UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07890

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Glenn Brightman 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/29

Date of reporting period: 2/29/2024

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report to Shareholders	February 29, 2024

Invesco AMT-Free Municipal Income Fund

Nasdaq:

A: OPTAX ∎ C: OMFCX ∎ Y: OMFYX ∎ R6: IORAX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

26	Financial Statements

29	Financial Highlights

30	Notes to Financial Statements

36	Report of Independent Registered Public Accounting Firm

37	Fund Expenses

38	Tax Information

T-1	Trustees and Officers

T-7	Proxy Results

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2024, Class A shares of Invesco AMT-Free Municipal Income Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond 5+ Year Investment Grade Index.

 Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/23 to 2/29/24, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.22%
Class C Shares	5.44
Class Y Shares	6.48
Class R6 Shares	6.54
S&P Municipal Bond 5+ Year Investment Grade Index▼	5.88
U.S. Consumer Price Index∎	3.15

Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg LP

Market conditions and your Fund

During the fiscal year ended February 29, 2024, investment grade municipal bonds returned 5.42%, high yield municipal bonds returned 8.30% and taxable municipal bonds returned 4.78%.1

 At the beginning of the fiscal year, investors were hopeful for the 2023 calendar year, despite ongoing concerns about inflation and interest rates; however, in March, the focus unexpectedly shifted as Silicon Valley Bank collapsed after a bank run, marking the second-largest bank failure in US history. Fears about the health of the global banking system ensued, and demand for perceived safe-haven asset classes increased, driving down Treasury and municipal yields. Although three other bank failures followed, fears of larger systemic instability faded in the following months.

 Debt ceiling concerns dominated most of the second quarter of 2023. The US government could have defaulted on its debt obligations, causing economic fallout across the global economy, had congressional action not been taken in early June. After months of on-and-off negotiations between the White House and congressional leaders, just ahead of the payment deadline, the US Congress passed and President Biden signed into law the Fiscal Responsibility Act, an agreement that suspends the limit on the federal debt ceiling until 2025 in exchange for capping federal spending.

 In its efforts to rein in inflation without harming employment or the overall economy, the Federal Reserve Board (the Fed) continued with its most aggressive monetary policy since the 1980s. The Fed raised the federal funds rate in March, May and July, bringing the target rate to 5.50%.2 However, investor sentiment shifted in early November, as the Fed held interest rates steady and publicly backed away from the rate hike it had signaled for December. Bond yields fell, igniting a rally across the fixed income market, including municipal bonds. The rally continued through November and into December as inflation continued to ease, and US economic growth remained contained. In December, the Fed again left interest rates unchanged and adopted a transitory tone, suggesting to market participants that rate cuts might be coming in 2024.2

 New municipal supply continued at a slow pace as issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. However, 2024 began with the highest tax-exempt supply seen over a January-February period since 2007: $60 billion.1 This skewed the fiscal year’s new issuance total to $388 billion, up 15% from the previous year’s $338 billion.1 Year-to-date 2024 was also constructive in terms of inflows to municipal funds. Following two years of outsized inflows and outflows, the municipal market began its return to a more normalized trend as we finished the fiscal year.3

 As a result of Puerto Rico’s restructuring of $22 billion of general obligation debt in March 2022, marking significant progress towards its long-winded bankruptcy process, the Commonwealth’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% in February 2019 to 17% in March 2022 as the newly restructured bonds reentered the index.1 During the fiscal year, the focus turned to the Puerto Rico Electric and Power Authority (PREPA). As of February 29, 2024, bankruptcy negotiations and U.S. District Court proceedings related to PREPA were ongoing.

 Municipal bonds have a long history of low defaults as many are issued to fund essential services to Americans. This continues to be the case as evidenced by S&P rating changes – during calendar year 2023, S&P’s rating activity was positive, with 949 ratings upgraded versus 278 downgraded, translating to more than three upgrades for every downgrade.4 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures, including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

 We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the economic challenges while identifying marketplace opportunities to add long-term value for shareholders.

 During the fiscal year, an overweight exposure to bonds A-rated† and below contributed to the Fund’s performance relative to its benchmark the S&P Municipal Bond 5+ Year Investment Grade Index. Additionally, an overweight exposure in higher coupon bonds (4.00% and higher) contributed to the Fund’s relative return. On a state level, bonds domiciled in Illinois also added to the Fund’s relative performance.

 An underweight allocation to AAA and AA-rated† bonds contributed to the Fund’s performance relative to its benchmark the S&P Municipal Bond 5+ Year Investment Grade Index. An underweight exposure in local general obligation bonds also detracted from the Fund’s relative performance. On a state level, bonds domiciled in New York were a detractor from the Fund’s relative results.

 During the fiscal year, leverage contributed to the Fund’s performance relative to its benchmark the S&P Municipal Bond 5+ Year Investment Grade Index. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

2	Invesco AMT-Free Municipal Income Fund

 Thank you for investing in Invesco AMT-Free Municipal Income Fund and for sharing our long-term investment horizon.

1	Source: Bloomberg LP

2	Source: US Federal Reserve

3	Source: Lipper Inc.

4	Source: Standard & Poor’s

† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

Portfolio manager(s):

Josh Cooney

Elizabeth Mossow

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco AMT-Free Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/14

1	Source: RIMES Technologies Corp.
2	Source: Bloomberg LP

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco AMT-Free Municipal Income Fund

Average Annual Total Returns
As of 2/29/24, including maximum applicable sales charges
Class A Shares
Inception (10/27/76)	5.41%
10 Years	4.29
5 Years	2.19
1 Year	1.73

Class C Shares
Inception (8/29/95)	4.04%
10 Years	4.10
5 Years	2.30
1 Year	4.44

Class Y Shares
Inception (11/29/10)	6.04%
10 Years	5.00
5 Years	3.32
1 Year	6.48

Class R6 Shares
10 Years	4.90%
5 Years	3.39
1 Year	6.54

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester AMT-Free Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® AMT-Free Municipal Fund. The Fund was subsequently renamed the Invesco AMT-Free Municipal Income Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on

Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco AMT-Free Municipal Income Fund

Supplemental Information

Invesco AMT-Free Municipal Income Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond 5+ Year Investment Grade Index seeks to measure the performance of investment-grade US municipal bonds with maturities equal to or greater than five years.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco AMT-Free Municipal Income Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	79.29%

General Obligation Bonds	13.75

Other	4.19

Pre-Refunded Bonds	2.77

Top Five Debt Holdings
% of total net assets

1. Valdez (City of), AK, Series 1994, VRD Ref. RB	1.63%

2. Los Angeles Department of Water & Power Water System Revenue, Series 2022, RB	1.16

3. Buckeye Tobacco Settlement Financing Authority, Series 2020 B-2, Ref. RB	1.07

4. Washington (State of) Metropolitan Area Transit Authority, Series 2020 A, RB	1.04

5. California (State of) County Tobacco Securitization Agency, Series 2006 B, RB	0.94

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2024.

7	Invesco AMT-Free Municipal Income Fund

Schedule of Investments

February 29, 2024

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–101.75%
Alabama–3.50%
Birmingham (City of) & Jefferson (County of), AL Civic Center Authority; Series 2018 A, RB	5.00%	07/01/2048	$2,500	$ 2,563,819
Birmingham (City of), AL Private Educational Building Authority (Birmingham-Southern College); Series 1996, RB	6.13%	12/01/2025	195	143,449
Birmingham (City of), AL Water Works Board; Series 2016 B, Ref. RB(a)(b)	5.00%	01/01/2027	16,150	17,145,094
Black Belt Energy Gas District (The); Series 2022 C-1, RB(b)	5.25%	06/01/2029	10,000	10,542,532
Fort Deposit (Town of), AL Cooperative District; Series 2003, RB	6.00%	02/01/2036	155	153,686
Homewood (City of), AL Educational Building Authority (Samford University); Series 2017 A, Ref. RB	5.00%	12/01/2047	4,500	4,557,911
Jefferson (County of), AL;
Series 2017, Ref. Revenue Wts.	5.00%	09/15/2035	4,500	4,752,403
Series 2024, Ref. RB	5.25%	10/01/2049	9,000	9,687,883
Series 2024, Ref. RB	5.50%	10/01/2053	5,000	5,468,704
Lower Alabama Gas District (The); Series 2016 A, RB	5.00%	09/01/2046	5,000	5,425,787
Mobile (City of), AL Improvement District (McGowin Park); Series 2016 A, RB	5.25%	08/01/2030	200	194,410
Southeast Alabama Gas Supply District (The) (No. 2); Series 2024 B, Ref. RB(b)	5.00%	05/01/2032	10,000	10,642,844
Southeast Energy Authority A Cooperative District (No. 2); Series 2021 B, RB(b)	4.00%	12/01/2031	7,895	7,936,698
Southeast Energy Authority A Cooperative District (No. 3); Series 2022 A-1, RB(b)	5.50%	12/01/2029	4,105	4,395,618
Southeast Energy Authority A Cooperative District (No. 4); Series 2022 B-1, RB(b)	5.00%	08/01/2028	2,000	2,079,609
				85,690,447

Alaska–1.63%
Alaska (State of) Industrial Development & Export Authority (Boys & Girls Home & Family Services, Inc.); Series 2007 C, RB(c)	5.88%	12/01/2027	600	660
Valdez (City of), AK; Series 1994, VRD Ref. RB(d)	3.20%	05/01/2031	40,000	40,000,112
				40,000,772

Arizona–2.11%
Arizona (State of) Industrial Development Authority (Academies of Math & Science);
Series 2017 A, Ref. RB (CEP - Ohio School District)	5.00%	07/01/2042	675	688,793
Series 2017 A, Ref. RB (CEP - Ohio School District)	5.00%	07/01/2047	925	937,654
Series 2017 A, Ref. RB (CEP - Ohio School District)	5.00%	07/01/2051	1,000	1,010,618
Series 2018 A, Ref. RB (CEP - Ohio School District)	5.00%	07/01/2038	500	515,796
Series 2018 A, Ref. RB (CEP - Ohio School District)	5.00%	07/01/2048	1,800	1,825,843
Series 2018 A, Ref. RB (CEP - Ohio School District)	5.00%	07/01/2052	2,125	2,149,154
Arizona (State of) Industrial Development Authority (Provident Group - Eastern Michigan University Parking);
Series 2018, RB(e)	5.00%	05/01/2048	1,100	605,000
Series 2018, RB(e)	5.00%	05/01/2051	1,000	550,000
Arizona (State of) Industrial Development Authority (Provident Group-NCCU Properties LLC); Series 2019 A, RB (INS - BAM)(f)	5.00%	06/01/2058	570	591,902
Arizona (State of) Industrial Development Authority (Social Bonds); Series 2020 A, RB	4.00%	11/01/2050	2,100	1,963,561
Chandler (City of), AZ Industrial Development Authority (Intel Corp.); Series 2005, RB(b)	3.80%	06/15/2028	5,000	5,089,310
Festival Ranch Community Facilities District (Assessment Districts Nos. 4 & 5); Series 2007, RB	5.75%	07/01/2032	270	265,727
Maricopa (County of), AZ Industrial Development Authority (GreatHearts Arizona);
Series 2017 C, RB (CEP - Ohio School District)	5.00%	07/01/2037	80	82,705
Series 2017 C, RB (CEP - Ohio School District)	5.00%	07/01/2048	145	147,231
Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2019, Ref. RB(g)	5.00%	07/01/2049	1,400	1,347,381
Merrill Ranch Community Facilities District No. 1 (Assessment Area One); Series 2006, RB	5.30%	07/01/2030	167	167,036
Phoenix (City of), AZ Industrial Development Authority (Espiritu Community Development Corp. Charter School); Series 2006 A, RB	6.25%	07/01/2036	390	375,071
Phoenix (City of), AZ Industrial Development Authority (Great Hearts Academies); Series 2016 A, Ref. RB	5.00%	07/01/2041	1,200	1,199,069
Phoenix Civic Improvement Corp.; Series 2019, RB	4.00%	07/01/2044	6,855	6,782,419
Pima (County of), AZ Industrial Development Authority (Arizona Charter Schools); Series 2013 Q, Ref. RB	5.38%	07/01/2031	1,575	1,564,066

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Pima (County of), AZ Industrial Development Authority (Christian Care Tuscon, Inc.);
Series 2017 A, Ref. RB(a)(b)	5.00%	06/15/2025	$550	$ 568,420
Series 2017 C, RB(a)(b)	5.00%	06/15/2025	1,010	1,043,826
Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(g)	5.50%	09/01/2046	900	835,421
Pima (County of), AZ Industrial Development Authority (Paideia Academies (The));
Series 2019, RB	5.13%	07/01/2039	195	186,118
Series 2019, RB	5.25%	07/01/2049	240	220,487
Pima (County of), AZ Industrial Development Authority (Tuscon Country Day School); Series 2007, Ref. RB	5.00%	06/01/2037	725	642,321
Salt River Project Agricultural Improvement & Power District; Series 2023 B, RB	5.25%	01/01/2053	15,220	17,034,376
Salt Verde Financial Corp.;
Series 2007, RB	5.50%	12/01/2029	100	107,431
Series 2007, RB	5.00%	12/01/2032	3,000	3,209,521
				51,706,257

Arkansas–0.14%
Arkansas (State of) Development Finance Authority (Baptist Memorial Health); Series 2020, Ref. RB	5.00%	09/01/2044	2,000	2,002,538
Cave Springs Municipal Property Owners’ Improvement District No. 3; Series 2007, GO Bonds(h)	6.25%	02/01/2038	1,480	1,480,000
				3,482,538

California–10.54%
Bay Area Toll Authority (San Francisco Bay Area); Series 2019 S-8, Ref. RB(a)(b)	5.00%	10/01/2029	5,000	5,702,579
California (State of);
Series 2016, Ref. GO Bonds	5.00%	09/01/2037	10,085	10,518,103
Series 2018, GO Bonds	5.00%	10/01/2047	13,500	13,912,490
Series 2020, GO Bonds	4.00%	03/01/2050	2,600	2,612,823
Series 2021, Ref. GO Bonds	5.00%	10/01/2041	1,500	1,682,192
Series 2022, GO Bonds	4.00%	04/01/2049	1,325	1,339,686
California (State of) Community Choice Financing Authority (Clean Energy); Series 2024, RB(b)	5.00%	04/01/2032	10,000	10,740,063
California (State of) Community Choice Financing Authority (Green Bonds);
Series 2023 C, RB(b)	5.25%	10/01/2031	3,250	3,440,030
Series 2023, RB(b)	5.00%	08/01/2029	5,000	5,246,671
California (State of) County Tobacco Securitization Agency; Series 2006 B, RB(i)	0.00%	06/01/2050	129,820	23,030,457
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2002, RB	5.88%	06/01/2035	10	10,209
California (State of) County Tobacco Securitization Agency (Fresno County Tobacco Funding Corp.);
Series 2006 A, RB(i)	0.00%	06/01/2046	7,000	1,688,121
Series 2006 B, RB(i)	0.00%	06/01/2046	6,000	1,400,616
California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2002 A, RB	5.88%	06/01/2043	2,450	2,450,960
California (State of) Health Facilities Financing Authority (Cedars-Sinai Health System); Series 2021, Ref. RB	5.00%	08/15/2051	10,000	10,907,955
California (State of) Health Facilities Financing Authority (Commonspirit Health); Series 2020 A, Ref. RB	4.00%	04/01/2049	1,500	1,442,239
California (State of) Health Facilities Financing Authority (Sutter Health);
Series 2016 B, Ref. RB(a)(b)	5.00%	11/15/2026	4,080	4,322,519
Series 2016 B, Ref. RB	5.00%	11/15/2046	5,920	6,058,137
California (State of) Housing Finance Agency;
Series 2019 A, RB	4.25%	01/15/2035	163	162,508
Series 2019 A-2, RB	4.00%	03/20/2033	6,999	7,013,849
California (State of) Housing Finance Agency (Social Certificates); Series 2023-1, RB	4.38%	09/20/2036	3,482	3,448,922
California (State of) Municipal Finance Authority (CHF-Davis I, LLC - West Village Student Housing); Series 2018, RB (INS - BAM)(f)	5.00%	05/15/2043	4,250	4,406,870
California (State of) Statewide Communities Development Authority (Community Facilities District No. 2007-01); Series 2015, Ref. RB	5.00%	09/01/2030	810	828,654
Cathedral (City of), CA Redevelopment Agency Successor Agency (Merged Redevelopment);
Series 2014 A, Ref. RB (INS - AGM)(f)	5.00%	08/01/2032	1,450	1,459,228
Series 2014 A, Ref. RB (INS - AGM)(f)	5.00%	08/01/2033	885	890,367
Golden State Tobacco Securitization Corp.; Series 2017 A-1, Ref. RB(a)(b)	5.00%	06/01/2027	170	183,329
Grossmont-Cuyamaca Community College District (Election of 2012); Series 2018 B, GO Bonds	4.00%	08/01/2047	3,165	3,166,348

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Inland Empire Tobacco Securitization Corp.; Series 2007 F, RB(g)(i)	0.00%	06/01/2057	$345,750	$ 22,503,104
Long Beach (City of), CA Bond Finance Authority; Series 2007 A, RB	5.50%	11/15/2037	2,000	2,294,064
Los Angeles (City of), CA Department of Water & Power; Series 2017 A, RB	5.00%	07/01/2042	5,000	5,233,927
Los Angeles Department of Water & Power Water System Revenue; Series 2022, RB(j)	5.00%	07/01/2042	25,000	28,404,275
Los Angeles Unified School District (Sustainability Bonds); Series 2022 QRR, GO Bonds	5.25%	07/01/2047	5,000	5,743,083
M-S-R Energy Authority;
Series 2009 B, RB	7.00%	11/01/2034	10,000	12,692,583
Series 2009 B, RB	6.50%	11/01/2039	9,820	12,625,284
Oak Grove School District (Election of 2008); Series 2018 E, Ref. GO Bonds(k)	5.00%	08/01/2042	4,500	2,677,774
Oxnard (City of), CA Financing Authority;
Series 2014, Ref. RB (INS - AGM)(f)	5.00%	06/01/2032	1,250	1,254,087
Series 2014, Ref. RB (INS - AGM)(f)	5.00%	06/01/2033	1,500	1,504,868
Series 2014, Ref. RB (INS - AGM)(f)	5.00%	06/01/2034	850	852,696
Poway Unified School District Public Financing Authority;
Series 2015 B, Ref. RB (INS - BAM)(f)	5.00%	09/01/2033	1,725	1,785,432
Series 2015 B, Ref. RB (INS - BAM)(f)	5.00%	09/01/2034	3,075	3,179,393
San Diego (County of), CA Regional Airport Authority;
Series 2019 A, Ref. RB	5.00%	07/01/2044	5,000	5,394,827
Series 2021 A, RB (INS - AGM)(f)	5.00%	07/01/2051	15,000	16,311,147
Santa Cruz (County of), CA Redevelopment Successor Agency; Series 2015 A, Ref. RB (INS - AGM)(f)	5.00%	09/01/2035	1,880	1,936,684
Transbay Joint Powers Authority (Green Bonds);
Series 2020 A, RB	5.00%	10/01/2045	1,000	1,028,665
Series 2020 A, RB	5.00%	10/01/2049	1,000	1,020,492
Twin Rivers Unified School District; Series 2020, GO Bonds (INS - AGM)(f)(i)	0.00%	08/01/2044	8,990	3,485,921
				257,994,231

Colorado–3.49%
Aurora (City of), CO (Pipeline/Interceptor); Series 2023, RB	4.00%	08/01/2053	13,285	12,658,414
Berthoud-Heritage Metropolitan District No. 1; Series 2019, RB	5.63%	12/01/2048	2,000	2,002,430
BNC Metropolitan District No. 1; Series 2017 A, Ref. GO Bonds (INS - BAM)(f)	5.00%	12/01/2037	550	580,406
Colorado (State of) Educational & Cultural Facilities Authority (Stargate Charter School); Series 2018 A, Ref. RB	5.00%	12/01/2038	1,000	1,044,409
Colorado (State of) Health Facilities Authority (Adventhealth Obligated Group); Series 2019 A, Ref. RB	4.00%	11/15/2043	2,000	1,963,756
Colorado (State of) Health Facilities Authority (Christian Living Neighborhoods); Series 2016, Ref. RB	5.00%	01/01/2031	1,400	1,409,119
Colorado (State of) Health Facilities Authority (CommonSpirit Health); Series 2022, RB	5.25%	11/01/2052	7,500	7,950,659
Denver (City & County of), CO;
Series 2018 B, Ref. RB	5.00%	12/01/2048	12,500	13,175,256
Series 2022 B, RB	5.25%	11/15/2053	8,000	8,867,386
Series 2022 C, Ref. RB	5.25%	11/15/2053	6,120	6,783,550
E-470 Public Highway Authority; Series 1997 B, RB (INS - NATL)(f)(i)	0.00%	09/01/2025	125	119,032
Ebert Metropolitan District; Series 2018 A-2, GO Bonds (INS - BAM)(f)	5.00%	12/01/2043	1,605	1,697,988
Hunters Overlook Metropolitan District No. 5;
Series 2019 A, GO Bonds	5.00%	12/01/2039	874	863,836
Series 2019 A, GO Bonds	5.00%	12/01/2049	1,360	1,288,364
Hunting Hill Metropolitan District; Series 2018, Ref. GO Bonds	5.63%	12/01/2048	2,071	2,076,776
Public Authority for Colorado Energy;
Series 2008, RB	6.25%	11/15/2028	1,495	1,585,899
Series 2008, RB	6.50%	11/15/2038	1,920	2,374,466
Rampart Range Metropolitan District No. 1; Series 2017, Ref. RB (INS - AGM)(f)	5.00%	12/01/2047	6,165	6,387,288
Tender Option Bond Trust Receipts/Certificates;
Series 2022, VRD RB(d)(g)	3.50%	05/01/2038	5,000	5,000,000
Series 2022, VRD RB(d)(g)	3.50%	05/01/2046	6,000	6,000,000
Vauxmont Metropolitan District; Series 2020, Ref. GO Bonds (INS - AGM)(f)	5.00%	12/01/2050	1,500	1,571,963
				85,400,997

Connecticut–0.87%
Connecticut (State of) Health & Educational Facilities Authority; Series 2020 G-1, Ref. RB(g)	5.00%	07/01/2050	1,100	997,419

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Connecticut–(continued)
Connecticut (State of) Health & Educational Facilities Authority (Fairfield University); Series 2017 R, Ref. RB	4.00%	07/01/2047	$6,125	$ 5,924,637
Connecticut (State of) Health & Educational Facilities Authority (Nuvance Health); Series 2019 A, Ref. RB	4.00%	07/01/2049	12,430	11,202,212
Georgetown (City of), CT Special Taxing District; Series 2006 A, GO Bonds(c)(h)	5.13%	10/01/2036	500	60,000
Hamden (Town of), CT; Series 2018 A, Ref. GO Bonds (INS - BAM)(f)	5.00%	08/15/2030	625	673,098
Mashantucket Western Pequot Tribe; Series 2013, RB(c)	6.05%	07/01/2031	11,260	2,505,364
				21,362,730

District of Columbia–3.09%
District of Columbia;
Series 2020 A, RB	4.00%	03/01/2045	4,335	4,325,524
Series 2023 A, RB	5.25%	05/01/2048	5,245	5,908,449
District of Columbia Tobacco Settlement Financing Corp.;
Series 2001, RB	6.75%	05/15/2040	4,260	4,393,296
Series 2006 B, RB(i)	0.00%	06/15/2046	72,125	15,504,488
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement);
Series 2019 A, Ref. RB	5.00%	10/01/2044	5,000	5,251,918
Series 2019 B, Ref. RB	4.00%	10/01/2049	10,000	9,405,818
Washington (State of) Metropolitan Area Transit Authority; Series 2020 A, RB	4.00%	07/15/2045	25,600	25,351,442
Washington Metropolitan Area Transit Authority (Green Bonds); Series 2023 A, RB	5.25%	07/15/2053	5,000	5,535,322
				75,676,257

Florida–6.08%
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics, Inc.); Series 2019, Ref. RB	5.00%	12/01/2037	2,580	2,727,723
Amelia Concourse Community Development District; Series 2007, RB	5.75%	05/01/2038	310	301,784
Arlington Ridge Community Development District; Series 2006 A, RB	5.50%	05/01/2036	125	125,063
Broward (County of), FL; Series 2022 A, RB	4.00%	10/01/2047	5,005	4,929,527
Broward (County of), FL (Convention Center Expansion); Series 2021, RB	4.00%	09/01/2047	17,250	16,719,585
Broward (County of), FL School Board; Series 2022, GO Bonds	5.00%	07/01/2051	10,000	10,903,906
Canaveral Port Authority; Series 2018 B, RB	5.00%	06/01/2048	5,000	5,145,149
Capital Trust Agency, Inc. (Advantage Academy of Hillsborough);
Series 2019 A, RB	5.00%	12/15/2049	455	437,210
Series 2019 A, RB	5.00%	12/15/2054	320	303,398
Capital Trust Agency, Inc. (Florida Charter Educational Foundation, Inc.);
Series 2018 A, RB(g)	5.38%	06/15/2038	255	251,604
Series 2018 A, RB(g)	5.38%	06/15/2048	480	450,591
Chapel Creek Community Development District; Series 2006 A, RB(c)(h)	5.50%	05/01/2038	1,175	787,250
Clearwater Cay Community Development District; Series 2006 A, RB (Acquired 02/16/2010; Cost $539,852)(c)(h)(l)	5.50%	05/01/2037	826	470,787
Creekside Community Development District; Series 2006, RB(c)(h)	5.20%	05/01/2038	2,280	1,071,600
Highland Meadows Community Development District; Series 2006 A, RB	5.50%	05/01/2036	80	80,045
Indigo Community Development District; Series 2005, RB(h)	5.75%	05/01/2036	218	156,935
Jacksonville (City of), FL Health Facilities Authority; Series 1997 B, RB(a)	5.25%	08/15/2027	15	15,162
JEA Water & Sewer System; Series 2024 A, Ref. RB	5.50%	10/01/2054	10,000	11,357,942
Lake (County of), FL (Imagine South Lake Charter School Program); Series 2019, RB(g)	5.00%	01/15/2054	190	172,015
Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts);
Series 2018 A, RB(g)	5.50%	07/15/2048	565	517,227
Series 2018 A, RB(g)	5.75%	07/15/2053	600	577,755
Lakeland (City of), FL (Lakeland Regional Health); Series 2015, RB	5.00%	11/15/2040	5,000	5,033,079
Lucaya Community Development District; Series 2005, RB	5.38%	05/01/2035	1,030	1,030,612
Magnolia Creek Community Development District; Series 2007 A, RB(c)	5.90%	05/01/2039	195	182,473
Magnolia West Community Development District; Series 2017, RB	5.35%	05/01/2037	70	70,437
Manatee (County of), FL; Series 2023, Ref. RB	4.00%	10/01/2048	5,000	4,950,000
Miami-Dade (County of), FL;
Series 2009, RB (INS - BAM)(f)(i)	0.00%	10/01/2042	6,925	3,187,225
Series 2019 B, RB	4.00%	10/01/2049	17,745	17,352,168
Series 2021, RB	4.00%	10/01/2051	5,000	4,828,279

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Miami-Dade (County of), FL Transit System;
Series 2020 A, RB	4.00%	07/01/2048	$12,185	$ 11,864,843
Series 2020 A, RB	4.00%	07/01/2050	5,000	4,830,304
Miromar Lakes Community Development District; Series 2015, Ref. RB	5.00%	05/01/2035	1,195	1,200,269
Naturewalk Community Development District; Series 2007 A, RB(c)(h)	5.50%	05/01/2038	335	107,200
Orange (County of), FL Health Facilities Authority (Orlando Health Obligated Group); Series 2022, RB	4.00%	10/01/2052	10,000	9,596,768
Orlando (City of), FL Utilities Commission; Series 2018 A, RB	5.00%	10/01/2038	3,000	3,172,833
Osceola (County of), FL; Series 2020 A-1, Ref. RB	5.00%	10/01/2049	2,055	2,107,132
Palace Coral Gables Community Development District;
Series 2011, RB	5.00%	05/01/2032	385	385,244
Series 2011, RB	5.63%	05/01/2042	1,000	1,000,649
Polk (County of), FL Industrial Development Authority (Carpenter’s Home Estates); Series 2019, Ref. IDR	5.00%	01/01/2049	750	689,040
Reunion East Community Development District;
Series 2002 A-2, RB(c)(h)	7.38%	05/01/2033	860	9
Series 2005, RB(c)(h)	5.80%	05/01/2036	810	8
Ridgewood Trails Community Development District; Series 2007 A, RB	5.65%	05/01/2038	15	15,009
South Bay Community Development District;
Series 2005 A, RB(c)(h)	5.95%	05/01/2036	1,645	16
Series 2005 A-1, Ref. RB	5.95%	05/01/2036	1,620	1,625,672
Series 2005 A-2, Ref. RB(c)(h)	6.60%	05/01/2036	1,095	547,500
Series 2005 B-2, Ref. RB(c)(h)	6.60%	05/01/2025	935	467,501
Tampa (City of), FL;
Series 2020 A, RB(i)	0.00%	09/01/2033	210	146,359
Series 2020 A, RB(i)	0.00%	09/01/2034	880	589,023
Series 2020 A, RB(i)	0.00%	09/01/2035	750	479,846
Series 2020 A, RB(i)	0.00%	09/01/2036	850	516,248
Series 2020 A, RB(i)	0.00%	09/01/2037	825	473,806
Series 2020 A, RB(i)	0.00%	09/01/2038	1,050	568,301
Series 2020 A, RB(i)	0.00%	09/01/2039	1,000	510,874
Villages of Avignon Community Development District (The); Series 2007 A, RB(c)(h)	5.40%	05/01/2037	250	12,500
Vista Community Development District; Series 2006 A, RB	5.38%	05/01/2037	3,400	3,401,364
Waterford Estates Community Development District; Series 2006 A, RB	5.50%	05/01/2037	1,595	1,597,101
Waterstone Community Development District;
Series 2007 A, RB(h)(k)	6.88%	05/01/2037	146	98,086
Series 2007 B, RB(h)(i)	0.00%	11/01/2028	748	523,410
West Villages Improvement District;
Series 2005 A-1, RB	5.75%	05/01/2036	2,770	2,772,382
Series 2005 A-2, RB(c)(h)	5.75%	05/01/2036	2,925	1,696,500
Westridge Community Development District; Series 2005, RB	5.80%	05/01/2037	390	390,197
Westside Community Development District; Series 2019-2, RB	5.65%	05/01/2037	525	352,871
Wildwood (City of), FL Village Community Development Disctrict No. 15;
Series 2023, RB(g)	5.00%	05/01/2043	1,500	1,534,315
Series 2023, RB(g)	5.25%	05/01/2054	1,000	1,027,838
Zephyr Ridge Community Development District; Series 2006 A, RB (Acquired 06/29/2009; Cost $973,791)(c)(h)(l)	5.63%	05/01/2037	979	489,330
				148,926,879

Georgia–2.67%
Atlanta (City of), GA Department of Aviation (Green Bonds); Series 2023 B-1, RB	5.00%	07/01/2053	6,750	7,361,221
Atlanta (City of), GA Urban Residential Finance Authority (Trestletree Village Apartments); Series 2013 A, RB	5.00%	11/01/2048	490	360,590
Brookhaven (City of), GA Urban Redevelopment Agency; Series 2023 A, RB	4.00%	07/01/2053	5,000	4,969,758
Columbia (City of), GA (Wellstar Health System, Inc.); Series 2023, RAC	5.13%	04/01/2048	5,500	5,959,189
Floyd (County of), GA Development Authority (The Spires at Berry College);
Series 2018 A, RB	5.75%	12/01/2033	1,155	1,149,781
Series 2018 A, RB	6.00%	12/01/2038	2,260	2,242,308
Series 2018 A, RB	6.25%	12/01/2048	5,565	5,461,331
Series 2018 A, RB	6.50%	12/01/2053	3,205	3,205,042

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–(continued)
Fulton (County of), GA Development Authority (Piedmont Healthcare, Inc.);
Series 2016 A, Ref. RB	5.00%	07/01/2046	$3,000	$ 3,051,365
Series 2019, RB	4.00%	07/01/2049	11,150	10,551,635
Main Street Natural Gas, Inc.;
Series 2019 A, RB	5.00%	05/15/2043	1,040	1,066,888
Series 2023 B, RB(b)	5.00%	03/01/2030	5,000	5,306,395
Series 2023 C, RB(b)	5.00%	09/01/2030	5,000	5,323,515
Series 2024 A, RB(b)	5.00%	09/01/2031	5,435	5,816,223
Oconee (County of), GA Industrial Development Authority (Presbyterian Village Athens);
Series 2018 A-1, RB	6.13%	12/01/2038	880	812,817
Series 2018 A-1, RB	6.25%	12/01/2048	1,230	1,082,926
Series 2018 A-1, RB	6.38%	12/01/2053	1,030	905,838
Series 2018 A-2, RB(b)	5.50%	12/01/2028	690	637,500
				65,264,322

Guam–0.17%
Guam (Territory of); Series 2015 D, Ref. RB	5.00%	11/15/2039	2,500	2,527,670
Guam (Territory of) Waterworks Authority; Series 2020 A, RB	5.00%	01/01/2050	1,500	1,547,724
				4,075,394

Illinois–6.73%
Chicago (City of), IL; Series 2012, RB (INS - BAM)(f)	4.00%	01/01/2042	1,200	1,200,084
Chicago (City of), IL (O’Hare International Airport);
Series 2015 B, Ref. RB	5.00%	01/01/2034	2,500	2,534,730
Series 2017 D, RB	5.00%	01/01/2052	3,000	3,062,316
Series 2018 B, RB	5.00%	01/01/2053	10,000	10,467,773
Series 2020 A, Ref. RB	4.00%	01/01/2036	5,000	5,150,954
Chicago (City of), IL Board of Education;
Series 1998 B-1, GO Bonds (INS - NATL)(f)(i)	0.00%	12/01/2024	915	889,402
Series 1999 A, GO Bonds (INS - NATL)(f)(i)	0.00%	12/01/2024	1,405	1,365,694
Series 2016, RB	6.00%	04/01/2046	4,300	4,509,540
Series 2018 A, Ref. GO Bonds (INS - AGM)(f)	5.00%	12/01/2026	775	801,337
Series 2018 A, Ref. GO Bonds (INS - AGM)(f)	5.00%	12/01/2028	2,250	2,391,479
Series 2018 A, Ref. GO Bonds (INS - AGM)(f)	5.00%	12/01/2031	1,000	1,061,186
Series 2018 A, Ref. GO Bonds (INS - AGM)(f)	5.00%	12/01/2034	1,205	1,276,145
Series 2022 A, GO Bonds	5.00%	12/01/2047	3,200	3,212,005
Chicago (City of), IL Transit Authority;
Series 2020 A, Ref. RB	5.00%	12/01/2045	20	20,830
Series 2020 A, Ref. RB	5.00%	12/01/2055	2,140	2,214,827
Cook (County of), IL; Series 2021 A, Ref. RB	4.00%	11/15/2041	3,500	3,464,946
Cook County Community School District No. 147; Series 2004 A, Ref. GO Bonds (INS - BAM)(f)	7.13%	06/01/2024	385	386,672
Du Page (County of), IL Special Service Area No. 31 (Monarch Landing, Inc.); Series 2006, RB	5.63%	03/01/2036	275	275,322
Gilberts (Village of), IL; Series 2014, Ref. RB(a)(b)	5.00%	03/26/2024	2,000	2,001,906
Gilberts (Village of), IL Special Service Area No. 24 (The Conservancy); Subseries 2014 A, RB	5.38%	03/01/2034	634	609,549
Harvey (City of), IL;
Series 2008, RB	6.88%	08/01/2028	2,310	2,144,306
Series 2023 A, GO Bonds	4.50%	01/01/2054	3,585	2,850,043
Illinois (State of);
Series 2014, GO Bonds	5.00%	04/01/2025	2,000	2,002,117
Series 2014, GO Bonds	5.00%	02/01/2039	1,525	1,525,574
Series 2017 C, GO Bonds	5.00%	11/01/2029	3,000	3,192,209
Series 2018 A, GO Bonds	5.00%	05/01/2036	2,610	2,751,705
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2029	6,500	7,033,354
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2032	3,000	3,236,230
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2033	750	804,610
Series 2018 B, Ref. GO Bonds	5.00%	10/01/2029	5,000	5,410,273
Series 2020, GO Bonds	5.50%	05/01/2039	3,750	4,145,757
Illinois (State of) Finance Authority (Northshore University Health); Series 2020 B, VRD RB(d)	3.00%	08/15/2049	5,200	5,200,000
Illinois (State of) Finance Authority (University of Illinois Health Services); Series 2020, RB	4.00%	10/01/2040	3,950	3,739,131

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Regional Transportation Authority;
Series 2018 B, RB	4.00%	06/01/2043	$1,365	$ 1,372,012
Series 2018 XF2618, Revenue Ctfs.(j)	4.00%	06/01/2043	18,000	18,092,466
Illinois (State of) Sports Facilities Authority;
Series 2014, Ref. RB (INS - AGM)(f)	5.25%	06/15/2032	2,000	2,004,949
Series 2019, Ref. RB (INS - BAM)(f)	5.00%	06/15/2028	2,520	2,669,984
Series 2019, Ref. RB (INS - BAM)(f)	5.00%	06/15/2029	1,455	1,563,185
Series 2019, Ref. RB (INS - BAM)(f)	5.00%	06/15/2030	245	260,526
Illinois (State of) Toll Highway Authority;
Series 2020 A, RB	5.00%	01/01/2045	21,090	22,763,217
Series 2021 A, RB	4.00%	01/01/2046	7,785	7,670,525
Jefferson County Township High School District No. 201;
Series 2012 A, GO Bonds	6.50%	12/30/2027	895	1,004,918
Series 2012 A, GO Bonds	6.50%	12/30/2028	955	1,101,095
Series 2012 A, GO Bonds	6.50%	12/30/2031	1,160	1,423,444
Lincolnshire (Village of), IL (Sedgewick); Series 2004, RB	6.25%	03/01/2034	1,709	1,710,550
Northern Illinois Municipal Power Agency; Series 2016 A, Ref. RB	4.00%	12/01/2041	1,050	1,047,620
Plano (City of), IL Special Service Area No. 5 (Lakewood Springs Club); Series 2006, RB	6.00%	03/01/2036	337	321,887
Sales Tax Securitization Corp.; Series 2018 C, Ref. RB (INS - BAM)(f)	5.25%	01/01/2048	5,000	5,261,489
Southwestern Illinois Development Authority; Series 2006, RB(c)	5.63%	11/01/2026	890	667,500
Stephenson County School District No. 145 Freeport;
Series 2018 A, GO Bonds(a)(b)	5.00%	02/01/2028	210	226,490
Series 2018 A, GO Bonds(a)(b)	5.00%	02/01/2028	135	145,601
Series 2018 A, GO Bonds(a)(b)	5.00%	02/01/2028	160	172,564
Series 2018 A, GO Bonds(a)(b)	5.00%	02/01/2028	40	43,372
Series 2018 A, GO Bonds(a)(b)	5.00%	02/01/2028	30	32,529
Series 2018 A, GO Bonds(a)(b)	5.00%	02/01/2028	25	27,108
Series 2018 A, GO Bonds (INS - AGM)(f)	5.00%	02/01/2032	905	978,055
Series 2018 A, GO Bonds (INS - AGM)(f)	5.00%	02/01/2033	660	711,014
Series 2018 A, GO Bonds (INS - AGM)(f)	5.00%	02/01/2034	590	634,477
Yorkville (United City of), IL (United City Special Services Area); Series 2013, Ref. RB	5.00%	03/01/2033	1,848	1,813,275
				164,651,858

Indiana–0.51%
Columbus (City of), IN (Vivera Senior Living); Series 2019, RB	5.63%	05/01/2039	3,555	2,985,317
Indiana (State of) Finance Authority (Good Samaritan Hospital); Series 2016 A, RB	5.50%	04/01/2026	1,620	1,656,645
Indiana (State of) Municipal Power Agency; Series 2016 A, Ref. RB	5.00%	01/01/2037	7,500	7,753,092
				12,395,054

Iowa–0.93%
Iowa (State of) Finance Authority; Series 2007, RB(c)	5.90%	12/01/2028	400	440
Iowa (State of) Finance Authority (Alcoa, Inc.); Series 2012, RB	4.75%	08/01/2042	5,000	4,957,392
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2022, Ref. RB(b)	5.00%	12/01/2042	7,785	8,230,417
Iowa (State of) Finance Authority (Mercy Medical Center); Series 2012, RB	5.00%	08/15/2028	1,685	1,686,229
Iowa (State of) Finance Authority (Unitypoint Health); Series 2018 B, Ref. RB	5.00%	02/15/2048	1,300	1,342,863
Iowa (State of) Finance Authority (Wedum Walnut Ridge LLC); Series 2007 B, RB	5.38%	06/01/2025	75	74,279
PEFA, Inc.; Series 2019, RB(b)	5.00%	09/01/2026	5,190	5,300,945
Xenia (City of), IA Rural Water District; Series 2016, Ref. RB(a)(b)	5.00%	12/01/2026	1,000	1,055,371
				22,647,936

Kentucky–2.29%
Kentucky (Commonwealth of) Municipal Power Agency (Prairie State);
Series 2016 A, Ref. RB (INS - NATL)(f)	5.00%	09/01/2032	5,480	5,661,790
Series 2016 A, Ref. RB (INS - NATL)(f)	5.00%	09/01/2033	11,525	11,868,495
Series 2016 A, Ref. RB (INS - NATL)(f)	5.00%	09/01/2034	5,000	5,126,269
Kentucky (Commonwealth of) Property & Building Commission (No. 115);
Series 2017, RB	5.00%	04/01/2037	2,500	2,628,675
Series 2017, RB (INS - BAM)(f)	5.00%	04/01/2038	2,500	2,617,507

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky–(continued)
Kentucky (Commonwealth of) Property & Building Commission (No. 119);
Series 2018, RB	5.00%	05/01/2035	$1,500	$ 1,610,387
Series 2018, RB	5.00%	05/01/2036	1,170	1,252,238
Series 2018, RB	5.00%	05/01/2037	4,605	4,914,307
Kentucky (Commonwealth of) Public Energy Authority;
Series 2022 A-1, RB(b)	4.00%	08/01/2030	15,000	15,066,849
Series 2024 A, RB(b)	5.00%	07/01/2030	5,000	5,250,620
				55,997,137

Louisiana–1.95%
Denham Springs (City of) & Livingston (Parish of), LA Housing & Mortgage Finance Authority; Series 2007, RB (CEP - GNMA)	5.00%	11/01/2040	3	3,156
Louisiana (State of); Series 2023 A-1, Ref. VRD RB (LOC - Toronto-dominion Bank)(d)(m)	2.95%	05/01/2043	10,000	10,000,000
Louisiana (State of) Public Facilities Authority (19th Judicial District Court Building); Series 2015, Ref. RB(a)(b)	5.00%	06/01/2025	2,500	2,561,026
Louisiana (State of) Public Facilities Authority (Archdiocese of New Orleans);
Series 2017, Ref. RB	5.00%	07/01/2032	395	316,000
Series 2017, Ref. RB	5.00%	07/01/2033	300	240,000
Series 2017, Ref. RB	5.00%	07/01/2037	345	276,000
Louisiana (State of) Public Facilities Authority (Ochsner Clinic Foundation); Series 2017, Ref. RB	5.00%	05/15/2046	7,500	7,675,027
Louisiana Stadium & Exposition District; Series 2023 A, Ref. RB	5.25%	07/01/2053	15,000	16,468,993
Louisiana State University & Agricultural & Mechanical College Board of Supervisors; Series 2016 A, Ref. RB(a)(b)	5.00%	07/01/2026	4,035	4,218,451
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolidated Garage System);
Series 2018 A, RB (INS - AGM)(f)	5.00%	10/01/2043	700	731,364
Series 2018 A, RB (INS - AGM)(f)	5.00%	10/01/2048	1,280	1,327,867
St. John the Baptist (Parish of), LA (Marathon Oil Corp.);
Series 2017, Ref. RB(b)	2.13%	07/01/2024	2,000	1,983,147
Subseries 2017 A-3, Ref. RB(b)	2.20%	07/01/2026	2,000	1,904,131
				47,705,162

Maryland–0.53%
Anne Arundel (County of), MD; Series 2023, GO Bonds	4.00%	10/01/2052	5,000	4,940,933
Gaithersburg (City of), MD (Asbury Maryland Obligated Group); Series 2018 A, Ref. RB	5.00%	01/01/2036	1,500	1,514,443
Maryland (State of) Health & Higher Educational Facilities Authority;
Series 2001, RB (INS - AMBAC)(f)	5.00%	07/01/2034	5	5,036
Series 2016, Ref. RB	5.00%	06/01/2036	400	406,839
Maryland Economic Development Corp. (University of Maryland College Park); Series 2016, Ref. RB (INS - AGM)(f)	5.00%	06/01/2035	4,530	4,697,567
Prince George’s (County of), MD (Victoria Falls); Series 2005, RB	5.25%	07/01/2035	1,490	1,496,026
				13,060,844

Massachusetts–1.45%
Massachusetts (Commonwealth of); Series 2016-XF0530, Ctfs. Of Obligation(j)	5.00%	12/01/2035	20,000	21,073,520
Massachusetts (Commonwealth of) Development Finance Agency;
Series 2016 I, Ref. RB	5.00%	07/01/2036	2,000	2,057,286
Series 2019 A, Ref. RB	4.00%	07/01/2044	3,000	2,645,352
Massachusetts (Commonwealth of) Transportation Fund (Rail Enhancement Program); Series 2021 A, RB(j)	4.00%	06/01/2050	10,000	9,734,792
				35,510,950

Michigan–2.86%
Detroit (City of), MI; Series 2003 B-R, RB (INS - AGM)(f)	7.50%	07/01/2033	60	60,175
Detroit (City of), MI Downtown Development Authority (Catalyst Development);
Series 2018 A, Ref. RB (INS - AGM)(f)	5.00%	07/01/2043	150	150,141
Series 2018 A, Ref. RB (INS - AGM)(f)	5.00%	07/01/2048	1,350	1,328,501
Michigan (State of);
Series 2020 B, RB	4.00%	11/15/2045	10,000	10,071,612
Series 2021, RB	4.00%	11/15/2046	6,000	6,001,563

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–(continued)
Michigan (State of) Finance Authority;
Series 2005 A, RB	6.00%	12/01/2035	$1,155	$ 1,111,603
Series 2008 C, RB(i)	0.00%	06/01/2058	289,275	12,808,345
Series 2014, Ref. RB(a)(b)(g)	6.75%	07/01/2024	1,945	1,966,164
Series 2014, Ref. RB(g)	6.75%	07/01/2044	4,055	3,688,826
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-6, Ref. RB	5.00%	07/01/2033	1,000	1,004,082
Series 2014 D-4, Ref. RB	5.00%	07/01/2032	2,450	2,460,161
Series 2014 D-4, Ref. RB	5.00%	07/01/2034	1,000	1,004,050
Series 2014 D-6, Ref. RB (INS - NATL)(f)	5.00%	07/01/2025	1,000	1,005,010
Series 2014 D-6, Ref. RB (INS - NATL)(f)	5.00%	07/01/2026	895	898,334
Series 2014 D-6, Ref. RB (INS - NATL)(f)	5.00%	07/01/2027	930	933,192
Series 2015 C, RB	5.00%	07/01/2034	2,200	2,229,086
Michigan (State of) Finance Authority (Old Redforf Academy); Series 2010 A, RB	5.90%	12/01/2030	455	450,970
Michigan (State of) Finance Authority (Universal Learning Academy); Series 2018, Ref. RB	5.75%	11/01/2040	635	624,266
Michigan (State of) Strategic Fund (Wolverine Human Services); Series 2007, RB(c)	5.85%	08/31/2027	6,074	5,467,504
Plymouth Educational Center Charter School;
Series 2005, Ref. RB(h)	5.38%	11/01/2030	400	244,000
Series 2005, Ref. RB(h)	5.63%	11/01/2035	1,325	808,250
Renaissance Public School Academy; Series 2012 A, RB	6.00%	05/01/2037	500	500,142
Walled Lake Consolidated School District;
Series 2019, GO Bonds	4.00%	05/01/2039	600	612,582
Series 2019, GO Bonds	4.00%	05/01/2040	1,220	1,242,045
Series 2019, GO Bonds	4.00%	05/01/2041	2,485	2,528,143
Wayne (County of), MI Airport Authority (Detroit Metropolitan Wayne County Airport); Series 2021 A, RB	5.00%	12/01/2046	10,000	10,909,966
				70,108,713

Minnesota–0.18%
Bethel (City of), MN (Benedictine Health System - St. Peter Communities); Series 2018 A, Ref. RB	5.50%	12/01/2048	1,050	935,680
Duluth (City of), MN Economic Development Authority (Essentia Health Obligated Group);
Series 2018 A, Ref. RB	5.00%	02/15/2043	2,300	2,355,002
Minnesota (State of) Higher Education Facilities Authority (Trustees of the Hamline University of Minnesota); Series 2017, Ref. RB	5.00%	10/01/2047	900	904,279
Mound (City of), MN Housing & Redevelopment Authority; Series 2006, Ref. RB	5.00%	02/15/2027	323	318,190
				4,513,151

Mississippi–0.47%
Mississippi (State of) Development Bank; Series 2016, RB (CEP - Colorado Higher Education Intercept Program)	5.00%	12/01/2046	10,000	10,246,875
Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 2021, RB	2.38%	06/01/2044	1,795	1,138,475
				11,385,350

Missouri–0.92%
Branson (City of), MO Industrial Development Authority (Branson Hills Redevelopment);
Series 2005 A, RB(h)	7.05%	05/01/2027	60	52,577
Series 2007 A, RB(h)	5.75%	05/01/2026	630	564,957
Broadway-Fairview Transportation Development District; Series 2006 A, RB(h)	5.88%	12/01/2031	675	209,250
Chillicothe (City of), MO (South U.S. 65); Series 2006, RB	5.63%	04/01/2027	400	393,737
Columbia (City of), MO Housing Authority (Stuart Park/Paquin Tower Apartments);
Series 2015, RB	5.00%	12/15/2040	580	542,405
Series 2015, RB	5.13%	12/15/2050	1,330	1,193,632
Grindstone Plaza Transportation Development District; Series 2006 A, RB	5.50%	10/01/2031	355	355,042
Hollister (City of), MO; Series 2019, RB(g)	5.63%	10/01/2039	3,700	3,442,700
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. RB(g)	5.00%	04/01/2046	295	268,069
Lee’s Summit (City of), MO Industrial Development Authority; Series 2007, RB(c)(h)	5.75%	03/01/2029	250	137,500
Maplewood (City of), MO (Maplewood South Redevelopment Area); Series 2005, Ref. RB	5.75%	11/01/2026	855	838,460
Missouri (State of) Health & Educational Facilities Authority (SSM Health); Series 2018 A, RB	5.00%	06/01/2048	7,500	7,723,595
Northwoods Transportation Development District; Series 2006 A, RB	5.85%	02/01/2031	50	44,530

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
St. Charles (County of), MO Industrial Development Authority (Suemandy/Mid-Rivers Community Improvement District); Series 2016, RB(g)	5.00%	10/01/2046	$1,025	$ 870,054
St. Louis (City of), MO (Abbey Condominiums);
Series 2006 A, RB(e)(h)	6.00%	08/04/2025	481	28,860
Series 2007, RB(h)	5.50%	05/29/2028	661	198,305
St. Louis (City of), MO Land Clearance for Redevelopment Authority (Scottrade Center); Series 2018 A, RB	5.00%	04/01/2048	3,250	3,316,872
St. Louis (County of), MO; Series 2007 A, RB(h)	5.50%	09/02/2028	373	108,170
St. Louis (County of), MO (Ludwig Lofts); Series 2008, RB(e)(h)	6.69%	04/21/2029	1,080	183,600
St. Louis (County of), MO (Printers Lofts Tax Increment Financing); Series 2006, RB(e)(h)	6.00%	08/21/2026	545	54,500
St. Louis (County of), MO (Washington Park Redevelopment);
Series 2006, RB(e)(h)	6.00%	08/21/2026	846	101,520
Series 2006, RB(h)	5.50%	03/09/2027	1,879	357,010
Series 2007 A, RB(h)	5.50%	01/20/2028	712	270,560
Series 2007 B, RB(e)(h)	5.50%	01/20/2028	466	23,300
Series 2008 A, RB(h)	6.60%	01/21/2028	3,254	1,301,600
Stone Canyon Community Improvement District (Infrastructure Improvement); Series 2007, RB (Acquired 09/23/2011; Cost $287,597)(c)(h)(l)	5.75%	04/01/2027	320	28,800
				22,609,605

Montana–0.11%
Hardin (City of), MT; Series 2006, RB(e)(h)	6.25%	09/01/2031	11,710	2,810,400

Nebraska–0.73%
Central Plains Energy Project (No. 3); Series 2017 A, Ref. RB	5.00%	09/01/2035	6,150	6,662,349
Central Plains Energy Project (No. 5); Series 2022-1, RB(b)	5.00%	10/01/2029	5,000	5,249,914
Omaha (City of), NE Public Power District; Series 2021 A, RB (INS - AGM)(f)	4.00%	02/01/2051	6,000	5,876,140
				17,788,403

Nevada–0.55%
Clark (County of), NV (Special Improvement District No. 128);
Series 2007 A, RB	5.00%	02/01/2026	130	130,469
Series 2007 A, RB	5.05%	02/01/2031	245	245,772
Clark (County of), NV (Stadium Improvement Bonds); Series 2018 A, GO Bonds	5.00%	05/01/2048	2,500	2,612,332
Clark County School District; Series 2018 B, GO Bonds (INS - BAM)(f)	5.00%	06/15/2036	5,280	5,727,273
Las Vegas Valley Water District; Series 2022 A, GO Bonds	4.00%	06/01/2051	5,000	4,834,720
				13,550,566

New Hampshire–0.54%
Manchester Housing & Redevelopment Authority, Inc.; Series 2000 B, RB (INS - BAM)(f)(i)	0.00%	01/01/2029	305	237,200
New Hampshire (State of) Business Finance Authority; Series 2020-1A, RB	4.13%	01/20/2034	7,227	7,049,022
New Hampshire (State of) Business Finance Authority (Social Bonds); Series 2022-2A, RB	4.00%	10/20/2036	4,994	4,774,694
New Hampshire (State of) Business Finance Authority (Vista (The));
Series 2019 A, RB(g)	5.25%	07/01/2039	410	381,369
Series 2019 A, RB(g)	5.63%	07/01/2046	230	211,247
Series 2019 A, RB(g)	5.75%	07/01/2054	570	519,913
				13,173,445

New Jersey–7.21%
Atlantic City (City of), NJ;
Series 2017 A, Ref. GO Bonds (INS - BAM)(f)	5.00%	03/01/2032	250	262,473
Series 2017 A, Ref. GO Bonds (INS - BAM)(f)	5.00%	03/01/2037	500	517,157
Casino Reinvestment Development Authority, Inc.;
Series 2014, Ref. RB (INS - AGM)(f)	5.00%	11/01/2030	2,000	2,024,520
Series 2014, Ref. RB (INS - AGM)(f)	5.00%	11/01/2032	2,000	2,022,021
Hudson County Improvement Authority (Hudson County Courthouse); Series 2020, RB	4.00%	10/01/2046	10,000	10,017,517
New Jersey (State of); Series 2020 A, GO Bonds	4.00%	06/01/2032	6,380	6,989,647

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Economic Development Authority;
Series 2016 AAA, RB(a)(b)	5.00%	12/15/2026	$3,000	$ 3,180,763
Series 2017 DDD, RB	5.00%	06/15/2028	1,930	2,049,425
Series 2017 DDD, RB	5.00%	06/15/2029	3,500	3,720,999
Series 2018 A, RB	5.00%	06/15/2042	3,500	3,644,916
Series 2018 A, RB	5.00%	06/15/2047	735	757,970
Series 2018 C, RB	5.00%	06/15/2031	4,855	5,195,412

New Jersey (State of) Economic Development Authority (Golden Door Charter School); Series 2018 A, RB(g)	6.50%	11/01/2052	220	230,198

New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2019, Ref. RB	5.13%	06/15/2037	863	943,860

New Jersey (State of) Health Care Facilities Financing Authority; Series 2015 A, RB (INS - AGM)(f)	5.00%	07/01/2029	2,100	2,144,078
New Jersey (State of) Transportation Trust Fund Authority;
Series 2004 A, RB (INS - NATL)(f)	5.75%	06/15/2024	11,570	11,643,309
Series 2008 A, RB(i)	0.00%	12/15/2038	5,680	3,197,525
Series 2009 D, RB	5.00%	06/15/2032	5,015	5,059,060
Series 2016 A-1, RN	5.00%	06/15/2030	6,000	6,254,430
Series 2018 A, Ref. RN	5.00%	06/15/2029	6,660	6,947,535
Series 2018 A, Ref. RN	5.00%	06/15/2030	945	985,073
Series 2018 A, Ref. RN	5.00%	06/15/2031	880	916,063
Series 2019 BB, RB	4.00%	06/15/2050	7,125	6,851,827
Series 2020 AA, RB	4.00%	06/15/2050	10,200	9,808,931
Series 2022 BB, RB	4.00%	06/15/2046	1,585	1,543,986
New Jersey (State of) Turnpike Authority;
Series 2015 E, RB	5.00%	01/01/2034	7,000	7,100,862
Series 2021 A, RB	4.00%	01/01/2042	2,000	2,041,988
Series 2021 A, RB	4.00%	01/01/2051	10,000	9,941,404
Tobacco Settlement Financing Corp.;
Series 2018 A, Ref. RB	5.00%	06/01/2029	3,500	3,768,299
Series 2018 A, Ref. RB	5.00%	06/01/2030	12,030	12,939,980
Series 2018 A, Ref. RB	5.00%	06/01/2031	4,500	4,838,706
Series 2018 A, Ref. RB	5.00%	06/01/2032	12,980	13,951,897
Series 2018 A, Ref. RB	5.00%	06/01/2033	5,005	5,376,573
Series 2018 A, Ref. RB	5.00%	06/01/2037	3,000	3,176,146
Series 2018 A, Ref. RB	5.25%	06/01/2046	6,000	6,221,655
Series 2018 B, Ref. RB	5.00%	06/01/2046	10,000	10,190,510
				176,456,715

New Mexico–0.08%
Boulders Public Improvement District; Series 2015, RB	5.75%	10/01/2044	230	216,386
Trails Public Improvement District; Series 2008, RB	7.75%	10/01/2038	1,775	1,780,404
				1,996,790

New York–9.49%
Hudson Yards Infrastructure Corp.;
Series 2017 XF0549, Revenue Ctfs.(j)	5.00%	02/15/2037	8,500	8,951,129
Series 2017 XF0549, Revenue Ctfs.(j)	5.00%	02/15/2039	7,500	7,852,403
Metropolitan Transportation Authority (Green Bonds);
Series 2016 A-1, RB	5.25%	11/15/2056	14,375	14,691,540
Series 2017 A-1, RB	5.25%	11/15/2057	3,500	3,590,192
Series 2019 A, RB	5.00%	11/15/2045	10,065	10,476,627
New York & New Jersey (States of) Port Authority; One Hundred Ninety Fourth Series 2015, Ref. RB	5.25%	10/15/2055	10,000	10,184,720
New York (City of), NY; Series 2022 A, GO Bonds	5.25%	09/01/2043	10,000	11,247,735
New York (City of), NY Municipal Water Finance Authority;
Series 2012, VRD RB(d)	3.20%	06/15/2046	2,500	2,500,000
Series 2018 EE, Ref. RB	5.00%	06/15/2040	10,160	10,806,303

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (City of), NY Transitional Finance Authority;
Series 2019 A-3, RB	4.00%	05/01/2041	$10,000	$ 10,074,359
Series 2022 C-1, RB	4.00%	02/01/2051	4,000	3,860,646
Series 2022, RB	4.00%	02/01/2043	5,000	4,960,932
New York (State of) Dormitory Authority;
Series 2015 B, RB	5.00%	03/15/2033	10,000	10,248,795
Series 2015 B, Ref. RB(a)(b)	5.00%	07/01/2025	2,650	2,718,181
Series 2018 A, Ref. RB	5.00%	03/15/2034	5,020	5,240,515
Series 2020 D, Ref. RB	4.00%	02/15/2047	14,300	14,029,923
New York (State of) Housing Finance Agency (160 Madison Avenue); Series 2014 A, VRD RB (LOC - Landesbank Hessen-Thueringen Girozentrale)(d)(m)	2.90%	11/01/2046	10,000	10,000,000
New York (State of) Power Authority (Green Bonds);
Series 2020 A, Ref. RB	4.00%	11/15/2045	7,000	6,939,852
Series 2020 A, Ref. RB	4.00%	11/15/2055	5,000	4,829,805
New York (State of) Thruway Authority;
Series 2019 B, RB	4.00%	01/01/2050	5,000	4,818,523
Series 2019 B, RB	4.00%	01/01/2053	5,000	4,776,373
New York (State of) Thruway Authority (Green Bonds) (Bidding Group 1); Series 2022 C, RB	5.00%	03/15/2053	7,000	7,546,168
New York (State of) Thruway Authority (Group 2); Series 2021 O, Ref. RB	4.00%	01/01/2046	5,000	4,919,388
New York City Housing Development Corp. (Sustainable Development Bonds); Series 2023, RB	4.80%	02/01/2053	12,000	12,290,268
New York Counties Tobacco Trust II; Series 2001, RB	5.75%	06/01/2043	65	66,223
New York Counties Tobacco Trust VI; Series 2016 A-1, Ref. RB	5.75%	06/01/2043	285	293,709
New York State Urban Development Corp.;
Series 2020 A, RB	4.00%	03/15/2045	14,130	14,017,049
Series 2020 A, RB	4.00%	03/15/2049	10,000	9,782,554
New York Transportation Development Corp. (Terminal 4 JFK International Airport);
Series 2020 C, Ref. RB	5.00%	12/01/2036	2,205	2,369,895
Series 2020, Ref. RB	5.00%	12/01/2035	2,305	2,494,228
Triborough Bridge & Tunnel Authority; Series 2022 A, Ref. RB	5.00%	05/15/2057	2,500	2,684,890
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2022 A, RB	5.25%	05/15/2057	5,000	5,456,961
TSASC, Inc.;
Series 2016 B, Ref. RB	5.00%	06/01/2045	5,450	4,995,610
Series 2017 A, Ref. RB	5.00%	06/01/2036	2,455	2,536,398
				232,251,894

North Carolina–1.04%
Charlotte (City of), NC (Charlotte Douglas International Airport);
Series 2022 A, RB	4.00%	07/01/2052	10,000	9,816,175
Series 2022, RB	4.00%	07/01/2047	8,370	8,344,542
North Carolina (State of) Turnpike Authority; Series 2018, Ref. RB	5.00%	01/01/2040	7,000	7,316,888
				25,477,605

Ohio–2.34%
Buckeye Tobacco Settlement Financing Authority;
Series 2020 B-2, Ref. RB	5.00%	06/01/2055	27,350	26,101,689
Series 2020 B-3, Ref. RB(i)	0.00%	06/01/2057	49,575	5,198,960
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Flats East Bank); Series 2010, RB	6.00%	11/15/2035	3,445	3,451,047
Cuyahoga (County of), OH (MetroHealth System);
Series 2017, Ref. RB	5.50%	02/15/2052	2,475	2,508,434
Series 2017, Ref. RB	5.50%	02/15/2057	1,050	1,060,329
Greater Cincinnati (Port of), OH Development Authority; Series 2004, RB	6.40%	02/15/2034	5,860	5,827,857
Hamilton (County of), OH (Trihealth, Inc. Obligated); Series 2021, VRD Ref. RB(d)	3.00%	08/15/2051	2,500	2,500,000
Montgomery (County of), OH (Dayton Children’s Hospital); Series 2021, Ref. RB	4.00%	08/01/2046	5,000	4,805,893
Ohio (State of); Series 2017 A, GO Bonds(a)(b)	5.00%	03/01/2024	5,000	5,000,000
Ohio (State of) Higher Educational Facility Commission (University of Findlay); Series 2019, Ref. RB	5.00%	03/01/2039	1,000	948,140
				57,402,349

Oklahoma–0.13%
Carter (County of), OK Public Facilities Authority; Series 2018, RB	5.00%	09/01/2032	3,070	3,272,246

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oregon–0.09%
Yamhill (County of), OR Hospital Authority (Friendsview);
Series 2021 A, Ref. RB	5.00%	11/15/2046	$1,540	$ 1,255,135
Series 2021 A, Ref. RB	5.00%	11/15/2051	1,100	869,226
				2,124,361

Pennsylvania–6.84%
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018 A, Ref. RB	5.00%	04/01/2036	2,825	2,972,555
Bethlehem Area School District; Series 2015 A, GO Bonds (INS - BAM)(f)	5.00%	08/01/2033	5,000	5,099,107
Chester (County of), PA Industrial Development Authority (Longwood Gardens) (Sustainability Bonds);
Series 2019, RB	5.00%	12/01/2044	1,840	1,980,989
Series 2019, RB	4.00%	12/01/2049	1,350	1,320,734
Commonwealth Financing Authority;
Series 2018, RB	5.00%	06/01/2030	1,250	1,344,607
Series 2018, RB	5.00%	06/01/2032	3,000	3,223,716
Series 2018, RB	5.00%	06/01/2033	2,000	2,148,410
Series 2018, RB	5.00%	06/01/2034	1,760	1,889,371
Delaware (County of), PA Authority (Neumann University);
Series 2016, Ref. RB	5.00%	10/01/2031	1,425	1,440,367
Series 2016, Ref. RB	5.00%	10/01/2035	2,305	2,328,836
Geisinger Authority (Geisinger Health System); Series 2017 A-1, Ref. RB	5.00%	02/15/2045	6,335	6,485,741
Montgomery (County of), PA Higher Education & Health Authority (Thomas Jefferson University); Series 2019, Ref. RB	4.00%	09/01/2049	5,250	4,889,904
Pennsylvania (Commonwealth of);
First Series 2013-1, GO Bonds(a)(b)	4.00%	03/19/2024	5,000	5,001,195
First Series 2018-1, GO Bonds	5.00%	03/01/2032	10,000	10,838,526
First Series 2018-1, GO Bonds	4.00%	03/01/2035	12,500	12,956,669
First Series 2018-1, GO Bonds (INS - BAM)(f)	4.00%	03/01/2036	4,175	4,321,734
Pennsylvania (Commonwealth of) Housing Finance Agency; Series 2023 143-A, RB	5.30%	04/01/2044	10,000	10,623,388
Pennsylvania (Commonwealth of) Public School Building Authority (Philadelphia School District);
Series 2016 A, Ref. RB (INS - AGM)(f)	5.00%	06/01/2032	5,000	5,210,500
Series 2016 A, Ref. RB (INS - AGM)(f)	5.00%	06/01/2033	5,000	5,210,500
Pennsylvania (Commonwealth of) Turnpike Commission;
First series 2023, Ref. RB	5.00%	12/01/2043	1,000	1,099,541
Series 2009 E, RB	6.38%	12/01/2038	1,500	1,657,002
Series 2014 A-3, RB(i)	0.00%	12/01/2041	3,450	1,586,716
Series 2016, Ref. RB	5.00%	06/01/2030	5,000	5,153,671
Series 2017 B-1, RB	5.00%	06/01/2042	5,125	5,318,909
Series 2019 A, RB	5.00%	12/01/2044	7,750	8,235,188
Series 2020 B, RB	5.00%	12/01/2045	5,000	5,407,292
Series 2021 A, RB	4.00%	12/01/2050	2,000	1,925,477
Series 2021 B, RB	4.00%	12/01/2051	8,500	8,148,523
Series 2021 B, Ref. RB	5.00%	12/01/2051	7,000	7,510,976
Philadelphia (City of), PA;
Series 2017 15, Ref. RB	5.00%	08/01/2036	1,000	1,047,259
Series 2017 A, RB	5.00%	10/01/2047	10,000	10,363,390
Series 2021 C, RB	5.00%	10/01/2046	5,000	5,419,304
Philadelphia (City of), PA Authority for Industrial Development (St. Joseph’s University); Series 2022, RB	5.25%	11/01/2052	5,000	5,315,242
Philadelphia School District (The); Series 2016 F, Ref. GO Bonds	5.00%	09/01/2032	1,000	1,030,655
Pottsville (City of), PA Hospital Authority (Lehigh Valley); Series 2016 B, Ref. RB	5.00%	07/01/2041	4,000	4,090,814
Reading School District;
Series 2017, Ref. GO Bonds (INS - AGM)(f)	5.00%	03/01/2035	280	294,177
Series 2017, Ref. GO Bonds (INS - AGM)(f)	5.00%	03/01/2036	255	267,046

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Scranton School District;
Series 2017 E, Ref. GO Bonds (INS - BAM)(f)	5.00%	12/01/2029	$1,000	$ 1,066,558
Series 2017 E, Ref. GO Bonds (INS - BAM)(f)	5.00%	12/01/2030	1,305	1,389,994
Series 2017 E, Ref. GO Bonds (INS - BAM)(f)	5.00%	12/01/2032	890	951,853
Series 2017 E, Ref. GO Bonds (INS - BAM)(f)	5.00%	12/01/2033	710	758,105
				167,324,541

Puerto Rico–4.27%
Corp. Para El Financiamiento Publico de Puerto Rico; Series 2011, RB(h)	5.50%	08/01/2031	5,615	0
GDB Debt Recovery Authority of Puerto Rico; Series 2023, RB	7.50%	08/20/2040	195	184,891
PRHTA Custodial Trust; Series 2022 I, RB(c)	5.00%	12/06/2049	13	3,537
PRIFA Custodial Trust;
Series 2005 A, RB(i)	0.00%	03/15/2049	731	424,739
Series 2005 A, RB(i)	0.00%	03/15/2049	645	374,979
Series 2022, RB(i)	0.00%	03/15/2049	6,997	2,791,080
Series 2022, RB(i)	0.00%	03/15/2049	6,362	2,716,215
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(i)	0.00%	07/01/2024	595	587,341
Series 2021 A, GO Bonds(i)	0.00%	07/01/2033	4,698	3,028,042
Series 2021 A-1, GO Bonds	5.38%	07/01/2025	4,066	4,128,015
Series 2021 A-1, GO Bonds	5.63%	07/01/2027	4,029	4,256,327
Series 2021 A-1, GO Bonds	5.63%	07/01/2029	3,963	4,299,143
Series 2021 A-1, GO Bonds	5.75%	07/01/2031	3,850	4,299,549
Series 2021 A-1, GO Bonds	4.00%	07/01/2033	3,651	3,586,279
Series 2021 A-1, GO Bonds	4.00%	07/01/2035	3,281	3,185,114
Series 2021 A-1, GO Bonds	4.00%	07/01/2037	2,816	2,689,803
Series 2021 A-1, GO Bonds	4.00%	07/01/2046	7,929	7,166,461
Subseries 2022, RN(i)	0.00%	11/01/2043	17,140	10,048,135
Subseries 2022, RN(i)	0.00%	11/01/2051	44	20,159
Subseries 2022, RN(i)	0.00%	11/01/2051	2,021	1,202,245
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2005 RR, RB (INS - NATL)(f)	5.00%	07/01/2024	260	260,057
Series 2005 SS, Ref. RB (INS - NATL)(f)	5.00%	07/01/2025	4,000	4,001,546
Series 2007 VV, Ref. RB (INS - NATL)(f)	5.25%	07/01/2025	1,690	1,681,043
Series 2008 WW, RB(c)	5.25%	07/01/2025	1,985	526,025
Series 2010 AAA, RB(c)	5.25%	07/01/2028	2,830	749,950
Series 2010 CCC, RB(c)	5.00%	07/01/2028	2,500	662,500
Series 2010 XX, RB(c)	5.25%	07/01/2040	1,670	442,550
Series 2010 ZZ, Ref. RB(c)	5.25%	07/01/2025	405	107,325
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(i)	0.00%	07/01/2046	34,472	11,222,925
Series 2018 A-1, RB(i)	0.00%	07/01/2051	31,582	7,629,722
Series 2018 A-1, RB	4.75%	07/01/2053	9,853	9,858,635
Series 2018 A-1, RB	5.00%	07/01/2058	4,400	4,432,991
Series 2019 A-2, RB	4.54%	07/01/2053	387	374,895
Series 2019 A-2, RB	4.78%	07/01/2058	5,172	5,159,081
University of Puerto Rico;
Series 2006 P, Ref. RB	5.00%	06/01/2026	1,305	1,287,543
Series 2006 P, Ref. RB	5.00%	06/01/2030	900	873,174
Series 2006 Q, RB	5.00%	06/01/2036	150	143,628
				104,405,644

Rhode Island–0.27%
Central Falls Detention Facility Corp.; Series 2005, Ref. RB (Acquired 06/23/2005; Cost $4,862,486)(c)(l)	7.25%	07/15/2035	4,915	1,966,000
Rhode Island Housing and Mortgage Finance Corp.; Series 1992 10-A, RB	6.50%	04/01/2027	20	20,042
Tobacco Settlement Financing Corp.; Series 2015 A, Ref. RB	5.00%	06/01/2040	4,695	4,728,757
				6,714,799

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–0.20%
University of South Carolina (Campus Village); Series 2021 A, RB	4.00%	05/01/2051	$5,000	$ 4,820,681

Tennessee–1.12%
Chattanooga (City of), TN Health, Educational & Housing Facility Board (CommonSpirit Health);
Series 2019 A-1, Ref. RB	4.00%	08/01/2038	225	222,491
Series 2019 A-2, Ref. RB	5.00%	08/01/2044	340	354,813
Series 2019 A-2, Ref. RB	5.00%	08/01/2049	455	470,420
Greeneville (Town of), TN Health & Educational Facilities Board (Ballad Health Obligated Group);
Series 2018 A, Ref. RB	5.00%	07/01/2035	2,000	2,108,923
Series 2018 A, Ref. RB	5.00%	07/01/2036	3,000	3,150,239
Series 2018 A, Ref. RB	5.00%	07/01/2037	3,000	3,134,753
Knox (County of), TN Health, Educational & Housing Facility Board (University of Tennessee); Series 2024 A-1, RB (INS - BAM)(f)	5.50%	07/01/2054	1,250	1,373,743
Metropolitan Development and Housing Agency (Fifth + Broadway Development); Series 2018, RB(g)	5.13%	06/01/2036	200	204,280
Metropolitan Nashville Airport Authority (The); Series 2019 A, RB	5.00%	07/01/2049	5,000	5,279,935
Tennessee Energy Acquisition Corp.;
Series 2006 C, RB	5.00%	02/01/2027	5,665	5,746,956
Series 2021 A, RB(b)	5.00%	11/01/2031	5,000	5,292,941
				27,339,494

Texas–10.39%
Alamo Community College District; Series 2007, GO Bonds (INS - NATL)(f)	4.50%	08/15/2033	5	5,003
Aldine Independent School District; Series 2024, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2054	10,150	9,765,232
Arlington Higher Education Finance Corp. (UME Preparatory Academy); Series 2017 A, RB	5.00%	08/15/2038	885	857,538
Arlington Higher Education Finance Corp. (Winfree Academy Charter School); Series 2019, Ref. RB	5.75%	08/15/2043	1,400	1,404,484
Birdville Independent School District; Series 2023, GO Bonds	4.00%	02/15/2048	5,000	4,803,506
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport);
Series 2021 B, Ref. RB	4.00%	11/01/2045	10,000	9,863,220
Series 2022 B, Ref. RB	4.00%	11/01/2045	10,000	9,863,220
Dallas (County of), TX Flood Control District No. 1; Series 2015, Ref. GO Bonds(g)	5.00%	04/01/2032	1,100	1,100,242
El Paso (City of), TX; Series 2022 A, RB	4.00%	03/01/2048	11,500	11,265,653
Forney Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	08/15/2053	5,000	4,779,556
Grand Parkway Transportation Corp.; Series 2020, Ref. RB	4.00%	10/01/2045	15,000	14,720,268
Greater Texoma Utility Authority (City of Sherman); Series 2023 A, RB (INS - BAM)(f)	5.25%	10/01/2048	10,750	11,786,853
Gulf Coast Industrial Development Authority (ExxonMobil); Series 2012, VRD RB(d)	3.10%	11/01/2041	10,000	10,000,000
Harris (County of), TX Flood Control District (Sustainability Bonds); Series 2023 A, GO Bonds	4.00%	09/15/2048	5,000	4,920,662
Harris (County of), TX Port Authority of Houston; Series 2021, RB	4.00%	10/01/2046	5,365	5,271,581
Harris County Industrial Development Corp. (Energy Transfer L.P.); Series 2023, Ref. RB(b)	4.05%	06/01/2033	6,500	6,594,627
Houston (City of), TX; Series 2020 C, Ref. RB	4.00%	11/15/2043	10,000	9,925,352
Humble Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2052	10,750	10,416,334
Jarrell Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.25%	02/15/2053	9,460	9,463,522
Lamar Consolidated Independent School District;
Series 2018, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2043	10,700	11,104,832
Series 2023, GO Bonds	4.00%	02/15/2053	7,500	7,196,368
Lower Colorado River Authority (LCRA Transmission Services Corp.); Series 2022, Ref. RB	6.00%	05/15/2052	3,235	3,687,989
Medina Valley Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2053	7,000	6,761,919
New Hope Cultural Education Facilities Finance Corp. (Beta Academy);
Series 2019, RB(g)	5.00%	08/15/2039	425	417,364
Series 2019, RB(g)	5.00%	08/15/2049	150	139,593
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn); Series 2016 A-1, RB (Acquired 05/05/2016; Cost $145,015)(l)	5.00%	07/01/2031	140	95,900
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.);
Series 2016, RB (Acquired 05/05/2016; Cost $716,536)(l)	5.00%	07/01/2046	700	479,500
Series 2016, RB (Acquired 05/05/2016; Cost $612,160)(l)	5.00%	07/01/2051	600	411,000
New Hope Cultural Education Facilities Finance Corp. (CHF - Collegiate Housing Corpus Christi II, LLC - Texas A&M University-Corpus Christi); Series 2016 A, RB(a)(b)	5.00%	04/01/2026	355	368,763

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
New Hope Cultural Education Facilities Finance Corp. (CHF - Collegiate Housing Denton, LLC - Texas Woman’s University);
Series 2018 A-1, RB (INS - AGM)(f)	5.00%	07/01/2048	$250	$ 252,911
Series 2018 A-1, RB (INS - AGM)(f)	5.00%	07/01/2058	850	856,023
New Hope Cultural Education Facilities Finance Corp. (CHF - Collegiate Housing San Antonio I, LLC - Texas A&M University); Series 2016 A, RB(a)(b)	5.00%	04/01/2026	1,000	1,038,770
North Texas Tollway Authority; Series 2017 B, Ref. RB (INS - BAM)(f)	5.00%	01/01/2043	10,000	10,370,879
Northwest Independent School District; Series 2015, GO Bonds(a)(b)	5.00%	02/15/2025	10,000	10,175,574
Rockwall Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2053	5,000	4,829,943
San Antonio (City of), TX; Series 2023 A, Ref. RB	5.25%	02/01/2046	5,000	5,589,893
Southwest Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/01/2053	5,000	4,830,887
Spring Independent School District; Series 2023, GO Bonds	4.00%	08/15/2052	7,500	7,214,088
Texas (State of) Water Development Board (Master Trust);
Series 2021, RB	4.00%	10/15/2051	10,000	9,750,588
Series 2022, RB	5.00%	10/15/2047	16,350	17,953,498
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2021, Ref. RB	5.00%	12/15/2031	2,500	2,647,675
Series 2021, Ref. RB	5.00%	12/15/2032	5,000	5,312,376
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC - North Tarrant Express Managed Lanes); Series 2019 A, Ref. RB	4.00%	12/31/2038	6,135	6,138,218
				254,431,404

Utah–0.29%
Emery (County of), UT (Pacificorp); Series 1994, Ref. VRD PCR (LOC-Canadian Imperial Bank of Commerce)(d)(m)	3.85%	11/01/2024	5,240	5,240,000
Utah (State of) Charter School Finance Authority; Series 2018, RB	5.00%	10/15/2038	720	744,669
Utah (State of) Charter School Finance Authority (Merit Preparatory Academy); Series 2019 A, RB(g)	5.38%	06/15/2049	1,110	1,025,626
				7,010,295

Virgin Islands–0.06%
Virgin Islands (Government of) Public Finance Authority (Virgin Islands Gross Receipts Taxes Loan Note); Series 2012 A, Ref. RB (INS - AGM)(f)	5.00%	10/01/2032	1,400	1,409,090

Virginia–0.59%
Celebrate North Community Development Authority (Celebrate VA North); Series 2003 B, RB(c)(h)	6.75%	03/01/2034	302	196,300
Chesapeake Bay Bridge & Tunnel District; Series 2016, RB	5.00%	07/01/2046	6,320	6,374,766
Lynchburg Economic Development Authority; Series 2017, VRD Ref. RB (LOC - Truist Bank)(d)(m)	2.85%	01/01/2047	7,265	7,265,000
Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay); Series 2018, Ref. RB	5.00%	09/01/2036	715	721,288
				14,557,354

Washington–0.75%
Kelso (City of), WA Housing Authority (Chinook & Columbia Apartments); Series 1998, RB	5.60%	03/01/2028	35	35,001
King (County of), WA; Series 2019 A, Ref. VRD GO Bonds(d)	3.00%	01/01/2046	600	600,000
Seattle (City of), WA; Series 2023 A, Ref. RB	5.00%	03/01/2048	5,000	5,495,427
Tacoma (City of), WA Consolidated Local Improvement Districts; Series 2013, RB	5.75%	04/01/2043	1,366	1,348,443
Washington (State of) Health Care Facilities Authority (Multicare Health System); Series 2015 A, RB	5.00%	08/15/2045	8,500	8,493,453
Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center); Series 2017, Ref. RB	5.00%	08/15/2034	2,250	2,319,410
				18,291,734

Wisconsin–1.55%
Wisconsin (State of) Center District; Series 2020 D, RB (INS - AGM)(f)(i)	0.00%	12/15/2055	23,575	5,213,369
Wisconsin (State of) Health & Educational Facilities Authority; Series 2018 XF2541, Revenue Ctfs.(j)	4.00%	11/15/2034	20,000	20,218,320
Wisconsin (State of) Health & Educational Facilities Authority (Froedtert Health); Series 2022 A, Ref. RB	4.00%	04/01/2042	7,160	7,025,327

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Public Finance Authority (Beyond Boone, LLC - Appalachian State University);
Series 2019 A, RB (INS - AGM)(f)	5.00%	07/01/2036	$900	$958,146
Series 2019 A, RB (INS - AGM)(f)	5.00%	07/01/2054	1,275	1,300,984
Series 2019 A, RB (INS - AGM)(f)	5.00%	07/01/2058	1,400	1,428,532
Wisconsin (State of) Public Finance Authority (Explore Knowledge Foundation);
Series 2012 A, RB	5.75%	07/15/2032	320	320,207
Series 2012 A, RB	6.00%	07/15/2042	350	350,196
Wisconsin (State of) Public Finance Authority (North Carolina Leadership Academy); Series 2019, RB(g)	5.00%	06/15/2039	310	301,266
Wisconsin (State of) Public Finance Authority (Traders Point Christian Schools);
Series 2019 A, RB(g)	5.38%	06/01/2044	535	462,318
Series 2019 A, RB(g)	5.50%	06/01/2054	540	456,404
				38,035,069
TOTAL INVESTMENTS IN SECURITIES(n)–101.75% (Cost $2,498,786,047)				2,490,811,463
FLOATING RATE NOTE OBLIGATIONS–(2.52)%
Notes with interest and fee rates ranging from 3.82% to 3.87% at 02/29/2024 and contractual maturities of collateral ranging from 11/15/2034 to 06/01/2050 (See Note 1J)(o)				(61,785,000)
OTHER ASSETS LESS LIABILITIES–0.77%				18,916,950
NET ASSETS–100.00%				$2,447,943,413

Investment Abbreviations:

AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CEP	– Credit Enhancement Provider
CHF	– Swiss Franc
Ctfs.	– Certificates
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
NCCU	– North Carolina Central University
PCR	– Pollution Control Revenue Bonds
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
VRD	– Variable Rate Demand
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco AMT-Free Municipal Income Fund

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(c)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2024 was $19,354,629, which represented less than 1% of the Fund’s Net Assets.

(d)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 29, 2024.

(e)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(f)	Principal and/or interest payments are secured by the bond insurance company listed.

(g)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $56,900,303, which represented 2.32% of the Fund’s Net Assets.

(h)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(i)	Zero coupon bond issued at a discount.
(j)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.

(k)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.

(l)	Restricted security. The aggregate value of these securities at February 29, 2024 was $3,941,317, which represented less than 1% of the Fund’s Net Assets.
(m)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.

(n)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

(o)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2024. At February 29, 2024, the Fund’s investments with a value of $114,326,905 are held by TOB Trusts and serve as collateral for the $61,785,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco AMT-Free Municipal Income Fund

Statement of Assets and Liabilities

February 29, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $2,498,786,047)	$2,490,811,463
Cash	32,724
Receivable for:
Investments sold	825,025
Fund shares sold	3,657,765
Interest	26,428,082
Investments matured, at value (Cost $12,253,727)	4,815,841
Investment for trustee deferred compensation and retirement plans	122,539
Other assets	924,062
Total assets	2,527,617,501

Liabilities:
Floating rate note obligations	61,785,000
Payable for:
Investments purchased	10,462,600
Dividends	3,331,439
Fund shares reacquired	3,115,236
Accrued fees to affiliates	679,792
Accrued interest expense	37,669
Accrued trustees’ and officers’ fees and benefits	54,326
Accrued other operating expenses	85,487
Trustee deferred compensation and retirement plans	122,539
Total liabilities	79,674,088
Net assets applicable to shares outstanding	$2,447,943,413

Net assets consist of:
Shares of beneficial interest	$2,872,995,788

Distributable earnings (loss)	(425,052,375)

$2,447,943,413

Net Assets:
Class A	$1,259,061,596

Class C	$80,993,580

Class Y	$1,099,816,136

Class R6	$8,072,101

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	181,000,312

Class C	11,735,972

Class Y	158,647,906

Class R6	1,160,047

Class A:
Net asset value per share	$6.96

Maximum offering price per share (Net asset value of $6.96 ÷ 95.75%)	$7.27

Class C:
Net asset value and offering price per share	$6.90

Class Y:
Net asset value and offering price per share	$6.93

Class R6:
Net asset value and offering price per share	$6.96

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco AMT-Free Municipal Income Fund

Statement of Operations

For the year ended February 29, 2024

Investment income:
Interest	$103,268,009

Expenses:
Advisory fees	9,386,230

Administrative services fees	342,228

Custodian fees	30,979

Distribution fees:
Class A	3,149,151

Class C	885,102

Interest, facilities and maintenance fees	3,847,255

Transfer agent fees - A, C and Y	1,824,715

Transfer agent fees - R6	1,124

Trustees’ and officers’ fees and benefits	48,669

Registration and filing fees	217,495

Reports to shareholders	151,972

Professional services fees	456,786

Other	36,526

Total expenses	20,378,232

Less: Expense offset arrangement(s)	(8,004)

Net expenses	20,370,228

Net investment income	82,897,781

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(249,257))	(21,018,450)

Change in net unrealized appreciation of unaffiliated investment securities	77,346,376

Net realized and unrealized gain	56,327,926

Net increase in net assets resulting from operations	$139,225,707

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco AMT-Free Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:
Net investment income	$82,897,781	$83,715,762

Net realized gain (loss)	(21,018,450)	(148,186,246)

Change in net unrealized appreciation (depreciation)	77,346,376	(147,301,707)

Net increase (decrease) in net assets resulting from operations	139,225,707	(211,772,191)

Distributions to shareholders from distributable earnings:
Class A	(47,802,032)	(48,573,310)

Class C	(2,611,002)	(3,138,905)

Class Y	(39,751,176)	(31,797,566)

Class R6	(304,061)	(212,856)

Total distributions from distributable earnings	(90,468,271)	(83,722,637)

Share transactions–net:
Class A	(96,806,305)	(182,415,286)

Class C	(19,399,016)	(40,496,004)

Class Y	181,993,013	19,405,212

Class R6	2,569,613	(640,381)

Net increase (decrease) in net assets resulting from share transactions	68,357,305	(204,146,459)

Net increase (decrease) in net assets	117,114,741	(499,641,287)

Net assets:
Beginning of year	2,330,828,672	2,830,469,959

End of year	$2,447,943,413	$2,330,828,672

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco AMT-Free Municipal Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/29/24	$6.80	$0.23	$0.18	$0.41	$(0.25)	$6.96	6.22	%(d)	$ 1,259,062	0.93	%(d)	0.93	%(d)	0.77	%(d)	3.40	%(d)	21%
Year ended 02/28/23	7.61	0.24	(0.81)	(0.57)	(0.24)	6.80	(7.51	)(d)	1,328,471	0.88	(d)	0.88	(d)	0.75	(d)	3.42	(d)	53
Year ended 02/28/22	7.79	0.19	(0.10)	0.09	(0.27)	7.61	1.03	(d)	1,685,219	0.80	(d)	0.80	(d)	0.74	(d)	2.42	(d)	10
Year ended 02/28/21	8.04	0.22	(0.17)	0.05	(0.30)	7.79	0.70	(d)	1,659,677	0.84	(d)	0.84	(d)	0.76	(d)	2.86	(d)	20
Seven months ended 02/29/20	7.50	0.15	0.55	0.70	(0.16)	8.04	9.44		1,551,474	0.86	(e)	0.86	(e)	0.74	(e)	3.33	(e)	8
Year ended 07/31/19	7.12	0.28	0.36	0.64	(0.26)	7.50	9.22		1,378,279	1.02		1.02		0.80		3.86		27
Class C
Year ended 02/29/24	6.74	0.18	0.18	0.36	(0.20)	6.90	5.44		80,994	1.69		1.69		1.53		2.64		21
Year ended 02/28/23	7.54	0.18	(0.80)	(0.62)	(0.18)	6.74	(8.19)		98,530	1.64		1.64		1.51		2.66		53
Year ended 02/28/22	7.72	0.13	(0.11)	0.02	(0.20)	7.54	0.24		154,706	1.56		1.56		1.50		1.66		10
Year ended 02/28/21	7.97	0.16	(0.18)	(0.02)	(0.23)	7.72	(0.14)		151,779	1.60		1.60		1.52		2.10		20
Seven months ended 02/29/20	7.43	0.11	0.56	0.67	(0.13)	7.97	9.05		230,719	1.63	(e)	1.63	(e)	1.51	(e)	2.57	(e)	8
Year ended 07/31/19	7.06	0.22	0.36	0.58	(0.21)	7.43	8.34		258,540	1.78		1.78		1.56		3.10		27
Class Y
Year ended 02/29/24	6.77	0.25	0.18	0.43	(0.27)	6.93	6.48		1,099,816	0.69		0.69		0.53		3.64		21
Year ended 02/28/23	7.58	0.25	(0.81)	(0.56)	(0.25)	6.77	(7.33)		898,454	0.64		0.64		0.51		3.66		53
Year ended 02/28/22	7.76	0.21	(0.11)	0.10	(0.28)	7.58	1.26		983,831	0.56		0.56		0.50		2.66		10
Year ended 02/28/21	8.02	0.24	(0.18)	0.06	(0.32)	7.76	0.82		835,955	0.60		0.60		0.52		3.10		20
Seven months ended 02/29/20	7.47	0.16	0.56	0.72	(0.17)	8.02	9.77		578,082	0.62	(e)	0.62	(e)	0.50	(e)	3.57	(e)	8
Year ended 07/31/19	7.09	0.29	0.37	0.66	(0.28)	7.47	9.52		502,457	0.78		0.78		0.56		4.10		27
Class R6
Year ended 02/29/24	6.80	0.25	0.18	0.43	(0.27)	6.96	6.54		8,072	0.62		0.62		0.46		3.71		21
Year ended 02/28/23	7.61	0.26	(0.81)	(0.55)	(0.26)	6.80	(7.22)		5,374	0.57		0.57		0.44		3.73		53
Year ended 02/28/22	7.79	0.22	(0.11)	0.11	(0.29)	7.61	1.35		6,714	0.49		0.49		0.43		2.73		10
Year ended 02/28/21	8.05	0.25	(0.18)	0.07	(0.33)	7.79	0.92		6,855	0.52		0.52		0.44		3.18		20
Seven months ended 02/29/20	7.50	0.16	0.56	0.72	(0.17)	8.05	9.74		5,675	0.59	(e)	0.59	(e)	0.47	(e)	3.60	(e)	8
Period ended 07/31/19(f)	7.42	0.06	0.07	0.13	(0.05)	7.50	1.80		10	0.72	(e)	0.72	(e)	0.50	(e)	4.16	(e)	27

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended February 29, 2024, February 28, 2023, February 28, 2022 and February 28, 2021.

(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco AMT-Free Municipal Income Fund

Notes to Financial Statements

February 29, 2024

NOTE 1–Significant Accounting Policies

Invesco AMT-Free Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under

30	Invesco AMT-Free Municipal Income Fund

which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase

31	Invesco AMT-Free Municipal Income Fund

tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Other Risks – Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 200 million	0.600%

Next $100 million	0.550%

Next $200 million	0.500%

Next $250 million	0.450%

Next $250 million	0.400%

Next $4 billion	0.350%

Over $5 billion	0.330%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 29, 2024, the effective advisory fee rate incurred by the Fund was 0.39%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

32	Invesco AMT-Free Municipal Income Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2024, IDI advised the Fund that IDI retained $42,572 in front-end sales commissions from the sale of Class A shares and $6,748 and $6,521 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$–	$2,475,163,372	$15,648,091	$2,490,811,463

Other Investments - Assets
Investments Matured	–	2,330,812	2,485,029	4,815,841
Total Investments	$–	$2,477,494,184	$18,133,120	$2,495,627,304

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 29, 2024, the Fund engaged in securities purchases of $74,894,022 and securities sales of $54,938,262, which resulted in net realized gains (losses) of $(249,257).

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $8,004.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a

33	Invesco AMT-Free Municipal Income Fund

period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

Effective February 22, 2024, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.0 billion, collectively by certain Invesco Funds, and which will expire on February 20, 2025. Prior to February 22, 2024, the revolving credit and security agreement permitted borrowings up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 29, 2024, the Fund’s average daily balance of borrowing under the revolving credit and security agreement was $72,951 with an average interest rate of 5.61%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 29, 2024 were $67,165,385 and 3.98%, respectively.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:
	2024	2023
Ordinary income*	$685,781	$5,112,367
Ordinary income-tax-exempt	89,782,490	78,610,270
Total distributions	$90,468,271	$83,722,637

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024

Undistributed tax-exempt income	$23,612,521

Net unrealized appreciation (depreciation) – investments	(25,477,436)

Temporary book/tax differences	(169,848)

Capital loss carryforward	(423,017,612)

Shares of beneficial interest	2,872,995,788

Total net assets	$2,447,943,413

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities, defaulted bonds and payment-in-kind securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$83,956,395	$339,061,217	$423,017,612

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $568,012,096 and $487,582,996, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$65,080,864

Aggregate unrealized (depreciation) of investments	(90,558,300)

Net unrealized appreciation (depreciation) of investments	$(25,477,436)

34	Invesco AMT-Free Municipal Income Fund

Cost of investments for tax purposes is $2,521,104,740.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts, defaulted bonds, dirt bonds and amortization and accretion on debt securities, on February 29, 2024, undistributed net investment income was increased by $4,416,276, undistributed net realized gain (loss) was decreased by $4,798,184 and shares of beneficial interest was increased by $381,908. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2024(a)		February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	25,634,772	$175,033,924	35,263,932	$243,796,401

Class C	2,230,712	15,161,765	2,358,822	16,125,434

Class Y	100,565,667	684,087,861	109,683,613	753,231,357

Class R6	541,036	3,710,617	7,353	53,104

Issued as reinvestment of dividends:
Class A	3,831,688	26,130,336	3,802,814	26,256,480

Class C	238,082	1,610,481	272,476	1,868,513

Class Y	3,256,193	22,123,919	2,370,299	16,291,832

Class R6	41,496	282,920	29,472	203,602

Automatic conversion of Class C shares to Class A shares:
Class A	1,574,679	10,668,998	1,900,088	13,147,340

Class C	(1,587,350)	(10,668,998)	(1,915,369)	(13,147,340)

Reacquired:
Class A	(45,484,689)	(308,639,563)	(67,078,663)	(465,615,507)

Class C	(3,759,652)	(25,502,264)	(6,610,056)	(45,342,611)

Class Y	(77,822,129)	(524,218,767)	(109,205,826)	(750,117,977)

Class R6	(212,686)	(1,423,924)	(128,805)	(897,087)

Net increase (decrease) in share activity	9,047,819	$68,357,305	(29,249,850)	$(204,146,459)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

35	Invesco AMT-Free Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco AMT-Free Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco AMT-Free Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

36	Invesco AMT-Free Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/23)	Ending Account Value (02/29/24)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/24)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,047.70	$4.84	$1,020.14	$4.77	0.95%
Class C	1,000.00	1,044.00	8.69	1,016.36	8.57	1.71
Class Y	1,000.00	1,049.10	3.62	1,021.33	3.57	0.71
Class R6	1,000.00	1,049.30	3.26	1,021.68	3.22	0.64

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

37	Invesco AMT-Free Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

 The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

 The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	99.24%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

38	Invesco AMT-Free Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco AMT-Free Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis – 1950 Trustee	1998	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco AMT-Free Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco AMT-Free Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco AMT-Free Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5	Invesco AMT-Free Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco AMT-Free Municipal Income Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1) Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against/Withheld
(1)*	Beth Ann Brown	3,855,663,367.66	110,062,066.68
	Carol Deckbar	3,854,692,350.37	111,033,083.98
	Cynthia Hostetler	3,854,899,777.40	110,825,656.95
	Dr. Eli Jones	3,851,559,246.04	114,166,188.30
	Elizabeth Krentzman	3,854,384,766.71	111,340,667.64
	Jeffrey H. Kupor	3,852,215,990.93	113,509,443.41
	Anthony J. LaCava, Jr.	3,852,430,616.83	113,294,817.52
	James Liddy	3,851,980,828.53	113,744,605.81
	Dr. Prema Mathai-Davis	3,841,375,126.78	124,350,307.56
	Joel W. Motley	3,844,615,100.30	121,010,334.05
	Teresa M. Ressel	3,857,013,983.10	108,711,451.24
	Douglas Sharp	3,854,226,952.19	111,498,482.16
	Robert C. Troccoli	3,843,587,519.49	122,137,914.85
	Daniel S. Vandivort	3,849,223,096.55	116,502,337.79

* Proposal 1 required approval by a combined vote of all the portfolios of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds).

T-7	Invesco AMT-Free Municipal Income Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROAFM-AR-1

Annual Report to Shareholders	February 29, 2024

Invesco California Municipal Fund

Nasdaq:

A: OPCAX ∎ C: OCACX ∎ Y: OCAYX ∎ R6: IORCX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

27	Financial Statements

30	Financial Highlights

31	Notes to Financial Statements

37	Report of Independent Registered Public Accounting Firm

38	Fund Expenses

39	Tax Information

T-1	Trustees and Officers

T-7	Proxy Results

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2024, Class A shares of Invesco California Municipal Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond California 5+ Year Investment Grade Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/23 to 2/29/24, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.68%
Class C Shares	6.04
Class Y Shares	7.08
Class R6 Shares	7.13
S&P Municipal Bond California 5+ Year Investment Grade Index▼	6.08
U.S. Consumer Price Index∎	3.15

Source(s): ▼RIMES Technologies Corp.; ∎ Bloomberg LP

Market conditions and your Fund

The State of California’s ability to maintain robust levels of general fund cash reserves has provided a cushion during periods of revenue volatility. At the close of the state’s fiscal year (FY) in June 2023, the state had reserves totaling over $42 billion, or 21% of FY ’23 expenditures.1 These reserves should help mitigate the impact of an expected 15% increase in expenditures in FY ’24. Despite an estimated deficit, reserves at the close of FY ’24 are expected to exceed $8 billion, or 3% of expenditures.1

 The Golden State’s liquidity remains robust. The California State Controller reported that the state had cash and internal borrowable resources of over $110 billion as of January 31, 2024.2 We believe that the state will continue to maintain a prudent approach to budgeting in response to potential revenue declines and increases in expenditures.

 The state’s revenue growth has been driven by its massive and diverse economy. California has the largest state population, representing approximately 12% of the U.S. population and nearly 15% of the nation’s Gross Domestic Product.3 The state unemployment rate climbed to 5.1% at the end of 2023.4 State tax revenues declined, as the impact on high-wage earners can be severe, and high-income taxpayers suffered from a decline in the financial markets. California’s fiscal condition has benefited from conservative budgeting, a result of the state’s recognition that its tax structure is highly sensitive to economic cycles due to its heavy reliance on top earners. In recent prosperous years the state limited its expenditure growth and worked to maintain fiscal flexibility by increasing one-time expenditures, including extra pension payments, instead of increasing ongoing program expenditures. As the state moves into budget negotiations for FY ’25, its ability to continue its fiscal discipline will be crucial for financial performance and retention of reserves to mitigate a downturn.

 All three of the major credit rating agencies, Standard & Poor’s, Fitch and Moody’s, have maintained their respective AA-, AA and Aa2 ratings on the state’s general obligation bonds. In December 2023, Standard & Poor’s lowered its outlook from positive to stable. In October 2023, Fitch affirmed a stable outlook on its rating. In May 2023, Moody’s lowered its outlook from stable to negative.†

 During the fiscal year ended February 29, 2024, investment grade municipal bonds returned 5.42%, high yield municipal bonds returned 8.30% and taxable municipal bonds returned 4.78%.5

 At the beginning of the fiscal year, investors were hopeful for the 2023 calendar year, despite ongoing concerns about inflation and interest rates; however, in March, the focus unexpectedly shifted as Silicon Valley Bank collapsed after a bank run, marking the second-largest bank failure in US history. Fears about the health of the global banking system ensued, and demand for perceived safe-haven asset classes increased, driving down Treasury and municipal yields. Although three other bank failures followed, fears of larger systemic instability faded in the following months.

 Debt ceiling concerns dominated most of the second quarter of 2023. The US government could have defaulted on its debt obligations, causing economic fallout across the global economy, had congressional action not been taken in early June. After months of on-and-off negotiations between the White House and congressional leaders, just ahead of the payment deadline, the US Congress passed and President Biden signed into law the Fiscal Responsibility Act, an agreement that suspends the limit on the federal debt ceiling until 2025 in exchange for capping federal spending.

 In its efforts to rein in inflation without harming employment or the overall economy, the Federal Reserve Board (the Fed) continued with its most aggressive monetary policy since the 1980s. The Fed raised the federal funds rate in March, May and July, bringing the target rate to 5.50%.6 However, investor sentiment shifted in early November, as the Fed held interest rates steady and publicly backed away from the rate hike it had signaled for December. Bond yields fell, igniting a rally across the fixed income market, including municipal bonds. The rally continued through November and into December as inflation continued to ease, and US economic growth remained contained. In December, the Fed again left interest rates unchanged and adopted a transitory tone, suggesting to market participants that rate cuts might be coming in 2024.6

 New municipal supply continued at a slow pace as issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. However, 2024 began with the highest tax-exempt supply seen over a January-February period since 2007: $60 billion.5 This skewed the fiscal year’s new issuance total to $388 billion, up 15% from the previous year’s $338 billion.5 Year-to-date 2024 was also constructive in terms of inflows to municipal funds. Following two years of outsized inflows and outflows, the municipal market began its return to a more normalized trend as we finished the fiscal year.7

 As a result of Puerto Rico’s restructuring of $22 billion of general obligation debt in March 2022, marking significant progress towards its long-winded bankruptcy process, the Commonwealth’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% in February 2019 to 17% in March 2022 as the newly restructured bonds reentered the index.5 During the fiscal year, the focus turned to the Puerto Rico Electric and Power Authority (PREPA). As of February 29, 2024, bankruptcy negotiations and U.S. District Court proceedings related to PREPA were ongoing.

 Municipal bonds have a long history of low defaults as many are issued to fund essential services to Americans. This continues to be the case as evidenced by S&P rating changes – during calendar year 2023, S&P’s rating activity was positive, with 949 ratings upgraded versus 278 downgraded, translating to more than three upgrades for every downgrade.8 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures, including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

 We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the economic challenges while identifying marketplace opportunities to add long-term value for shareholders.

2	Invesco California Municipal Fund

 During the fiscal year, an overweight exposure to tobacco settlement bonds contributed to relative return. A slight overweight exposure to 4.00-4.49% coupon bonds also added to relative performance. An overweight allocation to non-rated† bonds significantly contributed to relative performance.

 An underweight allocation to state and local general obligation bonds detracted from relative performance over the fiscal year. An underweight exposure to bonds with 3.99% coupons and less detracted from relative performance. An underweight exposure to AAA and AA-rated† credits also detracted from relative performance.

 During the fiscal year, leverage contributed to the Fund’s performance relative to its benchmark the S&P Municipal Bond California 5+ Year Investment Grade Index. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

 Thank you for investing in Invesco California Municipal Fund and for sharing our long-term investment horizon.

1	Source: State of California, Governor’s Budget Summary as of 1/10/23

2	Source: California State Controller’s Statement of General Fund Cash Receipts and disbursements as of January 2024.

3	Source: State of California General Obligation Bonds, Preliminary Official Statement as of 11/15/23.

4	Source: U.S. Bureau of Labor Statistics, as of December 31, 2023.

5	Source: Bloomberg LP

6	Source: US Federal Reserve

7	Source: Lipper Inc.

8	Source: Standard & Poor’s

† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

Portfolio manager(s):

Josh Cooney*

Elizabeth Mossow*

Tim O’Reilly

Mark Paris

Julius Williams

*As of April 1, 2024

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco California Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/14

1 Source: RIMES Technologies Corp.

2 Source: Bloomberg LP

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco California Municipal Fund

Average Annual Total Returns
As of 2/29/24, including maximum applicable sales charges

Class A Shares
Inception (11/3/88)	5.01%
10 Years	3.57
5 Years	1.58
1 Year	2.16

Class C Shares
Inception (11/1/95)	4.15%
10 Years	3.39
5 Years	1.73
1 Year	5.04

Class Y Shares
Inception (11/29/10)	5.38%
10 Years	4.29
5 Years	2.75
1 Year	7.08

Class R6 Shares
10 Years	4.20%
5 Years	2.84
1 Year	7.13

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester California Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® California Municipal Fund. The Fund was subsequently renamed the Invesco California Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on

Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco California Municipal Fund

Supplemental Information

Invesco California Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond California 5+ Year Investment Grade Index tracks the performance of investment-grade, California-issued US municipal bonds with maturities equal to or greater than five years.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco California Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	83.04%

General Obligation Bonds	16.41

Pre-Refunded Bonds	0.46

Other	0.09

Top Five Debt Holdings

		% of total net assets

1.	San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2019 A, RB	2.34%

2.	Los Angeles (City of), CA Department of Water & Power, Series 2021 C, RB	1.59

3.	Regents of the University of California Medical Center, Series 2022 P, RB	1.55

4.	California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.), Series 2006 C, RB	1.51

5.	California (State of) County Tobacco Securitization Agency (Fresno County Tobacco Funding Corp.), Series 2006 D, RB	1.36

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2024.

7	Invesco California Municipal Fund

Schedule of Investments

February 29, 2024

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–106.20%(a)
California–101.62%
Adelanto Community Facilities District No. 2006-2 (Improvement Area No. 2); Series 2015 A, RB	5.00%	09/01/2045	$1,000	$ 1,009,608
Adelanto Public Utility Authority (Utility System);
Series 2014 A, RB	5.00%	07/01/2024	245	245,172
Series 2014 A, RB	5.00%	07/01/2039	5,710	5,713,758
Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2039	2,000	2,122,669
Adelanto School District (Community Facilities District No. 4); Series 2023, RB	5.75%	09/01/2053	1,400	1,486,718
Alameda (City of), CA Corridor Transportation Authority; Series 2022 C, RB (INS - AGM)(b)	5.00%	10/01/2052	7,000	7,580,452
Alvord Unified School District; Series 2023 A, GO Bonds (INS - BAM)(b)	5.00%	08/01/2052	10,000	11,227,273
Anaheim (City of), CA Public Financing Authority (Anaheim Convention Center Expansion); Series 2014 A, Ref. RB(c)(d)	5.00%	05/01/2024	1,350	1,353,842
Atwater (City of), CA;
Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	05/01/2040	1,250	1,312,406
Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	05/01/2043	1,300	1,358,049
Bakersfield (City of), CA (Assessment District No. 07-2); Series 2008, RB	7.38%	09/02/2028	675	683,690
Bay Area Toll Authority (San Francisco Bay Area); Series 2017, Ref. RB	4.00%	04/01/2049	630	629,784
Beaumont (City of), CA (Community Facilities District No. 2016-1);
Series 2019, RB	5.00%	09/01/2030	125	131,407
Series 2019, RB	5.00%	09/01/2031	140	147,032
Series 2019, RB	5.00%	09/01/2049	775	795,073
Beaumont (City of), CA Financing Authority (Improvement Area No. 19A); Series 2015 B, Ref. RB	5.00%	09/01/2025	1,065	1,079,314
Beaumont Unified School District Community Facilities District No. 2020-1 (Improvement area No. 2); Series 2023, RB	5.00%	09/01/2053	875	887,992
Beverly Hills Unified School District (Election of 2008);
Series 2009, GO Bonds(e)	0.00%	08/01/2026	1,465	1,366,254
Series 2009, GO Bonds(e)	0.00%	08/01/2032	3,045	2,384,313
Blythe (City of), CA Community Facilities District No. 2004-1; Series 2005, RB	5.30%	09/01/2035	500	504,531
Blythe (City of), CA Redevelopment Agency Successor Agency (Project No. 1);
Series 2011 A, RB	9.75%	05/01/2038	1,905	1,913,053
Series 2015, Ref. RB	5.00%	05/01/2038	1,000	1,017,387
Calexico (City of), CA Community Facilities District No. 2005-1;
Series 2006, RB(f)	5.50%	09/01/2036	2,500	875,000
Series 2006, RB(f)	5.55%	09/01/2036	2,325	813,750
California (State of);
Series 2000, GO Bonds	5.75%	05/01/2030	5	5,009
Series 2022 CU, GO Bonds	4.85%	12/01/2046	1,700	1,813,083
Series 2022, GO Bonds(g)	5.00%	11/01/2042	11,370	12,988,315
Series 2022, GO Bonds(g)	5.00%	09/01/2052	10,000	11,132,390
Series 2022, GO Bonds	5.00%	09/01/2052	5,000	5,566,194
Series 2023, GO Bonds(g)	5.25%	09/01/2053	15,000	17,136,855
California (State of) Community Choice Financing Authority; Series 2023, RB(d)	5.25%	04/01/2030	11,000	11,744,505
California (State of) Community Choice Financing Authority (Green Bonds);
Series 2023 C, RB(d)	5.25%	10/01/2031	10,000	10,584,708
Series 2023 D, RB(d)	5.50%	11/01/2028	8,000	8,511,422
Series 2023, RB(d)	5.00%	08/01/2029	3,600	3,796,977
Series 2023, RB(d)	5.00%	03/01/2031	12,250	13,060,020
California (State of) Community College Financing Authority (NCCD - Orange Coast Properties LLC - Orange Coast College);
Series 2018, RB	5.25%	05/01/2048	665	677,621
Series 2018, RB	5.25%	05/01/2053	2,500	2,539,903
California (State of) Community Housing Agency (Annadel Apartments); Series 2019 A, RB(h)	5.00%	04/01/2049	4,555	3,788,357
California (State of) Community Housing Agency (Serenity at Larkspur); Series 2020 A, RB(h)	5.00%	02/01/2050	4,500	3,434,627
California (State of) Community Housing Agency (Stonridge Apartments); Series 2021 A, RB(h)	4.00%	02/01/2056	3,000	2,322,855
California (State of) Community Housing Agency (Verdant at Green Valley); Series 2019 A, RB(h)	5.00%	08/01/2049	5,360	5,107,841

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) County Tobacco Securitization Agency;
Series 2007 B, RB	5.10%	06/01/2028	$80	$ 80,003
Series 2007 D, RB(e)(h)	0.00%	06/01/2057	45,600	3,808,202
Series 2007 E, RB(e)(h)	0.00%	06/01/2057	51,500	3,665,291
Series 2007 F, RB(e)(h)	0.00%	06/01/2057	55,250	3,792,802
Series 2014, Ref. RB	4.00%	06/01/2029	465	465,550
Series 2020 A, Ref. RB	4.00%	06/01/2037	550	565,567
Series 2020 A, Ref. RB	4.00%	06/01/2039	1,200	1,222,141
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.);
Series 2002, RB	5.88%	06/01/2035	2,740	2,797,174
Series 2002, RB	6.00%	06/01/2042	18,700	19,090,202
Series 2006 C, RB(e)	0.00%	06/01/2055	332,360	32,816,263
California (State of) County Tobacco Securitization Agency (Fresno County Tobacco Funding Corp.);
Series 2002, RB	6.00%	06/01/2035	4,500	4,504,625
Series 2002, RB	6.13%	06/01/2038	9,700	9,709,071
Series 2006 A, RB(e)	0.00%	06/01/2046	62,110	14,978,454
Series 2006 C, RB(e)	0.00%	06/01/2055	71,700	8,355,789
Series 2006 D, RB(e)	0.00%	06/01/2055	309,500	29,532,738
California (State of) County Tobacco Securitization Agency (Los Angeles County Securitization Corp.);
Series 2020 A, Ref. RB	4.00%	06/01/2049	2,000	1,950,182
Series 2020 A, Ref. RB	4.00%	06/01/2049	710	692,315
Series 2020 B-1, Ref. RB	5.00%	06/01/2049	610	631,767
Series 2020 B-2, Ref. RB(e)	0.00%	06/01/2055	22,000	4,240,232
California (State of) County Tobacco Securitization Agency (Merced County Tobacco Funding Corp.); Series 2020, Ref. RB	5.00%	06/01/2050	3,510	3,559,861
California (State of) County Tobacco Securitization Agency (Sonoma County Securitization Corp.);
Series 2020, Ref. RB	4.00%	06/01/2049	1,380	1,345,626
Series 2020, Ref. RB(e)	0.00%	06/01/2055	7,050	1,551,804
California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2002 A, RB	5.88%	06/01/2043	1,040	1,040,408
California (State of) Educational Facilities Authority (Loma Linda University);
Series 2017 A, Ref. RB	5.00%	04/01/2042	1,715	1,766,033
Series 2017 A, Ref. RB	5.00%	04/01/2047	1,000	1,023,402
California (State of) Educational Facilities Authority (Saint Mary’s College of California); Series 2023, Ref. RB	5.50%	10/01/2053	9,705	10,270,801
California (State of) Educational Facilities Authority (University of Redlands); Series 2022 A, RB	5.00%	10/01/2052	3,600	3,690,657
California (State of) Educational Facilities Authority (University of San Francisco); Series 2018 A, RB	5.00%	10/01/2043	2,730	2,862,088
California (State of) Enterprise Development Authority (Heights Christian Schools); Series 2023 A, RB(h)	6.25%	06/01/2053	2,625	2,635,281
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center);
Series 2015, Ref. RB	5.00%	11/15/2031	1,300	1,345,385
Series 2015, Ref. RB	5.00%	11/15/2032	1,250	1,293,334
Series 2015, Ref. RB	5.00%	11/15/2033	1,000	1,034,209
Series 2021 A, Ref. RB	4.00%	08/15/2048	23,375	23,086,010
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2017 A, Ref. RB	5.00%	08/15/2047	1,715	1,738,235
California (State of) Health Facilities Financing Authority (Commonspirit Health); Series 2020 A, Ref. RB	4.00%	04/01/2049	12,060	11,595,604
California (State of) Health Facilities Financing Authority (Community Program for Persons with Developmental Disabilities); Series 2011 A, RB (INS - Cal-Mortgage)(b)	6.25%	02/01/2026	1,105	1,107,886
California (State of) Health Facilities Financing Authority (El Camino Hospital); Series 2015 A, Ref. RB	5.00%	02/01/2040	2,130	2,145,114
California (State of) Health Facilities Financing Authority (Episcopal Communities & Services);
Series 2024, RB	5.25%	11/15/2048	1,000	1,075,058
Series 2024, RB	5.25%	11/15/2053	1,450	1,535,173
Series 2024, RB	5.25%	11/15/2058	2,000	2,107,866

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Health Facilities Financing Authority (Kaiser Permanente); Subseries 2017 A-2, RB	5.00%	11/01/2047	$10,000	$ 11,878,904
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford); Series 2017, RB	4.00%	11/15/2047	560	558,732
California (State of) Health Facilities Financing Authority (On Lok Senior Health Services) (Social Bonds);
Series 2020, Ref. RB	5.00%	08/01/2040	700	744,539
Series 2020, Ref. RB	5.00%	08/01/2050	1,000	1,037,853
California (State of) Health Facilities Financing Authority (Providence Health & Services); Series 2014 B, RB	5.00%	10/01/2044	7,625	7,655,370
California (State of) Health Facilities Financing Authority (Stanford Health Care); Series 2020 A, Ref. RB	4.00%	08/15/2050	15,000	14,813,526
California (State of) Health Facilities Financing Authority (Sutter Health); Series 2016 B, Ref. RB	5.00%	11/15/2046	21,350	21,848,179
California (State of) Housing Finance Agency;
Series 2019 A, RB	4.25%	01/15/2035	6,231	6,217,078
Series 2019 A-2, RB	4.00%	03/20/2033	8,346	8,363,385
Series 2021-1A, Revenue Ctfs.	3.50%	11/20/2035	3,858	3,645,959
California (State of) Housing Finance Agency (Social Certificates); Series 2021 A, RB	3.25%	08/20/2036	9,653	8,856,022
California (State of) Infrastructure & Economic Development Bank (WFCS Portfolio Program); Series 2021 A-1, RB(h)	5.00%	01/01/2056	2,450	1,955,479
California (State of) Municipal Finance Authority;
Series 2021 B, RB	4.00%	09/01/2041	915	865,729
Series 2021 B, RB	4.00%	09/01/2046	830	755,259
Series 2021 B, RB	4.00%	09/01/2051	775	678,800
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Ref. RB	5.00%	06/01/2046	3,015	3,006,830
California (State of) Municipal Finance Authority (Bella Mente Montessori Academy);
Series 2018 A, RB(h)	5.00%	06/01/2038	280	274,392
Series 2018 A, RB(h)	5.00%	06/01/2048	3,225	2,993,953
California (State of) Municipal Finance Authority (Bold Program);
Series 2020 B, RB	4.00%	09/01/2043	755	660,287
Series 2020 B, RB	4.00%	09/01/2050	1,095	917,278
Series 2021 A, RB	4.00%	09/01/2041	655	620,493
Series 2021 A, RB	4.00%	09/01/2051	1,500	1,301,465
Series 2022 B, Ref. RB	6.00%	09/01/2052	2,160	2,301,785
Series 2022 B, Ref. RB	6.30%	09/01/2052	870	937,497
Series 2022 C, RB	6.25%	09/01/2052	1,895	2,031,510
Series 2023 B, RB	5.75%	09/01/2053	1,350	1,418,990
California (State of) Municipal Finance Authority (California Baptist University); Series 2016 A, RB(h)	5.00%	11/01/2046	1,000	983,949
California (State of) Municipal Finance Authority (Caritas Affordable Housing, Inc.);
Series 2014 A, RB	5.25%	08/15/2039	2,665	2,679,946
Series 2014 A, RB	5.25%	08/15/2049	1,420	1,424,913
Series 2014 B, RB	5.88%	08/15/2049	705	706,504
California (State of) Municipal Finance Authority (Caritas);
Series 2017 A, Ref. RB	4.00%	08/15/2037	1,055	1,060,105
Series 2021 B, Ref. RB	4.00%	08/15/2041	295	277,427
Series 2021 B, Ref. RB	4.00%	08/15/2051	435	377,461
Series 2023, RB	5.25%	08/15/2058	1,100	1,142,175
California (State of) Municipal Finance Authority (CHF-Davis I, LLC - West Village Student Housing); Series 2018, RB	5.00%	05/15/2043	5,900	6,105,034
California (State of) Municipal Finance Authority (CHF-Riverside I, LLC - UCR Dundee-Glasgow Student Housing); Series 2018, RB	5.00%	05/15/2043	3,000	3,105,549
California (State of) Municipal Finance Authority (CHF-Riverside II, LLC - UCR North District Phase I Student Housing); Series 2019, RB (INS - BAM)(b)	5.00%	05/15/2049	2,660	2,747,781

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Municipal Finance Authority (Community Medical Centers);
Series 2017 A, Ref. RB	5.00%	02/01/2034	$3,750	$ 3,900,723
Series 2017 A, Ref. RB	5.00%	02/01/2035	4,000	4,156,968
Series 2017 A, Ref. RB	5.00%	02/01/2036	2,000	2,073,862
Series 2017 A, Ref. RB	5.00%	02/01/2037	1,000	1,033,437
Series 2017 A, Ref. RB	5.00%	02/01/2047	2,005	2,037,109
California (State of) Municipal Finance Authority (Eisenhower Medical Centers); Series 2017 A, Ref. RB	5.00%	07/01/2047	1,000	1,010,913
California (State of) Municipal Finance Authority (Goodwill Industries of Sacramento & Nevada);
Series 2012, RB(h)	6.63%	01/01/2032	755	742,739
Series 2012, RB(h)	6.88%	01/01/2042	2,080	1,986,849
California (State of) Municipal Finance Authority (Green Bonds); Series 2021, RB (INS - BAM)(b)	4.00%	05/15/2046	2,000	1,965,273
California (State of) Municipal Finance Authority (Greenfield Commons I) (Sustainable Bonds)); Series 2023, RB (CEP - FNMA)	5.28%	09/01/2046	2,950	3,284,272
California (State of) Municipal Finance Authority (Humangood - California Obligated Group);
Series 2019 A, Ref. RB	5.00%	10/01/2044	1,695	1,734,498
Series 2021, RB	4.00%	10/01/2046	1,080	1,027,492
Series 2021, RB	4.00%	10/01/2049	8,000	7,454,750
California (State of) Municipal Finance Authority (Linxs APM);
Series 2018 A, RB(i)	5.00%	12/31/2043	10,005	10,005,794
Series 2018 A, RB(i)	5.00%	12/31/2047	18,610	18,608,746
California (State of) Municipal Finance Authority (Mt. San Antonio Gardens); Series 2019, Ref. RB	5.00%	11/15/2049	2,825	2,668,730
California (State of) Municipal Finance Authority (Open Door Community Health Centers); Series 2021, RB (INS - Cal-Mortgage)(b)	4.00%	09/15/2051	3,385	3,345,554
California (State of) Municipal Finance Authority (Palmdale Aerospace Academy (The)); Series 2018 A, RB(h)	5.00%	07/01/2049	600	561,544
California (State of) Municipal Finance Authority (Palomar Health); Series 2022 A, Ref. COP (INS - AGM)(b)	5.25%	11/01/2052	5,400	6,057,428
California (State of) Municipal Finance Authority (Samuel Merritt University); Series 2022, RB	5.25%	06/01/2053	11,500	12,388,098
California (State of) Municipal Finance Authority (Santa Rosa Academy); Series 2022, Ref. RB	5.00%	07/01/2052	3,280	3,178,354
California (State of) Municipal Finance Authority (Social Bonds);
Series 2019 A, Ref. RB(h)	5.00%	11/01/2029	990	1,016,986
Series 2019 A, Ref. RB(h)	5.00%	11/01/2039	1,475	1,481,192
Series 2019 A, Ref. RB(h)	5.00%	11/01/2049	2,700	2,512,298
California (State of) Municipal Finance Authority (Touro College and University System); Series 2014 A, RB(c)(d)	5.25%	07/01/2024	620	624,239
California (State of) Municipal Finance Authority (UCR North District Phase 1 Student Housing); Series 2019, RB (INS - BAM)(b)	5.00%	05/15/2052	5,875	6,050,506
California (State of) Municipal Finance Authority (United Airlines, Inc.); Series 2019, RB(i)	4.00%	07/15/2029	12,000	11,842,934
California (State of) Municipal Finance Authority (University of La Verne); Series 2017 A, Ref. RB	5.00%	06/01/2043	600	621,062
California (State of) Municipal Finance Authority (William Jessup University); Series 2019, Ref. RB(h)	5.00%	08/01/2039	1,500	1,419,682
California (State of) Pollution Control Financing Authority;
Series 2012, RB(h)(i)	5.00%	07/01/2037	3,000	3,002,874
Series 2012, RB(h)(i)	5.00%	11/21/2045	1,000	1,000,538
California (State of) Pollution Control Financing Authority (Aemerge Redpak Services Southern California LLC);
Series 2016, RB (Acquired 01/21/2016; Cost $3,500,000)(h)(i)(j)(k)	7.00%	12/01/2027	3,500	350,000
Series 2017, RB (Acquired 08/15/2017; Cost $2,000,000)(h)(i)(j)(k)	8.00%	12/01/2027	2,000	120,000
California (State of) Pollution Control Financing Authority (CalPlant I) (Green Bonds);
Series 2017, RB (Acquired 05/25/2017; Cost $1,387,423)(h)(i)(j)(k)	7.50%	07/01/2032	1,425	19,238
Series 2017, RB (Acquired 05/25/2017; Cost $1,890,139)(h)(i)(j)(k)	8.00%	07/01/2039	1,900	25,650
Series 2020, RB (Acquired 10/06/2020; Cost $401,185)(h)(i)(j)(k)	7.50%	07/01/2032	420	5,670
California (State of) Pollution Control Financing Authority (Poseidon Resources L.P.); Series 2023, RB(h)(i)	5.00%	11/21/2045	1,000	1,038,447
California (State of) Pollution Control Financing Authority (San Diego County Water Authority); Series 2019, Ref. RB(h)	5.00%	11/21/2045	3,500	3,576,447
California (State of) Pollution Control Financing Authority (Waste Management, Inc.); Series 2015 B-1, Ref. RB(i)	3.00%	11/01/2025	1,500	1,494,673
California (State of) Public Finance Authority (California Crosspoint Academy); Series 2020 A, RB(h)	5.13%	07/01/2055	5,000	4,260,656
California (State of) Public Finance Authority (Crossroads Christian Schools); Series 2020, RB(h)	5.00%	01/01/2056	1,000	862,426

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Public Finance Authority (Enso Village) (Green Bonds);
Series 2021 B-3, RB(h)	2.13%	11/15/2027	$475	$ 473,400
Series 2021, RB(h)	2.38%	11/15/2028	2,000	1,934,470
Series 2021, RB(h)	5.00%	11/15/2036	1,000	917,759
Series 2021, RB(h)	5.00%	11/15/2046	4,000	3,493,801
Series 2021, RB(h)	5.00%	11/15/2051	2,340	1,989,446
Series 2021, RB(h)	5.00%	11/15/2056	2,685	2,242,159
California (State of) Public Finance Authority (Henry Mayo Newhall Hospital);
Series 2017, Ref. RB	5.00%	10/15/2037	1,000	1,012,958
Series 2017, Ref. RB	5.00%	10/15/2047	1,000	1,002,131
California (State of) Public Finance Authority (Hoag Memorial Hospital); Series 2022, VRD RB(l)	3.05%	07/15/2062	2,000	2,000,000
California (State of) Public Finance Authority (Kendal at Ventura); Series 2023 A-C, RB(h)	10.00%	05/15/2028	2,900	3,170,786
California (State of) Public Finance Authority (LaVerne Elementary Preparatory Academy); Series 2019 A, RB(h)	5.00%	06/15/2049	1,400	1,274,697
California (State of) Public Finance Authority (Trinity Classical Academy);
Series 2019 A, RB(h)	5.00%	07/01/2036	400	396,705
Series 2019 A, RB(h)	5.00%	07/01/2044	630	577,268
Series 2019 A, RB(h)	5.00%	07/01/2054	1,600	1,395,627
California (State of) Public Works Board (Various Capital); Series 2021 B, RB	4.00%	05/01/2046	19,640	19,834,515
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, RB	5.00%	09/01/2039	3,000	3,016,722
California (State of) School Finance Authority;
Series 2024 A, RB(h)	5.75%	06/01/2053	2,000	1,988,582
Series 2024 A, RB(h)	6.00%	06/01/2063	2,035	2,041,879
California (State of) School Finance Authority (Alliance for College-Ready Public Schools);
Series 2013 A, RB	6.30%	07/01/2043	840	840,786
Series 2015, RB(h)	5.00%	07/01/2045	1,265	1,265,946
California (State of) School Finance Authority (Aspen Public Sschools Obligated Group);
Series 2022 A, RB(h)	6.13%	07/01/2052	3,745	3,792,059
Series 2022 A, RB(h)	6.25%	07/01/2062	4,655	4,708,637
California (State of) School Finance Authority (Aspire Public School);
Series 2015 A, Ref. RB(h)	5.00%	08/01/2045	1,000	1,003,654
Series 2016, Ref. RB(c)(d)(h)	5.00%	08/01/2025	65	66,829
Series 2016, Ref. RB(h)	5.00%	08/01/2041	2,425	2,440,408
Series 2016, Ref. RB(h)	5.00%	08/01/2046	685	687,094
California (State of) School Finance Authority (Camino Nuevo Charter Academy Obligated Group) (Sustainability Bonds); Series 2023, Ref. RB(h)	5.25%	06/01/2053	1,550	1,546,395
California (State of) School Finance Authority (Escuela Popular); Series 2017, RB(h)	6.25%	07/01/2037	1,250	1,277,993
California (State of) School Finance Authority (Granada Hills Charter Obligated Group); Series 2019, RB(h)	5.00%	07/01/2043	2,000	2,006,992
California (State of) School Finance Authority (Green Dot Public Schools);
Series 2015 A, RB(h)	5.00%	08/01/2045	2,305	2,310,310
Series 2018 A, RB(h)	5.00%	08/01/2038	1,000	1,026,003
California (State of) School Finance Authority (Grimmway Schools Obligated Group); Series 2016 A, RB(h)	4.25%	07/01/2028	1,000	1,000,849
California (State of) School Finance Authority (Harbor Springs Obligated Group);
Series 2024, RB(h)	5.50%	07/01/2054	2,250	2,267,336
Series 2024, RB(h)	5.63%	07/01/2063	1,000	1,006,768
California (State of) School Finance Authority (Hawking Steam Charter School);
Series 2022, RB(h)	5.38%	07/01/2056	995	1,008,932
Series 2022, RB(h)	5.50%	07/01/2062	1,000	1,016,972
California (State of) School Finance Authority (KIPP LA);
Series 2015 A, RB(h)	5.00%	07/01/2045	500	501,773
Series 2017 A, RB(h)	5.00%	07/01/2037	590	605,686
Series 2017 A, RB(h)	5.00%	07/01/2047	1,240	1,247,458
California (State of) School Finance Authority (KIPP SoCal Public Schools); Series 2019 A, RB(h)	5.00%	07/01/2049	1,700	1,710,242
California (State of) School Finance Authority (New Designs Charter School); Series 2012 A, RB	5.25%	06/01/2032	1,440	1,441,019
California (State of) School Finance Authority (Orange County Educational Arts Academy); Series 2023, Ref. RB (CEP - Colorado Higher Education Intercept Program)(h)	5.88%	06/01/2053	700	708,301

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) School Finance Authority (Partnership to Uplift Communities) (Social Bonds);
Series 2023, Ref. RB(h)	5.50%	08/01/2043	$550	$ 567,080
Series 2023, Ref. RB(h)	5.50%	08/01/2047	525	535,791
California (State of) School Finance Authority (Sonoma County Junior College); Series 2021, RB(h)	4.00%	11/01/2051	2,700	2,262,131
California (State of) School Finance Authority (Stem Preparatory Schools - Obligated Group);
Series 2023 A, RB(h)	5.13%	06/01/2053	500	495,461
Series 2023 A, RB(h)	5.38%	05/01/2063	1,000	1,001,701
California (State of) School Finance Authority (Value Schools);
Series 2016 A, RB(h)	5.25%	07/01/2031	625	642,986
Series 2023 A, Ref. RB (CEP - Colorado Higher Education Intercept Program)(h)	5.25%	07/01/2048	700	707,806
California (State of) Statewide Communities Development Authority;
Series 2017, RB	5.00%	09/02/2037	1,135	1,182,807
Series 2017, RB	5.00%	09/02/2046	1,265	1,293,454
Series 2020 B, RB	4.00%	09/02/2050	445	386,937
Series 2020, RB	4.00%	09/01/2040	400	386,441
Series 2020, RB	4.00%	09/01/2050	2,340	2,068,416
Series 2021 A, RB	4.00%	09/02/2051	1,990	1,645,373
California (State of) Statewide Communities Development Authority (899 Charleston Project); Series 2014 A, Ref. RB(h)	5.25%	11/01/2044	1,500	1,286,830
California (State of) Statewide Communities Development Authority (Adventist Health System);
Series 2015, Ref. RB	5.00%	03/01/2033	775	798,605
Series 2015, Ref. RB	5.00%	03/01/2045	2,315	2,348,455
Series 2018 A, Ref. RB	5.00%	03/01/2042	1,185	1,223,393
Series 2018 A, Ref. RB	5.00%	03/01/2048	1,860	1,906,957
California (State of) Statewide Communities Development Authority (Alliance for College-Ready Public Schools - 47th and Main);
Series 2012 A, RB	6.38%	07/01/2047	2,000	2,002,298
Series 2012, RB	6.10%	07/01/2032	760	761,263
California (State of) Statewide Communities Development Authority (Buck Institute for Research on Aging); Series 2021, Ref. RB	4.00%	04/01/2046	4,230	4,021,295
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2017 A, Ref. RB(h)	5.00%	11/01/2041	875	876,970
California (State of) Statewide Communities Development Authority (Community Facilities District No. 2007-01); Series 2015, Ref. RB	5.00%	09/01/2037	1,565	1,593,275
California (State of) Statewide Communities Development Authority (Community Facilities District No. 2015-1);
Series 2020, RB	4.00%	09/01/2050	1,500	1,323,853
Series 2020, RB	4.00%	09/01/2050	1,415	1,229,676
California (State of) Statewide Communities Development Authority (Community Facilities District No. 2016-02); Series 2020, RB	4.00%	09/01/2050	2,465	2,162,095
California (State of) Statewide Communities Development Authority (Community Facilities District No. 2018-02); Series 2020, RB(h)	7.25%	09/01/2050	4,255	4,187,679
California (State of) Statewide Communities Development Authority (Community Facilities District No. 2020-02); Series 2022, RB	5.25%	09/01/2052	1,650	1,690,850
California (State of) Statewide Communities Development Authority (Delta Coves); Series 2022, RB	5.50%	09/01/2052	3,070	3,134,641
California (State of) Statewide Communities Development Authority (Enloe Medical Center);
Series 2022 A, RB (INS - AGM)(b)	5.25%	08/15/2052	2,000	2,189,646
Series 2022 A, RB (INS - AGM)(b)	5.38%	08/15/2057	2,320	2,554,589
California (State of) Statewide Communities Development Authority (Front Porch Communities & Services);
Series 2017 A, Ref. RB	5.00%	04/01/2047	3,390	3,468,352
Series 2021, Ref. RB	4.00%	04/01/2051	1,600	1,473,225
California (State of) Statewide Communities Development Authority (Henry Mayo Newhall Memorial Hospital); Series 2014 A, RB(c)(d)	5.25%	10/01/2024	600	607,168
California (State of) Statewide Communities Development Authority (Heritage Park at Cathedral City Apartments); Series 2002 NN-1, RB (INS - AMBAC)(b)(i)	5.20%	06/01/2036	2,225	2,227,820
California (State of) Statewide Communities Development Authority (Huntington Memorial Hospital); Series 2014 B, Ref. RB(c)(d)	5.00%	07/01/2024	750	754,406
California (State of) Statewide Communities Development Authority (Improvement Area No. 1); Series 2021, RB	4.00%	09/01/2041	690	669,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Statewide Communities Development Authority (Jewish Home of San Francisco); Series 2016, RB (INS - Cal-Mortgage)(b)	4.00%	11/01/2046	$7,825	$ 7,820,933
California (State of) Statewide Communities Development Authority (John Muir Health);
Series 2016 A, Ref. RB	5.00%	08/15/2051	3,000	3,068,582
Series 2018 A, Ref. RB	5.00%	12/01/2057	4,635	4,778,889
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing);
Series 2016, Ref. RB(h)	5.00%	06/01/2046	1,000	998,591
Series 2019, RB(h)	5.00%	06/01/2034	375	388,245
Series 2019, RB(h)	5.00%	06/01/2039	100	101,326
Series 2019, RB(h)	5.00%	06/01/2051	295	287,271
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2016 A, RB(h)	5.25%	12/01/2056	7,330	7,363,980
California (State of) Statewide Communities Development Authority (McSweeny);
Series 2023, RB	5.00%	09/01/2048	1,350	1,358,651
Series 2023, RB	5.25%	09/01/2053	2,225	2,260,718
California (State of) Statewide Communities Development Authority (Methodist Hospital of Southern California);
Series 2018, RB	5.00%	01/01/2043	1,000	1,021,341
Series 2018, RB	5.00%	01/01/2048	1,995	2,019,455
California (State of) Statewide Communities Development Authority (NCCD-Hooper Street LLC-California College of the Arts);
Series 2019, RB(h)	5.25%	07/01/2039	1,640	1,671,116
Series 2019, RB(h)	5.25%	07/01/2049	3,375	3,393,409
California (State of) Statewide Communities Development Authority (Odd Fellows Home of California); Series 2023, Ref. RB (INS - Cal-Mortgage)(b)	4.13%	04/01/2053	1,000	1,004,152
California (State of) Statewide Communities Development Authority (Sand Creek); Series 2021, RB	4.00%	09/01/2041	550	535,393
California (State of) Statewide Communities Development Authority (Statewide Community Infrastructure Program);
Series 2019 C, RB	5.00%	09/02/2049	700	714,181
Series 2021 C-1, RB	4.00%	09/02/2041	2,185	1,968,571
Series 2021 C-1, RB	4.00%	09/02/2051	2,505	2,080,779
Series 2022, RB	5.38%	09/02/2052	995	1,012,972
Series 2023, RB	5.25%	09/02/2043	1,125	1,155,801
Series 2023, RB	5.25%	09/01/2051	2,400	2,435,919
Series 2023, RB	5.50%	09/02/2053	1,875	1,916,005
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments - CHF-Irvine, LLC); Series 2016, Ref. RB	5.00%	05/15/2040	1,200	1,212,370
California (State of) Statewide Communities Development Authority (Yucaipa Valley Water Reservoir); Series 2014, RB	6.00%	09/02/2044	2,635	2,646,712
California (State of) Statewide Financing Authority (Pooled Tobacco Securitization Program);
Series 2002 A, RB	6.00%	05/01/2037	5,585	5,701,539
Series 2002 B, RB	6.00%	05/01/2037	675	689,085
Series 2002 B, RB	6.00%	05/01/2043	3,130	3,195,312
Series 2002, RB	6.00%	05/01/2043	2,125	2,169,341
Series 2006 A, RB(e)	0.00%	06/01/2046	8,000	2,035,380
Calimesa (City of), CA Community Facilities District No. 2018-1 (Summerwind Trails);
Series 2020, RB	4.00%	09/01/2045	605	561,593
Series 2020, RB	4.00%	09/01/2050	575	513,027
Cambrian School District; Series 2022, GO Bonds	5.00%	08/01/2048	7,505	8,075,087
Carlsbad (City of), CA (Assessment District No. 96-1); Series 1998, RB	5.50%	09/02/2028	5	5,058
Carson (City of), CA Public Financing Authority; Series 2019, RB	5.00%	09/02/2030	545	591,026
Chino (City of), CA Community Facilities District;
Series 2020, RB	4.00%	09/01/2040	170	162,107
Series 2020, RB	4.00%	09/01/2051	705	624,354
Chino (City of), CA Public Financing Authority;
Series 2015 A, Ref. RB (INS - AGM)(b)	5.00%	09/01/2034	1,100	1,131,479
Series 2015 A, Ref. RB (INS - AGM)(b)	5.00%	09/01/2035	865	890,569
Chino Valley Unified School District; Series 2020 B, GO Bonds	5.00%	08/01/2055	10,995	11,845,852
Chula Vista (City of), CA Community Facilities District No. 16-1 (Improvement Area No. 2); Series 2021, RB	4.00%	09/01/2051	1,775	1,651,819

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Clovis (City of), CA;
Series 2015, Ref. RB (INS - AGM)(b)	5.25%	08/01/2030	$1,060	$ 1,099,750
Series 2015, Ref. RB (INS - AGM)(b)	5.25%	08/01/2031	500	518,734
Clovis (City of), CA Public Financing Authority; Series 2008 A, RB (INS - NATL)(b)	4.63%	08/01/2029	35	35,051
Clovis Unified School District (Election of 2004); Series 2004 A, GO Bonds (INS - NATL)(b)(e)	0.00%	08/01/2029	735	622,653
Coachella (City of), CA (Community Facilities District No. 2018-1);
Series 2018, RB(h)	5.00%	09/01/2030	440	462,486
Series 2018, RB(h)	5.00%	09/01/2038	1,090	1,137,892
Series 2018, RB(h)	5.00%	09/01/2048	2,015	2,060,104
Series 2018, RB(h)	5.00%	09/01/2053	1,525	1,547,325
Compton (City of), CA Public Finance Authority (Various Capital); Series 2008, Ref. RB (INS - AMBAC)(b)	5.25%	09/01/2027	820	820,574
Compton Unified School District;
Series 2019 B, GO Bonds (INS - BAM)(b)(e)	0.00%	06/01/2035	1,300	843,974
Series 2019 B, GO Bonds (INS - BAM)(b)(e)	0.00%	06/01/2041	6,250	2,925,726
Series 2019 B, GO Bonds (INS - BAM)(b)(e)	0.00%	06/01/2042	4,335	1,922,688
Corona Community Facilities District (Bedford Improvement Area No. 1);
Series 2020, RB	4.00%	09/01/2040	285	272,736
Series 2020, RB	4.00%	09/01/2045	460	425,208
Series 2020, RB	4.00%	09/01/2050	1,035	923,449
Corona-Norco Unified School District (Community Facilities District No. 17-1); Series 2020, RB	4.00%	09/01/2050	350	304,853
CSCDA Community Improvement Authority (Oceanaire-Long Beach Social Bonds); Series 2021 A-2, RB(h)	4.00%	09/01/2056	2,500	1,898,338
CSCDA Community Improvement Authority (Parallel-Anaheim Social Bonds); Series 2021, RB(h)	4.00%	08/01/2056	995	830,557
CSCDA Community Improvement Authority (Renaissance at City Center); Series 2020 A, RB(h)	5.00%	07/01/2051	3,250	3,107,365
Daly (City of), CA Housing Development Finance Agency (Franciscan Mobile Home Park Acquisition);
Series 2007 A, Ref. RB	5.00%	12/15/2037	50	50,052
Series 2007 C, Ref. RB	6.50%	12/15/2047	850	849,919
Desert Community College District (Election of 2016); Series 2024, GO Bonds	4.00%	08/01/2051	15,000	15,001,765
Dixon (City of), CA Improvement Area No. 1 (Community Facilities District No. 2019-1);
Series 2020, RB	4.00%	09/01/2036	200	200,318
Series 2020, RB	4.00%	09/01/2040	400	382,334
Series 2020, RB	4.00%	09/01/2050	1,000	869,029
Series 2023, RB	5.00%	09/01/2048	1,675	1,657,574
Series 2023, RB	5.00%	09/01/2053	2,600	2,531,511
Downey Unified School District; Series 2023 A, GO Bonds	4.00%	08/01/2048	6,055	6,064,767
Dublin (City of), CA Community Facilities District No. 2015-1 (Improvement Area No. 3);
Series 2021, RB	4.00%	09/01/2045	850	775,902
Series 2021, RB	4.00%	09/01/2051	865	756,435
Eastern Municipal Water District;
Series 2023, RB	5.25%	09/01/2048	1,100	1,136,985
Series 2023, RB	5.25%	09/01/2053	1,385	1,421,956
Eastern Municipal Water District (Community Facilities District No. 2016-75);
Series 2021, RB	4.00%	09/01/2030	75	75,799
Series 2021, RB	4.00%	09/01/2050	385	337,690
El Centro (City of), CA Financing Authority (Police Station); Series 2023 A, RB	4.25%	10/01/2047	2,000	2,034,580
El Dorado Irrigation District; Series 2020 A, COP	4.00%	03/01/2050	15,330	14,998,003
El Segundo Unified School District (Election of 2008); Series 2009 A, GO Bonds(e)	0.00%	08/01/2033	4,430	3,262,659
Elsinore Valley Municipal Water District; Series 2021 A, RB(h)	4.50%	09/01/2051	2,680	2,357,593
Emeryville (City of), CA Public Financing Authority (Alameda County);
Series 2014 A, Ref. RB (INS - AGM)(b)	5.00%	09/01/2032	445	449,558
Series 2014 A, Ref. RB (INS - AGM)(b)	5.00%	09/01/2033	385	388,992
Series 2014 A, Ref. RB (INS - AGM)(b)	5.00%	09/01/2034	500	505,422
Etiwanda School District Community Facilities District No. 2018-1 (Day Creek Square Public Facilities);
Series 2020, RB	4.00%	09/01/2045	510	466,259
Series 2020, RB	4.00%	09/01/2050	705	626,852
Fairfield (City of), CA Community Facilities District No. 2007-1 (Fairfield Commons); Series 2008, RB	6.88%	09/01/2038	865	879,897
Fairfield (City of), CA Community Facilities District No. 2019-1 (One Lake); Series 2021 A, RB	4.00%	09/01/2051	5,290	4,633,355

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Folsom Ranch Financing Authority Community Facilities District no. 23 (Improvement Area No. 1); Series 2022, RB	5.00%	09/01/2042	$3,290	$ 3,409,365
Fontana (City of), CA (El Paseo Community Facilities District 87); Series 2021, RB	4.00%	09/01/2046	325	304,796
Fontana (City of), CA (The Meadows);
Series 2020, RB	4.00%	09/01/2045	530	496,131
Series 2020, RB	4.00%	09/01/2050	635	574,579
Foothill-Eastern Transportation Corridor Agency;
Series 2014 A, Ref. RB	6.85%	01/15/2042	1,000	1,214,925
Series 2015, Ref. RB (INS - AGM)(b)(e)	0.00%	01/15/2035	2,745	1,878,505
Series 2021 A, Ref. RB	4.00%	01/15/2046	15,965	15,533,276
Fremont Community Facilities District No. 1 (Pacific Commons); Series 2015, Ref. RB	5.00%	09/01/2035	815	832,563
Fresno (City of), CA; Series 2023 A, Ref. RB (INS - BAM)(b)(i)	5.00%	07/01/2053	3,320	3,474,675
Gilroy Unified School District (Election of 2008);
Series 2009 A, GO Bonds(c)(e)	0.00%	08/01/2029	615	532,425
Series 2009 A, GO Bonds (INS - AGC)(b)(e)	0.00%	08/01/2029	4,735	4,002,704
Series 2009 A, GO Bonds(c)(e)	0.00%	08/01/2031	2,235	1,833,507
Series 2009 A, GO Bonds (INS - AGC)(b)(e)	0.00%	08/01/2031	1,415	1,116,719
Glendora (City of), CA Public Finance Authority (No. 1); Series 2003 A, RB (INS - NATL)(b)	5.00%	09/01/2024	485	485,564
Golden State Tobacco Securitization Corp.; Series 2021 B-2, Ref. RB(e)	0.00%	06/01/2066	21,000	2,390,487
Golden Valley Unified School District Financing Authority;
Series 2021 A, RB	4.00%	09/01/2046	250	221,417
Series 2021 A, RB	4.00%	09/01/2051	500	425,756
Grossmont Healthcare District; Series 2015 D, Ref. GO Bonds	4.00%	07/15/2040	13,000	13,003,899
Hayward Unified School District (Election of 2018);
Series 2019 A, GO Bonds (INS - BAM)(b)	4.00%	08/01/2048	6,900	6,820,590
Series 2022, GO Bonds (INS - BAM)(b)	4.00%	08/01/2050	10,875	10,776,146
Hollister (City of), CA Redevelopment Agency Successor Agency (Hollister Community Development);
Series 2014, Ref. RB (INS - BAM)(b)	5.00%	10/01/2030	1,600	1,619,394
Series 2014, Ref. RB (INS - BAM)(b)	5.00%	10/01/2032	1,305	1,320,731
Hollister Joint Powers Financing Authority; Series 2016, Ref. RB (INS - AGM)(b)	5.00%	06/01/2036	1,270	1,326,582
Imperial (County of), CA (Community Facilities District No. 2004-2 - Improvement Area No. 1); Series 2007, RB	5.90%	09/01/2037	1,430	1,445,576
Imperial (County of), CA Community college District (Election of 2022); Series 2023 A, GO Bonds (INS - AGM)(b)	5.25%	08/01/2053	1,500	1,671,263
Independent Cities Finance Authority (Hacienda Valley Estates); Series 2014, Ref. RB	5.00%	11/15/2034	885	894,811
Independent Cities Finance Authority (Union City Tropics); Series 2019, Ref. RB	5.00%	05/15/2048	1,000	1,029,545
Inglewood Unified School District;
Series 2019 C, GO Bonds (INS - BAM)(b)	4.00%	08/01/2038	550	557,989
Series 2019 C, GO Bonds (INS - BAM)(b)	4.00%	08/01/2039	690	698,378
Series 2021 A, GO Bonds (INS - AGM)(b)	4.00%	08/01/2051	3,100	3,080,432
Inland Empire Tobacco Securitization Corp.;
Series 2007 C-1, RB(e)	0.00%	06/01/2036	8,000	3,602,718
Series 2007 C-2, RB(e)	0.00%	06/01/2047	14,000	2,992,599
Irvine (City of), CA Community Facilities District No. 2013-3 (Great Park Improvement Area No. 1);
Series 2014, RB	5.00%	09/01/2044	445	446,912
Series 2014, RB	5.00%	09/01/2049	445	446,563
Irvine (City of), CA Community Facilities District No. 2013-3 (Great Park Improvement Area No. 10); Series 2023, RB (INS - BAM)(b)	5.25%	09/01/2053	5,000	5,596,398
Irvine Facilities Financing Authority (Irvine Great Park Infrastructure); Series 2023 A, RB (INS - BAM)(b)	4.00%	09/01/2058	5,000	4,949,292
Irvine Ranch Water District; Series 2016, RB	5.25%	02/01/2046	4,305	4,487,866
Irvine Unified School District (Community Facilities District No. 01-1); Series 2015, Ref. RB (INS - BAM)(b)	5.00%	09/01/2038	3,500	3,564,393
Irvine Unified School District (Community Facilities District No. 09-1); Series 2019 A, RB (INS - BAM)(b)	4.00%	09/01/2044	3,000	3,030,022
Jurupa Community Services District; Series 2021 A, RB	4.00%	09/01/2045	710	645,406

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Lake Elsinore (City of), CA;
Series 2021, RB	4.00%	09/01/2041	$350	$ 334,024
Series 2021, RB	4.00%	09/01/2046	450	416,586
Series 2021, RB	4.00%	09/01/2051	700	630,854
Series 2024, RB	5.00%	09/01/2054	1,000	1,021,612
Lake Elsinore Unified School District Community Facilities District; Series 2021, RB	4.00%	09/01/2045	380	342,995
Lake Elsinore Unified School District Community Facilities District No. 2006-2 (Improvement Area No. C); Series 2020, RB	4.00%	09/01/2050	4,015	3,510,755
Lake Elsinore Unified School District Community Facilities District No. 2017-2; Series 2024, RB	5.00%	09/01/2054	850	863,163
Lake Elsniore (City of), CA Community Facilities District No. 2006-1;
Series 2019, RB	5.00%	09/01/2050	1,000	1,020,827
Series 2021, RB	4.00%	09/01/2046	290	265,401
Series 2021, RB	4.00%	09/01/2051	310	274,974
Lake Elsniore (City of), CA Community Facilities District No. 2006-1 (Improvement Area II);
Series 2020, RB	4.00%	09/01/2040	760	723,000
Series 2020, RB	4.00%	09/01/2045	835	763,273
Lammersville Joint Unified School District;
Series 2020, RB	4.00%	09/01/2039	250	250,669
Series 2020, RB	4.00%	09/01/2045	310	285,700
Series 2020, RB	4.00%	09/01/2049	730	653,371
Series 2022, RB	4.00%	09/01/2052	3,000	2,755,874
Lathrop (City of), CA (Community Facilities District No. 03-2); Series 2003, RB	7.00%	09/01/2033	2,690	2,697,186
Lennox School District; Series 2014, COP (INS - BAM)(b)	5.00%	10/01/2034	1,000	1,000,451
Lincoln (City of), CA Community Facilities District No. 2006-1 (Improvement Area No. 1); Series 2021, Ref. RB	4.00%	09/01/2043	320	309,217
Long Beach (City of), CA; Series 2017 A, RB(i)	5.00%	05/15/2040	16,080	16,776,516
Long Beach (City of), CA (Alamitos Bay Marina); Series 2015, RB	5.00%	05/15/2045	2,370	2,373,766
Long Beach (City of), CA (Green Bonds); Series 2017 B, RB(i)	5.00%	05/15/2043	8,210	8,540,042
Long Beach (City of), CA Bond Finance Authority;
Series 2007 A, RB	5.50%	11/15/2028	50	53,737
Series 2007 A, RB	5.50%	11/15/2032	2,665	3,001,403
Series 2007 A, RB	5.50%	11/15/2037	1,000	1,147,032
Los Alamitos Unified School District; Series 2013, GO Bonds(m)	6.01%	08/01/2040	1,660	1,727,994
Los Alamitos Unified School District (Capital); Series 2012, COP(m)	5.95%	08/01/2034	1,200	1,370,118
Los Angeles (City of), CA Community Facilities District No. 4 (Playa Vista - Phase 1); Series 2014, Ref. RB	5.00%	09/01/2031	590	595,175
Los Angeles (City of), CA Department of Airports;
Series 2015 A, RB(i)	5.00%	05/15/2034	45	45,675
Series 2018, RB(g)(i)	5.00%	05/15/2035	11,410	12,289,882
Series 2018, RB(g)(i)	5.00%	05/15/2036	10,640	11,410,506
Series 2019 A, Ref. RB(i)	5.00%	05/15/2049	16,710	17,273,157
Series 2021, Ref. RB(i)	5.00%	05/15/2035	3,500	3,861,961
Series 2022 A, RB(i)	5.00%	05/15/2045	12,875	13,696,604
Series 2022 A, RB(i)	4.00%	05/15/2049	6,400	6,088,298
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport);
Series 2015 A, RB(i)	5.00%	05/15/2045	5,000	5,028,170
Series 2018 A, RB(i)	5.25%	05/15/2048	5,000	5,191,080
Series 2018, Ref. RB(i)	5.00%	05/15/2048	4,395	4,550,179
Series 2019, RB(i)	5.00%	05/15/2049	24,745	25,432,067
Series 2020 C, RB(i)	5.00%	05/15/2045	8,000	8,432,319
Series 2022, RB(i)	4.00%	05/15/2047	10,000	9,647,454
Los Angeles (City of), CA Department of Water & Power;
Series 2017 C, RB	5.00%	07/01/2042	5,525	5,826,879
Series 2017, RB(g)	5.00%	07/01/2047	21,000	21,827,862
Series 2020 B, Ref. RB	5.00%	07/01/2050	8,000	8,709,850
Series 2021 C, RB(g)	5.00%	07/01/2051	31,555	34,696,584
Series 2022 B, Ref. RB	5.00%	07/01/2052	6,500	7,194,782
Los Angeles (County of), CA Community Facilities District No. 2021-01 (Valencia Facilities); Series 2022, RB	5.00%	09/01/2052	2,000	2,005,457

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Los Angeles (County of), CA Metropolitan Transportation Authority (Prop C); Series 2021 A, RB	5.00%	07/01/2042	$6,055	$ 6,857,260
Los Angeles (Port of), CA; Series 2014 A, Ref. RB(i)	5.00%	08/01/2036	1,000	1,003,089
Los Angeles County Schools Regionalized Business Services Corp. (Los Angeles County Schools Pooled Financing Program); Series 1999 A, COP (INS - AMBAC)(b)(e)	0.00%	08/01/2024	1,265	1,244,076
Lynwood (City of), CA Public Financing Authority (Measure M); Series 2019 A, RB (INS - AGM)(b)	5.25%	06/01/2048	3,185	3,386,839
Madera (County of), CA (Valley Children’s Hospital); Series 1995, COP (INS - NATL)(b)	5.75%	03/15/2028	85	87,646
Madera (County of), CA Community Facilities District No. 2017-1 (Tesoro Viejo);
Series 2020, RB	4.00%	09/01/2045	2,060	1,838,838
Series 2020, RB	4.00%	09/01/2051	3,560	3,035,286
Marina (City of), CA Redevelopment Agency Successor Agency;
Series 2018 B, RB	5.00%	09/01/2038	250	261,022
Series 2020 A, RB	4.00%	09/01/2040	700	677,077
Series 2020 B, RB	4.00%	09/01/2040	700	657,988
McFarland Unified School District (Election of 2012); Series 2014 A, GO Bonds(c)(d)	5.50%	11/01/2024	1,750	1,778,653
Menifee (City of), CA (Meadow Run); Series 2022, RB	4.00%	09/01/2051	570	511,247
Menifee Union School District;
Series 2020 C, GO Bonds (INS - AGM)(b)	3.00%	08/01/2040	1,500	1,327,655
Series 2020 C, GO Bonds (INS - AGM)(b)	3.00%	08/01/2045	2,200	1,806,504
Series 2021, RB	4.00%	09/01/2044	560	522,291
Series 2021, RB	4.00%	09/01/2051	675	599,682
Menifee Union School District (Community Facilities District No. 2006-2); Series 2020, Ref. RB	4.00%	09/01/2045	705	647,141
Menifee Union School District (Community Facilities District No. 2011-1 - Improvement Area No. 3);
Series 2018, RB	5.00%	09/01/2048	1,500	1,543,416
Series 2021, RB	4.00%	09/01/2051	1,825	1,603,513
Menifee Union School District (Community Facilities District No. 2011-1 - Improvement Area No. 5); Series 2021, RB	4.00%	09/01/2045	975	894,983
Menifee Union School District (Election of 2008); Series 2009 C, GO Bonds (INS - AGC)(b)(e)	0.00%	08/01/2035	940	637,073
Menifee Union School District Public Financing Authority; Series 2017 A, RB (INS - NATL)(b)	5.00%	09/01/2033	1,000	1,051,223
Merced City School District (Election of 2014);
Series 2018, GO Bonds	5.00%	08/01/2048	3,020	3,193,494
Series 2022, GO Bonds (INS - AGM)(b)	4.00%	08/01/2046	3,500	3,552,237
Moorpark Unified School District (Election of 2008); Series 2009 A, GO Bonds (INS - AGC)(b)(e)	0.00%	08/01/2031	840	650,488
Moreno Valley Unified School District (Community Facilities District No. 2004-4); Series 2015, RB	5.00%	09/01/2045	2,050	2,069,758
Moreno Valley Unified School District (Community Facilities District No. 2015-2);
Series 2019, RB	5.00%	09/01/2044	435	447,552
Series 2019, RB	5.00%	09/01/2048	485	495,856
Mountain House Public Financing Authority (Green Bonds);
Series 2020 A, RB (INS - BAM)(b)	4.00%	12/01/2050	4,985	4,981,671
Series 2020 A, RB (INS - BAM)(b)	4.00%	12/01/2055	12,045	11,884,646
Series 2023, RB (INS - BAM)(b)	4.13%	12/01/2048	2,125	2,146,631
Mountain View Shoreline Regional Park Community; Series 2018 A, RB (INS - AGM)(b)	5.00%	08/01/2048	2,000	2,104,890
Mt. San Antonio Community College District (Election of 2018); Series 2019 A, GO Bonds	5.00%	08/01/2044	8,000	8,717,399
Murrieta (City of), CA (Community Facilities District No. 2005-5); Series 2017, RB	5.00%	09/01/2042	655	675,467
Norco (City of), CA Community Redevelopment Agency Successor Agency (Project Area No. 1); Series 2014, Ref. RB (INS - BAM)(b)	5.00%	03/01/2030	1,500	1,502,771
North Orange (County of), CA Community College District; Series 2022 C, GO Bonds(g)(n)	4.00%	08/01/2047	22,000	22,322,410
Northern California Tobacco Securitization Authority;
Series 2021 A, Ref. RB	4.00%	06/01/2049	1,615	1,533,575
Series 2021 B-1, Ref. RB	4.00%	06/01/2049	1,195	1,231,062
Oak Grove School District (Election of 2008);
Series 2018 E, Ref. GO Bonds(m)	5.00%	08/01/2038	8,680	5,333,479
Series 2018 E, Ref. GO Bonds(m)	5.00%	08/01/2042	5,755	3,424,575
Oakland Unified School District (Election of 2020); Series 2021 A, GO Bonds (INS - BAM)(b)	4.00%	08/01/2046	9,000	9,068,325
Ontario (City of), CA;
Series 2021, RB	4.00%	09/01/2051	500	449,892
Series 2023, RB	5.50%	09/01/2048	1,250	1,320,503
Series 2023, RB	5.75%	09/01/2054	2,250	2,401,716
Ontario (City of), CA Community Facilities District No. 25 (Park Place Facilities Phase II); Series 2019, RB	5.00%	09/01/2049	1,000	1,021,809

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Ontario (City of), CA Community Facilities District No. 40 (Emerald Park Facilities); Series 2020, RB	4.00%	09/01/2050	$780	$ 683,095
Ontario (City of), CA Community Facilities District No. 43 (Park Place Facilities Phase IV); Series 2020, RB	4.00%	09/01/2050	1,000	874,410
Ontario (City of), CA Community Facilities District No. 45; Series 2020, RB	4.00%	09/01/2043	280	271,649
Orange (County of), CA Community Facilities District (Village of Esencia); Series 2020, RB	4.00%	08/15/2045	845	778,974
Orange (County of), CA Community Facilities District No. 2015-1 (Esencia Village);
Series 2015 A, RB	5.00%	08/15/2035	125	127,443
Series 2015 A, RB	5.25%	08/15/2045	1,810	1,833,183
Orange (County of), CA Community Facilities District No. 2016-1 (Village of Esencia); Series 2016 A, RB	5.00%	08/15/2031	1,350	1,404,115
Orange (County of), CA Community Facilities District No. 2021-1 (Ladera Ranch); Series 2022 A, RB	5.00%	08/15/2052	2,000	2,038,564
Oxnard (City of), CA Financing Authority;
Series 2014, Ref. RB (INS - AGM)(b)	5.00%	06/01/2032	1,250	1,254,087
Series 2014, Ref. RB (INS - AGM)(b)	5.00%	06/01/2033	1,500	1,504,867
Series 2014, Ref. RB (INS - AGM)(b)	5.00%	06/01/2034	850	852,696
Palm Desert (City of), CA;
Series 2021 A, Ref. RB	4.00%	09/01/2026	300	300,497
Series 2021 A, Ref. RB	4.00%	09/01/2027	315	316,772
Series 2021 A, Ref. RB	4.00%	09/01/2030	250	252,232
Series 2021 A, Ref. RB	4.00%	09/01/2033	275	276,589
Series 2021 A, Ref. RB	4.00%	09/01/2036	300	297,902
Palm Desert (City of), CA Financing Authority (Project Area No. 2); Series 2003, RB (INS - NATL)(b)	5.00%	08/01/2033	40	40,425
Palm Springs (City of), CA Community Redevelopment Agency Successor Agency; Series 2014, Ref. RB (INS - AGM)(b)	5.00%	09/01/2032	445	450,629
Palomar Community College District (Election of 2006); Series 2010, GO Bonds(m)	6.38%	08/01/2045	3,330	3,108,691
Palomar Health;
Series 2017, COP	4.00%	11/01/2047	3,185	2,749,862
Series 2017, Ref. RB	5.00%	11/01/2042	4,835	4,855,271
Paradise Unified School District;
Series 2023 C, GO Bonds	5.00%	08/01/2047	2,310	2,467,634
Series 2023 C, GO Bonds	5.00%	08/01/2052	3,605	3,815,094
Perris (City of), CA Joint Powers Authority (Green Valley West Elementary);
Series 2021, RB	4.00%	09/01/2044	1,060	976,606
Series 2021, RB	4.00%	09/01/2051	1,225	1,071,252
Perris Elementary School District (Election of 2014);
Series 2014 A, GO Bonds (INS - BAM)(b)	6.00%	08/01/2029	235	237,477
Series 2014 A, GO Bonds (INS - BAM)(b)	6.00%	08/01/2030	290	293,010
Perris Union High School District (School Financing); Series 2019, Ref. COP (INS - BAM)(b)	5.00%	10/01/2048	3,000	3,204,958
Piedmont Unified School District; Series 2019, GO Bonds	3.00%	08/01/2045	4,375	3,714,818
Pittsburg Public Financing Authority; Series 2022 A, RB (INS - AGM)(b)	5.00%	08/01/2052	13,580	14,824,147
Pittsburg Unified School District Financing Authority (Pittsburg Unified School District Bond Program); Series 2019, RB (INS - AGM)(b)	5.00%	09/01/2047	7,000	7,402,373
Pixley Union School District (Election of 2014); Series 2014 A, GO Bonds(c)(d)	5.25%	08/01/2024	1,000	1,008,715
Poway Unified School District (Del Sur East II); Series 2020, RB (INS - AGM)(b)	4.00%	09/01/2050	4,255	4,255,754
Poway Unified School District Public Financing Authority; Series 2015 B, Ref. RB (INS - BAM)(b)	5.00%	09/01/2035	1,940	2,002,228
Rancho Cordova (City of), CA; Series 2023, RB	5.38%	09/01/2053	1,300	1,344,742
Rancho Cordova (City of), CA (Community Facilities District No. 2014-1);
Series 2021, RB	4.00%	09/01/2041	390	367,639
Series 2021, RB	4.00%	09/01/2046	585	525,528
Series 2021, RB	4.00%	09/01/2050	500	436,530
Rancho Cordova (City of), CA (Community Facilities District No. 2018-1);
Series 2021, RB	4.00%	09/01/2046	225	205,326
Series 2021, RB	4.00%	09/01/2050	200	177,613
Rancho Mirage Community Facilities District (Del Webb);
Series 2021, RB	4.00%	09/01/2046	380	343,811
Series 2021, RB	4.00%	09/01/2051	325	284,210

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Ravenswood School District;
Series 2018, GO Bonds	5.00%	08/01/2031	$500	$ 528,987
Series 2018, GO Bonds	5.00%	08/01/2033	500	529,003
Series 2018, GO Bonds	5.00%	08/01/2035	750	793,080
Regents of the University of California Medical Center;
Series 2022 P, RB(g)	5.00%	05/15/2047	30,280	33,629,422
Series 2022 P, RB	4.00%	05/15/2053	15,180	15,000,777
Series 2022 P, RB(g)(n)	4.00%	05/15/2053	15,000	14,822,903
Rialto Unified School District;
Series 2019 A, GO Bonds (INS - BAM)(b)(e)	0.00%	08/01/2042	8,125	3,534,668
Series 2019 A, GO Bonds (INS - BAM)(b)(e)	0.00%	08/01/2043	4,500	1,858,133
Rio Hondo Community College District (Election of 2004); Series 2010 C, GO Bonds(m)	6.63%	08/01/2042	10,530	13,375,280
River Islands Public Financing Authority;
Series 2022 A-1, Ref. RB (INS - AGM)(b)	5.25%	09/01/2052	3,600	3,928,774
Series 2022, RB (INS - AGM)(b)	5.25%	09/01/2052	2,000	2,182,652
Riverside (City of), CA (Community Facilities District No. 92-1); Series 2005 A, RB	5.30%	09/01/2034	1,050	1,059,726
Riverside (County of), CA Community Facilities District No. 07-2 (Clinton Keith);
Series 2015, RB	5.00%	09/01/2044	1,000	1,009,332
Series 2017, RB	5.00%	09/01/2045	535	546,576
Riverside (County of), CA Public Financing Authority (Desert Communities and Interstate 215 Corridor);
Series 2017 A, Ref. RB (INS - BAM)(b)	5.00%	10/01/2034	1,000	1,079,203
Series 2017 A, Ref. RB (INS - BAM)(b)	4.00%	10/01/2040	500	503,565
Riverside (County of), CA Redevelopment Successor Agency (Jurupa Valley Redevelopment);
Series 2011, RB(c)(d)	7.75%	10/01/2024	1,000	1,026,071
Series 2011, RB(c)(d)	8.00%	10/01/2024	1,000	1,027,192
Riverside (County of), CA Transportation Commission; Series 2021 B-1, Ref. RB	4.00%	06/01/2046	16,545	16,186,511
Riverside Unified School District (Community Facilities District No. 32);
Series 2020, RB	4.00%	09/01/2045	290	266,944
Series 2020, RB	4.00%	09/01/2050	610	541,721
Riverside Unified School District (Community Facilities District No. 33);
Series 2021, RB	4.00%	09/01/2041	275	259,871
Series 2021, RB	4.00%	09/01/2050	600	531,187
Riverside Unified School District (Election of 2016);
Series 2019 B, GO Bonds	3.00%	08/01/2038	1,740	1,597,792
Series 2019 B, GO Bonds	3.00%	08/01/2039	4,250	3,833,037
Series 2019 B, GO Bonds	3.00%	08/01/2040	2,770	2,455,539
Riverside Unified School District (Improvement Area No. 1); Series 2024, RB	5.00%	09/01/2054	1,270	1,288,705
Riverside Unified School District (Improvement Area No. 2); Series 2024, RB	5.00%	09/01/2054	770	781,341
Romoland School District (Underwood);
Series 2023, RB	5.00%	09/01/2046	370	383,589
Series 2023, RB	5.00%	09/01/2054	1,090	1,114,395
Romoland School District Community Facilities No. 2004-1; Series 2015, Ref. RB	5.00%	09/01/2038	1,000	1,014,608
Root Creek Water District Community Facilities District No. 2016-1 Improvement Area No. 1; Series 2021, RB	4.00%	09/01/2050	570	522,280
Root Creek Water District Community Facilities District No. 2016-1 Improvement Area No. 2; Series 2021, RB	4.00%	09/01/2050	930	852,141
Roseville (City of), CA; Series 2023, RB	6.00%	09/01/2053	1,500	1,591,870
Roseville (City of), CA (Villages at Sierra Vista Community Facilities District No. 1 - Public Facilities);
Series 2020, RB	4.00%	09/01/2039	375	354,935
Series 2020, RB	4.00%	09/01/2045	350	310,322
Series 2020, RB	4.00%	09/01/2050	475	410,886
Roseville (City of), CA (Westpark-Federico Community Facilities District);
Series 2022, RB	5.00%	09/01/2043	1,830	1,891,878
Series 2022, RB	5.00%	09/01/2052	2,760	2,796,162
Sacramento (City of), CA (Convention Center Complex); Series 2018 A, RB	5.00%	06/01/2048	2,000	2,084,867
Sacramento (City of), CA (North Natomas Community Facilities District No. 4);
Series 2015, Ref. RB	5.00%	09/01/2032	1,290	1,319,001
Series 2015, Ref. RB	5.00%	09/01/2033	1,200	1,227,162

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Sacramento (City of), CA Municipal Utility District (Green Bonds); Series 2020 H, RB	4.00%	08/15/2045	$5,000	$ 5,050,623
Sacramento (County of), CA; Series 2018 C, Ref. RB(i)	5.00%	07/01/2039	2,835	2,962,134
Sacramento (County of), CA (Community Facilities District No. 2014-2); Series 2021, RB	4.00%	09/01/2046	650	579,782
San Bernardino (City of), CA;
Series 2022, RB	5.13%	09/01/2047	555	569,016
Series 2022, RB	5.25%	09/01/2052	680	695,412
San Bernardino (City of), CA Joint Powers Financing Authority; Series 1999, Ref. COP (INS - NATL)(b)	5.50%	09/01/2024	5	5,009
San Bernardino Mountains Community Hospital District;
Series 2007 A, COP	5.00%	02/01/2027	500	500,123
Series 2007 A, COP	5.00%	02/01/2037	3,235	3,235,866
San Diego (County of), CA Redevelopment Agency (Gillespie Field); Series 2005 A, Ref. RB(i)	5.75%	12/01/2032	3,365	3,370,829
San Diego (County of), CA Regional Airport Authority;
Series 2017 B, RB(i)	5.00%	07/01/2037	1,000	1,036,970
Series 2019 B, Ref. RB(i)	5.00%	07/01/2049	4,325	4,449,068
Series 2021 A, RB	4.00%	07/01/2056	5,130	4,953,724
Series 2021 A, RB	5.00%	07/01/2056	3,880	4,181,530
Series 2021 B, RB(i)	4.00%	07/01/2046	15,040	14,543,181
Series 2021 B, RB(i)	4.00%	07/01/2051	4,000	3,747,169
Series 2021 B, RB(i)	5.00%	07/01/2051	1,500	1,556,743
Series 2021 B, RB(i)	5.00%	07/01/2056	22,240	22,989,281
Series 2023 B, RB(i)	5.00%	07/01/2053	5,000	5,232,944
San Diego Unified School District; Series 2022, GO Bonds(g)	4.25%	07/01/2052	17,500	17,808,193
San Diego Unified School District (Election of 2012) (Green Bonds); Series 2021 N-2, GO Bonds	4.00%	07/01/2046	11,300	11,402,155
San Diego Unified School District (Election of 2022); Series 2023, GO Bonds	4.00%	07/01/2053	22,500	22,415,308
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport);
Second Series 2018 D, RB(i)	5.00%	05/01/2048	11,290	11,585,354
Second Series 2022 B, Ref. RB	4.00%	05/01/2052	10,225	10,138,863
Series 2017 A, RB(i)	5.00%	05/01/2042	1,930	1,984,232
Series 2017 A, RB(i)	5.00%	05/01/2047	2,000	2,039,642
Series 2018 D, RB(i)	5.25%	05/01/2048	6,200	6,425,398
Series 2019 A, RB(i)	5.00%	05/01/2049	49,310	50,914,873
Series 2019 E, RB(i)	4.00%	05/01/2050	5,000	4,671,036
Series 2019 E, RB(i)	5.00%	05/01/2050	3,080	3,176,203
San Francisco (City & County of), CA Community Facilities District No. 2016-1;
Series 2020, RB	4.00%	09/01/2042	550	510,396
Series 2020, RB	4.00%	09/01/2050	1,025	890,755
Series 2023, RB(h)	5.25%	09/01/2048	960	943,805
Series 2023, RB(h)	5.50%	09/01/2053	2,050	2,050,723
San Francisco (City & County of), CA Community Facilities District No. 2016-1 (Treasure Island); Series 2022, RB(h)	4.00%	09/01/2052	2,000	1,700,584
San Francisco (City & County of), CA Infrastructure & Revitalization Financing District No. 1;
Series 2022 A, RB(h)	5.00%	09/01/2037	385	399,751
Series 2022 A, RB(h)	5.00%	09/01/2052	2,000	1,935,067
Series 2022 B, RB(h)	5.00%	09/01/2052	1,000	953,297
San Francisco (City & County of), CA Infrastructure & Revitalization Fing Dist 1 Facilities; Series 2023 B, RB(h)	5.50%	09/01/2053	1,595	1,589,196
San Francisco (City & County of), CA Public Utilities Commission (Green Bonds);
Series 2021 A, RB	4.00%	10/01/2048	10,000	10,081,425
Series 2021 A, RB	4.00%	10/01/2051	5,000	4,990,275
San Francisco (City & County of), CA Redevelopment Agency Successor Agency (Transbay Infrastructure);
Series 2023, RB (INS - AGM)(b)	5.00%	08/01/2048	2,250	2,471,371
Series 2023, RB (INS - AGM)(b)	5.25%	08/01/2053	2,375	2,634,605
San Francisco (City & County of), CA Special Tax District No. 2020-1;
Series 2023, RB(h)	5.75%	09/01/2050	850	881,652
Series 2023, RB(h)	5.75%	09/01/2053	1,800	1,857,752
San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency (Hunters Point Shipyard Phase One Improvements); Series 2014, Ref. RB	5.00%	08/01/2044	2,665	2,672,849

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency (Mission Bay South Redevelopment); Series 2014 A, RB	5.00%	08/01/2043	$2,810	$ 2,817,522
San Gorgonio Memorial Health Care District; Series 2014, Ref. GO Bonds	5.00%	08/01/2032	500	499,954
San Jacinto Unified School District (Community Facilities District No. 2020-1); Series 2022, RB	4.00%	09/01/2052	760	647,247
San Jacinto Unified School District Financing Authority; Series 2017, Ref. RB	5.00%	09/01/2043	250	256,219
San Joaquin Hills Transportation Corridor Agency;
Series 2014 B, Ref. RB	5.25%	01/15/2044	2,000	2,023,524
Series 2021 A, Ref. RB	4.00%	01/15/2044	1,705	1,717,907
San Jose (City of), CA; Series 2017 A, Ref. RB(i)	5.00%	03/01/2047	17,260	17,537,637
San Jose (City of), CA (El Parador Apartments); Series 2000 A, RB(i)	6.20%	01/01/2041	3,150	3,149,818
San Jose (City of), CA (Fallen Leaves Apartments); Series 2002 J-1, RB (INS - AMBAC)(b)(i)	5.10%	12/01/2032	3,695	3,695,061
San Jose (City of), CA (Orvieto Family Apartments); Series 2010 B-1, RB	4.75%	08/01/2029	4,940	4,946,647
San Jose Evergreen Community College District (Election of 2004); Series 2008 B, GO Bonds (INS -AGM)(b)(e)	0.00%	09/01/2031	3,110	2,450,615
San Luis Obispo (County of), CA Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS - AGM)(b)	5.00%	08/01/2030	1,500	1,501,953
San Marcos Unified School District (Community Facilities District No. 7); Series 2019, RB	5.00%	09/01/2048	750	767,401
San Mateo Foster City School District;
Series 2010, GO Bonds(m)	6.63%	08/01/2042	1,010	1,073,161
Series 2023 B, GO Bonds	4.00%	08/01/2051	10,000	10,086,463
San Ysidro School District; Series 2015, Ref. GO Bonds (INS - AGM)(b)(e)	0.00%	08/01/2048	5,935	1,622,278
Santa Barbara (County of), CA;
Series 2018 B, COP(i)	5.00%	12/01/2037	12,695	13,427,665
Series 2018 B, COP(i)	5.00%	12/01/2038	5,000	5,268,448
Santa Clara (County of), CA Housing Authority;
Series 2001 A, RB(i)	5.85%	08/01/2031	805	806,684
Series 2001 A, RB(i)	6.00%	08/01/2041	2,070	2,111,905
Series 2010 A-1, RB (CEP - FHLMC)	4.75%	11/01/2027	4,010	4,011,468
Santa Clarita Community College District; Series 2019, GO Bonds	3.00%	08/01/2044	1,410	1,189,185
Santa Monica (City of), CA Redevelopment Agency;
Series 2011, RB	5.88%	07/01/2036	1,750	1,754,164
Series 2011, RB	5.88%	07/01/2042	2,600	2,605,065
Santa Rosa Elementary School District (Election of 2022); Series 2023 A, GO Bonds	4.00%	08/01/2053	6,010	6,059,701
Sebastopol Union School District; Series 2020 A, GO Bonds	4.00%	08/01/2041	500	504,345
Signal Hill (City of), CA Redevelopment Agency Successor Agency (Signal Hill Redevelopment Project No. 1); Series 2011, RB	7.00%	10/01/2026	1,025	1,027,727
Silicon Valley Tobacco Securitization Authority (Santa Clara);
Series 2007 A, RB(e)	0.00%	06/01/2036	22,420	11,484,407
Series 2007 A, RB(e)	0.00%	06/01/2041	10,000	3,807,359
Series 2007 B, RB(e)	0.00%	06/01/2047	12,650	3,311,977
Series 2007 C, RB(e)	0.00%	06/01/2056	65,815	7,049,622
Simi Valley Unified School District (Election of 2004);
Series 2007 C, GO Bonds (INS - AGM)(b)(e)	0.00%	08/01/2028	3,480	3,038,585
Series 2007 C, GO Bonds (INS - AGM)(b)(e)	0.00%	08/01/2030	2,765	2,263,491
South El Monte (City of), CA Improvement District Successor Agency; Series 2015 A, Ref. RB (INS - AGM)(b)	5.00%	08/01/2035	4,150	4,275,032
South Orange (County of), CA Public Financing Authority (County of Orange Sheriff-Coroner); Series 2022, RB	5.00%	06/01/2052	10,000	10,992,861
South San Francisco (City of), CA (Community Facilities District No. 2021-01); Series 2022, RB	5.00%	09/01/2052	2,500	2,566,066
Southern California Public Power Authority (No.1);
Series 2007 A, RB	5.25%	11/01/2026	250	259,015
Series 2007 A, RB	5.25%	11/01/2027	2,255	2,365,397
Series 2007 A, RB	5.00%	11/01/2028	205	215,040
Series 2007 A, RB	5.00%	11/01/2029	165	174,062
Series 2007 A, RB	5.00%	11/01/2033	2,085	2,250,222
Series 2014 A, RB	5.00%	07/01/2035	13,000	13,043,775

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.);
Series 2006, RB(e)	0.00%	06/01/2046	$3,000	$ 602,245
Series 2019, Ref. RB	5.00%	06/01/2039	750	805,194
Series 2019, Ref. RB	5.00%	06/01/2048	1,995	2,040,789
Series 2019, Ref. RB(e)	0.00%	06/01/2054	20,000	3,884,978
Stockton (City of), CA Community Facilities District (Westlake Villages II); Series 2022, RB	5.13%	09/01/2052	1,800	1,806,733
Stockton (City of), CA Redevelopment Agency Successor Agency; Series 2016 A, Ref. RB (INS - AGM)(b)	5.00%	09/01/2034	1,000	1,046,119
Sulphur Springs Union School District; Series 2020, RB	4.00%	09/01/2050	1,225	1,074,469
Susanville (City of), CA (Natural Gas Enterprise Ref.); Series 2019, Ref. RB (INS - AGM)(b)	4.00%	06/01/2045	1,000	1,001,173
Tahoe-Truckee Unified School District;
Series 2016 B, GO Bonds	5.00%	08/01/2039	3,000	3,127,447
Series 2016 B, GO Bonds	5.00%	08/01/2041	950	987,309
Tejon Ranch Public Facilities Finance Authority (Community Facilities District No. 2008-1 - Tejon Industrial Complex Public Improvements); Series 2020, RB	4.00%	09/01/2050	4,750	4,224,880
Temecula Public Financing Authority; Series 2024, RB	5.00%	09/01/2054	900	915,958
Three Rivers Levee Improvement Authority (Community Facilities District No. 2006-1);
Series 2021, Ref. RB	4.00%	09/01/2036	1,075	1,060,231
Series 2021, Ref. RB	4.00%	09/01/2041	2,840	2,683,763
Series 2021, Ref. RB	4.00%	09/01/2046	2,700	2,387,912
Torrance Unified School District (Election of 2008-Measure Z); Series 2009, GO Bonds(e)	0.00%	08/01/2034	3,600	2,149,162
Tracy (City of), CA Community Facilities District;
Series 2022, RB	5.00%	09/01/2042	1,905	1,983,676
Series 2022, RB	5.00%	09/01/2052	2,400	2,439,812
Transbay Joint Powers Authority (Green Bonds);
Series 2020 A, RB	5.00%	10/01/2045	1,500	1,542,997
Series 2020 A, RB	5.00%	10/01/2049	2,800	2,857,378
Series 2020 B, RB	5.00%	10/01/2035	250	265,691
Series 2020 B, RB	5.00%	10/01/2038	300	311,629
Tustin Unified School District (Community Facilities District No. 97-1); Series 2015 A, Ref. RB (INS -BAM)(b)	5.00%	09/01/2038	2,000	2,047,579
University of California;
Series 2017, RB(g)	5.00%	05/15/2047	15,000	15,823,065
Series 2017, RB(g)(n)	5.00%	05/15/2048	16,000	17,067,136
Series 2018 AZ, Ref. RB	5.00%	05/15/2048	4,000	4,266,786
Series 2020 BE, Ref. RB	4.00%	05/15/2050	12,000	11,938,709
Series 2021 Q, Ref. RB (INS - BAM)(b)	4.00%	05/15/2051	5,040	4,995,366
Upland (City of), CA Community Facilities District No. 2003-2 (Improvement Area No. 2);
Series 2015, Ref. RB	5.00%	09/01/2029	1,030	1,038,406
Series 2015, Ref. RB	5.00%	09/01/2030	1,080	1,088,490
Upland (City of), CA Community Facilities District No. 2015-1 (Improvement Area No. 1); Series 2019 A, RB	4.00%	09/01/2049	750	676,734
Upland (City of), CA Community Facilities District No. 2016-1 (Improvement Area No. 2);
Series 2021 A, RB	4.00%	09/01/2040	260	247,342
Series 2021 A, RB	4.00%	09/01/2045	165	149,408
Series 2021 A, RB	4.00%	09/01/2051	260	225,521
Val Verde Unified School District Community Facilities Disctrict No. 2018-2 (Stratford Ranch Improvement Area No. 2); Series 2023, RB	5.00%	09/01/2054	955	969,195
Valley (City of), CA Sanitary District; Series 2005, RB	5.20%	09/02/2030	1,320	1,332,109
Victorville (City of), CA (Community Facilities District No. 07-01); Series 2012 A, RB	5.35%	09/01/2042	485	487,820
Washington Township Health Care District;
Series 2023 A, RB	5.00%	07/01/2043	250	253,780
Series 2023 A, RB	5.75%	07/01/2048	500	554,992
Series 2023 A, RB	5.75%	07/01/2053	1,000	1,081,991
Washington Township Health Care District (Election of 2020);
Series 2023 B, GO Bonds	5.25%	08/01/2048	1,625	1,826,433
Series 2023 B, GO Bonds	5.50%	08/01/2053	2,500	2,828,521

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
West Contra Costa Unified School District;
Series 2005, GO Bonds (INS - NATL)(b)(e)	0.00%	08/01/2025	$2,500	$ 2,384,361
Series 2020 E, GO Bonds (INS - AGM)(b)	3.00%	08/01/2045	6,465	5,548,443
West Covina (City of), CA Public Financing Authority; Series 2018 A, Ref. RB	5.00%	05/01/2031	445	478,960
West Patterson Financing Authority (Community Facilities District No. 2005-1);
Series 2021, RB	4.00%	09/01/2043	600	559,300
Series 2021, RB	4.00%	09/01/2046	745	678,238
Series 2021, RB	4.00%	09/01/2049	1,775	1,585,965
West Patterson Financing Authority (Community Facilities District No. 2015-1);
Series 2015, RB	5.25%	09/01/2035	610	626,059
Series 2015, RB	5.25%	09/01/2045	1,550	1,572,716
Whittier (City of), CA (Presbyterian Intercommunity Hospital, Inc.); Series 2014, RB	5.00%	06/01/2044	1,500	1,503,016
Yosemite Community College District (Election of 2004); Series 2008 C, GO Bonds (INS - AGM)(b)(e)	0.00%	08/01/2024	4,685	4,622,170
				2,211,043,701

Guam–0.46%
Guam (Territory of); Series 2021 F, Ref. RB	4.00%	01/01/2042	1,120	1,079,556
Guam (Territory of) Department of Education (John F. Kennedy); Series 2020, Ref. COP	5.00%	02/01/2040	2,750	2,769,613
Guam (Territory of) Port Authority; Series 2018 A, RB	5.00%	07/01/2048	1,825	1,858,618
Guam (Territory of) Waterworks Authority;
Series 2014 A, Ref. RB	5.00%	07/01/2035	765	768,513
Series 2020 A, RB	5.00%	01/01/2050	3,460	3,570,083
				10,046,383

Northern Mariana Islands–0.08%
Northern Mariana Islands (Commonwealth of) Ports Authority;
Series 1998 A, RB(i)	6.25%	03/15/2028	555	536,875
Series 2005 A, RB(i)	5.50%	03/15/2031	1,270	1,178,230
				1,715,105

Puerto Rico–3.85%
Children’s Trust Fund;
Series 2002, RB	5.50%	05/15/2039	9,080	9,105,667
Series 2002, RB	5.63%	05/15/2043	8,735	8,836,840
PRIFA Custodial Trust; Series 2005, RB	0.00%	03/15/2049	83	25,521
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(e)	0.00%	07/01/2024	136	133,662
Series 2021 A, GO Bonds(e)	0.00%	07/01/2033	12,619	8,133,567
Series 2021 A-1, GO Bonds	5.38%	07/01/2025	925	939,423
Series 2021 A-1, GO Bonds	5.63%	07/01/2027	917	968,624
Series 2021 A-1, GO Bonds	5.63%	07/01/2029	902	978,368
Series 2021 A-1, GO Bonds	5.75%	07/01/2031	876	978,462
Series 2021 A-1, GO Bonds	4.00%	07/01/2033	1,731	1,700,284
Series 2021 A-1, GO Bonds	4.00%	07/01/2035	747	724,845
Series 2021 A-1, GO Bonds	4.00%	07/01/2037	641	612,125
Series 2021 A-1, GO Bonds	4.00%	07/01/2041	871	809,386
Series 2021 A-1, GO Bonds	4.00%	07/01/2046	0	4
Subseries 2022, RN	0.00%	11/01/2043	3,974	2,329,923
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2008 A, RB	6.13%	07/01/2024	566	569,633
Series 2022 A, Ref. RB(h)	5.00%	07/01/2037	1,500	1,550,420
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2012 A, RB(j)	5.00%	07/01/2042	4,000	1,060,000
Series 2012 A, RB(j)	5.05%	07/01/2042	1,000	265,000
Series 2013 A, RB(j)	6.75%	07/01/2036	7,350	1,947,750
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB (Acquired 05/26/2000; Cost $5,438,259)(i)(j)(k)	6.63%	06/01/2026	5,450	3,815,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Puerto Rico–(continued)
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(e)	0.00%	07/01/2024	$83	$82,090

Series 2018 A-1, RB(e)	0.00%	07/01/2027	1,524	1,351,304

Series 2018 A-1, RB(e)	0.00%	07/01/2031	1,616	1,229,485

Series 2018 A-1, RB(e)	0.00%	07/01/2033	11,974	8,375,471

Series 2018 A-1, RB	4.50%	07/01/2034	419	421,710

Series 2018 A-1, RB	4.55%	07/01/2040	342	344,651

Series 2018 A-1, RB(e)	0.00%	07/01/2046	8,788	2,861,078

Series 2018 A-1, RB(e)	0.00%	07/01/2051	13,879	3,352,951

Series 2018 A-1, RB	4.75%	07/01/2053	2,510	2,511,435

Series 2018 A-1, RB	5.00%	07/01/2058	11,595	11,681,939

Series 2019 A-2, RB	4.33%	07/01/2040	2,154	2,144,152

Series 2019 A-2, RB	4.54%	07/01/2053	65	62,967

Series 2019 A-2, RB	4.78%	07/01/2058	865	862,839

Series 2019 A-2B, RB	4.55%	07/01/2040	926	933,179

University of Puerto Rico; Series 2006 P, Ref. RB	5.00%	06/01/2030	2,190	2,124,723

				83,824,478

Virgin Islands–0.19%
Virgin Islands (Government of) Port Authority;
Series 2014 A, Ref. RB(i)	5.00%	09/01/2029	1,645	1,591,192

Series 2014 A, Ref. RB(i)	5.00%	09/01/2033	1,500	1,402,733

Virgin Islands (Government of) Public Finance Authority (Garvee); Series 2015, RB(h)	5.00%	09/01/2030	1,000	1,013,133

				4,007,058

Total Municipal Obligations (Cost $2,318,482,651)				2,310,636,725

U.S. Dollar Denominated Bonds & Notes–0.13%
California–0.13%
CalPlant I LLC;
Exit Facility(h)(o)	15.00%	07/01/2025	485	485,000

Series 21A(h)(j)(o)	9.50%	12/31/2049	160	160,000

Series 21B(h)(j)(o)	9.50%	12/31/2049	605	605,000

Series 22A(h)(j)(o)	9.50%	12/31/2049	330	330,000

Series 22B(h)(j)(o)	9.50%	12/31/2049	30	30,000

Series 22C(h)(j)(o)	9.50%	12/31/2049	220	220,000

Series 22X(h)(j)(o)	9.50%	03/31/2024	325	325,000

Series 23A(h)(j)(o)	9.50%	03/31/2024	115	115,000

Series 23B(h)(j)(o)	9.50%	03/31/2024	100	100,000

Series 23C(h)(j)(o)	9.50%	03/31/2024	165	165,000

Series 23D (Acquired 05/04/2023; Cost $140,000)(h)(j)(k)(o)	9.50%	03/31/2024	140	140,000

Series 23E(h)(j)(o)	9.50%	03/31/2024	160	160,000

Total U.S. Dollar Denominated Bonds & Notes (Cost $2,835,000)				2,835,000

TOTAL INVESTMENTS IN SECURITIES(p)–106.33% (Cost $2,321,317,651)				2,313,471,725

FLOATING RATE NOTE OBLIGATIONS–(7.69)%
Notes with interest and fee rates ranging from 3.83% to 3.87% at 02/29/2024 and contractual maturities of collateral ranging from 05/15/2035 to 09/01/2053 (See Note 1J)(q)				(167,265,000)

OTHER ASSETS LESS LIABILITIES–1.36%				29,526,231

NET ASSETS–100.00%				$2,175,732,956

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco California Municipal Fund

Investment Abbreviations:

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
COP	- Certificates of Participation
Ctfs.	- Certificates
FHLMC	- Federal Home Loan Mortgage Corp.
FNMA	- Federal National Mortgage Association
GO	- General Obligation
INS	- Insurer
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
VRD	- Variable Rate Demand

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Zero coupon bond issued at a discount.
(f)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(g)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(h)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $171,729,894, which represented 7.89% of the Fund’s Net Assets.

(i)	Security subject to the alternative minimum tax.
(j)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2024 was $9,958,308, which represented less than 1% of the Fund’s Net Assets.

(k)	Restricted security. The aggregate value of these securities at February 29, 2024 was $4,475,558, which represented less than 1% of the Fund’s Net Assets.
(l)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 29, 2024.

(m)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(n)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $37,925,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(o)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(p)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percent

Assured Guaranty Municipal Corp.	5.08%

Build America Mutual Assurance Co.	5.21%

(q)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2024. At February 29, 2024, the Fund’s investments with a value of $242,955,523 are held by TOB Trusts and serve as collateral for the $167,265,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco California Municipal Fund

Statement of Assets and Liabilities

February 29, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $2,321,317,651)	$2,313,471,725

Cash	5,902,322

Receivable for:
Investments sold	590,000

Fund shares sold	3,235,270

Interest	25,147,323

Investments matured, at value (Cost $2,161,645)	567,432

Investment for trustee deferred compensation and retirement plans	131,824

Other assets	763,463

Total assets	2,349,809,359

Liabilities:
Floating rate note obligations	167,265,000

Payable for:
Investments purchased	1,773,826

Dividends	3,167,230

Fund shares reacquired	929,428

Accrued fees to affiliates	607,804

Accrued interest expense	32,591

Accrued trustees’ and officers’ fees and benefits	44,750

Accrued other operating expenses	78,071

Trustee deferred compensation and retirement plans	177,703

Total liabilities	174,076,403

Net assets applicable to shares outstanding	$2,175,732,956

Net assets consist of:
Shares of beneficial interest	$2,532,391,473

Distributable earnings (loss)	(356,658,517)

$2,175,732,956

Net Assets:
Class A	$1,198,337,221

Class C	$109,213,546

Class Y	$858,603,185

Class R6	$9,579,004

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	147,492,906

Class C	13,505,985

Class Y	105,660,650

Class R6	1,174,650

Class A:
Net asset value per share	$8.12

Maximum offering price per share (Net asset value of $8.12 ÷ 95.75%)	$8.48

Class C:
Net asset value and offering price per share	$8.09

Class Y:
Net asset value and offering price per share	$8.13

Class R6:
Net asset value and offering price per share	$8.15

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco California Municipal Fund

Statement of Operations

For the year ended February 29, 2024

Investment income:
Interest	$97,505,411

Expenses:
Advisory fees	8,145,027

Administrative services fees	290,333

Custodian fees	27,666

Distribution fees:
Class A	2,946,894

Class C	1,075,164

Interest, facilities and maintenance fees	8,246,461

Transfer agent fees – A, C and Y	1,357,797

Transfer agent fees – R6	1,163

Trustees’ and officers’ fees and benefits	44,507

Registration and filing fees	74,022

Reports to shareholders	96,838

Professional services fees	322,437

Other	30,531

Total expenses	22,658,840

Less: Expense offset arrangement(s)	(4,516)

Net expenses	22,654,324

Net investment income	74,851,087

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities	(25,335,594)

Change in net unrealized appreciation of unaffiliated investment securities	83,365,234

Net realized and unrealized gain	58,029,640

Net increase in net assets resulting from operations	$132,880,727

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco California Municipal Fund

Statement of Changes in Net Assets

For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:
Net investment income	$74,851,087	$68,210,609

Net realized gain (loss)	(25,335,594)	(60,894,990)

Change in net unrealized appreciation (depreciation)	83,365,234	(183,201,616)

Net increase (decrease) in net assets resulting from operations	132,880,727	(175,885,997)

Distributions to shareholders from distributable earnings:
Class A	(45,800,144)	(42,985,623)

Class C	(3,340,013)	(3,103,810)

Class Y	(29,619,359)	(21,568,810)

Class R6	(324,915)	(42,853)

Total distributions from distributable earnings	(79,084,431)	(67,701,096)

Share transactions–net:
Class A	(36,370,976)	(91,353,476)

Class C	(3,285,074)	(18,974,367)

Class Y	203,498,280	54,380,018

Class R6	8,388,020	346,893

Net increase (decrease) in net assets resulting from share transactions	172,230,250	(55,600,932)

Net increase (decrease) in net assets	226,026,546	(299,188,025)

Net assets:
Beginning of year	1,949,706,410	2,248,894,435

End of year	$2,175,732,956	$1,949,706,410

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco California Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/29/24	$7.91	$0.29	$ 0.23	$ 0.52	$(0.31)	$8.12	6.68%	$1,198,337	1.18%		1.18%		0.77%		3.64%		20%
Year ended 02/28/23	8.88	0.28	(0.97)	(0.69)	(0.28)	7.91	(7.75)	1,203,778	1.14		1.14		0.75		3.50		41
Year ended 02/28/22	9.09	0.26	(0.19)	0.07	(0.28)	8.88	0.69	1,449,851	0.84		0.84		0.75		2.78		11
Year ended 02/28/21	9.28	0.28	(0.18)	0.10	(0.29)	9.09	1.11	1,443,969	0.86		0.86		0.76		3.15		28
Seven months ended 02/29/20	8.87	0.17	0.41	0.58	(0.17)	9.28	6.63	1,061,154	0.93	(d)	0.93	(d)	0.76	(d)	3.18	(d)	11
Year ended 07/31/19	8.49	0.37	0.32	0.69	(0.31)	8.87	8.35	960,939	1.13		1.13		0.81		4.36		37
Class C
Year ended 02/29/24	7.87	0.23	0.24	0.47	(0.25)	8.09	6.04	109,214	1.93		1.93		1.52		2.89		20
Year ended 02/28/23	8.83	0.22	(0.96)	(0.74)	(0.22)	7.87	(8.41)	109,955	1.89		1.89		1.50		2.75		41
Year ended 02/28/22	9.04	0.19	(0.19)	0.00	(0.21)	8.83	(0.08)	144,067	1.59		1.59		1.50		2.03		11
Year ended 02/28/21	9.23	0.21	(0.18)	0.03	(0.22)	9.04	0.36	153,595	1.61		1.61		1.51		2.40		28
Seven months ended 02/29/20	8.83	0.13	0.40	0.53	(0.13)	9.23	6.08	193,922	1.69	(d)	1.69	(d)	1.52	(d)	2.42	(d)	11
Year ended 07/31/19	8.45	0.31	0.32	0.63	(0.25)	8.83	7.58	178,207	1.89		1.89		1.57		3.60		37
Class Y
Year ended 02/29/24	7.91	0.31	0.24	0.55	(0.33)	8.13	7.08	858,603	0.93		0.93		0.52		3.89		20
Year ended 02/28/23	8.88	0.30	(0.97)	(0.67)	(0.30)	7.91	(7.52)	634,952	0.89		0.89		0.50		3.75		41
Year ended 02/28/22	9.09	0.28	(0.19)	0.09	(0.30)	8.88	0.94	654,169	0.59		0.59		0.50		3.03		11
Year ended 02/28/21	9.28	0.31	(0.19)	0.12	(0.31)	9.09	1.36	550,591	0.61		0.61		0.51		3.40		28
Seven months ended 02/29/20	8.87	0.18	0.41	0.59	(0.18)	9.28	6.78	476,142	0.69	(d)	0.69	(d)	0.52	(d)	3.42	(d)	11
Year ended 07/31/19	8.49	0.40	0.31	0.71	(0.33)	8.87	8.61	397	0.88		0.88		0.56		4.60		37
Class R6
Year ended 02/29/24	7.93	0.31	0.24	0.55	(0.33)	8.15	7.13	9,579	0.87		0.87		0.46		3.95		20
Year ended 02/28/23	8.91	0.31	(0.98)	(0.67)	(0.31)	7.93	(7.55)	1,021	0.84		0.84		0.45		3.80		41
Year ended 02/28/22	9.10	0.30	(0.18)	0.12	(0.31)	8.91	1.22	807	0.42		0.42		0.33		3.20		11
Year ended 02/28/21	9.29	0.31	(0.19)	0.12	(0.31)	9.10	1.38	3,457	0.58		0.58		0.48		3.43		28
Seven months ended 02/29/20	8.88	0.18	0.42	0.60	(0.19)	9.29	6.83	933	0.71	(d)	0.71	(d)	0.54	(d)	3.40	(d)	11
Period ended 07/31/19(e)	8.80	0.08	0.06	0.14	(0.06)	8.88	1.62	10	0.84	(d)	0.84	(d)	0.52	(d)	4.64	(d)	37

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $367,457,266 in connection with the acquisition of Invesco California Tax-Free Income Fund into the Fund.

(d)	Annualized.
(e)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco California Municipal Fund

Notes to Financial Statements

February 29, 2024

NOTE 1–Significant Accounting Policies

Invesco California Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under

31	Invesco California Municipal Fund

which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase

32	Invesco California Municipal Fund

tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $500 million	0.480%

Next $250 million	0.455%

Next $250 million	0.425%

Next $500 million	0.380%

Next $500 million	0.370%

Next $500 million	0.355%

Next $1.5 billion	0.350%

Over $4 billion	0.330%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 29, 2024, the effective advisory fee rate incurred by the Fund was 0.40%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

33	Invesco California Municipal Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2024, IDI advised the Fund that IDI retained $51,187 in front-end sales commissions from the sale of Class A shares and $32,659 and $13,292 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$–	$2,310,636,725	$ –	$2,310,636,725
U.S. Dollar Denominated Bonds & Notes	–	–	2,835,000	2,835,000
Total Investments in Securities	–	2,310,636,725	2,835,000	2,313,471,725

Other Investments - Assets
Investments Matured	–	567,432	–	567,432
Total Investments	$–	$2,311,204,157	$2,835,000	$2,314,039,157

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,516.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

34	Invesco California Municipal Fund

NOTE 6–Cash Balances and Borrowings

Effective February 22, 2024, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.0 billion, collectively by certain Invesco Funds, and which will expire on February 20, 2025. Prior to February 22, 2024, the revolving credit and security agreement permitted borrowings up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 29, 2024, the Fund’s average daily balance of borrowing under the revolving credit and security agreement was $6,174,044 with an average interest rate of 5.43%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 29, 2024 were $153,699,231 and 4.46%, respectively.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:

	2024	2023

Ordinary income*	$232,574	$689,456

Ordinary income-tax-exempt	78,851,857	67,011,640

Total distributions	$79,084,431	$67,701,096

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2024

Undistributed tax-exempt income	$9,416,004

Net unrealized appreciation (depreciation) – investments	(5,072,018)

Temporary book/tax differences	(203,221)

Capital loss carryforward	(360,799,282)

Shares of beneficial interest	2,532,391,473

Total net assets	$2,175,732,956

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities, defaulted bonds and inverse floaters.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$100,759,424	$260,039,858	$360,799,282

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $627,114,191 and $426,579,044, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$79,693,140

Aggregate unrealized (depreciation) of investments	(84,765,158)

Net unrealized appreciation (depreciation) of investments	$(5,072,018)

Cost of investments for tax purposes is $2,319,111,175.

35	Invesco California Municipal Fund

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts and amortization and accretion on debt securities, on February 29, 2024, undistributed net investment income was increased by $45,826 and undistributed net realized gain (loss) was decreased by $45,826. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2024(a)		February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	20,399,932	$161,891,380	24,900,060	$200,588,212

Class C	3,348,256	26,580,894	3,007,789	24,025,621

Class Y	60,365,049	477,019,713	59,470,494	479,972,817

Class R6	1,502,016	12,035,486	124,837	1,053,180

Issued as reinvestment of dividends:
Class A	2,966,547	23,504,972	2,786,096	22,316,112

Class C	275,568	2,173,857	238,655	1,902,545

Class Y	2,048,046	16,239,115	1,348,570	10,797,332

Class R6	10,961	87,333	2,863	23,014

Automatic conversion of Class C shares to Class A shares:
Class A	1,252,147	9,768,826	1,322,854	10,678,105

Class C	(1,258,146)	(9,768,826)	(1,329,355)	(10,678,105)

Reacquired:
Class A	(29,368,420)	(231,536,154)	(40,090,157)	(324,935,905)

Class C	(2,833,199)	(22,270,999)	(4,253,359)	(34,224,428)

Class Y	(37,038,296)	(289,760,548)	(54,207,858)	(436,390,131)

Class R6	(467,083)	(3,734,799)	(89,498)	(729,301)

Net increase (decrease) in share activity	21,203,378	$172,230,250	(6,768,009)	$(55,600,932)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

36	Invesco California Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco California Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco California Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

37	Invesco California Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/23)	Ending Account Value (02/29/24)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/24)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,054.70	$6.39	$1,018.65	$6.27	1.25%
Class C	1,000.00	1,052.30	10.21	1,014.92	10.02	2.00
Class Y	1,000.00	1,057.30	5.12	1,019.89	5.02	1.00
Class R6	1,000.00	1,056.20	4.75	1,020.24	4.67	0.93

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

38	Invesco California Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	99.71%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

39	Invesco California Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.;

Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165

Formerly: Member of the Cartica Funds Board of Directors (private investment fund);

Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis – 1950 Trustee	1998	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

			N/A	N/A

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco California Municipal Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1)	Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against/Withheld
(1)*	Beth Ann Brown	3,855,663,367.66	110,062,066.68
	Carol Deckbar	3,854,692,350.37	111,033,083.98
	Cynthia Hostetler	3,854,899,777.40	110,825,656.95
	Dr. Eli Jones	3,851,559,246.04	114,166,188.30
	Elizabeth Krentzman	3,854,384,766.71	111,340,667.64
	Jeffrey H. Kupor	3,852,215,990.93	113,509,443.41
	Anthony J. LaCava, Jr.	3,852,430,616.83	113,294,817.52
	James Liddy	3,851,980,828.53	113,744,605.81
	Dr. Prema Mathai-Davis	3,841,375,126.78	124,350,307.56
	Joel W. Motley	3,844,615,100.30	121,010,334.05
	Teresa M. Ressel	3,857,013,983.10	108,711,451.24
	Douglas Sharp	3,854,226,952.19	111,498,482.16
	Robert C. Troccoli	3,843,587,519.49	122,137,914.85
	Daniel S. Vandivort	3,849,223,096.55	116,502,337.79

* Proposal 1 required approval by a combined vote of all the portfolios of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds).

T-7	Invesco California Municipal Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROCAM-AR-1

Annual Report to Shareholders	February 29, 2024

Invesco Environmental Focus Municipal Fund

Nasdaq:

A: OPAMX ∎ C: OPCMX ∎ Y: OPYMX ∎ R6: IOMUX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

12	Financial Statements

15	Financial Highlights

16	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Fund Expenses

24	Tax Information
T-1	Trustees and Officers
T-7	Proxy Results

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2024, Class A shares of Invesco Environmental Focus Municipal Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond 5+ Year Investment Grade Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/23 to 2/29/24, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.20%
Class C Shares	6.31
Class Y Shares	7.47
Class R6 Shares	7.37
S&P Municipal Bond Index▼ (Broad Market Index)	5.50
S&P Municipal Bond 5+ Year Investment Grade Index▼ (Style-Specific Index)	5.88

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

During the fiscal year ended February 29, 2024, investment grade municipal bonds returned 5.42%, high yield municipal bonds returned 8.30% and taxable municipal bonds returned 4.78%.1

At the beginning of the fiscal year, investors were hopeful for the 2023 calendar year, despite ongoing concerns about inflation and interest rates; however, in March, the focus unexpectedly shifted as Silicon Valley Bank collapsed after a bank run, marking the second-largest bank failure in US history. Fears about the health of the global banking system ensued, and demand for perceived safe-haven asset classes increased, driving down Treasury and municipal yields. Although three other bank failures followed, fears of larger systemic instability faded in the following months.

Debt ceiling concerns dominated most of the second quarter of 2023. The US government could have defaulted on its debt obligations, causing economic fallout across the global economy, had congressional action not been taken in early June. After months of on-and-off negotiations between the White House and congressional leaders, just ahead of the payment deadline, the US Congress passed and President Biden signed into law the Fiscal Responsibility Act, an agreement that suspends the limit on the federal debt ceiling until 2025 in exchange for capping federal spending.

In its efforts to rein in inflation without harming employment or the overall economy, the Federal Reserve Board (the Fed) continued with its most aggressive monetary policy since the 1980s. The Fed raised the federal funds rate in March, May and July, bringing the target rate to 5.50%.2 However, investor sentiment shifted in early November, as the Fed held interest rates steady and publicly backed away from the rate hike it had signaled for December. Bond yields fell, igniting a rally across the fixed income market, including municipal bonds. The rally continued through November and into December as inflation continued to ease, and US economic growth remained contained. In December, the Fed again left interest rates unchanged and adopted a transitory tone, suggesting to market participants that rate cuts might be coming in 2024.2

New municipal supply continued at a slow pace as issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. However, 2024 began with the highest tax-exempt supply seen over a January-February period since 2007: $60 billion.1 This skewed the fiscal year’s new issuance total to $388 billion, up 15% from the previous year’s $338 billion.1 Year-to-date 2024 was also constructive in terms of inflows to municipal funds. Following two years of outsized inflows and outflows, the municipal market began its return to a more normalized trend as we finished the fiscal year.3

As a result of Puerto Rico’s restructuring of $22 billion of general obligation debt in March 2022, marking significant progress towards its long-winded bankruptcy process, the Commonwealth’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% in February 2019 to 17% in March 2022 as the newly restructured bonds reentered the index.1 During the fiscal year, the focus turned to the Puerto Rico Electric and Power Authority (PREPA). As of February 29, 2024, bankruptcy negotiations and U.S. District Court proceedings related to PREPA were ongoing.

Municipal bonds have a long history of low defaults as many are issued to fund essential services to Americans. This continues to be the case as evidenced by S&P rating changes – during calendar year 2023, S&P’s rating activity was positive, with 949 ratings upgraded versus 278 downgraded, translating to more than three upgrades for every downgrade.4 This positive dynamic, which we be-

lieve will continue, likely stems from benefits of the various federal stimulus measures, including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

 We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the economic challenges while identifying marketplace opportunities to add long-term value for shareholders.

 During the fiscal year, an overweight exposure to bonds A-rated† and below contributed to the Fund’s performance relative to its style-specific benchmark. At the sector level, an overweight exposure to the health care sector contributed to the Fund’s relative performance. On a state level, bonds domiciled in New York contributed to the Fund’s relative return.

 An underweight allocation to AAA and AA-rated† bonds contributed to the Fund’s performance relative to its style-specific benchmark. Underweight allocations to state and local general obligation bonds detracted from the Fund’s performance relative to the style-specific benchmark during the fiscal year. On a state level, bonds domiciled in Texas were a detractor from the Fund’s relative results.

 During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

2	Invesco Environmental Focus Municipal Fund

 Thank you for investing in Invesco Environmental Focus Municipal Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg LP

2 Source: US Federal Reserve

3 Source: Lipper Inc.

4 Source: Standard & Poor’s

† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

Portfolio manager(s):

Tim Benzel

Eddie Bernhardt

Joshua Cooney

Tim O’Reilly

Mark Paris

Galen True

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3	Invesco Environmental Focus Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/14

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Environmental Focus Municipal Fund

Average Annual Total Returns
As of 2/29/24, including maximum applicable sales charges

Class A Shares
Inception (11/7/06)	3.15%
10 Years	2.58
5 Years	1.02
1 Year	2.65

Class C Shares
Inception (11/7/06)	3.04%
10 Years	2.47
5 Years	1.23
1 Year	5.31

Class Y Shares
Inception (7/29/11)	3.90%
10 Years	3.20
5 Years	2.17
1 Year	7.47

Class R6 Shares
10 Years	3.17%
5 Years	2.19
1 Year	7.37

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Municipal Fund. The Fund was subsequently renamed the Invesco Environmental Focus Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Environmental Focus Municipal Fund

Supplemental Information

Invesco Environmental Focus Municipal Fund’s investment objective is to seek to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond 5+ Year Investment Grade Index seeks to measure the performance of investment-grade US municipal bonds with maturities equal to or greater than five years.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Environmental Focus Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	93.75%

General Obligation Bonds	6.25

Top Five Debt Holdings

		% of total net assets

1.	New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport), Series 2023, RB	3.87%

2.	District of Columbia (Green Bonds), Series 2022 A, RB	3.44

3.	Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center), Series 2017, Ref. RB	3.31

4.	Geisinger Authority (Geisinger Health System), Series 2020, Ref. RB	2.69

5.	New Orleans (City of), LA, Series 2020 B, RB	2.57

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2024.

7	Invesco Environmental Focus Municipal Fund

Schedule of Investments

February 29, 2024

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–99.23%
Arizona–2.27%
Arizona (State of) Industrial Development Authority (Mater Academy of Nevada Mountain Vista Campus Project); Series 2018 A, RB(a)	5.25%	12/15/2038	$100	$100,711

Maricopa (County of), AZ Industrial Development Authority (Benjamin Franklin Charter School); Series 2018, RB(a)	6.00%	07/01/2052	1,000	1,018,922

Maricopa County Pollution Control Corp. (Southern California Edison); Series 2000, Ref. RB	2.40%	06/01/2035	1,000	819,955

				1,939,588

Arkansas–1.79%
Arkansas (State of) Development Finance Authority (Green Bonds); Series 2022, RB(b)	5.45%	09/01/2052	1,500	1,530,350

California–10.98%
California (State of) Community Choice Financing Authority (Green Bonds);
Series 2021 B-1, RB(c)	4.00%	08/01/2031	1,000	1,005,712

Series 2023, RB(c)	5.00%	08/01/2029	1,500	1,574,001

California (State of) Educational Facilities Authority (University of Redlands); Series 2022 A, RB	5.00%	10/01/2052	1,000	1,025,183

California (State of) Health Facilities Financing Authority (Commonspirit Health); Series 2020 A, Ref. RB	4.00%	04/01/2049	1,000	961,493

California (State of) Municipal Finance Authority (Sustainability Bonds); Series 2021, RB(a)	4.00%	11/01/2036	1,625	1,518,792

California (State of) Pollution Control Financing Authority (Poseidon Resources L.P.); Series 2023, RB(a)(b)	5.00%	07/01/2038	500	532,957

California (State of) Pollution Control Financing Authority (San Diego County Water Authority); Series 2019, Ref. RB(a)	5.00%	11/21/2045	1,650	1,686,039

California (State of) Public Finance Authority (Enso Village) (Green Bonds); Series 2021, RB(a)	5.00%	11/15/2051	1,250	1,062,738

				9,366,915

Colorado–3.38%
Colorado (State of) Health Facilities Authority (CommonSpirit Health); Series 2022, RB	5.25%	11/01/2052	1,500	1,590,132

Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3); Series 2020 A, Ref. RB	4.00%	07/15/2035	1,250	1,296,813

				2,886,945

District of Columbia–4.74%
District of Columbia (Green Bonds); Series 2022 A, RB(b)	5.50%	08/31/2034	2,500	2,937,508

Washington Metropolitan Area Transit Authority (Green Bonds); Series 2023 A, RB	5.25%	07/15/2053	1,000	1,107,065

				4,044,573

Florida–3.62%
Capital Trust Agency, Inc. (Sustainability Bonds); Series 2021, RB(a)	4.00%	06/15/2051	2,000	1,500,770

Florida Development Finance Corp. (Green Bonds); Series 2019 B, RB(a)(b)	7.38%	01/01/2049	900	922,485

JEA Water & Sewer System; Series 2024 A, Ref. RB	5.50%	10/01/2054	500	567,897

Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts); Series 2018 A, RB(a)	5.75%	07/15/2053	100	96,293

				3,087,445

Georgia–4.94%
Atlanta (City of), GA (Beltline); Series 2016 A, Ref. RB	5.00%	01/01/2026	1,275	1,276,500

Atlanta (City of), GA (Green Bonds); Series 2023, RB(b)	5.25%	07/01/2043	1,000	1,101,668

Burke (County of), GA Development Authority (Georgia Power Co. Plant Vogtle); Series 1995, RB	2.20%	10/01/2032	1,750	1,456,074

Oconee (County of), GA Industrial Development Authority (Presbyterian Village Athens);
Series 2018 A-1, RB	6.38%	12/01/2053	250	219,863

Series 2018 A-2, RB(c)	5.50%	12/01/2028	175	161,685

				4,215,790

Illinois–3.74%
Chicago (City of), IL; Series 2021 A, Ref. GO Bonds	5.00%	01/01/2033	1,000	1,091,782

Chicago (City of), IL (Chicago Works); Series 2023 A, GO Bonds	5.50%	01/01/2039	1,000	1,094,623

Chicago (City of), IL Park District; Series 2020 D, GO Bonds (INS - BAM)(d)	4.00%	01/01/2038	1,000	1,008,695

				3,195,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Environmental Focus Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–1.18%
Indiana (State of) Finance Authority (Ohio Valley Electrical Corp.); Series 2012 A, RB	4.25%	11/01/2030	$1,000	$1,006,045

Iowa–0.11%
Clear Lake (City of), IA (Timbercrest Apartments, LLC); Series 2018, RB	6.00%	10/01/2048	100	95,073

Kentucky–1.15%
Henderson (City of), KY (Pratt Paper LLC); Series 2022 B, RB(a)(b)	4.45%	01/01/2042	1,000	978,258

Louisiana–4.51%
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Entergy Louisiana LLC); Series 2021 B, Ref. RB	2.50%	04/01/2036	2,000	1,655,512

New Orleans (City of), LA; Series 2020 B, RB	5.00%	06/01/2045	2,075	2,188,894

				3,844,406

Maryland–2.39%
Maryland Economic Development Corp. (Green Bonds); Series 2022, RB(b)	5.25%	06/30/2052	2,000	2,040,354

Massachusetts–1.17%
Massachusetts (Commonwealth of) Development Finance Agency (Boston Medical Center) (Green Bonds); Series 2015, RB	5.00%	07/01/2044	1,000	1,000,351

Minnesota–9.62%
Anoka (County of), MN Housing & Redevelopment Authority (Woodland Park Apartments); Series 2011 A, RB	5.00%	04/01/2027	1,000	1,001,280

Chisago (City of), MN (CDL Homes LLC); Series 2013 B, RB	6.00%	08/01/2043	1,000	1,000,001

Cokato (City of), MN (Cokato Charitable Trust); Series 2006 A, Ref. RB	5.25%	12/01/2026	95	92,098

Dakota (County of), MN Community Development Agency (Sanctuary at West St. Paul); Series 2015, RB	6.00%	08/01/2035	2,300	1,618,025

Hayward (City of), MN (St. John’s Lutheran Home of Albert Lea); Series 2014, Ref. RB(e)	5.38%	10/01/2044	500	305,000

International Falls (City of), MN (Boise Cascade Corp.); Series 1999, Ref. RB(b)	6.85%	12/01/2029	115	115,242

Little Canada (City of), MN (PHS/Mayfield LLC); Series 2010, Ref. RB	6.00%	12/01/2030	250	238,258

Minneapolis & St. Paul (Cities of), MN Housing Finance Board; Series 2007 A-2, RB (CEP - GNMA)(b)	5.52%	03/01/2041	5	4,976

Minnesota (State of) Housing Finance Agency; Series 2013 B-1, RB	5.30%	08/01/2044	1,050	1,051,065

St. Paul (City of), MN Housing & Redevelopment Authority; Series 2004, RB	6.25%	03/01/2029	187	169,049

St. Paul (City of), MN Port Authority; Series 2007-1, RB	5.00%	08/01/2036	1,245	1,245,860

Stillwater (City of), MN (Orleans Homes);
Series 2007, RB(b)	5.38%	02/01/2032	900	884,339

Series 2007, RB(b)	5.50%	02/01/2042	510	483,820

				8,209,013

New Hampshire–0.92%
New Hampshire (State of) Business Finance Authority (Covanta Green Bonds); Series 2020 B, Ref. RB(a)(b)(c)	3.75%	07/02/2040	1,000	780,984

New Jersey–3.72%
New Jersey (State of) Economic Development Authority (Golden Door Charter School); Series 2018 A, RB(a)	6.50%	11/01/2052	100	104,636

New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2019, Ref. RB	5.13%	06/15/2037	79	86,402

New Jersey (State of) Economic Development Authority (Portal North Bridge); Series 2022 A, RB	5.00%	11/01/2052	1,000	1,065,205

New Jersey (State of) Educational Facilities Authority (Green Bonds); Series 2020 A, RB	5.00%	07/01/2037	1,790	1,915,477

				3,171,720

New Mexico–1.92%
Farmington (City of), NM (San Juan and Four Corners); Series 2016 B, Ref. RB	2.15%	04/01/2033	2,000	1,639,006

New York–18.68%
Metropolitan Transportation Authority (Green Bonds);
Series 2020 C-1, RB	5.00%	11/15/2050	1,000	1,046,722

Series 2020 C-1, RB	5.25%	11/15/2055	2,000	2,119,009

New York (City of), NY;
Series 2021 F-1, GO Bonds	4.00%	03/01/2047	1,000	985,212

Subseries 2023 E-1, GO Bonds	5.25%	04/01/2047	1,000	1,111,207

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Environmental Focus Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority; Series 2020 A, RB	4.00%	07/01/2053	$1,000	$969,410

New York (State of) Dormitory Authority (Montefiore Obligated Group); Series 2020 A, Ref. RB	4.00%	09/01/2045	1,500	1,369,239

New York (State of) Housing Finance Agency (Sustainability Bonds); Series 2021 D-1, RB	2.65%	11/01/2051	2,965	2,015,435

New York Liberty Development Corp. (Green Bonds);
Series 2021 A, Ref. RB (INS - AGM)(d)	2.75%	11/15/2041	1,000	808,614

Series 2021 A, Ref. RB	2.88%	11/15/2046	1,000	757,831

New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport); Series 2023, RB(b)	6.00%	06/30/2054	3,000	3,304,407

Triborough Bridge & Tunnel Authority; Series 2021 C-3, RB	4.00%	05/15/2051	1,500	1,450,674

				15,937,760

Oregon–2.96%
Multnomah (County of), OR Hospital Facilities Authority (Terwilliger Plaza, Inc.); Series 2021, Ref. RB	4.00%	12/01/2051	2,000	1,428,849

Portland (Port of), OR (Green Bonds); Twenty Ninth Series 2023, RB(b)	5.50%	07/01/2053	1,000	1,100,597

				2,529,446

Pennsylvania–3.82%
Chester (County of), PA Industrial Development Authority (Sustainability Bonds); Series 2021, RB	4.00%	12/01/2051	1,000	968,153

Geisinger Authority (Geisinger Health System); Series 2020, Ref. RB	4.00%	04/01/2050	2,415	2,295,229

				3,263,382

Tennessee–0.12%
Metropolitan Development and Housing Agency (Fifth + Broadway Development); Series 2018, RB(a)	5.13%	06/01/2036	100	102,140

Texas–1.57%
San Antonio (City of), TX; Series 2020, RB	5.00%	02/01/2049	1,260	1,336,845

Washington–5.66%
Washington (State of) Economic Development Finance Authority (Green Bonds); Series 2020 A, RB(a)(b)	5.63%	12/01/2040	2,000	2,002,582

Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center); Series 2017, Ref. RB	5.00%	08/15/2035	2,745	2,822,658

				4,825,240

Wisconsin–4.27%
Somers (Village of), WI; Series 2018 B, Ref. RB	4.85%	06/01/2036	1,235	1,249,915

Wisconsin (State of) Public Finance Authority (Beyond Boone, LLC - Appalachian State University); Series 2019 A, RB (INS - AGM)(d)	5.00%	07/01/2058	100	102,038

Wisconsin (State of) Public Finance Authority (Green Bonds); Series 2021, RB(b)	4.00%	09/30/2051	2,540	2,105,969

Wisconsin (State of) Public Finance Authority (North Carolina Leadership Academy); Series 2019, RB(a)	5.00%	06/15/2039	100	97,183

Wisconsin (State of) Public Finance Authority (Traders Point Christian Schools); Series 2019 A, RB(a)	5.50%	06/01/2054	100	84,519

				3,639,624

TOTAL INVESTMENTS IN SECURITIES(f) –99.23% (Cost $83,828,070)				84,666,353

BORROWINGS–(0.59)%				(500,000)

OTHER ASSETS LESS LIABILITIES–1.36%				1,157,558

NET ASSETS–100.00%				$85,323,911

Investment Abbreviations:
AGM	- Assured Guaranty Municipal Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
GNMA	- Government National Mortgage Association
GO	- General Obligation
INS	- Insurer
RB	- Revenue Bonds
Ref.	- Refunding

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Environmental Focus Municipal Fund

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $12,590,009, which represented 14.76% of the Fund’s Net Assets.

(b)	Security subject to the alternative minimum tax.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Principal and/or interest payments are secured by the bond insurance company listed.
(e)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(f)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Environmental Focus Municipal Fund

Statement of Assets and Liabilities

February 29, 2024

Assets:

Investments in unaffiliated securities, at value (Cost $83,828,070)	$84,666,353

Cash	246,827

Receivable for:
Investments sold	16,000

Fund shares sold	201,521

Interest	935,320

Investment for trustee deferred compensation and retirement plans	18,962

Other assets	41,107

Total assets	86,126,090

Liabilities:
Payable for:
Borrowings	500,000

Dividends	108,977

Fund shares reacquired	82,633

Accrued fees to affiliates	27,875

Accrued interest expense	2,464

Accrued trustees’ and officers’ fees and benefits	326

Accrued other operating expenses	60,942

Trustee deferred compensation and retirement plans	18,962

Total liabilities	802,179

Net assets applicable to shares outstanding	$85,323,911

Net assets consist of:
Shares of beneficial interest	$97,175,759

Distributable earnings (loss)	(11,851,848)

$85,323,911

Net Assets:
Class A	$55,033,372

Class C	$3,951,961

Class Y	$23,562,972

Class R6	$2,775,606

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	4,735,697

Class C	340,355

Class Y	2,028,469

Class R6	238,839

Class A:
Net asset value per share	$11.62

Maximum offering price per share (Net asset value of $11.62 ÷ 95.75%)	$12.14

Class C:
Net asset value and offering price per share	$11.61

Class Y:
Net asset value and offering price per share	$11.62

Class R6:
Net asset value and offering price per share	$11.62

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Environmental Focus Municipal Fund

Statement of Operations

For the year ended February 29, 2024

Investment income:
Interest	$4,091,634

Expenses:
Advisory fees	324,098

Administrative services fees	12,043

Custodian fees	5,963

Distribution fees:
Class A	138,624

Class C	45,371

Interest, facilities and maintenance fees	43,844

Transfer agent fees – A, C and Y	67,683

Transfer agent fees – R6	392

Trustees’ and officers’ fees and benefits	18,102

Registration and filing fees	58,781

Reports to shareholders	17,931

Professional services fees	71,644

Other	6,338

Total expenses	810,814

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(204,310)

Net expenses	606,504

Net investment income	3,485,130

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(194,152))	(2,114,945)

Change in net unrealized appreciation of unaffiliated investment securities	4,498,264

Net realized and unrealized gain	2,383,319

Net increase in net assets resulting from operations	$5,868,449

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Environmental Focus Municipal Fund

Statement of Changes in Net Assets

For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:
Net investment income	$3,485,130	$3,581,022

Net realized gain (loss)	(2,114,945)	(11,234,689)

Change in net unrealized appreciation (depreciation)	4,498,264	(3,940,503)

Net increase (decrease) in net assets resulting from operations	5,868,449	(11,594,170)

Distributions to shareholders from distributable earnings:
Class A	(2,212,895)	(1,941,556)

Class C	(146,603)	(149,753)

Class Y	(906,927)	(940,908)

Class R6	(111,530)	(60,634)

Total distributions from distributable earnings	(3,377,955)	(3,092,851)

Share transactions–net:
Class A	(4,009,652)	(15,128,675)

Class C	(1,602,341)	(3,208,279)

Class Y	1,330,766	(13,589,402)

Class R6	579,888	1,470,304

Net increase (decrease) in net assets resulting from share transactions	(3,701,339)	(30,456,052)

Net increase (decrease) in net assets	(1,210,845)	(45,143,073)

Net assets:
Beginning of year	86,534,756	131,677,829

End of year	$85,323,911	$86,534,756

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Environmental Focus Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/29/24	$11.28	$0.47	$0.32	$0.79	$(0.45)	$–	$(0.45)	$11.62	7.20%	$55,033	0.76%		1.00%		0.70%		4.11%		21%
Year ended 02/28/23	12.81	0.40	(1.58)	(1.18)	(0.35)	–	(0.35)	11.28	(9.23)	57,366	0.79		0.99		0.70		3.44		101
Year ended 02/28/22	13.56	0.29	(0.28)	0.01	(0.30)	(0.46)	(0.76)	12.81	(0.14)	81,812	0.74		0.90		0.70		2.11		46
Year ended 02/28/21	13.87	0.36	(0.30)	0.06	(0.37)	–	(0.37)	13.56	0.46	89,194	0.75		0.95		0.70		2.69		63
Eleven months ended 02/29/20	13.09	0.33	0.88	1.21	(0.43)	–	(0.43)	13.87	9.36	81,165	0.86	(d)	0.92	(d)	0.76	(d)	2.65	(d)	14
Year ended 03/31/19	12.68	0.48	0.40	0.88	(0.47)	–	(0.47)	13.09	7.12	54,800	0.99		1.19		0.95		3.76		79
Class C
Year ended 02/29/24	11.28	0.38	0.32	0.70	(0.37)	–	(0.37)	11.61	6.31	3,952	1.51		1.75		1.45		3.36		21
Year ended 02/28/23	12.80	0.31	(1.57)	(1.26)	(0.26)	–	(0.26)	11.28	(9.85)	5,423	1.54		1.74		1.45		2.69		101
Year ended 02/28/22	13.56	0.20	(0.29)	(0.09)	(0.21)	(0.46)	(0.67)	12.80	(0.87)	9,678	1.42		1.65		1.38		1.43		46
Year ended 02/28/21	13.86	0.28	(0.29)	(0.01)	(0.29)	–	(0.29)	13.56	(0.01)	13,982	1.30		1.70		1.25		2.14		63
Eleven months ended 02/29/20	13.08	0.26	0.87	1.13	(0.35)	–	(0.35)	13.86	8.77	26,381	1.62	(d)	1.68	(d)	1.31	(d)	2.10	(d)	14
Year ended 03/31/19	12.66	0.39	0.41	0.80	(0.38)	–	(0.38)	13.08	6.47	25,961	1.75		1.95		1.62		3.10		79
Class Y
Year ended 02/29/24	11.28	0.49	0.33	0.82	(0.48)	–	(0.48)	11.62	7.47	23,563	0.51		0.75		0.45		4.36		21
Year ended 02/28/23	12.80	0.43	(1.57)	(1.14)	(0.38)	–	(0.38)	11.28	(8.93)	21,616	0.54		0.74		0.45		3.69		101
Year ended 02/28/22	13.56	0.32	(0.29)	0.03	(0.33)	(0.46)	(0.79)	12.80	0.03	39,370	0.49		0.65		0.45		2.36		46
Year ended 02/28/21	13.86	0.39	(0.29)	0.10	(0.40)	–	(0.40)	13.56	0.78	42,810	0.50		0.70		0.45		2.94		63
Eleven months ended 02/29/20	13.09	0.36	0.87	1.23	(0.46)	–	(0.46)	13.86	9.54	46,639	0.62	(d)	0.68	(d)	0.51	(d)	2.91	(d)	14
Year ended 03/31/19	12.68	0.49	0.41	0.90	(0.49)	–	(0.49)	13.09	7.26	26,214	0.74		0.94		0.82		3.89		79
Class R6
Year ended 02/29/24	11.29	0.50	0.31	0.81	(0.48)	–	(0.48)	11.62	7.37	2,776	0.51		0.68		0.45		4.36		21
Year ended 02/28/23	12.81	0.42	(1.56)	(1.14)	(0.38)	–	(0.38)	11.29	(8.91)	2,129	0.54		0.67		0.45		3.69		101
Year ended 02/28/22	13.57	0.30	(0.26)	0.04	(0.34)	(0.46)	(0.80)	12.81	0.09	817	0.49		0.57		0.45		2.36		46
Year ended 02/28/21	13.87	0.41	(0.30)	0.11	(0.41)	–	(0.41)	13.57	0.88	10	0.40		0.71		0.35		3.04		63
Period ended 02/29/20(e)	13.29	0.31	0.66	0.97	(0.39)	–	(0.39)	13.87	7.42	10	0.57	(d)	0.63	(d)	0.41	(d)	3.00	(d)	14

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Environmental Focus Municipal Fund

Notes to Financial Statements

February 29, 2024

NOTE 1–Significant Accounting Policies

Invesco Environmental Focus Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

16	Invesco Environmental Focus Municipal Fund

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining a line of credit.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk.

17	Invesco Environmental Focus Municipal Fund

The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Other Risks - Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Because the Fund evaluates environmental focus factors to assess and exclude certain investments for non-financial reasons, it may forego some market opportunities available to funds that do not use these factors. The securities of issuers that meet the Fund’s criteria for high potential positive environmental impact may underperform similar issuers that do not meet that criteria or may underperform the market as a whole. As a result, the Fund may underperform funds that do not screen or score issuers based on environmental focus factors or funds that use a different environmental focus evaluation methodology. Information used by the Fund to evaluate such factors may not be readily available, complete or accurate, which could negatively impact the Fund’s ability to apply its methodology, which in turn could negatively impact the Fund’s performance. In addition, the Fund’s assessment of an issuer, based on the issuer’s level of involvement in a particular industry or the issuer’s potential for positive environmental impact, may differ from that of other funds or an investor. As a result, the issuers in the Fund’s portfolio may not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable environmental focus characteristics if different metrics were used to evaluate them. Issuers who the Adviser believes will have a positive environmental impact, may not have the impact anticipated by the Adviser’s analysis and could be considered as having a high environmental risk profile.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $500 million	0.400%

Next $500 million	0.350%

Next $500 million	0.300%

Over $1.5 billion	0.280%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 29, 2024, the effective advisory fee rate incurred by the Fund was 0.39%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and

18	Invesco Environmental Focus Municipal Fund

Class R6 shares to 0.70%, 1.45%, 0.45% and 0.45%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the year ended February 29, 2024, the Adviser waived advisory fees of $135,579 and reimbursed class level expenses of $46,150, $3,765, $17,767 and $392 of Class A, Class C, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2024, IDI advised the Fund that IDI retained $1,468 in front-end sales commissions from the sale of Class A shares and $268 and $99 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 29, 2024, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 29, 2024, the Fund engaged in securities purchases of $8,116,308 and securities sales of $13,625,928, which resulted in net realized gains (losses) of $(194,152).

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $657.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a

19	Invesco Environmental Focus Municipal Fund

period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

Effective February 22, 2024, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.0 billion, collectively by certain Invesco Funds, and which will expire on February 20, 2025. Prior to February 22, 2024, the revolving credit and security agreement permitted borrowings up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 29, 2024, the Fund’s average daily balance of borrowing under the revolving credit and security agreement was $76,503 with an average interest rate of 5.50%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 29, 2024 were $0 and 0.00%, respectively.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:

	2024	2023

Ordinary income*	$25,230	$61,567

Ordinary income-tax-exempt	3,352,725	3,031,284

Total distributions	$3,377,955	$3,092,851

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2024

Undistributed tax-exempt income	$432,659

Net unrealized appreciation – investments	1,289,659

Temporary book/tax differences	(15,422)

Capital loss carryforward	(13,558,744)

Shares of beneficial interest	97,175,759

Total net assets	$85,323,911

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$6,535,027	$7,023,717	$13,558,744

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $16,782,351 and $19,517,389, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$3,661,706

Aggregate unrealized (depreciation) of investments	(2,372,047)

Net unrealized appreciation of investments	$1,289,659

20	Invesco Environmental Focus Municipal Fund

Cost of investments for tax purposes is $83,376,694.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts, amortization and accretion on debt securities, on February 29, 2024, undistributed net investment income was decreased by $4,718 and undistributed net realized gain (loss) was increased by $4,718. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2024(a)		February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	936,559	$10,640,586	979,815	$11,327,270

Class C	20,229	229,708	17,487	202,245

Class Y	941,480	10,729,148	1,315,819	15,133,276

Class R6	250,072	2,872,592	170,376	1,984,804

Issued as reinvestment of dividends:
Class A	125,369	1,421,430	107,015	1,228,877

Class C	9,948	112,732	9,984	114,592

Class Y	46,150	522,284	45,997	528,134

Class R6	8,485	96,349	4,660	53,203

Automatic conversion of Class C shares to Class A shares:
Class A	108,248	1,238,800	133,485	1,553,612

Class C	(108,332)	(1,238,800)	(133,581)	(1,553,612)

Reacquired:
Class A	(1,518,152)	(17,310,468)	(2,524,129)	(29,238,434)

Class C	(62,467)	(705,981)	(169,172)	(1,971,504)

Class Y	(875,467)	(9,920,666)	(2,520,150)	(29,250,812)

Class R6	(208,343)	(2,389,053)	(50,208)	(567,703)

Net increase (decrease) in share activity	(326,221)	$(3,701,339)	(2,612,602)	$(30,456,052)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21	Invesco Environmental Focus Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Environmental Focus Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Environmental Focus Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the four years in the period ended February 29, 2024 and the eleven months ended February 29, 2020 for Class A, Class C and Class Y.
For each of the four years in the period ended February 29, 2024 and the period May 24, 2019 (commencement date) through February 29, 2020 for Class R6.

The financial statements of Oppenheimer Municipal Fund (subsequently renamed Invesco Environmental Focus Municipal Fund) as of and for the year ended March 31, 2019 and the financial highlights for each of the periods ended on or prior to March 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22	Invesco Environmental Focus Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/23)	Ending Account Value (02/29/24)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/24)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,053.20	$3.83	$1,021.13	$3.77	0.75%
Class C	1,000.00	1,049.30	7.64	1,017.40	7.52	1.50
Class Y	1,000.00	1,055.40	2.56	1,022.38	2.51	0.50
Class R6	1,000.00	1,054.50	2.55	1,022.38	2.51	0.50

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

23	Invesco Environmental Focus Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	99.25%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24	Invesco Environmental Focus Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Environmental Focus Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar - 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Board Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy - 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis - 1950 Trustee	1998	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Environmental Focus Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli - 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Environmental Focus Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Environmental Focus Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Environmental Focus Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Environmental Focus Municipal Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1)	Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against/Withheld
(1)*	Beth Ann Brown	3,855,663,367.66	110,062,066.68
	Carol Deckbar	3,854,692,350.37	111,033,083.98
	Cynthia Hostetler	3,854,899,777.40	110,825,656.95
	Dr. Eli Jones	3,851,559,246.04	114,166,188.30
	Elizabeth Krentzman	3,854,384,766.71	111,340,667.64
	Jeffrey H. Kupor	3,852,215,990.93	113,509,443.41
	Anthony J. LaCava, Jr.	3,852,430,616.83	113,294,817.52
	James Liddy	3,851,980,828.53	113,744,605.81
	Dr. Prema Mathai-Davis	3,841,375,126.78	124,350,307.56
	Joel W. Motley	3,844,615,100.30	121,010,334.05
	Teresa M. Ressel	3,857,013,983.10	108,711,451.24
	Douglas Sharp	3,854,226,952.19	111,498,482.16
	Robert C. Troccoli	3,843,587,519.49	122,137,914.85
	Daniel S. Vandivort	3,849,223,096.55	116,502,337.79
*	Proposal 1 required approval by a combined vote of all the portfolios of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds).

T-7	Invesco Environmental Focus Municipal Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎Fund reports and prospectuses

∎Quarterly statements

∎Daily confirmations

∎Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-MUNI-AR-1

Annual Report to Shareholders	February 29, 2024

Invesco High Yield Municipal Fund

Nasdaq:

A: ACTHX ∎ C: ACTFX ∎ Y: ACTDX ∎ R5: ACTNX ∎ R6: ACTSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

41	Financial Statements

45	Financial Highlights

46	Notes to Financial Statements

53	Report of Independent Registered Public Accounting Firm

54	Fund Expenses

55	Tax Information

T-1	Trustees and Officers

T-7	Proxy Results

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2024, Class A shares of Invesco High Yield Municipal Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco High Yield Municipal Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/23 to 2/29/24, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.15%
Class C Shares	4.37
Class Y Shares	5.41
Class R5 Shares	5.52
Class R6 Shares	5.46
S&P Municipal Bond High Yield Index▼ (Broad Market Index)	8.98
Custom Invesco High Yield Municipal Index∎ (Style-Specific Index)	8.22
Lipper High Yield Municipal Debt Funds Index♦ (Peer Group Index)	6.65

Source(s): ▼RIMES Technologies Corp.; ∎ Invesco, RIMES Technologies Corp.; ♦ Lipper Inc.

Market conditions and your Fund

During the fiscal year ended February 29, 2024, investment grade municipal bonds returned 5.42%, high yield municipal bonds returned 8.30% and taxable municipal bonds returned 4.78%.1

 At the beginning of the fiscal year, investors were hopeful for the 2023 calendar year, despite ongoing concerns about inflation and interest rates; however, in March, the focus unexpectedly shifted as Silicon Valley Bank collapsed after a bank run, marking the second-largest bank failure in US history. Fears about the health of the global banking system ensued, and demand for perceived safe-haven asset classes increased, driving down Treasury and municipal yields. Although three other bank failures followed, fears of larger systemic instability faded in the following months.

 Debt ceiling concerns dominated most of the second quarter of 2023. The US government could have defaulted on its debt obligations, causing economic fallout across the global economy, had congressional action not been taken in early June. After months of on-and-off negotiations between the White House and congressional leaders, just ahead of the payment deadline, the US Congress passed and President Biden signed into law the Fiscal Responsibility Act, an agreement that suspends the limit on the federal debt ceiling until 2025 in exchange for capping federal spending.

 In its efforts to rein in inflation without harming employment or the overall economy, the Federal Reserve Board (the Fed) continued with its most aggressive monetary policy since the 1980s. The Fed raised the federal funds rate in March, May and July, bringing the target rate to 5.50%.2 However, investor sentiment shifted in early November, as the Fed held interest rates steady and publicly backed away from the rate hike it had sig-

naled for December. Bond yields fell, igniting a rally across the fixed income market, including municipal bonds. The rally continued through November and into December as inflation continued to ease, and US economic growth remained contained. In December, the Fed again left interest rates unchanged and adopted a transitory tone, suggesting to market participants that rate cuts might be coming in 2024.2

 New municipal supply continued at a slow pace as issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. However, 2024 began with the highest tax-exempt supply seen over a January-February period since 2007: $60 billion.1 This skewed the fiscal year’s new issuance total to $388 billion, up 15% from the previous year’s $338 billion.1 Year-to-date 2024 was also constructive in terms of inflows to municipal funds. Following two years of outsized inflows and outflows, the municipal market began its return to a more normalized trend as we finished the fiscal year.3

 As a result of Puerto Rico’s restructuring of $22 billion of general obligation debt in March 2022, marking significant progress towards its long-winded bankruptcy process, the Commonwealth’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% in February 2019 to 17% in March 2022 as the newly restructured bonds reentered the index.1 During the fiscal year, the focus turned to the Puerto Rico Electric and Power Authority (PREPA). As of February 29, 2024, bankruptcy negotiations and U.S. District Court proceedings related to PREPA were ongoing.

 Municipal bonds have a long history of low defaults as many are issued to fund essential services to Americans. This continues to be the case as evidenced by S&P rating changes – during calendar year 2023, S&P’s rating activity was positive, with 949 ratings upgraded versus 278 downgraded, translating to more than three upgrades for every downgrade.4 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures, including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

 We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the economic challenges while identifying marketplace opportunities to add long-term value for shareholders.

 During the fiscal year, overweight allocations to tobacco settlement bonds and the transportation sector contributed to relative return. An overweight exposure to bonds BBB-rated† and above also added to relative performance. On a regional level, bonds domiciled in Colorado contributed to relative performance.

 An overweight allocation to the public power sector detracted from relative performance over the fiscal year. An underweight exposure to lower coupon bonds (5.49% and below) also detracted from relative performance. On a regional level, bonds domiciled in Florida detracted from relative performance.

 During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

2	Invesco High Yield Municipal Fund

 Thank you for investing in Invesco High Yield Municipal Fund and for sharing our long-term investment horizon.

1	Source: Bloomberg LP

2	Source: US Federal Reserve

3	Source: Lipper Inc.

4	Source: Standard & Poor’s

† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

Portfolio manager(s):

Jack Connelly

Tim O’Reilly

Mark Paris

John Schorle

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3	Invesco High Yield Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/14

1	Source: RIMES Technologies Corp.
2	Source: Invesco, RIMES Technologies Corp.
3	Source: Lipper Inc.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco High Yield Municipal Fund

Average Annual Total Returns
As of 2/29/24, including maximum applicable sales charges

Class A Shares
Inception (1/2/86)	5.28%
10 Years	3.36
5 Years	0.73
1 Year	0.68

Class C Shares
Inception (12/10/93)	4.59%
10 Years	3.21
5 Years	0.86
1 Year	3.37

Class Y Shares
Inception (3/1/06)	4.14%
10 Years	4.06
5 Years	1.85
1 Year	5.41

Class R5 Shares
Inception (4/30/12)	3.99%
10 Years	4.05
5 Years	1.85
1 Year	5.52

Class R6 Shares
10 Years	4.03%
5 Years	1.92
1 Year	5.46

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen High Yield Municipal Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen High Yield Municipal Fund (renamed Invesco High Yield Municipal Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had fees not been waived and/or expenses reimbursed currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco High Yield Municipal Fund

Supplemental Information

Invesco High Yield Municipal Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond High Yield Index is an unmanaged index con- sidered representative of municipal bonds that are not rated or are rated below investment grade.
∎

The Custom Invesco High Yield Municipal Index is composed of 80% S&P Municipal Bond High Yield Index and 20% S&P Municipal Bond Investment Grade Index. The S&P Municipal Bond Investment Grade Index is considered representative of investment-grade US municipal bonds.

∎	The Lipper High Yield Municipal Debt Funds Index is an unmanaged index considered representative of high-yield municipal debt funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco High Yield Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	80.34%

General Obligation Bonds	16.64

Other	2.56

Pre-Refunded Bonds	0.46

Top Five Debt Holdings

		% of total net assets

1.	Children’s Trust Fund, Series 2005 A, RB	1.13%

2.	Inland Empire Tobacco Securitization Corp., Series 2007 C-1, RB	0.99

3.	Buckeye Tobacco Settlement Financing Authority, Series 2020 B-2, Ref. RB	0.88

4.	Chicago (City of), IL, Series 2017 A, Ref. GO Bonds	0.85

5.	Nassau County Tobacco Settlement Corp., Series 2006 A-3, RB	0.78

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2024.

7	Invesco High Yield Municipal Fund

Schedule of Investments

February 29, 2024

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–109.81%(a)
Alabama–1.72%
Birmingham (City of), AL Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.75%	06/01/2045	$8,750	$7,679,856

Black Belt Energy Gas District (The);
Series 2022 C-1, RB(b)	5.25%	06/01/2029	18,490	19,493,142

Series 2022 F, RB(b)	5.50%	12/01/2028	4,000	4,251,624

Hoover (City of), AL Industrial Development Board (United States Steel Corp.); Series 2019, RB(c)	5.75%	10/01/2049	10,250	10,599,433

Huntsville (City of), AL Special Care Facilities Financing Authority (Redstone Village);
Series 2007, RB (Acquired 03/25/2020; Cost $945,200)(d)(e)	5.50%	01/01/2028	1,390	792,300

Series 2007, RB (Acquired 04/27/2007-03/25/2019; Cost $18,675,698)(d)(e)	5.50%	01/01/2043	21,290	12,135,300

Series 2008 A, RB (Acquired 06/30/2008-11/12/2009; Cost $4,404,879)(d)(e)	6.88%	01/01/2043	4,470	2,547,900

Series 2011 A, RB (Acquired 09/20/2011; Cost $2,561,987)(d)(e)	7.50%	01/01/2047	2,600	1,482,000

Series 2012 A, RB (Acquired 11/07/2012; Cost $6,575,000)(d)(e)	5.63%	01/01/2042	6,575	3,747,750

Jefferson (County of), AL;
Series 2024, Ref. RB	5.25%	10/01/2049	4,000	4,305,726

Series 2024, Ref. RB	5.50%	10/01/2053	10,000	10,937,408

Lower Alabama Gas District (The); Series 2016 A, RB	5.00%	09/01/2046	1,000	1,085,157

Southeast Alabama Gas Supply District (The) (No. 1); Series 2024 A, Ref. RB(b)	5.00%	04/01/2032	31,000	33,038,244

Southeast Alabama Gas Supply District (The) (No. 2); Series 2024 B, Ref. RB(b)	5.00%	05/01/2032	14,000	14,899,981

Southeast Energy Authority A Cooperative District (No. 3); Series 2022 A-1, RB(b)	5.50%	12/01/2029	3,800	4,069,025

Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR(f)	5.25%	05/01/2044	5,100	5,080,779

				136,145,625

Alaska–0.05%
Northern Tobacco Securitization Corp.; Series 2021 B-2, Ref. RB(g)	0.00%	06/01/2066	29,998	3,897,668

American Samoa–0.19%
American Samoa (Territory of) Economic Development Authority; Series 2015 A, Ref. RB	6.63%	09/01/2035	14,345	14,884,596

Arizona–2.64%
Arizona (State of) Health Facilities Authority (Scottsdale Lincoln Hospital); Series 2014, Ref. RB	5.00%	12/01/2042	4,500	4,509,074

Arizona (State of) Industrial Development Authority (Academies of Math & Science);
Series 2019, RB(f)	5.00%	07/01/2039	1,000	993,585

Series 2022, RB(f)	5.25%	07/01/2052	500	484,211

Arizona (State of) Industrial Development Authority (American Charter Schools Foundation);
Series 2017, Ref. RB(f)	6.00%	07/01/2037	13,265	13,657,452

Series 2017, Ref. RB(f)	6.00%	07/01/2047	15,000	15,255,564

Arizona (State of) Industrial Development Authority (Basis Schools);
Series 2017 A, Ref. RB(f)	5.13%	07/01/2037	1,180	1,188,003

Series 2017 D, Ref. RB(f)	5.00%	07/01/2051	3,300	3,107,772

Series 2017 G, Ref. RB(f)	5.00%	07/01/2037	1,105	1,111,306

Series 2017 G, Ref. RB(f)	5.00%	07/01/2051	1,000	941,749

Arizona (State of) Industrial Development Authority (Benjamin Franklin Charter School);
Series 2023, RB(f)	5.00%	07/01/2043	1,000	968,620

Series 2023, RB(f)	5.25%	07/01/2053	1,000	962,317

Arizona (State of) Industrial Development Authority (Kaizen Education Foundation);
Series 2016, RB(f)	5.70%	07/01/2047	9,730	9,840,816

Series 2016, RB(f)	5.80%	07/01/2052	4,920	4,980,233

Arizona (State of) Industrial Development Authority (Leman Academy of Excellence); Series 2019 A, RB(f)	5.00%	07/01/2049	4,000	3,685,712

Arizona (State of) Industrial Development Authority (Leman Academy-Parker Colorado);
Series 2019, RB(f)	5.00%	07/01/2039	2,635	2,568,746

Series 2019, RB(f)	5.00%	07/01/2054	6,210	5,652,008

Arizona (State of) Industrial Development Authority (Linder Village); Series 2020, RB(f)	5.00%	06/01/2031	5,670	5,765,436

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Arizona (State of) Industrial Development Authority (Mater Academy of Nevada Mountain Vista Campus Project);
Series 2018 A, RB(f)	5.25%	12/15/2038	$1,015	$1,022,216

Series 2018 A, RB(f)	5.50%	12/15/2048	3,265	3,271,363

Arizona (State of) Industrial Development Authority (Phoenix Children’s Hospital); Series 2020 A, RB(h)	4.00%	02/01/2050	15,285	14,516,239

Glendale (City of), AZ Industrial Development Authority (Sun Health Services); Series 2019 A, Ref. RB	5.00%	11/15/2048	7,000	6,955,630

Glendale (City of), AZ Industrial Development Authority (Terraces of Phoenix); Series 2018 A, Ref. RB	5.00%	07/01/2048	1,500	1,337,316

Glendale (City of), AZ Industrial Development Authority (The Beatitudes Campus);
Series 2017, Ref. RB	4.00%	11/15/2027	1,935	1,840,196

Series 2017, Ref. RB	5.00%	11/15/2036	2,195	1,999,850

Series 2017, Ref. RB	5.00%	11/15/2040	3,985	3,450,520

Series 2017, Ref. RB	5.00%	11/15/2045	4,695	3,857,935

Series 2018, RB	5.00%	11/15/2053	5,970	4,687,661

Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2019, Ref. RB(f)	5.00%	07/01/2054	950	903,044

Maricopa (County of), AZ Industrial Development Authority (Paradise Schools);
Series 2016, Ref. RB(f)	5.00%	07/01/2036	2,475	2,494,806

Series 2016, Ref. RB(f)	5.00%	07/01/2047	1,525	1,489,991

Maricopa (County of), AZ Industrial Development Authority (Valley Christian Schools);
Series 2023, RB(f)	6.00%	07/01/2043	1,885	1,927,519

Series 2023, RB(f)	6.25%	07/01/2053	1,900	1,934,489

Series 2023, RB(f)	6.38%	07/01/2058	1,250	1,276,873

Phoenix (City of), AZ Industrial Development Authority (Basis Schools);
Series 2015, Ref. RB(f)	5.00%	07/01/2045	3,515	3,407,220

Series 2016 A, Ref. RB(f)	5.00%	07/01/2046	2,125	2,044,418

Series 2016 A, Ref. RB(f)	5.00%	07/01/2046	1,600	1,539,326

Phoenix (City of), AZ Industrial Development Authority (Legacy Traditional Schools);
Series 2014 A, RB(f)	6.75%	07/01/2044	5,250	5,279,757

Series 2015, Ref. RB(f)	5.00%	07/01/2045	1,845	1,809,276

Phoenix (City of), AZ Industrial Development Authority (The) (Overland Crossing); Series 2022, RB(f)	9.50%	04/01/2052	7,900	7,080,879

Pima (County of), AZ Industrial Development Authority (Acclaim Charter School);
Series 2006, RB	5.70%	12/01/2026	795	779,949

Series 2006, RB	5.80%	12/01/2036	4,385	3,976,482

Pima (County of), AZ Industrial Development Authority (American Leadership Academy);
Series 2015, Ref. RB(f)	5.38%	06/15/2035	2,370	2,391,824

Series 2015, Ref. RB(f)	5.63%	06/15/2045	3,500	3,511,441

Series 2019, Ref. RB(f)	5.00%	06/15/2052	6,050	5,626,243

Series 2022, Ref. RB(f)	4.00%	06/15/2051	8,800	6,860,698

Pima (County of), AZ Industrial Development Authority (Career Success Schools);
Series 2020, Ref. RB(f)	5.50%	05/01/2040	1,125	1,106,010

Series 2020, Ref. RB(f)	5.75%	05/01/2050	5,000	4,926,409

Pima (County of), AZ Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. RB	7.25%	05/01/2044	3,000	3,008,615

Pima (County of), AZ Industrial Development Authority (Imagine East Mesa Charter Schools); Series 2019, RB(f)	5.00%	07/01/2049	1,500	1,392,237

Pima (County of), AZ Industrial Development Authority (Premier Charter High School);
Series 2016 A, Ref. RB(f)	7.00%	07/01/2045	3,077	2,764,207

Series 2016 B, Ref. RB(i)	2.07%	07/01/2045	1,735	433,839

Series 2016 C, Ref. RB(i)	2.07%	07/01/2045	1,036	10,355

Pima (County of), AZ Industrial Development Authority (Riverbend Prep); Series 2010, RB(f)	7.00%	09/01/2037	3,107	3,107,615

Pima (County of), AZ Industrial Development Authority (Tucson Medical Center); Series 2021, Ref. RB	3.00%	04/01/2051	2,000	1,430,893

Salt River Project Agricultural Improvement & Power District; Series 2023 B, RB	5.25%	01/01/2053	12,000	13,430,520

Sundance Community Facilities District (Assessment District No. 3); Series 2004, RB	6.50%	07/01/2029	82	82,091

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Tempe (City of), AZ Industrial Development Authority (Mirabella at ASU);
Series 2017 A, RB(f)	6.13%	10/01/2047	$2,800	$1,750,570

Series 2017 A, RB(f)	6.13%	10/01/2052	2,800	1,694,066

				208,083,192

Arkansas–0.41%
Arkansas (State of) Development Finance Authority (Green Bonds); Series 2022, RB(c)	5.45%	09/01/2052	20,090	20,496,483

Arkansas (State of) Development Finance Authority (U.S. Steel Corp.) (Green Bonds); Series 2023, RB(c)	5.70%	05/01/2053	11,500	11,922,554

				32,419,037

California–11.76%
Antelope Valley Community College District; Series 2022, GO Bonds (INS - AGM)(h)(j)(k)	3.00%	08/01/2050	10,000	7,894,697

Bay Area Toll Authority (San Francisco Bay Area);
Series 2019 S-8, Ref. RB	3.00%	04/01/2054	5,000	3,793,245

Series 2023 F-2, RB(h)	4.13%	04/01/2054	10,000	10,014,880

Brentwood Union School District (Election of 2016); Series 2022, GO Bonds	5.25%	08/01/2052	4,250	4,728,450

California (State of);
Series 2005 B, VRD GO Bonds (LOC - Mufg Union Bank N.A.)(l)(m)	2.85%	05/01/2040	55,000	55,000,000

Series 2020, GO Bonds (INS - BAM)(j)	3.00%	03/01/2046	8,195	6,872,798

Series 2020, GO Bonds (INS - BAM)(j)	3.00%	03/01/2050	4,000	3,223,792

Series 2023, GO Bonds(h)	5.25%	09/01/2053	15,000	17,136,855

California (State of) Community Choice Financing Authority (Clean Energy); Series 2024, RB(b)	5.00%	04/01/2032	25,000	26,850,157

California (State of) Community Choice Financing Authority (Green Bonds); Series 2023 C, RB(b)	5.25%	10/01/2031	4,250	4,498,501

California (State of) County Tobacco Securitization Agency (Los Angeles County Securitization Corp.); Series 2020 B-2, Ref. RB(g)	0.00%	06/01/2055	12,780	2,463,189

California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2006 A, RB(g)	0.00%	06/01/2046	25,000	6,874,105

California (State of) Educational Facilities Authority (Stanford University); Series 2014 U-6, RB(h)	5.00%	05/01/2045	15,000	18,430,545

California (State of) Health Facilities Financing Authority (Adventist Health System); Series 2023, VRD Ref. RB(l)	2.85%	03/01/2041	8,700	8,700,000

California (State of) Health Facilities Financing Authority (Kaiser Permanente); Subseries 2017 A-2, RB(h)	5.00%	11/01/2047	10,000	11,878,900

California (State of) Infrastructure & Economic Development Bank (Brightline West Passenger Rail); Series 2020, RB(b)(c)(f)	8.00%	08/15/2024	26,000	26,447,028

California (State of) Municipal Finance Authority (Eisenhower Medical Centers); Series 2017 A, Ref. RB	5.00%	07/01/2047	9,635	9,740,142

California (State of) Municipal Finance Authority (Goodwill Industries of Sacramento & Nevada);
Series 2012, RB(f)	6.63%	01/01/2032	760	747,658

Series 2012, RB(f)	6.88%	01/01/2042	1,465	1,399,391

California (State of) Municipal Finance Authority (Linxs APM); Series 2018 A, RB(c)	5.00%	12/31/2047	3,560	3,559,760

California (State of) Municipal Finance Authority (Palomar Health); Series 2022 A, Ref. COP (INS - AGM)(j)	5.25%	11/01/2052	3,000	3,365,238

California (State of) Pollution Control Financing Authority;
Series 2012, RB(c)(f)	5.00%	07/01/2037	13,500	13,512,933

Series 2012, RB(c)(f)	5.00%	11/21/2045	18,260	18,269,822

California (State of) Pollution Control Financing Authority (Aemerge Redpak Services Southern California LLC); Series 2016, RB (Acquired 01/22/2016-09/26/2017; Cost $9,847,500)(c)(d)(e)(f)	7.00%	12/01/2027	9,925	992,500

California (State of) Public Finance Authority (Enso Village) (Green Bonds);
Series 2021, RB(f)	5.00%	11/15/2046	2,000	1,746,901

Series 2021, RB(f)	5.00%	11/15/2051	1,735	1,475,081

Series 2021, RB(f)	5.00%	11/15/2056	1,160	968,679

California (State of) Public Finance Authority (Excelsior Charter Schools);
Series 2020 A, RB(f)	5.00%	06/15/2050	1,540	1,437,560

Series 2020 A, RB(f)	5.00%	06/15/2055	1,030	949,118

California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, RB	6.40%	07/01/2048	3,000	3,002,783

California (State of) School Finance Authority (Aspire Public Schools Obligated Group);
Series 2020 A, RB(f)	5.00%	08/01/2050	1,200	1,205,274

Series 2022, RB(f)	5.00%	08/01/2052	1,000	1,002,692

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) School Finance Authority (Green Dot Public Schools);
Series 2022, Ref. RB(f)	5.00%	08/01/2032	$700	$735,758

Series 2022, Ref. RB(f)	5.38%	08/01/2042	1,150	1,208,119

Series 2022, Ref. RB(f)	5.75%	08/01/2052	1,160	1,224,758

California (State of) School Finance Authority (New Designs Charter School); Series 2012 A, RB	5.50%	06/01/2042	5,000	5,001,126

California (State of) School Finance Authority (TEACH Public Schools); Series 2019 A, RB(f)	5.00%	06/01/2058	500	463,040

California (State of) Statewide Communities Development Authority; Series 2022, RB (INS - AGM)(h)(j)	5.38%	08/15/2057	10,000	11,011,160

California (State of) Statewide Communities Development Authority (California Baptist University); Series 2014 A, RB(f)	6.13%	11/01/2033	2,060	2,063,588

California (State of) Statewide Communities Development Authority (Creative Child Care & Team Charter); Series 2015, RB(f)	6.75%	06/01/2045	6,505	6,467,809

California (State of) Statewide Communities Development Authority (Emanate Health); Series 2020 A, RB	3.00%	04/01/2050	5,000	3,755,455

California (State of) Statewide Communities Development Authority (Enloe Medical Center); Series 2022 A, RB (INS - AGM)(j)	5.25%	08/15/2052	2,000	2,189,646

California (State of) Statewide Communities Development Authority (Eskaton Properties, Inc.); Series 2012, RB	5.25%	11/15/2034	4,150	4,150,637

California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2016 A, RB(f)	5.00%	12/01/2046	6,630	6,558,629

Series 2016 A, RB(f)	5.25%	12/01/2056	25,000	25,115,892

Series 2018 A, RB(f)	5.50%	12/01/2058	24,340	24,756,219

Series 2018, RB(f)	5.25%	12/01/2043	500	511,274

California (State of) Statewide Financing Authority (Pooled Tobacco Securitization Program);
Series 2002, RB	6.00%	05/01/2043	15,000	15,312,996

Series 2006 A, RB(g)	0.00%	06/01/2046	181,950	46,292,174

Series 2006 C, RB(f)(g)	0.00%	06/01/2055	211,450	12,281,227

California School Facilities Financing Authority; Series 2010, RB (INS - AGM)(g)(j)	0.00%	08/01/2049	29,405	8,382,754

Fairfield (City of), CA Community Facilities District No. 2007-1 (Fairfield Commons);
Series 2008, RB	6.75%	09/01/2028	2,550	2,593,127

Series 2008, RB	6.88%	09/01/2038	4,440	4,516,465

Foothill-Eastern Transportation Corridor Agency;
Series 2014 A, Ref. RB (INS - AGM)(g)(j)	0.00%	01/15/2036	45,000	29,431,647

Series 2014 A, Ref. RB	6.85%	01/15/2042	5,000	6,074,627

Golden State Tobacco Securitization Corp.; Series 2021 B-2, Ref. RB(g)	0.00%	06/01/2066	453,053	51,572,246

Inland Empire Tobacco Securitization Corp.;
Series 2007 C-1, RB(g)	0.00%	06/01/2036	173,915	78,320,846

Series 2007 D, RB(g)	0.00%	06/01/2057	46,635	4,047,260

Series 2007 F, RB(f)(g)	0.00%	06/01/2057	99,650	6,485,710

Irvine Facilities Financing Authority (Irvine Great Park Infrastructure); Series 2023 A, RB (INS - BAM)(j)	4.00%	09/01/2058	3,500	3,464,505

Long Beach (City of), CA; Series 2022 C, RB (INS - AGM)(c)(j)	5.25%	06/01/2047	1,750	1,883,104

Long Beach Community College District (Election of 2008); Series 2012 B, GO Bonds(n)	4.75%	08/01/2049	12,000	8,230,944

Los Angeles (City of), CA Department of Airports; Series 2021 A, Ref. RB(c)(h)(k)	5.00%	05/15/2051	5,000	5,233,435

Los Angeles (City of), CA Department of Airports (Green Bonds); Series 2022 G, RB(c)	4.00%	05/15/2047	3,000	2,894,236

Los Angeles (City of), CA Department of Airports (Los Angeles International Airport) (Green Bonds);
Series 2023, Ref. RB(c)	4.13%	05/15/2043	500	495,971

Series 2023, Ref. RB(c)	5.25%	05/15/2048	7,315	7,950,993

Los Angeles (City of), CA Department of Water & Power; Series 2002 A, Ref. VRD RB(l)	2.90%	07/01/2035	12,275	12,275,000

Sacramento (County of), CA (Metro Air Park Community); Series 2022, Ref. RB	5.00%	09/01/2042	1,000	1,021,398

San Bernardino City Unified School District;
Series 2011 D, GO Bonds (INS - AGM)(g)(j)	0.00%	08/01/2036	7,650	4,920,249

Series 2011 D, GO Bonds (INS - AGM)(g)(j)	0.00%	08/01/2037	13,130	8,021,930

Series 2011 D, GO Bonds (INS - AGM)(g)(j)	0.00%	08/01/2038	13,515	7,813,654

Series 2011 D, GO Bonds (INS - AGM)(g)(j)	0.00%	08/01/2039	13,895	7,625,659

Series 2011 D, GO Bonds (INS - AGM)(g)(j)	0.00%	08/01/2040	14,280	7,414,656

Series 2011 D, GO Bonds (INS - AGM)(g)(j)	0.00%	08/01/2041	14,080	6,920,972

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
San Diego (County of), CA Regional Airport Authority;
Series 2021 B, RB(c)	4.00%	07/01/2056	$2,660	$2,436,611

Series 2021 B, RB(c)	5.00%	07/01/2056	13,970	14,440,659

Series 2023 B, RB(c)	5.00%	07/01/2053	36,405	38,101,069

San Diego Unified School District (Election of 2008); Series 2012 E, GO Bonds(n)	5.25%	07/01/2042	10,000	7,826,160

San Francisco (City & County of), CA Airport Commission; Second Series 2023 C, Ref. RB(c)	5.75%	05/01/2048	10,000	11,253,037

San Francisco (City & County of), CA Airport Commission (San Francisco International Airport);
Second Series 2022 A, Ref. RB(c)	5.00%	05/01/2052	1,435	1,497,384

Series 2019 E, RB(c)	5.00%	05/01/2050	13,040	13,447,299

San Francisco (City & County of), CA Community Facilities District No. 2014-1 (Transbay Transit Center); Series 2022 A, RB	5.00%	09/01/2052	1,025	1,076,321

San Francisco (City of), CA Bay Area Rapid Transit District; Series 2022, GO Bonds (INS - AGM)(h)(j)(k)	3.00%	08/01/2050	16,770	13,443,486

San Jose (City of), CA (Helzer Courts Apartments); Series 1999 A, RB(c)	6.40%	12/01/2041	12,758	12,623,189

San Luis Coastal Unified School District (Election of 2022); Series 2023 A, GO Bonds	4.00%	08/01/2049	10,000	10,031,896

Santa Rosa Elementary School District (Election of 2022); Series 2023 A, GO Bonds	4.00%	08/01/2053	2,700	2,722,328

Santa Rosa High School District (Election of 2022);
Series 2023 A, GO Bonds	4.00%	08/01/2046	3,500	3,577,561

Series 2023 A, GO Bonds	4.00%	08/01/2049	4,000	4,055,675

Savanna School District (Election of 2008); Series 2012 B, GO Bonds (INS - AGM)(j)(n)	6.75%	02/01/2052	7,500	6,125,182

Silicon Valley Tobacco Securitization Authority (Santa Clara);
Series 2007 A, RB(g)	0.00%	06/01/2036	10,000	5,122,394

Series 2007 A, RB(g)	0.00%	06/01/2047	20,000	5,416,624

Southern California Logistics Airport Authority;
Series 2007, RB	6.15%	12/01/2043	4,400	4,422,681

Series 2008 A, RB	6.00%	12/01/2033	1,475	1,482,603

Series 2008 A, RB(g)	0.00%	12/01/2045	18,085	3,815,450

Series 2008 A, RB(g)	0.00%	12/01/2046	18,085	3,542,282

Series 2008 A, RB(g)	0.00%	12/01/2047	18,085	3,285,357

Series 2008 A, RB(g)	0.00%	12/01/2048	18,085	3,045,852

Series 2008 A, RB(g)	0.00%	12/01/2049	18,085	2,822,569

Series 2008 A, RB(g)	0.00%	12/01/2050	18,085	2,614,742

Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.);
Series 2006, RB(g)	0.00%	06/01/2046	31,025	6,716,072

Series 2019, Ref. RB(g)	0.00%	06/01/2054	19,300	3,749,004

Vallejo (City of), CA Public Financing Authority (Hiddenbrooke Improvement District); Series 2004 A, RB	5.80%	09/01/2031	3,015	3,049,945

Ventura Unified School District (Election of 2022); Series 2022 A, GO Bonds(h)	4.00%	08/01/2052	10,000	10,048,990

Washington Township Health Care District (Election of 2020); Series 2023 B, GO Bonds	5.50%	08/01/2053	1,500	1,697,113

				928,363,104

Colorado–11.80%
3rd and Havana Metropolitan District;
Series 2020 A, GO Bonds	5.25%	12/01/2049	3,200	2,774,462

Series 2020 B, GO Bonds	7.75%	12/15/2049	1,925	1,799,170

64th Ave ARI Authority; Series 2020, RB	6.50%	12/01/2043	14,000	14,008,858

Aberdeen Metropolitan District No. 2; Series 2021, Ref. GO Bonds(n)	5.75%	12/01/2051	6,055	4,287,116

Amber Creek Metropolitan District; Series 2017 B, GO Bonds	7.75%	12/15/2047	463	426,052

Aurora Crossroads Metropolitan District No. 2;
Series 2020 B, GO Bonds	7.75%	12/15/2050	3,500	3,364,028

Series 2023 C, GO Bonds	8.00%	12/15/2053	6,653	6,177,786

Aurora Highlands Community Authority Board; Series 2021 A, Ref. RB	5.75%	12/01/2051	40,000	37,307,720

Banning Lewis Ranch Metropolitan District No. 4;
Series 2018 A, GO Bonds	5.75%	12/01/2048	4,954	4,995,887

Series 2018 B, GO Bonds	8.00%	12/15/2048	2,063	2,031,184

Series 2018 C, GO Bonds	8.00%	12/15/2051	4,134	3,493,529

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Banning Lewis Ranch Metropolitan District No. 5;
Series 2018 A, GO Bonds	5.75%	12/01/2048	$2,195	$2,213,559

Series 2018 B, GO Bonds	8.00%	12/15/2048	511	503,119

Series 2018 C, GO Bonds	8.00%	12/15/2051	1,942	1,637,895

Banning Lewis Ranch Metropolitan District No. 8; Series 2021, GO Bonds(f)	4.88%	12/01/2051	4,500	3,557,776

Banning Lewis Ranch Regional Metropolitan District No. 1;
Series 2018 A, GO Bonds	5.38%	12/01/2048	2,500	2,501,339

Series 2018 B, GO Bonds	7.75%	12/15/2041	630	623,316

Series 2018 C, GO Bonds	8.00%	12/15/2041	1,801	1,545,963

Banning Lewis Ranch Regional Metropolitan District No. 2; Series 2021, GO Bonds	5.75%	12/01/2051	5,190	4,733,671

Base Village Metropolitan District No. 2; Series 2016 B, Ref. GO Bonds	6.50%	12/15/2048	2,830	1,874,398

Baseline Metropolitan District No. 1;
Series 2018 A-1, RB	5.38%	12/01/2034	5,567	5,688,093

Series 2018 A-1, RB	5.75%	12/01/2048	3,850	3,902,106

Series 2018 A-2, RB	5.50%	12/01/2034	8,340	8,547,997

Series 2018 A-2, RB	5.85%	12/01/2048	9,000	9,144,511

Series 2021 B, GO Bonds	7.50%	12/15/2051	2,195	2,064,642

Belford North Metropolitan District; Series 2020 B, GO Bonds	8.50%	12/15/2050	6,500	6,268,877

Bella Mesa Metropolitan District; Series 2020 A, GO Bonds(f)(n)	6.75%	12/01/2049	3,785	3,385,672

Bennett Ranch Metropolitan District No. 1; Series 2021 B, GO Bonds	7.50%	12/15/2051	1,221	1,138,340

Berthoud-Heritage Metropolitan District No. 1; Series 2019, RB	5.63%	12/01/2048	10,000	10,012,148

Berthoud-Heritage Metropolitan District No. 10; Series 2022 B, GO Bonds	8.00%	12/15/2052	6,840	6,542,578

Brighton Crossing Metropolitan District No. 4; Series 2017 B, GO Bonds	7.00%	12/15/2047	670	641,029

Broadway Station Metropolitan District No. 2; Series 2019 B, GO Bonds(n)	7.50%	12/01/2048	7,075	5,169,698

Broadway Station Metropolitan District No. 3; Series 2019 B, GO Bonds(n)	7.50%	12/01/2049	30,465	19,762,487

Buffalo Highlands Metropolitan District;
Series 2018 A, GO Bonds	5.25%	12/01/2038	999	1,000,185

Series 2018 A, GO Bonds	5.38%	12/01/2048	1,750	1,718,087

Series 2018 B, GO Bonds	7.63%	12/15/2046	1,226	1,179,174

Buffalo Ridge Metropolitan District; Series 2018 B, GO Bonds	7.38%	12/15/2047	1,438	1,429,545

Canyon Pines Metropolitan District; Series 2021 A-1, GO Bonds	5.25%	12/01/2051	6,995	6,262,100

Canyons Metropolitan District No. 5;
Series 2016, GO Bonds	7.00%	12/15/2057	10,116	7,187,944

Series 2017 A, Ref. GO Bonds	6.00%	12/01/2037	1,750	1,754,335

Series 2017 A, Ref. GO Bonds	6.13%	12/01/2047	4,735	4,749,846

Series 2017 B, GO Bonds	8.00%	12/15/2047	3,500	3,391,485

Cascade Ridge Metropolitan District; Series 2021, GO Bonds	5.00%	12/01/2051	3,000	2,607,478

Centerra Metropolitan District No. 1 (In the City of Loveland); Series 2017, RB(f)	5.00%	12/01/2047	500	467,287

Chambers Highpoint Metropolitan District No. 2;
Series 2021, GO Bonds	5.00%	12/01/2041	520	470,092

Series 2021, GO Bonds	5.00%	12/01/2051	835	708,357

Citadel on Colfax Business Improvement District;
Series 2020 A, RB	5.35%	12/01/2050	2,900	2,692,426

Series 2020 B, RB	7.88%	12/15/2050	465	441,191

City Center West Commercial Metropolitan District;
Series 2020 A, Ref. GO Bonds	7.00%	12/01/2049	3,982	3,998,769

Series 2020 B, GO Bonds	9.00%	12/15/2049	581	581,955

City Center West Residential Metropolitan District No. 2; Series 2019 B, GO Bonds	7.75%	12/15/2049	1,425	1,353,282

Clear Creek Transit Metropolitan District No. 2; Series 2021 B, GO Bonds	7.90%	12/15/2050	1,160	1,082,719

Colliers Hill Metropolitan District No. 1;
Series 2019 B, Ref. GO Bonds	8.00%	12/15/2048	2,494	2,399,533

Series 2021 C, GO Bonds	7.25%	12/15/2049	2,350	2,144,513

Colliers Hill Metropolitan District No. 2;
Series 2022 B-2, GO Bonds	7.63%	12/15/2042	5,782	5,443,640

Series 2022, Ref. GO Bonds	5.75%	12/15/2047	2,995	2,931,005

Colorado (State of) Educational & Cultural Facilities Authority (Community Leadership Academy);
Series 2008, RB	6.25%	07/01/2028	990	991,108

Series 2008, RB	6.50%	07/01/2038	1,000	1,000,733

Series 2013, RB	7.45%	08/01/2048	2,245	2,247,493

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Colorado (State of) Health Facilities Authority (Aberdeen Ridge); Series 2021 A, RB	5.00%	05/15/2044	$3,750	$2,600,212

Colorado (State of) Health Facilities Authority (CommonSpirit Health);
Series 2022, RB	5.50%	11/01/2047	7,250	7,915,079

Series 2022, RB	5.25%	11/01/2052	4,500	4,770,396

Colorado (State of) Health Facilities Authority (Sunny Vista Living Center);
Series 2015 A, Ref. RB(f)	5.75%	12/01/2035	1,650	1,237,593

Series 2015 A, Ref. RB(f)	6.13%	12/01/2045	2,300	1,581,810

Series 2015 A, Ref. RB(f)	6.25%	12/01/2050	4,070	2,757,610

Colorado (State of) Health Facilities Authority (Volunteers of America Care);
Series 2007 A, RB	5.25%	07/01/2027	2,690	2,539,298

Series 2007 A, RB	5.30%	07/01/2037	1,920	1,542,753

Colorado (State of) International Center Metropolitan District No. 14;
Series 2018, GO Bonds	5.88%	12/01/2046	13,500	13,538,331

Series 2022, GO Bonds	7.50%	12/15/2051	15,000	14,235,661

Colorado (State of) International Center Metropolitan District No. 4;
Series 2019 A, Ref. GO Bonds(n)	6.00%	12/01/2047	30,920	27,116,200

Series 2019 A-2, GO Bonds(n)	6.25%	12/01/2048	15,075	14,470,149

Series 2019 B-2, GO Bonds	8.75%	12/15/2048	1,997	1,973,661

Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3); Series 2020 A, Ref. RB	4.00%	07/15/2038	350	355,856

Colorado Crossing Metropolitan District No. 2; Series 2020 B, GO Bonds(f)	7.50%	12/15/2050	3,495	3,194,550

Conestoga Metropolitan District No. 2; Series 2021 A, GO Bonds	5.25%	12/01/2051	1,625	1,493,325

Cottonwood Highlands Metropolitan District No. 1; Series 2019 B, GO Bonds	8.75%	12/15/2049	2,095	2,093,504

Cottonwood Hollow Residential Metropolitan District; Series 2021, GO Bonds	5.00%	12/01/2051	15,824	13,361,320

Creekside Village Metropolitan District; Series 2019, GO Bonds	7.75%	12/15/2049	569	539,209

Crossroads Metropolitan District No. 1; Series 2022, GO Bonds	6.50%	12/01/2051	9,000	8,981,571

Crowfoot Valley Ranch Metropolitan District No. 2;
Series 2018 A, GO Bonds	5.63%	12/01/2038	3,555	3,582,027

Series 2018 A, GO Bonds	5.75%	12/01/2048	10,415	10,434,783

Series 2018 B, GO Bonds	8.00%	12/15/2048	1,630	1,569,894

Deer Creek Villas Metropolitan District; Series 2022 B, GO Bonds	7.75%	12/15/2055	650	613,794

Denver (City & County of), CO;
Series 2018 A, RB(c)(h)	5.00%	12/01/2048	10,000	10,286,080

Series 2018 A-1, RB	5.00%	08/01/2048	19,000	19,440,969

Series 2021 A, RB(h)	4.00%	08/01/2051	17,350	16,875,602

Series 2022 A, RB(c)	5.00%	11/15/2047	15,180	16,067,670

Series 2022 A, RB(c)	4.13%	11/15/2053	5,000	4,729,363

Series 2022 A, RB(c)	5.50%	11/15/2053	9,255	10,126,872

Series 2022, RB(c)(h)(k)	5.00%	11/15/2042	4,000	4,315,084

Series 2022, RB(c)(h)(k)	5.75%	11/15/2045	8,000	9,059,816

Denver (City & County of), CO (United Airlines, Inc.); Series 2017, Ref. RB(c)	5.00%	10/01/2032	30,840	30,837,786

Denver (City & County of), CO Airport System; Series 2022 D, RB(c)(h)(k)	5.00%	11/15/2053	26,000	27,239,888

Denver (City & County of), CO Convention Center Hotel Authority;
Series 2016, Ref. RB	5.00%	12/01/2032	1,000	1,023,762

Series 2016, Ref. RB	5.00%	12/01/2040	250	251,834

Denver Gateway Center Metropolitan District; Series 2018 B, GO Bonds	7.88%	12/15/2048	1,855	1,698,051

Denver International Business Center Metropolitan District No. 1; Series 2019 B, GO Bonds	6.00%	12/01/2048	2,300	2,321,200

Elbert & Highway 86 Commercial Metropolitan District; Series 2021 B, GO Bonds(f)	8.00%	12/15/2051	1,905	1,762,805

Elevation Park Metropolitan District; Series 2021, GO Bonds	4.25%	12/01/2051	2,455	1,884,446

Erie Commons Metropolitan District No. 2; Series 2019 B, Ref. GO Bonds	6.95%	12/15/2054	3,100	2,958,071

Erie Highlands Metropolitan District No. 2; Series 2018 C, GO Bonds	8.00%	12/15/2052	3,600	3,038,288

Evan’s Place Metropolitan District; Series 2020 A, GO Bonds	5.00%	12/01/2040	550	537,336

Flying Horse Metropolitan District No. 3; Series 2019, Ref. GO Bonds(f)	6.00%	12/01/2049	2,970	2,934,777

Forest Trace Metropolitan District No 3; Series 2023 B, GO Bonds(f)	9.00%	12/15/2047	1,046	1,064,515

Forest Trace Metropolitan District No. 3; Series 2020 B, GO Bonds	7.88%	12/15/2049	933	937,450

Fourth North Business Improvement District; Series 2022 B, RB	8.13%	12/15/2052	4,525	4,601,847

Gardens at East Iliff Metropolitan District; Series 2019 B, GO Bonds	8.50%	12/15/2049	680	658,312

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Gardens on Havana Metropolitan District No. 3 (The);
Series 2017 A, RB	5.13%	12/01/2037	$1,070	$1,071,736

Series 2017 A, RB	5.25%	12/01/2047	1,015	975,514

Series 2017 B, RB	7.75%	12/15/2047	996	969,772

Granby Ranch Metropolitan District; Series 2018, Ref. GO Bonds(f)	5.50%	12/01/2052	5,490	5,381,603

Hance Ranch Metropolitan District;
Series 2020, GO Bonds	5.00%	12/01/2040	565	535,657

Series 2020, GO Bonds	5.13%	12/01/2050	1,810	1,648,549

Haskins Station Metropolitan District; Series 2019 B, GO Bonds	8.75%	12/15/2049	1,328	1,266,290

Hess Ranch Metropolitan District No. 6;
Series 2020 A-2, GO Bonds(n)	5.75%	12/01/2049	9,000	7,089,303

Series 2020 B, GO Bonds	8.00%	12/15/2049	4,683	4,392,191

Series 2022 C, GO Bonds(f)	8.25%	12/15/2052	15,569	14,326,605

Highlands Metropolitan District No. 1; Series 2021, GO Bonds	5.00%	12/01/2051	575	492,537

Home Place Metropolitan District; Series 2020 B, GO Bonds	8.25%	12/15/2050	834	805,426

Homestead Hills Metropolitan District; Series 2020 B, GO Bonds	8.00%	12/15/2050	722	705,020

Independence Metropolitan District No. 3;
Series 2019 A, GO Bonds	6.25%	12/01/2049	8,095	7,794,014

Series 2019 B, GO Bonds	9.00%	12/15/2049	4,230	4,140,290

Series 2021, GO Bonds	9.00%	12/15/2049	8,405	8,226,747

Independence Water & Sanitation District; Series 2019, RB	7.25%	12/01/2038	4,402	4,545,790

Jefferson (County of), CO Center Metropolitan District No. 1; Series 2020 B, Ref. RB	5.75%	12/15/2050	6,909	6,907,788

Johnstown Farms East Metropolitan District; Series 2021, GO Bonds	5.00%	12/01/2051	2,562	2,239,201

Johnstown Village Metropolitan District No. 2; Series 2020 B, GO Bonds(f)	7.75%	12/15/2050	711	675,996

Jones District Community Authority Board; Series 2020 A, RB(n)	5.75%	12/01/2050	6,815	6,203,299

Kinston Metropolitan District No. 5; Series 2020 B, GO Bonds	7.50%	12/15/2052	3,800	3,534,594

Lake Bluff Metropolitan District No. 2; Series 2021, Ref. GO Bonds	5.25%	12/01/2051	12,086	10,529,555

Lakes at Centerra Metropolitan District No. 2; Series 2018 B, GO Bonds	7.63%	12/15/2047	1,795	1,755,433

Lanterns Rock Creek Metropolitan District; Series 2020, GO Bonds	6.25%	08/01/2045	1,495	1,437,823

Liberty Draw Metropolitan District No. 6; Series 2023, GO Bonds	7.25%	12/01/2053	2,740	2,791,961

Lowell Metropolitan District; Series 2023 B-3, Ref. GO Bonds	8.50%	12/15/2052	1,831	1,852,115

Mayberry Springs Community Authority; Series 2021 B, RB	8.00%	04/15/2051	3,351	3,130,497

Mayfield Metropolitan District;
Series 2020 A, GO Bonds	5.75%	12/01/2050	1,190	1,195,035

Series 2020 B, GO Bonds	8.25%	12/15/2050	622	614,764

Series 2020 C, GO Bonds	3.00%	12/15/2050	767	292,164

Meadowbrook Crossing Metropolitan District; Series 2020 B, Ref. GO Bonds(f)	7.75%	12/15/2049	494	468,136

Meadowlark Metropolitan District; Series 2020 B, GO Bonds	7.63%	12/15/2050	607	578,380

Midtown Clear Creek Metropolitan District; Series 2023 B, Ref. GO Bonds	8.00%	12/15/2053	790	816,729

Mirabelle Metropolitan District No. 2; Series 2020 B, GO Bonds	7.38%	12/15/2049	1,473	1,388,057

Montrose (County of), CO (The Homestead at Montrose, Inc.);
Series 2003 A, RB	7.00%	02/01/2025	285	283,617

Series 2003 A, RB	7.00%	02/01/2038	6,200	5,738,396

Morgan Hill Metropolitan District No. 3; Series 2021 B, GO Bonds	6.38%	12/15/2051	1,460	1,390,561

Murphy Creek Metropolitan District No. 5;
Series 2022 A, GO Bonds	6.00%	12/01/2052	3,000	3,017,748

Series 2022 B, GO Bonds	9.25%	12/15/2052	3,532	3,542,697

Neu Town Metropolitan District; Series 2018 B, Ref. GO Bonds	7.75%	12/15/2046	2,285	2,208,818

North Holly Metropolitan District;
Series 2018 A, GO Bonds	5.50%	12/01/2048	1,260	1,260,193

Series 2018 B, GO Bonds	7.88%	12/15/2048	1,015	992,308

Series 2018 C, GO Bonds	8.00%	12/15/2050	1,614	1,292,222

North Range Metropolitan District No. 2;
Series 2017 A, Ref. GO Bonds	5.63%	12/01/2037	3,197	3,236,480

Series 2017 A, Ref. GO Bonds	5.75%	12/01/2047	4,885	4,932,300

Series 2017 B, GO Bonds	7.75%	12/15/2047	2,377	2,389,400

Painted Prairie Metropolitain District No. 2; Series 2018, GO Bonds	5.25%	12/01/2048	2,962	2,816,131

Palisade Metropolitan District No. 2; Series 2019, GO Bonds	7.25%	12/15/2049	3,712	3,525,061

Peak Metropolitan District No. 1; Series 2021 B, GO Bonds(f)	7.63%	12/15/2051	1,652	1,543,905

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Promontory Metropolitan District No. 3; Series 2020 A, GO Bonds	6.25%	12/01/2050	$1,021	$969,714
Pronghorn Valley Metropolitan District; Series 2021 B, GO Bonds	7.25%	12/15/2051	500	460,174
Pueblo Urban Renewal Authority (Evraz); Series 2021, RB(f)	4.75%	12/01/2045	3,930	2,672,400
Raindance Metropolitan District No. 2; Series 2019 B, GO Bonds	7.50%	12/15/2049	2,290	2,158,151
Reata Ridge Village Metropolitan District No. 2; Series 2019 B-3, GO Bonds	8.00%	12/15/2049	615	595,857
Remuda Ranch Metropolitan District; Series 2020 B, GO Bonds	7.63%	12/15/2050	574	541,581
Revere at Johnstown Metropolitan District No. 3;
Series 2024 A, GO Bonds	7.00%	12/01/2053	2,338	2,367,876
Series 2024 B, GO Bonds	9.00%	12/15/2053	675	682,470
Riverdale Peaks II Metropolitan District; Series 2005, GO Bonds(i)	6.50%	12/01/2035	1,000	820,000
Riverwalk Metropolitan District No. 2; Series 2022 B, RB	7.75%	12/15/2052	5,902	5,608,635
RM Mead Metropolitan District; Series 2020 B, GO Bonds	8.00%	12/15/2050	610	584,918
Rock Canyon Metropolitan District;
Series 2020 A, GO Bonds	5.00%	12/01/2049	1,637	1,546,420
Series 2020 B, GO Bonds	8.75%	12/15/2049	398	383,263
Rocky Mountain Rail Park Metropolitan District;
Series 2021 A, GO Bonds(f)	5.00%	12/01/2041	5,645	3,979,955
Series 2021 B, GO Bonds(f)	8.25%	12/15/2051	7,200	6,120,072
Rudolph Farms Metropolitan District No. 6; Series 2022 A, GO Bonds	6.50%	06/01/2052	13,000	13,064,069
Settler’s Crossing Metropolitan District No. 1;
Series 2020 B, GO Bonds	7.63%	12/15/2050	598	567,935
Series 2021 C, GO Bonds	7.63%	12/15/2052	4,560	4,219,588
Severance Shores Metropolitan District No. 4; Series 2020 B, GO Bonds	8.25%	12/15/2049	805	775,606
Silver Peaks Metropolitan District No. 3;
Series 2020 A, GO Bonds	5.00%	12/01/2050	550	498,567
Series 2020 B, GO Bonds	7.00%	12/15/2050	500	461,364
South Aurora Regional Improvement Authority; Series 2018, RB	6.25%	12/01/2057	2,815	2,781,014
Spring Valley Metropolitan District No. 3; Series 2020 B, GO Bonds	8.50%	12/15/2049	656	630,599
St. Vrain Lakes Metropolitan District No. 2; Series 2017 B, GO Bonds	7.63%	12/15/2047	1,080	1,088,678
STC Metropolitan District No. 2; Series 2019 B, GO Bonds	8.00%	12/15/2049	3,954	3,716,168
Sterling Ranch Community Authority Board; Series 2020 B, RB	7.13%	12/15/2050	685	685,162
Tailholt Metropolitan District No. 3;
Series 2018 A, GO Bonds	6.00%	12/01/2048	7,545	7,559,206
Series 2018 B, GO Bonds	8.13%	12/15/2048	1,647	1,619,290
Talon Pointe Metropolitan District; Series 2019 B, Ref. GO Bonds	8.00%	12/15/2051	2,595	2,093,374
Three Springs Metropolitan District No. 1; Series 2020 B, Ref. GO Bonds	7.13%	12/15/2050	1,695	1,578,792
Timberleaf Metropolitan District; Series 2020 B, GO Bonds	8.25%	12/15/2050	777	750,378
Trails at Crowfoot Metropolitan District No. 3; Series 2019, GO Bonds	9.00%	12/15/2049	3,140	3,138,695
Transport Metropolitan District No. 3; Series 2021 A-2, GO Bonds(n)	5.50%	12/01/2051	3,000	2,340,551
Tuscan Foothills Village Metropolitan District; Series 2019 A, GO Bonds	6.25%	12/01/2049	1,240	1,232,039
Uplands Metropolitan District No. 1; Series 2023 A, GO Bonds	7.50%	09/01/2053	7,970	8,244,617
USAFA Visitor’s Center Business Improvement District; Series 2022 C, RB(f)	7.75%	12/15/2052	24,275	23,017,548
Velocity Metropolitan District No. 5; Series 2022 B, GO Bonds	8.00%	12/15/2039	14,197	13,420,441
Verve Metropolitan District No. 1; Series 2023, GO Bonds	6.75%	12/01/2052	4,385	4,303,211
Villages at Castle Rock Metropolitan District No. 6; Series 2021 B, Ref. GO Bonds(f)	5.70%	12/01/2051	27,543	25,611,875
Villages at Johnstown Metropolitan District No. 3; Series 2020 B, GO Bonds	7.50%	12/15/2050	843	790,082
Vista Meadows Metropolitan District; Series 2023, GO Bonds	9.25%	12/15/2053	1,418	1,434,503
Vista Meadows Metropolitan District (Senior Bonds); Series 2023 A, GO Bonds	7.25%	12/01/2053	8,750	8,872,464
Wagons West Metropolitan District; Series 2020 B-3, GO Bonds	8.50%	12/15/2049	553	528,387
Waters’ Edge Metropolitan District No. 2; Series 2021, GO Bonds	5.00%	12/01/2051	4,445	3,852,711
Waterstone Metropolitan District No. 1; Series 2020 A, GO Bonds	6.00%	12/01/2049	15,680	15,877,062
Waterview II Metropolitan District; Series 2022 B, GO Bonds	8.00%	12/15/2051	2,915	2,772,719
West Meadow Metropolitan District (Senior Bonds); Series 2023 A, Ref. GO Bonds(f)	6.50%	12/01/2050	1,500	1,569,922
Westerly Metropolitan District No. 4;
Series 2021 A-2, GO Bonds(n)	5.20%	12/01/2050	1,000	741,659
Series 2021 B, GO Bonds	8.00%	12/15/2050	4,238	3,876,636
Wild Plum Metropolitan District; Series 2019 B, GO Bonds(b)(f)(o)	7.75%	12/01/2024	505	534,661
Willow Springs Metropolitan District; Series 2019 B, GO Bonds	7.75%	12/15/2049	650	614,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Windler Public Improvement Authority;
Series 2021 A-1, RB	4.13%	12/01/2051	$9,000	$4,760,231
Series 2021 A-2, RB(n)	4.13%	12/01/2031	1,500	1,098,170
Series 2021 A-2, RB(n)	4.50%	12/01/2041	1,130	654,345
Series 2021 A-2, RB(n)	4.63%	12/01/2051	40,060	19,807,050
Winsome Metropolitan District No. 3; Series 2021 A, GO Bonds(f)	5.13%	12/01/2050	2,700	2,326,704
				931,459,665

Connecticut–0.16%
Connecticut (State of) Health & Educational Facilities Authority; Series 2020 G-1, Ref. RB(f)	5.00%	07/01/2039	1,100	1,078,837
Connecticut (State of) Health & Educational Facilities Authority (Nuvance Health); Series 2019 A, Ref. RB	4.00%	07/01/2041	5,670	5,307,651
Connecticut (State of) Health & Educational Facilities Authority (Stamford Hospital); Series 2022, Ref. RB	4.00%	07/01/2041	225	216,639
Georgetown (City of), CT Special Taxing District; Series 2006 A, GO Bonds(d)(i)	5.13%	10/01/2036	7,935	952,200
Hamden (Town of), CT (Whitney Center);
Series 2019, Ref. RB	5.00%	01/01/2050	1,000	844,098
Series 2022 A, RB	7.00%	01/01/2053	4,000	4,162,160
				12,561,585

Delaware–0.18%
Delaware (State of) Economic Development Authority (Aspira of Delaware Charter Operations, Inc.);
Series 2016 A, RB	5.00%	06/01/2046	1,250	1,149,215
Series 2016 A, RB	5.00%	06/01/2051	1,100	988,443
Millsboro (Town of), DE (Plantation Lakes Special Development District);
Series 2018, Ref. RB(f)	5.13%	07/01/2038	7,984	7,993,825
Series 2018, Ref. RB(f)	5.25%	07/01/2048	4,096	4,047,960
				14,179,443

District of Columbia–0.98%
District of Columbia; Series 2023 A, RB	5.25%	05/01/2048	11,500	12,954,655
District of Columbia (Ingleside at Rock Creek);
Series 2017 A, RB	5.00%	07/01/2032	500	499,965
Series 2017 A, RB	5.00%	07/01/2037	1,255	1,228,634
Series 2017 A, RB	5.00%	07/01/2052	9,485	8,245,899
District of Columbia Tobacco Settlement Financing Corp.;
Series 2001, RB	6.75%	05/15/2040	1,060	1,093,167
Series 2006 A, RB(g)	0.00%	06/15/2046	100,920	24,424,880
Series 2006 C, RB(g)	0.00%	06/15/2055	60,320	6,753,138
Metropolitan Washington Airports Authority;
Series 2018 A, Ref. RB(c)	5.00%	10/01/2043	2,820	2,920,512
Series 2021 A, Ref. RB(c)	5.00%	10/01/2046	5,000	5,283,731
Series 2022, Ref. RB (INS - AGM)(j)	4.00%	10/01/2052	4,365	4,182,013
Series 2023 A, Ref. RB(c)(h)(k)	5.25%	10/01/2048	7,710	8,313,755
Series 2023 A, Ref. RB(c)	4.50%	10/01/2053	1,250	1,251,274
				77,151,623

Florida–7.93%
Alachua (County of), FL Health Facilities Authority (East Ridge Retirement Village, Inc.);
Series 2014, RB (Acquired 09/15/2020; Cost $2,233,606)(e)	5.00%	11/15/2024	2,320	2,255,760
Series 2014, RB (Acquired 09/15/2020; Cost $887,818)(e)	5.63%	11/15/2029	1,000	844,150
Series 2014, RB (Acquired 06/03/2020-06/04/2020; Cost $3,437,500)(e)	6.00%	11/15/2029	4,000	3,394,585
Series 2014, RB (Acquired 03/31/2020-10/04/2021; Cost $2,773,597)(e)	6.00%	11/15/2034	3,305	2,504,687
Series 2014, RB (Acquired 02/26/2014-12/04/2020; Cost $20,002,134)(e)	6.25%	11/15/2044	22,145	15,274,819
Series 2014, RB (Acquired 02/26/2014-09/15/2020; Cost $4,771,977)(e)	6.38%	11/15/2049	5,130	3,466,813
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics, Inc.);
Series 2019, RB	4.00%	12/01/2049	2,500	2,328,566
Series 2022, RB(h)(k)	4.00%	12/01/2049	11,450	10,664,831

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Alachua (County of), FL Health Facilities Authority (Terraces at Bonita Springs);
Series 2022 A, Ref. RB(f)	5.00%	11/15/2061	$40,750	$27,861,109
Series 2022 B, RB(f)	6.50%	11/15/2033	3,325	2,866,850
Boggy Creek Improvement District;
Series 2023, Ref. RB	5.13%	05/01/2043	1,775	1,798,376
Series 2023, Ref. RB	5.38%	05/01/2053	4,325	4,373,002
Brevard (County of), FL Health Facilities Authority; Series 2022, RB(h)(k)	5.00%	04/01/2052	10,000	10,513,150
Broward (County of), FL; Series 2022, RB(h)	5.50%	01/01/2055	10,000	11,023,540
Buckeye Park Community Development District; Series 2008 A, RB	7.88%	05/01/2038	740	740,121
Capital Trust Agency, Inc. (Franklin Academy); Series 2020, RB(f)	5.00%	12/15/2055	4,800	4,027,099
Capital Trust Agency, Inc. (H-Bay Ministries, Inc.- Superior Residences);
Series 2018 A-1, RB(d)	4.00%	07/01/2038	2,750	550,000
Series 2018 A-1, RB(d)	4.00%	07/01/2043	1,000	200,000
Series 2018 A-1, RB(d)	5.00%	07/01/2048	5,660	1,132,000
Series 2018 A-1, RB(d)	4.13%	07/01/2053	2,000	400,000
Series 2018 B, RB(d)	5.00%	07/01/2043	500	15,000
Series 2018 B, RB(d)	5.00%	07/01/2053	1,100	33,000
Capital Trust Agency, Inc. (Imagine School at North Manatee);
Series 2021 C, RB(f)	5.00%	06/01/2056	520	448,803
Series 2021, RB(f)	5.00%	06/01/2056	900	776,774
Capital Trust Agency, Inc. (New Springs, Inc.); Series 2021, RB	4.75%	06/01/2056	4,825	3,633,627
Capital Trust Agency, Inc. (Sarasota-Manatee Jewish Housing Council, Inc.);
Series 2017, Ref. RB(f)	5.00%	07/01/2037	1,000	829,176
Series 2017, Ref. RB(f)	5.00%	07/01/2046	600	442,205
Capital Trust Agency, Inc. (Sustainability Bonds); Series 2021, RB(f)	4.00%	06/15/2051	2,220	1,665,855
Capital Trust Agency, Inc. (Tallahassee Tapestry);
Series 2015, RB (Acquired 12/02/2015; Cost $5,348,646)(d)(e)(f)	6.75%	12/03/2035	5,405	1,770,137
Series 2015, RB (Acquired 12/02/2015; Cost $1,976,520)(d)(e)(f)	7.00%	12/01/2045	2,000	655,000
Series 2015, RB (Acquired 12/02/2015; Cost $989,541)(d)(e)(f)	7.13%	12/01/2050	1,000	327,500
Capital Trust Agency, Inc. (University Bridge LLC Student Housing);
Series 2018 A, RB(f)	5.25%	12/01/2043	18,350	18,170,495
Series 2018 A, RB(f)	5.25%	12/01/2058	16,600	16,008,315
Capital Trust Authority (Imagine School At West Pasco Project);
Series 2023, RB(f)	6.50%	12/15/2053	1,315	1,344,430
Series 2023, RB(f)	6.50%	12/15/2058	2,100	2,135,351
Charlotte (County of), FL Industrial Development Authority (Town & Country Utilities);
Series 2019, RB(c)(f)	5.00%	10/01/2049	2,420	2,369,049
Series 2021, RB(c)(f)	4.00%	10/01/2041	1,200	1,057,361
Series 2021, RB(c)(f)	4.00%	10/01/2051	700	565,436
Collier (County of), FL Industrial Development Authority (The Arlington of Naples);
Series 2014 A, RB (Acquired 12/16/2013-09/18/2020; Cost $4,671,556)(d)(e)(f)	8.13%	05/15/2044	4,974	134,292
Series 2014 A, RB (Acquired 12/16/2013-12/19/2013; Cost $32,773,541)(d)(e)(f)	8.25%	05/15/2049	33,235	897,360
Series 2015 A, RB (Acquired 06/30/2015; Cost $259,809)(d)(e)(f)	5.50%	05/15/2025	260	7,015
Series 2015 A, RB (Acquired 06/30/2015; Cost $658,936)(d)(e)(f)	6.25%	05/15/2035	659	17,791
Series 2015 A, RB (Acquired 06/30/2015; Cost $2,259,208)(d)(e)(f)	6.50%	05/15/2049	2,259	60,999
Escambia (County of), FL Health Facilities Authority; Series 2020, Ref. RB	4.00%	08/15/2045	12,830	11,583,277
Escambia (County of), FL Health Facilities Authority (Baptist Health Care Corp. Obligated Group); Series 2020, Ref. RB (INS - AGM)(j)	3.00%	08/15/2050	13,685	10,411,987
Florida (State of), FL Department of Transportation (Turnpike); Series 2022 C, RB(h)	5.00%	07/01/2052	10,000	10,761,370
Florida Development Finance Corp.; Series 2023, RB(b)(c)(f)	6.13%	07/01/2026	1,400	1,424,572
Florida Development Finance Corp. (Brightline Florida Passenger Rail Expansion);
Series 2019, RB(b)(c)(f)	6.25%	12/18/2024	11,410	11,411,734
Series 2021, Ref. RB(b)(c)(f)	7.50%	08/15/2024	13,500	13,439,058
Series 2022, Ref. RB(b)(c)(f)	8.00%	04/01/2024	27,000	28,355,786
Florida Development Finance Corp. (Central Charter School);
Series 2022, Ref. RB(f)	5.63%	08/15/2042	1,515	1,485,152
Series 2022, Ref. RB(f)	5.88%	08/15/2052	5,000	4,888,338
Series 2022, Ref. RB(f)	6.00%	08/15/2057	5,500	5,398,606
Florida Development Finance Corp. (Green Bonds); Series 2019 B, RB(c)(f)	7.38%	01/01/2049	46,290	47,446,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Florida Development Finance Corp. (Mater Academy); Series 2022 A, RB	5.00%	06/15/2056	$3,815	$3,793,593
Florida Development Finance Corp. (Palm Bay Academy, Inc.);
Series 2017, Ref. RB(f)(g)(i)	0.00%	05/15/2037	970	10
Series 2017, Ref. RB(f)	6.38%	05/15/2037	2,705	2,356,249
Series 2017, Ref. RB(f)(i)	6.38%	05/15/2037	1,265	253,000
Florida Development Finance Corp. (Parrish Charter Academy, Inc.); Series 2023, RB(b)(f)	6.25%	06/15/2028	2,000	1,992,365
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2015, RB(f)	6.13%	06/15/2046	14,035	14,140,615
Florida Development Finance Corp. (UF Health Jacksonville); Series 2022, Ref. RB	5.00%	02/01/2052	3,000	2,763,017
Gramercy Farms Community Development District;
Series 2007 A-1, RB(d)	5.25%	05/01/2039	1,335	214
Series 2007 A-2, RB(d)	5.25%	05/01/2039	1,700	272
Series 2011, Ref. RB(g)(i)	0.00%	05/01/2039	13,190	6,858,800
Greater Orlando Aviation Authority; Series 2016 A, RB(c)	5.00%	10/01/2046	5,000	5,069,708
Highlands (County of), FL Health Facilities Authority (Trousdale Foundation Properties);
Series 2018 A, RB (Acquired 08/29/2018-12/30/2020; Cost $12,283,078)(d)(e)	6.25%	04/01/2049	13,980	4,054,200
Jacksonville (City of), FL (Brooks Rehabilitation); Series 2020, Ref. RB	5.00%	11/01/2050	10,005	10,326,556
JEA Water & Sewer System; Series 2024 A, Ref. RB	5.50%	10/01/2054	7,000	7,950,559
Kendall Breeze West Community Development District; Series 2004, RB	5.88%	05/01/2034	840	840,722
Lake (County of), FL (Lakeside at Waterman Village);
Series 2020 A, Ref. RB	5.75%	08/15/2050	9,000	8,322,814
Series 2020 A, Ref. RB	5.75%	08/15/2055	6,000	5,481,940
Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts);
Series 2018 A, RB(f)	5.50%	07/15/2048	2,250	2,059,755
Series 2018 A, RB(f)	5.75%	07/15/2053	2,030	1,954,737
Lee (County of), FL Housing Finance Authority (Aria Landings); Series 2023 B, RB(b)(f)	5.50%	07/01/2026	6,195	6,162,499
Lee (County of), FL Industrial Development Authority (Lee County Community Charter Schools, LLC);
Series 2012, IDR(f)	5.50%	06/15/2032	1,880	1,880,121
Series 2012, IDR(f)	5.75%	06/15/2042	3,210	3,116,107
Miami-Dade (County of), FL;
Series 2009, RB(g)	0.00%	10/01/2035	12,000	7,875,655
Series 2009, RB(g)	0.00%	10/01/2042	42,215	18,941,014
Series 2017 B, Ref. RB(c)(h)(k)	5.00%	10/01/2040	8,900	9,104,478
Series 2021, RB (INS - AGM)(h)(j)(k)	3.00%	10/01/2051	12,000	9,048,500
Series 2022 A, RB(h)	5.00%	04/01/2052	15,720	16,747,931
Series 2022 A, Ref. RB(c)	5.25%	10/01/2052	19,250	20,415,027
Series 2022, RB(h)	5.00%	07/01/2052	10,000	10,702,690
Subseries 2021 A-1, Ref. RB (INS - AGM)(c)(j)	4.00%	10/01/2045	9,000	8,608,864
Orange (County of), FL Health Facilities Authority (Orlando Health Obligated Group); Series 2022, RB(h)	4.00%	10/01/2052	17,245	16,549,626
Orange (County of), FL Housing Finance Authority (Alhambra Trace Apartments); Series 1998 C, RB	7.00%	04/01/2028	680	680,417
Orange (County of), FL Housing Finance Authority (Governors Manor Apartments); Series 2001 F-4, RB	7.25%	10/01/2031	2,175	2,176,904
Orange (County of), FL Housing Finance Authority (Lake Davis Apartments); Series 2001 F-1, RB	7.25%	10/01/2031	450	450,213
Orange (County of), FL Housing Finance Authority (Lake Jennie Phase I); Series 2001 F-2, RB	7.25%	10/01/2031	105	105,092
Orange (County of), FL Housing Finance Authority (Lake Jennie Phase II); Series 2001 F-3, RB	7.25%	10/01/2031	450	450,394
Orange (County of), FL Housing Finance Authority (Mellonville Trace Apartments); Series 2001 F-5, RB	7.25%	10/01/2031	180	180,158
Polk (County of), FL Industrial Development Authority (Mineral Development LLC); Series 2020, RB (Acquired 10/23/2020; Cost $6,660,000)(c)(e)(f)	5.88%	01/01/2033	6,660	6,429,072
Reunion East Community Development District;
Series 2002 A-2, RB(d)(i)	7.38%	05/01/2033	145	1
Series 2005, RB(d)(i)	5.80%	05/01/2036	1,716	17
Sarasota (County of), FL Public Hospital District (Sarasota Memorial Hospital); Series 2018, RB(h)	4.00%	07/01/2048	36,680	35,588,473
Seminole (County of), FL; Series 2022, RB(h)	5.00%	10/01/2052	10,000	10,776,210
South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group);
Series 2017, Ref. RB	4.00%	08/15/2047	3,500	3,291,324
St. Johns (County of), FL; Series 2022, RB(h)	5.00%	06/01/2047	14,865	16,344,558
St. Lucie (County of), FL School Board; Series 2023 A, COP (INS - AGM)(j)	4.00%	07/01/2053	19,835	18,969,670

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Sterling Hill Community Development District; Series 2003 A, RB(i)(p)	6.20%	05/01/2035	$1,375	$646,098
Tampa Bay (City of), FL Water; Series 2001 A, RB (INS - NATL)(h)(j)	6.00%	10/01/2029	13,440	15,855,114
				625,506,162

Georgia–1.27%
Brookhaven (City of), GA Development Authority (Children’s Healthcare of Atlanta, Inc.); Series 2019 A, RB(h)(k)	4.00%	07/01/2049	10,150	9,848,063
Brookhaven (City of), GA Urban Redevelopment Agency; Series 2023 A, RB	4.00%	07/01/2053	10,355	10,292,368
Cobb (County of), GA Development Authority (Northwest Classical Academy);
Series 2023, RB(f)	6.00%	06/15/2043	975	985,782
Series 2023, RB(f)	6.40%	06/15/2053	1,850	1,870,145
Series 2023, RB(f)	6.38%	06/15/2058	1,250	1,254,532
Columbia (City of), GA (Wellstar Health System, Inc.); Series 2023, RAC	5.75%	04/01/2053	6,375	7,234,114
Dalton Whitfield (County of), GA Joint Development Authority (Hamilton Health Care System); Series 2017, RB	4.00%	08/15/2048	10,000	9,747,313
Fulton (County of), GA Development Authority (Piedmont Healthcare, Inc.); Series 2019, RB(h)	4.00%	07/01/2049	15,000	14,195,025
Gainesville (City of) & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.);
Series 2021 A, RB	4.00%	02/15/2051	2,630	2,501,306
Series 2021, RB	4.00%	02/15/2046	6,200	5,999,026
George L Smith II Congress Center Authority (Convention Center Hotel); Series 2021, RB(f)	5.00%	01/01/2054	6,000	5,412,505
Glynn (County of) & Brunswick (City of), GA Memorial Hospital Authority (Southeast Georgia Health System); Series 2017, RAC	5.00%	08/01/2047	8,220	8,247,724
Main Street Natural Gas, Inc.; Series 2024 A, RB(b)	5.00%	09/01/2031	17,000	18,192,417
Marietta (City of), GA Developing Authority (Life University, Inc.); Series 2017 A, Ref. RB(f)	5.00%	11/01/2047	4,480	4,096,746
				99,877,066

Hawaii–0.34%
Hawaii (State of) Department of Budget & Finance (Hawaii Pacific Obligated Group); Series 2024, RB	5.50%	07/01/2052	15,000	16,565,731
Hawaii (State of) Department of Transportation (Airports Division); Series 2022 A, RB(c)	5.00%	07/01/2047	10,000	10,542,253
				27,107,984

Idaho–0.34%
Gooding Industrial Development Corp. (Intrepid Technology & Resources); Series 2006, RB (Acquired 11/03/2006; Cost $7,640,000)(c)(d)(e)(i)	7.50%	11/01/2024	7,640	0
Idaho (State of) Health Facilities Authority (Terraces of Boise);
Series 2014, RB	3.80%	10/01/2031	550	468,190
Series 2014, RB	4.00%	10/01/2033	1,000	823,887
Series 2014, RB	4.50%	10/01/2050	7,030	4,915,678
Series 2014, RB	4.55%	10/01/2056	23,000	15,674,518
Series 2021, Ref. RB	8.00%	10/01/2028	3,450	3,228,913
Idaho (State of) Housing & Finance Association (North Star Charter School); Series 2014 B, Ref. RB(f)(g)	0.00%	07/01/2049	9,112	1,508,216
				26,619,402

Illinois–7.36%
Bolingbrook (Village of), IL; Series 2005, RB	6.00%	01/01/2026	4,500	4,294,709
Bolingbrook (Village of), IL Special Service Area No. 2005-1; Series 2019, Ref. RB	5.25%	03/01/2041	4,000	3,798,980
Burbank (City of), IL (Intercultural Montessori Language School); Series 2015, RB(f)	6.25%	09/01/2045	4,000	4,002,215
Chicago (City of), IL;
Series 2002 B, GO Bonds	5.50%	01/01/2034	3,145	3,180,934
Series 2003 B, Ref. GO Bonds	5.50%	01/01/2032	2,150	2,175,019
Series 2003 B, Ref. GO Bonds	5.50%	01/01/2033	3,000	3,034,516
Series 2003 B, Ref. GO Bonds	5.50%	01/01/2034	2,160	2,184,680
Series 2005 D, Ref. GO Bonds	5.50%	01/01/2037	6,075	6,127,046
Series 2007 E, Ref. GO Bonds	5.50%	01/01/2035	2,500	2,526,237
Series 2007 F, Ref. GO Bonds(h)(k)	5.50%	01/01/2035	10,640	10,751,667
Series 2007 G, Ref. GO Bonds	5.50%	01/01/2035	375	378,936
Series 2007 G, Ref. GO Bonds	5.50%	01/01/2042	400	401,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Series 2015 A, GO Bonds	5.50%	01/01/2034	$4,440	$4,490,723
Series 2015 A, GO Bonds	5.50%	01/01/2035	2,000	2,020,990
Series 2017 A, Ref. GO Bonds(h)(k)	6.00%	01/01/2038	64,150	67,243,698
Chicago (City of), IL (Chicago Works); Series 2023 A, GO Bonds	5.50%	01/01/2040	6,500	7,075,541
Chicago (City of), IL (Diversey/Narragansett); Series 2006, COP(i)	7.46%	02/15/2026	1,485	1,084,158
Chicago (City of), IL (O’Hare International Airport);
Series 2022 A, RB(c)(h)(k)	5.00%	01/01/2048	14,000	14,592,858
Series 2022 A, RB(c)	4.63%	01/01/2053	14,000	14,072,346
Series 2022 A, RB(c)	5.25%	01/01/2053	14,000	14,731,977
Series 2022 A, RB(c)	5.50%	01/01/2055	3,495	3,772,187
Chicago (City of), IL Board of Education;
Series 2012 A, GO Bonds	5.00%	12/01/2042	12,280	12,279,025
Series 2015 C, GO Bonds	5.25%	12/01/2039	28,060	27,929,802
Series 2017, Ref. GO Bonds	5.00%	12/01/2034	3,340	3,410,492
Series 2018 D, GO Bonds	5.00%	12/01/2046	4,000	4,008,056
Series 2018 D, GO Bonds	5.00%	12/01/2046	19,170	19,039,761
Series 2022 A, GO Bonds	4.00%	12/01/2047	2,000	1,796,607
Series 2023 A, GO Bonds	5.88%	12/01/2047	3,000	3,309,837
Series 2023 A, GO Bonds	6.00%	12/01/2049	12,500	13,870,266
Series 2023, RB	5.75%	04/01/2048	3,500	3,869,570
East Dundee (Village of), IL (Route 25 South Redevelopment); Series 2012, RB	5.63%	12/01/2031	1,225	1,192,207
Evanston (City of), IL (Roycemore School); Series 2021, RB(f)	4.63%	04/01/2051	1,250	902,876
Illinois (State of);
Series 2017 C, GO Bonds	5.00%	11/01/2029	10,350	11,013,122
Series 2020, GO Bonds	5.75%	05/01/2045	8,750	9,608,651
Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(c)	8.00%	06/01/2032	4,020	4,024,086
Illinois (State of) Finance Authority;
Series 2018 B, Ref. RB(f)	6.00%	04/01/2038	2,100	2,106,244
Series 2023, RB(b)(c)(f)	7.38%	09/01/2033	10,000	10,859,816
Illinois (State of) Finance Authority (DePaul College Prep Foundation); Series 2023, Ref. RB(f)	5.63%	08/01/2053	250	260,648
Illinois (State of) Finance Authority (Intrinsic Schools - Belmont School); Series 2015, RB(f)	6.00%	12/01/2045	3,715	3,732,231
Illinois (State of) Finance Authority (Lutheran Communities Obligated Group);
Series 2019 A, Ref. RB (Acquired 11/27/2019-04/06/2020; Cost $3,035,210)(e)	5.00%	11/01/2035	3,000	2,769,703
Series 2019 A, Ref. RB (Acquired 11/27/2019-11/08/2022; Cost $17,528,339)(e)	5.00%	11/01/2040	20,210	17,484,388
Series 2019 A, Ref. RB (Acquired 11/27/2019-06/28/2023; Cost $26,980,066)(e)	5.00%	11/01/2049	27,085	21,311,583
Illinois (State of) Finance Authority (Mercy Health Corp.); Series 2016, Ref. RB	5.00%	12/01/2046	17,245	17,470,727
Illinois (State of) Finance Authority (Montgomery Place);
Series 2017, Ref. RB (Acquired 04/12/2017; Cost $6,795,000)(e)	5.25%	05/15/2037	6,795	5,780,669
Series 2017, Ref. RB (Acquired 04/12/2017-09/08/2020; Cost $12,539,035)(e)	5.25%	05/15/2048	12,770	9,815,104
Illinois (State of) Finance Authority (Northshore Edward Elmhurst Health Credit Group); Series 2022, RB(h)(k)	5.00%	08/15/2051	25,000	26,612,525
Illinois (State of) Finance Authority (Northshore University Health); Series 2020 B, VRD RB(l)	3.00%	08/15/2049	34,000	34,000,000
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2016, RB	5.13%	05/15/2060	65,871	35,724,602
Illinois (State of) Finance Authority (Plymouth Place);
Series 2015, Ref. RB(b)(o)	5.25%	05/15/2025	4,810	4,924,876
Series 2015, Ref. RB(b)(o)	5.25%	05/15/2025	1,850	1,894,183
Illinois (State of) Finance Authority (Rogers Park Montessori School);
Series 2014, Ref. RB	6.00%	02/01/2034	750	750,258
Series 2014, Ref. RB	6.13%	02/01/2045	1,500	1,500,348
Illinois (State of) Finance Authority (Roosevelt University);
Series 2007, RB	5.50%	04/01/2037	9,170	8,655,030
Series 2018 B, Ref. RB(f)	6.13%	04/01/2058	6,000	5,716,226
Series 2019 A, RB(f)	6.13%	04/01/2049	1,000	975,567
Series 2019 A, RB(f)	6.13%	04/01/2058	23,840	22,712,473
Illinois (State of) Finance Authority (Social Bonds); Series 2021, Ref. RB	4.00%	11/01/2051	1,100	937,609
Illinois (State of) Finance Authority (Three Crowns Park);
Series 2017, Ref. RB	5.00%	02/15/2032	985	994,367
Series 2017, Ref. RB	5.25%	02/15/2037	2,365	2,386,745

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (Villa St. Benedict);
Series 2015, Ref. RB	6.13%	11/15/2035	$7,965	$8,031,010
Series 2015, Ref. RB	6.38%	11/15/2043	10,700	10,776,339
Illinois (State of) Housing Development Authority (Stonebridge of Gurnee); Series 2016 A, RB(f)	5.45%	01/01/2046	5,000	3,677,006
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2012 B, RB(g)	0.00%	12/15/2051	13,165	3,267,637
Series 2015 A, RB	5.00%	06/15/2053	4,000	4,028,470
Series 2017 A, RB (INS - AGM)(g)(j)	0.00%	12/15/2056	5,000	1,031,065
Series 2017 B, Ref. RB(g)	0.00%	12/15/2054	5,000	1,046,911
Series 2017, RB	5.00%	06/15/2057	11,000	11,167,539
Malta (Village of), IL (Prairie Springs); Series 2006, RB(i)	5.75%	12/30/2025	1,800	450,000
Matteson (Village of), IL; Series 2015, RB	6.50%	12/01/2035	1,205	1,258,704
Morton Grove (Village of), IL (Sawmill Station Redevelopment); Series 2019, RB	5.00%	01/01/2039	2,000	1,915,518
Plano (City of), IL Special Service Area No. 10 (Lakewood Springs Club); Series 2007, RB(d)(i)	5.80%	03/01/2037	5,615	617,650
Southwestern Illinois Development Authority (US Steel Corp.); Series 2012, RB(c)	5.75%	08/01/2042	1,945	1,945,436
St. Charles (City of), IL Special Service Area No. 21; Series 1998, RB	6.63%	03/01/2028	130	129,985
Villa Park (Village of), IL (Garden Station Redevelopment); Series 2021, RB(g)	0.00%	12/31/2038	1,915	1,549,982
Yorkville (United City of), IL (Cannonball/Beecher Road); Series 2007, RB	5.75%	03/01/2028	2,165	2,165,043
				580,629,832

Indiana–0.94%
Indiana (State of) Finance Authority (Indiana University Health); Series 2019 A, RB(h)(k)	4.00%	12/01/2049	13,000	12,381,407
Indiana (State of) Finance Authority (Irvington Community School);
Series 2018 A, Ref. RB(f)	5.90%	07/01/2038	1,000	1,001,036
Series 2018 A, Ref. RB(f)	6.00%	07/01/2048	2,750	2,735,792
Indiana (State of) Finance Authority (University of Evansville); Series 2022 A, Ref. RB	5.25%	09/01/2044	6,465	6,528,116
Indianapolis Local Public Improvement Bond Bank (Convention Center Hotel); Series 2023 E, RB	6.00%	03/01/2053	2,000	2,153,152
Tender Option Bond Trust Receipts/Certificates; Series 2024, VRD RB(f)(l)	3.80%	03/01/2054	27,000	27,000,000
Valparaiso (City of), IN (Pratt Paper, LLC);
Series 2013, RB(c)	6.75%	01/01/2034	10,985	11,011,305
Series 2013, RB(c)	7.00%	01/01/2044	11,000	11,023,442
				73,834,250

Iowa–1.24%
Iowa (State of) Finance Authority; Series 2024, RB (CEP - GNMA)	4.75%	07/01/2049	5,220	5,274,951
Iowa (State of) Finance Authority (Alcoa, Inc.); Series 2012, RB	4.75%	08/01/2042	20,960	20,781,385
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2022, Ref. RB(b)	5.00%	12/01/2042	7,200	7,611,946
Series 2022, Ref. RB	5.00%	12/01/2050	7,700	8,111,753
Iowa (State of) Finance Authority (Lifespace Communities, Inc.); Series 2023, Ref. RB	7.50%	05/15/2053	3,000	3,241,615
Iowa (State of) Tobacco Settlement Authority; Series 2021 B-2, Ref. RB(g)	0.00%	06/01/2065	380,750	52,761,936
				97,783,586

Kansas–0.31%
Ellis County Unified School District No. 489 Hays; Series 2022 B, Ref. GO Bonds (INS - AGM)(j)	4.00%	09/01/2052	2,000	1,959,087
Olathe (City of), KS (West Village Center); Series 2007, RB	5.50%	09/01/2026	1,715	1,715,000
Roeland Park (City of), KS (TDD No. 1);
Series 2005, RB(i)(p)	5.75%	12/01/2025	238	185,501
Series 2006 A, RB(i)(p)	5.88%	12/01/2025	447	348,309
Roeland Park (City of), KS (TDD No. 2); Series 2006 B, RB(i)(p)	5.88%	12/01/2025	493	493,410
Wichita (City of), KS (Presbyterian Manors, Inc.);
Series 2013 IV-A, RB	6.38%	05/15/2043	5,000	4,431,775
Series 2013 IV-A, RB	6.50%	05/15/2048	11,000	9,538,092
Series 2014 IV-A, RB	5.63%	05/15/2044	1,850	1,485,289
Series 2014 IV-A, RB	5.63%	05/15/2049	2,750	2,106,616
Series 2019, Ref. RB	5.00%	05/15/2034	1,000	881,828
Series 2019, Ref. RB	5.00%	05/15/2050	1,615	1,115,872
				24,260,779

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky–0.84%
Christian (County of), KY (Jennie Stuart Medical Center, Inc.);
Series 2016, Ref. RB	5.38%	02/01/2036	$11,895	$12,192,095
Series 2016, Ref. RB	5.50%	02/01/2044	8,500	8,615,092
Kentucky (Commonwealth of) Economic Development Finance Authority (Christian Care Communities); Series 2021, Ref. RB	5.13%	07/01/2055	2,000	1,522,095
Kentucky (Commonwealth of) Economic Development Finance Authority (Masonic Home Independent Living II, Inc.); Series 2012, Ref. RB	5.38%	11/15/2042	2,300	1,861,983
Kentucky (Commonwealth of) Economic Development Finance Authority (Masonic Homes of Kentucky, Inc.); Series 2012, Ref. RB	5.38%	11/15/2032	1,600	1,471,691
Kentucky (Commonwealth of) Economic Development Finance Authority (Rosedale Green);
Series 2015, Ref. RB	5.50%	11/15/2035	1,200	1,134,541
Series 2015, Ref. RB	5.75%	11/15/2045	2,350	2,076,746
Series 2015, Ref. RB	5.75%	11/15/2050	4,650	4,021,338
Kentucky (Commonwealth of) Public Energy Authority; Series 2024 A, RB(b)	5.00%	07/01/2030	9,000	9,451,117
Kentucky (Commonwealth of) Public Transportation Infrastructure Authority (Downtown Crossing);
Series 2013 C, RB	6.60%	07/01/2039	9,000	10,350,250
Series 2013 C, RB	6.75%	07/01/2043	5,000	5,744,876
Series 2013 C, RB	6.88%	07/01/2046	7,000	8,056,751
				66,498,575

Louisiana–0.72%
Lafayette (Parish of), LA School Board;
Series 2023, RB(h)	4.00%	04/01/2048	8,500	8,412,113
Series 2023, RB(h)	4.00%	04/01/2053	4,550	4,392,934
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority;
Series 2015 A, Ref. RB	6.00%	11/15/2030	2,250	2,258,024
Series 2015 A, Ref. RB	6.00%	11/15/2035	4,135	4,117,402
Series 2015 A, Ref. RB	6.25%	11/15/2045	7,735	7,519,583
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Assumption (Parish of), LA Gomesa); Series 2021, RB(f)	3.88%	11/01/2045	5,875	5,162,250
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Cameron (Parish of), LA Gomesa) (Green Bonds); Series 2018, RB(f)	5.65%	11/01/2037	3,485	3,701,906
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Lafourche (Parish of), LA Gomesa); Series 2019, RB(f)	3.95%	11/01/2043	4,033	3,632,836
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Livingston (Parish of), LA Gomesha) (Green Bonds); Series 2018, RB(f)	5.38%	11/01/2038	515	535,747
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (St. Mary (Parish of), LA Gomesa); Series 2019, RB(f)	4.40%	11/01/2044	3,465	3,359,547
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Terrebonne (Parish of), LA Gomesa); Series 2018 A, RB(f)	5.50%	11/01/2039	1,895	1,987,510
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Vermilion (Parish of), LA Gomesha) (Green Bonds); Series 2019, RB(f)	4.63%	11/01/2038	1,650	1,677,210
Louisiana (State of) Public Facilities Authority; Series 2023, RB(b)(c)(f)	6.50%	10/01/2028	4,500	4,596,233
Louisiana (State of) Public Facilities Authority (Encore Academy); Series 2021, RB (Acquired 11/03/2021; Cost $3,188,822)(d)(e)(f)	5.00%	06/01/2051	3,055	2,138,500
St. James (Parish of), LA (Nustar Logistics, L.P.); Series 2010, RB(f)	6.35%	07/01/2040	3,000	3,273,289
				56,765,084

Maine–0.13%
Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Healthcare System);
Series 2016 A, RB	5.00%	07/01/2041	6,800	6,755,805
Series 2016 A, RB	5.00%	07/01/2046	3,705	3,423,523
				10,179,328

Maryland–0.30%
Anne Arundel (County of), MD; Series 2023, GO Bonds	4.00%	10/01/2052	10,550	10,425,370
Anne Arundel (County of), MD (The Villages at Two Rivers); Series 2014, RB	5.25%	07/01/2044	2,145	2,147,278
Howard (County of), MD (Annapolis Junction Town Center);
Series 2014, RB	5.80%	02/15/2034	720	720,204
Series 2014, RB	6.10%	02/15/2044	1,420	1,420,411

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–(continued)
Howard (County of), MD (Vantage House Facility); Series 2016, Ref. RB	5.00%	04/01/2046	$2,710	$2,256,228
Howard (County of), MD Housing Commission (Social Bonds); Series 2024, RB	4.13%	12/01/2043	5,000	4,847,344
Rockville (City of), MD (Ingleside at King Farm); Series 2017 B, RB	5.00%	11/01/2042	2,100	1,945,960
				23,762,795

Massachusetts–1.57%
Collegiate Charter School of Lowell; Series 2019, RB	5.00%	06/15/2054	1,620	1,532,993
Commonwealth of Massachusetts;
Series 2023, GO Bonds(h)	5.00%	05/01/2053	10,020	10,881,530
Series 2024, GO Bonds(h)	5.00%	01/01/2054	25,000	27,236,275
Massachusetts (Commonwealth of); Series 2004 A, Ref. GO Bonds (INS - AMBAC)(h)(j)	5.50%	08/01/2030	32,040	37,239,579
Massachusetts (Commonwealth of) Bay Transportation Authority; Subseries 2023 A-1, RB	4.00%	07/01/2053	8,500	8,362,339
Massachusetts (Commonwealth of) Development Finance Agency (Massachusetts Institute of Technology); Series 2002 K, RB(h)	5.50%	07/01/2032	5,015	6,233,284
Massachusetts (Commonwealth of) Transportation Fund;
Series 2022 A, RB(h)	5.00%	06/01/2050	15,000	16,142,310
Series 2022 B, RB(h)	5.00%	06/01/2052	15,000	16,229,310
				123,857,620

Michigan–1.48%
Charyl Stockwell Academy;
Series 2015, Ref. RB	5.50%	10/01/2035	2,740	2,546,721
Series 2015, Ref. RB	5.75%	10/01/2045	3,500	2,999,137
Detroit (City of), MI; Series 2014 B-1, GO Bonds	4.00%	04/01/2044	17,500	13,000,841
Grand Blanc Academy; Series 2000, COP	7.75%	02/01/2030	1,180	1,123,707
Ivywood Classical Academy;
Series 2023, RB	5.88%	01/01/2044	1,970	1,974,745
Series 2023, RB	6.00%	01/01/2054	3,885	3,842,051
Series 2023, RB	6.25%	01/01/2059	2,755	2,761,515
Kalamazoo Economic Development Corp. (Friendship Village of Kalamazoo);
Series 2021, Ref. RB(f)	5.00%	08/15/2041	1,235	1,064,119
Series 2021, Ref. RB(f)	5.00%	08/15/2051	1,510	1,202,270
Michigan (State of); Series 2023, RB	5.50%	11/15/2049	15,000	17,250,040
Michigan (State of) Finance Authority; Series 2020 B-2, Ref. RB(g)	0.00%	06/01/2065	82,350	9,332,890
Michigan (State of) Finance Authority (Madison Academy); Series 2021, Ref. RB	5.00%	12/01/2046	1,295	1,072,470
Michigan (State of) Finance Authority (McLaren Health Care); Series 2019 A, RB(h)	4.00%	02/15/2050	14,975	13,887,816
Michigan (State of) Housing Development Authority;
Series 2022, RB(h)(k)	5.10%	12/01/2037	10,000	10,961,370
Series 2022, RB(h)(k)	5.20%	12/01/2040	4,425	4,703,452
Michigan (State of) Strategic Fund (Canterbury Health Care, Inc.);
Series 2016, RB (Acquired 09/30/2016; Cost $1,971,324)(d)(e)(f)	5.00%	07/01/2036	1,970	1,400,485
Series 2016, RB (Acquired 09/30/2016-10/12/2021; Cost $1,883,381)(d)(e)(f)	5.00%	07/01/2046	2,000	1,199,066
Series 2016, RB (Acquired 09/30/2016-10/07/2021; Cost $2,931,558)(d)(e)(f)	5.00%	07/01/2051	3,080	1,768,497
Michigan (State of) Strategic Fund (Evangelical Homes); Series 2013, Ref. RB	5.50%	06/01/2047	6,095	5,245,042
Michigan (State of) Strategic Fund (Friendship Village of Kalamazoo); Series 2021, Ref. RB(f)	5.00%	08/15/2051	1,000	796,205
Saline Economic Development Corp. (Evangelical Homes of Michigan); Series 2013, Ref. RB	5.50%	06/01/2047	6,735	5,795,793
Three Rivers Community Schools; Series 2023 II, GO Bonds	4.25%	05/01/2052	2,590	2,579,587
Waterford Township Economic Development Corp. (Canterbury Health Care, Inc.);
Series 2016 A, Ref. RB (Acquired 09/30/2016; Cost $4,553,057)(d)(e)(f)	5.00%	07/01/2036	4,550	3,234,623
Series 2016 A, Ref. RB (Acquired 09/30/2016-10/14/2021; Cost $4,448,462)(d)(e)(f)	5.00%	07/01/2046	4,895	2,934,714
Series 2016 A, Ref. RB (Acquired 09/30/2016-10/12/2017; Cost $2,825,883)(d)(e)(f)	5.00%	07/01/2051	2,795	1,604,853
Woodhaven-Brownstown School District; Series 2023 II, GO Bonds	4.25%	11/01/2049	2,685	2,692,119
				116,974,128

Minnesota–0.88%
Anoka (City of), MN (The Homestead at Anoka, Inc.); Series 2017, Ref. RB	5.50%	11/01/2046	3,700	3,459,101
Brooklyn Park (City of), MN (Athlos Leadership Academy);
Series 2015, RB	5.50%	07/01/2035	1,490	1,431,629
Series 2015, RB	5.50%	07/01/2040	2,250	2,046,509
Series 2015, RB	5.75%	07/01/2046	2,800	2,523,713

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
Carlton (City of), MN (Inter-Faith Care Center); Series 2006, Ref. RB(d)	5.70%	04/01/2036	$2,000	$1,100,000
Dakota (County of), MN Community Development Agency (Quill); Series 2021, RB(f)	3.55%	04/01/2039	5,000	3,952,471
Deephaven (City of), MN (Seven Hills Preparatory Academy); Series 2017, RB	5.00%	10/01/2049	1,200	1,044,040
Duluth (City of), MN Economic Development Authority (Essentia Health Obligated Group); Series 2018 A, Ref. RB	5.00%	02/15/2053	3,000	3,036,944
Duluth (City of), MN Housing & Redevelopment Authority (Duluth Public Schools Academy); Series 2018, Ref. RB	5.00%	11/01/2048	2,000	1,683,123
Minneapolis (City of), MN (Riverton Community Housing); Series 2014, Ref. RB	5.50%	08/01/2049	6,500	6,504,763
Rochester (City of), MN (Homestead at Rochester, Inc.); Series 2013 A, RB	6.88%	12/01/2048	6,000	5,999,354
St. Louis Park (City of), MN (Place Via Sol Project); Series 2018, RB (Acquired 12/26/2018; Cost $25,778,941)(b)(d)(e)(f)	6.00%	07/01/2027	25,779	2,577,894
St. Paul (City of), MN Housing & Redevelopment Authority (Emerald Gardens); Series 2010, Ref. RB	6.50%	03/01/2029	490	490,188
St. Paul (City of), MN Housing & Redevelopment Authority (Higher Ground Academy); Series 2018, RB	5.13%	12/01/2049	7,560	7,364,322
St. Paul (City of), MN Housing & Redevelopment Authority (Hmong College Prep Academy);
Series 2016, Ref. RB	5.75%	09/01/2046	1,000	1,007,821
Series 2016, Ref. RB	6.00%	09/01/2051	3,550	3,588,320
St. Paul (City of), MN Housing & Redevelopment Authority (Hope Community Academy); Series 2020, RB	5.00%	12/01/2045	3,800	2,999,814
St. Paul (City of), MN Housing & Redevelopment Authority (Marian Center); Series 2007 A, Ref. RB	5.38%	05/01/2043	5,000	4,403,172
St. Paul (City of), MN Housing & Redevelopment Authority (Rossy & Richard Shaller Family Sholom East Campus);
Series 2018, Ref. RB	4.35%	10/01/2038	1,185	957,889
Series 2018, Ref. RB	5.00%	10/01/2043	1,000	831,286
Series 2018, Ref. RB	4.65%	10/01/2048	1,500	1,142,144
Vadnais Heights (City of), MN (Agriculture & Food Sciences Academy);
Series 2018 A, Ref. RB	5.50%	12/01/2038	3,210	2,902,494
Series 2018 A, Ref. RB	5.88%	12/01/2048	4,500	3,922,257
Series 2018 A, Ref. RB	6.50%	12/01/2053	4,315	4,035,829
Series 2018 B, Ref. RB	6.75%	12/01/2025	230	216,100
				69,221,177

Mississippi–0.09%
Mississippi (State of) Development Bank (Hancock County Gomesa) (Green Bonds); Series 2019, RB(f)	4.55%	11/01/2039	1,930	1,945,206
Mississippi (State of) Development Bank (Jackson County Gomesa); Series 2021, RB(f)	3.63%	11/01/2036	955	887,227
Tunica (County of), MS; Series 2019, Ref. RB	6.00%	10/01/2040	4,740	4,316,097
				7,148,530

Missouri–1.28%
Branson Hills Infrastructure Facilities Community Improvement District; Series 2007 A, RB(i)	5.50%	04/01/2027	5,541	1,495,960
Dardenne Town Square Transportation Development District; Series 2006 A, RB(i)(p)	5.00%	05/01/2036	5,190	2,491,200
Grandview (City of), MO Industrial Development Authority (Grandview Crossing); Series 2006, RB(i)(p)	5.75%	12/01/2028	1,250	475,000
I-470 Western Gateway Transportation Development District;
Series 2019 A, RB(f)	5.25%	12/01/2048	6,415	6,429,015
Series 2019 B, RB(f)	7.75%	12/15/2048	3,853	3,759,962
Kansas City (City of), MO Industrial Development Authority (Kansas City International Airport);
Series 2019 B, RB(c)	5.00%	03/01/2054	20,000	20,259,800
Series 2020, RB(c)	4.00%	03/01/2045	4,540	4,325,393
Series 2020, RB (INS - AGM)(c)(j)	4.00%	03/01/2057	750	690,102
Kansas City (City of), MO Industrial Development Authority (Northwoods Apartments); Series 2004 A, RB(c)	6.45%	05/01/2040	1,694	1,693,828
Kansas City (City of), MO Land Clearance for Redevelopment Authority (Convention Center Hotel); Series 2018 B, RB(f)	5.00%	02/01/2050	2,550	2,403,585
Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights);
Series 2017 A, Ref. RB	5.25%	05/15/2037	3,285	2,848,238
Series 2017 A, Ref. RB	5.25%	05/15/2042	1,000	821,374
Series 2017 A, Ref. RB	5.25%	05/15/2050	12,750	9,836,770
Lee’s Summit (City of), MO Industrial Development Authority (John Knox Village Obligated Group); Series 2014 A, RB	5.25%	08/15/2039	3,000	2,792,496

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
Liberty (City of), MO (Liberty Commons); Series 2015 A, RB(f)	6.00%	06/01/2046	$6,170	$5,786,853
Maplewood (City of), MO (Maplewood South Redevelopment Area); Series 2005, Ref. RB	5.75%	11/01/2026	550	539,360
Missouri (State of) Development Finance Board (St. Louis Zoo); Series 2022, RB(h)	5.13%	05/01/2052	10,005	10,635,005
Missouri (State of) Health & Educational Facilities Authority (Truman Medical Center, Inc.); Series 2017 B, RB(f)	4.25%	12/01/2042	7,460	7,241,760
St. Louis (County of), MO Industrial Development Authority (Friendship Village West County);
Series 2018 A, RB	5.13%	09/01/2048	6,720	6,255,067
Series 2018 A, RB	5.13%	09/01/2049	6,475	5,994,029
Series 2018 A, RB	5.25%	09/01/2053	4,900	4,567,070
				101,341,867

Montana–0.02%
Kalispell (City of), MT (Immanuel Lutheran Corp.);
Series 2017, Ref. RB	5.25%	05/15/2037	1,000	905,911
Series 2017, Ref. RB	5.25%	05/15/2047	750	618,987
				1,524,898

Nevada–0.23%
Clark (County of), NV (Homestead Boulder City); Series 1997, RB	6.50%	12/01/2027	870	851,039
Henderson (City of), NV Local Improvement District No. T-22 (Rainbow Canyon Phase II); Series 2023, RB	5.25%	03/01/2053	500	499,610
Nevada (State of) Department of Business & Industry (Fulcrum Sierra Biofuels, LLC) (Green Bonds); Series 2017, RB(c)(f)	6.25%	12/15/2037	1,000	400,000
Nevada System of Higher Education; Series 2020 A, COP	3.00%	07/01/2050	11,625	8,795,194
North Las Vegas (City of), NV Special Improvement District No. 66 (Villages at Tule Springs Village 1);
Series 2022, RB(f)	5.75%	06/01/2042	350	356,452
Series 2022, RB(f)	6.00%	06/01/2052	1,800	1,838,912
Reno (City of), NV (ReTRAC - Reno Transportation Rail Access Corridor);
Series 2018 C, Ref. RB(f)(g)	0.00%	07/01/2058	28,500	3,794,721
Series 2018 D, Ref. RB(f)(g)	0.00%	07/01/2058	13,000	1,360,440
				17,896,368

New Hampshire–0.08%
New Hampshire (State of) Business Finance Authority (Covanta); Series 2018 C, Ref. RB(c)(f)	4.88%	11/01/2042	7,500	6,621,287

New Jersey–2.19%
Camden (County of), NJ Improvement Authority (The) (KIPP Cooper Norcross Academy) (Social Bonds);
Series 2022, RB	6.00%	06/15/2047	1,425	1,554,698
Series 2022, RB	6.00%	06/15/2062	4,300	4,630,089
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, RB(c)	5.25%	09/15/2029	47,065	47,173,391
Series 2000 A, RB(c)	5.63%	11/15/2030	20,000	20,206,440
Series 2012, RB(c)	5.75%	09/15/2027	30,960	30,976,656
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.);
Series 2012 A, RB	6.00%	07/01/2032	1,655	1,656,574
Series 2012 A, RB	6.10%	07/01/2044	4,025	4,027,980
Series 2012 C, RB	5.00%	07/01/2032	1,260	1,259,987
Series 2012 C, RB	5.30%	07/01/2044	4,500	4,499,667
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement);
Series 2013, RB(c)	5.38%	01/01/2043	3,500	3,509,586
Series 2013, RB(c)	5.63%	01/01/2052	10,750	10,762,137
New Jersey (State of) Transportation Trust Fund Authority;
Series 2010 A, RB(g)	0.00%	12/15/2031	7,540	5,856,266
Series 2010 A, RB(g)	0.00%	12/15/2037	10,000	5,947,587
Series 2019, RB	5.25%	06/15/2043	10,000	10,562,539
Series 2019, Ref. RB	5.00%	12/15/2039	6,300	6,805,193
New Jersey Transportation Trust Fund Authority; Series 2023, RB(h)(k)	5.25%	06/15/2050	12,000	13,155,876
				172,584,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Mexico–0.19%
New Mexico (State of) Hospital Equipment Loan Council (La Vida Expansion);
Series 2019 A, RB	5.00%	07/01/2039	$1,225	$1,076,396
Series 2019 A, RB	5.00%	07/01/2049	10,525	8,465,253
Winrock Town Center Tax Increment Development District No. 1; Series 2020, RB(f)	8.00%	05/01/2040	5,510	5,320,192
				14,861,841

New York–14.29%
Amherst (Town of), NY Industrial Development Agency (Shaary Zedek); Series 2006 A, Ref. RB	7.00%	06/15/2036	1,585	1,585,606
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, RB(g)	0.00%	07/15/2034	14,345	9,457,816
Series 2009, RB(g)	0.00%	07/15/2044	23,805	9,115,175
Broome County Local Development Corp. (Good Shepherd Village at Endwell); Series 2021, Ref. RB	4.00%	07/01/2047	1,160	848,525
Buffalo & Erie County Industrial Land Development Corp. (Tapestry Charter School);
Series 2017 A, RB	5.00%	08/01/2037	1,325	1,323,656
Series 2017 A, RB	5.00%	08/01/2047	3,790	3,579,821
Series 2017 A, RB	5.00%	08/01/2052	790	736,734
Build NYC Resource Corp. (Brooklyn Navy Yard); Series 2019, Ref. RB(c)(f)	5.50%	12/31/2040	13,140	11,104,338
Build NYC Resource Corp. (Classical Charter Schools); Series 2023, RB	4.75%	06/15/2053	1,240	1,219,659
Build NYC Resource Corp. (NY Preparatory Charter School); Series 2021 A, RB(f)	4.00%	06/15/2041	1,310	1,070,897
Build NYC Resource Corp. (Unity Preparatory Charter School of Brooklyn);
Series 2023, RB(f)	5.00%	06/15/2033	600	627,614
Series 2023, RB(f)	5.50%	06/15/2053	1,150	1,164,065
Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2045	10,000	9,718,791
Metropolitan Transportation Authority (Green Bonds);
Series 2019 C, RB (INS - AGM)(h)(j)(k)	4.00%	11/15/2046	22,245	21,807,552
Series 2019 C, RB (INS - AGM)(h)(j)(k)	4.00%	11/15/2049	14,615	14,242,832
Series 2020 C-1, RB	5.00%	11/15/2050	14,000	14,654,115
Series 2020 D-1, RB	5.00%	11/15/2045	10,000	10,612,997
Subseries 2020 A-1, RB (INS - AGM)(h)(j)(k)	4.00%	11/15/2043	16,025	15,870,825
Subseries 2020 A-1, RB(h)(k)	4.00%	11/15/2053	27,500	25,969,985
Monroe County Industrial Development Corp. (Rochester Regional Health); Series 2020, Ref. RB	4.00%	12/01/2046	10,200	9,182,321
Monroe County Industrial Development Corp. (St. Ann’s Community); Series 2019, Ref. RB	5.00%	01/01/2040	8,500	7,456,713
MTA Hudson Rail Yards Trust Obligations; Series 2016 A, RB	5.00%	11/15/2051	8,000	7,999,575
Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside);
Series 2021, RB (Acquired 12/13/2007-02/28/2018; Cost $32,362,779)(d)(e)	5.00%	01/01/2058	30,886	9,248,539
Series 2021, Ref. RB (Acquired 09/07/2021; Cost $14,980,000)(d)(e)(f)	9.00%	01/01/2041	14,980	14,980,000
Nassau County Tobacco Settlement Corp.;
Series 2006 A-3, RB	5.00%	06/01/2035	10,390	9,890,863
Series 2006 A-3, RB	5.13%	06/01/2046	64,730	61,791,031
Series 2006 B, RB(g)	0.00%	06/01/2046	105,990	29,719,108
New York & New Jersey (States of) Port Authority; One Hundred Eighty Third Series 2014, RB	4.00%	12/15/2038	8,635	8,591,290
New York (City of), NY;
Subseries 2023 B-1, GO Bonds(h)	5.25%	10/01/2047	10,000	11,060,140
Subseries 2023 E-1, GO Bonds	4.00%	04/01/2050	4,385	4,289,720
New York (City of), NY Municipal Water Finance Authority;
Series 2011 FF-2, VRD RB(l)	3.10%	06/15/2044	22,000	22,000,000
Series 2012, VRD RB(l)	3.20%	06/15/2046	500	500,000
Series 2024 AA-1, RB	5.25%	06/15/2053	4,500	5,030,512
Subseries 2022 CC-1, RB(h)	5.00%	06/15/2052	21,210	22,898,210
Subseries 2023 AA-3, RB(h)	5.00%	06/15/2047	10,000	11,013,830
New York (City of), NY Transitional Finance Authority;
Series 2018 A-4, VRD RB(l)	3.10%	08/01/2045	30,000	30,000,000
Series 2019, VRD RB(l)	0.02%	11/01/2044	20,000	20,000,000
Series 2022 C-1, RB	4.00%	02/01/2051	1,760	1,698,684
Series 2022, RB(h)	5.25%	11/01/2048	12,500	13,821,500
Series 2024 B, RB	4.38%	05/01/2053	20,000	20,071,944
Series 2024 F-1, RB	5.25%	02/01/2053	15,000	16,565,990
Subseries 2019 S1B, RB	3.00%	07/15/2049	5,000	3,955,126
Subseries 2022 C-1, RB(h)	4.00%	02/01/2047	11,000	10,749,215

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority;
Series 2015 C, RB(b)(o)	5.00%	09/15/2025	$40	$41,147
Series 2018 E, RB(h)	5.00%	03/15/2046	35,050	36,994,364
Series 2022 A, RB (INS - AGM)(h)(j)	4.25%	05/01/2052	15,000	15,149,430
New York (State of) Dormitory Authority (Montefiore Medical Center); Series 2020 A, RB (INS - AGM)(h)(j)(k)	3.00%	09/01/2050	14,775	11,061,701
New York (State of) Thruway Authority;
Series 2019 B, RB	4.00%	01/01/2053	15,000	14,329,119
Series 2021 A-1, RB(h)	4.00%	03/15/2054	10,000	9,586,459
Series 2021 A-1, RB(h)	4.00%	03/15/2059	30,000	28,404,936
New York (State of) Thruway Authority (Bidding Group 5); Series 2021 A-1, Ref. RB	3.00%	03/15/2048	5,000	4,025,253
New York (State of) Thruway Authority (Green Bonds);
Series 2022 C, RB(h)	4.13%	03/15/2056	5,000	4,861,386
Series 2022 C, RB(h)	4.13%	03/15/2057	15,000	14,552,378
New York City Housing Development Corp. (Sustainable Development Bonds);
Series 2022 F-1, RB (CEP - Federal Housing Administration)	4.75%	11/01/2047	1,000	1,025,770
Series 2022 F-1, RB (CEP - Federal Housing Administration)	4.85%	11/01/2052	3,000	3,086,296
Series 2022 F-1, RB (CEP - Federal Housing Administration)	4.90%	11/01/2057	3,000	3,072,569
New York Convention Center Development Corp. (Hotel Unit Fee Secured); Series 2016, RB(g)	0.00%	11/15/2049	13,390	3,803,021
New York Counties Tobacco Trust IV;
Series 2005 F, RB(g)	0.00%	06/01/2060	50,000	3,654,795
Series 2010 A, RB(f)	6.25%	06/01/2041	6,300	6,301,492
New York Counties Tobacco Trust V;
Series 2005 S-1, RB(g)	0.00%	06/01/2038	65,990	28,433,817
Series 2005 S-2, RB(g)	0.00%	06/01/2050	45,500	7,167,392
Series 2005 S-3, RB(g)	0.00%	06/01/2055	268,000	23,391,281
New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 3, Ref. RB(f)	7.25%	11/15/2044	46,500	46,885,225
New York Liberty Development Corp. (7 World Trade Center); Series 2022, Ref. RB	3.13%	09/15/2050	9,130	7,214,334
New York Liberty Development Corp. (Green Bonds); Series 2021 A, Ref. RB (INS - AGM)(h)(j)(k)	3.00%	11/15/2051	10,000	7,618,898
New York State Urban Development Corp.; Series 2020 A, RB	3.00%	03/15/2050	7,500	5,840,061
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport);
Series 2020, Ref. RB(c)	5.25%	08/01/2031	7,575	7,991,138
Series 2020, Ref. RB(c)	5.38%	08/01/2036	11,505	12,021,633
Series 2023, RB(c)	6.00%	06/30/2054	17,085	18,818,600
Series 2023, RB(c)	5.38%	06/30/2060	14,230	14,939,737
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(c)	5.00%	08/01/2026	2,645	2,645,675
Series 2016, Ref. RB(c)	5.00%	08/01/2031	3,775	3,775,181
Series 2021, Ref. RB(c)	3.00%	08/01/2031	3,500	3,260,472
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment);
Series 2018, RB(c)	5.00%	01/01/2028	10,650	11,061,976
Series 2020, RB(c)	5.00%	10/01/2040	16,450	16,979,224
Series 2020, RB(c)	4.38%	10/01/2045	750	740,045
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, RB(c)	5.00%	07/01/2046	3,420	3,401,649
Series 2016 A, RB(c)	5.25%	01/01/2050	10,995	10,998,029
Series 2023, RB(c)	5.63%	04/01/2040	19,500	21,187,511
New York Transportation Development Corp. (Terminal 4 John F. Kennedy International Airport); Series 2022, RB (INS - AGM)(c)(j)	4.00%	12/01/2042	5,000	4,844,677
Niagara Area Development Corp. (Covanta); Series 2018 A, Ref. RB(c)(f)	4.75%	11/01/2042	2,390	2,076,516
Rockland Tobacco Asset Securitization Corp.; Series 2005 C, RB(f)(g)	0.00%	08/15/2060	368,350	24,088,801
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.);
Series 2013 A, RB(d)	5.00%	07/01/2027	1,985	694,750
Series 2013 A, RB(d)	5.00%	07/01/2038	5,700	1,995,000
Triborough Bridge & Tunnel Authority; Series 2024 A-1, RB	5.25%	05/15/2059	20,000	22,049,206

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels);
Series 2012 1-A, RB(h)	4.00%	11/15/2056	$10,000	$9,383,867
Series 2019 C, RB (INS - AGM)(h)(j)(k)	3.00%	11/15/2047	12,665	10,288,770
Series 2022 A, RB(h)	5.00%	05/15/2057	11,490	12,339,754
Series 2022, RB	5.25%	05/15/2062	20,000	21,751,226
TSASC, Inc.;
Series 2016 B, Ref. RB	5.00%	06/01/2045	8,325	7,630,908
Series 2016 B, Ref. RB	5.00%	06/01/2048	29,805	26,970,568
Westchester (County of), NY Industrial Development Agency (Million Air Two LLC General Aviation Facilities); Series 2017 A, RB(c)(f)	7.00%	06/01/2046	58,990	53,064,048
Westchester County Healthcare Corp.; Series 2014 A, RB	5.00%	11/01/2044	0	419
Westchester Tobacco Asset Securitization Corp.; Series 2016 C, Ref. RB	5.13%	06/01/2051	9,405	9,423,689
				1,128,149,507

North Carolina–0.27%
Greater Asheville Regional Airport Authority;
Series 2023, RB (INS - AGM)(c)(j)	5.25%	07/01/2048	2,000	2,161,391
Series 2023, RB (INS - AGM)(c)(j)	5.25%	07/01/2053	1,250	1,334,901
North Carolina (State of) Medical Care Commission (Salemtowne Project);
Series 2018 A, RB	5.00%	10/01/2038	1,485	1,354,114
Series 2018 A, RB	5.00%	10/01/2048	5,055	4,189,520
Raleigh (City of), NC; Series 2005 B, VRD COP(l)	3.40%	02/01/2034	12,245	12,245,000
				21,284,926

North Dakota–0.35%
Grand Forks (City of), ND (Altru Health System);
Series 2021, Ref. RB	4.00%	12/01/2046	9,395	8,278,228
Series 2021, Ref. RB	4.00%	12/01/2051	11,845	10,173,248
North Dakota (State of) Housing Finance Agency;
Series 2024, RB	4.70%	07/01/2049	5,000	5,021,505
Series 2024, RB	4.75%	01/01/2052	4,540	4,556,526
				28,029,507

Ohio–3.33%
Buckeye Tobacco Settlement Financing Authority;
Series 2020 A-2, Ref. RB	3.00%	06/01/2048	11,000	8,417,075
Series 2020 B-2, Ref. RB	5.00%	06/01/2055	72,835	69,510,658
Series 2020 B-3, Ref. RB(g)	0.00%	06/01/2057	398,785	41,820,822
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Constellation Schools); Series 2014 A, Ref. RB(f)	6.75%	01/01/2044	13,900	13,898,809
Cleveland (City of), OH (Continental Airlines, Inc.); Series 1998, RB(c)	5.38%	09/15/2027	4,190	4,190,656
Columbus (City of) & Franklin (County of), OH Finance Authority (Easton); Series 2020, RB(f)	5.00%	06/01/2028	3,070	3,080,729
Franklin (County of), OH (Wesley Communities);
Series 2020, Ref. RB	5.25%	11/15/2040	1,000	967,530
Series 2020, Ref. RB	5.25%	11/15/2055	6,300	5,584,249
Franklin (County of), OH Convention Facilities Authority (Greater Columbus Convention Center);
Series 2019, RB	5.00%	12/01/2039	715	704,777
Series 2019, RB	5.00%	12/01/2051	2,500	2,360,434
Hamilton (County of), OH (Cincinnati Children’s Hospital); Series 2019 CC, RB	5.00%	11/15/2049	1,855	2,181,264
Hamilton (County of), OH (Trihealth, Inc. Obligated); Series 2021, VRD Ref. RB(l)	3.00%	08/15/2051	525	525,000
Hamilton (County of), OH (UC Health);
Series 2020, RB(h)(k)	4.00%	09/15/2050	15,000	12,080,646
Series 2020, RB	4.00%	09/15/2050	4,100	3,302,043
Marion (County of), OH (United Church Homes, Inc.); Series 2019, Ref. RB	5.13%	12/01/2049	3,545	2,805,989
Montgomery (County of), OH (Premier Health Partners Obligated Group);
Series 2019 A, RB(h)(k)	4.00%	11/15/2045	11,825	10,578,942
Series 2019 A, Ref. RB	4.00%	11/15/2042	4,955	4,560,283
Series 2019 A, Ref. RB	4.00%	11/15/2045	2,420	2,164,993

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Montgomery (County of), OH (Trousdale Foundation Properties);
Series 2018 A, RB (Acquired 08/29/2018-09/14/2020; Cost $ 5,915,050)(d)(e)(f)	6.00%	04/01/2038	$7,270	$2,108,300
Series 2018 A, RB (Acquired 04/01/2020-09/14/2020; Cost $ 1,179,430)(d)(e)(f)	6.25%	04/01/2049	2,115	613,350
Muskingum (County of), OH (Genesis Healthcare System);
Series 2013, RB	5.00%	02/15/2044	26,930	24,981,881
Series 2013, RB	5.00%	02/15/2048	14,250	12,912,572
Ohio (State of) (Portsmouth Bypass); Series 2015, RB(c)	5.00%	12/31/2039	2,750	2,760,920
Ohio (State of) Air Quality Development Authority (AMG Vanadium Project); Series 2019, RB(c)(f)	5.00%	07/01/2049	4,900	4,473,382
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC); Series 2017, RB(c)(f)	4.50%	01/15/2048	500	479,485
Ohio State University (The) (Green Bonds); Series 2021 A, GO Bonds (INS - AGM)(h)(j)	5.50%	11/01/2059	10,000	10,817,140
Ohio State University (The) (Multiyear Debt Issuance Program II) (Green Bonds); Series 2021 A, RB(h)	4.00%	12/01/2048	10,000	9,890,648
Tuscarawas (County of), OH Economic Development and Finance Alliance (Ashland University); Series 2015, Ref. RB	6.00%	03/01/2045	5,000	5,004,238
				262,776,815

Oklahoma–1.17%
Atoka (County of), OK Health Care Authority (Atoka Memorial Hospital); Series 2007, RB	6.63%	10/01/2037	2,915	2,590,040
Oklahoma (State of) Development Finance Authority (Provident Oklahoma Education Resources, Inc.-Cross Village Student Housing);
Series 2017, RB(d)	5.00%	08/01/2047	10,500	16,800
Series 2017, RB(d)	5.00%	08/01/2052	20,000	32,000
Series 2017, RB(d)	5.25%	08/01/2057	2,190	3,504
Oklahoma (State of) Development Finance Authority (Sommerset); Series 2015, RB	5.00%	07/01/2035	1,300	1,210,337
Oklahoma (State of) Water Resources Board; Series 2023 A, RB	4.38%	10/01/2053	650	659,043
Payne (County of), OK Economic Development Authority (Epworth Living at the Ranch);
Series 2016 A, RB(d)	6.88%	11/01/2046	2,469	1,728
Series 2016 A, RB(d)	6.63%	11/30/2049	1,164	815
Series 2016 A, RB(d)	7.00%	11/01/2051	2,429	1,700
Series 2016 B-1, RB(d)	5.25%	11/30/2049	1,664	1,165
Tulsa (City of), OK Airports Improvement Trust;
Series 2000 A, Ref. RB(c)	5.50%	06/01/2035	18,625	18,627,911
Series 2001 B, Ref. RB(c)	5.50%	12/01/2035	15,000	15,002,344
Series 2001 C, Ref. RB(c)	5.50%	12/01/2035	47,625	47,632,444
Tulsa (City of), OK Airports Improvement Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(b)(c)	5.00%	06/01/2025	6,500	6,514,512
				92,294,343

Oregon–0.51%
Oregon (State of) Facilities Authority (Legacy Health); Series 2016 A, RB(h)	4.00%	06/01/2046	16,025	15,424,011
Oregon Health & Science University (Green Bonds); Series 2021 A, Ref. RB	3.00%	07/01/2051	10,000	7,556,108
Portland (Port of), OR (Green Bonds); Twenty Ninth Series 2023, RB(c)	5.50%	07/01/2048	10,000	11,112,410
Umatilla County School District No. 6R Umatilla; Series 2023 B, GO Bonds (CEP - Oregon School Bond Guaranty)(g)	0.00%	06/15/2053	10,000	2,372,739
Yamhill (County of), OR Hospital Authority (Friendsview Retirement Community); Series 2016 A, Ref. RB	5.00%	11/15/2046	1,835	1,495,567
Yamhill (County of), OR Hospital Authority (Friendsview);
Series 2021 A, Ref. RB	5.00%	11/15/2046	2,500	2,037,557
Series 2021 A, Ref. RB	5.00%	11/15/2051	500	395,103
				40,393,495

Pennsylvania–2.02%
Allegheny (County of), PA Airport Authority; Series 2021 A, RB(c)	5.00%	01/01/2051	10,000	10,326,297
Allegheny (County of), PA Sanitary Authority; Series 2022, RB	5.00%	06/01/2053	3,000	3,208,674
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (615 Waterfront); Series 2021, RB(f)	6.00%	05/01/2042	4,940	5,190,677
Franklin (County of), PA Industrial Development Authority (Menno-Haven, Inc.);
Series 2018, Ref. RB	5.00%	12/01/2038	1,750	1,580,184
Series 2018, Ref. RB	5.00%	12/01/2043	4,800	4,119,526
Series 2019, RB	5.00%	12/01/2054	2,000	1,585,186

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Lehigh (County of), PA General Purpose Authority (Kidspeace Obligation Group);
Series 2014 A, RB	7.50%	02/01/2044	$4,762	$4,047,613
Series 2014 B, RB(n)	7.50%	02/01/2044	1,379	760,130
Series 2014 C, RB(d)	0.00%	02/01/2044	4,122	26,964
Pennsylvania (Commonwealth of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. RB(c)	5.50%	11/01/2044	4,000	4,014,302
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Penndot Major Bridges);
Series 2022, RB(c)	5.25%	06/30/2053	11,000	11,760,019
Series 2022, RB (INS - AGM)(c)(j)	5.00%	12/31/2057	16,000	16,886,530
Series 2022, RB(c)	6.00%	06/30/2061	18,500	20,976,290
Series 2022, RB (INS - AGM)(c)(j)	5.75%	12/31/2062	10,000	11,171,289
Pennsylvania (Commonwealth of) Housing Finance Agency;
Series 2023-142A, Ref. RB	5.00%	10/01/2043	2,000	2,108,873
Series 2024, RB	6.00%	10/01/2054	8,000	8,744,382
Pennsylvania (Commonwealth of) Turnpike Commission;
Series 2013 B-2, RB(n)	6.00%	12/01/2037	7,000	6,688,597
Series 2016 A-1, RB	5.00%	12/01/2046	5,000	5,068,921
Philadelphia (City of), PA Authority for Industrial Development (Alliance for Progress Charter School, Inc.); Series 2019 A, RB	5.00%	06/15/2049	3,275	2,945,429
Philadelphia (City of), PA Authority for Industrial Development (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.25%	06/15/2043	5,500	5,546,589
Philadelphia (City of), PA Authority for Industrial Development (MaST I Charter School);
Series 2016 A, Ref. RB	5.25%	08/01/2046	2,560	2,572,514
Series 2016 A, Ref. RB	5.38%	08/01/2051	3,950	3,965,299
Philadelphia (City of), PA Authority for Industrial Development (MaST II Charter School); Series 2016 B, RB	5.63%	08/01/2036	30	30,706
Philadelphia (City of), PA Authority for Industrial Development (St. Joseph’s University); Series 2022, RB	5.50%	11/01/2060	18,625	20,009,614
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group);
Series 2017, Ref. RB	5.00%	07/01/2037	4,575	4,056,081
Series 2017, Ref. RB	5.00%	07/01/2049	2,930	2,385,719
				159,776,405

Puerto Rico–6.76%
Children’s Trust Fund;
Series 2002, RB	5.50%	05/15/2039	23,785	23,852,235
Series 2002, RB	5.63%	05/15/2043	5,415	5,478,133
Series 2005 A, RB(g)	0.00%	05/15/2050	473,480	89,072,892
Series 2008 B, RB(g)	0.00%	05/15/2057	784,260	50,823,813
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(g)	0.00%	07/01/2024	1,204	1,188,040
Series 2021 A, GO Bonds(g)	0.00%	07/01/2033	5,303	3,417,865
Series 2021 A-1, GO Bonds	4.00%	07/01/2035	13,387	12,994,780
Series 2021 A-1, GO Bonds	4.00%	07/01/2041	24,758	22,996,067
Series 2021 A-1, GO Bonds	4.00%	07/01/2046	19,150	17,307,850
Subseries 2022, RN(g)	0.00%	11/01/2043	36,390	21,333,726
Subseries 2022, RN(g)	0.00%	11/01/2051	60,690	36,110,761
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2008 A, RB	6.13%	07/01/2024	3,687	3,710,667
Series 2021 B, RB(f)	4.00%	07/01/2042	25,000	23,009,185

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2007 TT, RB(d)	5.00%	07/01/2026	$6,685	$1,771,525
Series 2007 TT, RB(d)	5.00%	07/01/2027	2,350	622,750
Series 2007 UU, Ref. RB (3 mo. USD LIBOR + 0.68%)(d)(q)	4.43%	07/01/2025	4,250	1,126,250
Series 2007 UU, Ref. RB (3 mo. USD LIBOR + 0.70%)(d)(q)	4.45%	07/01/2031	2,050	451,000
Series 2007 VV, Ref. RB (INS - NATL)(j)	5.25%	07/01/2024	4,560	4,557,680
Series 2007 VV, Ref. RB (INS - NATL)(j)	5.25%	07/01/2030	9,275	9,166,381
Series 2007 VV, Ref. RB (INS - AGM)(j)	5.25%	07/01/2031	20,000	20,034,602
Series 2007 VV, Ref. RB (INS - NATL)(j)	5.25%	07/01/2032	6,275	6,247,956
Series 2008 WW, RB(d)	5.00%	07/01/2028	13,620	3,609,300
Series 2008 WW, RB(d)	5.25%	07/01/2033	2,200	583,000
Series 2008 WW, RB(d)	5.50%	07/01/2038	19,685	5,216,525
Series 2010 AAA, RB(d)	5.25%	07/01/2025	840	222,600
Series 2010 AAA, RB(d)	5.25%	07/01/2031	1,350	357,750
Series 2010 CCC, RB(d)	5.00%	07/01/2025	325	86,125
Series 2010 CCC, RB(d)	5.00%	07/01/2028	960	254,400
Series 2010 CCC, RB(d)	5.25%	07/01/2028	7,600	2,014,000
Series 2010 EEE, RB(d)	6.05%	07/01/2032	895	237,175
Series 2010 XX, RB(d)	4.63%	07/01/2025	620	164,300
Series 2010 XX, RB(d)	5.25%	07/01/2026	385	102,025
Series 2010 XX, RB(d)	5.25%	07/01/2035	6,799	1,801,735
Series 2010 YY, RB(d)	6.13%	07/01/2040	1,200	318,000
Series 2010 ZZ, Ref. RB(d)	5.00%	07/01/2024	340	90,100
Series 2010 ZZ, Ref. RB(d)	5.25%	07/01/2024	65	17,225
Series 2010 ZZ, Ref. RB(d)	4.63%	07/01/2025	640	169,600
Series 2010 ZZ, Ref. RB(d)	5.00%	07/01/2026	435	115,275
Series 2010 ZZ, Ref. RB(d)	5.25%	07/01/2026	875	231,875
Series 2010 ZZ, Ref. RB(d)	5.00%	07/01/2028	310	82,150
Series 2012 A, RB(d)	4.80%	07/01/2029	2,260	598,900
Series 2012 A, RB(d)	5.00%	07/02/2029	3,535	936,775
Series 2012 A, RB(d)	5.05%	07/01/2042	3,095	820,175
Series 2013 A, RB(d)	7.25%	07/01/2030	2,120	561,800
Series 2013 A, RB(d)	7.00%	07/01/2033	6,030	1,597,950
Series 2013 A, RB(d)	6.75%	07/01/2036	15,090	3,998,850
Series 2013 A, RB(d)	7.00%	07/01/2040	2,675	708,875
Series 2013 A, RB(d)	7.00%	07/01/2043	20,415	5,409,975
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB (Acquired 04/30/2019-01/08/2020; Cost $19,130,000)(c)(d)(e)	6.63%	06/01/2026	19,130	13,391,000
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(g)	0.00%	07/01/2029	1,927	1,586,905
Series 2018 A-1, RB(g)	0.00%	07/01/2031	2,484	1,889,877
Series 2018 A-1, RB(g)	0.00%	07/01/2033	10,296	7,201,758
Series 2018 A-1, RB(g)	0.00%	07/01/2046	55,515	18,073,712
Series 2018 A-1, RB(g)	0.00%	07/01/2051	149,221	36,049,481
Series 2018 A-1, RB	4.75%	07/01/2053	20,479	20,490,614
Series 2019 A-2, RB	4.33%	07/01/2040	24,721	24,607,981
Series 2019 A-2, RB	4.33%	07/01/2040	4,200	4,180,798
Series 2019 A-2, RB	4.54%	07/01/2053	314	304,178
Series 2019 A-2, RB	4.78%	07/01/2058	20,223	20,172,487
				533,529,409

Rhode Island–0.12%
Rhode Island Health and Educational Building Corp. (Lifespan Obligated Group); Series 2024, RB	5.25%	05/15/2054	9,000	9,680,114
Tobacco Settlement Financing Corp.; Series 2015 B, Ref. RB	5.00%	06/01/2050	30	30,149
				9,710,263

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–0.07%
South Carolina (State of) Jobs-Economic Development Authority (High Point Academy Project); Series 2018 A, RB(f)	5.75%	06/15/2049	$2,000	$2,024,347
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes);
Series 2013, RB	5.00%	05/01/2043	1,000	828,306
Series 2013, RB	5.13%	05/01/2048	2,000	1,627,388
Series 2017, Ref. RB	5.00%	05/01/2042	250	209,875
South Carolina (State of) Jobs-Economic Development Authority (South Carolina Episcopal Home at Still Hopes); Series 2018 A, Ref. RB	5.00%	04/01/2048	1,085	924,572
				5,614,488

Tennessee–1.45%
Bristol (City of), TN Industrial Development Board (Pinnacle); Series 2016, RB	5.63%	06/01/2035	13,000	11,743,559
Knox (County of), TN Health, Educational & Housing Facility Board (University of Tennessee);
Series 2024 A-1, RB (INS - BAM)(j)	5.50%	07/01/2059	1,750	1,911,944
Series 2024 A-1, RB (INS - BAM)(j)	5.00%	07/01/2064	4,000	4,180,195
Memphis (City of) & Shelby (County of), TN Economic Development Growth Engine Industrial Development Board (Graceland);
Series 2017 A, Ref. RB	5.50%	07/01/2037	250	174,246
Series 2017 A, Ref. RB	5.63%	01/01/2046	750	447,564
Metropolitan Nashville Airport Authority (The); Series 2022 B, RB(c)	5.50%	07/01/2052	1,000	1,090,461
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Trousdale Foundation Properties);
Series 2018 A, RB (Acquired 08/29/2018; Cost $14,581,018)(d)(e)(f)	6.00%	04/01/2038	14,875	4,313,750
Series 2018 A, RB (Acquired 08/29/2018-09/14/2020; Cost $12,784,437)(d)(e)(f)	6.25%	04/01/2049	19,400	5,626,000
Shelby (County of), TN Health, Educational & Housing Facilities Board (Kirby Pines); Series 1997 A, RB	6.38%	11/15/2025	715	708,318
Shelby (County of), TN Health, Educational & Housing Facilities Board (Trezevant Manor);
Series 2013 A, Ref. RB	5.50%	09/01/2047	16,300	13,157,952
Series 2016 A, Ref. RB(f)	5.00%	09/01/2031	750	675,344
Series 2016 A, Ref. RB(f)	5.00%	09/01/2037	1,145	955,721
Tennessee (State of) School Bond Authority;
Series 2022 A, RB (CEP - Colorado Higher Education Intercept Program)(h)	5.00%	11/01/2052	30,000	32,687,100
Series 2022, RB (CEP - Colorado Higher Education Intercept Program)(h)	5.00%	11/01/2047	12,835	14,140,987
Tennessee Energy Acquisition Corp. (GAS); Series 2023 A-1, Ref. RB(b)	5.00%	05/01/2028	21,550	22,295,613
				114,108,754

Texas–10.45%
Academy Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	08/15/2048	4,375	4,287,718
Arlington Higher Education Finance Corp. (Cypress Christian School);
Series 2024, RB(f)	5.75%	06/01/2043	1,500	1,540,019
Series 2024, RB(f)	6.00%	06/01/2053	1,250	1,274,835
Arlington Higher Education Finance Corp. (Legacy Traditional Schools);
Series 2021, Ref. RB	4.38%	02/15/2051	7,500	5,175,580
Series 2021, Ref. RB	4.50%	02/15/2056	3,000	2,053,056
Series 2022, RB(f)	6.38%	02/15/2052	4,000	3,769,378
Series 2022, RB(f)	6.50%	02/15/2057	6,000	5,696,519
Arlington Higher Education Finance Corp. (Newman International Academy); Series 2021, RB	5.00%	08/15/2051	4,000	3,398,410
Arlington Higher Education Finance Corp. (Odyssey Academy, Inc.);
Series 2023 A, RB(f)	6.00%	02/15/2043	3,825	3,848,551
Series 2023 A, RB(f)	6.13%	02/15/2053	5,000	4,996,414
Birdville Independent School District; Series 2023, GO Bonds (INS - BAM)(j)	4.00%	02/15/2048	12,640	12,254,063
Bonham Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2053	7,755	7,670,682
Brazoria County Industrial Development Corp. (Gladieux Metals Recycling LLC);
Series 2019 A, RB(c)(f)	9.00%	03/01/2039	2,185	2,300,355
Series 2019, RB(c)	7.00%	03/01/2039	10,325	9,847,000
Series 2019, RB(c)(f)	9.00%	03/01/2039	3,385	3,563,708
Bridge City Independent School District;
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)(h)	4.13%	02/15/2043	3,440	3,471,407
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)(h)	4.13%	02/15/2045	7,320	7,355,626

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Caddo Mills Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.13%	02/15/2048	$4,500	$4,447,000
Calhoun (County of), TX Navigation Industrial Development Authority (Max Midstream Texas LLC); Series 2021, RN(c)(f)	3.63%	07/01/2026	7,000	6,557,384
Clifton Higher Education Finance Corp. (International Leadership of Texas);
Series 2015, RB	5.75%	08/15/2038	1,000	1,022,500
Series 2015, RB	5.75%	08/15/2045	8,000	8,164,315
Series 2018 D, RB	5.75%	08/15/2033	3,690	3,801,356
Series 2018 D, RB	6.00%	08/15/2038	12,250	12,627,835
Series 2018 D, RB	6.13%	08/15/2048	19,250	19,708,831
Comal Independent School District; Series 2015 A, Ref. GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/01/2035	6,580	6,569,527
Community Independent School District; Series 2022 B, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2050	2,000	1,950,807
Coppell Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.25%	08/15/2053	7,500	7,509,004
Cypress-Fairbanks Independent School District;
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)(h)	4.50%	02/15/2047	15,550	16,013,017
Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2048	9,000	8,791,681
Dallas (City of), TX; Series 2023 A, Ref. RB	4.00%	10/01/2052	7,230	7,031,881
Deer Park Independent School District;
Series 2018, GO Bonds (CEP - Texas Permanent School Fund)	4.25%	10/01/2041	1,415	1,471,057
Series 2018, GO Bonds (CEP - Texas Permanent School Fund)	4.25%	10/01/2042	1,795	1,856,107
El Paso (City of) TX; Series 2022 A, RB (INS - BAM)(j)	4.00%	03/01/2048	9,950	9,963,303
El Paso (City of), TX; Series 2021 B, GO Bonds	4.00%	08/15/2047	1,250	1,200,206
Forney Independent School District; Series 2022 B, GO Bonds (CEP - Texas Permanent School Fund)(h)	4.00%	08/15/2047	16,625	16,361,464
Goose Creek Consolidated Independent School District; Series 2019 B, GO Bonds (CEP - Texas Permanent School Fund)(h)	4.50%	10/01/2049	10,000	10,246,400
Grand Parkway Transportation Corp.; Series 2013 B, RB	5.85%	10/01/2048	17,000	18,476,671
Greater Texoma Utility Authority (City of Sherman);
Series 2023 A, RB (INS - BAM)(j)	4.38%	10/01/2053	10,000	9,914,899
Series 2023, RB (INS - AGM)(j)	4.25%	10/01/2053	12,565	12,200,463
Guadalupe (County of) & Seguin (City of), TX Hospital Board of Managers;
Series 2015, Ref. RB	5.00%	12/01/2040	5,350	5,122,032
Series 2015, Ref. RB	5.00%	12/01/2045	9,230	8,542,761
Harris (County of), TX; Series 2021, GO Bonds	4.00%	10/01/2036	10	10,431
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System); Series 2016, RB	5.00%	07/01/2045	2,010	2,054,531
Houston (City of), TX; Series 2014 D, Ref. RB	5.00%	11/15/2044	7,895	7,941,087
Houston (City of), TX Airport System (Continental Airlines, Inc.); Series 2011 A, Ref. RB(c)	6.63%	07/15/2038	16,000	16,009,477
Houston (City of), TX Airport System (United Airlines, Inc. Terminal E);
Series 2014, Ref. RB(c)	5.00%	07/01/2029	14,605	14,608,612
Series 2021 A, RB(c)	4.00%	07/01/2041	2,500	2,282,149
Houston (City of), TX Airport System (United Airlines, Inc.);
Series 2020 C, Ref. RB(c)	5.00%	07/15/2027	1,325	1,343,744
Series 2021 B-1, RB(c)	4.00%	07/15/2041	13,745	12,545,611
Ingram Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	08/15/2047	3,500	3,439,342
Katy Independent School District; Series 2021, GO Bonds (INS - BAM)(j)	3.00%	02/15/2046	5,000	4,049,041
La Vernia Higher Education Finance Corp. (Meridian World School); Series 2015, RB(b)(f)(o)	5.60%	08/15/2024	4,420	4,450,367
Lamar Consolidated Independent School District;
Series 2021, GO Bonds (INS - BAM)(j)	3.00%	02/15/2051	5,000	3,899,485
Series 2023, GO Bonds	4.00%	02/15/2048	25,000	24,570,417
Series 2023, GO Bonds	4.25%	02/15/2053	3,800	3,801,570
Little Elm Independent School District;
Series 2023, GO Bonds	4.00%	08/15/2048	3,865	3,730,144
Series 2023, GO Bonds	4.25%	08/15/2053	12,165	11,935,735
Magnolia Independent School District; Series 2023, GO Bonds	4.00%	08/15/2047	12,000	11,989,249
Midland (City of), TX; Series 2023, GO Bonds	4.00%	03/01/2048	5,245	5,177,399
Montgomery Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2048	10,000	9,903,390

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
New Hope Cultural Education Facilities Finance Corp. (4-K Housing, Inc.-Stoney Brook); Series 2017 C, RB(d)	5.00%	07/01/2037	$1,610	$483,000
New Hope Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community);
Series 2021 A-1, RB	7.50%	11/15/2037	285	219,638
Series 2021 A-2, RB	7.50%	11/15/2036	2,390	1,971,309
Series 2021, RB	2.00%	11/15/2061	7,538	2,813,178
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community); Series 2016, Ref. RB	5.00%	07/01/2046	20,395	15,445,843
New Hope Cultural Education Facilities Finance Corp. (Forefront Living San Antonio - Bella Vida at LA Cantera)); Series 2023, RN(f)	12.00%	12/01/2028	14,000	15,226,198
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village); Series 2017, Ref. RB	5.00%	01/01/2047	6,790	6,028,382
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford);
Series 2016 A, RB	5.38%	11/15/2036	1,365	1,218,270
Series 2016 A, RB	5.50%	11/15/2046	4,475	3,743,347
Series 2016 A, RB	5.50%	11/15/2052	850	692,158
New Hope Cultural Education Facilities Finance Corp. (Outlook at Windhaven (The)); Series 2022, RB	5.50%	10/01/2027	3,505	3,440,368
New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North);
Series 2018, Ref. RB	5.00%	10/01/2039	3,000	2,573,705
Series 2018, Ref. RB	5.25%	10/01/2049	12,840	10,468,321
Series 2020, RB	5.25%	10/01/2055	1,900	1,517,184
Newark High Education Finance Corp. (A+ Charter Schools, Inc.);
Series 2015 A, RB(f)	5.50%	08/15/2035	845	864,416
Series 2015 A, RB(f)	5.75%	08/15/2045	2,015	2,047,999
Newark High Education Finance Corp. (Hughen Center, Inc.);
Series 2022 A, RB (CEP - Texas Permanent School Fund)	5.00%	08/15/2042	600	665,264
Series 2022 A, RB (CEP - Texas Permanent School Fund)	5.00%	08/15/2052	500	531,785
North Texas Tollway Authority; Series 2011 B, RB(b)(g)(o)	0.00%	09/01/2031	15,500	7,866,813
Red River Health Facilities Development Corp. (MRC Crossing);
Series 2014 A, RB(b)(o)	7.50%	11/15/2024	2,350	2,412,965
Series 2014 A, RB(b)(o)	7.75%	11/15/2024	5,100	5,245,337
Series 2014 A, RB(b)(o)	8.00%	11/15/2024	6,000	6,179,101
Rockwall Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2053	5,000	4,829,942
San Antonio (City of), TX; Series 2023 A, Ref. RB(h)	5.50%	02/01/2050	10,000	11,361,960
Sanger Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	08/15/2047	7,380	7,241,202
Sanger Industrial Development Corp. (Texas Pellets); Series 2012 B, RB (Acquired 09/04/2012; Cost $37,110,000)(c)(d)(e)(i)	8.00%	07/01/2038	37,110	8,720,850
Shallowater Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	5.25%	02/15/2053	2,800	3,069,322
Sheldon Independent School District;
Series 2023, GO Bonds (INS - BAM)(j)	4.00%	02/15/2048	4,950	4,828,082
Series 2023, GO Bonds (INS - BAM)(j)	4.00%	02/15/2050	10,220	9,874,592
Splendora Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.10%	02/15/2048	3,085	3,064,747
Spring Branch Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)(h)	4.50%	02/01/2047	10,000	10,264,090
Spring Independent School District; Series 2023, GO Bonds	4.00%	08/15/2052	12,500	12,023,480
Sweetwater Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2053	2,500	2,390,755
Tarrant (County of), TX Hospital District; Series 2023, GO Bonds	4.25%	08/15/2053	5,000	4,946,678
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group); Series 2016, Ref. RB	5.00%	05/15/2037	3,000	2,901,277
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott & White Health); Series 2022, RB(h)	5.00%	11/15/2051	15,000	15,827,610
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living - Ventana);
Series 2017, RB	6.00%	11/15/2027	3,250	3,303,759
Series 2017, RB	6.75%	11/15/2047	13,125	13,425,102
Series 2017, RB	6.75%	11/15/2052	965	981,738

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, RB (Acquired 07/18/2007; Cost $1,015,000)(d)(e)	5.75%	02/15/2025	$1,015	$558,250
Series 2007, RB (Acquired 07/18/2007; Cost $1,600,000)(d)(e)	5.75%	02/15/2029	1,600	880,000
Series 2009 A, RB (Acquired 12/10/2009-10/01/2020; Cost $12,866,093)(d)(e)	8.00%	02/15/2038	13,350	7,342,500
Series 2017 A, RB (Acquired 12/15/2016-09/17/2020; Cost $26,170,658)(d)(e)	6.38%	02/15/2048	26,895	14,792,250
Series 2017 A, RB (Acquired 12/15/2016-04/28/2020; Cost $24,814,254)(d)(e)	6.38%	02/15/2052	25,055	13,780,250
Series 2017, RB (Acquired 11/05/2019; Cost $9,547,686)(d)(e)	6.38%	02/15/2041	8,755	4,815,250
Tarrant County Cultural Education Facilities Finance Corp. (Christus Health); Series 2022 A, RB	4.00%	07/01/2053	4,345	4,031,838
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks);
Series 2020, Ref. RB	6.63%	11/15/2041	1,000	951,459
Series 2020, Ref. RB	6.75%	11/15/2051	4,000	3,686,238
Series 2020, Ref. RB	6.88%	11/15/2055	4,000	3,716,502
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way); Series 2020 A, RB (Acquired 10/28/2009-09/29/2020; Cost $18,149,664)(e)	5.75%	12/01/2054	18,637	12,113,954
Texas (State of) Transportation Commission;
Series 2019, RB(g)	0.00%	08/01/2051	6,000	1,493,168
Series 2019, RB(g)	0.00%	08/01/2053	1,000	222,561
Texas (State of) Water Development Board;
Series 2022, RB(h)	4.80%	10/15/2052	33,000	35,040,423
Series 2022, RB(h)	5.00%	10/15/2057	3,500	3,785,940
Series 2023 A, RB	4.88%	10/15/2048	10,000	10,821,206
Texas Municipal Gas Acquisition & Supply Corp. IV; Series 2023 A, RB(b)	5.50%	01/01/2030	14,250	15,332,503
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC - North Tarrant Express Managed Lanes); Series 2023, RB(c)	5.50%	12/31/2058	10,000	11,007,591
Thrall Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2052	10,000	9,657,635
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools); Series 2012 A, RB	5.25%	08/15/2042	55	54,741
Waco (City of), TX; Series 2023 A, Ctfs. Of Obligation	4.00%	02/01/2053	8,660	8,466,423
Waller Consolidated Independent School District;
Series 2023 A, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2048	10,000	9,873,209
Series 2023 A, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2053	10,000	9,676,162
Walnut Creek Special Utility District; Series 2023, RB (INS - AGM)(j)	4.75%	01/10/2054	2,800	2,922,766
Waxahachie Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.25%	02/15/2053	3,500	3,512,342
				825,040,531

Utah–1.46%
Auto Mall & Retail Public Infrastructure District; Series 2023 B, GO Bonds(f)	9.75%	03/15/2053	2,065	2,091,048
Black Desert Public Infrastructure District;
Series 2021 A, GO Bonds(f)	4.00%	03/01/2051	8,525	6,492,664
Series 2021 B, GO Bonds(f)	7.38%	09/15/2051	5,500	4,614,039
Downtown East Streetcar Sewer Public Infrastructure District; Series 2022 B, GO Bonds(f)	9.00%	03/15/2053	1,239	1,237,498
Jepson Canyon Public Infrastructure District No. 1;
Series 2022 A, GO Bonds(f)	5.13%	03/01/2051	3,280	2,625,946
Series 2022 B, GO Bonds(f)	8.00%	03/15/2051	579	493,418
Mida Mountain Village Public Infrastructure District;
Series 2020 A, RB(f)	4.50%	08/01/2040	1,205	1,109,173
Series 2020 A, RB(f)	5.00%	08/01/2050	6,500	6,122,472
Red Bridge Public Infrastructure District No. 1;
Series 2021 A, GO Bonds(f)	3.63%	02/01/2035	600	494,155
Series 2021 A, GO Bonds(f)	4.13%	02/01/2041	500	389,593
Series 2021 A, GO Bonds(f)	4.38%	02/01/2051	1,100	803,809
Series 2021 B, GO Bonds(f)	7.38%	08/15/2051	600	485,694
Salt Lake City (City of), UT;
Series 2017 A, RB(c)(h)	5.00%	07/01/2047	15,000	15,195,960
Series 2023 A, RB(c)	5.25%	07/01/2048	5,750	6,214,000
Series 2023 A, RB(c)	5.50%	07/01/2053	12,000	13,168,292
Salt Lake City (City of), UT (Salt Lake City International Airport); Series 2021 A, RB(c)(h)(k)	5.00%	07/01/2051	11,675	12,101,838
Utah (County of), UT (IHC Health Services, Inc.); Series 2014 A, RB	4.00%	05/15/2045	17,040	16,481,274
Utah (State of) Charter School Finance Authority; Series 2018 A, RB(b)(f)	6.00%	10/15/2028	4,200	4,261,607
Utah (State of) Charter School Finance Authority (Ascent Academies of Utah); Series 2022, RB(f)	5.00%	06/15/2052	9,640	8,038,237

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utah–(continued)
Utah (State of) Charter School Finance Authority (Leadership Learning Academy); Series 2019 A, RB(f)	5.00%	06/15/2050	$2,000	$1,815,337
Utah (State of) Charter School Finance Authority (Renaissance Academy); Series 2020, Ref. RB(f)	5.00%	06/15/2055	2,080	1,966,837
Utah (State of) Charter School Finance Authority (Utah County Academy of Sciences); Series 2018 A, RB(b)(f)	5.75%	07/15/2028	3,420	3,420,612
Wohali Public Infrastructure District No. 1 (Wohali Assessment Area #1); Series 2023, RB(f)	7.00%	12/01/2042	5,630	5,692,699
				115,316,202

Virginia–0.66%
Ballston Quarter Community Development Authority;
Series 2024 A-1, RB	5.50%	03/01/2046	4,430	4,413,399
Series 2024 A-2, RB(g)(n)	0.00%	03/01/2059	10,634	7,239,728
Roanoke (County of), VA Economic Development Authority; Series 2019 A, Ref. RB (Acquired 12/21/2023; Cost $0)(d)(e)	5.38%	09/01/2054	555	514,496
Roanoke (County of), VA Economic Development Authority (Richfield Living); Series 2019 A, Ref. RB	5.00%	09/01/2034	745	690,630
Tobacco Settlement Financing Corp.;
Series 2007 B-1, RB	5.00%	06/01/2047	21,035	19,926,725
Series 2007 B-2, RB	5.20%	06/01/2046	3,000	2,972,429
Virginia (Commonwealth of) Small Business Financing Authority (95 Express Lanes LLC); Series 2022, Ref. RB(c)	4.00%	01/01/2040	500	483,509
Virginia (Commonwealth of) Small Business Financing Authority (Transform 66 P3); Series 2017, RB(c)	5.00%	12/31/2052	2,150	2,165,540
Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay); Series 2023, RB	7.00%	09/01/2059	11,000	12,033,774
Virginia Beach Development Authority (Westminster-Canterbury); Series 2018, Ref. RB	5.00%	09/01/2044	1,960	1,847,312
				52,287,542

Washington–1.34%
Central Puget Sound Regional Transit Authority (Green Bonds); Series 2021 S-1, Ref. RB(h)	4.00%	11/01/2046	16,255	16,230,322
King (County of), WA Public Hospital District No. 4;
Series 2015 A, RB	5.75%	12/01/2030	3,000	3,052,600
Series 2015 A, RB	6.00%	12/01/2035	2,885	2,950,845
Series 2015 A, RB	6.25%	12/01/2045	6,465	6,497,436
Port of Seattle Industrial Development Corp. (Delta Airlines); Series 2012, Ref. RB(c)	5.00%	04/01/2030	8,500	8,500,816
Washington (State of) Convention Center Public Facilities District; Series 2018, RB(h)(k)	5.00%	07/01/2058	29,500	30,182,719
Washington (State of) Economic Development Finance Authority (Green Bonds); Series 2020 A, RB(c)(f)	5.63%	12/01/2040	9,000	9,011,618
Washington (State of) Housing Finance Commission (Bayview Manor Homes);
Series 2016 A, Ref. RB(f)	5.00%	07/01/2036	1,460	1,304,633
Series 2016 A, Ref. RB(f)	5.00%	07/01/2046	1,700	1,359,221
Series 2016 A, Ref. RB(f)	5.00%	07/01/2051	9,650	7,456,609
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living);
Series 2015 A, RB(b)(f)(o)	7.00%	07/01/2025	2,150	2,240,155
Series 2015 A, RB(b)(f)(o)	7.00%	07/01/2025	1,500	1,562,899
Washington (State of) Housing Finance Commission (Presbyterian Retirement Co.);
Series 2016 A, Ref. RB(f)	5.00%	01/01/2031	1,500	1,361,995
Series 2016 A, Ref. RB(f)	5.00%	01/01/2046	8,700	6,163,893
Washington (State of) Housing Finance Commission (Presbyterian Retirement Communities Northwest); Series 2016 A, Ref. RB(f)	5.00%	01/01/2051	8,165	5,535,191
Washington (State of) Housing Finance Commission (Spokane International Academy); Series 2021 A, RB(f)	5.00%	07/01/2056	2,260	2,045,848
				105,456,800

West Virginia–1.20%
Harrison (County of), WV Commission (Charles Pointe No. 2);
Series 2008 A, Ref. RB	7.00%	06/01/2035	3,340	3,343,115
Series 2013, Ref. RB(d)(f)	7.00%	06/01/2035	1,000	500,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
West Virginia–(continued)
Harrison (County of), WV County Commission (Charles Pointe Economic Opportunity Development District);
Series 2019 A, RB(d)(f)	5.75%	06/01/2042	$14,980	$10,591,811
Series 2019 B, Ref. RB(d)(f)	7.50%	06/01/2042	5,285	3,492,357
Monogalia (County of), WV (Development Disctict No. 4 - University Town Centre); Series 2023, Ref. RB(f)	6.00%	06/01/2053	2,000	2,147,916
Monongalia (County of), WV Commission Special District (University Town Centre Economic Opportunity Development District);
Series 2017 A, Ref. RB(f)	5.75%	06/01/2043	6,000	6,167,131
Series 2020, Ref. RB(f)	7.50%	06/01/2043	13,205	14,356,089
Series 2021 A, Ref. RB(f)	4.13%	06/01/2043	2,845	2,543,057
West Virginia (State of) Economic Development Authority (Empire Green Gerenation LLC); Series 2023, RB(c)(f)	9.50%	05/01/2043	20,000	20,373,738
West Virginia (State of) Economic Development Authority (Empire South Terminal of West); Series 2023, RB(f)	8.50%	12/01/2043	16,000	16,260,830
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC);
Series 2016, RB(c)(d)(f)	7.25%	02/01/2036	10,965	7,675,500
Series 2018, RB(c)(d)(f)	8.75%	02/01/2036	4,500	3,600,000
West Virginia (State of) Hospital Finance Authority (Vandalia Health Group); Series 2023 B, RB	6.00%	09/01/2048	3,000	3,456,009
				94,507,553

Wisconsin–4.74%
Public Finance Authority;
Series 2023 A, Ref. RB(f)	6.25%	10/01/2053	1,000	1,015,589
Series 2023, RB(f)	6.88%	07/01/2053	1,350	1,394,789
Series 2023, RB(f)	7.00%	07/01/2058	1,000	1,032,781
Series 2023, RB	5.75%	07/01/2062	20,000	21,319,830
Public Finance Authority (CABS); Series 2024, RB(g)	0.00%	02/01/2031	19,235	11,961,995
Wisconsin (State of) Center District;
Series 2020 C, RB (INS - AGM)(g)(j)	0.00%	12/15/2055	24,900	5,455,353
Series 2020 D, RB (INS - AGM)(g)(j)	0.00%	12/15/2055	22,555	4,987,806
Series 2020 D, RB (INS - AGM)(g)(j)	0.00%	12/15/2060	57,015	9,766,852
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group);
Series 2017, Ref. RB	5.00%	08/01/2037	5,820	4,682,785
Series 2017, Ref. RB	5.00%	08/01/2039	2,355	1,829,485
Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System);
Series 2019, Ref. RB	5.00%	11/01/2039	2,950	2,592,884
Series 2019, Ref. RB	5.00%	11/01/2046	550	451,695
Series 2019, Ref. RB	5.00%	11/01/2054	9,500	7,469,481
Wisconsin (State of) Health & Educational Facilities Authority (Mile Bluff Medical Center, Inc.); Series 2014, RB	5.75%	05/01/2039	4,260	4,145,153
Wisconsin (State of) Public Finance Authority; Series 2019, Ref. RB(f)	5.00%	09/01/2054	1,360	1,086,255
Wisconsin (State of) Public Finance Authority (Adelaide Pointe); Series 2023, RB(f)	6.25%	06/01/2052	7,500	7,554,325
Wisconsin (State of) Public Finance Authority (Alabama Proton Therapy Center);
Series 2017 A, RB (Acquired 12/01/2017-11/16/2020; Cost $3,549,405)(e)(f)	6.25%	10/01/2031	3,475	347,500
Series 2017 A, RB (Acquired 12/01/2017-01/13/2021; Cost $25,974,960)(e)(f)	6.85%	10/01/2047	25,735	2,573,500
Series 2017 A, RB (Acquired 12/06/2017-10/08/2019; Cost $1,313,948)(e)(f)	7.00%	10/01/2047	1,250	125,000
Wisconsin (State of) Public Finance Authority (American Dream at Meadowlands);
Series 2017, RB(d)(f)	6.25%	08/01/2027	1,550	1,209,000
Series 2017, RB(d)(f)	6.75%	08/01/2031	15,590	11,380,700
Series 2017, RB(f)	6.50%	12/01/2037	25,000	23,407,542
Series 2017, RB(f)	6.75%	12/01/2042	12,270	11,630,295
Series 2017, RB(f)	7.00%	12/01/2050	8,900	8,506,311
Wisconsin (State of) Public Finance Authority (Ascend Leadership Academy);
Series 2021 A, RB(f)	5.00%	06/15/2051	2,000	1,621,026
Series 2021 A, RB(f)	5.00%	06/15/2056	1,400	1,109,932
Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth); Series 2016 A, RB(f)	5.13%	06/01/2048	10,500	9,431,754
Wisconsin (State of) Public Finance Authority (Cross Creek Public Improvement District); Series 2019, RB(f)	5.75%	10/01/2053	4,815	4,886,484

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Public Finance Authority (Delray Beach Radiation Therapy Center);
Series 2017 A, RB (Acquired 04/03/2017; Cost $1,440,000)(d)(e)(f)	5.75%	11/01/2024	$1,440	$792,000
Series 2017 A, RB (Acquired 04/03/2017; Cost $2,525,000)(d)(e)(f)	6.25%	11/01/2028	2,525	1,388,750
Series 2017 A, RB (Acquired 04/03/2017-01/13/2021; Cost $34,467,094)(d)(e)(f)	6.85%	11/01/2046	34,350	18,892,500
Series 2017 B, RB (Acquired 01/23/2018; Cost $8,349,668)(d)(e)(f)	8.50%	11/01/2046	8,000	1,600,000
Wisconsin (State of) Public Finance Authority (Explore Academy);
Series 2018 A, RB(f)	6.13%	02/01/2048	5,465	4,895,895
Series 2020 A, RB(f)	6.13%	02/01/2050	3,305	2,950,304
Series 2022 A, RB(f)	6.13%	02/01/2050	3,580	3,195,790
Wisconsin (State of) Public Finance Authority (Goodwill Industries of Southern Nevada, Inc.);
Series 2019 A, RB	5.50%	12/01/2038	4,117	3,606,480
Series 2019 A, RB	5.75%	12/01/2048	6,863	5,721,048
Wisconsin (State of) Public Finance Authority (Grand Hyatt San Antonio);
Series 2022 B, RB(f)	5.63%	02/01/2046	3,500	3,563,521
Series 2022 B, RB(f)	6.00%	02/01/2062	6,500	6,670,216
Wisconsin (State of) Public Finance Authority (Kipp Charlotte, Inc.); Series 2020 A, RB(f)	5.00%	10/15/2055	350	302,850
Wisconsin (State of) Public Finance Authority (Lariat); Series 2023, RB(f)(g)	0.00%	09/01/2029	5,000	3,330,839
Wisconsin (State of) Public Finance Authority (Mallard Creek Stem Academy); Series 2019 A, RB(f)	5.25%	06/15/2049	5,775	5,570,950
Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center);
Series 2018 A-1, RB(f)	6.25%	01/01/2038	11,000	4,950,000
Series 2018 A-1, RB(f)	6.38%	01/01/2048	16,520	7,434,000
Wisconsin (State of) Public Finance Authority (Mary’s Woods at Marylhurst);
Series 2017 A, Ref. RB(f)	5.25%	05/15/2047	2,240	2,041,276
Series 2017 A, Ref. RB(f)	5.25%	05/15/2052	2,300	2,052,299
Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities);
Series 2017 A, RB(c)	7.25%	06/01/2035	11,065	10,919,139
Series 2017, Ref. RB(c)(f)	7.13%	06/01/2041	12,510	11,497,594
Wisconsin (State of) Public Finance Authority (New Plan Learning, Inc.);
Series 2021 A, Ref. RB	3.75%	07/01/2031	3,755	3,337,864
Series 2021 A, Ref. RB	5.00%	07/01/2041	7,415	6,556,611
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.);
Series 2018 A, RB	5.20%	12/01/2037	17,025	17,399,582
Series 2018 A, RB	5.35%	12/01/2045	24,750	25,018,773
Wisconsin (State of) Public Finance Authority (Proton International);
Series 2021 A, RB(f)	6.50%	01/01/2041	10,000	7,896,706
Series 2021 A, RB(f)	6.85%	01/01/2051	11,110	8,241,425
Wisconsin (State of) Public Finance Authority (Quality Education Academy);
Series 2023, RB(f)	6.25%	07/15/2053	160	166,539
Series 2023, RB(f)	6.50%	07/15/2063	1,175	1,231,086
Wisconsin (State of) Public Finance Authority (Rose Villa); Series 2014 A, RB(b)(f)(o)	6.00%	11/15/2024	2,500	2,537,438
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2015, Ref. RB	5.88%	04/01/2045	5,000	5,060,675
Wisconsin (State of) Public Finance Authority (Searstone CCRC); Series 2021 A, Ref. RB(f)	4.00%	06/01/2036	1,000	874,893
Wisconsin (State of) Public Finance Authority (Southminster); Series 2018, RB(f)	5.00%	10/01/2053	8,350	7,367,461
Wisconsin (State of) Public Finance Authority (Uwharrie Charter Academy); Series 2022 A, RB(f)	5.00%	06/15/2052	1,000	915,243
Wisconsin (State of) Public Finance Authority (Wakemed Hospital); Series 2019 A, Ref. RB	4.00%	10/01/2049	1,250	1,180,071
Wisconsin (State of) Public Finance Authority (WhiteStone);
Series 2017, Ref. RB(f)	5.00%	03/01/2052	2,300	1,901,179
Series 2020, RB(f)	5.25%	03/01/2055	5,000	4,312,676
Wisconsin (State of) Public Finance Authority (Wittenberg University);
Series 2016, RB(f)	5.00%	12/01/2031	7,330	6,837,629
Series 2016, RB(f)	5.25%	12/01/2039	10,685	9,087,897
				374,275,301

Total Municipal Obligations (Cost $9,034,839,810)				8,666,554,604

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Dollar Denominated Bonds & Notes–0.03%

Ohio–0.03%
Cincinnati Senior Care/Dayton/Florida/Nashville/Sebring/Trousdale/Waynesboro HC; Class 2023Series 2023 (Cost $2,015,000)(f)	12.00%	12/31/2024	$2,015	$2,015,000

TOTAL INVESTMENTS IN SECURITIES(r) –109.84% (Cost $9,036,854,810)				8,668,569,604
FLOATING RATE NOTE OBLIGATIONS–(11.71)%

Notes with interest and fee rates ranging from 3.82% to 3.97% at 02/29/2024 and contractual maturities of collateral ranging from 10/01/2029 to 11/01/2059 (See Note 1K)(s)				(924,440,000)
OTHER ASSETS LESS LIABILITIES–1.87%				148,010,149
NET ASSETS–100.00%				$7,892,139,753

Investment Abbreviations:

AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
USD	– U.S. Dollar
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Security subject to the alternative minimum tax.
(d)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2024 was $251,823,844, which represented 3.19% of the Fund’s Net Assets.

(e)	Restricted security. The aggregate value of these securities at February 29, 2024 was $277,329,998, which represented 3.51% of the Fund’s Net Assets.
(f)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $1,552,246,722, which represented 19.67% of the Fund’s Net Assets.

(g)	Zero coupon bond issued at a discount.
(h)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1L.
(i)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(j)	Principal and/or interest payments are secured by the bond insurance company listed.
(k)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $326,860,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(l)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 29, 2024.

(m)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(n)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(o)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(p)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(q)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2024.
(r)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

(s)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2024. At February 29, 2024, the Fund’s investments with a value of $1,331,850,262 are held by TOB Trusts and serve as collateral for the $924,440,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40	Invesco High Yield Municipal Fund

Statement of Assets and Liabilities

February 29, 2024

Assets:

Investments in unaffiliated securities, at value (Cost $9,036,854,810)	$8,668,569,604

Cash	18,565,959

Receivable for:
Investments sold	11,739,868

Fund shares sold	5,594,875

Interest	179,254,963

Investments matured, at value (Cost $95,396,747)	30,518,739

Investment for trustee deferred compensation and retirement plans	538,232

Other assets	3,221,485

Total assets	8,918,003,725

Liabilities:

Floating rate note obligations	924,440,000

Payable for:
Investments purchased	77,232,187

Dividends	15,474,692

Fund shares reacquired	5,522,810

Accrued fees to affiliates	2,269,345

Accrued interest expense	93,019

Accrued other operating expenses	240,381

Trustee deferred compensation and retirement plans	591,538

Total liabilities	1,025,863,972

Net assets applicable to shares outstanding	$7,892,139,753

Net assets consist of:

Shares of beneficial interest	$9,413,848,114

Distributable earnings (loss)	(1,521,708,361)

$7,892,139,753

Net Assets:

Class A	$4,933,882,185

Class C	$288,719,671

Class Y	$1,909,685,972

Class R5	$40,424

Class R6	$759,811,501

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	577,707,178

Class C	33,918,515

Class Y	223,292,489

Class R5	4,735

Class R6	89,083,864

Class A:
Net asset value per share	$8.54

Maximum offering price per share (Net asset value of $8.54 ÷ 95.75%)	$8.92

Class C:
Net asset value and offering price per share	$8.51

Class Y:
Net asset value and offering price per share	$8.55

Class R5:
Net asset value and offering price per share	$8.54

Class R6:
Net asset value and offering price per share	$8.53

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41	Invesco High Yield Municipal Fund

Statement of Operations

For the year ended February 29, 2024

Investment income:
Interest	$485,004,566

Expenses:

Advisory fees	39,301,454

Administrative services fees	1,101,826

Custodian fees	45,458

Distribution fees:
Class A	12,021,886

Class C	3,159,666

Interest, facilities and maintenance fees	49,185,976

Transfer agent fees – A, C and Y	4,601,705

Transfer agent fees – R5	22

Transfer agent fees – R6	103,053

Trustees’ and officers’ fees and benefits	93,334

Registration and filing fees	556,507

Reports to shareholders	621,764

Professional services fees	4,227,834

Other	118,933

Total expenses	115,139,418

Less: Expense offset arrangement(s)	(7,270)

Net expenses	115,132,148

Net investment income	369,872,418

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(2,921,181))	(124,972,933)

Change in net unrealized appreciation of unaffiliated investment securities	140,868,219

Net realized and unrealized gain	15,895,286

Net increase in net assets resulting from operations	$385,767,704

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42	Invesco High Yield Municipal Fund

Statement of Changes in Net Assets

For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:

Net investment income	$369,872,418	$400,697,551

Net realized gain (loss)	(124,972,933)	(261,929,593)

Change in net unrealized appreciation (depreciation)	140,868,219	(1,137,189,991)

Net increase (decrease) in net assets resulting from operations	385,767,704	(998,422,033)

Distributions to shareholders from distributable earnings:

Class A	(247,351,238)	(241,232,400)

Class C	(13,858,607)	(15,619,181)

Class Y	(105,400,385)	(106,353,416)

Class R5	(2,275)	(5,839)

Class R6	(37,407,656)	(32,985,545)

Total distributions from distributable earnings	(404,020,161)	(396,196,381)

Share transactions–net:

Class A	60,371,709	(532,392,868)

Class C	(56,269,107)	(114,720,165)

Class Y	(98,822,292)	(386,703,990)

Class R5	(5,269)	(91,765)

Class R6	101,914,921	(32,858,865)

Net increase (decrease) in net assets resulting from share transactions	7,189,962	(1,066,767,653)

Net increase (decrease) in net assets	(11,062,495)	(2,461,386,067)

Net assets:

Beginning of year	7,903,202,248	10,364,588,315

End of year	$7,892,139,753	$7,903,202,248

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43	Invesco High Yield Municipal Fund

Statement of Cash Flows

For the year ended February 29, 2024

Cash provided by operating activities:
Net increase in net assets resulting from operations	$385,767,704

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(2,090,042,794)

Proceeds from sales of investments	2,413,586,877

Proceeds from sales of short-term investments, net	99,776,124

Amortization of premium on investment securities	10,611,262

Accretion of discount on investment securities	(67,352,303)

Net realized loss from investment securities	124,972,933

Net change in unrealized appreciation on investment securities	(140,868,219)

Change in operating assets and liabilities:

Increase in receivables and other assets	(23,670,300)

Decrease in accrued expenses and other payables	(777,167)

Net cash provided by operating activities	712,004,117

Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(180,007,745)

Decrease in payable for amount due custodian	(13,433,288)

Proceeds from shares of beneficial interest sold	2,871,174,505

Proceeds of TOB Trusts	170,670,000

Repayments of TOB Trusts	(456,325,000)

Disbursements from shares of beneficial interest reacquired	(3,085,516,630)

Net cash provided by (used in) financing activities	(693,438,158)

Net increase in cash and cash equivalents	18,565,959

Cash and cash equivalents at beginning of period	–

Cash and cash equivalents at end of period	$18,565,959

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$222,989,720

Supplemental disclosure of cash flow information:
Cash paid during the period for taxes	$213,864

Cash paid during the period for interest, facilities and maintenance fees	$49,200,287

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44	Invesco High Yield Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total Return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/29/24	$8.55	$0.40	$0.02	$0.42	$(0.43)	$8.54	5.15%		$4,933,882	1.54%		1.54%		0.91%		4.70%		25%
Year ended 02/28/23	9.94	0.41	(1.39)	(0.98)	(0.41)	8.55	(9.91)		4,873,987	1.39		1.39		0.86		4.63		27
Year ended 02/28/22	10.19	0.39	(0.23)	0.16	(0.41)	9.94	1.44		6,253,279	0.98		0.98		0.86		3.76		17
Year ended 02/28/21	10.68	0.42	(0.47)	(0.05)	(0.44)	10.19	(0.25)		6,323,866	1.03		1.03		0.86		4.28		26
Year ended 02/29/20	9.87	0.43	0.83	1.26	(0.45)	10.68	13.00		6,659,123	1.13		1.13		0.86		4.19		10
Class C
Year ended 02/29/24	8.52	0.33	0.03	0.36	(0.37)	8.51	4.37		288,720	2.29		2.29		1.66		3.95		25
Year ended 02/28/23	9.91	0.35	(1.40)	(1.05)	(0.34)	8.52	(10.60	)(d)	346,859	2.13	(d)	2.13	(d)	1.59	(d)	3.89	(d)	27
Year ended 02/28/22	10.15	0.31	(0.22)	0.09	(0.33)	9.91	0.78	(d)	530,125	1.71	(d)	1.71	(d)	1.59	(d)	3.03	(d)	17
Year ended 02/28/21	10.64	0.35	(0.48)	(0.13)	(0.36)	10.15	(0.99	)(d)	605,479	1.77	(d)	1.77	(d)	1.60	(d)	3.54	(d)	26
Year ended 02/29/20	9.84	0.35	0.82	1.17	(0.37)	10.64	12.09		948,191	1.88		1.88		1.61		3.44		10
Class Y
Year ended 02/29/24	8.56	0.42	0.02	0.44	(0.45)	8.55	5.41		1,909,686	1.29		1.29		0.66		4.95		25
Year ended 02/28/23	9.96	0.44	(1.41)	(0.97)	(0.43)	8.56	(9.75)		2,023,124	1.14		1.14		0.61		4.88		27
Year ended 02/28/22	10.21	0.42	(0.24)	0.18	(0.43)	9.96	1.70		2,780,042	0.73		0.73		0.61		4.01		17
Year ended 02/28/21	10.70	0.45	(0.48)	(0.03)	(0.46)	10.21	0.01		2,684,515	0.78		0.78		0.61		4.53		26
Year ended 02/29/20	9.89	0.46	0.82	1.28	(0.47)	10.70	13.25		3,291,052	0.88		0.88		0.61		4.44		10
Class R5
Year ended 02/29/24	8.55	0.42	0.02	0.44	(0.45)	8.54	5.40		40	1.28		1.28		0.65		4.96		25
Year ended 02/28/23	9.93	0.44	(1.39)	(0.95)	(0.43)	8.55	(9.61)		46	1.17		1.17		0.63		4.85		27
Year ended 02/28/22	10.18	0.41	(0.23)	0.18	(0.43)	9.93	1.67		158	0.76		0.76		0.64		3.98		17
Year ended 02/28/21	10.67	0.44	(0.47)	(0.03)	(0.46)	10.18	(0.02)		160	0.79		0.79		0.62		4.52		26
Year ended 02/29/20	9.87	0.46	0.81	1.27	(0.47)	10.67	13.20		189	0.86		0.86		0.59		4.46		10
Class R6
Year ended 02/29/24	8.54	0.42	0.03	0.45	(0.46)	8.53	5.46		759,812	1.25		1.25		0.62		4.99		25
Year ended 02/28/23	9.93	0.44	(1.39)	(0.95)	(0.44)	8.54	(9.65)		659,186	1.09		1.09		0.56		4.93		27
Year ended 02/28/22	10.18	0.42	(0.23)	0.19	(0.44)	9.93	1.75		800,984	0.68		0.68		0.56		4.06		17
Year ended 02/28/21	10.66	0.45	(0.46)	(0.01)	(0.47)	10.18	0.14		698,091	0.72		0.72		0.56		4.59		26
Year ended 02/29/20	9.86	0.46	0.82	1.28	(0.48)	10.66	13.25		649,785	0.81		0.81		0.54		4.51		10

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99%, 0.98% and 0.99% for the years ended February 28, 2023, 2022 and 2021, resoectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45	Invesco High Yield Municipal Fund

Notes to Financial Statements

February 29, 2024

NOTE 1–Significant Accounting Policies

Invesco High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser

46	Invesco High Yield Municipal Fund

may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Cash and Cash Equivalents - For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds, cash pledged as collateral and other investments held in lieu of cash and excludes investments made with cash collateral received. The cash pledged as collateral included in Cash and Cash Equivalents is restricted cash.

K.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

L.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

47	Invesco High Yield Municipal Fund

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

M.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.

Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds.” Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher-rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

48	Invesco High Yield Municipal Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 300 million	0.600%

Next $300 million	0.550%

Over $600 million	0.500%

For the year ended February 29, 2024, the effective advisory fee rate incurred by the Fund was 0.51%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted distribution and service plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2024, IDI advised the Fund that IDI retained $333,411 in front-end sales commissions from the sale of Class A shares and $132,582 and $18,370 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

49	Invesco High Yield Municipal Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$–	$8,640,218,246	$26,336,358	$8,666,554,604

U.S. Dollar Denominated Bonds & Notes	–	2,015,000	–	2,015,000

Total Investments in Securities	–	8,642,233,246	26,336,358	8,668,569,604

Other Investments - Assets

Investments Matured	–	29,416,355	1,102,384	30,518,739

Total Investments	$–	$8,671,649,601	$27,438,742	$8,699,088,343

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 29, 2024, the Fund engaged in securities purchases of $52,474,577 and securities sales of $77,200,406, which resulted in net realized gains (losses) of $(2,921,181).

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,270.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

Effective February 22, 2024, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.0 billion, collectively by certain Invesco Funds, and which will expire on February 20, 2025. Prior to February 22, 2024, the revolving credit and security agreement permitted borrowings up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 29, 2024, the Fund’s average daily balance of borrowing under the revolving credit and security agreement was $18,988,251 with an average interest rate of 5.40%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 29, 2024 were $1,035,818,462 and 4.15%, respectively.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:

	2024	2023

Ordinary income*	$5,272,826	$13,648,668

Ordinary income-tax-exempt	398,747,335	382,547,713

Total distributions	$404,020,161	$396,196,381

*	Includes short-term capital gain distributions, if any.

50	Invesco High Yield Municipal Fund

Tax Components of Net Assets at Period-End:

2024

Undistributed tax-exempt income	$76,248,787

Net unrealized appreciation (depreciation) – investments	(496,814,337)

Temporary book/tax differences	(402,116)

Capital loss carryforward	(1,100,740,695)

Shares of beneficial interest	9,413,848,114

Total net assets	$7,892,139,753

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$500,158,312	$600,582,383	$1,100,740,695

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $2,035,010,015 and $2,361,269,038, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$375,506,153

Aggregate unrealized (depreciation) of investments	(872,320,490)

Net unrealized appreciation (depreciation) of investments	$(496,814,337)

Cost of investments for tax purposes is $9,195,902,680.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds and amortization and accretion on debt securities, on February 29, 2024, undistributed net investment income was increased by $31,104,300 and undistributed net realized gain (loss) was decreased by $31,104,300. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2024(a)		February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	174,431,258	$1,461,952,268	158,867,815	$1,399,191,601

Class C	4,911,012	41,190,821	5,330,317	46,572,086

Class Y	119,034,797	998,353,764	178,575,581	1,576,940,241

Class R6	43,274,531	363,534,947	39,152,521	345,712,205

Issued as reinvestment of dividends:
Class A	15,765,359	132,438,465	14,615,642	129,069,386

Class C	1,110,155	9,300,709	1,196,108	10,542,703

Class Y	6,463,097	54,404,198	5,973,158	52,854,268

Class R5	150	1,261	155	1,365

Class R6	3,200,831	26,845,087	2,774,249	24,465,168

Automatic conversion of Class C shares to Class A shares:
Class A	2,491,791	20,967,168	4,244,484	38,323,712

Class C	(2,499,990)	(20,967,168)	(4,257,829)	(38,323,712)

51	Invesco High Yield Municipal Fund

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2024(a)		February 28, 2023
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(184,994,155)	$(1,554,986,192)	(236,885,295)	$(2,098,977,567)

Class C	(10,308,132)	(85,793,469)	(15,077,267)	(133,511,242)

Class Y	(138,458,934)	(1,151,580,254)	(227,548,344)	(2,016,498,499)

Class R5	(785)	(6,530)	(10,668)	(93,130)

Class R6	(34,588,958)	(288,465,113)	(45,431,004)	(403,036,238)

Net increase (decrease) in share activity	(167,973)	$7,189,962	(118,480,377)	$(1,066,767,653)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

52	Invesco High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco High Yield Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco High Yield Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statements of operations and cash flows for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

53	Invesco High Yield Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/23)	Ending Account Value (02/29/24)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/24)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,052.60	$8.11	$1,016.96	$ 7.97	1.59%
Class C	1,000.00	1,048.80	11.92	1,013.23	11.71	2.34
Class Y	1,000.00	1,053.90	6.84	1,018.20	6.72	1.34
Class R5	1,000.00	1,053.90	6.95	1,018.10	6.82	1.36
Class R6	1,000.00	1,054.20	6.59	1,018.45	6.47	1.29

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

54	Invesco High Yield Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	98.69%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

55	Invesco High Yield Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School – Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis – 1950 Trustee	1998	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco High Yield Municipal Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1) Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against/Withheld

(1)*	Beth Ann Brown	3,855,663,367.66	110,062,066.68
	Carol Deckbar	3,854,692,350.37	111,033,083.98
	Cynthia Hostetler	3,854,899,777.40	110,825,656.95
	Dr. Eli Jones	3,851,559,246.04	114,166,188.30
	Elizabeth Krentzman	3,854,384,766.71	111,340,667.64
	Jeffrey H. Kupor	3,852,215,990.93	113,509,443.41
	Anthony J. LaCava, Jr.	3,852,430,616.83	113,294,817.52
	James Liddy	3,851,980,828.53	113,744,605.81
	Dr. Prema Mathai-Davis	3,841,375,126.78	124,350,307.56
	Joel W. Motley	3,844,615,100.30	121,010,334.05
	Teresa M. Ressel.	3,857,013,983.10	108,711,451.24
	Douglas Sharp.	3,854,226,952.19	111,498,482.16
	Robert C. Troccoli	3,843,587,519.49	122,137,914.85
	Daniel S. Vandivort	3,849,223,096.55	116,502,337.79

*	Proposal 1 required approval by a combined vote of all the portfolios of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds).

T-7	Invesco High Yield Municipal Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	VK-HYM-AR-1

Annual Report to Shareholders	February 29, 2024

Invesco Intermediate Term Municipal Income Fund
Nasdaq:
A: VKLMX∎ C: VKLCX∎ Y: VKLIX ∎ R6: VKLSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

33	Financial Statements

36	Financial Highlights

37	Notes to Financial Statements

43	Report of Independent Registered Public Accounting Firm

44	Fund Expenses

45	Tax Information

T-1	Trustees and Officers

T-7	Proxy Results

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2024, Class A shares of Invesco Intermediate Term Municipal Income Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond 2-17 Years Investment Grade Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/23 to 2/29/24, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.18%
Class C Shares	4.44
Class Y Shares	5.44
Class R6 Shares	5.51
S&P Municipal Bond Index▼ (Broad Market Index)	5.50
S&P Municipal Bond 2-17 Years Investment Grade Index▼ (Style-Specific Index)	4.73
Lipper Intermediate Municipal Debt Funds Index∎ (Peer Group Index)	5.15
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

During the fiscal year ended February 29, 2024, investment grade municipal bonds returned 5.42%, high yield municipal bonds returned 8.30% and taxable municipal bonds returned 4.78%.1

At the beginning of the fiscal year, investors were hopeful for the 2023 calendar year, despite ongoing concerns about inflation and interest rates; however, in March, the focus unexpectedly shifted as Silicon Valley Bank collapsed after a bank run, marking the second-largest bank failure in US history. Fears about the health of the global banking system ensued, and demand for perceived safe-haven asset classes increased, driving down Treasury and municipal yields. Although three other bank failures followed, fears of larger systemic instability faded in the following months.

Debt ceiling concerns dominated most of the second quarter of 2023. The US government could have defaulted on its debt obligations, causing economic fallout across the global economy, had congressional action not been taken in early June. After months of on-and-off negotiations between the White House and congressional leaders, just ahead of the payment deadline, the US Congress passed and President Biden signed into law the Fiscal Responsibility Act, an agreement that suspends the limit on the federal debt ceiling until 2025 in exchange for capping federal spending.

In its efforts to rein in inflation without harming employment or the overall economy, the Federal Reserve Board (the Fed) continued with its most aggressive monetary policy since the 1980s. The Fed raised the federal funds rate in March, May and July, bringing the target rate to 5.50%.2 However, investor sentiment shifted in early November, as the Fed held interest rates steady and publicly backed away from the rate hike it had sig-

naled for December. Bond yields fell, igniting a rally across the fixed income market, including municipal bonds. The rally continued through November and into December as inflation continued to ease, and US economic growth remained contained. In December, the Fed again left interest rates unchanged and adopted a transitory tone, suggesting to market participants that rate cuts might be coming in 2024.2

New municipal supply continued at a slow pace as issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. However, 2024 began with the highest tax-exempt supply seen over a January-February period since 2007: $60 billion.1 This skewed the fiscal year’s new issuance total to $388 billion, up 15% from the previous year’s $338 billion.1 Year-to-date 2024 was also constructive in terms of inflows to municipal funds. Following two years of outsized inflows and outflows, the municipal market began its return to a more normalized trend as we finished the fiscal year.3

As a result of Puerto Rico’s restructuring of $22 billion of general obligation debt in March 2022, marking significant progress towards its long-winded bankruptcy process, the Commonwealth’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% in February 2019 to 17% in March 2022 as the newly restructured bonds reentered the index.1 During the fiscal year, the focus turned to the Puerto Rico Electric and Power Authority (PREPA). As of February 29, 2024, bankruptcy negotiations and U.S. District Court proceedings related to PREPA were ongoing.

Municipal bonds have a long history of low defaults as many are issued to fund essential services to Americans. This continues to be the case as evidenced by S&P rating changes – during calendar year 2023, S&P’s rating activity was positive, with 949 ratings upgraded versus 278 downgraded, translating to more than three upgrades for every downgrade.4 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures, including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

 We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the economic challenges while identifying marketplace opportunities to add long-term value for shareholders.

 An overweight allocation to the transportation sector contributed to relative performance over the fiscal year. An overweight exposure to bonds A-rated† and below also contributed to relative return. On a state level, bonds domiciled in Illinois contributed to relative performance.

 During the fiscal year, an underweight allocation to local general obligation bonds detracted from relative return. An underweight allocation to AAA and AA-rated† credits was also a detractor from relative performance. On a regional level, bonds domiciled in California detracted from relative performance.

 During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

 Thank you for investing in Invesco Intermediate Term Municipal Income Fund.

2	Invesco Intermediate Term Municipal Income Fund

1	Source: Bloomberg LP

2	Source: US Federal Reserve

3	Source: Lipper Inc.

4	Source: Standard & Poor’s

† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

Portfolio manager(s):

Jack Connelly

Josh Cooney

Elizabeth Mossow

Tim O’Reilly

Mark Paris

John Schorle

Rebecca Setcavage

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Intermediate Term Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/14

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include rein-vested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Intermediate Term Municipal Income Fund

Average Annual Total Returns
As of 2/29/24, including maximum applicable sales charges

Class A Shares
Inception (5/28/93)	3.95%
10 Years	2.05
5 Years	1.10
1 Year	2.58

Class C Shares
Inception (10/19/93)	3.64%
10 Years	1.70
5 Years	0.86
1 Year	3.44

Class Y Shares
Inception (8/12/05)	3.38%
10 Years	2.56
5 Years	1.84
1 Year	5.44

Class R6 Shares
10 Years	2.51%
5 Years	1.92
1 Year	5.51

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Intermediate Term Municipal Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Intermediate Term Municipal Income Fund (renamed Invesco Intermediate Term Municipal Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Intermediate Term Municipal Income Fund

Supplemental Information

Invesco Intermediate Term Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond 2-17 Years Investment Grade Index seeks to measure the performance of investment-grade US municipals with maturities between two and 17 years.
∎	The Lipper Intermediate Municipal Debt Funds Index is an unmanaged index considered representative of intermediate municipal debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Perfor-mance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Intermediate Term Municipal Income Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments
Revenue Bonds	88.41%
General Obligation Bonds	11.00
Pre-Refunded Bonds	0.59

Top Five Debt Holdings

% of total net assets

1. New York Transportation Development Corp. (American Airlines, Inc.), Series 2016, Ref. RB	1.27%

2. Puerto Rico Sales Tax Financing Corp., Series 2018 A-1, RB	0.84

3. Miami-Dade (County of), FL, Series 2017 B, Ref. RB	0.76

4. Houston (City of), TX Airport System (United Airlines, Inc.), Series 2021 B-1, RB	0.68

5. Broward (County of), FL (Convention Center Expansion), Series 2021, RB	0.67

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2024.

7	Invesco Intermediate Term Municipal Income Fund

Schedule of Investments

February 29, 2024

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–100.81%(a)
Alabama–1.97%
Alabama (State of) Port Authority; Series 2017 A, Ref. RB (INS - AGM)(b)(c)	5.00%	10/01/2033	$3,500	$ 3,637,741
Alabaster (City of), AL Board of Education; Series 2014 A, Revenue Wts. (INS -AGM)(c)	5.00%	09/01/2025	1,500	1,513,085
Birmingham (City of) & Jefferson (County of), AL Civic Center Authority; Series 2018 B, RB	5.00%	07/01/2035	2,345	2,458,044
Birmingham (City of), AL Special Care Facilities Financing Authority (Methodist Home for the Aging);
Series 2016, RB	5.25%	06/01/2025	40	39,722
Series 2016, RB	5.50%	06/01/2030	2,000	1,945,333
Black Belt Energy Gas District (The);
Series 2023 A, RB(d)	5.25%	10/01/2030	5,000	5,328,315
Series 2023 B, RB(d)	5.25%	12/01/2030	3,000	3,253,067
Lee (County of), AL Public Building Authority (DHR Building); Series 2006, Revenue Wts. (INS - SGI)(c)	4.38%	09/01/2025	10	10,007
Lower Alabama Gas District (The); Series 2016 A, RB	5.00%	09/01/2034	5,000	5,405,713
Selma (City of), AL Industrial Development Board (International Paper Co.); Series 2019, Ref. RB(d)	2.00%	10/01/2024	1,500	1,481,925
Southeast Alabama Gas Supply District (The) (No. 2); Series 2024 B, Ref. RB(d)	5.00%	05/01/2032	9,000	9,578,560
Southeast Energy Authority A Cooperative District (No. 3); Series 2022 A-1, RB(d)	5.50%	12/01/2029	2,000	2,141,592
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR(e)	4.50%	05/01/2032	2,719	2,702,850
				39,495,954

Arizona–2.63%
Arizona (State of) Health Facilities Authority (Scottsdale Lincoln Hospital); Series 2014, Ref. RB	5.00%	12/01/2032	3,400	3,430,966
Arizona (State of) Industrial Development Authority; Series 2019-2A, Revenue Ctfs.	3.63%	05/20/2033	2,995	2,820,116
Arizona (State of) Industrial Development Authority (Academies of Math & Science);
Series 2018 B, RB(e)	5.63%	07/01/2048	2,000	2,010,956
Series 2019, RB(e)	5.00%	07/01/2039	1,000	993,585
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 D, Ref. RB(e)	5.00%	07/01/2037	630	633,595
Arizona (State of) Industrial Development Authority (Pinecrest Academy of Nevada-Horizon, Inspirada and St. Rose Campus Projects); Series 2018 A, RB(e)	5.75%	07/15/2038	1,810	1,843,826
Chandler (City of), AZ Industrial Development Authority (Intel Corp.);
Series 2007, RB(b)(d)	4.10%	06/15/2028	7,500	7,575,583
Series 2022, RB(b)(d)	5.00%	09/01/2027	4,945	5,116,266
Glendale (City of), AZ; Series 2015, Ref. RB (INS - AGM)(c)	5.00%	07/01/2029	1,000	1,022,626
Glendale (City of), AZ Industrial Development Authority (The Beatitudes Campus); Series 2017, Ref. RB	5.00%	11/15/2028	2,105	2,059,227
La Paz (County of), AZ Industrial Development Authority (Charter School Solutions- Harmony Public Schools); Series 2018 A, RB	5.00%	02/15/2038	1,200	1,215,573
Maricopa (County of), AZ Industrial Development Authority (Commercial Metals Co.); Series 2022, RB(b)(e)	4.00%	10/15/2047	2,000	1,796,222
Maricopa (County of), AZ Industrial Development Authority (GreatHearts Arizona); Series 2017 C, RB (CEP - Ohio School District)	5.00%	07/01/2037	315	325,650
Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2021, RB(e)	4.00%	07/01/2041	1,275	1,117,527
Maricopa (County of), AZ Industrial Development Authority (Valley Christian Schools); Series 2023, RB(e)	5.25%	07/01/2033	725	738,212
Maricopa County Pollution Control Corp. (Southern California Edison); Series 2000, Ref. RB	2.40%	06/01/2035	4,000	3,279,819
Navajo (Nation of); Series 2015 A, Ref. RB(e)	5.50%	12/01/2030	725	741,118
Northern Arizona University; Series 2015, Ref. RB (INS - BAM)(c)	5.00%	06/01/2032	250	254,065
Phoenix (City of), AZ Industrial Development Authority (Great Hearts Academies); Series 2016, Ref. RB	5.00%	07/01/2036	1,000	1,005,524
Phoenix (City of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, RB(e)	5.75%	07/01/2024	225	225,912
Phoenix-Mesa Gateway Airport Authority (Mesa); Series 2012, RB(b)	5.00%	07/01/2038	145	145,011
Pima (County of), AZ Industrial Development Authority (American Leadership Academy);
Series 2015, Ref. RB(e)	5.38%	06/15/2035	1,360	1,372,524
Series 2021, RB(e)	4.00%	06/15/2041	740	631,949
Pima (County of), AZ Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. RB	6.00%	05/01/2024	90	90,228

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(e)	5.00%	09/01/2026	$25	$ 24,983
Pima (County of), AZ Industrial Development Authority (Grande Innovations Academy); Series 2018, RB(e)	5.00%	07/01/2033	2,245	2,197,394
Salt River Project Agricultural Improvement & Power District; Series 2016 A, Ref. RB	5.00%	01/01/2034	5,500	5,814,793
Tempe (City of), AZ Industrial Development Authority (Mirabella at ASU); Series 2017 A, RB(e)	5.50%	10/01/2027	1,245	1,083,963
University of Arizona Board of Regents (Arizona Biomedical Research Collaborative Building); Series 2006, COP (INS - AMBAC)(c)	4.50%	06/01/2031	20	20,011
Westpark Community Facility District; Series 2016, Ref. GO Bonds	5.00%	07/15/2032	2,000	2,045,901
Yuma (City of), AZ Industrial Development Authority (Regional Medical Center); Series 2014 A, RB	5.00%	08/01/2025	1,000	1,005,998
				52,639,123

Arkansas–0.20%
Arkansas (State of) Development Finance Authority (U.S. Steel Corp.) (Green Bonds); Series 2023, RB(b)	5.70%	05/01/2053	2,500	2,591,860
Pulaski (County of), AR Public Facilities Board; Series 2014, RB	5.00%	12/01/2028	1,345	1,356,522
				3,948,382

California–9.39%
Adelanto Public Utility Authority (Utility System);
Series 2017 A, Ref. RB (INS - AGM)(c)	5.00%	07/01/2027	175	188,811
Series 2017 A, Ref. RB (INS - AGM)(c)	5.00%	07/01/2028	315	340,117
Series 2017 A, Ref. RB (INS - AGM)(c)	5.00%	07/01/2029	300	324,449
Series 2017 A, Ref. RB (INS - AGM)(c)	5.00%	07/01/2030	325	351,093
Series 2017 A, Ref. RB (INS - AGM)(c)	5.00%	07/01/2031	310	334,911
Series 2017 A, Ref. RB (INS - AGM)(c)	5.00%	07/01/2032	310	334,644
Atwater (City of), CA; Series 2017 A, Ref. RB (INS - AGM)(c)	5.00%	05/01/2033	100	106,914
California (State of);
Series 2020, Ref. GO Bonds	4.00%	03/01/2036	9,385	10,008,746
Series 2022, GO Bonds	5.00%	09/01/2039	3,000	3,468,059
California (State of) Community Choice Financing Authority; Series 2023, RB(d)	5.25%	04/01/2030	1,275	1,361,295
California (State of) Community Choice Financing Authority (Green Bonds); Series 2023 C, RB(d)	5.25%	10/01/2031	3,250	3,440,030
California (State of) County Tobacco Securitization Agency;
Series 2014, Ref. RB	4.00%	06/01/2029	205	205,242
Series 2020 A, Ref. RB	5.00%	06/01/2032	385	425,927
Series 2020 A, Ref. RB	5.00%	06/01/2033	900	994,666
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2002, RB	6.00%	06/01/2042	2,250	2,296,949
California (State of) Enterprise Development Authority (Academy for Academic Excellence); Series 2020 A, RB(e)	5.00%	07/01/2040	1,000	1,001,446
California (State of) Health Facilities Financing Authority; Series 2024 A, RB	3.85%	11/15/2027	1,850	1,854,142
California (State of) Health Facilities Financing Authority (Providence Health & Services); Series 2014 B, RB	5.00%	10/01/2044	10,000	10,039,830
California (State of) Housing Finance Agency;
Series 2019 A, RB	4.25%	01/15/2035	1,861	1,857,230
Series 2019 A-2, RB	4.00%	03/20/2033	12,395	12,421,330
California (State of) Housing Finance Agency (Social Certificates); Series 2023-1, RB	4.38%	09/20/2036	4,976	4,927,031
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Ref. RB	5.00%	06/01/2046	875	872,629
California (State of) Municipal Finance Authority (CHF-Davis I, LLC - West Village Student Housing); Series 2018, RB	5.00%	05/15/2035	5,000	5,324,453
California (State of) Municipal Finance Authority (Harbor Regional Center); Series 2015, Ref. RB	5.00%	11/01/2032	1,000	1,025,668
California (State of) Municipal Finance Authority (Mt. San Antonio Gardens); Series 2022, RB	2.75%	11/15/2027	525	522,610
California (State of) Pollution Control Financing Authority; Series 2012, RB(b)(e)	5.00%	07/01/2027	4,790	4,812,149
California (State of) Public Finance Authority (Enso Village) (Green Bonds);
Series 2021 B-3, RB(e)	2.13%	11/15/2027	505	503,299
Series 2021, RB(e)	2.38%	11/15/2028	1,050	1,015,597
Series 2021, RB(e)	3.13%	05/15/2029	4,140	3,994,006
Series 2021, RB(e)	5.00%	11/15/2036	1,160	1,064,601

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Public Finance Authority (Henry Mayo Newhall Hospital);
Series 2017, Ref. RB	5.00%	10/15/2031	$1,070	$ 1,092,986
Series 2017, Ref. RB	5.00%	10/15/2033	1,000	1,021,016
California (State of) School Finance Authority (KIPP LA); Series 2014 A, RB(e)	4.13%	07/01/2024	138	137,977
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2017 A, Ref. RB(e)	5.00%	11/01/2032	1,135	1,164,271
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2014, RB	5.25%	12/01/2029	4,300	4,345,361
Series 2016 A, RB(e)	5.00%	12/01/2046	9,175	9,076,233
Series 2018 A, RB(e)	5.25%	12/01/2038	1,000	1,027,739
California (State of) Statewide Communities Development Authority (Southern California Edison Company); Series 2006 D, Ref. RB	4.50%	11/01/2033	2,730	2,942,230
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments - CHF-Irvine, LLC); Series 2016, Ref. RB	5.00%	05/15/2032	1,250	1,278,131
Chula Vista (City of), CA Municipal Financing Authority; Series 2015 B, Ref. RB	5.00%	09/01/2026	1,500	1,539,890
East Side Union High School District; Series 2013, Ref. GO Bonds	5.00%	08/01/2029	6,000	6,009,050
El Centro (City of), CA Financing Authority (El Centro California Redevelopment); Series 2011, RB	6.63%	11/01/2025	50	50,265
El Dorado (County of), CA (Community Facilities District No. 1992 - 1-El Dorado Hills Development); Series 2012, Ref. RB	5.00%	09/01/2024	495	495,671
Golden State Tobacco Securitization Corp.; Series 2005 A, RB(f)(g)	0.00%	06/01/2028	55	48,755
Indio (City of), CA Community Facilities District No. 2004-3 (Improvement Area No. 1); Series 2015, Ref. RB	5.00%	09/01/2035	910	928,281
Inglewood Unified School District; Series 2019 C, GO Bonds (INS - BAM)(c)	4.00%	08/01/2039	1,000	1,012,141
Jurupa Unified School District; Series 2017 B, GO Bonds	4.00%	08/01/2041	6,085	6,126,604
Lake Elsinore Public Financing Authority; Series 2015, Ref. RB	5.00%	09/01/2028	2,115	2,159,814
Lancaster (City of), CA Redevelopment Agency Successor Agency (Redevelopment Areas); Series 2017, Ref. RB (INS - AGM)(c)	4.00%	08/01/2039	3,400	3,424,974
Los Angeles (City of), CA Department of Airports; Series 2020 C, RB(b)	5.00%	05/15/2039	1,160	1,247,242
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport);
Series 2018 A, RB(b)	5.25%	05/15/2038	3,565	3,771,099
Series 2018 A, RB(b)	5.00%	05/15/2044	7,005	7,238,106
Series 2018 B, Ref. RB(b)	5.00%	05/15/2029	2,000	2,137,916
Series 2018 D, Ref. RB(b)	5.00%	05/15/2030	3,000	3,250,354
Los Angeles Unified School District; Series 2020 RYQ, GO Bonds	4.00%	07/01/2036	5,000	5,298,552
Modesto (City of), CA Irrigation District; Series 2015 B, Ref. RB	5.00%	10/01/2028	1,595	1,654,590
Northern California Tobacco Securitization Authority;
Series 2021 A, Ref. RB	4.00%	06/01/2049	3,390	3,219,082
Series 2021 B-1, Ref. RB	4.00%	06/01/2049	2,820	2,905,100
Oakland Unified School District (County of Alameda); Series 2015 A, GO Bonds	5.00%	08/01/2028	1,000	1,031,452
Palomar Health;
Series 2016, Ref. RB	5.00%	11/01/2031	500	510,777
Series 2016, Ref. RB	5.00%	11/01/2039	1,525	1,536,107
Redwood City (City of), CA (Redwood Shores Community Facilities District No. 99-1-Shores Transportation Improvement); Series 2012, Ref. RB	5.00%	09/01/2026	495	495,483
Riverside (City of), CA (Riverwalk Assessment District); Series 2011, Ref. RB	5.25%	09/02/2026	400	403,796
Riverside (County of), CA Community Facilities District No. 04-2 (Lake Hills Crest); Series 2012, Ref. RB	5.00%	09/01/2028	500	504,355
Riverside (County of), CA Public Financing Authority (Desert Communities and Interstate 215 Corridor-Project Area No. 1); Series 2015 A, RB (INS - AGM)(c)	5.00%	10/01/2029	1,375	1,420,025
Roseville Joint Union High School District; Series 2018, GO Bonds (INS - BAM)(c)(g)	0.00%	08/01/2043	1,360	582,876
San Diego (City of), CA Community Facilities District No. 3; Series 2013, Ref. RB	5.00%	09/01/2024	520	520,442
San Diego (County of), CA Regional Airport Authority;
Series 2021 B, RB(b)	4.00%	07/01/2040	3,000	2,986,047
Series 2021 B, RB(b)	4.00%	07/01/2046	1,970	1,904,925
Series 2023 B, RB(b)	5.00%	07/01/2030	2,000	2,200,706

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport);
Series 2014 A, RB(b)	5.00%	05/01/2040	$3,920	$ 3,923,933
Series 2019 A, RB(b)	5.00%	05/01/2037	8,000	8,528,413
Series 2019 A, Ref. RB(b)	5.00%	01/01/2033	1,000	1,075,050
Series 2019 A, Ref. RB(b)	5.00%	01/01/2034	1,335	1,434,554
San Luis Obispo (County of), CA Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS - AGM)(c)	5.50%	08/01/2026	2,460	2,464,110
South Tahoe Joint Powers Financing Authority (South Tahoe Redevelopment Project Area No. 1); Series 2015 A, Ref. RB (INS - NATL)(c)	5.00%	10/01/2028	2,080	2,129,444
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.);
Series 2019, Ref. RB	5.00%	06/01/2048	75	76,721
Series 2019, Ref. RB(g)	0.00%	06/01/2054	16,000	3,107,982
William S. Hart Union High School District (Community Facilities District No. 2005-1); Series 2015, Ref. RB	5.00%	09/01/2032	1,045	1,061,363
				187,919,865

Colorado–2.26%
Arkansas River Power Authority; Series 2018 A, Ref. RB	5.00%	10/01/2032	2,645	2,753,224
Aurora Crossroads Metropolitan District No. 2; Series 2020 A, GO Bonds	5.00%	12/01/2040	1,480	1,455,659
BNC Metropolitan District No. 1; Series 2017 A, Ref. GO Bonds (INS - BAM)(c)	5.00%	12/01/2032	360	383,813
Brighton Crossing Metropolitan District No. 4; Series 2017 A, GO Bonds	5.00%	12/01/2037	1,050	1,052,144
Broadway Park North Metropolitan District No. 2; Series 2020, GO Bonds(e)	5.00%	12/01/2040	1,325	1,295,938
Centerra Metropolitan District No. 1 (In the City of Loveland); Series 2017, RB(e)	5.00%	12/01/2029	3,667	3,671,635
Clear Creek Transit Metropolitan District No. 2; Series 2021 A, GO Bonds	4.00%	12/01/2031	525	488,356
Colorado (State of) Health Facilities Authority (Aberdeen Ridge); Series 2021 B, RB	2.63%	05/15/2029	1,125	1,042,502
Colorado (State of) Health Facilities Authority (Christian Living Neighborhoods); Series 2016, Ref. RB	5.00%	01/01/2031	2,475	2,491,120
Colorado (State of) Health Facilities Authority (CommonSpirit Health); Series 2019 A, Ref. RB	4.00%	08/01/2037	4,730	4,687,983
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center);
Series 2015 A, Ref. RB(e)	5.00%	12/01/2025	235	220,213
Series 2015 A, Ref. RB(e)	5.50%	12/01/2030	750	614,741
Colorado (State of) High Performance Transportation Enterprise; Series 2014, RB(b)	5.75%	01/01/2044	1,110	1,111,714
Denver (City & County of), CO;
Series 2018 A, Ref. RB(b)	5.00%	12/01/2028	1,510	1,624,060
Series 2018 A, Ref. RB(b)	5.00%	12/01/2030	1,000	1,104,823
Series 2018 A-2, RB(g)	0.00%	08/01/2030	800	626,517
Series 2018 A-2, RB(g)	0.00%	08/01/2031	1,000	749,642
Series 2022 A, RB(b)	5.00%	11/15/2034	8,750	9,844,739
Series 2022 D, Ref. RB(b)	5.50%	11/15/2032	2,250	2,656,459
Denver (City & County of), CO Health & Hospital Authority; Series 2019 A, Ref. RB	4.00%	12/01/2038	2,500	2,355,390
Evan’s Place Metropolitan District; Series 2020 A, GO Bonds	5.00%	12/01/2040	1,050	1,025,823
Interquest South Business Improvement District; Series 2017, GO Bonds	4.50%	12/01/2030	125	120,189
Jefferson (County of), CO Center Metropolitan District No. 1; Series 2020 A-2, RB	4.13%	12/01/2040	575	501,336
Pueblo Urban Renewal Authority (Evraz); Series 2021 B, RB(e)(g)	0.00%	12/01/2025	250	201,813
Transport Metropolitan District No. 3; Series 2021 A-1, GO Bonds	4.13%	12/01/2031	805	736,794
Vauxmont Metropolitan District;
Series 2019, Ref. GO Bonds (INS - AGM)(c)	5.00%	12/15/2031	135	140,622
Series 2019, Ref. GO Bonds (INS - AGM)(c)	5.00%	12/15/2032	160	166,650
Series 2020, Ref. GO Bonds (INS - AGM)(c)	5.00%	12/01/2031	230	254,608
Series 2020, Ref. GO Bonds (INS - AGM)(c)	5.00%	12/01/2032	250	276,732
Series 2020, Ref. GO Bonds (INS - AGM)(c)	5.00%	12/01/2033	255	281,873
Series 2020, Ref. GO Bonds (INS - AGM)(c)	5.00%	12/01/2034	285	314,378
Series 2020, Ref. GO Bonds (INS - AGM)(c)	5.00%	12/01/2035	100	109,844
Windler Public Improvement Authority; Series 2021 A-1, RB	4.00%	12/01/2031	1,065	915,962
				45,277,296

Connecticut–1.21%
Connecticut (State of);
Series 2018 C, GO Bonds	5.00%	06/15/2027	3,000	3,222,576
Series 2019 A, GO Bonds	5.00%	04/15/2034	4,150	4,605,011

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Connecticut–(continued)
Connecticut (State of) (Transportation Infrastructure); Series 2018, RB	5.00%	01/01/2030	$3,500	$ 3,790,484
Connecticut (State of) Health & Educational Facilities Authority;
Series 2020 G-1, Ref. RB(e)	5.00%	07/01/2030	285	286,273
Series 2020 G-1, Ref. RB(e)	5.00%	07/01/2031	540	542,218
Series 2020 G-1, Ref. RB(e)	5.00%	07/01/2033	600	600,557
Hamden (Town of), CT (Whitney Center);
Series 2019, Ref. RB	5.00%	01/01/2030	2,355	2,329,091
Series 2019, Ref. RB	5.00%	01/01/2040	6,190	5,717,379
University of Connecticut; Series 2016 A, RB	5.00%	03/15/2032	2,940	3,047,568
				24,141,157

District of Columbia–1.25%
District of Columbia (Provident Group - Howard Properties LLC); Series 2013, RB	5.00%	10/01/2030	2,550	2,550,075
District of Columbia (The Catholic University of America); Series 2018, Ref. RB	5.00%	10/01/2043	2,275	2,349,018
Metropolitan Washington Airports Authority;
Series 2016 A, Ref. RB(b)	5.00%	10/01/2034	2,215	2,291,313
Series 2019 A, Ref. RB(b)	5.00%	10/01/2039	3,775	3,988,364
Series 2019 A, Ref. RB(b)	5.00%	10/01/2040	1,635	1,720,203
Series 2021 A, Ref. RB(b)	5.00%	10/01/2033	6,000	6,695,128
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement); Series 2010 A, RB(g)	0.00%	10/01/2037	10,000	5,361,356
Series 2010 A, RB (INS - AGM)(c)(g)	0.00%	10/01/2037	40	21,972
				24,977,429

Florida–7.84%
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics, Inc.);
Series 2014 A, RB	5.00%	12/01/2044	6,820	6,850,891
Series 2019, Ref. RB	5.00%	12/01/2037	2,570	2,717,150
Atlantic Beach (City of), FL (Fleet Landing); Series 2018 A, RB	5.00%	11/15/2038	1,100	1,117,395
Broward (County of), FL (Convention Center Expansion); Series 2021, RB	4.00%	09/01/2037	13,000	13,327,296
Cape Coral (City of), FL; Series 2017, Ref. RB (INS - BAM)(c)	4.00%	10/01/2042	12,440	12,476,254
Capital Trust Agency, Inc. (Franklin Academy);
Series 2020, RB(e)	5.00%	12/15/2035	1,085	1,057,587
Series 2020, RB(e)	5.00%	12/15/2040	4,860	4,495,156
Capital Trust Agency, Inc. (H-Bay Ministries, Inc.- Superior Residences); Series 2018 B, RB(h)	4.50%	07/01/2038	500	15,000
Capital Trust Agency, Inc. (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. RB(e)	5.00%	07/01/2032	2,645	2,380,134
Capital Trust Agency, Inc. (Viera Charter Schools, Inc.); Series 2017 A, RB(e)	5.00%	10/15/2037	510	509,473
Collier (County of), FL Industrial Development Authority (The Arlington of Naples); Series 2014 A, RB (Acquired 12/16/2013; Cost $906,018)(e)(h)(i)	7.25%	05/15/2026	906	24,462
Florida (State of) Higher Educational Facilities Financial Authority (Florida Institute of Technology); Series 2019, RB	5.00%	10/01/2032	2,590	2,727,276
Florida (State of) North Broward Hospital District; Series 2017 B, Ref. RB	5.00%	01/01/2034	5,000	5,263,554
Florida Development Finance Corp. (Green Bonds); Series 2019 B, RB(b)(e)	7.38%	01/01/2049	10,000	10,249,838
Florida Development Finance Corp. (Renaissance Charter School, Inc.);
Series 2015, RB(e)	6.00%	06/15/2035	1,265	1,281,486
Series 2020 C, Ref. RB(e)	4.00%	09/15/2030	470	444,829
Greater Orlando Aviation Authority;
Series 2019 A, RB(b)	5.00%	10/01/2031	4,000	4,336,718
Series 2019 A, RB(b)	5.00%	10/01/2032	3,025	3,278,206
Series 2019 A, RB(b)	5.00%	10/01/2034	5,000	5,406,686
Greater Orlando Aviation Authority (Jetblue Airways Corp.);
Series 2013, Ref. RB(b)	5.00%	11/15/2026	3,500	3,501,225
Series 2013, Ref. RB(b)	5.00%	11/15/2036	1,250	1,250,243
Halifax Hospital Medical Center; Series 2015, Ref. RB(d)(f)	5.00%	06/01/2025	325	332,134
Highlands (County of), FL Health Facilities Authority (Trousdale Foundation Properties); Series 2018 A, RB (Acquired 08/29/2018; Cost $2,494,063)(h)(i)	5.25%	04/03/2028	2,500	725,000
Hillsborough (County of), FL Aviation Authority (Tampa International Airport);
Series 2015 A, RB	5.00%	10/01/2044	1,485	1,490,148
Series 2018 E, RB(b)	5.00%	10/01/2024	2,000	2,014,795
Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts); Series 2018 A, RB(e)	5.00%	07/15/2028	440	435,815

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Lakeland (City of), FL (Lakeland Regional Health);
Series 2015, RB	5.00%	11/15/2040	$4,250	$ 4,278,118
Series 2015, RB	5.00%	11/15/2045	3,370	3,391,203
Lee (County of), FL; Series 2021 B, RB(b)	5.00%	10/01/2035	5,000	5,470,221
Lee (County of), FL Industrial Development Authority (Preserve (The)); Series 2017 A, RB(e)	5.38%	12/01/2032	1,000	863,089
Manatee (County of), FL School District;
Series 2017, RB (INS - AGM)(c)	5.00%	10/01/2029	1,000	1,055,850
Series 2017, RB (INS - AGM)(c)	5.00%	10/01/2031	3,000	3,156,495
Series 2017, RB (INS - AGM)(c)	5.00%	10/01/2032	1,250	1,313,593
Miami (City of) & Dade (County of), FL School Board; Series 2015 A, Ref. COP	5.00%	05/01/2032	1,900	1,933,039
Miami-Dade (County of), FL;
Series 2017 B, Ref. RB	4.00%	10/01/2036	15,000	15,292,896
Series 2021, RB	4.00%	10/01/2042	3,000	3,034,781
Series 2023 A, Ref. RB(b)	5.00%	10/01/2033	3,865	4,300,596
Subseries 2021 A-1, Ref. RB (INS - AGM)(b)(c)	4.00%	10/01/2039	3,500	3,504,235
Miami-Dade (County of), FL (Jackson Health System); Series 2015 A, Ref. RB	5.00%	06/01/2033	1,000	1,016,642
Miami-Dade (County of), FL Expressway Authority;
Series 2010 A, RB	5.00%	07/01/2040	925	928,304
Series 2013 A, RB	5.00%	07/01/2033	600	600,185
Series 2016 A, Ref. RB	5.00%	07/01/2028	1,625	1,680,940
Miami-Dade (County of), FL Transit System; Series 2022, RB	5.00%	07/01/2044	5,000	5,499,442
Mirabella Community Development District; Series 2013, RB	6.00%	11/01/2026	15	15,151
Osceola (County of), FL;
Series 2020 A-1, Ref. RB	5.00%	10/01/2033	350	378,028
Series 2020 A-1, Ref. RB	5.00%	10/01/2034	300	323,077
Series 2020 A-1, Ref. RB	5.00%	10/01/2035	500	535,582
Palm Beach (County of), FL Health Facilities Authority (ACTS Retirement-Life Communities, Inc.);
Series 2016, Ref. RB	5.00%	11/15/2032	3,500	3,620,141
Series 2020 B, RB	4.00%	11/15/2041	250	237,780
Palm Beach (County of), FL Health Facilities Authority (Lifespace Communities, Inc.);
Series 2018 B, RB	5.00%	05/15/2031	410	401,249
Series 2018 B, RB	5.00%	05/15/2033	2,000	1,945,269
Pompano Beach (City of), FL (John Knox Village); Series 2021 B-1, RB	2.00%	01/01/2029	1,150	1,021,902
Tampa (City of), FL;
Series 2020 A, RB(g)	0.00%	09/01/2041	3,030	1,389,734
Series 2020 A, RB(g)	0.00%	09/01/2049	3,795	1,118,972
Wildwood (City of), FL Village Community Development Disctrict No. 15; Series 2023, RB(e)	4.85%	05/01/2038	1,000	1,014,201
				157,029,466

Georgia–1.65%
Atlanta (City of), GA; Series 2019, RB(b)	4.00%	07/01/2038	1,540	1,541,574
Burke (County of), GA Development Authority (Georgia Power Co. Plant Vogtle); Series 1995, RB	2.20%	10/01/2032	2,000	1,664,085
College Park (City of), GA (Atlanta International Airport); Series 2006 B, RB (INS - NATL)(c)	4.50%	01/01/2031	15	15,011
Floyd (County of), GA Development Authority (The Spires at Berry College);
Series 2018 A, RB	5.50%	12/01/2028	940	935,658
Series 2018 A, RB	5.75%	12/01/2033	1,500	1,493,222
Fulton (County of), GA Development Authority (Robert W. Woodruff Arts Center); Series 2019, Ref. RB	4.00%	03/15/2044	1,915	1,869,336
Fulton (County of), GA Development Authority (Wellstar Health System, Inc.); Series 2017, RAC	5.00%	04/01/2033	1,870	1,963,389
George L Smith II Congress Center Authority (Convention Center Hotel);
Series 2021, RB	2.38%	01/01/2031	525	470,221
Series 2021, RB	4.00%	01/01/2036	1,100	1,110,882
Georgia (State of) Municipal Electric Authority; Series 2019 A, Ref. RB	5.00%	01/01/2033	1,200	1,292,836
Georgia (State of) Municipal Electric Authority (Project One); Series 2015 A, Ref. RB	5.00%	01/01/2032	875	885,219
Georgia (State of) Municipal Electric Authority of Georgia (Plant Vogtle Units 3 & 4);
Series 2021 A, Ref. RB	4.00%	01/01/2041	480	474,983
Series 2021 A, Ref. RB (INS - AGM)(c)	4.00%	01/01/2041	485	486,828
Macon-Bibb (County of), GA Urban Development Authority (Academy for Classical Education, Inc.); Series 2017 A, RB(e)	5.75%	06/15/2037	1,540	1,588,034

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–(continued)
Main Street Natural Gas, Inc.;
Series 2022 B, RB(d)	5.00%	06/01/2029	$5,000	$ 5,256,926
Series 2022 C, RB(e)	4.00%	11/01/2027	3,810	3,714,589
Series 2023 B, RB(d)	5.00%	03/01/2030	5,000	5,306,395
Savannah (City of), GA Hospital Authority (St. Josephs Candler Health System); Series 2019 A, Ref. RB	4.00%	07/01/2043	3,000	2,962,811
				33,031,999

Guam–0.21%
Guam (Territory of); Series 2021 A, Ref. RB	5.00%	11/01/2040	4,000	4,133,666

Hawaii–0.69%
Hawaii (State of); Series 2020 A, Ref. RB(b)	4.00%	07/01/2035	665	683,176
Hawaii (State of) Department of Budget & Finance; Series 2019, Ref. RB	3.20%	07/01/2039	1,655	1,120,873
Honolulu (City & County of), HI;
Series 2015 A, Ref. RB	5.00%	07/01/2031	6,000	6,130,264
Series 2023, RB(d)	5.00%	06/01/2026	5,750	5,933,403
				13,867,716

Illinois–7.93%
Bolingbrook (Village of), IL Special Service Area No. 2005-1; Series 2019, Ref. RB	5.00%	03/01/2033	1,645	1,629,164
Chicago (City of), IL;
Series 2008 C, Ref. RB	5.00%	01/01/2030	1,500	1,518,325
Series 2008, Ref. RB(d)(f)	5.00%	01/01/2025	2,450	2,486,056
Series 2008, Ref. RB	5.00%	01/01/2029	50	50,558
Series 2015 A, GO Bonds	5.38%	01/01/2029	5,000	5,055,199
Series 2017 A, Ref. GO Bonds	5.75%	01/01/2034	2,500	2,623,233
Series 2017 B, Ref. RB	5.00%	01/01/2033	3,000	3,124,109
Series 2019 A, GO Bonds	5.50%	01/01/2035	3,000	3,242,866
Series 2021 A, Ref. GO Bonds	5.00%	01/01/2033	9,000	9,826,038
Chicago (City of), IL (83rd/Stewart Redevelopment); Series 2013, COP(e)	7.00%	01/15/2029	709	709,176
Chicago (City of), IL (O’Hare International Airport);
Series 2015 A, Ref. RB(b)	5.00%	01/01/2029	6,000	6,047,296
Series 2015 B, Ref. RB	5.00%	01/01/2031	3,000	3,042,372
Series 2017 D, RB(b)	5.00%	01/01/2031	1,000	1,037,633
Series 2017 D, RB(b)	5.00%	01/01/2032	1,000	1,034,655
Series 2017 D, RB(b)	5.00%	01/01/2033	2,000	2,066,131
Series 2020 A, Ref. RB (INS - AGM)(c)	4.00%	01/01/2037	2,250	2,327,364
Chicago (City of), IL Board of Education;
Series 2012 A, GO Bonds	5.00%	12/01/2042	6,730	6,729,466
Series 2017 C, Ref. GO Bonds	5.00%	12/01/2030	2,000	2,045,537
Series 2017, RB	5.75%	04/01/2035	1,000	1,065,927
Series 2018 A, Ref. GO Bonds (INS - AGM)(c)	5.00%	12/01/2027	1,500	1,574,140
Series 2018 A, Ref. GO Bonds (INS - AGM)(c)	5.00%	12/01/2030	1,000	1,063,841
Series 2018 A, Ref. GO Bonds (INS - AGM)(c)	5.00%	12/01/2031	1,250	1,326,482
Series 2018 A, Ref. GO Bonds	5.00%	12/01/2033	2,035	2,088,155
Series 2018 C, Ref. GO Bonds	5.00%	12/01/2025	1,000	1,015,288
Series 2021 A, GO Bonds	5.00%	12/01/2035	20	20,932
Series 2021 A, GO Bonds	5.00%	12/01/2038	1,240	1,276,175
Chicago (City of), IL Midway International Airport; Series 2016 A, Ref. RB(b)	5.00%	01/01/2027	2,000	2,037,651
Cook (County of), IL; Series 2018, Ref. RB	5.25%	11/15/2036	1,520	1,613,655
Cook County Community College District No. 508 (City Colleges of Chicago); Series 2013, GO Bonds(d)(f)	5.25%	04/23/2024	500	501,235

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of);
First Series 2001, GO Bonds (INS - NATL)(c)	6.00%	11/01/2026	$410	$ 422,544
Series 2016, GO Bonds	5.00%	11/01/2025	2,135	2,190,833
Series 2016, GO Bonds	5.00%	11/01/2030	1,040	1,085,824
Series 2016, GO Bonds	4.00%	06/01/2032	3,155	3,180,708
Series 2016, GO Bonds	4.00%	06/01/2033	2,250	2,263,999
Series 2017 C, GO Bonds	5.00%	11/01/2029	2,000	2,128,140
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2028	8,375	9,048,436
Series 2018 B, Ref. GO Bonds	5.00%	10/01/2027	1,405	1,491,129
Series 2020 B, GO Bonds	4.00%	10/01/2035	3,000	3,050,109
Series 2020, GO Bonds	5.50%	05/01/2024	1,000	1,002,904
Series 2020, GO Bonds	5.50%	05/01/2030	3,000	3,346,573
Series 2020, GO Bonds	5.50%	05/01/2039	2,455	2,714,089
Series 2021 A, GO Bonds	5.00%	03/01/2046	300	316,584
Illinois (State of) (Rebuild Illinois Program); Series 2019 B, GO Bonds	4.00%	11/01/2035	4,450	4,513,345
Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(b)	8.00%	06/01/2032	710	710,722
Illinois (State of) Finance Authority (Benedictine University); Series 2021, Ref. RB	5.00%	10/01/2030	1,300	1,275,438
Illinois (State of) Finance Authority (DePaul College Prep Foundation); Series 2023, Ref. RB(e)	4.50%	08/01/2033	1,275	1,307,631
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2016, RB	5.13%	05/15/2060	1,043	565,997
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2034	4,500	4,561,583
Illinois (State of) Finance Authority (University of Illinois Health Services);
Series 2020, RB	5.00%	10/01/2030	750	807,610
Series 2020, RB	5.00%	10/01/2031	750	805,407
Series 2020, RB	5.00%	10/01/2032	750	805,001
Series 2020, RB	5.00%	10/01/2033	750	804,561
Series 2020, RB	5.00%	10/01/2034	750	803,430
Series 2020, RB	5.00%	10/01/2035	750	795,117
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 1998 A, Ref. RB (INS - NATL)(c)	5.50%	06/15/2029	2,000	2,084,348
Series 2002, RB (INS - AGM)(c)(g)	0.00%	12/15/2029	2,550	2,105,069
Series 2002, RB (INS - NATL)(c)(g)	0.00%	06/15/2033	3,490	2,479,407
Series 2002, RB (INS - NATL)(c)(g)	0.00%	12/15/2033	10,000	6,971,072
Series 2002, RB (INS - NATL)(c)(g)	0.00%	12/15/2034	5,000	3,348,623
Illinois (State of) Sports Facilities Authority;
Series 2019, Ref. RB (INS - BAM)(c)	5.00%	06/15/2028	2,100	2,224,987
Series 2019, Ref. RB (INS - BAM)(c)	5.00%	06/15/2029	1,000	1,074,354
Series 2019, Ref. RB (INS - BAM)(c)	5.00%	06/15/2030	1,200	1,276,043
Illinois (State of) Toll Highway Authority;
Series 2013 A, RB(f)	5.00%	04/02/2024	2,000	2,002,431
Series 2013 A, RB(d)(f)	5.00%	04/02/2024	300	300,365
Series 2021 A, RB	4.00%	01/01/2046	5,000	4,926,477
Kane County School District No. 131 Aurora East Side; Series 2020 A, GO Bonds (INS - AGM)(c)	4.00%	12/01/2036	745	758,853
Manhattan (Village of), IL Special Service Area No. 2004-1 (Brookstone Springs); Series 2015, Ref. RB	4.25%	03/01/2024	214	214,000
Sales Tax Securitization Corp.;
Series 2017 A, Ref. RB	5.00%	01/01/2029	1,000	1,075,396
Series 2017 A, Ref. RB	5.00%	01/01/2030	1,000	1,070,466
Southwestern Illinois Development Authority (US Steel Corp.); Series 2012, RB(b)	5.75%	08/01/2042	2,050	2,050,459
Springfield (City of), IL;
Series 2015, Ref. RB	5.00%	03/01/2032	2,000	2,025,052
Series 2015, Ref. RB	5.00%	03/01/2033	3,500	3,543,500
Stephenson County School District No. 145 Freeport;
Series 2018 A, GO Bonds(d)(f)	5.00%	02/01/2028	40	43,372
Series 2018 A, GO Bonds (INS - AGM)(c)	5.00%	02/01/2031	855	926,977
				158,677,624

Indiana–1.42%
Allen (County of), IN (Evergreen Village Fort Wayne); Series 2019, RB	6.00%	02/01/2039	570	527,644
Indiana (State of) Finance Authority (CWA Authority); Series 2021, Ref. RB	4.00%	10/01/2039	5,075	5,221,686

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–(continued)
Indiana (State of) Finance Authority (KIPP Indianapolis, Inc.); Series 2020 A, RB	4.00%	07/01/2030	$215	$ 205,587
Indiana (State of) Finance Authority (Southern Indiana Gas and Electric Co.);
Series 2013, Ref. RB(b)(d)	4.00%	08/01/2028	10,000	9,910,477
Series 2013, Ref. RB(b)(d)	4.00%	08/01/2028	5,315	5,299,132
Indiana (State of) Finance Authority (United States Steel Corp.); Series 2021 A, Ref. RB	4.13%	12/01/2026	1,000	999,562
Indianapolis Local Public Improvement Bond Bank (CityWay 1); Series 2021 B, Ref. RB	5.00%	02/01/2033	185	185,094
Jeffersonville (City of), IN (Vivera Senior Living);
Series 2020 A, RB(e)	4.75%	11/01/2030	575	510,398
Series 2020 A, RB(e)	5.25%	11/01/2040	4,560	3,674,372
Northern Indiana Commuter Transportation District; Series 2016, RB	5.00%	07/01/2028	1,250	1,303,085
Terre Haute (City of), IN (Silver Birch of Terre Haute); Series 2017, RB	5.10%	01/01/2032	575	505,854
				28,342,891

Iowa–1.45%
Iowa (State of) Finance Authority; Series 2024, RB (CEP - GNMA)	4.50%	07/01/2044	5,000	5,035,043
Iowa (State of) Finance Authority (Alcoa, Inc.); Series 2012, RB	4.75%	08/01/2042	5,000	4,957,391
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2022, Ref. RB(d)	4.00%	12/01/2032	5,350	5,574,311
Iowa (State of) Finance Authority (Lifespace Communities, Inc.);
Series 2016 A, RB	5.00%	05/15/2036	1,050	1,006,409
Series 2021 A, Ref. RB	4.00%	05/15/2046	3,500	2,612,298
Series 2021, Ref. RB	4.00%	05/15/2029	1,490	1,397,750
Iowa (State of) Finance Authority (PHS Council Bluffs, Inc.); Series 2018, RB	4.45%	08/01/2028	125	119,447
Iowa (State of) Tobacco Settlement Authority; Series 2021 A-2, Ref. RB	5.00%	06/01/2029	2,325	2,528,652
PEFA, Inc.; Series 2019, RB(d)	5.00%	09/01/2026	5,635	5,755,458
				28,986,759

Kansas–0.51%
Derby (City of), KS (Derby Star Bond); Series 2020, RB	3.90%	03/01/2037	575	575,000
Lenexa (City of), KS (Lakeview Village, Inc.);
Series 2018 A, Ref. RB	5.00%	05/15/2029	1,210	1,235,145
Series 2018 A, Ref. RB	5.00%	05/15/2031	1,335	1,357,630
Manhattan (City of), KS (Meadowlark Hills);
Series 2021 A, Ref. RB	4.00%	06/01/2036	1,000	918,683
Series 2021 A, Ref. RB	4.00%	06/01/2046	1,150	916,296
Wichita (City of), KS (Kansas Masonic Home); Series 2016 II-A, RB (Acquired 05/25/2017-05/30/2019; Cost $1,537,416)(h)(i)	5.25%	12/01/2036	1,500	315,000
Wichita (City of), KS (Presbyterian Manors, Inc.);
Series 2018 I, Ref. RB	5.00%	05/15/2033	1,140	1,042,095
Series 2019, Ref. RB	5.00%	05/15/2029	1,280	1,213,063
Series 2019, Ref. RB	5.00%	05/15/2034	2,950	2,601,392
				10,174,304

Kentucky–1.63%
Ashland (City of), KY (King’s Daughters Medical Center);
Series 2019, Ref. RB	5.00%	02/01/2030	370	399,141
Series 2019, Ref. RB	5.00%	02/01/2032	450	476,228
Fayette County School District Finance Corp.; Series 2015 D, RB (CEP - Colorado Higher Education Intercept Program)	5.00%	08/01/2031	1,000	1,017,339
Kentucky (Commonwealth of) Economic Development Finance Authority (Catholic Health Initiatives); Series 2011 B, RB (SIFMA Municipal Swap Index + 1.40%)(d)(j)	4.70%	02/01/2025	1,430	1,430,774
Kentucky (Commonwealth of) Economic Development Finance Authority (Masonic Home Independent Living II, Inc.); Series 2016 A, Ref. RB	5.00%	05/15/2036	2,000	1,728,511
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway);
Series 2015 A, RB	5.00%	07/01/2028	1,500	1,518,320
Series 2015 A, RB	5.00%	07/01/2030	2,000	2,025,862
Series 2015 A, RB	5.00%	07/01/2032	1,000	1,012,191
Kentucky (Commonwealth of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2017 A, Ref. RB	5.00%	06/01/2032	1,435	1,480,399
Kentucky (Commonwealth of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. RB	5.50%	11/15/2035	3,100	2,930,897

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky–(continued)
Kentucky (Commonwealth of) Municipal Power Agency;
Series 2015 A, Ref. RB (INS - NATL)(c)	5.00%	09/01/2026	$1,000	$ 1,018,810
Series 2015 A, Ref. RB (INS - NATL)(c)	5.00%	09/01/2027	1,620	1,650,472
Series 2015 A, Ref. RB (INS - NATL)(c)	5.00%	09/01/2028	1,260	1,283,517
Kentucky (Commonwealth of) Municipal Power Agency (Prairie State); Series 2016 A, Ref. RB (INS - NATL)(c)	5.00%	09/01/2031	5,000	5,175,524
Kentucky (Commonwealth of) Property & Building Commission (No. 119);
Series 2018, RB (INS - BAM)(c)	5.00%	05/01/2031	100	107,713
Series 2018, RB (INS - BAM)(c)	5.00%	05/01/2032	100	107,721
Series 2018, RB (INS - BAM)(c)	5.00%	05/01/2033	100	107,719
Series 2018, RB (INS - BAM)(c)	5.00%	05/01/2034	100	107,584
Kentucky (Commonwealth of) Public Energy Authority; Series 2019 C, RB(d)	4.00%	02/01/2028	5,000	5,018,392
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.);
Series 2016 A, Ref. RB	5.00%	10/01/2033	2,450	2,536,077
Series 2020 A, RB	4.00%	10/01/2040	1,500	1,467,168
				32,600,359
Louisiana–1.21%
Louisiana (State of) Public Facilities Authority (19th Judicial District Court Building); Series 2015, Ref. RB(d)(f)	5.00%	06/01/2025	1,405	1,439,297
Louisiana (State of) Public Facilities Authority (Archdiocese of New Orleans);
Series 2017, Ref. RB	5.00%	07/03/2028	250	200,000
Series 2017, Ref. RB	5.00%	07/02/2029	400	320,000
Series 2017, Ref. RB	5.00%	07/01/2030	500	400,000
Louisiana (State of) Public Facilities Authority (Ochsner Clinic Foundation); Series 2016, Ref. RB	5.00%	05/15/2034	2,545	2,625,620
New Orleans (City of), LA; Series 2014, Ref. RB	5.00%	12/01/2026	1,250	1,263,331
New Orleans (City of), LA Aviation Board;
Series 2015 B, RB(b)	5.00%	01/01/2027	1,750	1,766,693
Series 2015 B, RB(b)	5.00%	01/01/2029	1,805	1,822,156
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolidated Garage System);
Series 2018 A, RB (INS - AGM)(c)	5.00%	10/01/2036	220	235,633
Series 2018 A, RB (INS - AGM)(c)	5.00%	10/01/2037	145	154,606
Series 2018 A, RB (INS - AGM)(c)	5.00%	10/01/2038	100	106,252
Series 2018 B, Ref. RB (INS - AGM)(c)	5.00%	10/01/2030	350	381,967
Series 2018 B, Ref. RB (INS - AGM)(c)	5.00%	10/01/2032	200	217,446
Series 2018 B, Ref. RB (INS - AGM)(c)	5.00%	10/01/2033	135	146,321
Series 2018 B, Ref. RB (INS - AGM)(c)	5.00%	10/01/2034	100	108,168
St. James (Parish of), LA (Nustar Logistics, L.P.); Series 2008, RB(d)(e)	6.10%	06/01/2030	2,700	2,963,367
St. John the Baptist (Parish of), LA (Marathon Oil Corp.);
Series 2017, Ref. RB(d)	2.10%	07/01/2024	1,000	991,813
Series 2017, Ref. RB(d)	4.05%	07/01/2026	1,750	1,736,897
Subseries 2017 A-3, Ref. RB(d)	2.20%	07/01/2026	2,000	1,904,131
St. Tammany (Parish of), LA Public Trust Financing Authority (Christwood);
Series 2015, Ref. RB	5.00%	11/15/2024	405	404,723
Series 2015, Ref. RB	5.25%	11/15/2029	2,800	2,787,529
Series 2015, Ref. RB	5.25%	11/15/2037	2,330	2,214,033
				24,189,983

Maryland–0.76%
Baltimore (City of), MD (Convention Center Hotel); Series 2017, Ref. RB	5.00%	09/01/2033	1,105	1,106,037
Baltimore (City of), MD (East Baltimore Research Park); Series 2017, Ref. RB	5.00%	09/01/2038	1,275	1,285,282
Baltimore (City of), MD (Water); Series 2017 A, RB	5.00%	07/01/2033	2,500	2,630,999
Gaithersburg (City of), MD (Asbury Maryland Obligated Group); Series 2018 A, Ref. RB	5.00%	01/01/2036	2,000	2,019,257
Howard (County of), MD (Downtown Columbia); Series 2017 A, RB(e)	4.13%	02/15/2034	1,000	973,693
Maryland (State of) Department of Transportation; Series 2012, RB	2.25%	10/01/2025	100	98,058

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–(continued)
Maryland (State of) Health & Higher Educational Facilities Authority (Stevenson University);
Series 2021, Ref. RB	5.00%	06/01/2028	$250	$ 260,027
Series 2021, Ref. RB	5.00%	06/01/2030	350	369,507
Series 2021, Ref. RB	5.00%	06/01/2032	400	423,913
Series 2021, Ref. RB	4.00%	06/01/2034	350	344,074
Series 2021, Ref. RB	4.00%	06/01/2036	450	434,739
Maryland Economic Development Corp. (AFCO Cargo BWI II, LLC); Series 2017, Ref. RB(b)(e)	4.00%	07/01/2024	585	582,789
Maryland Economic Development Corp. (CNX Marine Terminal, Inc. - Port of Baltimore Facility); Series 2010, Ref. RB	5.75%	09/01/2025	1,500	1,510,264
Maryland Economic Development Corp. (Port Covington);
Series 2020, RB	3.25%	09/01/2030	1,000	952,620
Series 2020, RB	4.00%	09/01/2040	2,500	2,323,066
				15,314,325

Massachusetts–1.83%
Massachusetts (Commonwealth of);
Series 2016 G, GO Bonds	4.00%	09/01/2037	3,000	3,030,264
Series 2018 C, GO Bonds(d)(f)	5.00%	04/19/2024	100	100,158
Massachusetts (Commonwealth of) Development Finance Agency;
Series 2019 A, Ref. RB	5.00%	07/01/2031	1,530	1,577,480
Series 2019 A, Ref. RB	5.00%	07/01/2032	2,115	2,179,759
Series 2021 G, Ref. RB	5.00%	07/01/2038	300	321,673
Series 2021 G, Ref. RB	5.00%	07/01/2039	350	374,014
Series 2021 G, Ref. RB	4.00%	07/01/2046	1,000	936,711
Massachusetts (Commonwealth of) Development Finance Agency (Ascentria Care Alliance); Series 2021, Ref. RB(e)	5.00%	07/01/2041	2,050	1,804,689
Massachusetts (Commonwealth of) Development Finance Agency (Boston University); Series 2023 FF, Ref. RB	4.00%	10/01/2046	5,000	5,033,562
Massachusetts (Commonwealth of) Development Finance Agency (Emerson College); Series 2017 A, Ref. RB	5.00%	01/01/2026	1,600	1,628,749
Massachusetts (Commonwealth of) Development Finance Agency (Newbridge Charles, Inc.); Series 2017, Ref. RB(e)	5.00%	10/01/2037	1,500	1,525,451
Massachusetts (Commonwealth of) Development Finance Agency (Seven Hills Foundation);
Series 2021, Ref. RB	4.00%	09/01/2041	1,300	1,183,589
Series 2021, Ref. RB	4.00%	09/01/2048	1,380	1,175,923
Massachusetts (Commonwealth of) Development Finance Agency (SpringField College); Series 2021 B, Ref. RB	4.00%	06/01/2035	2,000	1,981,536
Massachusetts (Commonwealth of) Development Finance Agency (Suffolk University); Series 2017, Ref. RB	5.00%	07/01/2034	1,000	1,035,914
Massachusetts (Commonwealth of) School Building Authority;
Series 2018 B, RB	4.00%	02/15/2039	10,735	10,735,737
Series 2018 B, RB	4.00%	02/15/2041	1,685	1,681,649
Massachusetts (Commonwealth of) Water Resources Authority; Series 2007 B, Ref. RB (INS - AGM)(c)	5.25%	08/01/2025	300	309,677
				36,616,535

Michigan–1.94%
Detroit (City of), MI Downtown Development Authority (Catalyst Development);
Series 2018 A, Ref. RB (INS - AGM)(c)	5.00%	07/01/2030	700	702,698
Series 2018 A, Ref. RB (INS - AGM)(c)	5.00%	07/01/2032	2,000	2,006,995
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo);
Series 2019, Ref. RB	5.00%	05/15/2032	805	788,525
Series 2019, Ref. RB	5.00%	05/15/2042	2,710	2,403,888
Kent (County of), MI; Series 2015, Ref. GO Bonds	5.00%	01/01/2037	2,000	2,024,013
Kentwood Economic Development Corp. (Holland Home Obligated Group);
Series 2019, Ref. RB	5.00%	11/15/2032	2,035	2,041,853
Series 2022, Ref. RB	4.00%	11/15/2031	970	913,333
Michigan (State of) Building Authority (Facilities Program);
Series 2015 I, Ref. RB(d)(f)	5.00%	10/15/2025	615	633,638
Series 2015 I, Ref. RB	5.00%	04/15/2031	4,385	4,521,192
Michigan (State of) Finance Authority; Series 2020 B-1, Ref. RB	5.00%	06/01/2049	570	587,713

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–(continued)
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-7, Ref. RB (INS - NATL)(c)	5.00%	07/01/2026	$1,000	$ 1,003,725
Series 2014 C-7, Ref. RB (INS - NATL)(c)	5.00%	07/01/2027	1,000	1,004,017
Series 2014 D-4, Ref. RB	5.00%	07/01/2029	5,000	5,023,993
Series 2015 D-1, Ref. RB	5.00%	07/01/2029	750	765,010
Michigan (State of) Finance Authority (Henry Ford Health System); Series 2016, Ref. RB	5.00%	11/15/2028	2,000	2,089,572
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014 F, Ref. RB	4.50%	10/01/2029	5,590	5,607,795
Michigan (State of) Finance Authority (Sparrow Obligated Group); Series 2015, Ref. RB(d)(f)	5.00%	05/15/2025	245	250,138
Michigan (State of) Housing Development Authority; Series 2024 A, RB	6.00%	06/01/2054	1,500	1,636,014
Michigan (State of) Strategic Fund (Canterbury Health Care, Inc.); Series 2016, RB (Acquired 09/04/2019; Cost $1,571,130)(e)(h)(i)	5.00%	07/01/2031	1,530	1,224,979
Michigan (State of) Strategic Fund (Holland Home Obligated Group); Series 2019, Ref. RB	5.00%	11/15/2034	1,810	1,812,533
Romulus (City of), MI Tax Increment Finance Authority; Series 2016, Ref. RB (INS - BAM)(c)	5.00%	11/01/2026	1,805	1,880,347
				38,921,971

Minnesota–0.46%
Dakota (County of), MN Community Development Agency (Sanctuary at West St. Paul); Series 2015, RB	5.75%	08/01/2030	290	221,282
Duluth (City of), MN Housing & Redevelopment Authority (Duluth Public Schools Academy);
Series 2018 A, Ref. RB	4.25%	11/01/2028	320	303,990
Series 2018 A, Ref. RB	5.00%	11/01/2033	205	196,938
Maple Grove (City of), MN (Maple Grove Hospital Corp.);
Series 2017, Ref. RB	5.00%	05/01/2031	500	519,210
Series 2017, Ref. RB	5.00%	05/01/2032	1,600	1,656,173
Minnesota (State of) Higher Education Facilities Authority (Bethel University); Series 2017, Ref. RB	5.00%	05/01/2032	1,750	1,767,691
Minnesota (State of) Housing Finance Agency; Series 2024 A, RB (CEP - GNMA)	6.25%	01/01/2054	3,000	3,307,832
St. Louis Park (City of), MN (Place Via Sol Project); Series 2018, RB (Acquired 12/26/2018; Cost $1,204,623)(d)(e)(h)(i)	6.00%	07/01/2027	1,205	120,462
Woodbury (City of), MN Housing & Redevelopment Authority (St. Therese of Woodbury);
Series 2014, RB	4.00%	12/01/2024	175	174,170
Series 2014, RB	5.00%	12/01/2029	1,000	1,001,005
				9,268,753

Mississippi–0.21%
Mississippi (State of) Hospital Equipment & Facilities Authority (North Mississippi Health Services);
Series 2020, Ref. RB	5.00%	10/01/2035	600	646,048
Series 2020, Ref. RB	5.00%	10/01/2036	650	694,271
Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 2021, RB	2.38%	06/01/2044	4,390	2,784,348
				4,124,667

Missouri–0.95%
Cape Girardeau (County of), MO Industrial Development Authority (South Eastern Health);
Series 2017 A, Ref. RB	5.00%	03/01/2036	3,000	3,127,814
Series 2017, Ref. RB	5.00%	03/01/2029	100	104,969
Kansas City (City of), MO; Series 2017 C, Ref. RB	5.00%	09/01/2032	1,850	1,971,420
Kansas City (City of), MO Industrial Development Authority (Downtown Redevelopment District); Series 2011 A, Ref. RB	5.50%	09/01/2028	2,000	2,003,694
Kansas City (City of), MO Industrial Development Authority (Kansas City International Airport); Series 2019 B, RB(b)	5.00%	03/01/2035	1,000	1,059,168
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. RB(e)	4.25%	04/01/2026	10	9,816
Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights); Series 2017 A, Ref. RB	5.25%	05/15/2032	2,685	2,499,866
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services);
Series 2016 B, Ref. RB	5.00%	02/01/2032	1,000	1,006,641
Series 2016, Ref. RB	5.00%	02/01/2033	1,305	1,313,430
Series 2019 A, RB	5.00%	02/01/2029	1,100	1,117,730
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie State);
Series 2015 A, Ref. RB	5.00%	06/01/2027	1,500	1,526,540
Series 2015 A, Ref. RB	5.00%	12/01/2027	640	651,246
St. Charles (County of), MO Industrial Development Authority (Suemandy/Mid-Rivers Community Improvement District); Series 2016, RB(e)	4.00%	10/01/2028	130	122,008

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
St. Louis (County of), MO Industrial Development Authority (Friendship Village of Sunset Hills); Series 2012, RB	5.00%	09/01/2032	$1,490	$ 1,490,166
St. Louis Municipal Finance Corp.; Series 2015, Ref. RB (INS - AGM)(c)	5.00%	07/15/2030	1,000	1,005,138
				19,009,646

Nebraska–0.52%
Central Plains Energy Project (No. 5); Series 2022-1, RB(d)	5.00%	10/01/2029	5,000	5,249,914
Public Power Generation Agency (Whelan Energy Center Unit 2); Series 2016 A, Ref. RB	5.00%	01/01/2034	5,000	5,180,059
				10,429,973

Nevada–0.24%
Clark (County of), NV (Special Improvement District No. 159);
Series 2015, RB	5.00%	08/01/2026	120	121,453
Series 2015, RB	5.00%	08/01/2029	1,130	1,140,292
Series 2015, RB	5.00%	08/01/2031	1,245	1,257,331
Series 2015, RB	5.00%	08/01/2032	305	308,357
Las Vegas (City of), NV Special Improvement District No. 815;
Series 2020, RB	3.25%	12/01/2025	230	224,260
Series 2020, RB	4.00%	12/01/2030	240	228,207
Sparks (City of), NV (Tourism Improvement District No. 1); Series 2019 A, Ref. RB(e)	2.75%	06/15/2028	1,575	1,520,599
				4,800,499

New Hampshire–0.58%
New Hampshire (State of) Business Finance Authority; Series 2020-1A, RB	4.13%	01/20/2034	6,570	6,408,201
New Hampshire (State of) Business Finance Authority (Covanta Green Bonds); Series 2020 B, Ref. RB(b)(d)(e)	3.75%	07/02/2040	1,025	800,508
New Hampshire (State of) Business Finance Authority (Covanta); Series 2020 A, Ref. RB(d)(e)	3.63%	07/02/2040	370	284,143
New Hampshire (State of) Business Finance Authority (New York State Electric & Gas Corp.); Series 2022 A, Ref. RB(b)	4.00%	12/01/2028	2,300	2,321,042
New Hampshire (State of) Business Finance Authority (Social Bonds); Series 2022-2A, RB	4.00%	10/20/2036	1,964	1,877,953
				11,691,847

New Jersey–5.09%
Atlantic City (City of), NJ; Series 2017 A, Ref. GO Bonds (INS - BAM)(c)	5.00%	03/01/2032	250	262,473
Casino Reinvestment Development Authority, Inc.; Series 2014, Ref. RB (INS - AGM)(c)	5.00%	11/01/2027	1,000	1,013,092
Gloucester (County of), NJ Industrial Pollution Control Financing Authority (Logan); Series 2014 A, Ref. PCR(b)(f)	5.00%	12/01/2024	920	922,412
New Jersey (State of); Series 2020 A, GO Bonds	4.00%	06/01/2032	3,000	3,286,668
New Jersey (State of) Economic Development Authority;
Series 2015 XX, Ref. RB	5.00%	06/15/2025	2,000	2,044,493
Series 2017 A, Ref. RB (INS - BAM)(c)	5.00%	07/01/2028	5,035	5,324,811
Series 2020, Ref. RB(b)(d)	3.75%	06/01/2028	2,500	2,503,872
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.); Series 2012, RB(b)	5.75%	09/15/2027	12,380	12,386,660
New Jersey (State of) Economic Development Authority (Leap Academy University Charter School, Inc.); Series 2014 A, RB(e)	6.20%	10/01/2044	200	200,648
New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2019, Ref. RB	5.13%	06/15/2037	102	111,557
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.); Series 2012 C, RB	5.00%	07/01/2032	435	434,995
New Jersey (State of) Economic Development Authority (Provident Group - Rowan Properties LLC -
Rowan University Student Housing); Series 2015 A, RB	5.00%	01/01/2030	250	250,383
New Jersey (State of) Economic Development Authority (Social Bonds);
Series 2021 QQQ, RB	4.00%	06/15/2038	1,000	1,028,473
Series 2021 QQQ, RB	4.00%	06/15/2039	1,000	1,022,324
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement);
Series 2013, RB(b)	5.50%	01/01/2026	1,390	1,391,462
Series 2013, RB(b)	5.50%	01/01/2027	2,130	2,132,077
Series 2013, RB(b)	5.00%	01/01/2028	1,000	1,000,531
Series 2013, RB(b)	5.38%	01/01/2043	4,290	4,301,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Educational Facilities Authority (Rider University);
Series 2017 F, RB	5.00%	07/01/2032	$395	$ 368,256
Series 2017 F, RB	5.00%	07/01/2033	415	386,945
Series 2017 F, RB	5.00%	07/01/2035	1,000	896,529
New Jersey (State of) Health Care Facilities Financing Authority (Princeton HealthCare System);
Series 2016, Ref. RB	5.00%	07/01/2030	1,200	1,257,072
Series 2016, Ref. RB	5.00%	07/01/2031	1,000	1,046,613
New Jersey (State of) Higher Education Student Assistance Authority; Series 2018 B, Ref. RB(b)	5.00%	12/01/2025	2,250	2,297,857
New Jersey (State of) Transportation Trust Fund Authority;
Series 2006 C, RB (INS - AMBAC)(c)(g)	0.00%	12/15/2026	3,500	3,205,528
Series 2008 A, RB(g)	0.00%	12/15/2028	255	219,359
Series 2009 C, RB	5.25%	06/15/2032	250	252,672
Series 2018 A, Ref. RB	5.00%	12/15/2028	5,000	5,492,492
Series 2018 A, Ref. RB	5.00%	12/15/2032	5,000	5,441,212
Series 2018 A, RN(k)(l)	5.00%	06/15/2029	4,500	4,694,283
Series 2018 A, RN(k)(l)	5.00%	06/15/2030	2,000	2,084,810
Series 2019, Ref. RB	5.00%	12/15/2024	2,500	2,531,844
Series 2020 AA, RB	4.00%	06/15/2037	2,000	2,069,568
Series 2021 A, Ref. RB	4.00%	06/15/2035	10,245	10,752,279
Series 2021 A, Ref. RB	4.00%	06/15/2036	2,000	2,087,380
Series 2022 A, RB	4.00%	06/15/2040	3,215	3,265,301
South Jersey Transportation Authority; Series 2014 A, Ref. RB	5.00%	11/01/2028	500	504,586
Tobacco Settlement Financing Corp.;
Series 2018 A, Ref. RB	5.00%	06/01/2031	2,500	2,688,170
Series 2018 A, Ref. RB	5.00%	06/01/2032	4,965	5,336,762
Series 2018 A, Ref. RB	5.00%	06/01/2033	5,000	5,371,201
				101,869,400

New Mexico–0.06%
Santa Fe (City of), NM (El Castillo Retirement);
Series 2019 A, RB	5.00%	05/15/2034	725	703,535
Series 2019 A, RB	5.00%	05/15/2039	500	460,867
				1,164,402

New York–12.14%
Brookhaven Local Development Corp. (Jefferson’s Ferry); Series 2016, Ref. RB	5.25%	11/01/2036	1,500	1,536,863
Buffalo & Erie County Industrial Land Development Corp. (Medaille College); Series 2018, Ref. RB (Acquired 08/16/2018; Cost $505,491)(e)(h)(i)	5.00%	10/01/2038	500	240,000
Build NYC Resource Corp. (Brooklyn Navy Yard); Series 2019, Ref. RB(b)(e)	5.25%	12/31/2033	1,500	1,370,357
Build NYC Resource Corp. (Pratt Paper, Inc.); Series 2014, Ref. RB(b)(e)	4.50%	01/01/2025	320	320,151
Build NYC Resource Corp. (Shefa School); Series 2021 A, RB(e)	2.50%	06/15/2031	375	323,143
Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2045	1,000	971,879
Long Island (City of), NY Power Authority;
Series 2014 A, Ref. RB	5.00%	09/01/2034	4,000	4,025,410
Series 2018, RB	5.00%	09/01/2029	1,000	1,099,030
Metropolitan Transportation Authority;
Series 2013 E, RB	5.00%	11/15/2043	215	215,038
Series 2014 B, RB	5.00%	11/15/2044	150	150,117
Series 2015 A-2, RB(d)	5.00%	05/15/2030	3,000	3,266,819
Subseries 2015 C-1, Ref. RB	5.00%	11/15/2031	1,875	1,924,075
Subseries 2015 C-1, Ref. RB	5.25%	11/15/2031	2,500	2,575,651
Metropolitan Transportation Authority (Green Bonds); Series 2017 C-2, Ref. RB(g)	0.00%	11/15/2029	1,000	830,499
Monroe County Industrial Development Corp. (St. Ann’s Community); Series 2019, Ref. RB	4.00%	01/01/2030	1,430	1,312,835
Monroe County Industrial Development Corp. (University of Rochester); Series 2017 D, Ref. RB	4.00%	07/01/2036	1,000	1,016,867
MTA Hudson Rail Yards Trust Obligations; Series 2016 A, RB	5.00%	11/15/2051	100	99,995
Nassau County Tobacco Settlement Corp.; Series 2006 A-2, RB	5.25%	06/01/2026	413	411,982
New Rochelle (City of), NY (Iona College); Series 2015 A, Ref. RB	5.00%	07/01/2035	350	353,687

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York & New Jersey (States of) Port Authority;
One Hudred Eighty Fifth Series 2014, RB(b)	4.00%	09/01/2034	$10,000	$ 10,013,056
Two Hundred Second Series 2017, Ref. RB(b)	5.00%	10/15/2035	3,000	3,123,904
Two Hundred Seventh Series 2018, Ref. RB(b)	5.00%	09/15/2027	9,000	9,483,524
Two Hundred Thirty Third Series 2021, Ref. RB(b)	4.00%	07/15/2036	1,625	1,655,760
Two Hundred Twenty First Series 2020, RB(b)	5.00%	07/15/2031	4,525	4,971,217
Two Hundred Twenty First Series 2020, RB(b)	4.00%	07/15/2040	1,710	1,690,087
New York (City of), NY;
Series 2020 C, GO Bonds	4.00%	08/01/2039	5,000	5,135,687
Series 2020 C, GO Bonds	4.00%	08/01/2040	5,000	5,105,141
Series 2023 F-1, Ref. GO Bonds	5.00%	08/01/2028	1,000	1,097,434
New York (City of), NY Transitional Finance Authority;
Series 2018 S-2A, Ref. RB	5.00%	07/15/2034	5,000	5,452,460
Series 2021 B-1, RB	4.00%	08/01/2036	8,000	8,452,385
Series 2021 E-1, RB	4.00%	02/01/2038	5,390	5,564,749
Series 2021, Ref. RB	4.00%	11/01/2036	2,825	2,973,952
New York (State of) Dormitory Authority;
Series 2015 B, RB	5.00%	02/15/2032	2,055	2,087,429
Series 2022 A, Ref. RB	4.00%	03/15/2040	10,620	10,815,222
New York (State of) Dormitory Authority (Bidding Group 2); Series 2020 A, Ref. RB	4.00%	03/15/2036	5,000	5,272,051
New York (State of) Dormitory Authority (Master Boces Program); Series 2020, RB	4.00%	08/15/2041	2,000	1,998,454
New York (State of) Dormitory Authority (Montefiore Obligated Group);
Series 2018 A, Ref. RB	5.00%	08/01/2029	1,910	1,989,268
Series 2018 A, Ref. RB	5.00%	08/01/2031	3,195	3,327,988
New York (State of) Dormitory Authority (New York University); Series 2021 A, Ref. RB	3.00%	07/01/2041	5,000	4,345,165
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2015, Ref. RB(e)	5.00%	12/01/2024	300	300,231
Series 2017, Ref. RB(e)	5.00%	12/01/2033	2,000	1,907,352
Series 2017, Ref. RB(e)	5.00%	12/01/2034	1,000	944,100
New York (State of) Dormitory Authority (Ozanam Hall of Queens Nursing Home, Inc.); Series 2006, RB (LOC - Allied Irish Banks PLC)(m)	5.00%	11/01/2026	25	25,000
New York (State of) Thruway Authority; Series 2019 B, RB	4.00%	01/01/2037	1,490	1,545,607
New York (State of) Thruway Authority (Bidding Group 3); Series 2022, Ref. RB	4.00%	03/15/2043	10,000	10,023,064
New York City Housing Development Corp. (Sustainable Development Bonds); Series 2022 A, RB	2.70%	08/01/2037	2,150	1,872,306
New York Counties Tobacco Trust IV; Series 2005 A, RB	5.00%	06/01/2042	4,520	4,398,369
New York Counties Tobacco Trust VI;
Series 2016 B, Ref. RB	5.00%	06/01/2027	280	288,998
Series 2016 B, Ref. RB	5.00%	06/01/2030	270	279,078
Series 2016 B, Ref. RB	5.00%	06/01/2031	465	480,587
New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2007, RB	5.50%	10/01/2037	2,660	3,217,185
New York Liberty Development Corp. (Green Bonds); Series 2021 A, Ref. RB (INS - AGM)(c)	2.75%	11/15/2041	9,000	7,277,524
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport);
Series 2020, Ref. RB(b)	5.25%	08/01/2031	1,470	1,550,755
Series 2020, Ref. RB(b)	5.38%	08/01/2036	1,000	1,044,905
Series 2023, RB(b)	5.50%	06/30/2041	1,700	1,852,927
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(b)	5.00%	08/01/2026	1,150	1,150,293
Series 2016, Ref. RB(b)	5.00%	08/01/2031	25,500	25,501,221
Series 2021, Ref. RB(b)	3.00%	08/01/2031	5,000	4,657,817
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment);
Series 2018, RB(b)	5.00%	01/01/2026	10,000	10,177,380
Series 2018, RB(b)	5.00%	01/01/2034	3,090	3,193,328
Series 2018, RB(b)	4.00%	01/01/2036	5,000	4,951,820
Series 2018, RB(b)	5.00%	01/01/2036	960	988,537
Series 2020, RB(b)	4.00%	10/01/2030	3,000	2,998,695
Series 2020, RB(b)	5.00%	10/01/2035	2,000	2,110,748

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, RB (INS - AGM)(b)(c)	4.00%	07/01/2041	$1,000	$ 966,401
Series 2023, RB(b)	6.00%	04/01/2035	5,000	5,646,736
New York Transportation Development Corp. (Terminal 4 JFK International Airport);
Series 2020 A, Ref. RB(b)	5.00%	12/01/2030	1,000	1,087,149
Series 2020 C, Ref. RB	5.00%	12/01/2033	1,600	1,741,640
Series 2022, RB(b)	5.00%	12/01/2026	1,000	1,033,983
Series 2022, RB(b)	5.00%	12/01/2028	2,145	2,282,768
Series 2022, RB(b)	5.00%	12/01/2029	3,000	3,226,307
Otsego County Capital Resource Corp. (Hartwick College); Series 2015 A, Ref. RB	5.00%	10/01/2030	500	456,855
Rockland Tobacco Asset Securitization Corp.; Series 2001, RB	5.63%	08/15/2035	760	769,597
Suffolk Tobacco Asset Securitization Corp.; Series 2021, Ref. RB	4.00%	06/01/2050	940	951,047
Triborough Bridge & Tunnel Authority; Series 2022 C, RB	5.00%	05/15/2043	5,200	5,764,667
TSASC, Inc.;
Series 2017 A, Ref. RB	5.00%	06/01/2032	2,000	2,083,615
Series 2017 A, Ref. RB	5.00%	06/01/2033	1,500	1,561,764
Series 2017 A, Ref. RB	5.00%	06/01/2034	1,000	1,039,934
Westchester County Local Development Corp.; Series 2014 A, RB	5.00%	05/01/2034	5,000	5,005,314
				242,954,935

North Carolina–1.45%
Charlotte (City of), NC (Charlotte Douglas International Airport); Series 2017 A, RB	5.00%	07/01/2035	1,000	1,070,004
Columbus (County of), NC Industrial Facilities & Pollution Control Financing Authority (International Paper Co.); Series 2019, Ref. RB(d)	2.00%	10/01/2024	1,500	1,481,925
North Carolina (State of) Department of Transportation (I-77 HOT Lanes);
Series 2015, RB(b)	5.00%	06/30/2026	1,700	1,718,959
Series 2015, RB(b)	5.00%	06/30/2027	1,215	1,230,896
Series 2015, RB(b)	5.00%	06/30/2029	1,340	1,359,509
Series 2015, RB(b)	5.00%	06/30/2030	1,405	1,425,520
North Carolina (State of) Housing Finance Agency (Social Bonds); Series 2024, RB (CEP - GNMA)	6.25%	01/01/2055	4,000	4,397,295
North Carolina (State of) Medical Care Commission (Forest at Duke (The)); Series 2021, RB	4.00%	09/01/2041	2,255	1,928,023
North Carolina (State of) Medical Care Commission (Lutheran Services for the Aging);
Series 2021, RB	4.00%	03/01/2029	275	265,691
Series 2021, RB	4.00%	03/01/2030	285	272,962
Series 2021, RB	4.00%	03/01/2031	290	275,199
Series 2021, RB	4.00%	03/01/2036	900	810,496
Series 2021, RB	4.00%	03/01/2041	1,050	877,534
North Carolina (State of) Medical Care Commission (Rex Healthcare); Series 2020 A, RB	5.00%	07/01/2033	1,250	1,372,467
North Carolina (State of) Medical Care Commission (Vidant Health); Series 2015, Ref. RB	5.00%	06/01/2040	5,000	5,069,173
North Carolina (State of) Turnpike Authority; Series 2017, Ref. RB (INS - AGM)(c)	5.00%	01/01/2031	1,250	1,321,165
North Carolina (State of) Turnpike Authority (Triangle Expressway System); Series 2019, RB(g)	0.00%	01/01/2044	5,000	2,139,986
Raleigh & Durham (Cities of), NC Airport Authority; Series 2020 A, Ref. RB(b)	5.00%	05/01/2031	1,750	1,925,938
				28,942,742

North Dakota–0.16%
Burleigh (County of), ND (University of Mary);
Series 2016, RB	4.38%	04/15/2026	385	381,426
Series 2016, RB	5.10%	04/15/2036	2,815	2,823,222
				3,204,648

Ohio–2.36%
American Municipal Power, Inc. (Combined Hydroelectric); Series 2016 A, Ref. RB	4.00%	02/15/2035	3,000	3,029,150
Buckeye Tobacco Settlement Financing Authority; Series 2020 A-2, Ref. RB	4.00%	06/01/2038	8,310	8,399,621
Centerville (City of), OH (Graceworks Lutheran Services); Series 2017, Ref. RB	5.25%	11/01/2037	1,195	1,176,614
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Euclid Avenue Development Corp.); Series 2014, Ref. RB	5.00%	08/01/2027	1,000	1,004,945
Columbus (City of) & Franklin (County of), OH Finance Authority (Easton); Series 2020, RB(e)	5.00%	06/01/2028	3,835	3,848,403
Cuyahoga (County of), OH (MetroHealth System);
Series 2017, Ref. RB	5.00%	02/15/2031	3,250	3,344,328
Series 2017, Ref. RB	5.00%	02/15/2032	5,480	5,637,537

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Dayton (City of) OH; Series 2014 A, Ref. RB (INS - AGM)(b)(c)	4.00%	12/01/2032	$5,000	$ 5,001,257
Hamilton (County of), OH (Life Enriching Communities); Series 2012, RB	5.00%	01/01/2032	630	630,195
Hamilton (County of), OH (UC Health); Series 2020, RB	5.00%	09/15/2037	2,000	2,063,154
Montgomery (County of), OH (Premier Health Partners Obligated Group); Series 2019 A, Ref. RB	5.00%	11/15/2034	1,500	1,563,196
Muskingum (County of), OH (Genesis Healthcare System); Series 2013, RB	5.00%	02/15/2033	1,240	1,239,563
Ohio (State of); Series 2020 A, Ref. RB	5.00%	01/15/2033	600	653,278
Ohio (State of) (Portsmouth Bypass); Series 2015, RB(b)	5.00%	12/31/2025	1,300	1,315,477
Ohio (State of) Air Quality Development Authority (Ohio Valley Electric Corp.); Series 2014, VRD RB(b)(d)	2.60%	10/01/2029	9,000	8,053,700
Southeastern Ohio (State of) Port Authority (Memorial Health Systems); Series 2015, Ref. RB	5.50%	12/01/2029	350	349,530
				47,309,948

Oklahoma–0.46%
Oklahoma (State of) Development Finance Authority (OU Medicine); Series 2018 B, RB	5.00%	08/15/2033	1,000	1,005,520
Tulsa (City of), OK Airports Improvement Trust; Series 2001 B, Ref. RB(b)	5.50%	12/01/2035	3,250	3,250,508
Tulsa (City of), OK Airports Improvement Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(b)(d)	5.00%	06/01/2025	5,000	5,011,164
				9,267,192

Oregon–1.01%
Forest Grove (City of), OR (Pacific University); Series 2015 A, Ref. RB	5.00%	05/01/2036	250	252,339
Multnomah (County of), OR Hospital Facilities Authority (Terwilliger Plaza, Inc.);
Series 2016, Ref. RB	5.00%	12/01/2025	295	296,246
Series 2016, Ref. RB	5.00%	12/01/2030	1,305	1,305,230
Oregon (State of) Tri-County Metropolitan Transportation District; Series 2018 A, RB	4.00%	09/01/2048	7,465	7,303,123
Portland (Port of), OR;
Series 2017 24B, RB(b)	5.00%	07/01/2036	4,000	4,134,746
Series 2022 28, RB(b)	5.00%	07/01/2027	2,785	2,930,106
Salem-Keizer School District No. 24J; Series 2020 A, GO Bonds (CEP - Oregon School Bond Guaranty)(g)	0.00%	06/15/2040	4,415	2,089,280
Yamhill (County of), OR Hospital Authority (Friendsview);
Series 2021 B-1, RB	2.50%	11/15/2028	2,000	1,806,953
Series 2021 B-2, RB	2.13%	11/15/2027	80	77,103
				20,195,126

Pennsylvania–5.39%
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018 A, Ref. RB	5.00%	04/01/2032	2,000	2,119,203
Allegheny (County of), PA Industrial Development Authority (United States Steel Corp.); Series 2019, Ref. RB	4.88%	11/01/2024	2,000	2,004,050
Allentown (City of), PA Neighborhood Improvement Zone Development Authority; Series 2022, Ref. RB	5.00%	05/01/2036	1,500	1,598,171
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (City Center);
Series 2017, RB(e)	5.00%	05/01/2042	1,000	1,000,734
Series 2018, RB(e)	5.00%	05/01/2033	3,795	3,903,922
Chester (County of), PA Health & Education Facilities Authority (Simpson Senior Services);
Series 2015 A, Ref. RB	5.00%	12/01/2030	1,000	884,979
Series 2015 A, Ref. RB	5.25%	12/01/2045	1,400	956,280
Coatesville Area School District Building Authority;
Series 2018, RB (INS - BAM)(c)	5.00%	12/01/2025	385	385,412
Series 2018, RB (INS - BAM)(c)	5.00%	12/01/2026	335	335,295
Series 2018, RB (INS - BAM)(c)	5.00%	12/01/2027	360	360,298
Coatesville School District; Series 2020 A, GO Bonds (INS - BAM)(c)(g)	0.00%	10/01/2036	1,300	787,123
Commonwealth Financing Authority;
Series 2018, RB	5.00%	06/01/2030	5,500	5,916,272
Series 2018, RB	5.00%	06/01/2033	4,000	4,296,820
East Hempfield (Township of), PA Industrial Development Authority (Student Services, Inc. Student Housing at Millersville University of Pennsylvania); Series 2015, RB(f)	5.00%	07/01/2025	160	161,853

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Franklin (County of), PA Industrial Development Authority (Menno-Haven, Inc.);
Series 2018, Ref. RB	5.00%	12/01/2029	$1,000	$967,465
Series 2018, Ref. RB	5.00%	12/01/2031	1,005	963,188
Series 2018, Ref. RB	5.00%	12/01/2033	750	710,565
Lancaster (County of), PA Hospital Authority (Masonic Villages); Series 2015, Ref. RB	5.00%	11/01/2029	1,500	1,521,025
Lancaster (County of), PA Hospital Authority (Moravian Manors, Inc.); Series 2019 A, RB	5.00%	06/15/2038	1,110	1,025,483
Luzerne (County of), PA; Series 2015 A, Ref. GO Bonds (INS - AGM)(c)	5.00%	11/15/2029	500	510,844
Montgomery (County of), PA Higher Education & Health Authority (Thomas Jefferson University);
Series 2018 A, Ref. RB	5.00%	09/01/2034	3,600	3,820,573
Series 2019, Ref. RB	5.00%	09/01/2031	545	590,285
Pennsylvania (Commonwealth of);
First Series 2015-1, GO Bonds	5.00%	03/15/2031	1,500	1,523,571
Series 2018 A, Ref. COP	5.00%	07/01/2029	300	325,337
Series 2018 A, Ref. COP	5.00%	07/01/2030	375	405,805
Series 2018 A, Ref. COP	5.00%	07/01/2031	425	459,079
Pennsylvania (Commonwealth of) Economic Development Financing Authority; Series 2019, Ref. RB	3.00%	04/01/2039	2,000	1,760,950
Pennsylvania (Commonwealth of) Economic Development Financing Authority (PA Bridges Finco L.P.);
Series 2015, RB(b)	5.00%	12/31/2027	5,965	6,091,928
Series 2015, RB(b)	5.00%	12/31/2034	2,630	2,683,825
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Presbyterian Senior Living); Series 2021, Ref. RB	4.00%	07/01/2030	1,600	1,608,004
Pennsylvania (Commonwealth of) Economic Development Financing Authority (UPMC);
Series 2021 A, Ref. RB	4.00%	10/15/2039	1,325	1,336,828
Series 2021 A, Ref. RB	4.00%	10/15/2040	1,200	1,202,226
Pennsylvania (Commonwealth of) Higher Education Assistance Agency; Series 2023 A, RB(b)	4.00%	06/01/2044	5,500	5,401,708
Pennsylvania (Commonwealth of) Public School Building Authority (Philadelphia School District);
Series 2016 A, Ref. RB (INS - AGM)(c)	5.00%	06/01/2030	3,000	3,150,403
Series 2016 A, Ref. RB (INS - AGM)(c)	5.00%	06/01/2031	120	125,180
Pennsylvania (Commonwealth of) Turnpike Commission;
Second Series 2017, Ref. RB	5.00%	12/01/2031	4,075	4,352,418
Series 2015 A-1, Ref. RB	5.00%	12/01/2028	1,055	1,077,245
Series 2015 A-1, Ref. RB	5.25%	12/01/2034	250	258,270
Series 2016 A-1, RB	5.00%	12/01/2041	1,000	1,017,695
Series 2017-3, Ref. RB	5.00%	12/01/2034	3,000	3,190,252
Series 2019 A, RB	5.00%	12/01/2033	1,240	1,381,060
Series 2021 B, RB	4.00%	12/01/2040	1,500	1,523,971
Series 2021 B, RB	4.00%	12/01/2041	1,750	1,769,080
Philadelphia (City of), PA;
Series 2015, Ref. RB	5.00%	08/01/2031	1,000	1,020,730
Series 2015, Ref. RB	5.00%	08/01/2032	1,000	1,020,592
Series 2020 A, Ref. RB	4.00%	07/01/2039	5,000	5,068,816
Philadelphia (City of), PA Authority for Industrial Development;
Series 2017, RB	5.00%	12/01/2035	1,000	1,053,663
Series 2017, RB	5.00%	12/01/2037	1,310	1,369,782
Philadelphia (City of), PA Authority for Industrial Development (Kipp Philadelphia Charter School);
Series 2016 A, RB	5.00%	04/01/2036	1,500	1,487,873
Philadelphia (City of), PA Authority for Industrial Development (La Salle University);
Series 2017, Ref. RB	5.00%	05/01/2034	1,000	856,369
Series 2017, Ref. RB	5.00%	05/01/2036	1,000	816,784
Philadelphia (City of), PA Authority for Industrial Development (Thomas Jefferson University);
Series 2017 A, Ref. RB	5.00%	09/01/2035	3,000	3,098,788
Philadelphia (City of), PA Authority for Industrial Development (University Square Apartments);
Series 2017, RB	4.00%	12/01/2047	2,000	1,782,569
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. RB	5.00%	07/01/2042	4,355	3,693,179
Philadelphia (City of), PA Hospitals & Higher Education Facilities Authority (Temple University Health System);
Series 2017, Ref. RB	5.00%	07/01/2028	3,480	3,590,695
Series 2017, Ref. RB	5.00%	07/01/2029	2,295	2,367,414

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Philadelphia School District (The);
Series 2007 A, Ref. GO Bonds (INS - NATL)(c)	5.00%	06/01/2025	$2,400	$2,445,324
Series 2018 A, GO Bonds	5.00%	09/01/2025	745	762,449
Series 2018 A, GO Bonds	5.00%	09/01/2032	510	545,349
Reading School District;
Series 2017, Ref. GO Bonds (INS - AGM)(c)	5.00%	03/01/2035	30	31,519
Series 2017, Ref. GO Bonds (INS - AGM)(c)	5.00%	03/01/2036	25	26,181
Scranton School District;
Series 2017 E, Ref. GO Bonds (INS - BAM)(c)	5.00%	12/01/2032	110	117,645
Series 2017 E, Ref. GO Bonds (INS - BAM)(c)	5.00%	12/01/2033	90	96,098
Washington (County of), PA Redevelopment Authority (Victory Centre); Series 2018, Ref. RB	5.00%	07/01/2028	225	225,821
West Shore Area Authority (Messiah Village); Series 2015 A, Ref. RB	5.00%	07/01/2030	500	500,473
Wilkes-Barre Area School District; Series 2016 B, GO Bonds (INS - BAM)(c)	5.00%	08/01/2028	500	525,117
				107,967,905
Puerto Rico–4.00%
Children’s Trust Fund;
Series 2002, RB	5.50%	05/15/2039	770	772,177
Series 2002, RB	5.63%	05/15/2043	4,655	4,709,272
Series 2005 A, RB(g)	0.00%	05/15/2050	25,000	4,703,100
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(g)	0.00%	07/01/2024	225	222,319
Series 2021 A, GO Bonds(g)	0.00%	07/01/2033	8,100	5,220,795
Series 2021 A-1, GO Bonds	5.63%	07/01/2027	1,443	1,523,921
Series 2021 A-1, GO Bonds	5.63%	07/01/2029	6,419	6,962,582
Series 2021 A-1, GO Bonds	5.75%	07/01/2031	8,667	9,679,972
Series 2021 A-1, GO Bonds	4.00%	07/01/2033	6,307	6,195,923
Series 2021 A-1, GO Bonds	4.00%	07/01/2035	1,175	1,140,388
Series 2021 A-1, GO Bonds	4.00%	07/01/2037	1,008	963,049
Series 2021 A-1, GO Bonds	4.00%	07/01/2041	1,371	1,273,394
Series 2021 A-1, GO Bonds	4.00%	07/01/2046	1,426	1,288,626
Subseries 2022, RN(g)	0.00%	11/01/2043	10,209	5,984,753
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2021 B, RB(e)	5.00%	07/01/2033	4,365	4,560,576
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2008 WW, RB(h)	5.50%	07/01/2038	3,500	927,500
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Hospital Auxilio Mutuo); Series 2021, Ref. RB	5.00%	07/01/2031	425	462,993
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (University Plaza); Series 2000 A, RB (INS - NATL)(c)	5.00%	07/01/2033	1,245	1,228,139
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(g)	0.00%	07/01/2029	20,432	16,825,967
Series 2018 A-1, RB(g)	0.00%	07/01/2046	17,000	5,534,629
				80,180,075
Rhode Island–1.10%
Providence (City of), RI Public Building Authority (Various Capital); Series 2011 A, RB (INS - AGM)(c)	5.88%	06/15/2026	315	315,604
Tobacco Settlement Financing Corp.;
Series 2015 A, Ref. RB	5.00%	06/01/2026	1,375	1,398,431
Series 2015 A, Ref. RB	5.00%	06/01/2027	900	915,996
Series 2015 A, Ref. RB	5.00%	06/01/2028	1,080	1,099,459
Series 2015 A, Ref. RB	5.00%	06/01/2035	12,500	12,678,004
Series 2015 A, Ref. RB	5.00%	06/01/2040	5,650	5,690,623
				22,098,117
South Carolina–0.36%
Piedmont Municipal Power Agency; Series 2015 A, RB	5.00%	01/01/2030	2,000	2,025,171
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes); Series 2013, RB	5.00%	05/01/2028	1,250	1,215,664
South Carolina (State of) Public Service Authority;
Series 2013 E, Ref. RB	5.50%	12/01/2053	150	150,036
Series 2020 A, Ref. RB	4.00%	12/01/2037	1,000	1,000,438

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–(continued)
South Carolina State Housing Finance & Development Authority; Series 2023 B, RB	6.00%	01/01/2054	$2,560	$2,820,137
				7,211,446

Tennessee–1.18%
Chattanooga (City of) & Hamilton (County of), TN Hospital Authority (Erlanger Health System); Series 2014 A, Ref. RB	5.00%	10/01/2039	2,505	2,510,492
Greeneville (Town of), TN Health & Educational Facilities Board (Ballad Health Obligated Group); Series 2018 A, Ref. RB	5.00%	07/01/2035	2,500	2,636,154
Knox (County of), TN Health, Educational & Housing Facility Board (Covenant Health); Series 2012 A, Ref. RB	5.00%	01/01/2025	500	500,486
Metropolitan Development and Housing Agency (Fifth + Broadway Development); Series 2018, RB(e)	4.50%	06/01/2028	650	653,286
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Lipscomb University); Series 2019 A, Ref. RB	5.00%	10/01/2035	1,115	1,182,682
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center);
Series 2016 A, RB	5.00%	07/01/2031	1,000	1,038,381
Series 2016 A, RB	5.00%	07/01/2035	2,000	2,052,964
New Memphis Arena Public Building Authority (City of Memphis) (Social Bonds);
Series 2021, RB(g)	0.00%	04/01/2036	1,200	713,814
Series 2021, RB(g)	0.00%	04/01/2037	1,375	770,845
Shelby (County of), TN Health, Educational & Housing Facilities Board (Methodist Le Bonheur Healthcare); Series 2017 A, RB	5.00%	05/01/2031	1,185	1,245,928
Shelby (County of), TN Health, Educational & Housing Facilities Board (The Village at Germantown, Inc.); Series 2014, RB	5.00%	12/01/2029	650	644,519
Shelby (County of), TN Health, Educational & Housing Facilities Board (Trezevant Manor);
Series 2016 A, Ref. RB(e)	5.00%	09/01/2037	750	626,018
Tennergy Corp.; Series 2022 A, RB(d)	5.50%	12/01/2030	8,300	8,876,309
Tennessee Energy Acquisition Corp.; Series 2006 C, RB	5.00%	02/01/2027	150	152,170
				23,604,048

Texas–8.46%
Arlington Higher Education Finance Corp. (Harmony Public Schools); Series 2015, Ref. RB (CEP - Texas Permanent School Fund)	5.00%	02/15/2032	1,500	1,516,670
Arlington Higher Education Finance Corp. (UME Preparatory Academy);
Series 2017 A, RB	4.55%	08/15/2028	100	98,391
Series 2017 A, RB	5.00%	08/15/2038	115	111,431
Arlington Higher Education Finance Corp. (Universal Academy);
Series 2014 A, RB	5.88%	03/01/2024	70	70,000
Series 2014 A, RB	6.63%	03/01/2029	1,000	1,000,425
Austin (City of), TX; Series 2014, RB(b)	5.00%	11/15/2032	2,585	2,600,632
Austin Convention Enterprises, Inc.;
Series 2017, Ref. RB	5.00%	01/01/2032	1,075	1,080,406
Series 2017, Ref. RB	5.00%	01/01/2033	1,200	1,225,142
Clifton Higher Education Finance Corp. (Idea Public Schools);
Series 2013, RB	6.00%	08/15/2033	1,250	1,252,312
Series 2022 A, RB	4.00%	08/15/2033	535	533,749
Series 2022 A, RB	4.00%	08/15/2034	555	550,695
Series 2022 A, RB	4.00%	08/15/2035	410	404,409
Clifton Higher Education Finance Corp. (International Leadership of Texas);
Series 2015 A, RB	4.88%	08/15/2027	500	505,064
Series 2015 A, RB	5.13%	08/15/2030	3,000	3,060,798
Series 2018 D, RB	5.75%	08/15/2033	5,000	5,150,889
Conroe Independent School District; Series 2024, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2049	5,750	5,584,108
Dallas (County of), TX Flood Control District No. 1; Series 2015, Ref. GO Bonds(e)	5.00%	04/01/2028	1,000	1,000,180
Decatur (City of), TX Hospital Authority (Wise Regional Health System);
Series 2014 A, Ref. RB(f)	5.00%	09/01/2024	265	266,851
Series 2014 A, Ref. RB(d)(f)	5.25%	09/01/2024	1,000	1,008,191
Dickinson Independent School District; Series 2000, Ref. GO Bonds (CEP - Texas Permanent School Fund)	6.00%	02/15/2028	1,010	1,092,842
Godley Independent School District; Series 2016, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2035	2,640	2,676,094
Grand Parkway Transportation Corp.; Series 2020 C, Ref. RB	4.00%	10/01/2036	250	259,133

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Grand Parkway Transportation Corp. (TELA Supported); Series 2018 A, RB	5.00%	10/01/2037	$2,000	$2,138,622
Gulf Coast Authority (Waste Management of Texas); Series 2003 B, RB(b)	1.50%	05/01/2028	1,750	1,545,534
Harris (County of) & Houston (City of), TX Sports Authority; Series 2014 A, Ref. RB	5.00%	11/15/2030	1,000	1,008,574
Harris County Cultural Education Facilities Finance Corp. (Brazos Presbyterian Homes, Inc.); Series 2013 A, RB	5.00%	01/01/2033	850	812,520
Harris County Cultural Education Facilities Finance Corp. (YMCA of the Greater Houston Area); Series 2013 A, Ref. RB	5.00%	06/01/2028	1,500	1,487,467
Harris County Industrial Development Corp. (Energy Transfer L.P.); Series 2023, Ref. RB(d)	4.05%	06/01/2033	4,000	4,058,232
Houston (City of), TX; Series 2023 A, Ref. RB (INS - AGM)(b)(c)	5.25%	07/01/2039	2,000	2,242,031
Houston (City of), TX Airport System (United Airlines, Inc. Terminal E);
Series 2014, Ref. RB(b)	4.75%	07/01/2024	1,265	1,267,581
Series 2020 A, Ref. RB(b)	5.00%	07/01/2027	500	506,993
Series 2021 A, RB(b)	4.00%	07/01/2041	3,500	3,195,009
Houston (City of), TX Airport System (United Airlines, Inc.);
Series 2020 B-2, Ref. RB(b)	5.00%	07/15/2027	3,350	3,397,389
Series 2021 B-1, RB(b)	4.00%	07/15/2041	15,000	13,691,100
Houston Higher Education Finance Corp. (KIPP, Inc.); Series 2015, Ref. RB (CEP - Texas Permanent School Fund)	5.00%	08/15/2029	250	254,869
Judson Independent School District; Series 2024, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/01/2049	5,600	5,533,747
Love Field Airport Modernization Corp.; Series 2021, Ref. RB (INS - AGM)(b)(c)	4.00%	11/01/2039	2,935	2,933,934
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(b)(e)	4.63%	10/01/2031	5,000	4,991,925
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community);
Series 2016, Ref. RB	4.00%	07/01/2028	2,620	2,380,873
Series 2016, Ref. RB	5.00%	07/01/2036	2,750	2,361,690
New Hope Cultural Education Facilities Finance Corp. (Jubilee Academic Center); Series 2021, Ref. RB(e)	4.00%	08/15/2036	2,000	1,821,479
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village);
Series 2017, Ref. RB	5.00%	01/01/2027	1,090	1,088,788
Series 2017, Ref. RB	5.00%	01/01/2029	1,205	1,197,785
Series 2017, Ref. RB	5.00%	01/01/2037	2,000	1,908,691
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford); Series 2016 A, RB	5.00%	11/15/2026	245	238,604
New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North);
Series 2018, Ref. RB	5.00%	10/01/2029	2,105	2,047,096
Series 2018, Ref. RB	5.00%	10/01/2030	2,210	2,134,267
New Hope Cultural Education Facilities Finance Corp. (Tarleton State University); Series 2014 A, RB(d)(f)	5.00%	04/01/2024	620	620,584
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.);
Series 2014, RB	5.25%	01/01/2029	1,500	1,452,119
Series 2014, RB	5.50%	01/01/2035	1,400	1,317,110
Newark High Education Finance Corp. (A+ Charter Schools, Inc.); Series 2015 A, RB(e)	4.63%	08/15/2025	330	331,065
North East Texas Regional Mobility Authority; Series 2016, RB	5.00%	01/01/2046	10,000	10,080,846
North Texas Tollway Authority; Series 2017 B, Ref. RB (INS - AGM)(c)	4.00%	01/01/2034	750	764,138
Port Beaumont Navigation District (Jefferson Gulf Coast Energy);
Series 2021, RB(b)(e)	2.13%	01/01/2028	575	517,514
Series 2021, RB(b)(e)	2.25%	01/01/2029	800	704,163
Pottsboro Higher Education Finance Corp. (Imagine International Academy of North Texas LLC); Series 2016 A, RB	5.00%	08/15/2036	1,960	1,949,179
San Antonio (City of), TX; Series 2019 A, Ref. RB(b)	5.00%	07/01/2032	2,380	2,570,041
Tarrant County Cultural Education Facilities Finance Corp.; Series 2014, Ref. RB	5.00%	10/01/2049	625	610,972
Tarrant County Cultural Education Facilities Finance Corp. (Hendrick Medical Center Obligated Group); Series 2015, Ref. RB	5.00%	09/01/2030	4,535	4,556,204
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks); Series 2020, Ref. RB	4.00%	11/15/2027	2,090	1,999,722
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project); Series 2014, Ref. RB	5.00%	10/01/2044	4,500	4,461,690
Temple (City of), TX; Series 2018 A, RB	5.00%	08/01/2038	10,000	10,028,578
Texas (State of);
Series 2023 A, GO Bonds(b)	4.00%	08/01/2040	1,865	1,823,459
Series 2023 A, GO Bonds(b)	4.00%	08/01/2041	5,000	4,843,491

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Texas (State of) Transportation Commission;
Series 2019, RB(g)	0.00%	08/01/2034	$1,400	$918,173
Series 2019, RB(g)	0.00%	08/01/2035	2,050	1,274,704
Series 2019, RB(g)	0.00%	08/01/2036	1,500	883,298
Texas (State of) Transportation Commission (Central Texas Turnpike System);
Series 2015 B, Ref. RB(g)	0.00%	08/15/2036	5,100	2,975,376
Series 2015 C, Ref. RB	5.00%	08/15/2033	5,000	5,027,278
Series 2015 C, Ref. RB	5.00%	08/15/2042	1,235	1,237,798
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, RB	6.25%	12/15/2026	2,985	3,099,932
Texas Municipal Gas Acquisition & Supply Corp. III; Series 2021, Ref. RB	5.00%	12/15/2031	3,250	3,441,978
Texas Private Activity Bond Surface Transportation Corp.; Series 2023, Ref. RB(b)	5.38%	06/30/2039	3,115	3,351,662
Viridian Municipal Management District;
Series 2015, Ref. GO Bonds (INS - BAM)(c)	6.00%	12/01/2029	665	679,757
Series 2015, Ref. GO Bonds (INS - BAM)(c)	6.00%	12/01/2029	1,005	1,027,302
Series 2015, Ref. GO Bonds (INS - BAM)(c)	6.00%	12/01/2030	920	940,421
Series 2015, Ref. GO Bonds (INS - BAM)(c)	6.00%	12/01/2030	500	511,098
				169,292,864
Utah–1.08%
Black Desert Public Infrastructure District; Series 2021 A, GO Bonds(e)	3.50%	03/01/2036	2,000	1,740,429
Mida Mountain Village Public Infrastructure District (Assessment Area No. 2);
Series 2021, RB(e)	4.00%	08/01/2025	1,205	1,194,418
Series 2021, RB(e)	4.00%	08/01/2027	1,000	985,090
Series 2021, RB(e)	4.00%	08/01/2030	1,000	969,423
Military Installation Development Authority;
Series 2021 A-1, RB	4.00%	06/01/2036	500	439,806
Series 2021 A-1, RB	4.00%	06/01/2041	1,000	830,306
Series 2021 A-2, RB	4.00%	06/01/2036	5,250	4,617,961
Salt Lake City (City of), UT;
Series 2018 A, RB(b)	5.00%	07/01/2033	3,500	3,709,075
Series 2018 B, RB	5.00%	07/01/2038	1,000	1,072,222
West Jordan (City of), UT Municipal Building Authority; Series 2016, RB	4.00%	10/01/2038	6,020	6,047,908
				21,606,638
Vermont–0.12%
Burlington (City of), VT; Series 2014 A, Ref. RB (INS - AGM)(c)	5.00%	07/01/2030	1,000	1,003,576
University of Vermont and State Agricultural College; Series 2019 B, Ref. RB	5.00%	10/01/2035	1,220	1,462,176
				2,465,752
Virginia–0.98%
Dulles Town Center Community Development Authority (Dulles Town Center); Series 2012, Ref. RB	4.25%	03/01/2026	455	446,059
Farmville (Town of), VA Industrial Development Authority (Longwood University Student Housing); Series 2018 A, Ref. RB	5.00%	01/01/2038	1,000	1,009,691
Norfolk (City of), VA Redevelopment & Housing Authority (Fort Norfolk Retirement Community, Inc. - Harbor’s Edge);
Series 2014, Ref. RB	4.00%	01/01/2025	705	697,097
Series 2019 A, RB	5.00%	01/01/2034	500	477,526
Virginia (Commonwealth of) Housing Development Authority; Series 2013 F, RB	5.35%	10/01/2043	900	900,842
Virginia (Commonwealth of) Small Business Financing Authority (95 Express Lanes LLC);
Series 2022, Ref. RB(b)	5.00%	01/01/2033	2,295	2,518,298
Series 2022, Ref. RB(b)	5.00%	01/01/2035	4,105	4,489,316
Virginia (Commonwealth of) Small Business Financing Authority (I-495 Hot Lanes);
Series 2022, Ref. RB(b)	5.00%	06/30/2042	2,395	2,507,663
Series 2022, Ref. RB(b)	5.00%	12/31/2047	1,820	1,893,647
Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay);
Series 2018, Ref. RB	5.00%	09/01/2028	150	154,308
Series 2018, Ref. RB	5.00%	09/01/2030	455	466,202
Series 2023, RB	6.25%	09/01/2030	4,000	4,128,037
				19,688,686

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–2.19%
Kalispel Tribe of Indians;
Series 2018 A, RB(e)	5.00%	01/01/2032	$70	$72,290
Series 2018 B, RB(e)	5.00%	01/01/2032	100	103,272
Kelso (City of), WA Housing Authority (Chinook & Columbia Apartments); Series 1998, RB Seattle (Port of), WA;	5.60%	03/01/2028	15	15,000
Series 2015 C, RB(b)	5.00%	04/01/2040	1,465	1,465,164
Series 2016 B, Ref. RB(b)	5.00%	10/01/2028	3,730	3,834,976
Series 2019, RB(b)	5.00%	04/01/2029	5,000	5,381,546
Series 2022 B, Ref. RB(b)	5.00%	08/01/2037	3,000	3,274,156
Seattle (Port of), WA (SEATAC Fuel Facilities LLC); Series 2013, Ref. RB(b)	5.00%	06/01/2024	1,560	1,560,767
University of Washington; Series 2020 A, RB	4.00%	04/01/2045	5,900	5,915,911
Washington (State of);
Series 2021 A, Ref. GO Bonds	5.00%	06/01/2034	1,000	1,135,901
Series 2021 A, Ref. GO Bonds	5.00%	06/01/2035	1,500	1,699,398
Washington (State of) Convention Center Public Facilities District; Series 2018, RB	4.00%	07/01/2031	2,365	2,384,356
Washington (State of) Convention Center Public Facilities District (Green Notes); Series 2021, RB	4.00%	07/01/2031	1,250	1,237,430
Washington (State of) Health Care Facilities Authority (Catholic Health Initiatives); Series 2013, RB
(SIFMA Municipal Swap Index + 1.40%)(d)(j)	4.70%	01/01/2025	3,350	3,350,551
Washington (State of) Health Care Facilities Authority (Central Washington Health Services
Association); Series 2015, Ref. RB	5.00%	07/01/2030	500	508,159
Washington (State of) Health Care Facilities Authority (PeaceHealth); Series 2014 A, Ref. RB(d)(f)	5.00%	05/15/2024	500	501,327
Washington (State of) Health Care Facilities Authority (Providence Health & Services); Series 2012 A, RB	5.00%	10/01/2028	120	120,290
Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center);
Series 2017, Ref. RB	5.00%	08/15/2032	1,500	1,549,757
Series 2017, Ref. RB	5.00%	08/15/2037	1,360	1,386,753
Washington (State of) Housing Finance Commission (Bayview Manor Homes);
Series 2016 A, Ref. RB(e)	5.00%	07/01/2031	1,350	1,274,629
Series 2016 A, Ref. RB(e)	5.00%	07/01/2036	1,450	1,295,697
Washington (State of) Housing Finance Commission (Eliseo); Series 2021 B-2, Ref. RB(e)	2.13%	07/01/2027	2,020	1,854,523
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living); Series 2015 A,
RB(e)(f)	6.00%	07/01/2025	230	233,739
Washington (State of) Housing Finance Commission (The Hearthstone); Series 2018 A, Ref. RB(e)	5.00%	07/01/2038	830	685,217
Washington (State of) Housing Finance Commission (Transforming Age);
Series 2019 A, RB(e)	5.00%	01/01/2034	745	647,536
Series 2019 A, RB(e)	5.00%	01/01/2039	2,895	2,264,548
				43,752,893
West Virginia–0.25%
Monongalia (County of), WV Commission Special District (University Town Centre Economic
Opportunity Development District); Series 2017 A, Ref. RB(e)	5.50%	06/01/2037	2,000	2,054,414
West Virginia (State of) Economic Development Authority; Series 2020, RB(b)(d)	5.00%	07/01/2025	1,000	1,004,586
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC);
Series 2016, RB(b)(e)(h)	6.75%	02/01/2026	2,000	1,400,000
Series 2018, RB(b)(e)(h)	8.75%	02/01/2036	640	512,000
				4,971,000
Wisconsin–2.03%
Public Finance Authority (CABS); Series 2024, RB(g)	0.00%	02/01/2031	4,930	3,065,902
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	5.00%	08/01/2032	5,100	4,398,155
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Senior Credit Group);
Series 2016 A, Ref. RB	4.00%	11/15/2036	2,000	2,012,335
Wisconsin (State of) Health & Educational Facilities Authority (Benevolent Corp. Cedar Community);
Series 2017, Ref. RB	5.00%	06/01/2030	1,560	1,554,922
Series 2017, Ref. RB	5.00%	06/01/2032	1,720	1,701,577
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance);
Series 2012, RB	5.00%	06/01/2025	2,450	2,453,402
Series 2012, RB	5.00%	06/01/2026	1,000	1,000,779

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Public Finance Authority;
Series 2012 B, Ref. RB(b)	5.00%	07/01/2042	$3,500	$3,500,546
Series 2012 C, Ref. RB(b)	5.00%	07/01/2042	1,000	1,000,156
Wisconsin (State of) Public Finance Authority (21st Century Public Academy); Series 2020 A, RB(e)	3.75%	06/01/2030	350	319,894
Wisconsin (State of) Public Finance Authority (ACTS Retirement-Life Community); Series 2020 A, RB	4.00%	11/15/2037	600	593,730
Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth);
Series 2016 A, RB(e)	5.00%	06/01/2025	1,650	1,643,015
Series 2016 A, RB(e)	4.63%	06/01/2036	160	145,240
Wisconsin (State of) Public Finance Authority (Beyond Boone, LLC - Appalachian State University); Series 2019 A, RB (INS - AGM)(c)	5.00%	07/01/2034	800	856,780
Wisconsin (State of) Public Finance Authority (City of Boynton Beach, Florida Municipal Improvements); Series 2018, RB	5.00%	07/01/2035	2,000	2,148,980
Wisconsin (State of) Public Finance Authority (Community School of Davidson); Series 2018, RB	5.00%	10/01/2033	390	391,249
Wisconsin (State of) Public Finance Authority (Explore Academy);
Series 2020 A, RB(e)	6.13%	02/01/2039	500	459,869
Series 2022 A, RB(e)	6.13%	02/01/2039	485	446,073
Wisconsin (State of) Public Finance Authority (Goodwill Industries of Southern Nevada, Inc.); Series 2019 A, RB	5.50%	12/01/2038	1,930	1,690,537
Wisconsin (State of) Public Finance Authority (Mallard Creek Stem Academy); Series 2019 A, RB(e)	4.38%	06/15/2029	1,555	1,515,201
Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center); Series 2018 A-1, RB(e)	6.25%	01/01/2038	3,250	1,462,500
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.20%	12/01/2037	4,000	4,088,008
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2015, Ref. RB	5.00%	04/01/2025	230	230,413
Wisconsin (State of) Public Finance Authority (Southminster); Series 2018, RB(e)	5.00%	10/01/2043	500	470,810
Wisconsin (State of) Public Finance Authority (Wingate University); Series 2018 A, Ref. RB	5.25%	10/01/2038	1,000	1,004,462
Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, RB(e)	4.13%	12/01/2024	980	965,609
WPPI Energy; Series 2014 A, Ref. RB	5.00%	07/01/2026	1,520	1,526,007
				40,646,151
TOTAL INVESTMENTS IN SECURITIES(n)–100.81% (Cost $2,027,150,925)				2,018,006,157

FLOATING RATE NOTE OBLIGATIONS–(0.22)%
Notes with interest and fee rates ranging from 3.86% to 3.86% at 02/29/2024 and contractual maturities of collateral ranging from 06/15/2029 to 06/15/2030 (See Note 1K)(o)				(4,330,000)

OTHER ASSETS LESS LIABILITIES–(0.59)%				(11,910,559)

NET ASSETS–100.00%				$2,001,765,598

Investment Abbreviations:

AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SGI	– Syncora Guarantee, Inc.
SIFMA	– Securities Industry and Financial Markets Association
VRD	– Variable Rate Demand
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Intermediate Term Municipal Income Fund

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
(b)	Security subject to the alternative minimum tax.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $149,818,779, which represented 7.48% of the Fund’s Net Assets.

(f)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(g)	Zero coupon bond issued at a discount.
(h)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2024 was $5,504,403, which represented less than 1% of the Fund’s Net Assets.

(i)	Restricted security. The aggregate value of these securities at February 29, 2024 was $2,649,903, which represented less than 1% of the Fund’s Net Assets.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2024.
(k)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $4,330,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(l)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(m)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(n)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

(o)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2024. At February 29, 2024, the Fund’s investments with a value of $6,779,093 are held by TOB Trusts and serve as collateral for the $4,330,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Intermediate Term Municipal Income Fund

Statement of Assets and Liabilities

February 29, 2024

Assets:

Investments in unaffiliated securities, at value (Cost $2,027,150,925)	$2,018,006,157
Receivable for:
Investments sold	735,992
Fund shares sold	2,693,907
Interest	23,516,433
Investments matured, at value (Cost $925,272)	1,324
Investment for trustee deferred compensation and retirement plans	83,210
Other assets	687,110
Total assets	2,045,724,133

Liabilities:
Floating rate note obligations	4,330,000
Payable for:
Investments purchased	19,217,012
Dividends	1,735,309
Fund shares reacquired	5,629,710
Amount due custodian	12,223,599
Accrued fees to affiliates	591,141
Accrued interest expense	27,732
Accrued other operating expenses	110,442
Trustee deferred compensation and retirement plans	93,590
Total liabilities	43,958,535
Net assets applicable to shares outstanding	$2,001,765,598

Net assets consist of:
Shares of beneficial interest	$2,146,769,624

Distributable earnings (loss)	(145,004,026)

$2,001,765,598

Net Assets:
Class A	$1,312,159,997

Class C	$50,308,917

Class Y	$402,064,390

Class R6	$237,232,294

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	125,913,417

Class C	4,840,333

Class Y	38,610,154

Class R6	22,791,053

Class A:
Net asset value per share	$10.42

Maximum offering price per share (Net asset value of $10.42 ÷ 97.50%)	$10.69

Class C:
Net asset value and offering price per share	$10.39

Class Y:
Net asset value and offering price per share	$10.41

Class R6:
Net asset value and offering price per share	$10.41

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Intermediate Term Municipal Income Fund

Statement of Operations

For the year ended February 29, 2024

Investment income:

Interest	$80,435,601

Expenses:
Advisory fees	7,825,474
Administrative services fees	273,574
Custodian fees	14,275
Distribution fees:
Class A	3,252,606
Class C	558,760
Interest, facilities and maintenance fees	1,394,119
Transfer agent fees – A, C and Y	1,290,085
Transfer agent fees – R6	20,404
Trustees’ and officers’ fees and benefits	35,941
Registration and filing fees	221,800
Reports to shareholders	186,506
Professional services fees	165,447
Other	9,204

Total expenses	15,248,195

Less: Expense offset arrangement(s)	(2,257)

Net expenses	15,245,938

Net investment income	65,189,663

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(173,052))	(23,836,285)

Change in net unrealized appreciation of unaffiliated investment securities	57,713,029

Net realized and unrealized gain	33,876,744

Net increase in net assets resulting from operations	$99,066,407

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco Intermediate Term Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:
Net investment income	$65,189,663	$59,141,197

Net realized gain (loss)	(23,836,285)	(61,852,381)

Change in net unrealized appreciation (depreciation)	57,713,029	(125,342,440)

Net increase (decrease) in net assets resulting from operations	99,066,407	(128,053,624)

Distributions to shareholders from distributable earnings:
Class A	(44,281,601)	(36,139,563)
Class C	(1,502,556)	(1,353,317)
Class Y	(16,388,013)	(16,364,876)
Class R6	(5,341,136)	(18,717)

Total distributions from distributable earnings	(67,513,306)	(53,876,473)

Share transactions–net:
Class A	(22,041,245)	(152,597,556)
Class C	(13,881,181)	(20,457,744)
Class Y	(134,309,018)	(96,150,845)
Class R6	234,428,286	(3,497,421)

Net increase (decrease) in net assets resulting from share transactions	64,196,842	(272,703,566)

Net increase (decrease) in net assets	95,749,943	(454,633,663)

Net assets:
Beginning of year	1,906,015,655	2,360,649,318

End of year	$2,001,765,598	$1,906,015,655

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35	Invesco Intermediate Term Municipal Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 02/29/24	$10.25	$0.34	$0.18	$0.52	$(0.35)	$10.42	5.18%	$1,312,160	0.85%	0.85%	0.77%	3.29%	23%
Year ended 02/28/23	11.12	0.30	(0.90)	(0.60)	(0.27)	10.25	(5.37)	1,313,246	0.83	0.83	0.76	2.86	37
Year ended 02/28/22	11.41	0.25	(0.28)	(0.03)	(0.26)	11.12	(0.33)	1,588,653	0.79	0.79	0.74	2.21	11
Year ended 02/28/21	11.66	0.29	(0.25)	0.04	(0.29)	11.41	0.39	1,411,258	0.82	0.82	0.79	2.62	26
Year ended 02/29/20	11.02	0.29	0.66	0.95	(0.31)	11.66	8.75	1,114,423	0.89	0.89	0.84	2.56	11
Class C
Year ended 02/29/24	10.22	0.26	0.19	0.45	(0.28)	10.39	4.44	50,309	1.60	1.60	1.52	2.54	23
Year ended 02/28/23	11.09	0.22	(0.90)	(0.68)	(0.19)	10.22	(6.11)	63,378	1.58	1.58	1.51	2.11	37
Year ended 02/28/22	11.38	0.17	(0.29)	(0.12)	(0.17)	11.09	(1.08)	90,660	1.54	1.54	1.49	1.46	11
Year ended 02/28/21	11.62	0.21	(0.25)	(0.04)	(0.20)	11.38	(0.27)	115,826	1.57	1.57	1.54	1.87	26
Year ended 02/29/20	10.99	0.20	0.66	0.86	(0.23)	11.62	7.87	145,443	1.64	1.64	1.59	1.81	11
Class Y
Year ended 02/29/24	10.24	0.36	0.19	0.55	(0.38)	10.41	5.44	402,064	0.60	0.60	0.52	3.54	23
Year ended 02/28/23	11.11	0.32	(0.89)	(0.57)	(0.30)	10.24	(5.14)	528,911	0.58	0.58	0.51	3.11	37
Year ended 02/28/22	11.40	0.28	(0.28)	0.00	(0.29)	11.11	(0.08)	677,149	0.54	0.54	0.49	2.46	11
Year ended 02/28/21	11.65	0.32	(0.25)	0.07	(0.32)	11.40	0.64	568,900	0.57	0.57	0.54	2.87	26
Year ended 02/29/20	11.02	0.32	0.65	0.97	(0.34)	11.65	8.93	492,202	0.64	0.64	0.59	2.81	11
Class R6
Year ended 02/29/24	10.24	0.37	0.18	0.55	(0.38)	10.41	5.51	237,232	0.54	0.54	0.46	3.60	23
Year ended 02/28/23	11.11	0.35	(0.92)	(0.57)	(0.30)	10.24	(5.07)	481	0.51	0.51	0.44	3.18	37
Year ended 02/28/22	11.40	0.29	(0.29)	0.00	(0.29)	11.11	(0.01)	4,187	0.47	0.47	0.42	2.53	11
Year ended 02/28/21	11.65	0.33	(0.26)	0.07	(0.32)	11.40	0.72	4,823	0.49	0.49	0.46	2.95	26
Year ended 02/29/20	11.01	0.32	0.66	0.98	(0.34)	11.65	9.03	4,268	0.64	0.64	0.59	2.81	11

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $201,465,106 in connection with the acquisition of Invesco Oppenheimer Intermediate Term Municipal Fund into the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36	Invesco Intermediate Term Municipal Income Fund

Notes to Financial Statements

February 29, 2024

NOTE 1–Significant Accounting Policies

Invesco Intermediate Term Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under

37	Invesco Intermediate Term Municipal Income Fund

which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

38	Invesco Intermediate Term Municipal Income Fund

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.500%
Next $250 million	0.450%
Next $250 million	0.425%
Over $1 billion	0.333%

For the year ended February 29, 2024, the effective advisory fee rate incurred by the Fund was 0.40%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

39	Invesco Intermediate Term Municipal Income Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to a maximum annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2024, IDI advised the Fund that IDI retained $52,780 in front-end sales commissions from the sale of Class A shares and $138,277 and $541 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	-	Prices are determined using quoted prices in an active market for identical assets.
Level 2	-	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	-	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 29, 2024, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 29, 2024, the Fund engaged in securities purchases of $24,508,369 and securities sales of $6,250,716, which resulted in net realized gains (losses) of $(173,052).

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,257.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

Effective February 22, 2024, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.0 billion, collectively by certain Invesco Funds, and which will expire on February 20, 2025. Prior to February 22, 2024, the revolving credit and security agreement permitted borrowings up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 29, 2024, the Fund’s average daily balance of borrowing under the revolving credit and security agreement was $64,481 with an average interest rate of 5.65%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair

40	Invesco Intermediate Term Municipal Income Fund

value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees. At February 29, 2024, the Fund had no borrowings outstanding under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 29, 2024 were $14,356,154 and 3.86%, respectively.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:

	2024	2023

Ordinary income*	$197,521	$323,669

Ordinary income-tax-exempt	67,315,785	53,552,804

Total distributions	$67,513,306	$53,876,473

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2024

Undistributed tax-exempt income	$2,632,740

Net unrealized appreciation (depreciation) – investments	(10,206,122)

Temporary book/tax differences	(68,366)

Capital loss carryforward	(137,362,278)

Shares of beneficial interest	2,146,769,624

Total net assets	$2,001,765,598

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$75,229,180	$62,133,098	$137,362,278

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $512,321,311 and $435,233,076, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$ 38,904,575

Aggregate unrealized (depreciation) of investments	(49,110,697)

Net unrealized appreciation (depreciation) of investments	$(10,206,122)

Cost of investments for tax purposes is $2,028,213,603.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts, defaulted bonds and amortization and accretion on debt securities, on February 29, 2024, undistributed net investment income was decreased by $159,999 and undistributed net realized gain (loss) was increased by $159,999. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

41	Invesco Intermediate Term Municipal Income Fund

NOTE 11–Share Information

		Summary of Share Activity

	Year ended February 29, 2024(a)		Year ended February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	36,834,515	$378,162,713	50,598,567	$522,602,710

Class C	521,095	5,325,229	1,502,189	15,508,447

Class Y	27,397,849	280,136,885	39,930,571	412,323,242

Class R6	28,191,083	289,818,879	45,071	470,218

Issued as reinvestment of dividends:
Class A	3,040,305	31,192,321	2,454,413	25,324,509

Class C	118,311	1,210,772	107,048	1,101,526

Class Y	1,000,288	10,272,246	1,034,903	10,674,768

Class R6	439,004	4,484,567	1,436	15,206

Automatic conversion of Class C shares to Class A shares:
Class A	333,991	3,426,250	278,480	2,884,779

Class C	(334,836)	(3,426,250)	(279,154)	(2,884,779)

Reacquired:
Class A	(42,439,721)	(434,822,529)	(68,054,120)	(703,409,554)

Class C	(1,663,309)	(16,990,932)	(3,304,730)	(34,182,938)

Class Y	(41,430,401)	(424,718,149)	(50,258,713)	(519,148,855)

Class R6	(5,885,998)	(59,875,160)	(376,412)	(3,982,845)

Net increase (decrease) in share activity	6,122,176	$64,196,842	(26,320,451)	$(272,703,566)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 66% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

42	Invesco Intermediate Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Intermediate Term Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Intermediate Term Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

43	Invesco Intermediate Term Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/23)	Ending Account Value (02/29/24)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/24)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,038.70	$4.26	$1,020.69	$4.22	0.84%
Class C	1,000.00	1,034.10	8.04	1,016.96	7.97	1.59
Class Y	1,000.00	1,039.00	2.99	1,021.93	2.97	0.59
Class R6	1,000.00	1,040.40	2.74	1,022.18	2.72	0.54

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

44	Invesco Intermediate Term Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	99.71%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

45	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor[1] – 1968 Trustee	2024	Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.	165	None
		Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) President and Director Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP

James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Prema Mathai-Davis – 1950 Trustee	1998	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None

Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None

Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A

Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza Houston, TX 77046-1173	Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Intermediate Term Municipal Income Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1) Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against/Withheld
(1)*	Beth Ann Brown	3,855,663,367.66	110,062,066.68
	Carol Deckbar	3,854,692,350.37	111,033,083.98
	Cynthia Hostetler	3,854,899,777.40	110,825,656.95
	Dr. Eli Jones	3,851,559,246.04	114,166,188.30
	Elizabeth Krentzman	3,854,384,766.71	111,340,667.64
	Jeffrey H. Kupor	3,852,215,990.93	113,509,443.41
	Anthony J. LaCava, Jr.	3,852,430,616.83	113,294,817.52
	James Liddy	3,851,980,828.53	113,744,605.81
	Dr. Prema Mathai-Davis	3,841,375,126.78	124,350,307.56
	Joel W. Motley	3,844,615,100.30	121,010,334.05
	Teresa M. Ressel	3,857,013,983.10	108,711,451.24
	Douglas Sharp	3,854,226,952.19	111,498,482.16
	Robert C. Troccoli	3,843,587,519.49	122,137,914.85
	Daniel S. Vandivort	3,849,223,096.55	116,502,337.79

* Proposal 1 required approval by a combined vote of all the portfolios of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds).

T-7	Invesco Intermediate Term Municipal Income Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	VK-ITMI-AR-1

Annual Report to Shareholders	February 29, 2024

Invesco Limited Term California Municipal Fund

Nasdaq:

A: OLCAX ∎ C: OLCCX ∎ Y: OLCYX ∎ R6: IORLX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

21	Financial Statements

22	Financial Highlights

23	Notes to Financial Statements

28	Report of Independent Registered Public Accounting Firm

29	Fund Expenses

30	Tax Information

T-31	Trustees and Officers

T-37	Proxy Results

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2024, Class A shares of Invesco Limited Term California Municipal Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal California Investment Grade 4-7 Years Bond Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/23 to 2/29/24, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.20%
Class C Shares	3.11
Class Y Shares	4.14
Class R6 Shares	4.19
S&P Municipal Bond 2-17 Years Investment Grade Index▼	4.73
S&P Municipal California Investment Grade 4-7 Years Bond Index▼	3.89
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The State of California’s ability to maintain robust levels of general fund cash reserves has provided a cushion during periods of revenue volatility. At the close of the state’s fiscal year (FY) in June 2023, the state had reserves totaling over $42 billion, or 21% of FY ’23 expenditures.1 These reserves should help mitigate the impact of an expected 15% increase in expenditures in FY ’24. Despite an estimated deficit, reserves at the close of FY ’24 are expected to exceed $8 billion, or 3% of expenditures.1

 The Golden State’s liquidity remains robust. The California State Controller reported that the state had cash and internal borrowable resources of over $110 billion as of January 31, 2024.2 We believe that the state will continue to maintain a prudent approach to budgeting in response to potential revenue declines and increases in expenditures.

 The state’s revenue growth has been driven by its massive and diverse economy. California has the largest state population, representing approximately 12% of the U.S. population and nearly 15% of the nation’s Gross Domestic Product.3 The state unemployment rate climbed to 5.1% at the end of 2023.4 State tax revenues declined, as the impact on high-wage earners can be severe, and high-income taxpayers suffered from a decline in the financial markets. California’s fiscal condition has benefited from conservative budgeting, a result of the state’s recognition that its tax structure is highly sensitive to economic cycles due to its heavy reliance on top earners. In recent prosperous years the state limited its expenditure growth and worked to maintain fiscal flexibility by increasing one-time expenditures, including extra pension payments, instead of increasing ongoing program expenditures. As the state moves into budget negotiations for FY ’25, its ability to continue its fiscal discipline will be crucial for financial performance and retention of reserves to mitigate a downturn.

 All three of the major credit rating agencies, Standard & Poor’s, Fitch and Moody’s, have maintained their respective AA-, AA and Aa2 ratings on the state’s general obligation bonds. In December 2023, Standard & Poor’s lowered its outlook from positive to stable. In October 2023, Fitch affirmed a stable outlook on its rating. In May 2023, Moody’s lowered its outlook from stable to negative.†

 During the fiscal year ended February 29, 2024, investment grade municipal bonds returned 5.42%, high yield municipal bonds returned 8.30% and taxable municipal bonds returned 4.78%.5

 At the beginning of the fiscal year, investors were hopeful for the 2023 calendar year, despite ongoing concerns about inflation and interest rates; however, in March, the focus unexpectedly shifted as Silicon Valley Bank collapsed after a bank run, marking the second-largest bank failure in US history. Fears about the health of the global banking system ensued, and demand for perceived safe-haven asset classes increased, driving down Treasury and municipal yields. Although three other bank failures followed, fears of larger systemic instability faded in the following months.

 Debt ceiling concerns dominated most of the second quarter of 2023. The US government could have defaulted on its debt obligations, causing economic fallout across the global economy, had congressional action not been taken in early June. After months of on-and-off negotiations between the White House and congressional leaders, just ahead of the payment deadline, the US Congress passed and President Biden signed into law the Fiscal Responsibility Act, an agreement that suspends the limit on the federal debt ceiling until 2025 in exchange for capping federal spending.

 In its efforts to rein in inflation without harming employment or the overall economy, the Federal Reserve Board (the Fed) continued with its most aggressive monetary policy since the 1980s. The Fed raised the federal funds rate in March, May and July, bringing the target rate to 5.50%.6 However, investor sentiment shifted in early November, as the Fed held interest rates steady and publicly backed away from the rate hike it had signaled for December. Bond yields fell, igniting a rally across the fixed income market, including municipal bonds. The rally continued through November and into December as inflation continued to ease, and US economic growth remained contained. In December, the Fed again left interest rates unchanged and adopted a transitory tone, suggesting to market participants that rate cuts might be coming in 2024.6

 New municipal supply continued at a slow pace as issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. However, 2024 began with the highest tax-exempt supply seen over a January-February period since 2007: $60 billion.5 This skewed the fiscal year’s new issuance total to $388 billion, up 15% from the previous year’s $338 billion.5 Year-to-date 2024 was also constructive in terms of inflows to municipal funds. Following two years of outsized inflows and outflows, the municipal market began its return to a more normalized trend as we finished the fiscal year.7

 As a result of Puerto Rico’s restructuring of $22 billion of general obligation debt in March 2022, marking significant progress towards its long-winded bankruptcy process, the Commonwealth’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% in February 2019 to 17% in March 2022 as the newly restructured bonds reentered the index.5 During the fiscal year, the focus turned to the Puerto Rico Electric and Power Authority (PREPA). As of February 29, 2024, bankruptcy negotiations and U.S. District Court proceedings related to PREPA were ongoing.

 Municipal bonds have a long history of low defaults as many are issued to fund essential services to Americans. This continues to be the case as evidenced by S&P rating changes – during calendar year 2023, S&P’s rating activity was positive, with 949 ratings upgraded versus 278 downgraded, translating to more than three upgrades for every downgrade.8 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures, including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

 We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the economic challenges while identifying marketplace opportunities to add long-term value for shareholders.

2	Invesco Limited Term California Municipal Fund

 During the fiscal year, an overweight allocation in non-rated bonds† contributed to relative performance relative to the S&P Municipal California Investment Grade 4-7 Years Bond Index (the “Index”). An overweight allocation in higher coupon bonds (4.00 – 6.49% specifically) was also a positive for performance. An overweight exposure in the health care sector was additive to the Fund’s relative performance.

 An underweight allocation to AAA and AA-rated bonds† detracted from the Fund’s performance relative to the Index. An underweight exposure to lower coupon bonds (3.99% and less specifically) was detractive from relative return over the fiscal year. An underweight allocation to state and local general obligation bonds detracted from the Fund’s performance relative to the Index during the fiscal year.

 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

 Thank you for investing in Invesco Limited Term California Municipal Fund and for sharing our long-term investment horizon.

1	Source: State of California, Governor’s Budget Summary as of 1/10/23

2	Source: California State Controller’s Statement of General Fund Cash Receipts and disbursements as of January 2024.

3	Source: State of California General Obligation Bonds, Preliminary Official Statement as of 11/15/23.

4	Source: U.S. Bureau of Labor Statistics, as of December 31, 2023.

5	Source: Bloomberg LP

6	Source: US Federal Reserve

7	Source: Lipper Inc.

8	Source: Standard & Poor’s

† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

Portfolio manager(s):

Josh Cooney*

Elizabeth Mossow*

Tim O’Reilly

Mark Paris

Julius Williams

*As of April 1, 2024

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Limited Term California Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/14

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Limited Term California Municipal Fund

Average Annual Total Returns
As of 2/29/24, including maximum applicable sales charges
Class A Shares
Inception (2/25/04)	3.22%
10 Years	2.09
5 Years	1.29
1 Year	1.57
Class C Shares
Inception (2/25/04)	3.03%
10 Years	1.70
5 Years	1.03
1 Year	2.11
Class Y Shares
Inception (11/29/10)	3.01%
10 Years	2.55
5 Years	1.98
1 Year	4.14
Class R6 Shares
10 Years	2.45%
5 Years	2.02
1 Year	4.19

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester Limited Term California Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® Limited Term California Municipal Fund. The Fund was subsequently renamed the Invesco Limited Term California Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC)

for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Limited Term California Municipal Fund

Supplemental Information

Invesco Limited Term California Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond 2-17 Years Investment Grade Index seeks to measure the performance of investment-grade US municipals with maturities between two and 17 years.
∎

The S&P Municipal California Investment Grade 4-7 Years Bond Index consists of bonds issued within California with maturities between four and seven years that are rated at least BBB- by S&P Global Ratings, Baa3 by Moody’s or BBB- by Fitch Ratings. Bonds that are pre-refunded or escrowed to maturity are included in this index.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Limited Term California Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	88.97%

General Obligation Bonds	6.78

Pre-Refunded Bonds	4.25

Top Five Debt Holdings

		% of total net assets

1.	Los Angeles (City of), CA Department of Airports, Series 2017, Sub. RB	2.54%

2.	Whittier (City of), CA (Presbyterian Intercommunity Hospital, Inc.), Series 2014, RB	2.19

3.	California (State of) Health Facilities Financing Authority (City of Hope), Series 2012 A, RB	1.85

4.	California (State of) Public Finance Authority (California University of Science and Medicine), Series 2019 A, RB	1.56

5.	San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2016 B, RB	1.53

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2024.

7	Invesco Limited Term California Municipal Fund

Schedule of Investments

February 29, 2024

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–97.20%
California–92.62%
Adelanto (City of), CA Public Financing Authority; Series 1996 B, RB	6.30%	09/01/2028	$500	$ 507,368
Adelanto Public Utility Authority (Utility System); Series 2014 A, RB	5.00%	07/01/2024	800	800,562
Alameda (County of), CA Redevelopment Successor Agency (Eden Area Redevelopment); Series 2006 A, RB (INS - NATL)(a)	4.38%	08/01/2030	10	10,007
Association of Bay Area Governments (California Redevelopment Agency Pool); Series 1994 A, RB (INS - AGM)(a)	6.00%	12/15/2024	35	35,260
Beaumont (City of), CA Financing Authority (Improvement Area No. 19A); Series 2015 B, Ref. RB	5.00%	09/01/2025	505	511,788
Bell (City of), CA Community Redevelopment Agency; Series 2003, Ref. RB (INS - AGC)(a)	5.63%	10/01/2033	25	25,084
Blythe (City of), CA Financing Authority (City Hall & County Courthouse); Series 1997, RB (INS - NATL)(a)	5.50%	09/01/2027	55	55,135
California (State of);
Series 1994, GO Bonds	6.00%	03/01/2024	45	45,000
Series 1994, GO Bonds (INS - NATL)(a)	6.00%	08/01/2024	20	20,234
Series 1995, GO Bonds (INS - AMBAC)(a)	5.90%	03/01/2025	15	15,205
Series 1996, GO Bonds (INS - FGIC)(a)	5.38%	06/01/2026	65	65,320
Series 1996, GO Bonds (INS - NATL)(a)	5.38%	06/01/2026	10	10,049
Series 1997, GO Bonds (INS - NATL)(a)	5.63%	10/01/2026	10	10,017
Series 1997, GO Bonds	5.13%	10/01/2027	20	20,029
Series 2000, GO Bonds	5.63%	05/01/2026	30	30,050
Series 2001, GO Bonds	5.20%	11/01/2031	5	5,007
Series 2002, GO Bonds (INS - SGI)(a)	5.00%	10/01/2028	5	5,007
Series 2015 C, Ref. GO Bonds	5.00%	08/01/2031	815	829,397
Series 2023, Ref. GO Bonds	5.00%	10/01/2042	5,000	5,435,110
California (State of) Community Choice Financing Authority; Series 2023, RB(b)	5.25%	04/01/2030	6,000	6,406,094
California (State of) Community Choice Financing Authority (Green Bonds);
Series 2023 C, RB(b)	5.25%	10/01/2031	5,000	5,292,354
Series 2023 D, RB(b)	5.50%	11/01/2028	7,000	7,447,494
California (State of) Community College Financing Authority (Grossmont-Cuyamaca Community College District, Palomar Community College District & Shasta-Tehama-Trinity Joint Community College District); Series 2001 A, RB (INS - NATL)(a)	5.63%	04/01/2026	295	295,509
California (State of) Community College Financing Authority (NCCD - Orange Coast Properties LLC - Orange Coast College); Series 2018, RB	5.00%	05/01/2033	600	626,954
California (State of) County Tobacco Securitization Agency;
Series 2007 A, RB	5.00%	06/01/2036	4,375	4,374,663
Series 2007 B, RB	5.10%	06/01/2028	50	50,002
Series 2014, Ref. RB	4.00%	06/01/2029	485	485,573
Series 2020 B-1, Ref. RB	4.00%	06/01/2049	110	109,884
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.);
Series 2002, RB	5.88%	06/01/2035	150	153,130
Series 2002, RB	6.00%	06/01/2042	4,735	4,833,802
California (State of) County Tobacco Securitization Agency (Fresno County Tobacco Funding Corp.); Series 2002, RB	6.00%	06/01/2035	2,175	2,177,235
California (State of) County Tobacco Securitization Agency (Los Angeles County Securitization Corp.); Series 2020 B-1, Ref. RB	5.00%	06/01/2049	5,440	5,634,117
California (State of) County Tobacco Securitization Agency (Sonoma County Securitization Corp.); Series 2020, Ref. RB	5.00%	06/01/2049	750	778,615
California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2002 A, RB	5.88%	06/01/2043	145	145,057
California (State of) Educational Facilities Authority (Loma Linda University); Series 2017 A, Ref. RB	5.00%	04/01/2030	710	749,890
California (State of) Educational Facilities Authority (Santa Clara University); Series 2015, Ref. RB	5.00%	04/01/2039	6,035	6,144,194
California (State of) Educational Facilities Authority (University of the Pacific); Series 2015, Ref. RB	5.00%	11/01/2036	1,850	1,891,145
California (State of) Enterprise Development Authority (Heights Christian Schools); Series 2023 A, RB(c)	6.00%	06/01/2043	4,895	4,905,822
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center); Series 2015, Ref. RB	5.00%	11/15/2032	1,750	1,810,668

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Health Facilities Financing Authority (City of Hope);
Series 2012 A, RB	5.00%	11/15/2032	$4,275	$ 4,277,689
Series 2012 A, RB	5.00%	11/15/2035	12,280	12,287,535
Series 2012 A, RB	5.00%	11/15/2039	4,905	4,907,784
California (State of) Health Facilities Financing Authority (Commonspirit Health); Series 2020 A, Ref. RB	4.00%	04/01/2040	2,500	2,509,897
California (State of) Health Facilities Financing Authority (El Camino Hospital);
Series 2015 A, Ref. RB	5.00%	02/01/2032	1,750	1,781,662
Series 2015 A, Ref. RB	5.00%	02/01/2033	3,000	3,052,924
Series 2015 A, Ref. RB	5.00%	02/01/2040	5,200	5,236,898
California (State of) Health Facilities Financing Authority (Gateways Hospital and Mental Health Center); Series 2011 B, RB (INS - Cal-Mortgage)(a)	4.45%	12/01/2024	10	10,008
California (State of) Health Facilities Financing Authority (Providence Health & Services);
Series 2014 A, RB	5.00%	10/01/2029	500	504,825
Series 2014 A, RB	5.00%	10/01/2038	3,420	3,440,224
Series 2014 B, RB	5.00%	10/01/2044	5,000	5,019,915
California (State of) Health Facilities Financing Authority (Sutter Health);
Series 2017 A, Ref. RB	5.00%	11/15/2032	1,800	1,941,783
Series 2017 A, Ref. RB	5.00%	11/15/2035	1,500	1,603,278
California (State of) Housing Finance Agency; Series 2019 A, RB	4.25%	01/15/2035	4,653	4,643,075
California (State of) Infrastructure & Economic Development Bank (California Science Center Phase II);
Series 2016 A, Ref. RB	5.00%	05/01/2027	1,505	1,590,744
Series 2016 A, Ref. RB	5.00%	05/01/2028	775	820,347
Series 2016 A, Ref. RB	5.00%	05/01/2029	910	962,949
Series 2016 A, Ref. RB	5.00%	05/01/2030	740	783,423
Series 2016 A, Ref. RB	5.00%	05/01/2031	910	962,745
California (State of) Infrastructure & Economic Development Bank (Segerstrom Center for the Arts); Series 2016, Ref. RB	5.00%	07/01/2026	5,000	5,241,119
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Ref. RB	5.00%	06/01/2036	1,000	1,015,385
California (State of) Municipal Finance Authority (CHF-Davis I, LLC - West Village Student Housing);
Series 2018, RB (INS - BAM)(a)	5.00%	05/15/2033	6,385	6,831,310
Series 2018, RB	5.00%	05/15/2037	2,500	2,636,653
California (State of) Municipal Finance Authority (CHF-Riverside I, LLC - UCR Dundee-Glasgow Student Housing);
Series 2018, RB (INS - BAM)(a)	5.00%	05/15/2032	2,120	2,280,476
Series 2018, RB (INS - BAM)(a)	5.00%	05/15/2033	2,000	2,147,892
Series 2018, RB (INS - BAM)(a)	5.00%	05/15/2034	1,260	1,350,000
Series 2018, RB (INS - BAM)(a)	5.00%	05/15/2036	1,900	2,023,689
California (State of) Municipal Finance Authority (CHF-Riverside II, LLC - UCR North District Phase I Student Housing); Series 2019, RB (INS - BAM)(a)	5.00%	05/15/2040	3,080	3,245,172
California (State of) Municipal Finance Authority (Community Medical Centers);
Series 2017 A, Ref. RB	5.00%	02/01/2028	3,000	3,130,010
Series 2017 A, Ref. RB	5.00%	02/01/2029	3,400	3,549,747
Series 2017 A, Ref. RB	5.00%	02/01/2030	3,500	3,650,817
Series 2017 A, Ref. RB	5.00%	02/01/2031	2,000	2,083,123
Series 2017 A, Ref. RB	5.00%	02/01/2032	1,500	1,561,091
California (State of) Municipal Finance Authority (Eisenhower Medical Centers); Series 2017 A, Ref. RB	5.00%	07/01/2030	2,155	2,253,312
California (State of) Municipal Finance Authority (Linxs APM);
Series 2018 A, RB(d)	5.00%	12/31/2033	8,385	8,642,518
Series 2018 A, RB(d)	5.00%	12/31/2034	6,500	6,691,573
Series 2018, RB(d)	5.00%	12/31/2035	2,700	2,771,181
California (State of) Municipal Finance Authority (NorthBay Healthcare Group);
Series 2015, RB	5.00%	11/01/2030	440	441,202
Series 2015, RB	5.00%	11/01/2035	1,100	1,101,276
Series 2017 A, RB	5.00%	11/01/2028	1,000	1,010,824
Series 2017 A, RB	5.25%	11/01/2029	750	762,626

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Municipal Finance Authority (San Bernardino Municipal Water Department Water Facilities);
Series 2016, Ref. RB (INS - BAM)(a)	5.00%	08/01/2033	$1,580	$ 1,639,871
Series 2016, Ref. RB (INS - BAM)(a)	5.00%	08/01/2035	1,715	1,774,212
California (State of) Municipal Finance Authority (United Airlines, Inc.); Series 2019, RB(d)	4.00%	07/15/2029	1,100	1,085,602
California (State of) Pollution Control Financing Authority;
Series 2012, RB(c)(d)	5.00%	07/01/2030	5,000	5,020,680
Series 2012, RB(c)(d)	5.00%	11/21/2045	10,000	10,005,379
California (State of) Pollution Control Financing Authority (CalPlant I) (Green Bonds);
Series 2017, RB (Acquired 11/09/2018-02/12/2019; Cost $4,096,042)(c)(d)(e)(f)	7.50%	07/01/2032	4,000	54,000
Series 2020, RB (Acquired 10/06/2020; Cost $601,778)(c)(d)(e)(f)	7.50%	07/01/2032	630	8,505
California (State of) Pollution Control Financing Authority (San Diego County Water Authority); Series 2019, Ref. RB(c)	5.00%	07/01/2039	1,500	1,551,832
California (State of) Pollution Control Financing Authority (Southern California Water Co.); Series 1996 A, RB (INS - NATL)(a)(d)	5.50%	12/01/2026	1,030	1,053,234
California (State of) Public Finance Authority (California Crosspoint Academy); Series 2020 A, RB(c)	4.25%	07/01/2030	1,415	1,329,416
California (State of) Public Finance Authority (California University of Science and Medicine); Series 2019 A, RB(c)	6.25%	07/01/2054	9,900	10,321,189
California (State of) Public Finance Authority (Enso Village) (Green Bonds);
Series 2021 B-3, RB(c)	2.13%	11/15/2027	235	234,208
Series 2021, RB(c)	3.13%	05/15/2029	1,000	964,736
Series 2021, RB(c)	5.00%	11/15/2036	500	458,880
California (State of) Public Finance Authority (Trinity Classical Academy); Series 2019 A, RB(c)	5.00%	07/01/2036	600	595,058
California (State of) Public Works Board (California Community Colleges);
Series 2004 B, RB	5.13%	06/01/2025	15	15,023
Series 2004 B, RB	5.13%	06/01/2029	45	45,055
Series 2005 E, RB (INS - BHAC)(a)	5.00%	10/01/2024	50	50,070
Series 2007 B, RB (INS - NATL)(a)	4.25%	03/01/2026	5	5,003
Series 2007 B, RB (INS - NATL)(a)	5.00%	03/01/2027	50	50,053
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, RB	5.00%	09/01/2034	9,120	9,184,579
California (State of) School Finance Authority; Series 2024 A, RB(c)	5.50%	06/01/2043	2,165	2,175,062
California (State of) School Finance Authority (Classical Academies Oceanside); Series 2017 A, Ref. RB(c)	4.00%	10/01/2027	1,600	1,594,201
California (State of) School Finance Authority (Escuela Popular); Series 2017, RB(c)	5.50%	07/01/2027	755	763,183
California (State of) School Finance Authority (HTH Learning); Series 2017 A, Ref. RB(c)	5.00%	07/01/2032	1,705	1,706,948
California (State of) School Finance Authority (KIPP LA); Series 2015 A, RB(c)	5.00%	07/01/2035	500	506,879
California (State of) Statewide Communities Development Authority;
Series 2020 B, RB	4.00%	09/02/2024	110	109,759
Series 2020 B, RB	4.00%	09/02/2025	115	114,595
Series 2020 B, RB	4.00%	09/02/2026	115	114,842
California (State of) Statewide Communities Development Authority (Eskaton Properties, Inc.); Series 2012, RB	5.25%	11/15/2034	955	955,147
California (State of) Statewide Communities Development Authority (Front Porch Communities & Services); Series 2017 A, Ref. RB	5.00%	04/01/2031	175	183,014
California (State of) Statewide Communities Development Authority (Heritage Park at Cathedral City Apartments); Series 2002 NN-1, RB (INS - AMBAC)(a)(d)	5.20%	06/01/2036	755	755,957
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2014, RB	5.25%	12/01/2034	3,000	3,015,535
California (State of) Statewide Communities Development Authority (NCCD-Hooper Street LLC-California College of the Arts); Series 2019, RB(c)	5.00%	07/01/2029	900	922,735
California (State of) Statewide Communities Development Authority (Statewide Community Infrastructure Program);
Series 2015, Ref. RB	5.00%	09/02/2035	3,515	3,590,864
Series 2021 C-1, RB	2.25%	09/02/2026	1,350	1,244,304
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments - CHF-Irvine, LLC); Series 2016, Ref. RB	5.00%	05/15/2030	1,500	1,535,885
California (State of) Statewide Financing Authority (Pooled Tobacco Securitization Program);
Series 2002 A, RB	6.00%	05/01/2037	2,200	2,245,906
Series 2002 B, RB	6.00%	05/01/2043	750	765,650
Series 2002, RB	6.00%	05/01/2043	650	663,563

California State University; Series 2015 A, Ref. RB	5.00%	11/01/2043	1,700	1,744,715

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Calimesa (City of), CA Community Facilities District No. 2018-1 (Summerwind Trails); Series 2020, RB	4.00%	09/01/2037	$415	$ 415,632
Cathedral (City of), CA Redevelopment Agency Successor Agency (Merged Redevelopment); Series 2021 A, Ref. RB (INS - BAM)(a)	4.00%	08/01/2035	200	207,038
Chino (City of), CA Public Financing Authority;
Series 2015 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2028	1,230	1,269,715
Series 2015 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2029	1,280	1,319,777
Series 2015 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2030	900	926,950
Series 2015 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2031	950	977,137
Colton (City of), CA Public Financing Authority; Series 2007 A, RB (INS - AMBAC)(a)	4.70%	04/01/2032	15	15,012
Cotati-Rohnert Park Unified School District (Election of 2016); Series 2018 C, GO Bonds (INS - AGM)(a)	5.00%	08/01/2042	1,735	1,802,350
Dixon (City of), CA Improvement Area No. 1 (Community Facilities District No. 2013-1); Series 2019, RB	5.00%	09/01/2044	2,645	2,739,046
Downey (City of), CA Community Development Commission; Series 1997, Ref. RB (INS - NATL)(a)	5.13%	08/01/2028	35	35,239
El Centro (City of), CA Financing Authority (El Centro California Redevelopment); Series 2011, RB	6.63%	11/01/2025	850	854,512
El Dorado (County of), CA (Community Facilities District No. 1992-1 - El Dorado Hills Development);
Series 2012, Ref. RB	5.00%	09/01/2026	620	620,793
Series 2012, Ref. RB	5.00%	09/01/2027	790	791,010
Fontana (City of), CA (Community Facilities District No. 80);
Series 2017, RB	5.00%	09/01/2026	290	300,929
Series 2017, RB	5.00%	09/01/2029	175	184,666
Fresno (City of), CA Joint Powers Financing Authority (Master Lease);
Series 2017 A, Ref. RB (INS - AGM)(a)	5.00%	04/01/2030	675	722,724
Series 2017 A, Ref. RB (INS - AGM)(a)	5.00%	04/01/2031	1,000	1,069,878
Series 2017 A, Ref. RB (INS - AGM)(a)	5.00%	04/01/2032	500	534,345
Glendale (City of), CA; Series 2013, RB(b)(g)	5.00%	05/28/2024	4,000	4,016,373
Golden State Tobacco Securitization Corp.; Series 2017 A-1, Ref. RB(g)	5.00%	06/01/2027	1,850	1,995,055
Grossmont Healthcare District; Series 2015 D, Ref. GO Bonds	4.00%	07/15/2040	7,000	7,002,099
Hawthorne (City of), CA Community Redevelopment Agency Successor Agency (Community Facilities District No. 1999-1); Series 2010, Ref. RB	6.13%	10/01/2025	1,395	1,397,559
Hemet Unified School District;
Series 2021, Ref. RB	4.00%	09/01/2026	225	226,169
Series 2021, Ref. RB	4.00%	09/01/2028	255	257,937
Series 2021, Ref. RB	4.00%	09/01/2032	335	339,098
Series 2021, Ref. RB	4.00%	09/01/2035	400	403,499
Series 2021, Ref. RB	4.00%	09/01/2036	200	200,360
Hollister (City of), CA Redevelopment Agency Successor Agency (Hollister Community Development); Series 2014, Ref. RB (INS - BAM)(a)	5.00%	10/01/2031	1,675	1,695,260
Huntington Beach (City of), CA (Community Facilities District No. 2002-1 - Improvement Area A - McDonnell Centre Business Park); Series 2002 A, RB	6.25%	09/01/2027	20	20,295
Huntington Beach (City of), CA (Community Facilities District No. 2003-1 - Huntington Center);
Series 2013, Ref. RB	5.25%	09/01/2025	1,055	1,056,217
Series 2013, Ref. RB	5.25%	09/01/2026	1,115	1,116,412
Series 2013, Ref. RB	5.38%	09/01/2033	1,200	1,201,547
Imperial (City of), CA Public Financing Authority (Water Facility); Series 2012, RB	5.00%	10/15/2026	2,100	2,102,685
Imperial Irrigation District;
Series 2016 B-2, Ref. RB	5.00%	11/01/2041	5,455	5,702,671
Series 2017, Ref. RB	4.00%	11/01/2037	6,070	6,226,527
Inland Empire Tobacco Securitization Corp.; Series 2019, Ref. RB	3.68%	06/01/2038	6,420	6,054,909
Inland Valley Development Agency; Series 2014 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2044	5,000	5,009,133
Irvine (City of), CA (Reassessment District No. 13-1); Series 2013, RB	5.00%	09/02/2025	710	716,687
Irvine (City of), CA Community Facilities District No. 2013-3 (Great Park Improvement Area No. 1);
Series 2014, RB	5.00%	09/01/2039	2,000	2,011,347
Series 2014, RB	5.00%	09/01/2044	500	502,148
Jurupa (City of), CA Public Financing Authority; Series 2014 A, Ref. RB	5.00%	09/01/2042	1,000	1,005,333

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Jurupa Community Services District;
Series 2021 A, RB	4.00%	09/01/2031	$100	$ 101,477
Series 2021 A, RB	4.00%	09/01/2033	100	101,312
Series 2021 A, RB	4.00%	09/01/2034	165	167,136
Series 2021 A, RB	4.00%	09/01/2036	180	180,695
Series 2021 A, RB	4.00%	09/01/2038	385	374,608
Series 2021 A, RB	4.00%	09/01/2039	135	129,526
Series 2021 A, RB	4.00%	09/01/2040	140	132,712
Long Beach (City of), CA;
Series 2015 D, RB	5.00%	05/15/2042	7,500	7,624,665
Series 2015, RB	5.00%	05/15/2027	850	860,877
Long Beach (City of), CA (Community Facilities District No. 6); Series 2002, RB	6.25%	10/01/2026	20	20,040
Long Beach (City of), CA Bond Finance Authority; Series 2007 A, RB	5.50%	11/15/2037	100	114,703
Long Beach Unified School District (Election of 2008); Series 2009, GO Bonds	5.75%	08/01/2033	30	30,053
Los Angeles (City of), CA; Series 2013 A, Ref. RB	5.00%	06/01/2035	145	145,276
Los Angeles (City of), CA Department of Airports;
Series 2015 C, Ref. RB	5.00%	05/15/2038	4,240	4,331,403
Series 2017, Sub. RB(d)	5.00%	05/15/2041	16,580	16,866,416
Series 2018 B, Ref. RB(d)	5.00%	05/15/2034	1,000	1,063,129
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport);
Series 2015 A, RB(d)	5.00%	05/15/2040	5,000	5,044,246
Series 2018 D, Ref. RB(d)	5.00%	05/15/2030	9,000	9,751,061
Los Angeles (City of), CA Department of Water & Power; Series 2017 A, RB	5.00%	07/01/2042	5,000	5,233,927
Los Angeles (County of), CA Public Works Financing Authority; Series 2015 A, RB	5.00%	12/01/2044	3,810	3,839,477
Los Angeles (Port of), CA;
Series 2014 A, Ref. RB(d)	5.00%	08/01/2030	2,000	2,007,959
Series 2014 A, Ref. RB(d)	5.00%	08/01/2031	1,250	1,254,659
Series 2014 A, Ref. RB(d)	5.00%	08/01/2032	1,745	1,751,428
Series 2014 A, Ref. RB(d)	5.00%	08/01/2033	1,895	1,900,573
Series 2014 A, Ref. RB(d)	5.00%	08/01/2034	2,470	2,476,041
Series 2014 C, RB	5.00%	08/01/2031	1,450	1,457,876
Madera (County of), CA (Valley Children’s Hospital); Series 1995, COP (INS - NATL)(a)	5.75%	03/15/2028	455	469,165
Manteca Unified School District (Community Facilities District No. 1989-2); Series 2013 F, RB (INS - AGM)(a)	5.00%	09/01/2027	1,285	1,286,584
Marina (City of), CA Redevelopment Agency Successor Agency;
Series 2018 A, RB	5.00%	09/01/2033	340	357,186
Series 2018 B, RB	5.00%	09/01/2033	250	262,712
Mountain House Public Financing Authority (Green Bonds);
Series 2020 A, RB (INS - BAM)(a)	4.00%	12/01/2036	310	324,934
Series 2020 A, RB (INS - BAM)(a)	4.00%	12/01/2037	495	514,346
Series 2020 A, RB (INS - BAM)(a)	4.00%	12/01/2038	555	572,616
Series 2020 A, RB (INS - BAM)(a)	4.00%	12/01/2039	470	484,544
Series 2020 A, RB (INS - BAM)(a)	4.00%	12/01/2040	600	615,506
Mountain View (City of), CA; Series 2004 A, RB (INS - NATL)(a)	4.50%	06/01/2026	10	10,011
Mt. San Jacinto Community College District (Election of 2014); Series 2018 B, GO Bonds	4.00%	08/01/2043	5,000	5,029,376
Napa Valley Unified School District; Series 2016 C, Ref. GO Bonds	5.00%	08/01/2041	300	312,489
Natomas Unified School District;
Series 2014, Ref. GO Bonds (INS - BAM)(a)	5.00%	08/01/2026	760	760,861
Series 2020 A, GO Bonds (INS - AGM)(a)	4.00%	08/01/2045	4,000	3,986,252
Northern California Energy Authority; Series 2018 A, RB(b)	4.00%	07/01/2024	5,000	5,001,996
Northern California Tobacco Securitization Authority; Series 2021 B-1, Ref. RB	4.00%	06/01/2049	1,025	1,055,932
Oceanside (City of), CA (Community Facilities District No. 200-1 - Ocean Ranch Corporate Centre);
Series 2013 A, Ref. RB	5.00%	09/01/2026	665	665,776
Series 2013 A, Ref. RB	5.00%	09/01/2027	725	725,897
Series 2013 A, Ref. RB	5.00%	09/01/2028	785	785,958
Orange (County of), CA Community Facilities District No. 2016-1 (Esencia Village); Series 2016 A, RB	5.00%	08/15/2046	1,000	1,014,684
Oxnard (City of), CA Financing Authority; Series 2014, Ref. RB (INS - AGM)(a)	5.00%	06/01/2029	2,000	2,006,977

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Palm Desert (City of), CA;
Series 2021 A, Ref. RB	3.00%	09/01/2024	$280	$ 277,512
Series 2021 A, Ref. RB	4.00%	09/01/2025	290	289,640
Palm Springs Unified School District;
Series 2014, Ref. GO Bonds	4.00%	08/01/2033	1,155	1,157,450
Series 2014, Ref. GO Bonds	4.00%	08/01/2035	1,095	1,097,192
Palo Alto (City of), CA; Series 1999 A, Ref. RB (INS - AMBAC)(a)	5.25%	06/01/2024	5	5,036
Palomar Health;
Series 2016, Ref. RB	5.00%	11/01/2031	1,625	1,660,026
Series 2016, Ref. RB	5.00%	11/01/2036	1,845	1,869,452
Series 2016, Ref. RB	5.00%	11/01/2039	6,320	6,366,032

Peninsula Corridor Joint Powers Board; Series 2019 A, Ref. RB	5.00%	10/01/2044	4,000	4,129,936

Perris (City of), CA Joint Powers Authority; Series 2014 B, Ref. RB	5.00%	09/01/2038	1,025	1,025,833
Perris Elementary School District (Election of 2014);
Series 2014 A, GO Bonds (INS - BAM)(a)	6.00%	08/01/2027	185	186,950
Series 2014 A, GO Bonds (INS - BAM)(a)	6.00%	08/01/2028	205	207,161
Rancho Cucamonga (City of), CA (Community Facilities District No. 2003-01 - Improvement Area No. 1);
Series 2013, Ref. RB	5.75%	09/01/2028	1,800	1,803,482
Series 2013, Ref. RB	5.25%	09/01/2033	200	200,268
Rancho Mirage (City of), CA (Reassessment District No. R22-85); Series 2002, Ref. RB	5.75%	09/02/2026	15	15,164
Redlands (City of), CA (Community Facilities District No. 2003-1 - Redlands Business Center); Series 2004, RB	5.85%	09/01/2033	10	10,119
Redwood City (City of), CA (Community Facilities District No. 99-1); Series 2012, Ref. RB	5.00%	09/01/2029	690	690,804
Richmond (City of), CA Joint Powers Financing Authority; Series 2016, RB	5.50%	11/01/2029	4,745	4,916,742
Riverside (City of), CA (Community Facilities District No. 2006-1); Series 2013, RB	5.25%	09/01/2043	500	502,607
Riverside (City of), CA (Riverwalk Auto Center Assessment District); Series 2012, Ref. RB	5.00%	09/02/2024	335	336,962
Riverside (City of), CA (Riverwalk Business Center Assessment District); Series 2004, RB	6.25%	09/02/2029	200	203,154
Riverside (City of), CA Public Financing Authority;
Series 2012 A, Ref. RB	5.00%	11/01/2027	1,640	1,644,272
Series 2012 A, Ref. RB	5.00%	11/01/2028	1,155	1,157,990
Riverside (County of), CA Community Facilities District No. 04-2 (Lake Hills Crest); Series 2012, Ref. RB	5.00%	09/01/2028	450	453,920
Riverside (County of), CA Community Facilities District No. 05-8 (Scott Road); Series 2013, RB	5.00%	09/01/2042	3,000	3,001,728
Riverside Unified School District (Community Facilities District No. 32);
Series 2020, RB	4.00%	09/01/2034	500	506,472
Series 2020, RB	4.00%	09/01/2037	500	497,259
Series 2020, RB	4.00%	09/01/2040	350	333,355
Riverside Unified School District (Community Facilities District No. 33);
Series 2021, RB	4.00%	09/01/2035	295	294,612
Series 2021, RB	4.00%	09/01/2036	305	304,644
Series 2021, RB	4.00%	09/01/2037	320	315,627
Series 2021, RB	4.00%	09/01/2038	330	320,397
Series 2021, RB	4.00%	09/01/2039	345	330,261
Series 2021, RB	4.00%	09/01/2040	190	179,896
Romoland School District Community Facilities No. 2004-1;
Series 2013, RB	5.00%	09/01/2025	365	365,306
Series 2013, RB	5.00%	09/01/2026	440	440,432
Series 2013, RB	5.00%	09/01/2027	405	405,433
Series 2013, RB	5.00%	09/01/2028	500	500,545
Roseville (City of), CA (Villages at Sierra Vista Community Facilities District No. 1 - Public Facilities);
Series 2020, RB	4.00%	09/01/2033	235	237,273
Series 2020, RB	4.00%	09/01/2035	275	276,965
Series 2020, RB	4.00%	09/01/2037	320	314,977
Roseville (City of), CA Natural Gas Financing Authority; Series 2007, RB	5.00%	02/15/2025	100	100,676
Sacramento (City of), CA (2019 Sacramento Tourism Infrastructure District - Convention Center Ballroom); Series 2019, RB	4.00%	06/01/2037	1,760	1,784,670
Sacramento (City of), CA Area Flood Control Agency; Series 2014, RB (INS - BAM)(a)	5.00%	10/01/2039	1,900	1,909,957

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Sacramento (City of), CA Financing Authority (Westlake and Regency Park);
Series 2013 A, Ref. RB	5.00%	09/01/2024	$1,840	$ 1,841,318
Series 2013 A, Ref. RB	5.00%	09/01/2025	850	850,702
Series 2013 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2026	785	785,498
Series 2013 A, Ref. RB	5.00%	09/01/2027	455	455,280
Sacramento (County of), CA; Series 2018 C, Ref. RB(d)	5.00%	07/01/2037	6,000	6,307,802
Sacramento (County of), CA Public Financing Authority; Series 2003 A, RB (INS - NATL)(a)	5.13%	12/01/2028	15	15,027
San Bernardino (City of), CA Joint Powers Financing Authority; Series 1999, Ref. COP (INS - NATL)(a)	5.50%	09/01/2024	65	65,123
San Bernardino (City of), CA Redevelopment Agency Successor Agency; Series 1995, RB(d)	7.88%	07/01/2025	5	5,028
San Bernardino (County of), CA Redevelopment Agency Successor Agency (San Sevaine
Redevelopment); Series 2016 B, Ref. RB (INS - AGM)(a)	5.00%	09/01/2028	285	293,991
San Bernardino County Transportation Authority; Series 2014 A, RB(b)(g)	5.25%	03/12/2024	9,045	9,048,722
San Clemente (City of), CA;
Series 2021, Ref. RB	4.00%	09/01/2026	100	100,733
Series 2021, Ref. RB	4.00%	09/01/2027	100	101,478
Series 2021, Ref. RB	4.00%	09/01/2028	100	101,982
Series 2021, Ref. RB	4.00%	09/01/2029	100	102,018
Series 2021, Ref. RB	4.00%	09/01/2030	100	101,814
San Diego (City of), CA (Assessment District No. 4096);
Series 2013, Ref. RB	5.00%	09/02/2024	185	185,948
Series 2013, Ref. RB	5.00%	09/02/2025	190	191,175
Series 2013, Ref. RB	5.13%	09/02/2026	205	206,620
Series 2013, Ref. RB	5.13%	09/02/2027	215	216,860
Series 2013, Ref. RB	5.25%	09/02/2028	225	227,135
Series 2013, Ref. RB	5.38%	09/02/2029	240	242,479
Series 2013, Ref. RB	5.38%	09/02/2030	250	252,433
Series 2013, Ref. RB	5.50%	09/02/2031	260	262,652
Series 2013, Ref. RB	5.50%	09/02/2032	280	282,843
San Diego (City of), CA Community Facilities District No. 3;
Series 2013, Ref. RB	5.00%	09/01/2025	545	545,558
Series 2013, Ref. RB	5.00%	09/01/2027	610	610,774
Series 2013, Ref. RB	5.00%	09/01/2028	640	640,810
Series 2013, Ref. RB	5.00%	09/01/2030	720	720,860
San Diego (City of), CA Public Facilities Financing Authority; Series 2018 A, RB	5.25%	08/01/2047	6,380	6,881,275
San Diego (City of), CA Public Facilities Financing Authority (Capital Improvement);
Series 2015 A, RB	5.00%	10/15/2033	1,250	1,289,775
Series 2015 A, RB	5.00%	10/15/2034	1,000	1,031,606
San Diego (City of), CA Redevelopment Agency (Centre City Redevelopment); Series 2003 B, RB	5.25%	09/01/2026	55	55,080
San Diego (County of), CA Regional Airport Authority; Series 2017 B, RB(d)	5.00%	07/01/2037	1,000	1,036,970
San Diego (County of), CA Water Authority; Series 1998 A, COP (INS - NATL)(a)	4.75%	05/01/2028	95	95,110
San Francisco (City & County of), CA;
Series 2015 A, COP	5.00%	04/01/2029	700	700,895
Series 2015 R-1, Ref. COP	4.00%	09/01/2032	2,105	2,106,353
Series 2015 R-1, Ref. COP	4.00%	09/01/2035	4,090	4,091,933
Series 2015 R-1, Ref. GO Bonds	5.00%	06/15/2025	250	250,257
Series 2015 R-1, Ref. GO Bonds	4.00%	06/15/2030	100	100,033
Series 2015, Ref. COP	5.00%	09/01/2026	50	50,037
San Francisco (City & County of), CA (Bayshore Hester Assessment District No. 95-1); Series 1996, RB	6.85%	09/02/2026	15	15,687
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport);
Series 2014 A, RB(d)	5.00%	05/01/2040	575	575,577
Series 2014 A, RB(d)	5.00%	05/01/2044	10,000	10,010,065
Series 2016 B, RB(d)	5.00%	05/01/2041	10,000	10,169,872
Series 2018 D, RB(d)	5.00%	05/01/2043	8,000	8,270,388
Series 2019 A, RB(d)	5.00%	05/01/2044	1,000	1,042,505
San Francisco (City & County of), CA Infrastructure & Revitalization Financing District No. 1;
Series 2022 A, RB(c)	5.00%	09/01/2027	295	304,463
Series 2022 A, RB(c)	5.00%	09/01/2032	400	429,730
Series 2022 B, RB(c)	5.00%	09/01/2032	400	425,575
San Jacinto (City of), CA Community Facilities District No. 2002-1; Series 2016, Ref. RB	5.00%	09/01/2026	925	956,502

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
San Jose (City of), CA;
Series 2017 A, Ref. RB(d)	5.00%	03/01/2035	$500	$ 520,388
Series 2017 A, Ref. RB(d)	5.00%	03/01/2036	1,000	1,038,281
Series 2017 A, Ref. RB(d)	5.00%	03/01/2037	1,250	1,293,254
San Jose (City of), CA (El Parador Apartments); Series 2000 A, RB(d)	6.10%	01/01/2031	25	25,005
San Jose (City of), CA (Orvieto Family Apartments); Series 2010 B-1, RB	4.75%	08/01/2029	1,780	1,782,395
San Luis Obispo (County of), CA (Paso Robles Courthouse); Series 2007, COP (INS - AGM)(a)	4.25%	10/15/2026	5	5,005
Santa Clara (County of), CA Housing Authority;
Series 2001 A, RB(d)	5.85%	08/01/2031	1,375	1,378,415
Series 2010 A-1, RB (CEP - FHLMC)	4.75%	11/01/2027	1,430	1,430,524
Santa Clarita (City of), CA Community Facilities District No. 2002-1 (Valencia Town Center);
Series 2012, Ref. RB	5.00%	11/15/2024	325	325,281
Series 2012, Ref. RB	5.00%	11/15/2025	925	925,956
Series 2012, Ref. RB	5.00%	11/15/2027	785	785,940
Series 2012, Ref. RB	5.00%	11/15/2028	1,170	1,171,464
Santa Nella (County of), CA Water District; Series 1998, Ref. RB	6.25%	09/02/2028	10	9,285
Saugus Union School District Financing Authority;
Series 2021 A, RB (INS - BAM)(a)	4.00%	09/01/2038	650	667,145
Series 2021 A, RB (INS - BAM)(a)	4.00%	09/01/2041	260	263,282
Selma (City of), CA Redevelopment Agency; Series 2010 A, RB	5.75%	09/01/2024	375	375,419
Silicon Valley Tobacco Securitization Authority (Santa Clara); Series 2007 A, RB(h)	0.00%	06/01/2036	6,000	3,073,436
Simi Valley (City of), CA Community Development Agency (Merged Tapo Canyon & West End Community Development); Series 2003, Ref. RB (INS - NATL)(a)	5.00%	09/01/2030	25	25,054
Sonora Union High School District (Election of 2012); Series 2013 A, GO Bonds (INS - AGM)(a)	5.63%	08/01/2029	1,020	1,021,673
South Pasadena (City of), CA; Series 2016, Ref. RB (INS - BAM)(a)	5.00%	10/01/2036	1,115	1,179,707
South San Francisco (City of) CA Public Facilities Financing Authority; Series 2021 A, RB	4.00%	06/01/2040	3,305	3,407,396
South Tahoe Joint Powers Financing Authority (South Tahoe Redevelopment Project Area No. 1); Series 2014, Ref. RB (INS - AGM)(a)	4.00%	10/01/2034	500	501,309
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.);
Series 2019, Ref. RB	5.00%	06/01/2037	1,170	1,268,108
Series 2019, Ref. RB	5.00%	06/01/2038	2,000	2,154,718
Series 2019, Ref. RB	5.00%	06/01/2039	1,810	1,943,201
Series 2019, Ref. RB	5.00%	06/01/2048	7,940	8,122,238
Stockton Unified School District;
Series 2012, Ref. GO Bonds(b)(g)	5.00%	03/13/2024	1,115	1,115,476
Series 2012, Ref. GO Bonds(b)(g)	5.00%	03/13/2024	1,620	1,620,692
Sutter & Butte (Counties of), CA Flood Agency;
Series 2013, RB	5.00%	10/01/2025	300	300,398
Series 2013, RB	5.00%	10/01/2026	415	415,467
Series 2013, RB	5.00%	10/01/2027	700	700,767
Series 2013, RB	5.00%	10/01/2028	1,465	1,466,560
Series 2013, RB	5.00%	10/01/2029	1,490	1,491,449
Tejon Ranch Public Facilities Finance Authority (Community Facilities District No. 2008-1);
Series 2012 A, Ref. RB	5.00%	09/01/2032	1,500	1,502,322
Series 2012 B, RB	5.00%	09/01/2032	1,500	1,502,322
Three Rivers Levee Improvement Authority (Community Facilities District No. 2006-1);
Series 2021, Ref. RB	4.00%	09/01/2026	220	220,313
Series 2021, Ref. RB	4.00%	09/01/2028	260	262,459
Series 2021, Ref. RB	4.00%	09/01/2030	300	302,850
Series 2021, Ref. RB	4.00%	09/01/2032	100	100,446
Tracy (City of), CA Community Facilities District No. 93-1 (I-205 Parcel GL-17);
Series 1996 A, RB	6.30%	09/01/2026	15	15,203
Series 2002, RB	6.25%	09/01/2032	25	25,051
Truckee (Town of), CA Donner Public Utility District (Community Facilities District No. 04-1); Series 2004, RB	5.80%	09/01/2035	30	29,288

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Tustin (City of), CA Community Facilities District (Tustin Legacy/John Laing Homes);
Series 2013, Ref. RB	5.00%	09/01/2024	$420	$ 423,035
Series 2013, Ref. RB	5.00%	09/01/2025	445	448,643
Series 2013, Ref. RB	5.00%	09/01/2026	470	474,277
Series 2013, Ref. RB	5.00%	09/01/2027	490	494,754
Series 2013, Ref. RB	5.00%	09/01/2028	515	520,141
Tustin Unified School District (Community Facilities District No. 97-1); Series 2015 A, Ref. RB (INS - BAM)(a)	5.00%	09/01/2038	4,155	4,253,846
University of California;
Series 2014 AM, RB(b)(g)	5.00%	05/15/2024	4,000	4,014,608
Series 2014 AM, RB(b)(g)	5.25%	05/15/2024	5,720	5,743,667
Vallejo (City of), CA;
Series 2003 A, RB	6.00%	09/01/2026	20	20,202
Series 2003 A, RB	6.13%	09/01/2034	30	30,370
Victor Elementary School District; Series 2015 B, GO Bonds	5.00%	08/01/2042	2,925	2,958,861
Victorville (City of), CA Redevelopment Agency; Series 2002 A, RB (INS - AGM)(a)	5.13%	12/01/2031	20	20,043
Watereuse Finance Authority; Series 2014 A, Ref. RB (INS - BAM)(a)	5.50%	05/01/2036	2,635	2,644,340
Western Riverside (County of), CA Water & Wastewater Financing Authority; Series 2013 A-1, Ref. RB	5.00%	09/01/2025	2,335	2,338,264
Whittier (City of), CA (Presbyterian Intercommunity Hospital, Inc.); Series 2014, RB	5.00%	06/01/2044	14,505	14,534,161
				613,877,705

Puerto Rico–4.18%
Children’s Trust Fund;
Series 2002, RB	5.50%	05/15/2039	3,685	3,695,417
Series 2002, RB	5.63%	05/15/2043	335	338,906
Corp. Para El Financiamiento Publico de Puerto Rico;
Series 2011, RB(h)(i)	0.00%	08/01/2024	600	0
Series 2011, RB(h)(i)	0.00%	08/01/2025	1,400	0
Series 2011, RB(h)(i)	0.00%	08/01/2026	3,300	0
Series 2011, RB(i)	5.50%	08/01/2031	1,750	0
GDB Debt Recovery Authority of Puerto Rico; Series 2023, RB	7.50%	08/20/2040	244	232,141
PR Custodial Trust; Series 2003 A, RB	0.00%	03/15/2049	145	5,497
PRHTA Custodial Trust;
Series 2022 G, RB(e)	5.00%	12/06/2049	21	7,668
Series 2022 L, RB(e)	5.25%	12/06/2049	301	101,307
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(h)	0.00%	07/01/2024	27	26,865
Series 2021 A, GO Bonds(h)	0.00%	07/01/2033	215	138,506
Series 2021 A-1, GO Bonds	5.38%	07/01/2025	8,856	8,991,588
Series 2021 A-1, GO Bonds	5.63%	07/01/2027	184	194,687
Series 2021 A-1, GO Bonds	5.63%	07/01/2029	181	196,645
Series 2021 A-1, GO Bonds	5.75%	07/01/2031	176	196,664
Series 2021 A-1, GO Bonds	4.00%	07/01/2033	347	340,867
Series 2021 A-1, GO Bonds	4.00%	07/01/2035	150	145,689
Series 2021 A-1, GO Bonds	4.00%	07/01/2037	129	123,033
Series 2021 A-1, GO Bonds	4.00%	07/01/2041	175	162,681
Subseries 2022, RN(h)	0.00%	11/01/2043	737	431,864
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2008 A, RB (INS - AGC)(a)	6.13%	07/01/2024	10	10,068
Series 2021 B, RB(c)	5.00%	07/01/2025	4,060	4,106,426
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2004 PP, Ref. RB (INS - NATL)(a)	5.00%	07/01/2025	470	470,095
Series 2005 RR, RB (INS - NATL)(a)	5.00%	07/01/2024	520	520,114
Series 2005 SS, Ref. RB (INS - NATL)(a)	5.00%	07/01/2024	100	100,022
Series 2005 SS, Ref. RB (INS - NATL)(a)	5.00%	07/01/2025	25	25,010
Series 2007 UU, Ref. RB (INS - AGM)(a)	5.00%	07/01/2024	455	455,044
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB (Acquired 09/30/2008; Cost $2,130,000)(d)(e)(f)	6.63%	06/01/2026	2,130	1,491,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB	4.50%	07/01/2034	$4,057	$ 4,083,242
Series 2018 A-1, RB	4.55%	07/01/2040	4	4,031
Series 2018 A-1, RB(h)	0.00%	07/01/2046	5	1,628
Series 2018 A-1, RB(h)	0.00%	07/01/2051	5	1,208
Series 2018 A-1, RB	4.75%	07/01/2053	4	4,002
Series 2018 A-1, RB	5.00%	07/01/2058	5	5,037
Series 2019 A-2, RB	4.54%	07/01/2053	46	44,561
Series 2019 A-2, RB	4.78%	07/01/2058	620	618,451
University of Puerto Rico;
Series 2006 P, Ref. RB (INS - NATL)(a)	5.00%	06/01/2024	100	100,106
Series 2006 P, Ref. RB	5.00%	06/01/2024	315	314,444
				27,684,514

Guam–0.18%
Guam (Territory of); Series 2021 F, Ref. RB	4.00%	01/01/2036	1,160	1,172,171

Northern Mariana Islands–0.16%
Northern Mariana Islands (Commonwealth of); Series 2007 A, Ref. GO Bonds(c)	5.00%	06/01/2030	1,150	1,053,875

Virgin Islands–0.06%
Virgin Islands (Government of) Public Finance Authority (Virgin Islands Gross Receipts Taxes Loan Note);
Series 2006, RB (INS - NATL)(a)	5.00%	10/01/2024	90	90,929
Series 2006, RB (INS - NATL)(a)	5.00%	10/01/2025	170	171,785
Series 2006, RB (INS - NATL)(a)	5.00%	10/01/2026	125	126,332
				389,046
Total Municipal Obligations (Cost $650,811,330)				644,177,311

U.S. Dollar Denominated Bonds & Notes–0.64%
California–0.64%
CalPlant I LLC;
Exit Facility(c)(i)	15.00%	07/01/2025	725	725,000
Series 21A(c)(e)(i)	9.50%	12/31/2049	240	240,000
Series 21B(c)(e)(i)	9.50%	12/31/2049	905	905,000
Series 22A(c)(e)(i)	9.50%	12/31/2049	500	500,000
Series 22B(c)(e)(i)	9.50%	12/31/2049	45	45,000
Series 22C(c)(e)(i)	9.50%	12/31/2049	325	325,000
Series 22X(c)(e)(i)	9.50%	03/31/2024	490	490,000
Series 23A(c)(e)(i)	9.50%	03/31/2024	175	175,000
Series 23B(c)(e)(i)	9.50%	03/31/2024	155	155,000
Series 23C(c)(e)(i)	9.50%	03/31/2024	245	245,000
Series 23D (Acquired 05/04/2023; Cost $215,000)(c)(e)(f)(i)	9.50%	03/31/2024	215	215,000
Series 23E(c)(e)(i)	9.50%	03/31/2024	240	240,000
Total U.S. Dollar Denominated Bonds & Notes (Cost $4,260,000)				4,260,000
TOTAL INVESTMENTS IN SECURITIES(j)–97.84% (Cost $655,071,330)				648,437,311
OTHER ASSETS LESS LIABILITIES–2.16%				14,342,332
NET ASSETS–100.00%				$662,779,643

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Limited Term California Municipal Fund

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
BHAC	– Berkshire Hathaway Assurance Corp.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
FGIC	– Financial Guaranty Insurance Company
FHLMC	– Federal Home Loan Mortgage Corp.
GO	– General Obligation
INS	– Insurer
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SGI	– Syncora Guarantee, Inc.
Sub.	– Subordinated

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $53,698,782, which represented 8.10% of the Fund’s Net Assets.

(d)	Security subject to the alternative minimum tax.
(e)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2024 was $5,197,480, which represented less than 1% of the Fund’s Net Assets.

(f)	Restricted security. The aggregate value of these securities at February 29, 2024 was $1,768,505, which represented less than 1% of the Fund’s Net Assets.
(g)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(h)	Zero coupon bond issued at a discount.
(i)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(j)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percent

Build America Mutual Assurance Co.	5.83%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Limited Term California Municipal Fund

Statement of Assets and Liabilities

February 29, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $655,071,330)	$648,437,311

Cash	4,830,050

Receivable for:
Investments sold	170,000

Fund shares sold	1,477,647

Interest	9,371,422

Investments matured, at value (Cost $1,017,842)	13,500

Investment for trustee deferred compensation and retirement plans	36,708

Other assets	159,584

Total assets	664,496,222

Liabilities:
Payable for:
Dividends	681,344

Fund shares reacquired	735,380

Accrued fees to affiliates	154,475

Accrued interest expense	21,699

Accrued trustees’ and officers’ fees and benefits	5,261

Accrued other operating expenses	81,712

Trustee deferred compensation and retirement plans	36,708

Total liabilities	1,716,579

Net assets applicable to shares outstanding	$662,779,643

Net assets consist of:
Shares of beneficial interest	$754,498,726

Distributable earnings (loss)	(91,719,083)

$662,779,643

Net Assets:
Class A	$254,397,150

Class C	$18,815,752

Class Y	$383,360,535

Class R6	$6,206,206

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	81,339,693

Class C	6,047,113

Class Y	122,286,105

Class R6	1,986,316

Class A:
Net asset value per share	$3.13

Maximum offering price per share (Net asset value of $3.13 ÷ 97.50%)	$3.21

Class C:
Net asset value and offering price per share	$3.11

Class Y:
Net asset value and offering price per share	$3.13

Class R6:
Net asset value and offering price per share	$3.12

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Limited Term California Municipal Fund

Statement of Operations

For the year ended February 29, 2024

Investment income:
Interest	$26,942,868

Expenses:

Advisory fees	2,806,137

Administrative services fees	97,732

Custodian fees	10,492

Distribution fees:
Class A	676,960

Class C	220,552

Interest, facilities and maintenance fees	1,049,343

Transfer agent fees - A, C and Y	471,603

Transfer agent fees - R6	746

Trustees’ and officers’ fees and benefits	24,672

Registration and filing fees	65,844

Reports to shareholders	44,769

Professional services fees	107,535

Other	14,928

Total expenses	5,591,313

Less: Expense offset arrangement(s)	(1,148)

Net expenses	5,590,165

Net investment income	21,352,703

Realized and unrealized gain (loss) from:

Net realized gain (loss) from unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(403,753))	(5,796,212)

Change in net unrealized appreciation of unaffiliated investment securities	11,502,379

Net realized and unrealized gain	5,706,167

Net increase in net assets resulting from operations	$27,058,870

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Limited Term California Municipal Fund

Statement of Changes in Net Assets

For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:

Net investment income	$21,352,703	$17,413,094

Net realized gain (loss)	(5,796,212)	(22,575,767)

Change in net unrealized appreciation (depreciation)	11,502,379	(21,799,054)

Net increase (decrease) in net assets resulting from operations	27,058,870	(26,961,727)

Distributions to shareholders from distributable earnings:

Class A	(7,625,718)	(6,304,884)

Class C	(457,882)	(383,945)

Class Y	(11,881,084)	(9,038,338)

Class R6	(156,769)	(116,698)

Total distributions from distributable earnings	(20,121,453)	(15,843,865)

Share transactions–net:

Class A	(38,563,235)	(36,328,493)

Class C	(7,470,711)	(7,739,299)

Class Y	(3,318,507)	(7,181,503)

Class R6	1,580,937	(1,645,880)

Net increase (decrease) in net assets resulting from share transactions	(47,771,516)	(52,895,175)

Net increase (decrease) in net assets	(40,834,099)	(95,700,767)

Net assets:

Beginning of year	703,613,742	799,314,509

End of year	$662,779,643	$703,613,742

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Limited Term California Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/29/24	$3.09	$0.09	$ 0.04	$ 0.13	$(0.09)	$3.13	4.20%	$254,397	0.93%		0.93%		0.78%		3.02%		26%
Year ended 02/28/23	3.27	0.07	(0.19)	(0.12)	(0.06)	3.09	(3.52)	290,093	0.83		0.83		0.77		2.30		59
Year ended 02/28/22	3.34	0.06	(0.06)	0.00	(0.07)	3.27	0.04	344,777	0.80		0.80		0.76		1.66		29
Year ended 02/28/21	3.42	0.08	(0.08)	0.00	(0.08)	3.34	0.09	317,908	0.85		0.85		0.79		2.35		27
Seven months ended 02/29/20	3.32	0.05	0.10	0.15	(0.05)	3.42	4.51	255,461	0.84	(d)	0.84	(d)	0.78	(d)	2.60	(d)	13
Year ended 07/31/19	3.16	0.09	0.15	0.24	(0.08)	3.32	7.69	220,719	0.94		0.95		0.82		2.75		36
Class C
Year ended 02/29/24	3.08	0.07	0.02	0.09	(0.06)	3.11	3.11	18,816	1.68		1.68		1.53		2.27		26
Year ended 02/28/23	3.25	0.05	(0.18)	(0.13)	(0.04)	3.08	(3.96)	26,082	1.58		1.58		1.52		1.55		59
Year ended 02/28/22	3.32	0.03	(0.05)	(0.02)	(0.05)	3.25	(0.71)	35,663	1.55		1.55		1.51		0.91		29
Year ended 02/28/21	3.40	0.05	(0.07)	(0.02)	(0.06)	3.32	(0.65)	46,761	1.60		1.60		1.54		1.60		27
Seven months ended 02/29/20	3.31	0.04	0.08	0.12	(0.03)	3.40	3.76	74,037	1.59	(d)	1.59	(d)	1.53	(d)	1.84	(d)	13
Year ended 07/31/19	3.15	0.06	0.16	0.22	(0.06)	3.31	6.91	76,761	1.70		1.71		1.58		1.99		36
Class Y
Year ended 02/29/24	3.10	0.10	0.03	0.13	(0.10)	3.13	4.14	383,361	0.68		0.68		0.53		3.27		26
Year ended 02/28/23	3.28	0.08	(0.19)	(0.11)	(0.07)	3.10	(3.24)	382,868	0.58		0.58		0.52		2.55		59
Year ended 02/28/22	3.35	0.06	(0.05)	0.01	(0.08)	3.28	0.30	412,391	0.55		0.55		0.51		1.91		29
Year ended 02/28/21	3.43	0.09	(0.08)	0.01	(0.09)	3.35	0.35	340,628	0.60		0.60		0.54		2.60		27
Seven months ended 02/29/20	3.33	0.06	0.09	0.15	(0.05)	3.43	4.64	298,245	0.59	(d)	0.59	(d)	0.53	(d)	2.84	(d)	13
Year ended 07/31/19	3.17	0.10	0.15	0.25	(0.09)	3.33	7.93	251,897	0.70		0.71		0.58		2.99		36
Class R6
Year ended 02/29/24	3.09	0.10	0.03	0.13	(0.10)	3.12	4.19	6,206	0.62		0.62		0.47		3.33		26
Year ended 02/28/23	3.27	0.08	(0.19)	(0.11)	(0.07)	3.09	(3.21)	4,570	0.52		0.52		0.46		2.61		59
Year ended 02/28/22	3.34	0.07	(0.06)	0.01	(0.08)	3.27	0.37	6,483	0.49		0.49		0.45		1.97		29
Year ended 02/28/21	3.41	0.09	(0.07)	0.02	(0.09)	3.34	0.70	10,792	0.53		0.54		0.47		2.67		27
Seven months ended 02/29/20	3.32	0.05	0.09	0.14	(0.05)	3.41	4.38	9,052	0.50	(d)	0.56	(d)	0.50	(d)	2.94	(d)	13
Period ended 07/31/19(e)	3.29	0.02	0.03	0.05	(0.02)	3.32	1.44	166	0.60	(d)	0.65	(d)	0.52	(d)	3.09	(d)	36

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Limited Term California Municipal Fund

Notes to Financial Statements

February 29, 2024

NOTE 1–Significant Accounting Policies

Invesco Limited Term California Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are

23	Invesco Limited Term California Municipal Fund

generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

There is a possibility that the credit rating of a municipal security may be downgraded after purchase, which may occur quickly and without advanced warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $100 million	0.500%

Next $150 million	0.450%

Next $1.75 billion	0.400%

Over $2 billion	0.390%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 29, 2024, the effective advisory fee rate incurred by the Fund was 0.41%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the

24	Invesco Limited Term California Municipal Fund

Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2024, IDI advised the Fund that IDI retained $7,430 in front-end sales commissions from the sale of Class A shares and $112,862 and $1,823 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$–	$644,177,311	$ –	$644,177,311
U.S. Dollar Denominated Bonds & Notes	–	–	4,260,000	4,260,000
Total Investments in Securities	–	644,177,311	4,260,000	648,437,311

Other Investments - Assets
Investments Matured	–	13,500	–	13,500
Total Investments	$–	$644,190,811	$4,260,000	$648,450,811

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common

25	Invesco Limited Term California Municipal Fund

officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 29, 2024, the Fund engaged in securities sales of $12,422,698, which resulted in net realized gains (losses) of $(403,753).

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,148.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

Effective February 22, 2024, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.0 billion, collectively by certain Invesco Funds, and which will expire on February 20, 2025. Prior to February 22, 2024, the revolving credit and security agreement permitted borrowings up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 29, 2024, the Fund’s average daily balance of borrowing under the revolving credit and security agreement was $12,473,497 with an average interest rate of 5.45%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:

	2024	2023

Ordinary income*	$477,028	$519,541

Ordinary income-tax-exempt	19,644,425	15,324,324

Total distributions	$20,121,453	$15,843,865

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2024

Undistributed tax-exempt income	$3,764,502

Net unrealized appreciation (depreciation) – investments	(7,618,555)

Temporary book/tax differences	(37,596)

Capital loss carryforward	(87,827,434)

Shares of beneficial interest	754,498,726

Total net assets	$662,779,643

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

26	Invesco Limited Term California Municipal Fund

The Fund has a capital loss carryforward as of February 29, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$23,507,369	$64,320,065	$87,827,434

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $173,012,283 and $228,906,649, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$5,030,660

Aggregate unrealized (depreciation) of investments	(12,649,215)

Net unrealized appreciation (depreciation) of investments	$(7,618,555)

Cost of investments for tax purposes is $656,069,366.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts and amortization and accretion on debt securities, on February 29, 2024, undistributed net investment income was decreased by $147,685 and undistributed net realized gain (loss) was increased by $147,685. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2024(a)		February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	18,376,923	$56,956,423	32,781,609	$102,249,252

Class C	975,475	2,995,746	1,922,795	5,951,041

Class Y	62,461,352	193,774,653	105,744,848	330,647,420

Class R6	1,443,730	4,469,592	695,749	2,140,841

Issued as reinvestment of dividends:
Class A	1,564,158	4,849,511	1,230,812	3,825,625

Class C	96,624	298,004	81,330	251,596

Class Y	2,161,460	6,716,895	1,656,660	5,161,109

Class R6	31,255	96,761	27,680	86,029

Automatic conversion of Class C shares to Class A shares:
Class A	1,294,266	3,992,416	1,396,371	4,357,552

Class C	(1,300,236)	(3,992,416)	(1,402,472)	(4,357,552)

Reacquired:
Class A	(33,663,760)	(104,361,585)	(47,055,768)	(146,760,922)

Class C	(2,198,067)	(6,772,045)	(3,086,171)	(9,584,384)

Class Y	(65,768,358)	(203,810,055)	(109,695,018)	(342,990,032)

Class R6	(967,936)	(2,985,416)	(1,229,377)	(3,872,750)

Net increase (decrease) in share activity	(15,493,114)	$(47,771,516)	(16,930,952)	$(52,895,175)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 75% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

27	Invesco Limited Term California Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Limited Term California Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Limited Term California Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

28	Invesco Limited Term California Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/23)	Ending Account Value (02/29/24)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/24)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,028.00	$4.79	$1,020.14	$4.77	0.95%
Class C	1,000.00	1,021.00	8.54	1,016.41	8.52	1.70
Class Y	1,000.00	1,026.00	3.53	1,021.38	3.52	0.70
Class R6	1,000.00	1,026.30	3.22	1,021.68	3.22	0.64

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

29	Invesco Limited Term California Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	97.63%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30	Invesco Limited Term California Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Limited Term California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.;

Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165

Formerly: Member of the Cartica Funds Board of Directors (private investment fund);

Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis – 1950 Trustee	1998	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Limited Term California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Limited Term California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Limited Term California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

			N/A	N/A

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Limited Term California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Limited Term California Municipal Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1)  Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against/Withheld
(1)* Beth Ann Brown	3,855,663,367.66	110,062,066.68
Carol Deckbar	3,854,692,350.37	111,033,083.98
Cynthia Hostetler	3,854,899,777.40	110,825,656.95
Dr. Eli Jones	3,851,559,246.04	114,166,188.30
Elizabeth Krentzman	3,854,384,766.71	111,340,667.64
Jeffrey H. Kupor	3,852,215,990.93	113,509,443.41
Anthony J. LaCava, Jr.	3,852,430,616.83	113,294,817.52
James Liddy	3,851,980,828.53	113,744,605.81
Dr. Prema Mathai-Davis	3,841,375,126.78	124,350,307.56
Joel W. Motley	3,844,615,100.30	121,010,334.05
Teresa M. Ressel	3,857,013,983.10	108,711,451.24
Douglas Sharp	3,854,226,952.19	111,498,482.16
Robert C. Troccoli	3,843,587,519.49	122,137,914.85
Daniel S. Vandivort	3,849,223,096.55	116,502,337.79

* Proposal 1 required approval by a combined vote of all the portfolios of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds).

T-7	Invesco Limited Term California Municipal Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROLTCAM-AR-1

Annual Report to Shareholders	February 29, 2024

Invesco Limited Term Municipal Income Fund
Nasdaq:
A: ATFAX ∎ A2: AITFX ∎ C: ATFCX ∎ Y: ATFYX ∎ R5: ATFIX ∎ R6: ATFSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

28	Financial Statements

31	Financial Highlights

32	Notes to Financial Statements

37	Report of Independent Registered Public Accounting Firm

38	Fund Expenses

39	Tax Information

T-1	Trustees and Officers

T-7	Proxy Results

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2024, Class A shares of Invesco Limited Term Municipal Income Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond Investment Grade Short Intermediate Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/23 to 2/29/24, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.94%
Class A2 Shares	4.20
Class C Shares	3.17
Class Y Shares	4.20
Class R5 Shares	4.18
Class R6 Shares	4.26
S&P Municipal Bond Index▼ (Broad Market Index)	5.50
S&P Municipal Bond Investment Grade Short Intermediate Index▼ (Style-Specific Index)	3.80
Lipper Short-Intermediate Municipal Debt Funds Index∎ (Peer Group Index)	4.15
Source(s):▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

During the fiscal year ended February 29, 2024, investment grade municipal bonds returned 5.42%, high yield municipal bonds returned 8.30% and taxable municipal bonds returned 4.78%.1

At the beginning of the fiscal year, investors were hopeful for the 2023 calendar year, despite ongoing concerns about inflation and interest rates; however, in March, the focus unexpectedly shifted as Silicon Valley Bank collapsed after a bank run, marking the second-largest bank failure in US history. Fears about the health of the global banking system ensued, and demand for perceived safe-haven asset classes increased, driving down Treasury and municipal yields. Although three other bank failures followed, fears of larger systemic instability faded in the following months.

Debt ceiling concerns dominated most of the second quarter of 2023. The US government could have defaulted on its debt obligations, causing economic fallout across the global economy, had congressional action not been taken in early June. After months of on-and-off negotiations between the White House and congressional leaders, just ahead of the payment deadline, the US Congress passed and President Biden signed into law the Fiscal Responsibility Act, an agreement that suspends the limit on the federal debt ceiling until 2025 in exchange for capping federal spending.

In its efforts to rein in inflation without harming employment or the overall economy, the Federal Reserve Board (the Fed) continued with its most aggressive monetary policy since the 1980s. The Fed raised the federal funds rate in March, May and July, bringing the target rate to 5.50%.2 However, investor sentiment shifted in early November, as the Fed held interest rates steady and publicly backed away from the rate hike it had signaled for December. Bond yields fell, igniting a rally across the fixed income market, including municipal bonds. The rally continued through November and into December as inflation continued to ease, and US economic growth remained contained. In December, the Fed again left interest rates unchanged and adopted a transitory tone, suggesting to market participants that rate cuts might be coming in 2024.2

New municipal supply continued at a slow pace as issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. However, 2024 began with the highest tax-exempt supply seen over a January-February period since 2007: $60 billion.1 This skewed the fiscal year’s new issuance total to $388 billion, up 15% from the previous year’s $338 billion.1 Year-to-date 2024 was also constructive in terms of inflows to municipal funds. Following two years of outsized inflows and outflows, the municipal market began its return to a more normalized trend as we finished the fiscal year.3

As a result of Puerto Rico’s restructuring of $22 billion of general obligation debt in March 2022, marking significant progress towards its long-winded bankruptcy process, the Commonwealth’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% in February 2019 to 17% in March 2022 as the newly restructured bonds reentered the index.1 During the fiscal year, the focus turned to the Puerto Rico Electric and Power Authority (PREPA). As of February 29, 2024, bankruptcy negotiations and U.S. District Court proceedings related to PREPA were ongoing.

Municipal bonds have a long history of low defaults as many are issued to fund essential services to Americans. This continues to be the case as evidenced by S&P rating changes – during calendar year 2023, S&P’s rating activity was positive, with 949 ratings upgraded versus 278 downgraded, translating to more than three upgrades for every downgrade.4 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures, including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the economic challenges while identifying marketplace opportunities to add long-term value for shareholders.

An overweight allocation to the health care sector contributed to relative performance over the fiscal year. An overweight allocation to bonds rated A† and less, also added to relative performance. On a state level, bonds domiciled in Texas contributed to relative performance.

During the fiscal year, underweight exposures to state and local general obligation bonds detracted from relative return. An underweight exposure to AA† bonds also detracted from relative performance. On a state level, bonds domiciled in California detracted from relative performance.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Limited Term Municipal Income Fund and for sharing our long-term investment horizon.

1	Source: Bloomberg LP

2	Source: US Federal Reserve

3	Source: Lipper Inc.

4	Source: Standard & Poor’s

2	Invesco Limited Term Municipal Income Fund

† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

Portfolio manager(s):

Jack Connelly

Josh Cooney

Michael Magee

Tim O’Reilly

Mark Paris

John Schorle

Rebecca Setcavage

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Limited Term Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/14

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Limited Term Municipal Income Fund

Average Annual Total Returns
As of 2/29/24, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	2.60%
10 Years	1.30
5 Years	1.09
1 Year	1.35

Class A2 Shares
Inception (5/11/87)	4.29%
10 Years	1.71
5 Years	1.68
1 Year	3.16

Class C Shares
Inception (6/28/13)	1.14%
10 Years	0.94
5 Years	0.86
1 Year	2.17

Class Y Shares
Inception (10/3/08)	3.12%
10 Years	1.82
5 Years	1.87
1 Year	4.20

Class R5 Shares
Inception (7/30/04)	2.99%
10 Years	1.83
5 Years	1.91
1 Year	4.18

Class R6 Shares
10 Years	1.79%
5 Years	1.94
1 Year	4.26

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum applicable sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1% sales charge. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Limited Term Municipal Income Fund

Supplemental Information

Invesco Limited Term Municipal Income Fund’s investment objective is federal tax-exempt current income.

∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond Investment Grade Short Intermediate Index is an unmanaged index considered representative of investment-grade US municipal bonds with maturities between one and eight years.
∎	The Lipper Short-Intermediate Municipal Debt Funds Index is an unmanaged index considered representative of short-intermediate municipal debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Limited Term Municipal Income Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	76.89%
General Obligation Bonds	15.57
Pre-Refunded Bonds	4.54
Other	3.00

Top Five Debt Holdings

% of total net assets

1. Kentucky (Commonwealth of) Public Energy Authority, Series 2018 A, RB	0.87%

2. Rib Floater Trust, Series 2022-047, VRD RB	0.86

3. Illinois (State of) Toll Highway Authority, Series 2013 A, RB	0.85

4. Washington (State of) Health Care Facilities Authority (Providence Health & Services), Series 2012 A, RB	0.73

5. Texas (State of), Series 2015, Ref. GO Bonds	0.72

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2024.

7	Invesco Limited Term Municipal Income Fund

Schedule of Investments

February 29, 2024

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–98.13%
Alabama–3.23%
Alabama (State of) Economic Settlement Authority; Series 2016 A, RB	4.00%	09/15/2033	$2,150	$ 2,163,355
Black Belt Energy Gas District (The);
Series 2022 B-1, RB(a)	4.00%	10/01/2027	12,950	12,938,947
Series 2023 B, RB(a)	5.25%	12/01/2030	5,000	5,421,778
Black Belt Energy Gas District (The) (No. 4); Series 2019 A-1, RB(a)	4.00%	12/01/2025	17,500	17,537,501
Black Belt Energy Gas District (The) (No. 5); Series 2020 A-1, RB(a)	4.00%	10/01/2026	12,530	12,569,644
Black Belt Energy Gas District (The) (No. 6); Series 2021 B, RB(a)	4.00%	12/01/2026	4,000	4,005,968
Black Belt Energy Gas District (The) (No. 7); Series 2021, RB(a)	4.00%	12/01/2026	15,000	15,022,380
Jefferson (County of), AL;
Series 2024, Ref. RB	5.00%	10/01/2038	4,000	4,460,943
Series 2024, Ref. RB	5.00%	10/01/2039	6,000	6,648,019
Southeast Alabama Gas Supply District (The) (No. 1);
Series 2018 B, RB (1 mo. Term SOFR + 0.90%)(a)(b)(c)	4.55%	04/01/2024	8,625	8,624,304
Series 2018 C, RB (SIFMA Municipal Swap Index + 0.65%)(a)(b)(c)	3.95%	04/01/2024	2,875	2,874,296
Southeast Energy Authority A Cooperative District (No. 3); Series 2022 A-1, RB(a)	5.50%	12/01/2029	3,000	3,212,388
				95,479,523

Alaska–0.22%
Anchorage (Municipality of), AK; Series 2022 A, GO Bonds	5.00%	09/01/2024	1,000	1,009,179
Northern Tobacco Securitization Corp.;
Series 2021 A-1, Ref. RB	4.00%	06/01/2034	2,000	2,087,492
Series 2021 B-1, Ref. RB	4.00%	06/01/2050	3,495	3,540,938
				6,637,609

Arizona–2.62%
Arizona (State of) Industrial Development Authority (Pinecrest Academy of Northern Nevada); Series 2022 A, RB(d)	4.50%	07/15/2029	1,250	1,179,224
Arizona (State of) Industrial Development Authority (Social Bonds);
Series 2023, RB	5.00%	11/01/2028	2,000	2,155,159
Series 2023, RB	5.00%	11/01/2040	1,000	1,091,733
Arizona State University;
Series 2014, RB	5.00%	08/01/2033	2,200	2,209,007
Series 2014, RB	5.00%	08/01/2034	3,320	3,333,592
Series 2014, RB	5.00%	08/01/2044	4,145	4,155,093
Glendale Municipal Property Corp.; Series 2012 C, Ref. RB	4.00%	07/01/2038	100	100,013
La Paz (County of), AZ Industrial Development Authority (Charter School Solutions- Harmony Public Schools); Series 2016 A, RB(d)	5.00%	02/15/2026	455	460,294
Marana (Town of), AZ; Series 2013, Ref. RB(a)(b)	5.00%	05/13/2024	1,400	1,404,288
Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group); Series 2016, Ref. RB	5.00%	01/01/2034	1,010	1,060,903
Series 2016, Ref. RB	5.00%	01/01/2035	5,000	5,245,876
Series 2017 C, RB(a)	5.00%	10/18/2024	7,590	7,656,759
Series 2023 A-1, RB(a)	5.00%	05/15/2026	5,000	5,175,862
Maricopa (County of), AZ Industrial Development Authority (Honorhealth); Series 2019 B, RB(a)	5.00%	09/01/2024	14,500	14,591,388
Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2021, RB(d)	3.00%	07/01/2031	625	574,755
Mesa (City of), AZ;
Series 2014, RB	4.00%	07/01/2038	13,350	13,357,105
Series 2018, RB	5.00%	07/01/2042	4,500	4,774,739
Northern Arizona University; Series 2014, Ref. RB	5.00%	06/01/2040	1,965	1,966,509
Phoenix Civic Improvement Corp.; Series 2017, Ref. RB	5.00%	07/01/2039	5,000	5,177,430
Pima (County of), AZ Industrial Development Authority (Tuscon Country Day School); Series 2007, Ref. RB	5.00%	06/01/2037	715	633,462
University of Arizona Board of Regents (Social Bonds); Series 2022 A, RB	5.00%	07/01/2038	1,150	1,312,726
				77,615,917

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–4.66%
California (State of) Community Choice Financing Authority; Series 2023, RB(a)	5.25%	04/01/2030	$6,000	$ 6,406,094
California (State of) Community Choice Financing Authority (Clean Energy); Series 2024, RB(a)	5.00%	04/01/2032	9,000	9,666,057
California (State of) County Tobacco Securitization Agency (Los Angeles County Securitization Corp.); Series 2020 B-1, Ref. RB	5.00%	06/01/2049	1,420	1,470,670
California (State of) County Tobacco Securitization Agency (Sonoma County Securitization Corp.); Series 2020, Ref. RB	5.00%	06/01/2049	680	705,945
California (State of) Health Facilities Financing Authority (Adventist Health System); Series 2013 A, RB	4.00%	03/01/2033	240	240,043
California (State of) Health Facilities Financing Authority (Sutter Health); Series 2018 A, RB	5.00%	11/15/2048	10,000	10,354,272
California (State of) Housing Finance Agency; Series 2019 A-2, RB	4.00%	03/20/2033	15,191	15,223,429
California (State of) Housing Finance Agency (Social Certificates);
Series 2021 A, RB	3.25%	08/20/2036	5	4,428
Series 2021-2A, Revenue Ctfs. (CEP - FHLMC)	3.75%	03/25/2035	5,814	5,703,687
Series 2023-1, RB	4.38%	09/20/2036	4,976	4,927,031
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Ref. RB	4.00%	06/01/2026	910	900,244
California (State of) Public Finance Authority (Enso Village) (Green Bonds); Series 2021, RB(d)	2.38%	11/15/2028	1,500	1,450,852
California (State of) Public Works Board; Series 2014 B, RB	5.00%	10/01/2034	4,860	4,900,377
Golden State Tobacco Securitization Corp.; Series 2017 A-1, Ref. RB(b)	5.00%	06/01/2025	10,000	10,262,618
Grossmont-Cuyamaca Community College District (Election of 2002); Series 2008 C, GO Bonds (INS - AGC)(e)(f)	0.00%	08/01/2025	3,000	2,858,462
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport); Series 2022 B, RB	5.00%	05/15/2038	4,740	5,515,062
Los Angeles (City of), CA Department of Water & Power;
Series 2014 D, RB	5.00%	07/01/2027	2,000	2,011,162
Series 2014 D, RB	5.00%	07/01/2028	2,550	2,563,898
Series 2015 E, RB	5.00%	07/01/2039	6,500	6,525,479
Los Angeles (County of), CA Public Works Financing Authority; Series 2015 A, RB	5.00%	12/01/2044	14,095	14,204,050
Los Angeles County Development Authority; Series 2021, RB(a)	0.38%	05/01/2024	8,585	8,518,475
Madera Unified School District (2048 School Facilities); Series 2018, COP (INS - BAM)(e)	5.00%	09/01/2034	500	511,376
Northern California Tobacco Securitization Authority; Series 2021 B-1, Ref. RB	4.00%	06/01/2049	1,830	1,885,224
Sacramento (City of), CA Unified School District; Series 2024 B, GO Bonds (INS - BAM)(e)	5.00%	08/01/2038	1,000	1,154,988
San Diego (City of), CA Public Facilities Financing Authority; Series 2016 B, Ref. RB	5.00%	08/01/2038	8,735	9,134,739
San Jose (City of), CA; Series 2017 B, Ref. RB	5.00%	03/01/2042	1,990	2,079,752
Sonoma (County of), CA Junior College District; Series 2016 A, GO Bonds	5.00%	08/01/2041	1,750	1,829,062
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.);
Series 2019, Ref. RB	5.00%	06/01/2037	2,000	2,167,706
Series 2019, Ref. RB	5.00%	06/01/2048	1,000	1,022,952
Tender Option Bond Trust Receipts/Certificates; Series 2021, VRD RB(d)(g)	3.45%	10/01/2049	2,600	2,600,000
West Contra Costa Unified School District (Election of 2005); Series 2008 B, GO Bonds	6.00%	08/01/2027	1,000	1,114,920
				137,913,054

Colorado–1.27%
Arapahoe County School District No 1 Englewood; Series 2017, GO Bonds	5.00%	12/01/2037	1,790	1,865,359
Colorado (State of); Series 2017 J, COP	5.25%	03/15/2042	1,250	1,304,053
Colorado (State of) Health Facilities Authority (Aberdeen Ridge); Series 2021 B, RB	2.13%	05/15/2028	1,000	943,740
Colorado (State of) Health Facilities Authority (CommonSpirit Health); Series 2019 B-2, RB(a)	5.00%	08/01/2026	2,000	2,057,129
Colorado (State of) Health Facilities Authority (Vail Valley Medical Center); Series 2015, RB	5.00%	01/15/2035	2,000	2,061,116
Colorado Springs (City of), CO; Series 2023 B, Ref. RB	5.00%	11/15/2039	2,740	3,157,457
Denver (City & County of), CO; Series 2012 B, RB	4.00%	11/15/2031	1,125	1,125,419
Series 2012 B, RB	5.00%	11/15/2043	2,590	2,591,305
Series 2022 B, RB	5.00%	11/15/2035	1,050	1,233,166
Series 2023 A, Ref. RB	5.00%	11/15/2037	1,300	1,514,104
Series 2023 A, Ref. RB	5.00%	11/15/2038	1,000	1,156,351
Series 2023 A, Ref. RB	5.00%	11/15/2039	1,900	2,186,052
Series 2023 A, Ref. RB	5.00%	11/15/2040	2,375	2,714,233
El Paso (County of), CO School District No. 20; Series 2017, GO Bonds	5.00%	12/15/2033	2,900	3,054,989

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Colorado–(continued)
Elbert & Highway 86 Commercial Metropolitan District; Series 2021 A, Ref. GO Bonds(d)	3.75%	12/01/2029	$500	$ 463,496
Midtown Clear Creek Metropolitan District; Series 2023 A, Ref. GO Bonds (INS - BAM)(e)	5.50%	12/01/2038	1,200	1,388,863
Mulberry Metropolitan District No. 2; Series 2022, RB	7.00%	12/01/2034	1,500	1,565,618
Prairie Center Metropolitan District No. 7; Series 2020, GO Bonds	4.13%	12/15/2036	315	288,977
Public Authority for Colorado Energy; Series 2008, RB	6.25%	11/15/2028	2,000	2,121,604
Vauxmont Metropolitan District;
Series 2019, Ref. GO Bonds (INS - AGM)(e)	5.00%	12/15/2028	125	130,376
Series 2019, Ref. GO Bonds (INS - AGM)(e)	5.00%	12/15/2029	125	130,326
Series 2019, Ref. GO Bonds (INS - AGM)(e)	5.00%	12/15/2030	125	130,265
Weld County School District No. RE-4; Series 2016, GO Bonds	5.25%	12/01/2041	3,090	3,225,307
West Meadow Metropolitan District (Senior Bonds); Series 2023 A, Ref. GO Bonds(d)	6.00%	12/01/2038	1,000	1,042,615
				37,451,920

Connecticut–1.32%
Connecticut (State of);
Series 2020 A, RB	5.00%	05/01/2034	5,000	5,672,053
Series 2021 D, RB	5.00%	11/01/2035	3,430	3,965,832
Connecticut (State of) (Transportation Infrastructure);
Series 2016 A, RB	5.00%	09/01/2030	1,965	2,064,309
Series 2016 A, RB	5.00%	09/01/2036	4,000	4,164,097
Connecticut (State of) Health & Educational Facilities Authority (New Haven Hospital); Series 2014 A, RB	5.00%	07/01/2033	4,710	4,731,803
Connecticut (State of) Health & Educational Facilities Authority (Yale University); Series 2015, Ref. RB(a)	0.38%	07/12/2024	10,650	10,487,435
Connecticut (State of) Housing Finance Authority (Social Bonds); Series 2022, RB (CEP - GNMA)	5.50%	11/15/2052	6,420	6,766,862
New Haven (City of), CT; Series 2018 A, GO Bonds	5.00%	08/01/2025	1,160	1,182,965
				39,035,356

District of Columbia–1.73%
District of Columbia; Series 2015 A, GO Bonds	5.00%	06/01/2035	5,000	5,112,220
Series 2017 A, Ref. GO Bonds	5.00%	06/01/2032	1,000	1,065,403
Series 2020, RB	5.00%	12/01/2033	1,635	1,827,425
Series 2022 A, RB	5.00%	07/01/2036	7,500	8,771,688
Series 2023 A, RB	5.00%	05/01/2039	4,000	4,624,971
Series 2023 A, RB	5.00%	05/01/2040	5,000	5,731,249
District of Columbia (Children’s Hospital Obligated Group); Series 2015, Ref. RB	5.00%	07/15/2040	5,310	5,419,492
District of Columbia Tobacco Settlement Financing Corp.; Series 2001, RB	6.75%	05/15/2040	410	422,829
District of Columbia Water & Sewer Authority; Series 2016 A, Ref. RB	5.00%	10/01/2039	5,250	5,387,168
Washington Metropolitan Area Transit Authority;
Series 2017 B, RB	5.00%	07/01/2042	5,000	5,209,860
Series 2018, RB	5.00%	07/01/2037	1,000	1,051,652
Series 2018, RB	5.00%	07/01/2043	6,250	6,499,765
				51,123,722

Florida–4.53%
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics, Inc.); Series 2014 B, RB	5.00%	12/01/2034	3,815	3,852,214
Brevard (County of), FL Health Facilities Authority (Health First Obligated Group);
Series 2024, Ref. RB	5.00%	04/01/2038	3,565	3,987,413
Series 2024, Ref. RB	5.00%	04/01/2039	5,000	5,559,771
Cape Coral (City of) FL; Series 2017, Ref. RB	5.00%	10/01/2033	1,740	1,837,199
Central Florida Expressway Authority; Series 2016 B, Ref. RB	5.00%	07/01/2033	3,005	3,094,872
Citizens Property Insurance, Inc.; Series 2015 A-1, RB(a)(b)	5.00%	12/01/2024	8,915	9,021,892
Florida Development Finance Corp. (IPS Florida LLC-Idea); Series 2022, RB(d)	5.25%	06/15/2029	1,200	1,224,146
Florida Housing Finance Corp.; Series 2018 2, RB (CEP - GNMA)	4.25%	01/01/2050	2,045	2,043,820
Florida Housing Finance Corp. (Social Bonds); Series 2022-3, RB (CEP - GNMA)	5.50%	01/01/2054	5,525	5,794,076
Hialeah (City of) FL;
Series 2022, Ref. RB	5.00%	10/01/2039	2,640	2,850,027
Series 2022, Ref. RB	5.00%	10/01/2040	2,770	2,982,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Florida–(continued)
Hialeah (City of), FL Utility System; Series 2022, Ref. RB	5.00%	10/01/2034	$2,065	$ 2,304,360
Hillsborough (County of), FL Aviation Authority (Tampa International Airport); Series 2015 A, RB	5.00%	10/01/2044	10,000	10,034,665
Jacksonville (City of), FL; Series 2021 A, RB	5.00%	10/01/2034	1,680	1,935,584
JEA Electric System; Series 2013 C, RB	5.00%	10/01/2037	2,980	2,980,327
Lee (County of), FL Industrial Development Authority (Cypress Cove at Healthpark); Series 2022 B-2, RB	3.25%	10/01/2026	3,450	3,323,441
Miami (City of) & Dade (County of), FL School Board; Series 2015 A, Ref. COP	5.00%	05/01/2032	1,690	1,719,388
Series 2015 D, Ref. COP	5.00%	02/01/2034	1,000	1,030,289
Series 2016 C, Ref. COP	3.25%	02/01/2033	540	538,989
Series 2022 A, GO Bonds (INS - BAM)(e)	5.00%	03/15/2036	7,730	8,943,584
Series 2022 A, GO Bonds (INS - BAM)(e)	5.00%	03/15/2041	1,865	2,087,209
Miami-Dade (County of), FL;
Series 2014 B, Ref. RB	5.00%	10/01/2037	5,000	5,029,895
Series 2016 A, Ref. GO Bonds	5.00%	07/01/2037	2,660	2,744,558
Series 2017 A, RB	5.00%	10/01/2034	5,110	5,222,331
Miami-Dade (County of), FL Expressway Authority;
Series 2013 A, RB	5.00%	07/01/2033	1,000	1,000,308
Series 2016 A, Ref. RB	5.00%	07/01/2032	2,000	2,065,682
Orange (County of), FL Health Facilities Authority (Orlando Health Obligated Group);
Series 2016 A, Ref. RB	5.00%	10/01/2033	2,535	2,644,384
Series 2016 A, Ref. RB	5.00%	10/01/2035	1,210	1,258,123
Series 2016 A, Ref. RB	5.00%	10/01/2036	6,210	6,436,603
Orange (County of), FL School Board; Series 2016 C, Ref. COP	5.00%	08/01/2034	4,475	4,643,476
Palm Beach County School District;
Series 2023 A, COP	5.00%	08/01/2037	1,500	1,743,811
Series 2023 A, COP	5.00%	08/01/2038	1,500	1,727,758
Series 2023 A, COP	5.00%	08/01/2039	2,250	2,582,089
Pinellas (County of), FL Housing Finance Authority (Social Bonds); Series 2021 A, RB (CEP - GNMA)	3.00%	03/01/2052	2,425	2,354,499
Pinellas (County of), FL School Board; Series 2017 A, COP	5.00%	07/01/2037	3,000	3,141,774
Pompano Beach (City of), FL (John Knox Village);
Series 2021 B-1, RB	2.00%	01/01/2029	1,605	1,426,219
Series 2021 B-2, RB	1.45%	01/01/2027	2,700	2,481,742
Seminole County School Board; Series 2016 C, COP	5.00%	07/01/2036	1,000	1,031,111
South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group); Series 2017, Ref. RB	5.00%	08/15/2042	6,000	6,162,931
St. Johns (County of), FL Industrial Development Authority (Vicar’s Landing); Series 2021, Ref. RB	4.00%	12/15/2024	145	144,113
Series 2021, Ref. RB	4.00%	12/15/2025	180	177,409
Series 2021, Ref. RB	4.00%	12/15/2026	185	180,710
Series 2021, Ref. RB	4.00%	12/15/2027	215	208,023
Series 2021, Ref. RB	4.00%	12/15/2028	200	191,576
Series 2021, Ref. RB	4.00%	12/15/2029	220	208,530
Series 2021, Ref. RB	4.00%	12/15/2030	200	187,509
Series 2021, Ref. RB	4.00%	12/15/2031	205	190,030
Wildwood (City of), FL Village Community Development Disctrict No. 15;
Series 2023, RB(d)	4.25%	05/01/2028	700	704,239
Series 2023, RB(d)	4.38%	05/01/2033	1,000	1,017,565
				134,052,444

Georgia–3.04%
Atlanta (City of), GA;
Series 2009 B, RB (INS - AGM)(e)	5.25%	11/01/2027	2,000	2,129,349
Series 2015, Ref. RB	5.00%	11/01/2040	10,000	10,151,411
Atlanta (City of), GA Urban Residential Finance Authority (GE Tower Apartments); Series 2023 B, RB(a)	5.75%	06/01/2025	5,000	4,981,174
Cobb (County of), GA Kennestone Hospital Authority; Series 2017 A, Ref. RAC	5.00%	04/01/2042	5,560	5,706,751

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Georgia–(continued)
Dalton (City of), GA Downtown Development Authority (Hamilton Health Care System); Series 1996, Revenue Ctfs. (INS - NATL)(e)	5.50%	08/15/2026	$1,705	$ 1,749,826
Gainesville (City of) & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.); Series 2017, Ref. RB	5.00%	02/15/2045	6,315	6,452,892
George L Smith II Congress Center Authority (Convention Center Hotel); Series 2021, RB	2.38%	01/01/2031	725	649,353
Main Street Natural Gas, Inc.; Series 2021 A, RB(a)	4.00%	09/01/2027	20,880	20,954,141
Series 2021 C, RB(a)	4.00%	12/01/2028	5,000	4,997,578
Series 2022 C, RB(a)(d)	4.00%	11/01/2027	20,000	19,370,122
Series 2023 C, RB(a)	5.00%	09/01/2030	2,000	2,129,406
Series 2024 A, RB(a)	5.00%	09/01/2031	10,000	10,701,422
				89,973,425

Hawaii–0.83%
Hawaii (State of) Department of Budget & Finance (Hawaii Pacific Obligated Group);
Series 2024, RB	5.00%	07/01/2038	7,240	8,121,212
Series 2024, RB	5.00%	07/01/2039	7,615	8,519,951
Honolulu (City & County of), HI; Series 2012 A, GO Bonds	4.00%	11/01/2036	100	100,039
Series 2017 A, GO Bonds	5.00%	09/01/2041	1,770	1,853,698
Series 2018 A, GO Bonds	5.00%	09/01/2041	2,000	2,139,230
Series 2023, RB(a)	5.00%	06/01/2026	3,625	3,740,624
				24,474,754

Idaho–0.11%
Canyon County School District No. 139 Vallivue;
Series 2015 A, GO Bonds(a)(b)	5.00%	09/15/2025	625	643,779
Series 2015 A, GO Bonds	5.00%	09/15/2034	775	794,749
Idaho (State of) Housing & Finance Association; Series 2023 A, RB	5.00%	08/15/2039	1,650	1,895,867
				3,334,395

Illinois–7.53%
Chicago (City of), IL; Series 2004, Ref. RB	5.00%	11/01/2024	14,440	14,568,406
Series 2008 C, Ref. RB	5.00%	01/01/2035	1,000	1,009,751
Series 2014, RB	5.00%	11/01/2039	10,000	10,058,154
Series 2023 B, Ref. RB (INS - AGM)(e)	5.00%	11/01/2037	1,000	1,129,669
Series 2023 B, Ref. RB (INS - AGM)(e)	5.00%	11/01/2038	1,250	1,403,518
Chicago (City of), IL (O’Hare International Airport); Series 2016 B, Ref. RB	5.00%	01/01/2035	2,500	2,574,340
Series 2016 B, Ref. RB	5.00%	01/01/2041	3,800	3,874,345
Series 2016 C, Ref. RB	5.00%	01/01/2038	1,500	1,536,132
Series 2017 C, Ref. RB	5.00%	01/01/2041	1,000	1,032,993
Series 2017 D, RB	5.25%	01/01/2029	1,665	1,765,115
Series 2017 D, RB	5.25%	01/01/2036	5,000	5,285,186
Series 2017 D, RB	5.25%	01/01/2042	3,925	4,076,777
Series 2022, Ref. RB	5.00%	01/01/2034	1,000	1,160,164
Series 2022, Ref. RB	5.00%	01/01/2035	2,330	2,697,648
Chicago (City of), IL Board of Education; Series 1998 B-1, GO Bonds (INS - NATL)(e)(f)	0.00%	12/01/2025	735	687,605
Cook (County of), IL;
Series 2017, Ref. RB	5.00%	11/15/2037	1,900	1,990,746
Series 2018, Ref. GO Bonds	5.00%	11/15/2034	1,000	1,041,357
Series 2018, Ref. RB	5.25%	11/15/2035	1,000	1,065,163
Cook County Community College District No. 508 (City Colleges of Chicago); Series 2013, GO Bonds (INS - BAM)(e)	5.50%	12/01/2038	6,500	6,518,233
Cook County Township High School District No. 220 Reavis; Series 2012, GO Bonds	3.00%	12/01/2024	1,035	1,028,772
Glen Ellyn (Village of), IL Park District; Series 2023 A, GO Bonds	5.00%	12/15/2024	410	415,234

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Illinois–(continued)
Illinois (State of); Series 2013, RB	5.00%	06/15/2026	$500	$ 500,736
Series 2014, GO Bonds	5.00%	02/01/2025	4,695	4,700,050
Series 2017 D, GO Bonds	5.00%	11/01/2024	3,480	3,514,172
Series 2017 D, GO Bonds	5.00%	11/01/2027	1,065	1,132,913
Series 2020, GO Bonds	5.50%	05/01/2024	3,500	3,510,165
Series 2020, GO Bonds	5.50%	05/01/2025	5,000	5,118,394
Series 2020, GO Bonds	5.50%	05/01/2026	6,750	7,054,656
Illinois (State of) Finance Authority;
Series 2015 A, Ref. RB	5.00%	11/15/2034	1,650	1,675,231
Series 2016 A, Ref. RB	5.00%	10/01/2035	3,750	3,888,817
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2008 A, Ref. RB	5.00%	11/01/2030	2,495	2,604,730
Illinois (State of) Finance Authority (Ascension Health); Series 2016 C, Ref. RB	5.00%	02/15/2036	2,500	2,591,758
Illinois (State of) Finance Authority (DePaul College Prep Foundation);
Series 2023, Ref. RB(d)	4.30%	08/01/2028	1,220	1,232,162
Series 2023, Ref. RB(d)	5.25%	08/01/2038	1,300	1,383,296
Illinois (State of) Finance Authority (The University of Chicago); Series 2015 A, RB	5.00%	10/01/2040	6,440	6,517,450
Illinois (State of) Housing Development Authority; Series 2019 C, RB (CEP - GNMA)	4.00%	10/01/2049	4,105	4,087,533
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2002, RB (INS - NATL)(e)(f)	0.00%	12/15/2032	15,000	10,877,895
Illinois (State of) Municipal Electric Agency; Series 2015 A, Ref. RB	4.00%	02/01/2035	7,430	7,432,243
Illinois (State of) Toll Highway Authority; Series 2013 A, RB(a)(b)	5.00%	04/02/2024	25,075	25,105,474
Series 2014 B, RB(a)(b)	5.00%	04/02/2024	5,000	5,005,878
Series 2014 C, RB	5.00%	01/01/2036	8,170	8,278,973
Series 2015 A, RB	5.00%	01/01/2040	10,500	10,630,456
Series 2015 B, RB	5.00%	01/01/2036	10,000	10,323,095
Series 2017 A, RB	5.00%	01/01/2042	5,825	6,132,721
Kane and DeKalb (Counties of), IL Community Unit School District No. 301; Series 2017, GO Bonds	5.00%	01/01/2033	1,235	1,305,434
Kendall Kane & Will Counties Community Unit School District No. 308; Series 2016, Ref. GO Bonds	5.00%	02/01/2035	1,000	1,021,916
Long Grove (Village of), IL (Sunset Grove); Series 2020, Ref. RB	3.00%	01/01/2026	280	275,420
Series 2020, Ref. RB	3.10%	01/01/2027	290	283,256
Series 2020, Ref. RB	3.25%	01/01/2028	305	300,197
Series 2020, Ref. RB	3.35%	01/01/2029	320	317,438
Series 2020, Ref. RB	3.50%	01/01/2030	330	326,684
Series 2020, Ref. RB	3.60%	01/01/2031	345	342,833
Series 2020, Ref. RB	3.70%	01/01/2032	490	488,212
Peoria (City of), IL Public Building Commission; Series 2019 A, Ref. RB (INS - AGM)(e)	5.00%	12/01/2029	3,430	3,667,059
Railsplitter Tobacco Settlement Authority; Series 2017, RB(b)	5.00%	06/01/2026	5,135	5,352,914
Sales Tax Securitization Corp.; Series 2017 A, Ref. RB	5.00%	01/01/2026	6,525	6,732,900
Springfield (City of), IL; Series 2015, Ref. RB (INS - AGM)(e)	5.00%	03/01/2040	3,905	3,928,553
				222,560,922

Indiana–1.51%
Columbus (City of), IN; Series 2016, Ref. RB (INS - BAM)(e)	1.99%	02/15/2027	6,090	5,850,872
Indiana (State of) Finance Authority; Series 2015, RB	5.00%	03/01/2036	2,480	2,512,363
Indiana (State of) Finance Authority (CWA Authority); Series 2015 A, RB	5.00%	10/01/2024	1,000	1,009,677
Indiana (State of) Finance Authority (Ohio Valley Electrical Corp.); Series 2010 A, RB	3.00%	11/01/2030	4,350	4,065,192
Series 2012 A, RB	4.25%	11/01/2030	3,335	3,355,160
Series 2012 B, RB	3.00%	11/01/2030	2,000	1,869,054
Indiana (State of) Finance Authority (United States Steel Corp.); Series 2021 A, Ref. RB	4.13%	12/01/2026	7,000	6,996,935
Indiana (State of) Housing & Community Development Authority (Social Bonds); Series 2023 A-1, RB (CEP - GNMA)	5.75%	07/01/2053	2,970	3,150,907
Indiana (State of) Municipal Power Agency; Series 2016 A, Ref. RB	5.00%	01/01/2042	8,475	8,663,860

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Indiana–(continued)
Northern Indiana Commuter Transportation District; Series 2016, RB	5.00%	07/01/2041	$7,140	$ 7,285,331
				44,759,351

Iowa–1.07%
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2022, Ref. RB(a)	4.00%	12/01/2032	10,000	10,419,273
Iowa (State of) Tobacco Settlement Authority; Series 2021 B-1, Ref. RB	4.00%	06/01/2049	1,625	1,641,244
PEFA, Inc.; Series 2019, RB(a)	5.00%	09/01/2026	19,250	19,661,501
				31,722,018

Kansas–1.10%
Kansas (State of) Development Finance Authority; Series 2021, Ref. RB(a)	5.00%	11/15/2031	17,450	19,776,108
University of Kansas Hospital Authority (KU Health System); Series 2015, Ref. RB	5.00%	09/01/2045	10,020	10,145,174
Wyandotte (County of) & Kansas City (City of), KS Unified Government; Series 2016 C, RB	5.00%	09/01/2041	2,450	2,513,945
				32,435,227

Kentucky–2.92%
Christian (County of), KY (Jennie Stuart Medical Center, Inc.); Series 2016, Ref. RB	5.00%	02/01/2026	840	854,631
Kentucky (Commonwealth of) Economic Development Finance Authority (Catholic Health Initiatives); Series 2011 B, RB (SIFMA Municipal Swap Index + 1.40%)(a)(c)	4.70%	02/01/2025	2,340	2,341,267
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway); Series 2015 A, RB	5.00%	07/01/2037	4,400	4,435,204
Kentucky (Commonwealth of) Municipal Power Agency;
Series 2015 A, Ref. RB (INS - NATL)(e)	5.00%	09/01/2027	3,380	3,443,577
Series 2015 A, Ref. RB (INS - NATL)(e)	5.00%	09/01/2028	2,870	2,923,566
Kentucky (Commonwealth of) Property & Building Commission (No. 115); Series 2017, RB	5.00%	04/01/2028	1,000	1,064,506
Kentucky (Commonwealth of) Public Energy Authority; Series 2018 A, RB(a)(b)	4.00%	03/15/2024	25,785	25,804,905
Series 2018 C-1, RB(a)	4.00%	06/01/2025	11,970	11,988,301
Series 2019 C, RB(a)	4.00%	02/01/2028	5,075	5,093,668
Series 2023 A-1, Ref. RB(a)	5.25%	02/01/2032	15,000	16,178,637
Series 2024 A, RB(a)	5.00%	07/01/2030	5,455	5,728,427
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.); Series 2016 A, Ref. RB	5.00%	10/01/2033	1,740	1,801,132
Trimble (County of), KY (Louisville Gas & Electric); Series 2002 A, Ref. RB	0.63%	09/01/2026	3,375	3,105,779
Western Kentucky University; Series 2012 A, RB (CEP - Colorado Higher Education Intercept Program)	5.00%	05/01/2032	1,625	1,627,370
				86,390,970

Louisiana–0.77%
Louisiana (State of); Series 2015, RB	5.00%	09/01/2026	2,000	2,054,779
Series 2016 A, GO Bonds	5.00%	09/01/2036	3,000	3,133,789
Series 2022 A, Ref. RB (SOFR + 0.50%)(a)(c)	4.22%	05/01/2026	3,500	3,435,270
Louisiana Housing Corp. (Home Ownership Program); Series 2022 B, RB (CEP - GNMA)	6.00%	12/01/2052	4,125	4,434,962
New Orleans (City of), LA; Series 2015, RB	5.00%	06/01/2026	250	255,802
Series 2015, RB	5.00%	06/01/2027	350	357,951
Series 2015, Ref. GO Bonds	5.00%	12/01/2024	1,000	1,012,579
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolidated Garage System); Series 2018 B, Ref. RB (INS - AGM)(e)	5.00%	10/01/2026	200	210,019
St. John the Baptist (Parish of), LA (Marathon Oil Corp.); Series 2017, Ref. RB(a)	2.10%	07/01/2024	3,000	2,975,439
Tobacco Settlement Financing Corp.; Series 2013 A, Ref. RB	5.25%	05/15/2035	5,000	5,039,765
				22,910,355

Maine–0.05%
Maine (State of) State housing Authority (Social Bonds); Series 2023 B, RB(a)	3.13%	05/01/2024	1,540	1,540,000

Maryland–1.44%
Anne Arundel (County of), MD; Series 2018, GO Bonds	5.00%	10/01/2035	5,125	5,516,495
Baltimore (City of), MD (Water); Series 2014 A, RB	5.00%	07/01/2034	3,635	3,684,498

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Maryland–(continued)
Howard (County of), MD Housing Commission (Social Bonds); Series 2021 A, Ref. RB	1.20%	06/01/2027	$3,000	$ 2,717,593
Series 2021 A, Ref. RB	1.60%	06/01/2029	2,000	1,770,051
Series 2024, RB	4.13%	12/01/2043	1,000	969,469
Maryland (State of) Health & Higher Educational Facilities Authority; Series 2013 A, RB	5.00%	08/15/2027	2,000	2,001,234
Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health); Series 2017 A, RB	5.00%	05/15/2042	3,125	3,194,662
Maryland Economic Development Corp. (CNX Marine Terminal, Inc. - Port of Baltimore Facility); Series 2010, Ref. RB	5.75%	09/01/2025	11,920	12,001,562
Washington (State of) Suburban Sanitary Commission; Series 2015 B, VRD GO Bonds(g)	2.90%	06/01/2024	10,825	10,825,000
				42,680,564

Massachusetts–1.80%
Massachusetts (Commonwealth of); Series 2015 A, Ref. GO Bonds	5.00%	07/01/2035	10,000	10,269,328
Series 2017 A, GO Bonds	5.00%	04/01/2035	7,000	7,433,915
Series 2024 B, Ref. GO Bonds	5.00%	11/01/2038	3,000	3,526,188
Series 2024 B, Ref. GO Bonds	5.00%	11/01/2039	3,500	4,087,944
Massachusetts (Commonwealth of) Clean Water Trust (The) (Green Bonds); Series 2022, RB	5.00%	02/01/2036	1,240	1,453,365
Massachusetts (Commonwealth of) Development Finance Agency; Series 2015 F, Ref. RB	5.00%	08/15/2034	1,750	1,781,461
Series 2016 I, Ref. RB	5.00%	07/01/2036	1,175	1,208,656
Series 2019 A, Ref. RB	5.00%	07/01/2025	845	854,864
Series 2019 A, Ref. RB	5.00%	07/01/2027	2,300	2,342,103
Massachusetts (Commonwealth of) Development Finance Agency (International Charter School); Series 2015, Ref. RB	5.00%	04/15/2025	755	755,714
Massachusetts (Commonwealth of) Development Finance Agency (Mass General Brigham); Series 2024 D, Ref. RB	5.00%	07/01/2038	1,000	1,154,549
Massachusetts (Commonwealth of) Development Finance Agency (Suffolk University); Series 2017, Ref. RB	5.00%	07/01/2024	1,000	1,002,945
Massachusetts (Commonwealth of) School Building Authority; Series 2015 D, Ref. RB	5.00%	08/15/2037	15,000	15,327,700
Massachusetts Clean Water Trust (The);
Series 2023-25B, RB	5.00%	02/01/2039	1,200	1,395,251
Series 2023-25B, RB	5.00%	02/01/2040	500	577,280
				53,171,263

Michigan–4.50%
Byron Center Public Schools; Series 2017 I, GO Bonds	5.00%	05/01/2039	2,290	2,399,519
Grandville Public Schools; Series 2015-II, GO Bonds (INS - AGM)(e)	5.00%	05/01/2040	1,750	1,772,303
Great Lakes Water Authority; Series 2016 C, Ref. RB	5.00%	07/01/2036	1,660	1,717,032
Hudsonville Public Schools; Series 2017, Ref. GO Bonds	5.00%	05/01/2039	1,500	1,575,412
Livonia Public Schools; Series 2016, GO Bonds (INS - AGM)(e)	5.00%	05/01/2040	4,365	4,469,934
Michigan (State of) Building Authority;
Series 2016 I, Ref. RB	5.00%	04/15/2024	1,510	1,512,451
Series 2016 I, Ref. RB	5.00%	04/15/2036	1,540	1,611,141
Michigan (State of) Building Authority (Facilities Program); Series 2015 I, Ref. RB	5.00%	04/15/2038	1,650	1,687,655
Series 2016 I, Ref. RB	5.00%	04/15/2041	3,450	3,569,942
Series 2020, Ref. VRD RB(g)	3.40%	10/15/2042	2,000	2,000,000
Series 2023 I-M, VRD RB(g)	3.40%	04/15/2058	10,000	10,000,000
Michigan (State of) Finance Authority; Series 2020 B-1, Ref. RB	5.00%	06/01/2049	1,425	1,469,283
Michigan (State of) Finance Authority (Beaumont Health Credit Group); Series 2016, RB	5.00%	11/01/2044	11,325	11,488,714
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-3, RB (INS - AGM)(e)	5.00%	07/01/2032	4,500	4,520,274
Series 2015, RB	5.00%	07/01/2035	7,830	7,924,424
Michigan (State of) Finance Authority (Henry Ford Health System);
Series 2016, Ref. RB	5.00%	11/15/2032	2,725	2,839,624
Series 2016, Ref. RB	5.00%	11/15/2037	4,235	4,371,423
Michigan (State of) Finance Authority (McLaren Health Care); Series 2015, Ref. RB	5.00%	05/15/2038	5,000	5,057,047
Michigan (State of) Finance Authority (Trinity Health Credit Group); Series 2017, Ref. RB	5.00%	12/01/2035	1,785	1,884,875

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Michigan–(continued)
Michigan (State of) Housing Development Authority; Series 2024 A, RB	6.00%	06/01/2054	$7,000	$ 7,634,733
Portage Public Schools; Series 2016, Ref. GO Bonds	5.00%	11/01/2035	1,300	1,340,783
Rib Floater Trust; Series 2022-047, VRD RB(d)(g)	2.97%	12/01/2045	25,390	25,390,000
Rochester Community School District; Series 2016 I, GO Bonds	5.00%	05/01/2031	1,500	1,556,562
Troy School District;
Series 2023, GO Bonds	5.00%	05/01/2042	1,335	1,492,741
Series 2023, GO Bonds	5.00%	05/01/2043	1,310	1,458,854
Wayne (County of), MI Airport Authority; Series 2015 D, RB (INS - AGM)(e)	5.00%	12/01/2040	8,165	8,332,461
Wayne (County of), MI Airport Authority (Detroit Metropolitan Wayne County Airport); Series 2018, RB	5.00%	12/01/2037	1,250	1,351,534
Series 2021 A, RB	5.00%	12/01/2034	1,650	1,910,711
Series 2021 A, RB	5.00%	12/01/2036	1,685	1,926,955
Series 2021 A, RB	5.00%	12/01/2038	2,000	2,249,117
Series 2021 A, RB	5.00%	12/01/2039	1,855	2,083,251
Wayne State University;
Series 2015 A, Ref. RB	5.00%	11/15/2033	1,500	1,509,270
Series 2016 A, Ref. RB	5.00%	11/15/2026	2,750	2,862,992
				132,971,017

Minnesota–0.64%
Hennepin (County of), MN; Series 2017 C, GO Bonds	5.00%	12/01/2037	2,750	2,867,064
Minnesota (State of) Higher Education Facilities Authority (Concordia University, St. Paul); Series 2007 Six-Q, VRD RB (LOC - U.S. Bank N.A.)(g)(h)	3.05%	04/01/2037	1,700	1,700,000
Minnesota Agricultural & Economic Development Board (Healthpartners Obligated Group); Series 2024, RB	5.00%	01/01/2037	1,750	2,015,025
Series 2024, RB	5.00%	01/01/2038	1,200	1,369,067
Series 2024, RB	5.00%	01/01/2039	1,255	1,421,759
University of Minnesota;
Series 2014 B, RB	5.00%	01/01/2038	4,500	4,522,650
Series 2016 A, RB	5.00%	04/01/2041	5,000	5,118,571
				19,014,136

Mississippi–0.43%
Mississippi (State of); Series 2015 E, RB	5.00%	10/15/2035	5,430	5,509,142
Mississippi (State of) Hospital Equipment & Facilities Authority (Baptist Memorial Health Care); Series 2016, RB	5.00%	09/01/2036	7,000	7,154,092
				12,663,234

Missouri–1.04%
Jackson County Consolidated School District No. 4; Series 2022, GO Bonds	5.00%	03/01/2037	3,550	3,714,774
Maryland Heights (City of), MO (Westport Plaza Redevelopment); Series 2020, RB	4.13%	11/01/2038	1,200	1,164,569
Missouri (State of) Health & Educational Facilities Authority (Coxhealth); Series 2015 A, Ref. RB	5.00%	11/15/2032	2,615	2,654,600
Series 2015 A, Ref. RB	5.00%	11/15/2033	1,800	1,826,665
Series 2015 A, Ref. RB	5.00%	11/15/2034	3,200	3,246,306
Series 2015 A, Ref. RB	5.00%	11/15/2039	3,200	3,245,449
Missouri (State of) Health & Educational Facilities Authority (Mercy Health);
Series 2012, RB	4.00%	11/15/2042	690	676,463
Series 2018 A, Ref. RB	5.00%	06/01/2026	120	124,907
Missouri (State of) Health & Educational Facilities Authority (St. Luke’s Health System, Inc.); Series 2016, Ref. RB	5.00%	11/15/2031	2,740	2,844,005
Missouri (State of) Housing Development Commission (First Place Homeownership Loan); Series 2023, RB (CEP - GNMA)	5.75%	05/01/2053	3,940	4,190,046
North Kansas City School District No. 74 (Missouri Direct Deposit Program); Series 2022, GO Bonds	5.25%	03/01/2038	2,500	2,895,119
Pattonville R-3 School District; Series 2018 A, GO Bonds	5.00%	03/01/2037	2,095	2,160,574
St. Louis (County of), MO Industrial Development Authority (Friendship Village of Sunset Hills); Series 2012, RB	5.00%	09/01/2032	1,020	1,020,114

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Missouri–(continued)
Taney (County of), MO Industrial Development Authority (Big Cedar Infrastructure); Series 2023, RB(d)	5.00%	10/01/2033	$1,105	$ 1,113,140
				30,876,731

Montana–0.17%
Mizuho Floater/Residual Trust; Series 2020-MIZ9027, VRD Revenue Ctfs. (LOC - Mizuho Capital Markets LLC)(d)(g)(h)	3.67%	01/01/2034	5,000	5,000,000

Nebraska–1.06%
Douglas (County of), NE (Creighton University);
Series 2017, Ref. RB	5.00%	07/01/2025	2,020	2,059,812
Series 2021, Ref. RB (SIFMA Municipal Swap Index + 0.53%)(a)(c)	3.83%	09/01/2026	7,850	7,734,415
Nebraska (State of) Public Power District; Series 2016 C, RB	5.00%	01/01/2036	2,355	2,412,966
Omaha (City of), NE Public Power District;
Series 2015 A, RB	5.00%	02/01/2040	6,000	6,026,753
Series 2017 A, Ref. RB	5.00%	02/01/2042	3,000	3,166,502
Public Power Generation Agency; Series 2016, Ref. RB	5.00%	01/01/2032	5,180	5,368,892
Public Power Generation Agency (Whelan Energy Center Unit 2);
Series 2015, Ref. RB	5.00%	01/01/2031	1,310	1,325,105
Series 2016 A, Ref. RB	5.00%	01/01/2034	3,250	3,367,038
				31,461,483

Nevada–1.55%
Clark (County of), NV; Series 2015, RB	5.00%	07/01/2035	4,500	4,587,715
Clark (County of), NV (Las Vegas McCarran International Airport); Series 2019, Ref. RB	5.00%	07/01/2024	5,000	5,025,458
Clark County School District;
Series 2015 C, Ref. GO Bonds (INS - BAM)(e)	5.00%	06/15/2027	4,000	4,143,769
Series 2022 A, GO Bonds	5.25%	06/15/2035	11,200	13,206,509
Humboldt (County of), N.V.;
Series 2016, Ref. RB	3.55%	10/01/2029	2,760	2,775,269
Series 2016, Ref. RB	3.55%	10/01/2029	3,500	3,515,433
Las Vegas Valley Water District;
Series 2016 B, Ref. GO Bonds	5.00%	06/01/2036	3,750	3,894,406
Series 2022 D, GO Bonds	5.00%	06/01/2036	1,855	2,156,401
Sparks (City of), NV (Tourism Improvement District No. 1); Series 2019 A, Ref. RB(d)	2.75%	06/15/2028	2,550	2,461,922
Washoe (County of), NV (Sierra Pacific Power Corp.); Series 2016, Ref. RB(a)	3.63%	10/01/2029	4,015	4,062,934
				45,829,816

New Hampshire–0.67%
New Hampshire (State of) Business Finance Authority; Series 2020-1A, RB	4.13%	01/20/2034	1,778	1,734,792
New Hampshire (State of) Business Finance Authority (Social Bonds);
Series 2022-1A, RB	4.38%	09/20/2036	8,319	8,214,478
Series 2022-2A, RB	4.00%	10/20/2036	6,753	6,455,731
New Hampshire (State of) Health and Education Facilities Authority; Series 2016, Ref. RB	5.50%	06/01/2036	3,250	3,361,431
				19,766,432

New Jersey–2.80%
Camden (County of), NJ Improvement Authority (The) (Rowan University School of Osteopathic Medicine); Series 2013, Ref. RB(a)(b)	5.00%	05/28/2024	3,800	3,814,212
Gloucester (County of), NJ Improvement Authority (The) (Rowan University);
Series 2024, RB (INS - BAM)(e)	5.00%	07/01/2037	1,100	1,254,507
Series 2024, RB (INS - BAM)(e)	5.00%	07/01/2039	650	730,155
New Jersey (State of) Economic Development Authority;
Series 2016 AAA, RB(a)(b)	5.00%	12/15/2026	1,450	1,537,369
Series 2017 A, Ref. RB (INS - BAM)(e)	5.00%	07/01/2027	5,000	5,270,552
New Jersey (State of) Economic Development Authority (Leap Academy University Charter School, Inc.); Series 2013, RB	6.00%	10/01/2043	1,540	1,541,375
New Jersey (State of) Educational Facilities Authority;
Series 2014 A, RB	5.00%	07/01/2032	1,010	1,015,594
Series 2015 D, Ref. RB	5.00%	07/01/2034	2,090	2,136,574

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New Jersey–(continued)
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group); Series 2017, Ref. RB	5.00%	07/01/2029	$1,120	$ 1,195,369
New Jersey (State of) Health Care Facilities Financing Authority (Inspira Health Obligated Group); Series 2016, Ref. RB	5.00%	07/01/2033	1,000	1,036,368
New Jersey (State of) Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group); Series 2016 A, Ref. RB	5.00%	07/01/2031	5,195	5,447,915
New Jersey (State of) Housing & Mortgage Finance Agency (Social Bonds); Series 2022 I, RB	5.00%	10/01/2053	11,625	12,029,489
New Jersey (State of) Transportation Trust Fund Authority; Series 2016 A-1, RN	5.00%	06/15/2024	4,500	4,519,190
Series 2018 A, Ref. RB	5.00%	12/15/2025	5,000	5,164,289
Series 2018 A, Ref. RN	5.00%	06/15/2029	5,000	5,215,867
Series 2019, Ref. RB	5.00%	12/15/2027	10,250	11,034,557
New Jersey (State of) Turnpike Authority; Series 2015 E, RB	5.00%	01/01/2032	1,210	1,228,531
Series 2015 E, RB	5.00%	01/01/2034	2,100	2,130,259
Series 2017 A, RB	5.00%	01/01/2032	2,105	2,222,810
Series 2017 A, RB	5.00%	01/01/2035	5,995	6,314,713
Tobacco Settlement Financing Corp.;
Series 2018 A, Ref. RB	5.00%	06/01/2025	1,000	1,019,608
Series 2018 A, Ref. RB	5.00%	06/01/2033	6,500	6,982,562
				82,841,865

New Mexico–0.82%
Albuquerque Municipal School District No. 12; Series 2017, GO Bonds	5.00%	08/01/2030	1,250	1,309,765
Farmington (City of), NM (Public Service Co. of New Mexico San Juan); Series 2010, Ref. RB(a)	3.90%	06/01/2028	6,300	6,331,085
Farmington (City of), NM (Southern California Edison); Series 2005 B, Ref. RB	1.80%	04/01/2029	8,000	7,123,134
New Mexico (State of) Finance Authority; Series 2023 A-2, RB	5.00%	06/01/2048	4,300	4,352,327
New Mexico Mortgage Finance Authority (Santa FE Apartments and Sangre De Cristo); Series 2023, RB(a)	5.00%	06/01/2025	5,000	5,031,139
				24,147,450

New York–7.62%
Hempstead (Town of), NY; Series 2019 B, Ref. GO Bonds	5.00%	08/01/2024	1,215	1,224,367
Jefferson Civic Facility Development Corp. (Samaritan Medical Center); Series 2017 A, Ref. RB	5.00%	11/01/2024	1,245	1,250,096
Long Island (City of), NY Power Authority; Series 2014 A, Ref. RB	5.00%	09/01/2044	14,530	14,598,323
Metropolitan Transportation Authority; Series 2016 A, Ref. RB	5.25%	11/15/2034	5,600	5,908,927
Metropolitan Transportation Authority (Green Bonds); Series 2016 A2, Ref. RB	5.00%	11/15/2027	9,000	9,454,817
Series 2017 B, Ref. RB	5.00%	11/15/2024	8,905	9,014,849
Series 2020 E, Ref. RB	5.00%	11/15/2027	3,750	4,023,565
Series 2020 E, Ref. RB	5.00%	11/15/2028	4,000	4,363,342
Monroe County Industrial Development Corp. (St. Ann’s Community); Series 2019, Ref. RB	5.00%	01/01/2040	1,500	1,315,890
Nassau (County of), NY; Series 2016 C, GO Bonds	5.00%	04/01/2033	5,030	5,230,890
New York (City of), NY;
Series 2018 E-1, GO Bonds	5.00%	03/01/2039	3,625	3,856,105
Subseries 2018 F-1, GO Bonds	5.00%	04/01/2040	2,270	2,410,723
Subseries 2022 B-1, GO Bonds	5.00%	10/01/2036	1,495	1,725,346
Subseries 2022 B-1, GO Bonds	5.25%	10/01/2040	4,500	5,158,278
New York (City of), NY Industrial Development Agency (Yankee Stadium);
Series 2006, RB (CPI Rate + 0.87%) (INS - FGIC)(c)(e)	3.96%	03/01/2025	1,025	1,022,399
Series 2006, RB (CPI Rate + 0.88%) (INS - FGIC)(c)(e)	3.97%	03/01/2026	2,725	2,720,224
Series 2006, RB (CPI Rate + 0.89%) (INS - FGIC)(c)(e)	3.98%	03/01/2027	5,500	5,508,068
New York (City of), NY Municipal Water Finance Authority; Series 2016 CC, Ref. RB	5.00%	06/15/2046	4,000	4,118,039

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (City of), NY Transitional Finance Authority;
Series 2014 B-1, RB	5.00%	08/01/2033	$5,000	$5,031,616
Series 2014 D1, RB(a)(b)	5.00%	04/02/2024	10,000	10,011,439
Series 2015 S-1, RB	5.00%	07/15/2037	1,055	1,067,110
Series 2022 A-1, RB	5.00%	08/01/2035	3,500	4,114,163
Series 2022 A-1, RB	5.00%	08/01/2036	4,000	4,654,709
Series 2024 D-1, Ref. RB	5.00%	11/01/2039	1,500	1,749,125
Series 2024 D-1, Ref. RB	5.00%	11/01/2040	900	1,040,461
Subseries 2010 A-4, VRD RB(g)	2.85%	08/01/2039	5,000	5,000,000
Subseries 2014 B-1, RB	5.00%	11/01/2040	9,000	9,013,046
Subseries 2015 B-1, RB	5.00%	11/01/2037	2,825	2,897,555
Subseries 2016 B-1, RB	5.00%	08/01/2038	5,000	5,192,267
Subseries 2016 B-1, RB	5.00%	08/01/2040	5,000	5,180,525
New York (State of) Dormitory Authority; Series 2014 C, RB	5.00%	03/15/2038	2,270	2,271,792
Series 2014 C, RB	5.00%	03/15/2039	2,350	2,351,675
Series 2015 B, RB	5.00%	02/15/2032	1,115	1,132,595
Series 2015 B-B, RB	5.00%	03/15/2035	6,965	7,130,951
New York (State of) Dormitory Authority (New York University); Series 1998 A, RB (INS - NATL)(e)	5.75%	07/01/2027	1,235	1,299,110
New York (State of) Dormitory Authority (North Shore-Long Island Jewish Obligated Group); Series 2015 A, Ref. RB	5.00%	05/01/2037	1,000	1,011,172
New York (State of) Mortgage Agency (Social Bonds); Series 2021, RB	3.25%	10/01/2051	3,750	3,631,858
New York (State of) Utility Debt Securitization Authority; Series 2013 TE, RB(a)(b)	5.00%	03/14/2024	7,000	7,003,044
Series 2016 A, Ref. RB	5.00%	12/15/2033	3,750	3,917,817
Series 2016 A, Ref. RB	5.00%	12/15/2035	7,000	7,305,382
New York City Housing Development Corp. (Sustainability Bonds); Series 2020 I-2, RB (CEP - Federal Housing Administration)(a)	0.70%	05/01/2025	5,000	4,780,345
New York City Housing Development Corp. (Sustainable Development Bonds); Series 2021 F-2, RB (CEP - Federal Housing Administration)(a)	0.60%	07/01/2025	1,965	1,865,728
Series 2022 2B, RB (CEP - Federal Housing Administration)(a)	3.40%	12/22/2026	18,655	18,464,284
New York Liberty Development Corp. (Green Bonds) (4 World Trade Center);
Series 2021 A, Ref. RB	0.95%	11/15/2027	3,000	2,659,894
Series 2021 A, Ref. RB	1.20%	11/15/2028	1,000	878,469
New York State Environmental Facilities Corp.; Series 2015 A, Ref. RB	5.00%	06/15/2034	6,675	6,835,247
New York State Urban Development Corp.; Series 2017 A, Ref. RB	5.00%	03/15/2030	1,450	1,531,664
Rockland Tobacco Asset Securitization Corp.; Series 2001, RB	5.75%	08/15/2043	1,065	1,079,210
Suffolk Tobacco Asset Securitization Corp.; Series 2021, Ref. RB	4.00%	06/01/2050	4,895	4,952,528
TSASC, Inc.; Series 2017 A, Ref. RB	5.00%	06/01/2024	4,500	4,516,565
Westchester County Local Development Corp.; Series 2021, Ref. RB(d)	2.88%	07/01/2026	3,070	3,037,494
				225,513,088

North Carolina–0.77%
Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems); Series 2013 A, Ref. RB	5.00%	01/15/2039	9,540	9,546,872
Series 2016, Ref. RB	5.00%	01/15/2040	6,000	6,119,738
Columbus (County of), NC Industrial Facilities & Pollution Control Financing Authority (International Paper Co.); Series 2019, Ref. RB(a)	2.00%	10/01/2024	850	839,758
North Carolina (State of) Medical Care Commission (Novant Health Obligated Group); Series 2013, Ref. RB	5.00%	11/01/2046	4,260	4,262,297
North Carolina (State of) Medical Care Commission (Wake Forest Baptist Obligated Group); Series 2012 A, RB	4.00%	12/01/2045	230	224,577
North Carolina (State of) Municipal Power Agency No. 1; Series 2015 A, Ref. RB	5.00%	01/01/2027	1,615	1,671,067
				22,664,309

North Dakota–0.13%
Fargo (City of), ND; Series 2023 A, Ref. GO Bonds	5.00%	05/01/2024	1,110	1,112,713
North Dakota (State of) Housing Finance Agency (Social Bonds); Series 2023, RB	5.75%	01/01/2054	2,500	2,675,381
				3,788,094

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–2.56%
American Municipal Power, Inc.; Series 2023, Ref. RB	5.00%	02/15/2038	$6,500	$7,421,452
Series 2023, Ref. RB	5.00%	02/15/2039	3,500	3,953,670
Bowling Green State University; Series 2017 B, Ref. RB	5.00%	06/01/2042	2,205	2,285,018
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Euclid Avenue Development Corp.); Series 2014, Ref. RB	5.00%	08/01/2039	3,010	3,017,575
Franklin (County of), OH (Nationwide Children’s Hospital); Series 2016, Ref. RB	5.00%	11/01/2033	2,610	2,779,422
Greater Cincinnati (Port of), OH Development Authority (IPS Cincinnati LLC); Series 2021, RB(a)	4.38%	06/15/2026	1,500	1,459,809
Ohio (State of);
Series 2017 A, GO Bonds(a)(b)	5.00%	03/15/2024	5,000	5,002,376
Series 2017 A, GO Bonds(a)(b)	5.00%	03/15/2024	3,015	3,016,433
Series 2018 A, GO Bonds	5.00%	06/15/2037	3,195	3,299,160
Series 2019 A, GO Bonds	5.00%	05/01/2036	6,000	6,344,078
Ohio (State of) (University Hospitals Health System, Inc.); Series 2016, Ref. RB	5.00%	01/15/2036	2,500	2,564,522
Ohio (State of) Air Quality Development Authority (Duke Energy Corp.); Series 2020 B, Ref. RB(a)	4.00%	06/01/2027	10,000	10,069,978
Ohio (State of) Air Quality Development Authority (Ohio Valley Electric Corp.); Series 2014 A, RB(a)	2.40%	10/01/2029	4,500	4,007,736
Series 2019 A, Ref. PCR	3.25%	09/01/2029	7,500	7,206,571
Ohio (State of) Higher Educational Facility Commission; Series 2015, Ref. RB	5.00%	07/01/2041	2,500	2,535,431
Series 2017, RB	5.00%	07/01/2042	1,505	1,560,687
Ohio (State of) Higher Educational Facility Commission (University of Dayton); Series 2015 A, Ref. RB	5.00%	12/01/2036	2,135	2,177,405
Ohio (State of) Housing Finance Agency;
Series 2017 A, RB (CEP - GNMA)	4.10%	03/01/2042	535	526,199
Series 2018 A, RB (CEP - GNMA)	4.00%	09/01/2048	785	739,937
University of Cincinnati; Series 2016 C, RB	5.00%	06/01/2041	1,400	1,444,099
Warren (County of), OH Port Authority (Corridor 75 Park); Series 2022 B, RB	4.75%	12/01/2034	1,035	1,059,957
Warren County Port Authority; Series 2023, RB	5.25%	12/01/2034	3,265	3,378,168
				75,849,683

Oklahoma–0.42%
Grand River Dam Authority; Series 2023, RB	5.00%	06/01/2038	3,100	3,548,387
Series 2023, RB	5.00%	06/01/2039	3,250	3,686,079
Oklahoma (County of), OK Finance Authority; Series 2024, RB (INS - BAM)(e)	5.00%	10/01/2037	1,000	1,159,157
Series 2024, RB (INS - BAM)(e)	5.00%	10/01/2038	1,000	1,148,936
Series 2024, RB (INS - BAM)(e)	5.00%	10/01/2039	1,150	1,316,361
Oklahoma (State of) Turnpike Authority; Series 2017 A, RB	5.00%	01/01/2042	1,530	1,554,880
				12,413,800

Ontario–0.08%
Affordable Housing Tax-Exempt Bond Pass-Thru Trust; Series 2023-1, RB(d)	6.00%	10/05/2040	2,242	2,312,740

Oregon–0.66%
Multnomah (County of), OR Hospital Facilities Authority (Green Bonds);
Series 2021 B, Ref. RB	1.20%	06/01/2028	1,100	967,474
Series 2021 B2, Ref. RB	0.95%	06/01/2027	710	641,940
Oregon (State of); Series 2016, GO Bonds	5.00%	05/01/2041	3,670	3,781,274
Series 2023, GO Bonds	5.00%	06/01/2041	2,000	2,283,181
Oregon Health & Science University; Series 2016 B, Ref. RB	5.00%	07/01/2036	3,270	3,375,426
Series 2016 B, Ref. RB	5.00%	07/01/2038	2,035	2,094,186
Portland (City of), OR; Series 2019 A, RB	5.00%	05/01/2033	2,000	2,249,847
Portland Community College District; Series 2018, GO Bonds	5.00%	06/15/2032	1,680	1,755,447
Washington & Multnomah Counties School District No. 48J Beaverton; Series 2017 D, GO Bonds (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2035	2,170	2,306,542

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oregon–(continued)
Yamhill (County of), OR Hospital Authority (Friendsview); Series 2021 B-2, RB	2.13%	11/15/2027	$80	$77,103
				19,532,420

Pennsylvania–3.00%
Allegheny (County of), PA Higher Education Building Authority (Carnegie Mellon University); Series 2022, Ref. RB (SOFR + 0.29%)(a)(c)	4.01%	08/01/2027	1,000	989,380
Allegheny (County of), PA Hospital Development Authority; Series 2018, Ref. RB	5.00%	04/01/2035	2,150	2,270,578
Allegheny (County of), PA Industrial Development Authority (United States Steel Corp.); Series 2019, Ref. RB	5.13%	05/01/2030	4,350	4,558,893
Allegheny (County of), PA Sanitary Authority; Series 2018, RB	5.00%	06/01/2043	5,000	5,283,640
Canon Mcmillan School District; Series 2014 D, GO Bonds (INS - BAM)(e)	5.00%	12/15/2038	2,750	2,769,010
Commonwealth Financing Authority; Series 2018, RB	5.00%	06/01/2024	3,520	3,530,395
Series 2018, RB	5.00%	06/01/2025	1,980	2,016,182
Series 2018, RB	5.00%	06/01/2026	2,000	2,072,982
Delaware (State of) River Port Authority; Series 2013, RB	5.00%	01/01/2037	10,500	10,527,404
Monroeville Finance Authority;
Series 2023 C, Ref. RB	5.00%	05/15/2035	1,000	1,143,815
Series 2023 C, Ref. RB	5.00%	05/15/2039	1,000	1,093,750
Montgomery (County of), PA Industrial Development Authority; Series 2023, RB(a)	4.10%	04/03/2028	7,000	7,182,382
Montgomery (County of), PA Industrial Development Authority (Constellation Energy); Series 2023 B, Ref. RB	4.10%	06/01/2029	1,550	1,600,873
Pennsylvania (Commonwealth of); Series 2018 A, Ref. COP	5.00%	07/01/2037	1,600	1,696,389
Pennsylvania (Commonwealth of) Economic Development Financing Authority; Series 2023 A-2, RB	5.00%	05/15/2039	800	885,481
Series 2023 B, Ref. RB	5.00%	05/15/2039	1,000	1,106,852
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015, Ref. RB	5.00%	09/01/2039	5,000	5,037,899
Pennsylvania (Commonwealth of) Housing Finance Agency (Social Bonds); Series 2021, Ref. RB	3.00%	10/01/2051	8,738	8,521,593
Pennsylvania (Commonwealth of) Public School Building Authority (Delaware County Community college); Series 2023, RB (INS - BAM)(e)	4.13%	10/01/2048	5,005	4,674,841
Pennsylvania (Commonwealth of) Turnpike Commission; Series 2016 B, Ref. RB	5.00%	06/01/2033	1,345	1,393,202
Series 2016, Ref. RB	5.00%	12/01/2033	2,000	2,085,888
Series 2016, Ref. RB	5.00%	12/01/2034	2,525	2,623,251
Series 2019 A, RB	5.00%	12/01/2028	2,000	2,194,366
Series 2022 A, Ref. RB	5.00%	12/01/2035	1,500	1,753,803
Series 2022 A, Ref. RB	5.00%	12/01/2036	1,455	1,687,662
Pennsylvania State University (The); Series 2015 B, Ref. RB	5.00%	09/01/2034	1,000	1,025,771
Philadelphia (City of), PA; Series 2017 A, RB	5.00%	10/01/2037	1,975	2,092,461
State College Area School District; Series 2018, GO Bonds	5.00%	05/15/2044	6,450	6,814,182
				88,632,925

Puerto Rico–1.99%
Children’s Trust Fund; Series 2002, RB	5.50%	05/15/2039	6,030	6,047,046
Series 2002, RB	5.63%	05/15/2043	900	910,493
Puerto Rico (Commonwealth of); Series 2021 A-1, GO Bonds	5.38%	07/01/2025	20,420	20,732,915
Series 2021 A-1, GO Bonds	5.63%	07/01/2027	4,240	4,479,314
Series 2021 A-1, GO Bonds	5.63%	07/01/2029	3,632	3,939,047
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2004 PP, Ref. RB (INS - NATL)(e)	5.00%	07/01/2025	300	300,061
Series 2005 RR, RB (INS - SGI)(e)	5.00%	07/01/2026	4,000	3,980,892
Series 2005 SS, Ref. RB (INS - NATL)(e)	5.00%	07/01/2024	5,645	5,646,232
Series 2005 SS, Ref. RB (INS -NATL)(e)	5.00%	07/01/2025	355	355,137
Series 2007 TT, RB (INS - NATL)(e)	5.00%	07/01/2026	270	270,159

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB(f)	0.00%	07/01/2024	$5,087	$5,031,223
Series 2018 A-1, RB(f)	0.00%	07/01/2027	5,752	5,100,198
Series 2018 A-1, RB(f)	0.00%	07/01/2033	2,755	1,927,044
				58,719,761

Rhode Island–1.01%
Rhode Island Health & Educational Building Corp. (Brown University); Series 2023, Ref. RB	5.00%	09/01/2041	4,030	4,649,659
Series 2023, Ref. RB	5.00%	09/01/2042	4,155	4,769,815
Rhode Island Health and Educational Building Corp. (University of Rhode Island - Auxiliary Enterprise); Series 2009 B, RB (INS - AGC)(e)	5.25%	09/15/2029	1,100	1,100,591
Tobacco Settlement Financing Corp.; Series 2015 A, Ref. RB	5.00%	06/01/2026	1,145	1,164,512
Series 2015 A, Ref. RB	5.00%	06/01/2027	6,810	6,931,037
Series 2015 B, Ref. RB	4.50%	06/01/2045	9,355	9,371,219
Series 2015 B, Ref. RB	5.00%	06/01/2050	2,000	2,009,932
				29,996,765

South Carolina–0.38%
Charleston County Airport District; Series 2019, RB	5.00%	07/01/2043	3,050	3,266,368
Coastal Carolina University; Series 2014, RB	5.00%	06/01/2034	1,355	1,360,468
Dorchester (County of), SC; Series 2023, RB	5.25%	10/01/2043	1,590	1,583,036
South Carolina (State of) Jobs-Economic Development Authority; Series 2020, RB(a)	5.00%	10/01/2025	5,000	5,110,044
				11,319,916

South Dakota–0.37%
South Dakota (State of) Health & Educational Facilities Authority (Avera Health); Series 2019 A, Ref. RB(a)	5.00%	07/01/2024	5,000	5,003,794
South Dakota Conservancy District;
Series 2014 B, RB	5.00%	08/01/2031	3,020	3,041,941
Series 2014 B, RB	5.00%	08/01/2032	2,765	2,785,089
				10,830,824

Tennessee–1.66%
Metropolitan Nashville Airport Authority (The); Series 2015 A, RB	5.00%	07/01/2045	4,000	4,046,485
Nashville (City of) & Davidson (County of), TN Metropolitan Government; Series 2014 A, RB(a)(b)	5.00%	05/15/2024	1,000	1,003,153
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center); Series 2016 A, RB	5.00%	07/01/2035	20,330	20,868,379
Shelby (County of), TN Health, Educational & Housing Facilities Board (Methodist Le Bonheur Healthcare); Series 2017, RB	5.00%	05/01/2035	1,500	1,567,691
Tennessee (State of); Series 2023 A, GO Bonds	5.00%	05/01/2039	11,410	13,222,401
Tennessee Energy Acquisition Corp.; Series 2018, RB(a)	4.00%	11/01/2025	3,420	3,430,824
Tennessee Housing Development Agency (Social Bonds); Series 2022, RB	5.50%	01/01/2053	4,730	4,959,174
				49,098,107

Texas–12.56%
Aldine Independent School District; Series 2024, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2038	1,100	1,284,301
Series 2024, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2039	1,000	1,159,436
Arlington Higher Education Finance Corp. (Basis Texas Charter Schools, Inc.); Series 2021, RB(a)(d)	4.50%	06/15/2026	1,400	1,399,816
Series 2023, RB(a)(d)	4.88%	06/15/2026	1,500	1,511,866

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Austin (City of), TX; Series 2017, Ref. RB	5.00%	11/15/2031	$1,000	$1,050,474
Series 2017, Ref. RB	5.00%	11/15/2042	2,500	2,624,922
Series 2022, Ref. RB	5.00%	11/15/2035	1,250	1,465,188
Series 2022, Ref. RB	5.00%	11/15/2036	1,500	1,741,958
Series 2022, Ref. RB	5.00%	11/15/2037	1,250	1,439,357
Series 2022, Ref. RB	5.00%	11/15/2038	1,750	1,999,436
Series 2023, Ref. RB	5.00%	11/15/2035	16,000	18,952,061
Series 2023, Ref. RB	5.00%	11/15/2041	2,630	2,980,555
Austin Convention Enterprises, Inc.; Series 2017, Ref. RB	5.00%	01/01/2025	500	501,115
Series 2017, Ref. RB	5.00%	01/01/2025	400	398,972
Austin Independent School District; Series 2022 B, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/01/2032	2,080	2,406,781
Boerne Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)(a)	3.85%	12/01/2027	4,430	4,512,411
Bridge City Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2035	2,385	2,727,243
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2036	1,610	1,826,249
Carrollton (City of) TX; Series 2023, Ref. GO Bonds	5.00%	08/15/2038	1,940	2,198,517
Central Texas Regional Mobility Authority; Series 2021 B, RB	5.00%	01/01/2033	1,225	1,360,490
Corpus Christi Independent School District; Series 2015, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2037	4,000	4,075,064
Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2039	1,305	1,479,470
Crockett County Consolidated Common School District No. 1; Series 2023, GO Bonds (INS - AGM)(e)	5.00%	08/15/2037	1,695	1,706,592
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport); Series 2022 B, Ref. RB	5.00%	11/01/2038	4,500	5,139,162
Dallas (City of), TX (Dallas, Denton, Collin and Rockwall Counties); Series 2016 A, Ref. RB	5.00%	10/01/2041	1,000	1,022,809
Dallas College; Series 2022, GO Bonds	5.00%	02/15/2037	3,720	3,805,349
Denton (City of) TX; Series 2017, RB	5.00%	12/01/2036	6,850	7,081,707
Denton (City of), TX; Series 2017, RB	5.00%	12/01/2032	3,000	3,133,653
Dickinson Independent School District; Series 2000, Ref. GO Bonds (CEP - Texas Permanent School Fund)	6.00%	02/15/2028	7,070	7,649,897
El Paso (City of), TX; Series 2016, GO Bonds	5.00%	08/15/2028	3,000	3,109,881
Forney Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2041	3,800	4,233,832
Fort Worth Independent School District;
Series 2024, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2038	1,000	1,172,234
Series 2024, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2039	1,000	1,159,436
Garland (City of), TX; Series 2016 B, RB	5.00%	03/01/2034	1,000	1,030,831
Gregory-Portland Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2039	8,030	8,995,429
Harris (County of), TX; Series 2016 A, Ref. RB	5.00%	08/15/2034	1,685	1,756,541
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System); Series 2016, RB	5.00%	07/01/2038	2,675	2,759,030
Harris County Cultural Education Facilities Finance Corp. (Teco Project); Series 2017, Ref. RB	5.00%	11/15/2033	3,675	3,877,909
Harris County Flood Control District (Sustainability Bonds); Series 2022 A, GO Bonds	5.25%	10/01/2036	2,100	2,485,771
Series 2022 A, GO Bonds	5.25%	10/01/2037	2,500	2,935,516
Harris County Industrial Development Corp. (Energy Transfer L.P.); Series 2023, Ref. RB(a)	4.05%	06/01/2033	4,725	4,793,787
Houston (City of), TX; Series 2015 A, Ref. RB	5.00%	11/15/2036	19,740	20,254,626
Series 2016 B, Ref. RB	5.00%	11/15/2036	12,000	12,459,240
Series 2017 A, Ref. GO Bonds	5.00%	03/01/2029	6,000	6,372,031
Series 2018 B, Ref. RB	5.00%	07/01/2043	2,000	2,117,193
Lake Travis Independent School District; Series 2023, GO Bonds	5.00%	02/15/2039	3,375	3,760,848
Lamar Consolidated Independent School District; Series 2018, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2043	11,000	11,416,183

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Leander Independent School District; Series 2014 D, Ref. GO Bonds (CEP - Texas Permanent School Fund)(f)	0.00%	08/15/2027	$2,040	$1,779,068
Series 2015 A, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2040	3,000	3,032,641
Lower Colorado River Authority (LCRA Transmission Services Corp.); Series 2019, Ref. RB	5.00%	05/15/2039	1,210	1,265,775
Series 2019, Ref. RB	5.00%	05/15/2040	1,000	1,043,316
Magnolia Independent School District; Series 2023, GO Bonds	5.00%	08/15/2040	2,280	2,546,844
New Hope Cultural Education Facilities Finance Corp. (Jubilee Academic Center); Series 2021, Ref. RB(d)	4.00%	08/15/2026	660	650,769
Series 2021, Ref. RB(d)	4.00%	08/15/2027	520	511,447
Series 2021, Ref. RB(d)	4.00%	08/15/2028	540	528,790
Series 2021, Ref. RB(d)	4.00%	08/15/2030	1,405	1,356,875
New Hope Cultural Education Facilities Finance Corp. (Outlook at Windhaven (The)); Series 2022 B3, RB	4.25%	10/01/2026	3,500	3,472,136
North Texas Tollway Authority; Series 2015 A, Ref. RB	5.00%	01/01/2034	5,000	5,060,262
Series 2016 A, Ref. RB	5.00%	01/01/2039	7,140	7,336,463
Series 2017 A, Ref. RB	5.00%	01/01/2039	8,090	8,532,690
Northwest Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2039	2,580	2,917,170
Pasadena Independent School District; Series 2018, GO Bonds(b)	5.00%	02/15/2039	1,075	1,140,070
Pecos Barstow Toyah Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2037	1,300	1,384,651
Pflugerville Independent School District; Series 2023 A, GO Bonds	5.00%	02/15/2039	1,295	1,454,579
Plano Independent School District; Series 2023, GO Bonds	5.00%	02/15/2035	2,600	3,046,895
Port Aransas Independent School District; Series 2023 A, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2036	1,380	1,605,312
Port Arthur (Port of), TX Navigation District; Subseries 2010, VRD RB(g)	3.52%	11/01/2040	11,825	11,825,000
Pottsboro Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2040	1,200	1,334,848
Salado Independent School District; Series 2024, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2039	1,300	1,477,239
San Antonio (City of), TX; Series 2017, RB	5.00%	02/01/2033	1,000	1,066,875
Sienna Management District; Series 2021, GO Bonds (INS - BAM)(e)	2.00%	10/15/2029	535	490,557
Series 2021, GO Bonds (INS - BAM)(e)	2.00%	10/15/2030	555	500,241
Series 2021, GO Bonds (INS - BAM)(e)	2.00%	10/15/2031	575	508,594
Series 2021, GO Bonds (INS - BAM)(e)	2.00%	10/15/2032	595	516,134
Socorro Independent School District; Series 2018, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2041	2,555	2,667,454
Spring Branch Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/01/2035	2,000	2,321,252
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/01/2036	2,565	2,960,570
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/01/2037	2,000	2,289,468
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/01/2038	2,250	2,554,228
Tarrant County Cultural Education Facilities Finance Corp. (Texas Health Resources System); Series 2016 A, Ref. RB	5.00%	02/15/2041	19,835	20,370,117
Temple (City of), TX; Series 2018 A, RB	5.00%	08/01/2028	1,125	1,138,164
Texarkana Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2039	1,400	1,584,271
Texas (State of); Series 2015 B, Ref. GO Bonds	5.00%	10/01/2036	2,700	2,758,181
Series 2015, Ref. GO Bonds	5.00%	10/01/2036	21,000	21,452,516
Series 2022 B, Ref. GO Bonds	5.00%	08/01/2038	3,100	3,146,867
Texas (State of) (Water Financial Assistance); Series 2022 B, Ref. GO Bonds	5.00%	08/01/2041	5,000	5,052,330
Texas (State of) Public Finance Authority; Series 2023, RB (INS - BAM)(e)	5.25%	05/01/2036	700	784,223
Series 2023, RB (INS - BAM)(e)	5.25%	05/01/2037	500	558,271
Series 2023, RB (INS - BAM)(e)	5.25%	05/01/2038	500	551,791
Series 2023, RB (INS - BAM)(e)	5.25%	05/01/2039	565	619,919

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Texas (State of) Transportation Commission (Central Texas Turnpike System); Series 2012 A, Ref. RB	4.00%	08/15/2038	$350	$342,922
Series 2015 C, Ref. RB	5.00%	08/15/2031	14,275	14,355,323
Series 2015 C, Ref. RB	5.00%	08/15/2033	5,000	5,027,278
Series 2015 C, Ref. RB	5.00%	08/15/2034	8,550	8,595,811
Series 2015 C, Ref. RB	5.00%	08/15/2037	1,875	1,883,581
Texas (State of) Water Development Board; Series 2015 A, RB	5.00%	10/15/2040	6,195	6,322,690
Series 2017 A, RB	5.00%	10/15/2042	5,000	5,272,233
Texas (State of) Water Development Board (State Water Implementation Fund); Series 2015 A, RB	5.00%	10/15/2031	2,875	2,961,147
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, RB	6.25%	12/15/2026	1,070	1,111,198
Trinity River Authority; Series 2017, Ref. RB	5.00%	08/01/2034	1,200	1,277,561
Waco Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2039	1,000	1,130,530
West Travis County Public Utility Agency; Series 2017, Ref. RB (INS - BAM)(e)	5.00%	08/15/2030	1,000	1,073,084
Wylie Independent School District; Series 2024, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2039	1,435	1,628,259
				371,501,649

Utah–0.55%
Salt Lake City (City of), UT; Series 2017 B, RB	5.00%	07/01/2042	6,100	6,331,804
Utah (State of) Building Ownership Authority (Master Lease Program); Series 2022, RB	5.00%	05/15/2036	2,735	3,156,772
Utah Telecommunication Open Infrastructure Agency; Series 2022, Ref. RB	5.25%	06/01/2033	1,000	1,167,129
Series 2022, Ref. RB	5.25%	06/01/2034	1,000	1,166,188
Series 2022, Ref. RB	5.25%	06/01/2035	1,000	1,166,714
Series 2022, Ref. RB	5.25%	06/01/2037	2,770	3,194,727
				16,183,334

Vermont–0.04%
Vermont (State of) Educational & Health Buildings Financing Agency (University of Vermont Medical Center (The)); Series 2016 A, Ref. RB	5.00%	12/01/2032	1,120	1,158,662

Virgin Islands–0.11%
Virgin Islands (Government of) Public Finance Authority (Garvee); Series 2015, RB(d)	5.00%	09/01/2024	1,650	1,657,117
Series 2015, RB(d)	5.00%	09/01/2025	1,500	1,507,121
				3,164,238

Virginia–0.78%
Chesapeake Bay Bridge & Tunnel District; Series 2016, RB (INS - AGM)(e)	5.00%	07/01/2041	4,910	5,047,815
Hampton (City of), VA Roads Transportation Accountability Commission; Series 2021 A, RB(b)	5.00%	07/01/2026	5,000	5,227,325
Hampton Roads Sanitation District; Series 2016 B, Ref. VRD RB(g)	3.15%	08/01/2046	6,535	6,535,000
Virginia (Commonwealth of) Housing Development Authority; Subseries 2012 C-2, RB	3.45%	04/01/2038	3,290	3,074,511
Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay); Series 2023 B-3, RB	5.38%	09/01/2029	3,150	3,252,493
				23,137,144

Washington–6.61%
Central Puget Sound Regional Transit Authority (Green Bonds); Series 2016 S-1, RB	5.00%	11/01/2041	8,990	9,335,245
Energy Northwest; Series 2014, Ref. RB	5.00%	07/01/2040	7,000	7,015,849
Energy Northwest (Columbia Generating Station); Series 2014, Ref. RB	5.00%	07/01/2031	8,150	8,183,802
Series 2022, Ref. RB	5.00%	07/01/2033	16,300	19,195,046
Lewis & Thurston (Counties of), WA Centralia School District No. 401; Series 2017, GO Bonds (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2039	3,795	3,919,315
Seattle (City of), WA; Series 2023 A, Ref. RB	5.00%	03/01/2039	4,260	4,879,084
Series 2023 B, Ref. VRD RB (LOC - Td Bank N.A.)(g)(h)	3.09%	11/01/2046	6,000	6,000,000
Seattle (Port of), WA; Series 2015 B, Ref. RB	5.00%	03/01/2033	4,545	4,570,340
Series 2017, GO Bonds	5.00%	01/01/2036	4,000	4,214,292

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–(continued)
Snohomish (County of), WA Public Utility District No. 1; Series 2015, RB	5.00%	12/01/2040	$2,075	$2,109,132
Tacoma (City of), WA; Series 2024 B, Ref. RB	5.00%	01/01/2038	1,000	1,163,396
University of Washington; Series 2016 A, Ref. RB	5.25%	12/01/2046	10,850	11,249,628
Washington (State of); Series 2015 A-1, GO Bonds	5.00%	08/01/2026	4,860	4,894,715
Series 2015 B, GO Bonds	5.00%	02/01/2039	1,575	1,593,310
Series 2016 B, GO Bonds	5.00%	08/01/2040	2,500	2,588,505
Series 2016 B, Ref. GO Bonds	5.00%	07/01/2032	1,180	1,222,488
Series 2016 C, GO Bonds	5.00%	02/01/2036	1,425	1,475,052
Series 2017 A, COP	5.00%	07/01/2033	2,100	2,238,149
Series 2017 A, GO Bonds	5.00%	08/01/2033	1,075	1,125,484
Series 2017 A, GO Bonds	5.00%	08/01/2036	1,230	1,282,227
Washington (State of) (Bid Group 2); Series 2022 A-2, GO Bonds	5.00%	08/01/2039	10,000	11,397,527
Washington (State of) Economic Development Finance Authority; Series 2014, Ref. RB	4.00%	06/01/2035	4,140	4,120,111
Washington (State of) Health Care Facilities Authority;
Series 2015 A, RB	5.00%	08/15/2034	2,170	2,203,804
Series 2015 B, Ref. RB	5.00%	10/01/2038	10,790	10,912,501
Washington (State of) Health Care Facilities Authority (Catholic Health Initiatives); Series 2013, RB (SIFMA Municipal Swap Index + 1.40%)(a)(c)	4.70%	01/01/2025	5,650	5,650,929
Washington (State of) Health Care Facilities Authority (Central Washington Health Services Association); Series 2015, Ref. RB	5.00%	07/01/2024	1,065	1,068,828
Washington (State of) Health Care Facilities Authority (Commonspirit Health); Series 2019 B-1, Ref. RB(a)	5.00%	08/01/2024	11,685	11,690,725
Washington (State of) Health Care Facilities Authority (Providence Health & Services); Series 2012 A, RB	5.00%	10/01/2032	1,940	1,940,498
Series 2012 A, RB	4.00%	10/01/2034	17,500	17,062,714
Series 2012 A, RB	4.25%	10/01/2040	2,450	2,357,065
Series 2012 A, RB	5.00%	10/01/2042	21,650	21,654,531
Series 2014 D, Ref. RB	5.00%	10/01/2041	5,000	4,928,358
Washington (State of) Housing Finance Commission (Social Certificates); Series 2021-1A, Revenue Ctfs.	3.50%	12/20/2035	2,332	2,190,190
				195,432,840

West Virginia–0.17%
Monogalia (County of), WV (Development Disctict No. 4 - University Town Centre); Series 2023, Ref. RB(d)	5.00%	06/01/2033	1,000	1,035,808
West Virginia (State of) Hospital Finance Authority (West Virginia University Health System Obligated Group); Series 2023, RB	5.00%	06/01/2038	1,105	1,224,424
Series 2023, RB	5.00%	06/01/2039	1,125	1,241,590
West Virginia (State of) State School Building Authority; Series 2016 A, RB	5.00%	07/01/2027	1,595	1,631,648
				5,133,470

Wisconsin–1.23%
Public Finance Authority; Series 2023, RB(d)	5.75%	07/01/2033	485	501,557
Series 2023, RB(d)	6.63%	07/01/2043	650	671,740
Southern Door County School District; Series 2023 A, GO Bonds	5.00%	03/01/2024	1,405	1,405,000
Wisconsin (State of) Health & Educational Facilities Authority (Advocate Aurora Health Credit Group); Series 2018, Ref. RB(a)	5.00%	01/29/2025	4,600	4,655,149
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Health Credit Group); Series 2016 A, Ref. RB	5.00%	11/15/2039	3,745	3,836,190
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Senior Credit Group); Series 2016, Ref. RB	5.00%	11/15/2036	5,000	5,146,484
Wisconsin (State of) Health & Educational Facilities Authority (Forensic Science and Protective Medicine Facility); Series 2024, RB(d)	5.00%	08/01/2027	10,000	10,247,124
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance); Series 2012, RB	5.00%	06/01/2032	1,000	1,000,746
Wisconsin (State of) Health & Educational Facilities Authority (Prohealth Care Obligated Group); Series 2015, Ref. RB	5.00%	08/15/2039	1,535	1,539,050
Wisconsin (State of) Public Finance Authority (Barton College); Series 2018 A, RB	5.00%	03/01/2028	1,095	1,095,164

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Public Finance Authority (City of Boynton Beach, Florida Municipal Improvements); Series 2018, RB	5.00%	07/01/2041	$2,000	$2,087,648
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.00%	12/01/2027	1,460	1,486,406
Wisconsin Rapids School District; Series 2020, Ref. GO Bonds	5.00%	04/01/2024	1,640	1,641,997
WPPI Energy; Series 2014 A, Ref. RB	5.00%	07/01/2031	1,000	1,003,432
				36,317,687
Total Municipal Obligations (Cost $2,868,729,491)				2,902,536,409

			Shares

MuniFund Preferred Shares–0.41%
Nuveen AMT-Free Quality Municipal Income Fund; MFP, Series D (Cost $12,000,000)(d)			12,000,000	12,000,000
TOTAL INVESTMENTS IN SECURITIES(i) –98.54% (Cost $2,880,729,491)				2,914,536,409
OTHER ASSETS LESS LIABILITIES–1.46%				43,171,904
NET ASSETS–100.00%				$2,957,708,313

Investment Abbreviations:

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
COP	- Certificates of Participation
CPI	- Consumer Price Index
Ctfs.	- Certificates
FGIC	- Financial Guaranty Insurance Company
FHLMC	- Federal Home Loan Mortgage Corp.
GNMA	- Government National Mortgage Association
GO	- General Obligation
INS	- Insurer
LOC	- Letter of Credit
MFP	- MuniFund Preferred Shares
NATL	- National Public Finance Guarantee Corp.
PCR	- Pollution Control Revenue Bonds
RAC	- Revenue Anticipation Certificates
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
SGI	- Syncora Guarantee, Inc.
SIFMA	- Securities Industry and Financial Markets Association
SOFR	- Secured Overnight Financing Rate
VRD	- Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2024.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $105,598,092, which represented 3.57% of the Fund’s Net Assets.

(e)	Principal and/or interest payments are secured by the bond insurance company listed.
(f)	Zero coupon bond issued at a discount.
(g)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 29, 2024.

(h)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(i)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Limited Term Municipal Income Fund

Statement of Assets and Liabilities

February 29, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $2,880,729,491)	$2,914,536,409
Cash	12,343,569
Receivable for:
Investments sold	18,721,883
Fund shares sold	9,634,976
Interest	31,757,966
Investment for trustee deferred compensation and retirement plans	173,564
Other assets	115,827
Total assets	2,987,284,194

Liabilities:
Payable for:
Investments purchased	21,153,167
Dividends	2,752,313
Fund shares reacquired	4,686,988
Accrued fees to affiliates	653,552
Accrued other operating expenses	139,130
Trustee deferred compensation and retirement plans	190,731
Total liabilities	29,575,881
Net assets applicable to shares outstanding	$2,957,708,313

Net assets consist of:
Shares of beneficial interest	$3,058,775,143
Distributable earnings (loss)	(101,066,830)
$2,957,708,313

Net Assets:
Class A	$1,172,248,826
Class A2	$27,807,223
Class C	$44,609,717
Class Y	$1,126,812,848
Class R5	$715,992
Class R6	$585,513,707

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	106,351,534
Class A2	2,521,377
Class C	4,048,517
Class Y	102,277,096
Class R5	64,955
Class R6	53,146,153
Class A:
Net asset value per share	$11.02
Maximum offering price per share (Net asset value of $11.02 ÷ 97.50%)	$11.30
Class A2:
Net asset value per share	$11.03
Maximum offering price per share (Net asset value of $11.03 ÷ 99.00%)	$11.14
Class C:
Net asset value and offering price per share	$11.02
Class Y:
Net asset value and offering price per share	$11.02
Class R5:
Net asset value and offering price per share	$11.02
Class R6:
Net asset value and offering price per share	$11.02

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Limited Term Municipal Income Fund

Statement of Operations

For the year ended February 29, 2024

Investment income:

Interest	$118,054,144

Expenses:
Advisory fees	7,068,926

Administrative services fees	458,007

Custodian fees	18,633

Distribution fees:
Class A	3,158,811

Class C	510,310

Transfer agent fees – A, A2, C and Y	2,059,193

Transfer agent fees – R5	753

Transfer agent fees – R6	90,793

Trustees’ and officers’ fees and benefits	48,775

Registration and filing fees	287,743

Reports to shareholders	327,437

Professional services fees	149,210

Other	51,257

Total expenses	14,229,848

Less: Expenses reimbursed	(1,718)

Net expenses	14,228,130

Net investment income	103,826,014

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(2,845,611))	(25,938,722)

Change in net unrealized appreciation of unaffiliated investment securities	45,717,933

Net realized and unrealized gain	19,779,211

Net increase in net assets resulting from operations	$123,605,225

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Limited Term Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:
Net investment income	$103,826,014	$75,764,826

Net realized gain (loss)	(25,938,722)	(70,746,308)

Change in net unrealized appreciation (depreciation)	45,717,933	(36,854,818)

Net increase (decrease) in net assets resulting from operations	123,605,225	(31,836,300)

Distributions to shareholders from distributable earnings:
Class A	(39,548,725)	(26,214,372)

Class A2	(1,020,314)	(700,506)

Class C	(1,210,143)	(694,440)

Class Y	(40,854,048)	(26,580,592)

Class R5	(25,334)	(20,966)

Class R6	(20,809,390)	(12,822,128)

Total distributions from distributable earnings	(103,467,954)	(67,033,004)

Share transactions–net:
Class A	(207,345,316)	(91,063,894)

Class A2	(3,342,728)	(883,564)

Class C	(15,276,454)	(13,982,439)

Class Y	(152,069,826)	145,027,863

Class R5	(62,689)	(1,016,059)

Class R6	(46,192,480)	123,914,625

Net increase (decrease) in net assets resulting from share transactions	(424,289,493)	161,996,532

Net increase (decrease) in net assets	(404,152,222)	63,127,228

Net assets:
Beginning of year	3,361,860,535	3,298,733,307

End of year	$2,957,708,313	$3,361,860,535

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Limited Term Municipal Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 02/29/24	$10.94	$0.34	$0.08	$0.42	$(0.34)	$11.02	3.94%	$1,172,249	0.59%	0.59%	–%	3.15%	60%
Year ended 02/28/23	11.28	0.23	(0.37)	(0.14)	(0.20)	10.94	(1.21)	1,370,337	0.58	0.58	–	2.12	96
Year ended 02/28/22	11.52	0.12	(0.23)	(0.11)	(0.13)	11.28	(1.00)	1,505,388	0.62	0.62	0.58	1.05	23
Year ended 02/28/21	11.52	0.19	0.01	0.20	(0.20)	11.52	1.75	1,414,161	0.62	0.62	0.61	1.65	19
Year ended 02/29/20	11.25	0.22	0.30	0.52	(0.25)	11.52	4.68	1,115,905	0.61	0.61	–	1.98	26
Class A2
Year ended 02/29/24	10.95	0.37	0.08	0.45	(0.37)	11.03	4.20	27,807	0.34	0.34	–	3.40	60
Year ended 02/28/23	11.28	0.26	(0.36)	(0.10)	(0.23)	10.95	(0.87)	31,001	0.33	0.33	–	2.37	96
Year ended 02/28/22	11.53	0.15	(0.25)	(0.10)	(0.15)	11.28	(0.84)	32,980	0.37	0.37	0.33	1.30	23
Year ended 02/28/21	11.53	0.22	0.01	0.23	(0.23)	11.53	2.00	32,880	0.37	0.37	0.36	1.90	19
Year ended 02/29/20	11.25	0.25	0.31	0.56	(0.28)	11.53	5.02	47,719	0.36	0.36	–	2.23	26
Class C
Year ended 02/29/24	10.94	0.26	0.08	0.34	(0.26)	11.02	3.17	44,610	1.34	1.34	–	2.40	60
Year ended 02/28/23	11.27	0.15	(0.36)	(0.21)	(0.12)	10.94	(1.86)	59,567	1.33	1.33	–	1.37	96
Year ended 02/28/22	11.52	0.04	(0.25)	(0.21)	(0.04)	11.27	(1.84)	75,669	1.37	1.37	1.33	0.30	23
Year ended 02/28/21	11.52	0.10	0.01	0.11	(0.11)	11.52	0.99	95,786	1.37	1.37	1.36	0.90	19
Year ended 02/29/20	11.24	0.14	0.31	0.45	(0.17)	11.52	3.99	108,818	1.36	1.36	–	1.23	26
Class Y
Year ended 02/29/24	10.94	0.37	0.08	0.45	(0.37)	11.02	4.20	1,126,813	0.34	0.34	–	3.40	60
Year ended 02/28/23	11.27	0.26	(0.36)	(0.10)	(0.23)	10.94	(0.87)	1,272,667	0.33	0.33	–	2.37	96
Year ended 02/28/22	11.52	0.15	(0.25)	(0.10)	(0.15)	11.27	(0.85)	1,162,937	0.37	0.37	0.33	1.30	23
Year ended 02/28/21	11.52	0.22	0.01	0.23	(0.23)	11.52	2.00	991,334	0.37	0.37	0.36	1.90	19
Year ended 02/29/20	11.24	0.25	0.31	0.56	(0.28)	11.52	5.02	721,346	0.36	0.36	–	2.23	26
Class R5
Year ended 02/29/24	10.94	0.37	0.08	0.45	(0.37)	11.02	4.18	716	0.36	0.36	–	3.38	60
Year ended 02/28/23	11.28	0.26	(0.37)	(0.11)	(0.23)	10.94	(0.96)	774	0.33	0.33	–	2.37	96
Year ended 02/28/22	11.52	0.15	(0.24)	(0.09)	(0.15)	11.28	(0.75)	1,836	0.36	0.36	0.32	1.31	23
Year ended 02/28/21	11.51	0.23	0.01	0.24	(0.23)	11.52	2.14	2,165	0.25	0.25	0.23	2.02	19
Year ended 02/29/20	11.23	0.26	0.31	0.57	(0.29)	11.51	5.10	2,377	0.29	0.29	–	2.30	26
Class R6
Year ended 02/29/24	10.94	0.38	0.08	0.46	(0.38)	11.02	4.26	585,514	0.28	0.28	–	3.46	60
Year ended 02/28/23	11.27	0.27	(0.36)	(0.09)	(0.24)	10.94	(0.81)	627,516	0.27	0.27	–	2.43	96
Year ended 02/28/22	11.51	0.16	(0.24)	(0.08)	(0.16)	11.27	(0.70)	519,924	0.31	0.31	0.27	1.36	23
Year ended 02/28/21	11.51	0.23	0.01	0.24	(0.24)	11.51	2.08	347,684	0.30	0.30	0.28	1.97	19
Year ended 02/29/20	11.24	0.26	0.30	0.56	(0.29)	11.51	5.01	266,014	0.28	0.28	–	2.31	26

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Limited Term Municipal Income Fund

Notes to Financial Statements

February 29, 2024

NOTE 1–Significant Accounting Policies

Invesco Limited Term Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is federal tax-exempt current income.

The Fund currently consists of six different classes of shares: Class A, Class A2, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

32	Invesco Limited Term Municipal Income Fund

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.300%
Over $500 million up to and including $1 billion	0.250%
Over $1 billion	0.200%

For the year ended February 29, 2024, the effective advisory fee rate incurred by the Fund was 0.22%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, ClassA2, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 1.25%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the

33	Invesco Limited Term Municipal Income Fund

“boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class A2, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of the Class A and Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A and Class C shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2024, IDI advised the Fund that IDI retained $45,515 and $42 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively, and $163,149, $0 and $2,945 from Class A, Class A2 and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 29, 2024, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 29, 2024, the Fund engaged in securities purchases of $169,541,756 and securities sales of $260,655,299, which resulted in net realized gains (losses) of $(2,845,611).

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,718.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under

34	Invesco Limited Term Municipal Income Fund

such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:

	2024	2023

Ordinary income*	$442,808	$52,159

Ordinary income-tax-exempt	103,025,146	66,980,845

Total distributions	$103,467,954	$67,033,004

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024

Undistributed tax-exempt income	$9,799,485

Net unrealized appreciation – investments	32,402,043

Temporary book/tax differences	(130,216)

Capital loss carryforward	(143,138,142)

Shares of beneficial interest	3,058,775,143

Total net assets	$2,957,708,313

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$97,595,592	$45,542,550	$143,138,142

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $1,603,293,958 and $1,700,004,455, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$45,918,657

Aggregate unrealized (depreciation) of investments	(13,516,614)

Net unrealized appreciation of investments	$32,402,043

Cost of investments for tax purposes is $2,882,134,366.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of amortization and accretion on debt securities and market discounts , on February 29, 2024, undistributed net investment income was decreased by $237,589 and undistributed net realized gain (loss) was increased by $237,589. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

35	Invesco Limited Term Municipal Income Fund

NOTE 11–Share Information

		Summary of Share Activity

	Year ended February 29, 2024(a)		Year ended February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	25,151,525	$274,520,389	53,928,796	$592,560,210

Class A2	376,793	4,168,466	918,802	10,200,143

Class C	383,105	4,184,523	1,197,551	13,109,628

Class Y	43,049,295	470,552,315	118,437,816	1,301,424,121

Class R5	-	-	21,359	237,251

Class R6	19,333,764	211,253,305	41,220,339	453,037,462

Issued as reinvestment of dividends:
Class A	2,705,059	29,602,989	1,781,577	19,542,829

Class A2	43,629	477,935	32,172	353,151

Class C	90,253	987,549	51,483	563,936

Class Y	2,152,166	23,540,730	1,378,819	15,115,506

Class R5	1,318	14,427	613	6,719

Class R6	1,600,423	17,504,006	974,181	10,680,857

Automatic conversion of Class C shares to Class A shares:
Class A	376,921	4,115,808	212,588	2,340,417

Class C	(377,078)	(4,115,808)	(212,673)	(2,340,417)

Reacquired:
Class A	(47,121,378)	(515,584,502)	(64,169,619)	(705,507,350)

Class A2	(730,791)	(7,989,129)	(1,041,976)	(11,436,858)

Class C	(1,493,704)	(16,332,718)	(2,302,767)	(25,315,586)

Class Y	(59,294,107)	(646,162,871)	(106,613,091)	(1,171,511,764)

Class R5	(7,070)	(77,116)	(114,071)	(1,260,029)

Class R6	(25,171,987)	(274,949,791)	(30,943,791)	(339,803,694)

Net increase (decrease) in share activity	(38,931,864)	$(424,289,493)	14,758,108	$161,996,532

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 73% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

36	Invesco Limited Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Limited Term Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Limited Term Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor

37	Invesco Limited Term Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/23)	Ending Account Value (02/29/24)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/24)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,030.00	$3.08	$1,021.83	$3.07	0.61%
Class A2	1,000.00	1,028.70	1.82	1,023.07	1.81	0.36
Class C	1,000.00	1,024.80	6.85	1,018.10	6.82	1.36
Class Y	1,000.00	1,030.90	1.82	1,023.07	1.81	0.36
Class R5	1,000.00	1,029.90	1.87	1,023.02	1.86	0.37
Class R6	1,000.00	1,031.30	1.46	1,023.42	1.46	0.29

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

38	Invesco Limited Term Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	99.57%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

39	Invesco Limited Term Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None

Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis – 1950 Trustee	1998	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5	Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza Houston, TX 77046-1173	Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Limited Term Municipal Income Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1) Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against/Withheld
(1)*	Beth Ann Brown	3,855,663,367.66	110,062,066.68
	Carol Deckbar	3,854,692,350.37	111,033,083.98
	Cynthia Hostetler	3,854,899,777.40	110,825,656.95
	Dr. Eli Jones	3,851,559,246.04	114,166,188.30
	Elizabeth Krentzman	3,854,384,766.71	111,340,667.64
	Jeffrey H. Kupor	3,852,215,990.93	113,509,443.41
	Anthony J. LaCava, Jr.	3,852,430,616.83	113,294,817.52
	James Liddy	3,851,980,828.53	113,744,605.81
	Dr. Prema Mathai-Davis	3,841,375,126.78	124,350,307.56
	Joel W. Motley	3,844,615,100.30	121,010,334.05
	Teresa M. Ressel.	3,857,013,983.10	108,711,451.24
	Douglas Sharp.	3,854,226,952.19	111,498,482.16
	Robert C. Troccoli	3,843,587,519.49	122,137,914.85
	Daniel S. Vandivort	3,849,223,096.55	116,502,337.79
*	Proposal 1 required approval by a combined vote of all the portfolios of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds).

T-7	Invesco Limited Term Municipal Income Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	LTMI-AR-1

Annual Report to Shareholders	February 29, 2024

Invesco Municipal Income Fund

Nasdaq:

A: VKMMX ∎ C: VMICX ∎ Y: VMIIX ∎ Investor: VMINX ∎ R6: VKMSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

27	Financial Statements

30	Financial Highlights

31	Notes to Financial Statements

37	Report of Independent Registered Public Accounting Firm

38	Fund Expenses

39	Tax Information

T-1	Trustees and Officers

T-7	Proxy Results

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2024, Class A shares of Invesco Municipal Income Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond 5+ Year Investment Grade Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/23 to 2/29/24, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.39%
Class C Shares	5.52
Class Y Shares	6.57
Investor Class Shares	6.50
Class R6 Shares	6.62
S&P Municipal Bond Index▼ (Broad Market Index)	5.50
S&P Municipal Bond 5+ Year Investment Grade Index▼ (Style-Specific Index)	5.88
Lipper General Municipal Debt Funds Index∎ (Peer Group Index)	6.11
Source(s): ▼RIMES Technologies Corp.;∎Lipper Inc.

Market conditions and your Fund

During the fiscal year ended February 29, 2024, investment grade municipal bonds returned 5.42%, high yield municipal bonds returned 8.30% and taxable municipal bonds returned 4.78%.1

At the beginning of the fiscal year, investors were hopeful for the 2023 calendar year, despite ongoing concerns about inflation and interest rates; however, in March, the focus unexpectedly shifted as Silicon Valley Bank collapsed after a bank run, marking the second-largest bank failure in US history. Fears about the health of the global banking system ensued, and demand for perceived safe-haven asset classes increased, driving down Treasury and municipal yields. Although three other bank failures followed, fears of larger systemic instability faded in the following months.

Debt ceiling concerns dominated most of the second quarter of 2023. The US government could have defaulted on its debt obligations, causing economic fallout across the global economy, had congressional action not been taken in early June. After months of on-and-off negotiations between the White House and congressional leaders, just ahead of the payment deadline, the US Congress passed and President Biden signed into law the Fiscal Responsibility Act, an agreement that suspends the limit on the federal debt ceiling until 2025 in exchange for capping federal spending.

In its efforts to rein in inflation without harming employment or the overall economy, the Federal Reserve Board (the Fed) continued with its most aggressive monetary policy since the 1980s. The Fed raised the federal funds rate in March, May and July, bringing the target rate to 5.50%.2 However, investor sentiment shifted in early November, as the Fed held interest rates steady and publicly backed away from the rate hike it had sig-

naled for December. Bond yields fell, igniting a rally across the fixed income market, including municipal bonds. The rally continued through November and into December as inflation continued to ease, and US economic growth remained contained. In December, the Fed again left interest rates unchanged and adopted a transitory tone, suggesting to market participants that rate cuts might be coming in 2024.2

New municipal supply continued at a slow pace as issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. However, 2024 began with the highest tax-exempt supply seen over a January-February period since 2007: $60 billion.1 This skewed the fiscal year’s new issuance total to $388 billion, up 15% from the previous year’s $338 billion.1 Year-to-date 2024 was also constructive in terms of inflows to municipal funds. Following two years of outsized inflows and outflows, the municipal market began its return to a more normalized trend as we finished the fiscal year.3

As a result of Puerto Rico’s restructuring of $22 billion of general obligation debt in March 2022, marking significant progress towards its long-winded bankruptcy process, the Commonwealth’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% in February 2019 to 17% in March 2022 as the newly restructured bonds reentered the index.1 During the fiscal year, the focus turned to the Puerto Rico Electric and Power Authority (PREPA). As of February 29, 2024, bankruptcy negotiations and U.S. District Court proceedings related to PREPA were ongoing.

Municipal bonds have a long history of low defaults as many are issued to fund essential services to Americans. This continues to be the case as evidenced by S&P rating changes – during calendar year 2023, S&P’s rating activity was positive, with 949 ratings upgraded versus 278 downgraded, translating to more than three upgrades for every downgrade.4 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures, including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

 We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the economic challenges while identifying marketplace opportunities to add long-term value for shareholders.

 During the fiscal year, an overweight allocation to the transportation sector contributed to relative performance. An overweight allocation to bonds A-rated† and below also added to relative performance. On a state level, bonds domiciled in Florida contributed to relative performance.

 An underweight exposure to state and local general obligation bonds detracted from relative return over the fiscal year. An underweight exposure to bonds AAA and AA-rated† also detracted from relative performance. On a state level, bonds domiciled in California detracted from relative performance.

 During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

2	Invesco Municipal Income Fund

Thank you for investing in Invesco Municipal Income Fund and for sharing our long-term investment horizon.

1	Source: Bloomberg LP

2	Source: US Federal Reserve

3	Source: Lipper Inc.

4	Source: Standard & Poor’s

† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

Portfolio manager(s):

Jack Connelly

Josh Cooney

Elizabeth Mossow

Tim O’Reilly

Mark Paris

John Schorle

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/14

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Municipal Income Fund

Average Annual Total Returns
As of 2/29/24, including maximum applicable sales charges

Class A Shares
Inception (8/1/90)	4.29%
10 Years	2.29
5 Years	0.88
1 Year	1.88

Class C Shares
Inception (8/13/93)	3.54%
10 Years	2.13
5 Years	1.01
1 Year	4.52

Class Y Shares
Inception (8/12/05)	3.40%
10 Years	2.98
5 Years	2.00
1 Year	6.57

Investor Class Shares
Inception (7/15/13)	3.02%
10 Years	2.84
5 Years	1.86
1 Year	6.50

Class R6 Shares
10 Years	2.94%
5 Years	2.06
1 Year	6.62

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Municipal Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Municipal Income Fund (renamed Invesco Municipal Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Municipal Income Fund

Supplemental Information

Invesco Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond 5+ Year Invest-ment Grade Index seeks to measure the performance of investment-grade US municipal bonds with maturities equal to or greater than five years.
∎	The Lipper General Municipal Debt Funds Index is an unmanaged index considered representative of general municipal debt funds tracked by Lipper.
∎	The Fund is not managed to track the per-formance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Municipal Income Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	83.90%
General Obligation Bonds	9.52
Pre-Refunded Bonds	3.63
Other	2.95

Top Five Debt Holdings

% of total net assets

1. Lower Alabama Gas District (The), Series 2016 A, RB	0.86%

2. Miami-Dade (County of), FL, Subseries 2021 A-1, Ref. RB	0.79

3. Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement), Series 2019 B, Ref. RB	0.72

4. Buckeye Tobacco Settlement Financing Authority, Series 2020 B-2, Ref. RB	0.64

5. Washington (State of) Convention Center Public Facilities District, Series 2018, RB	0.60

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. Data presented here are as of February 29, 2024.

7	Invesco Municipal Income Fund

Schedule of Investments

February 29, 2024

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–101.22%
Alabama–2.91%
Birmingham (City of), AL Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.75%	06/01/2035	$4,200	$ 4,048,152
Black Belt Energy Gas District (The) (No. 4); Series 2019 A-1, RB(a)	4.00%	12/01/2025	15,000	15,032,144
Hoover (City of), AL Industrial Development Board (United States Steel Corp.); Series 2019, RB(b)	5.75%	10/01/2049	5,000	5,170,455
Huntsville (City of), AL Special Care Facilities Financing Authority (Redstone Village); Series 2007, RB (Acquired 12/17/2007; Cost $784,728)(c)(d)	5.50%	01/01/2043	900	513,000
Jefferson (County of), AL;
Series 2024, Ref. RB	5.25%	10/01/2049	5,000	5,382,158
Series 2024, Ref. RB	5.50%	10/01/2053	5,000	5,468,704
Lower Alabama Gas District (The); Series 2016 A, RB	5.00%	09/01/2046	27,000	29,299,247
Southeast Alabama Gas Supply District (The) (No. 1); Series 2018 A, RB(a)(e)	4.00%	04/01/2024	5,370	5,371,514
Southeast Alabama Gas Supply District (The) (No. 2); Series 2024 B, Ref. RB(a)	5.00%	05/01/2032	5,000	5,321,422
Southeast Energy Authority A Cooperative District (No. 2); Series 2021 B, RB(a)	4.00%	12/01/2031	7,500	7,539,612
Southeast Energy Authority A Cooperative District (No. 3); Series 2022 A-1, RB(a)	5.50%	12/01/2029	5,445	5,830,485
Tender Option Bond Trust Receipts/Certificates; Series 2022, VRD RB(f)(g)	3.45%	07/01/2025	5,000	5,000,000
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR(f)	5.25%	05/01/2044	5,000	4,981,156
				98,958,049

Alaska–0.28%
Alaska (State of) Municipal Bond Bank Authority; Series 2017 A, RB(h)	5.50%	10/01/2042	9,000	9,464,058

Arizona–2.08%
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 A, Ref. RB(f)	5.25%	07/01/2047	4,500	4,445,989
Arizona (State of) Industrial Development Authority (Kaizen Education Foundation); Series 2016, RB(f)	5.50%	07/01/2036	5,840	5,941,349
Arizona (State of) Industrial Development Authority (Pinecrest Academy of Nevada-Horizon, Inspirada and St. Rose Campus Projects); Series 2018 A, RB(f)	5.75%	07/15/2048	3,150	3,168,377
Arizona (State of) Industrial Development Authority (Social Bonds); Series 2020 A, RB	4.00%	11/01/2045	2,500	2,416,945
Chandler (City of), AZ Industrial Development Authority (Intel Corp.); Series 2007, RB(a)(b)	4.10%	06/15/2028	10,000	10,100,778
Glendale (City of), AZ Industrial Development Authority (The Beatitudes Campus);
Series 2017, Ref. RB	5.00%	11/15/2031	2,440	2,337,494
Series 2017, Ref. RB	5.00%	11/15/2036	2,200	2,004,405
Maricopa (County of), AZ Industrial Development Authority (Paradise Schools); Series 2016, Ref. RB(f)	5.00%	07/01/2036	2,500	2,520,006
Phoenix (City of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, RB(f)	6.50%	07/01/2034	1,095	1,103,122
Phoenix Civic Improvement Corp.; Series 2019, RB	5.00%	07/01/2049	11,425	12,091,742
Pima (County of), AZ Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. RB	7.00%	05/01/2034	1,000	1,002,873
Pima (County of), AZ Industrial Development Authority (Grande Innovations Academy); Series 2018, RB(f)	5.25%	07/01/2048	5,000	4,674,291
Salt River Project Agricultural Improvement & Power District; Series 2023 B, RB	5.25%	01/01/2053	12,280	13,743,899
Salt Verde Financial Corp.; Series 2007, RB	5.00%	12/01/2032	5,005	5,354,551
				70,905,821

Arkansas–0.55%
Arkansas (State of) Development Finance Authority (Baptist Memorial Health); Series 2020, Ref. RB	5.00%	09/01/2044	2,750	2,753,490
Arkansas (State of) Development Finance Authority (Green Bonds); Series 2022, RB(b)	5.45%	09/01/2052	5,000	5,101,166
Arkansas (State of) Development Finance Authority (U.S. Steel Corp.) (Green Bonds); Series 2023, RB(b)	5.70%	05/01/2053	5,000	5,183,719
Pulaski (County of), AR Public Facilities Board; Series 2014, RB	5.00%	12/01/2042	5,530	5,545,153
				18,583,528

California–9.63%
Bay Area Toll Authority (San Francisco Bay Area); Series 2019 S-8, Ref. RB(a)(e)	5.00%	10/01/2029	5,000	5,702,578
Beverly Hills Unified School District (Election of 2008); Series 2009, GO Bonds(i)	0.00%	08/01/2031	40	32,314

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
California (State of);
Series 2020, GO Bonds	4.00%	03/01/2050	$4,400	$ 4,421,701
Series 2020, Ref. GO Bonds	4.00%	03/01/2040	5,000	5,189,189
Series 2021, Ref. GO Bonds	5.00%	10/01/2041	2,500	2,803,654
Series 2022, GO Bonds	4.00%	04/01/2049	2,190	2,214,273
California (State of) Community Choice Financing Authority (Clean Energy); Series 2024, RB(a)	5.00%	04/01/2032	10,000	10,740,063
California (State of) Community Choice Financing Authority (Green Bonds); Series 2023, RB(a)	5.00%	08/01/2029	5,000	5,246,671
California (State of) County Tobacco Securitization Agency (Los Angeles County Securitization Corp.);
Series 2020 A, Ref. RB	4.00%	06/01/2049	1,500	1,462,637
Series 2020 B-1, Ref. RB	5.00%	06/01/2049	350	362,489
Series 2020 B-2, Ref. RB(i)	0.00%	06/01/2055	10,000	1,927,378
California (State of) County Tobacco Securitization Agency (Sonoma County Securitization Corp.); Series 2020, Ref. RB(i)	0.00%	06/01/2055	10,000	2,201,141
California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2006 A, RB(i)	0.00%	06/01/2046	20,000	5,499,284
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford); Series 2017, RB	5.00%	11/15/2056	3,000	3,117,161
California (State of) Housing Finance Agency;
Series 2019 A, RB	4.25%	01/15/2035	3,490	3,482,307
Series 2019 A-2, RB	4.00%	03/20/2033	9,506	9,526,133
California (State of) Housing Finance Agency (Social Certificates); Series 2023-1, RB	4.38%	09/20/2036	3,483	3,448,922
California (State of) Municipal Finance Authority (Linxs APM); Series 2018 A, RB(b)	5.00%	12/31/2043	12,550	12,550,996
California (State of) Pollution Control Financing Authority;
Series 2012, RB(b)(f)	5.00%	07/01/2030	3,160	3,173,069
Series 2012, RB(b)(f)	5.00%	11/21/2045	6,705	6,708,607
California (State of) Pollution Control Financing Authority (San Diego County Water Authority); Series 2019, Ref. RB(f)	5.00%	11/21/2045	5,250	5,364,670
California (State of) School Finance Authority (New Designs Charter School); Series 2012 A, RB	5.50%	06/01/2042	2,000	2,000,450
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB(f)	5.00%	06/01/2046	3,000	2,995,772
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2016 A, RB(f)	5.00%	12/01/2041	6,475	6,483,181
Series 2016 A, RB(f)	5.25%	12/01/2056	6,150	6,178,510
California (State of) Statewide Communities Development Authority (Pooled Financing Program); Series 2004 A, RB (INS - AGM)(j)	5.25%	10/01/2024	60	60,104
California (State of) Statewide Financing Authority (Pooled Tobacco Securitization Program); Series 2006 C, RB(f)(i)	0.00%	06/01/2055	45,000	2,613,645
Clovis Unified School District (Election of 2004); Series 2004 A, GO Bonds (INS - NATL)(i)(j)	0.00%	08/01/2029	1,585	1,342,728
Clovis Unified School District (Election of 2012); Series 2015 D, GO Bonds(a)(e)(i)	0.00%	08/01/2025	3,270	2,178,589
Corona-Norco Unified School District (Election of 2006); Series 2009 C, GO Bonds (INS - AGM)(i)(j)	0.00%	08/01/2039	1,000	516,636
El Segundo Unified School District (Election of 2008);
Series 2009 A, GO Bonds(i)	0.00%	08/01/2032	5,030	3,845,160
Series 2009 A, GO Bonds(i)	0.00%	08/01/2033	4,185	3,082,219
Golden State Tobacco Securitization Corp.; Series 2021 B-2, Ref. RB(i)	0.00%	06/01/2066	47,350	5,389,978
Hacienda La Puente Unified School District Facilities Financing Authority (Unified School District GO Bond Program); Series 2007, RB (INS - AGM)(j)	5.00%	08/01/2026	2,000	2,116,847
Hayward Unified School District (Election of 2008); Series 2010 A, GO Bonds (INS - AGM)(i)(j)	0.00%	08/01/2034	1,500	1,044,326
Inland Empire Tobacco Securitization Corp.; Series 2007 C-1, RB(i)	0.00%	06/01/2036	25,000	11,258,495
Long Beach Unified School District (Election of 2008); Series 2009, GO Bonds	5.75%	08/01/2033	305	305,538
Los Angeles (City of), CA Department of Airports; Series 2021 A, Ref. RB(b)	5.00%	05/15/2046	10,000	10,542,825
Los Angeles (City of), CA Department of Airports (Green Bonds);
Series 2022 G, RB(b)	5.50%	05/15/2037	10,810	12,422,589
Series 2022 G, RB(b)	5.50%	05/15/2038	6,000	6,821,850
Series 2022 G, RB(b)	5.25%	05/15/2047	4,500	4,847,631
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport); Series 2018 A, RB(b)	5.00%	05/15/2044	5,515	5,698,523
Los Angeles Unified School District (Sustainability Bonds); Series 2022 QRR, GO Bonds	5.25%	07/01/2047	5,000	5,743,083
Menifee Union School District (Election of 2008); Series 2009 C, GO Bonds (INS - AGC)(i)(j)	0.00%	08/01/2035	3,260	2,209,423

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
Morongo Band of Mission Indians (The); Series 2018 A, RB(f)	5.00%	10/01/2042	$4,800	$ 4,805,621
M-S-R Energy Authority; Series 2009 B, RB	6.50%	11/01/2039	5,000	6,428,352
Patterson Joint Unified School District (Election of 2008);
Series 2009 B, GO Bonds (INS - AGM)(i)(j)	0.00%	08/01/2037	1,170	703,625
Series 2009 B, GO Bonds (INS - AGM)(i)(j)	0.00%	08/01/2038	4,770	2,703,734
Series 2009 B, GO Bonds (INS - AGM)(i)(j)	0.00%	08/01/2039	5,010	2,696,049
Series 2009 B, GO Bonds (INS - AGM)(i)(j)	0.00%	08/01/2040	5,260	2,678,976
Series 2009 B, GO Bonds (INS - AGM)(i)(j)	0.00%	08/01/2041	5,520	2,653,851
Placentia-Yorba Linda Unified School District (Election of 2008); Series 2011 D, GO Bonds(i)	0.00%	08/01/2035	1,500	1,028,074
Regents of the University of California Medical Center; Series 2013 K, VRD RB(g)	2.85%	05/15/2047	1,000	1,000,000
San Diego (City of), CA Public Facilities Financing Authority; Series 2023 A, RB	4.00%	08/01/2052	10,000	9,998,684
San Diego (County of), CA Regional Airport Authority;
Series 2021 A, RB (INS - AGM)(j)	5.00%	07/01/2051	3,035	3,300,289
Series 2021 B, RB(b)	5.00%	07/01/2046	15,000	15,729,987
San Diego Unified School District (Election of 2018); Series 2023, GO Bonds	4.00%	07/01/2053	10,000	9,962,359
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport);
Series 2017 A, RB(b)	5.25%	05/01/2042	12,500	12,943,001
Series 2019 E, RB(b)	5.00%	05/01/2050	15,000	15,468,519
San Joaquin Hills Transportation Corridor Agency; Series 2014 B, Ref. RB	5.25%	01/15/2044	5,000	5,058,811
San Mateo Foster City School District; Series 2010, GO Bonds(k)	6.63%	08/01/2042	4,915	5,222,362
Silicon Valley Tobacco Securitization Authority (Santa Clara);
Series 2007 A, RB(i)	0.00%	06/01/2036	22,000	11,269,267
Series 2007 A, RB(i)	0.00%	06/01/2041	5,000	1,903,680
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.); Series 2019, Ref. RB	5.00%	06/01/2048	4,345	4,444,726
Torrance Unified School District (Election of 2008-Measure Z); Series 2009 B-1, GO Bonds(i)	0.00%	08/01/2026	1,250	1,158,029
Transbay Joint Powers Authority (Green Bonds); Series 2020 A, RB	5.00%	10/01/2045	1,000	1,028,665
West Contra Costa Unified School District; Series 2005, GO Bonds (INS - NATL)(i)(j)	0.00%	08/01/2027	7,865	7,046,950
Yosemite Community College District (Election of 2004); Series 2008 C, GO Bonds (INS - AGM)(i)(j)	0.00%	08/01/2024	3,570	3,522,123
				327,629,073

Colorado–2.52%
Amber Creek Metropolitan District; Series 2017 A, Ref. GO Bonds	5.13%	12/01/2047	1,029	917,378
Broadway Park North Metropolitan District No. 2; Series 2020, GO Bonds(f)	5.00%	12/01/2049	1,600	1,526,435
Centerra Metropolitan District No. 1 (In the City of Loveland); Series 2017, RB(f)	5.00%	12/01/2037	3,500	3,458,052
Colorado (State of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group); Series 2018 A, RB	5.00%	11/15/2048	5,000	5,173,788
Colorado (State of) Health Facilities Authority (CommonSpirit Health); Series 2019 A-2, Ref. RB	4.00%	08/01/2049	15,000	13,999,261
Colorado (State of) Health Facilities Authority (Evangelical Lutheran Good Samaritan Society (The)); Series 2017, Ref. RB(a)(e)	5.00%	06/01/2027	3,500	3,740,570
Colorado (State of) High Performance Transportation Enterprise (C-470 Express Lanes); Series 2017, RB	5.00%	12/31/2051	6,220	6,236,517
Denver (City & County of), CO;
Series 2018 A, Ref. RB(b)	5.00%	12/01/2048	15,800	16,252,008
Series 2021 A, RB	4.00%	08/01/2051	9,000	8,753,915
Series 2022 A, RB(b)	5.50%	11/15/2042	7,500	8,447,258
Denver (City & County of), CO Convention Center Hotel Authority; Series 2016, Ref. RB	5.00%	12/01/2035	2,500	2,539,728
Denver (City & County of), CO Health & Hospital Authority; Series 2019 A, Ref. RB	4.00%	12/01/2039	1,000	928,718
Neu Town Metropolitan District; Series 2018 A, Ref. GO Bonds	5.38%	12/01/2046	3,000	2,971,599
Public Authority for Colorado Energy; Series 2008, RB	6.50%	11/15/2038	7,015	8,675,458
Sterling Ranch Community Authority Board; Series 2020 A, Ref. RB	4.25%	12/01/2050	2,250	1,941,847
				85,562,532

Connecticut–0.58%
Connecticut (State of);
Series 2019 A, GO Bonds	5.00%	04/15/2034	2,000	2,219,282
Series 2019 A, GO Bonds	5.00%	04/15/2036	2,600	2,863,685
Series 2019 A, GO Bonds	5.00%	04/15/2039	1,600	1,734,596
Connecticut (State of) Health & Educational Facilities Authority (Church Home of Hartford, Inc.); Series 2016 A, RB(f)	5.00%	09/01/2046	3,990	3,443,611

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Connecticut–(continued)
Connecticut (State of) Health & Educational Facilities Authority (Duncaster, Inc.);
Series 2014 A, RB	5.00%	08/01/2035	$1,000	$ 1,000,512
Series 2014 A, RB	5.00%	08/01/2044	5,000	4,924,340
Connecticut (State of) Health & Educational Facilities Authority (The Griffin Hospital); Series 2020 G-1, Ref. RB(f)	5.00%	07/01/2044	3,850	3,635,321
				19,821,347

District of Columbia–3.08%
District of Columbia;
Series 2020 A, RB	4.00%	03/01/2045	6,665	6,650,430
Series 2022 A, RB	5.00%	07/01/2047	11,675	12,866,350
Series 2023 A, RB	5.25%	05/01/2048	7,255	8,172,697
District of Columbia (Georgetown University);
Series 2017, Ref. RB(a)(e)	5.00%	04/01/2027	1,180	1,258,429
Series 2017, Ref. RB(a)(e)	5.00%	04/01/2027	7,125	7,598,566
District of Columbia (Ingleside at Rock Creek); Series 2017 A, RB	5.00%	07/01/2052	2,250	1,956,065
District of Columbia Tobacco Settlement Financing Corp.; Series 2006 A, RB(i)	0.00%	06/15/2046	25,000	6,050,555
District of Columbia Water & Sewer Authority (Green Bonds); Series 2022 C-1, RB	4.00%	10/01/2051	10,000	9,931,011
Metropolitan Washington Airports Authority; Series 2016 A, Ref. RB(b)	5.00%	10/01/2034	5,295	5,477,428
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement);
Series 2010 A, RB (INS - AGM)(i)(j)	0.00%	10/01/2037	17,565	9,648,463
Series 2019 B, Ref. RB	4.00%	10/01/2049	26,045	24,497,453
Washington (State of) Metropolitan Area Transit Authority; Series 2020 A, RB	4.00%	07/15/2045	5,000	4,951,454
Washington Metropolitan Area Transit Authority (Green Bonds); Series 2023 A, RB	5.25%	07/15/2053	5,000	5,535,322
				104,594,223

Florida–7.16%
Broward (County of), FL;
Series 2017, RB(b)	5.00%	10/01/2047	18,945	19,366,953
Series 2019 A, RB(b)	4.00%	10/01/2049	5,530	5,193,321
Series 2022 A, RB	4.00%	10/01/2047	5,005	4,929,527
Broward (County of), FL (Convention Center Expansion); Series 2021, RB	4.00%	09/01/2047	15,000	14,538,769
Capital Trust Agency, Inc. (Franklin Academy); Series 2020, RB(f)	5.00%	12/15/2055	2,000	1,677,958
Capital Trust Agency, Inc. (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. RB(f)	5.00%	07/01/2046	2,500	1,842,520
Collier (County of), FL Industrial Development Authority (The Arlington of Naples);
Series 2014 A, RB (Acquired 12/16/2013; Cost $745,694)(c)(d)(f)	7.25%	05/15/2026	746	20,134
Series 2014 A, RB (Acquired 12/16/2013; Cost $1,821,324)(c)(d)(f)	7.75%	05/15/2035	1,864	50,334
Davie (Town of), FL (Nova Southeastern University); Series 2018, Ref. RB	5.00%	04/01/2048	7,605	7,776,808
Florida (State of) North Broward Hospital District; Series 2017 B, Ref. RB	5.00%	01/01/2048	5,000	5,108,730
Florida Development Finance Corp. (Brightline Florida Passenger Rail Expansion); Series 2021, Ref. RB(a)(b)(f)	7.50%	08/15/2024	5,000	4,977,429
Florida Development Finance Corp. (Green Bonds); Series 2019 B, RB(b)(f)	7.38%	01/01/2049	10,000	10,249,838
Florida Development Finance Corp. (Renaissance Charter School, Inc.);
Series 2015, RB(f)	6.00%	06/15/2035	2,935	2,973,250
Series 2020 C, Ref. RB(f)	5.00%	09/15/2050	2,200	1,928,131
Greater Orlando Aviation Authority;
Series 2017 A, RB(b)	5.00%	10/01/2047	10,000	10,232,703
Series 2019 A, RB(b)	4.00%	10/01/2044	10,000	9,757,286
Highlands (County of), FL Health Facilities Authority (Trousdale Foundation Properties); Series 2018 A, RB (Acquired 08/29/2018-12/26/2018; Cost $5,886,218)(c)(d)	6.00%	04/01/2038	6,000	1,740,000
Lake (County of), FL (Lakeside at Waterman Village);
Series 2020 A, Ref. RB	5.50%	08/15/2030	3,805	3,819,195
Series 2020 A, Ref. RB	5.50%	08/15/2040	4,000	3,780,603
Series 2020 A, Ref. RB	5.75%	08/15/2050	3,000	2,774,271
Series 2020 A, Ref. RB	5.75%	08/15/2055	1,500	1,370,485
Manatee (County of), FL; Series 2023, Ref. RB	4.00%	10/01/2048	5,000	4,949,999
Miami Beach (City of), FL Health Facilities Authority (Mt. Sinai Medical Center);
Series 2014, Ref. RB	5.00%	11/15/2039	1,010	1,015,206
Series 2014, Ref. RB	5.00%	11/15/2044	1,045	1,050,215

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Florida–(continued)
Miami-Dade (County of), FL;
Series 2017 B, Ref. RB(b)	5.00%	10/01/2040	$6,000	$ 6,137,848
Series 2019 B, RB	4.00%	10/01/2049	15,000	14,667,936
Series 2021, RB	4.00%	10/01/2051	5,000	4,828,279
Subseries 2021 A-1, Ref. RB (INS - AGM)(b)(j)	4.00%	10/01/2045	28,000	26,783,131
Subseries 2021 A-2, Ref. RB (INS - AGM)(j)	4.00%	10/01/2049	11,290	10,987,908
Miami-Dade (County of), FL Expressway Authority; Series 2010 A, RB (INS - AGM)(j)	5.00%	07/01/2035	3,350	3,352,414
Miami-Dade (County of), FL Transit System; Series 2020 A, RB	4.00%	07/01/2050	5,000	4,830,304
Orange (County of), FL Health Facilities Authority (Orlando Health Obligated Group); Series 2019 A, RB	5.00%	10/01/2047	10,000	10,394,247
Osceola (County of), FL; Series 2020 A-1, Ref. RB	5.00%	10/01/2049	2,080	2,132,766
Pinellas (County of), FL Industrial Development Authority (2017 Foundation for Global Understanding); Series 2019, RB	5.00%	07/01/2039	2,000	2,018,466
Putnam (County of), FL Development Authority (Seminole Electric Cooperative);
Series 2018 A, Ref. RB	5.00%	03/15/2042	12,125	12,620,412
Series 2018 B, Ref. PCR	5.00%	03/15/2042	4,920	5,121,025
Reunion East Community Development District; Series 2005, RB(c)(l)	5.80%	05/01/2036	197	2
Tallahassee (City of), FL (Tallahassee Memorial Health Care, Inc.); Series 2016, RB	5.00%	12/01/2055	4,500	4,496,185
Tampa (City of), FL;
Series 2020 A, RB(i)	0.00%	09/01/2040	1,000	484,015
Series 2020 A, RB(i)	0.00%	09/01/2041	1,000	458,658
Series 2020 A, RB(i)	0.00%	09/01/2042	1,025	444,350
Series 2020 A, RB(i)	0.00%	09/01/2045	1,950	717,661
Series 2020 A, RB(i)	0.00%	09/01/2049	2,600	766,621
Series 2020 A, RB(i)	0.00%	09/01/2053	2,300	549,300
Tampa Bay (City of), FL Water; Series 2001 A, Ref. RB (INS - NATL)(j)	6.00%	10/01/2029	3,000	3,539,088
Tender Option Bond Trust Receipts/Certificates; Series 2022, VRD RB(f)(g)	3.40%	01/01/2045	6,000	6,000,000
Wildwood (City of), FL Village Community Development Disctrict No. 15; Series 2023, RB(f)	5.25%	05/01/2054	1,000	1,027,838
				243,482,119

Georgia–2.11%
Atlanta (City of), GA Department of Aviation; Series 2022 B, RB(b)	5.00%	07/01/2047	10,215	10,790,947
Georgia (State of) Municipal Electric Authority of Georgia (Plant Vogtle Units 3 & 4); Series 2019, RB	5.00%	01/01/2048	9,595	9,764,202
Glynn (County of) & Brunswick (City of), GA Memorial Hospital Authority (Southeast Georgia Health System); Series 2017, RAC	5.00%	08/01/2047	7,750	7,776,138
Macon-Bibb (County of), GA Urban Development Authority (Academy for Classical Education, Inc.);
Series 2017 A, RB(f)	5.88%	06/15/2047	1,680	1,713,644
Series 2017 A, RB(f)	6.00%	06/15/2052	1,530	1,561,256
Main Street Natural Gas, Inc.;
Series 2019 A, RB	5.00%	05/15/2043	3,000	3,077,562
Series 2023 B, RB(a)	5.00%	03/01/2030	5,000	5,306,395
Series 2023 C, RB(a)	5.00%	09/01/2030	6,000	6,388,219
Series 2023 E-1, RB(a)	5.00%	06/01/2031	5,000	5,341,561
Series 2024 A, RB(a)	5.00%	09/01/2031	7,565	8,095,626
Marietta (City of), GA Developing Authority (Life University, Inc.); Series 2017 A, Ref. RB(f)	5.00%	11/01/2037	5,250	5,102,877
Rockdale (County of), GA Development Authority (Pratt Paper (GA), LLC); Series 2018, Ref. RB(b)(f)	4.00%	01/01/2038	7,210	6,949,522
				71,867,949

Guam–0.06%
Guam (Territory of) Waterworks Authority; Series 2020 A, RB	5.00%	01/01/2050	2,000	2,063,632

Hawaii–0.26%
Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Co., Inc.); Series 2015, Ref. RB(b)	3.25%	01/01/2025	4,500	3,740,298
Hawaii (State of) Department of Transportation (Airports Division); Series 2015 A, RB(b)	5.00%	07/01/2045	5,030	5,053,613
				8,793,911

Illinois–8.57%
Bolingbrook (Village of), IL; Series 2005, RB	6.25%	01/01/2024	274	274,353

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Illinois–(continued)
Chicago (City of), IL;
Series 2002 B, GO Bonds	5.50%	01/01/2032	$3,300	$ 3,338,401
Series 2007 E, Ref. GO Bonds	5.50%	01/01/2035	1,500	1,515,742
Series 2008 C, Ref. RB	5.00%	01/01/2039	5,000	5,027,052
Series 2014, RB	5.00%	11/01/2044	1,905	1,913,710
Series 2015 A, GO Bonds	5.50%	01/01/2034	4,440	4,490,723
Series 2015 A, GO Bonds	5.50%	01/01/2035	2,000	2,020,990
Series 2017 A, RB (INS - AGM)(j)	5.25%	01/01/2042	2,000	2,082,748
Series 2017 A, Ref. GO Bonds	6.00%	01/01/2038	8,500	8,909,917
Series 2019 A, GO Bonds	5.00%	01/01/2044	5,765	5,911,103
Chicago (City of), IL (83rd/Stewart Redevelopment); Series 2013, COP(f)	7.00%	01/15/2029	1,903	1,903,904
Chicago (City of), IL (Cottage View Terrace Apartments); Series 2000 A, RB (CEP - GNMA)(b)	6.13%	02/20/2042	1,160	1,160,799
Chicago (City of), IL (Diversey/Narragansett); Series 2006, COP(l)	7.46%	02/15/2026	248	180,693
Chicago (City of), IL (O’Hare International Airport);
Series 2016 C, Ref. RB	5.00%	01/01/2037	2,500	2,565,408
Series 2017 D, RB	5.25%	01/01/2036	4,600	4,862,371
Series 2022 A, RB(b)(h)(m)	5.25%	01/01/2053	15,000	15,784,260
Series 2022, RB(b)	5.00%	01/01/2048	5,000	5,211,737
Chicago (City of), IL Board of Education;
Series 2017, Ref. GO Bonds	5.00%	12/01/2034	5,000	5,105,527
Series 2018 D, GO Bonds	5.00%	12/01/2046	3,000	3,006,042
Series 2023 A, GO Bonds	6.00%	12/01/2049	6,500	7,212,538
Series 2023, RB	5.75%	04/01/2048	5,000	5,527,957
Chicago (City of), IL Metropolitan Water Reclamation District; Series 2007 B, Ref. GO Bonds	5.25%	12/01/2034	5,000	6,175,449
Chicago (City of), IL Metropolitan Water Reclamation District (Green Bonds); Series 2015 C, GO Bonds	5.00%	12/01/2028	4,000	4,043,247
Chicago (City of), IL Midway International Airport; Series 2014 A, Ref. RB(a)(b)(e)	5.00%	04/03/2024	10,225	10,237,033
Chicago (City of), IL Transit Authority; Series 2014, RB	5.00%	12/01/2044	8,195	8,210,879
Gilberts (Village of), IL Special Service Area No. 24 (The Conservancy); Subseries 2014 A, RB	5.38%	03/01/2034	507	487,639
Illinois (State of);
Series 2014, GO Bonds	5.25%	02/01/2033	2,650	2,652,887
Series 2014, GO Bonds	5.00%	05/01/2039	4,710	4,713,702
Series 2017 C, GO Bonds	5.00%	11/01/2029	5,000	5,320,349
Series 2018 A, GO Bonds	6.00%	05/01/2028	10,235	11,374,177
Series 2018 A, GO Bonds	5.00%	05/01/2030	2,775	2,984,290
Series 2020 B, GO Bonds	4.00%	10/01/2034	2,900	2,964,983
Series 2020, GO Bonds	5.50%	05/01/2039	6,250	6,909,596
Illinois (State of) (Rebuild Illinois Program); Series 2019 B, GO Bonds	4.00%	11/01/2035	4,450	4,513,345
Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(b)	8.00%	06/01/2032	1,270	1,271,291
Illinois (State of) Finance Authority;
Series 2016 C, Ref. RB	5.00%	02/15/2041	10,000	10,210,029
Series 2023, RB(a)(b)(f)	7.25%	09/03/2030	5,000	5,291,680
Illinois (State of) Finance Authority (Centegra Health System);
Series 2014 A, RB(a)(e)	5.00%	09/01/2024	1,865	1,879,842
Series 2014 A, RB(a)(e)	5.00%	09/01/2024	1,290	1,300,266
Illinois (State of) Finance Authority (Lutheran Communities Obligated Group);
Series 2019 A, Ref. RB (Acquired 11/27/2019; Cost $3,609,904)(d)	5.00%	11/01/2035	3,430	3,166,694
Series 2019 A, Ref. RB (Acquired 11/27/2019; Cost $2,347,037)(d)	5.00%	11/01/2040	2,245	1,942,229
Illinois (State of) Finance Authority (Northshore Edward); Series 2022 F, Ref. VRD RB(g)	3.00%	08/15/2057	15,000	15,000,000
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2016, RB	5.13%	05/15/2060	784	424,889
Illinois (State of) Finance Authority (Plymouth Place);
Series 2015, Ref. RB(a)(e)	5.00%	05/15/2025	1,050	1,072,020
Series 2015, Ref. RB(a)(e)	5.25%	05/15/2025	2,355	2,411,244
Illinois (State of) Finance Authority (Rosalind Franklin University);
Series 2017, RB	5.00%	08/01/2049	2,450	2,456,068
Series 2017, Ref. RB	5.00%	08/01/2047	1,025	1,029,414
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2038	6,750	6,809,967
Illinois (State of) Finance Authority (The University of Chicago); Series 2015 A, RB(h)	5.00%	10/01/2040	10,000	10,120,260

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Illinois–(continued)
Illinois (State of) Housing Development Authority (Social Bonds); Series 2022 D, VRD RB (CEP - GNMA)(g)	3.23%	04/01/2045	$10,110	$ 10,110,000
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2020, Ref. RB	4.00%	06/15/2050	6,645	6,246,022
Illinois (State of) Sports Facilities Authority;
Series 2014, Ref. RB (INS - AGM)(j)	5.25%	06/15/2031	2,630	2,639,690
Series 2014, Ref. RB (INS - AGM)(j)	5.25%	06/15/2032	2,395	2,400,926
Illinois (State of) Toll Highway Authority;
Series 2013 A, RB(a)(e)(h)	5.00%	04/02/2024	8,000	8,009,720
Series 2014 B, RB(a)(e)	5.00%	04/02/2024	14,190	14,206,682
Series 2021 A, RB	4.00%	01/01/2046	11,355	11,188,030
Plano (City of), IL Special Service Area No. 10 (Lakewood Springs Club); Series 2007, RB(c)(l)	5.80%	03/01/2037	1,500	165,000
Railsplitter Tobacco Settlement Authority; Series 2017, RB(e)	5.00%	06/01/2026	8,000	8,339,496
Sales Tax Securitization Corp.; Series 2018 C, Ref. RB	5.25%	01/01/2043	5,000	5,308,427
				291,593,437

Indiana–0.73%
Indiana (State of) Finance Authority (CWA Authority) (Green Bonds); Series 2016 A, RB (INS - NATL)(j)	5.00%	10/01/2046	15,000	15,299,497
Indiana (State of) Finance Authority (Good Samaritan Hospital); Series 2016 A, RB	5.50%	04/01/2041	4,555	4,636,324
Northern Indiana Commuter Transportation District;
Series 2016, RB	5.00%	07/01/2035	1,700	1,746,767
Series 2016, RB	5.00%	07/01/2041	1,500	1,530,532
Valparaiso (City of), IN (Pratt Paper, LLC); Series 2013, RB(b)	6.75%	01/01/2034	1,500	1,503,592
				24,716,712

Iowa–0.62%
Iowa (State of) Finance Authority (Alcoa, Inc.); Series 2012, RB	4.75%	08/01/2042	5,000	4,957,392
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2022, Ref. RB(a)	5.00%	12/01/2042	10,215	10,799,449
Iowa (State of) Tobacco Settlement Authority;
Series 2021 A-2, Ref. RB	4.00%	06/01/2036	1,000	1,035,332
Series 2021 A-2, Ref. RB	4.00%	06/01/2049	1,800	1,711,903
Series 2021 B-1, Ref. RB	4.00%	06/01/2049	2,380	2,403,791
				20,907,867

Kansas–0.16%
Lenexa (City of), KS (Lakeview Village, Inc.); Series 2018 A, Ref. RB	5.00%	05/15/2039	1,500	1,481,036
Wichita (City of), KS (Kansas Masonic Home); Series 2016 II-A, RB (Acquired 06/24/2016-05/30/2019; Cost $7,075,417)(c)(d)	5.38%	12/01/2046	6,960	1,461,600
Wichita (City of), KS (Presbyterian Manors, Inc.); Series 2013 IV-A, RB	6.38%	05/15/2043	1,500	1,329,532
Wyandotte (County of), KS Unified Government; Series 2014 A, Ref. RB	5.00%	09/01/2044	1,180	1,182,753
				5,454,921

Kentucky–2.36%
Ashland (City of), KY (King’s Daughters Medical Center);
Series 2019, Ref. RB	4.00%	02/01/2035	465	466,497
Series 2019, Ref. RB	4.00%	02/01/2036	380	379,262
Series 2019, Ref. RB	4.00%	02/01/2037	375	371,058
Christian (County of), KY (Jennie Stuart Medical Center, Inc.);
Series 2016, Ref. RB	5.38%	02/01/2036	3,000	3,074,930
Series 2016, Ref. RB	5.50%	02/01/2044	5,000	5,067,701
Kentucky (Commonwealth of) Economic Development Finance Authority (Baptist Healthcare System); Series 2017 B, RB	5.00%	08/15/2046	5,000	5,100,843
Kentucky (Commonwealth of) Economic Development Finance Authority (Louisville Arena Authority, Inc.); Series 2017 A, Ref. RB (INS - AGM)(j)	5.00%	12/01/2045	15,300	15,934,623
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway);
Series 2015 A, RB	5.00%	07/01/2037	1,700	1,713,602
Series 2015 A, RB	5.00%	07/01/2040	12,705	12,753,686
Series 2015 A, RB	5.00%	01/01/2045	4,175	4,179,962

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky-(continued)
Kentucky (Commonwealth of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2017 A, Ref. RB	5.00%	06/01/2045	$8,950	$ 9,030,410
Kentucky (Commonwealth of) Municipal Power Agency (Prairie State); Series 2019 A, Ref. RB	4.00%	09/01/2045	13,555	12,368,563
Kentucky (Commonwealth of) Public Energy Authority;
Series 2020 A, RB(a)	4.00%	06/01/2026	6,000	5,996,285
Series 2024 A, RB(a)	5.00%	07/01/2030	3,575	3,754,194
				80,191,616

Louisiana-1.44%
Jefferson (Parish of), LA Sales Tax District; Series 2019 B, RB (INS - AGM)(j)	4.00%	12/01/2038	6,000	6,102,253
Louisiana (State of) Public Facilities Authority (Ochsner Clinic Foundation); Series 2002 B, RB(a)(e)	5.50%	05/15/2026	1,010	1,064,559
Louisiana (State of) Public Facilities Authority (Provident Group-Flagship Properties LLC- Louisiana
State University Nicholson Gateway); Series 2016, RB	5.00%	07/01/2051	12,400	12,532,046
New Orleans (City of), LA;
Series 2014, Ref. RB(a)(e)	5.00%	06/01/2024	605	607,376
Series 2015, RB(a)(e)	5.00%	12/01/2025	3,000	3,102,287
Series 2015, RB(a)(e)	5.00%	12/01/2025	5,500	5,687,526
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolidated Garage System); Series 2018 A, RB (INS - AGM)(j)	5.00%	10/01/2048	5,000	5,186,980
St. John the Baptist (Parish of), LA (Marathon Oil Corp.);
Series 2017, Ref. RB(a)	2.13%	07/01/2024	4,000	3,966,295
Subseries 2017 A-3, Ref. RB(a)	2.20%	07/01/2026	4,000	3,808,261
Tobacco Settlement Financing Corp.; Series 2013 A, Ref. RB	5.25%	05/15/2035	6,925	6,980,074
				49,037,657

Maryland-1.45%
Anne Arundel (County of), MD; Series 2023, GO Bonds	4.00%	10/01/2052	10,000	9,881,867
Baltimore (City of), MD (Convention Center Hotel); Series 2017, Ref. RB	5.00%	09/01/2039	7,100	7,060,040
Baltimore (City of), MD (East Baltimore Research Park); Series 2017, Ref. RB	5.00%	09/01/2038	1,650	1,663,307
Maryland (State of) Health & Higher Educational Facilities Authority (Green Street Academy);
Series 2017 A, RB(f)	5.13%	07/01/2037	1,265	1,259,473
Series 2017 A, RB(f)	5.25%	07/01/2047	4,295	4,138,110
Series 2017 A, RB(f)	5.38%	07/01/2052	1,530	1,477,049
Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health); Series 2016, Ref. RB	5.00%	07/01/2047	5,000	5,097,265
Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health); Series 2017 A, RB	5.00%	05/15/2042	5,000	5,111,460
Prince George’s (County of), MD (Collington Episcopal Life Care Community, Inc.);
Series 2017, Ref. RB	5.25%	04/01/2037	2,000	1,948,269
Series 2017, Ref. RB	5.25%	04/01/2047	4,035	3,599,354
Rib Floater Trust; Series 2022-024, VRD RB (LOC - Barclays Bank PLC)(f)(g)(n)	3.65%	11/15/2049	5,000	5,000,000
Rockville (City of), MD (Ingleside at King Farm); Series 2017 B, RB	5.00%	11/01/2042	3,500	3,243,266
				49,479,460

Massachusetts-1.67%
Massachusetts (Commonwealth of) Bay Transportation Authority; Series 2016 A, Ref. RB(i)	0.00%	07/01/2031	13,000	9,831,804
Massachusetts (Commonwealth of) Development Finance Agency; Series 2019 A, Ref. RB	5.00%	07/01/2044	4,000	3,966,059
Massachusetts (Commonwealth of) Development Finance Agency (Caregroup);
Series 2016 I, Ref. RB	5.00%	07/01/2036	3,000	3,097,641
Series 2018 J-2, RB	5.00%	07/01/2043	4,100	4,274,416
Series 2018 J-2, RB	5.00%	07/01/2053	5,000	5,116,340
Massachusetts (Commonwealth of) Development Finance Agency (Dana-Farber Cancer Institute); Series 2016, RB	5.00%	12/01/2041	2,000	2,063,121
Massachusetts (Commonwealth of) Development Finance Agency (Emerson College); Series 2016 A, RB	5.00%	01/01/2047	5,000	5,023,180
Massachusetts (Commonwealth of) Development Finance Agency (International Charter School); Series 2015, Ref. RB	5.00%	04/15/2040	2,000	2,001,418
Massachusetts (Commonwealth of) Development Finance Agency (Lawrence General Hospital);
Series 2017, Ref. RB	5.00%	07/01/2042	1,000	849,937
Series 2017, Ref. RB	5.00%	07/01/2047	3,000	2,456,937
Massachusetts (Commonwealth of) Port Authority; Series 2019 A, Ref. RB(b)	5.00%	07/01/2040	1,000	1,053,914

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts-(continued)
Massachusetts (Commonwealth of) Port Authority (Bosfuel); Series 2019 A, Ref. RB(b)	4.00%	07/01/2044	$7,500	$ 7,219,627
Massachusetts (Commonwealth of) Transportation Fund (Rail Enhancement Program); Series 2021 A, RB(h)	4.00%	06/01/2050	10,000	9,734,792
				56,689,186

Michigan-1.75%
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo);
Series 2019, Ref. RB	5.00%	05/15/2037	1,230	1,145,386
Series 2019, Ref. RB	5.00%	05/15/2042	1,310	1,162,027
Series 2020, RB	5.00%	05/15/2055	2,520	2,068,985
Michigan (State of); Series 2021, RB	4.00%	11/15/2046	15,000	15,003,907
Michigan (State of) Building Authority (Facilities Program); Series 2021 I, RB	4.00%	10/15/2046	7,000	6,957,410
Michigan (State of) Finance Authority; Series 2020 B-1, Ref. RB	5.00%	06/01/2049	1,140	1,175,427
Michigan (State of) Finance Authority (Beaumont Health Credit Group); Series 2016, RB	5.00%	11/01/2044	9,000	9,130,104
Michigan (State of) Finance Authority (Charter County of Wayne Criminal Justice Center); Series 2018, RB	5.00%	11/01/2043	2,500	2,650,592
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-6, Ref. RB	5.00%	07/01/2033	1,355	1,360,532
Series 2014 D-1, Ref. RB (INS - AGM)(j)	5.00%	07/01/2037	2,000	2,007,254
Series 2014 D-2, Ref. RB (INS - AGM)(j)	5.00%	07/01/2027	4,000	4,022,715
Series 2014 D-4, Ref. RB	5.00%	07/01/2029	1,355	1,361,502
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014 F, Ref. RB	4.50%	10/01/2029	4,000	4,012,733
Oakland University Board of Trustees; Series 2016, RB	5.00%	03/01/2047	7,500	7,608,887
				59,667,461

Minnesota-0.27%
Minnesota (State of) Higher Education Facilities Authority (Bethel University); Series 2017, Ref. RB	5.00%	05/01/2047	7,615	7,034,887
St. Paul (City of), MN Housing & Redevelopment Authority (Hmong College Prep Academy); Series 2016, Ref. RB	5.75%	09/01/2046	2,000	2,015,642
				9,050,529

Mississippi-0.13%
West Rankin Utility Authority; Series 2018, RB(a)(e)	5.00%	01/01/2028	4,050	4,406,457

Missouri-1.90%
Kansas City (City of), MO Industrial Development Authority (Kansas City International Airport);
Series 2019 B, RB (INS - AGM)(b)(j)	5.00%	03/01/2049	11,975	12,299,911
Series 2019 B, RB(b)	5.00%	03/01/2054	10,265	10,398,342
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. RB(f)	5.00%	04/01/2046	1,150	1,045,013
Kansas City (City of), MO Land Clearance for Redevelopment Authority (Convention Center Hotel); Series 2018 B, RB(f)	5.00%	02/01/2040	1,500	1,448,513
Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights);
Series 2017 A, Ref. RB	5.25%	05/15/2042	1,675	1,375,801
Series 2017 A, Ref. RB	5.25%	05/15/2050	2,900	2,237,383
Missouri (State of) Development Finance Board (Kopytek Printing); Series 2010, VRD IDR (LOC - FHLB of Chicago)(g)(n)	3.45%	08/01/2038	1,120	1,120,000
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services);
Series 2016 B, Ref. RB	5.00%	02/01/2046	4,000	3,840,361
Series 2019 A, RB	5.00%	02/01/2042	3,000	2,940,756
Missouri (State of) Health & Educational Facilities Authority (Medical Research Lutheran Services); Series 2016 A, RB	5.00%	02/01/2036	3,200	3,210,240
Missouri (State of) Health & Educational Facilities Authority (Mercy Health); Series 2017 C, Ref. RB(h)	5.00%	11/15/2047	15,540	15,936,829
St. Louis (County of), MO Industrial Development Authority (Friendship Village of Sunset Hills); Series 2013 A, RB	5.88%	09/01/2043	1,750	1,750,807
St. Louis (County of), MO Industrial Development Authority (Friendship Village West County); Series 2018 A, RB	5.13%	09/01/2048	7,500	6,981,101
				64,585,057

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Montana-0.06%
Kalispell (City of), MT (Immanuel Lutheran Corp.); Series 2017, Ref. RB	5.25%	05/15/2047	$2,645	$ 2,182,959

Nebraska-0.70%
Central Plains Energy Project (No. 3); Series 2017 A, Ref. RB	5.00%	09/01/2035	8,140	8,818,133
Omaha (City of), NE Public Power District;
Series 2021 A, RB	4.00%	02/01/2051	5,000	4,872,967
Series 2021 A, RB (INS - AGM)(j)	4.00%	02/01/2051	5,000	4,896,783
Public Power Generation Agency (Whelan Energy Center Unit 2); Series 2016 A, Ref. RB	5.00%	01/01/2037	5,000	5,159,686
				23,747,569

Nevada-0.08%
Nevada (State of) Department of Business & Industry (Doral Academy of Nevada); Series 2017 A, RB	5.00%	07/15/2047	2,900	2,821,925

New Hampshire-0.54%
New Hampshire (State of) Business Finance Authority; Series 2020-1A, RB	4.13%	01/20/2034	10,793	10,527,760
New Hampshire (State of) Business Finance Authority (Covanta Green Bonds); Series 2020 B, Ref. RB(a)(b)(f)	3.75%	07/02/2040	1,205	941,085
New Hampshire (State of) Business Finance Authority (Covanta); Series 2020 A, Ref. RB(a)(f)	3.63%	07/02/2040	740	568,285
New Hampshire (State of) Business Finance Authority (Social Bonds); Series 2022-2A, RB	4.00%	10/20/2036	6,595	6,305,226
				18,342,356

New Jersey-5.52%
Garden State Preservation Trust; Series 2005 A, RB (INS - AGM)(j)	5.75%	11/01/2028	6,000	6,371,573
Gloucester (County of), NJ Industrial Pollution Control Financing Authority (Logan); Series 2014 A, Ref. PCR(b)(e)	5.00%	12/01/2024	915	917,399
Hudson County Improvement Authority (Hudson County Courthouse); Series 2020, RB	4.00%	10/01/2046	10,000	10,017,517
Middlesex (County of), NJ Improvement Authority (New Jersey Health + Life Science Exchange - H-1); Series 2023, RB	5.00%	08/15/2053	10,000	10,923,989
New Jersey (State of); Series 2020 A, GO Bonds	4.00%	06/01/2032	9,120	9,991,470
New Jersey (State of) Economic Development Authority;
Series 2005 N-1, Ref. RB (INS - AMBAC)(j)	5.50%	09/01/2024	3,885	3,924,677
Series 2017 A, Ref. RB	5.00%	07/01/2033	2,800	2,901,965
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.);
Series 2012 C, RB	5.00%	07/01/2032	620	619,993
Series 2012 C, RB	5.30%	07/01/2044	2,380	2,379,824
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement); Series 2013, RB(b)	5.38%	01/01/2043	1,500	1,504,109
New Jersey (State of) Health Care Facilities Financing Authority (Princeton HealthCare System); Series 2016 A, Ref. RB	5.00%	07/01/2039	7,000	7,207,674
New Jersey (State of) Health Care Facilities Financing Authority (Virtua Health); Series 2009 D, VRD RB (LOC - TD Bank N.A.)(g)(n)	2.80%	07/01/2043	3,000	3,000,000
New Jersey (State of) Transportation Trust Fund Authority;
Series 2006 C, RB (INS - AGC)(i)(j)	0.00%	12/15/2026	10,000	9,171,196
Series 2006 C, RB (INS - NATL)(i)(j)	0.00%	12/15/2031	7,410	5,777,370
Series 2014, RB	5.00%	06/15/2032	3,000	3,265,364
Series 2015 AA, RB	5.25%	06/15/2041	2,500	2,540,845
Series 2015 AA, RB	5.00%	06/15/2045	3,420	3,452,330
Series 2016 A-1, RN	5.00%	06/15/2027	10,000	10,461,690
Series 2018 A, Ref. RB	5.00%	12/15/2035	7,030	7,595,465
Series 2018 A, RN(h)(m)	5.00%	06/15/2030	5,000	5,212,025
Series 2018 A, RN(h)(m)	5.00%	06/15/2031	7,500	7,807,358
Series 2019 BB, RB	5.00%	06/15/2044	5,000	5,221,708
Series 2019 BB, RB	4.00%	06/15/2050	6,930	6,664,303
Series 2020 AA, RB	4.00%	06/15/2050	11,760	11,309,120
Series 2022, RB	5.50%	06/15/2050	5,000	5,545,285

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey-(continued)
New Jersey (State of) Turnpike Authority;
Series 2016 A, Ref. RB	5.00%	01/01/2034	$5,000	$ 5,165,228
Series 2021 A, RB	4.00%	01/01/2042	2,750	2,807,733
Series 2021 A, RB	4.00%	01/01/2051	10,000	9,941,404
Series 2022 B, RB	5.25%	01/01/2052	12,000	13,411,164
Tender Option Bond Trust Receipts/Certificates; Series 2022-XM1047, VRD RB(f)(g)	3.50%	06/15/2027	2,500	2,500,000
Tobacco Settlement Financing Corp.; Series 2018 A, Ref. RB	5.00%	06/01/2046	10,000	10,234,631
				187,844,409

New Mexico-0.03%
New Mexico (State of) Hospital Equipment Loan Council (La Vida Expansion); Series 2019 A, RB	5.00%	07/01/2049	1,250	1,005,374

New York-10.68%
Brooklyn Arena Local Development Corp. (Barclays Center); Series 2009, RB(i)	0.00%	07/15/2035	5,000	3,149,099
Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2045	5,850	5,685,493
Hudson Yards Infrastructure Corp.; Series 2017 A, Ref. RB	4.00%	02/15/2044	5,000	4,955,551
Metropolitan Transportation Authority (Green Bonds);
Series 2017 A-1, RB	5.25%	11/15/2057	2,280	2,338,754
Series 2017 C-1, Ref. RB	5.00%	11/15/2024	3,670	3,715,215
Series 2019 C, RB (INS - AGM)(j)	4.00%	11/15/2045	10,000	9,831,297
Series 2020 C-1, RB	5.00%	11/15/2050	4,000	4,186,890
Series 2020 D-3, RB	4.00%	11/15/2050	10,000	9,573,235
Series 2020 E, Ref. RB	4.00%	11/15/2045	5,000	4,893,156
Monroe County Industrial Development Corp. (St. Ann’s Community);
Series 2019, Ref. RB	5.00%	01/01/2040	4,985	4,373,143
Series 2019, Ref. RB	5.00%	01/01/2050	2,015	1,598,834
New York & New Jersey (States of) Port Authority;
Ninety-Third Series 1994, RB	6.13%	06/01/2094	5,250	5,271,178
Series 2019, RB(b)	5.00%	11/01/2049	6,500	6,703,373
New York (City of), NY;
Series 2018 E-1, GO Bonds	5.00%	03/01/2041	2,695	2,850,950
Series 2021 F-1, GO Bonds	5.00%	03/01/2050	10,000	10,656,865
Series 2022 A, GO Bonds	5.25%	09/01/2043	7,500	8,435,801
Subseries 2019 A-1, GO Bonds	4.00%	08/01/2042	11,930	11,992,226
New York (City of), NY Municipal Water Finance Authority;
Series 2023 CC, VRD RB(g)	2.85%	06/15/2053	500	500,000
Series 2024 AA-1, RB	5.25%	06/15/2053	5,000	5,589,457
New York (City of), NY Transitional Finance Authority;
Series 2013, RB(a)(e)	5.00%	04/02/2024	12,580	12,595,388
Series 2013, RB	5.00%	11/01/2042	45	45,026
Series 2019, RB	4.00%	11/01/2042	10,000	10,054,536
Series 2022 C-1, RB	4.00%	02/01/2051	6,000	5,790,970
Series 2023 F-1, RB	5.00%	02/01/2042	5,000	5,605,565
Subseries 2013, RB(a)(e)	5.00%	04/02/2024	5,465	5,471,685
New York (State of) Dormitory Authority; Series 2014 C, RB	5.00%	03/15/2040	12,030	12,037,657
New York (State of) Dormitory Authority (Bidding Group 3); Series 2021 E, Ref. RB	4.00%	03/15/2040	10,855	11,054,542
New York (State of) Power Authority (Green Bonds);
Series 2020 A, Ref. RB	4.00%	11/15/2045	7,000	6,939,852
Series 2020 A, Ref. RB	4.00%	11/15/2055	5,000	4,829,805
New York (State of) Thruway Authority; Series 2019 B, RB	4.00%	01/01/2050	10,000	9,637,045
New York City Housing Development Corp.; Series 2021, VRD RB (CEP -Federal Housing Administration)(g)	3.20%	11/01/2060	10,000	10,000,000
New York City Housing Development Corp. (Sustainable Development Bonds); Series 2023, RB	4.80%	02/01/2053	10,000	10,241,890
New York Counties Tobacco Trust VI; Series 2016 A-1, Ref. RB	5.75%	06/01/2043	10,000	10,305,580
New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 1, Ref. RB(f)	5.00%	11/15/2044	10,905	10,907,895
New York State Urban Development Corp.; Series 2020 A, RB	4.00%	03/15/2049	10,045	9,826,575
New York State Urban Development Corp. (Bidding Group 3); Series 2021 A, Ref. RB	4.00%	03/15/2045	10,000	9,891,466

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport);
Series 2023, RB(b)	6.00%	06/30/2054	$6,020	$ 6,630,844
Series 2023, RB(b)	5.38%	06/30/2060	8,215	8,624,732
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. RB(b)	5.00%	08/01/2026	13,200	13,203,367
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment);
Series 2018, RB(b)	5.00%	01/01/2034	6,970	7,203,073
Series 2018, RB(b)	5.00%	01/01/2036	1,235	1,271,712
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, RB(b)	5.25%	01/01/2050	14,815	14,819,082
Series 2023, RB(b)	6.00%	04/01/2035	10,000	11,293,472
New York Transportation Development Corp. (Terminal 4 JFK International Airport);
Series 2020, Ref. RB	5.00%	12/01/2038	2,000	2,128,951
Series 2022, RB(b)	5.00%	12/01/2036	1,275	1,374,637
Series 2022, RB(b)	5.00%	12/01/2037	2,700	2,886,739
Series 2022, RB(b)	5.00%	12/01/2038	7,875	8,365,794
Rockland Tobacco Asset Securitization Corp.;
Series 2001, RB	5.63%	08/15/2035	860	870,859
Series 2005 A, RB(f)(i)	0.00%	08/15/2045	54,560	15,760,420
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels);
Series 2021 C-1A, RB	5.00%	05/15/2051	4,115	4,429,202
Series 2022 A, RB	5.25%	05/15/2057	5,000	5,456,961
TSASC, Inc.; Series 2016 B, Ref. RB	5.00%	06/01/2045	8,265	7,575,911
				363,431,750

North Carolina-0.27%
North Carolina (State of) Medical Care Commission (Pennybyrn at Maryfield);
Series 2015, Ref. RB	5.00%	10/01/2035	1,855	1,813,503
Series 2020, RB	5.00%	10/01/2040	1,050	978,198
Series 2020, RB	5.00%	10/01/2045	1,000	896,533
North Carolina (State of) Turnpike Authority; Series 2018, Ref. RB (INS -AGM)(j)	5.00%	01/01/2038	5,000	5,343,544
				9,031,778

North Dakota-0.31%
Burleigh (County of), ND (University of Mary); Series 2016, RB	5.20%	04/15/2046	1,520	1,465,738
Ward (County of), ND (Trinity Obligated Group); Series 2017 C, RB	5.00%	06/01/2048	11,065	9,234,772
				10,700,510

Ohio-3.72%
Akron, Bath & Copley Joint Township Hospital District (Summa Health Obligated Group); Series 2016, Ref. RB	5.25%	11/15/2046	5,000	5,096,478
American Municipal Power, Inc. (Greenup Hydroelectric); Series 2016 A, RB	5.00%	02/15/2046	10,000	10,153,680
Buckeye Tobacco Settlement Financing Authority;
Series 2020 B-2, Ref. RB	5.00%	06/01/2055	22,915	21,869,111
Series 2020 B-3, Ref. RB(i)	0.00%	06/01/2057	21,475	2,252,096
Centerville (City of), OH (Graceworks Lutheran Services); Series 2017, Ref. RB	5.25%	11/01/2047	5,400	4,910,223
Chillicothe (City of), OH (Adena Health System Obligated Group); Series 2017, Ref. RB	5.00%	12/01/2037	5,000	5,179,436
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Constellation Schools); Series 2014 A, Ref. RB(f)	6.50%	01/01/2034	2,450	2,450,781
Cleveland (City of), OH; Series 2008 B-2, RB (INS - NATL)(i)(j)	0.00%	11/15/2025	2,895	2,732,504
Cuyahoga (County of), OH (MetroHealth System);
Series 2017, Ref. RB	5.00%	02/15/2052	5,000	4,955,115
Series 2017, Ref. RB	5.50%	02/15/2052	7,000	7,094,562
Series 2017, Ref. RB	5.00%	02/15/2057	2,150	2,110,795
Hamilton (County of), OH (Cincinnati Children’s Hospital); Series 2019 CC, RB	5.00%	11/15/2049	10,000	11,758,837
Hamilton (County of), OH (Life Enriching Communities);
Series 2016, Ref. RB	5.00%	01/01/2046	6,505	6,125,594
Series 2016, Ref. RB	5.00%	01/01/2051	1,695	1,556,735
Hamilton (County of), OH (Trihealth, Inc. Obligated); Series 2021, VRD Ref. RB(g)	3.00%	08/15/2051	600	600,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio-(continued)
Hamilton (County of), OH (UC Health); Series 2020, RB	5.00%	09/15/2050	$12,040	$ 12,216,954
Lucas (County of), OH (ProMedica Healthcare System); Series 2018 A, Ref. RB	5.25%	11/15/2048	1,500	1,440,810
Montgomery (County of), OH (Dayton Children’s Hospital); Series 2021, Ref. RB	4.00%	08/01/2046	2,500	2,402,947
Muskingum (County of), OH (Genesis Healthcare System); Series 2013, RB	5.00%	02/15/2044	7,740	7,180,088
Ohio (State of) (Portsmouth Bypass); Series 2015, RB(b)	5.00%	12/31/2025	2,000	2,023,811
Ohio (State of) Housing Finance Agency (Covenant House Apartments); Series 2008 C, RB (CEP - GNMA)(b)	6.10%	09/20/2049	2,845	2,846,726
Ohio (State of) Water Development Authority Water Pollution Control Loan Fund (Green Bonds); Series 2021 A, RB	4.00%	12/01/2046	6,540	6,559,145
Tuscarawas (County of), OH Economic Development and Finance Alliance (Ashland University); Series 2015, Ref. RB	6.00%	03/01/2045	3,000	3,002,543
				126,518,971

Oklahoma-0.99%
Oklahoma (State of) Development Finance Authority (OU Medicine);
Series 2018 B, RB	5.25%	08/15/2043	8,500	8,615,278
Series 2018 B, RB	5.50%	08/15/2052	6,000	6,098,960
Oklahoma (State of) Development Finance Authority (Provident Oklahoma Education Resources, Inc.-Cross Village Student Housing);
Series 2017, RB(c)	5.00%	08/01/2052	2,000	3,200
Series 2017, RB(c)	5.25%	08/01/2057	2,610	4,176
Oklahoma (State of) Water Resources Board (2019 Master Trust);
Series 2023, RB	4.00%	04/01/2048	2,950	2,919,498
Series 2023, RB	4.13%	04/01/2053	3,700	3,655,567
Tulsa (City of), OK Airports Improvement Trust; Series 2001 C, Ref. RB(b)	5.50%	12/01/2035	7,500	7,501,172
Tulsa (City of), OK Airports Improvement Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(a)(b)	5.00%	06/01/2025	5,000	5,011,163
				33,809,014

Oregon-0.67%
Clackamas (County of), OR Hospital Facility Authority (Mary’s Woods at Marylhurst, Inc.);
Series 2018 A, RB	5.00%	05/15/2048	1,090	949,187
Series 2018 A, RB	5.00%	05/15/2052	500	426,357
Clackamas (County of), OR Hospital Facility Authority (Rose Villa);
Series 2020 A, Ref. RB	5.13%	11/15/2040	1,000	970,982
Series 2020 A, Ref. RB	5.25%	11/15/2050	1,250	1,158,708
Clackamas (County of), OR Hospital Facility Authority (Willamette View);
Series 2017 A, Ref. RB	5.00%	11/15/2047	2,415	2,255,951
Series 2017 A, Ref. RB	5.00%	11/15/2052	2,960	2,715,498
Oregon (State of); Series 2020 M, VRD GO Bonds(g)	2.75%	12/01/2044	635	635,000
Portland (Port of), OR (Green Bonds); Twenty Ninth Series 2023, RB(b)	5.50%	07/01/2053	5,000	5,502,984
Portland (Port of), OR (Portland International Airport);
Series 2017 24 B, RB(b)	5.00%	07/01/2047	3,000	3,041,579
Series 2019 25 B, RB(b)	5.00%	07/01/2049	5,000	5,143,432
				22,799,678

Pennsylvania-3.46%
Allegheny (County of), PA Airport Authority; Series 2021 A, RB(b)	5.00%	01/01/2051	15,000	15,489,446
Montgomery (County of), PA Higher Education & Health Authority (Thomas Jefferson University); Series 2019, Ref. RB	4.00%	09/01/2049	5,535	5,155,356
Pennsylvania (Commonwealth of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. RB(b)	5.50%	11/01/2044	3,300	3,311,800
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Penndot Major Bridges); Series 2022, RB(b)	5.25%	06/30/2053	12,000	12,829,111
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015 B, VRD RB(g)	4.05%	09/01/2045	10,000	10,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-(continued)
Pennsylvania (Commonwealth of) Turnpike Commission;
Series 2014 A-2, RB(k)	5.13%	12/01/2040	$5,500	$ 5,767,933
Series 2017 A, RB	5.50%	12/01/2046	10,000	10,401,689
Series 2017 A-1, RB	5.00%	12/01/2042	2,500	2,628,730
Series 2017 B-1, RB	5.25%	06/01/2047	9,875	10,228,368
Series 2020 B, RB	5.00%	12/01/2045	2,000	2,162,917
Series 2021 A, RB	4.00%	12/01/2046	1,000	987,085
Series 2021 A, Ref. RB	4.00%	12/01/2051	8,500	8,297,448
Series 2021 B, Ref. RB	4.00%	12/01/2053	5,995	5,684,770
Philadelphia (City of), PA; Series 2017 B, Ref. RB(b)	5.00%	07/01/2047	7,500	7,597,982
Philadelphia (City of), PA Authority for Industrial Development (St. Joseph’s University); Series 2022, RB	5.25%	11/01/2047	8,000	8,584,119
Philadelphia (City of), PA Authority for Industrial Development (Thomas Jefferson University); Series 2017 A, Ref. RB	5.00%	09/01/2047	3,500	3,557,536
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. RB	5.00%	07/01/2042	3,000	2,544,096
Philadelphia School District (The); Series 2007 A, Ref. GO Bonds (INS -NATL)(j)	5.00%	06/01/2026	2,360	2,450,266
				117,678,652

Puerto Rico-1.34%
Children’s Trust Fund;
Series 2002, RB	5.50%	05/15/2039	5,560	5,575,717
Series 2002, RB	5.63%	05/15/2043	1,250	1,264,574
Series 2008 B, RB(i)	0.00%	05/15/2057	260,000	16,849,248
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2007 VV, Ref. RB (INS - NATL)(j)	5.25%	07/01/2030	2,700	2,668,380
Series 2012 A, RB(c)	5.00%	07/01/2042	5,525	1,464,125
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB	4.50%	07/01/2034	1,400	1,409,056
Series 2018 A-1, RB	4.55%	07/01/2040	1,583	1,594,940
Series 2018 A-1, RB(i)	0.00%	07/01/2046	31,000	10,092,558
Series 2018 A-1, RB	5.00%	07/01/2058	4,500	4,533,741
				45,452,339

South Carolina-2.02%
Patriots Energy Group Financing Agency; Series 2023 A-1, RB(a)	5.25%	08/01/2031	7,250	7,763,664
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes);
Series 2013, RB	5.00%	05/01/2028	2,000	1,945,062
Series 2017, Ref. RB	5.00%	05/01/2037	2,860	2,563,596
South Carolina (State of) Jobs-Economic Development Authority (Prisma Health Obligated Group);
Series 2018 A, Ref. RB	5.00%	05/01/2043	15,000	15,381,939
Series 2018 C, VRD RB(g)	3.98%	05/01/2048	10,000	10,000,000
South Carolina (State of) Ports Authority; Series 2015, RB(a)(b)(e)	5.00%	07/01/2025	10,000	10,242,845
South Carolina (State of) Public Service Authority;
Series 2013 E, Ref. RB	5.50%	12/01/2053	12,425	12,428,007
Series 2021 B, RB	5.00%	12/01/2040	3,300	3,563,527
University of South Carolina (Campus Village); Series 2021 A, RB	4.00%	05/01/2051	5,000	4,820,680
				68,709,320

Tennessee-1.13%
Knox (County of), TN Health, Educational & Housing Facility Board (Covenant Health); Series 2016 A, Ref. RB	5.00%	01/01/2042	14,000	14,316,855
Knox (County of), TN Health, Educational & Housing Facility Board (University of Tennessee); Series 2024 A-1, RB (INS - BAM)(j)	5.25%	07/01/2049	1,250	1,348,459
Metropolitan Nashville Airport Authority (The); Series 2019 B, RB(b)	5.00%	07/01/2044	5,000	5,240,596
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center); Series 2017 A, RB	5.00%	07/01/2048	10,000	10,274,628
Shelby (County of), TN Health, Educational & Housing Facilities Board (The Village at Germantown, Inc.);
Series 2014, RB	5.00%	12/01/2034	1,000	966,054
Series 2014, RB	5.25%	12/01/2044	1,165	1,078,901

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Tennessee-(continued)
Tennessee Energy Acquisition Corp.; Series 2021 A, RB(a)	5.00%	11/01/2031	$5,000	$ 5,292,941
				38,518,434

Texas-11.44%
Aldine Independent School District; Series 2017 A, Ref. GO Bonds (CEP -Texas Permanent School Fund)(h)	5.00%	02/15/2045	15,000	15,474,150
Arlington Higher Education Finance Corp. (Universal Academy); Series 2014 A, RB	7.00%	03/01/2034	1,000	1,000,536
Austin (City of), TX; Series 2022, RB(b)	5.25%	11/15/2047	10,000	10,788,075
Board of Regents of the University of Texas System; Series 2019 B, RB	5.00%	08/15/2049	15,000	17,950,066
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, RB	6.00%	08/15/2043	2,000	2,002,169
Clifton Higher Education Finance Corp. (International Leadership of Texas);
Series 2015 A, RB	5.13%	08/15/2030	2,000	2,040,532
Series 2018 D, RB	6.00%	08/15/2038	5,000	5,154,218
Cypress-Fairbanks Independent School District; Series 2023, GO Bonds (CEP -Texas Permanent School Fund)	4.00%	02/15/2048	6,750	6,593,760
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport); Series 2022 B, Ref. RB	4.00%	11/01/2045	10,000	9,863,220
Decatur (City of), TX Hospital Authority (Wise Regional Health System);
Series 2014 A, Ref. RB(a)(e)	5.00%	09/01/2024	1,250	1,258,730
Series 2014 A, Ref. RB(a)(e)	5.25%	09/01/2024	1,500	1,512,287
El Paso (City of), TX; Series 2022 A, RB	4.00%	03/01/2048	10,000	9,796,220
Forney Independent School District;
Series 2022 B, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	08/15/2047	7,460	7,341,746
Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	08/15/2053	7,110	6,796,529
Grand Parkway Transportation Corp.;
Series 2020, Ref. RB	4.00%	10/01/2049	15,300	14,603,001
Series 2020, Ref. RB (INS - AGM)(j)	4.00%	10/01/2049	10,205	9,947,622
Harris (County of), TX; Series 2007 C, Ref. GO Bonds (INS - AGM)(j)	5.25%	08/15/2031	6,665	7,858,113
Harris (County of), TX Hospital District; Series 2010, Ref. VRD RB (LOC -JPMorgan Chase Bank N.A.)(g)(n)	3.32%	02/15/2042	100	100,000
Harris (County of), TX Port Authority of Houston; Series 2021, RB	4.00%	10/01/2046	7,065	6,941,980
Harris County Industrial Development Corp. (Energy Transfer L.P.); Series 2023, Ref. RB(a)	4.05%	06/01/2033	8,750	8,877,382
Houston (City of), TX Airport System (United Airlines, Inc.);
Series 2020 B-2, Ref. RB(b)	5.00%	07/15/2027	1,500	1,521,219
Series 2020 C, Ref. RB(b)	5.00%	07/15/2027	3,875	3,929,816
Series 2021 B-1, RB(b)	4.00%	07/15/2041	5,550	5,065,707
Houston (City of), TX Convention & Entertainment Facilities Department;
Series 2001 B, RB (INS - AGM)(i)(j)	0.00%	09/01/2026	8,750	8,047,076
Series 2001 B, RB (INS - AGM)(i)(j)	0.00%	09/01/2027	3,600	3,205,019
Jarrell Independent School District; Series 2023, GO Bonds (CEP -Texas Permanent School Fund)	4.25%	02/15/2053	9,460	9,463,522
Katy Independent School District; Series 2023, GO Bonds (CEP -Texas Permanent School Fund)	4.00%	02/15/2053	6,025	5,849,570
Lamar Consolidated Independent School District; Series 2023, GO Bonds	4.00%	02/15/2053	5,000	4,797,578
Love Field Airport Modernization Corp. (Southwest Airlines Co.); Series 2012, RB(b)	5.00%	11/01/2028	1,705	1,705,125
Lower Colorado River Authority (LCRA Transmission Services Corp.);
Series 2019, Ref. RB	5.00%	05/15/2044	3,395	3,518,977
Series 2022, Ref. RB	6.00%	05/15/2052	4,265	4,862,218
Series 2023, Ref. RB (INS - AGM)(j)	5.25%	05/15/2053	10,000	11,062,801
Magnolia Independent School District; Series 2023, GO Bonds	4.00%	08/15/2047	6,155	6,149,486
Medina Valley Independent School District; Series 2023, GO Bonds (CEP -Texas Permanent School Fund)	4.00%	02/15/2053	5,500	5,312,937
Mesquite Health Facilities Development Corp. (Christian Care Centers, Inc.);
Series 2014, Ref. RB (Acquired 08/27/2014; Cost $599,098)(c)(d)	5.13%	02/15/2030	592	5,922
Series 2014, Ref. RB (Acquired 08/27/2014-05/08/2018; Cost $723,077)(c)(d)	5.13%	02/15/2042	722	7,225
Series 2016, Ref. RB (Acquired 05/08/2018; Cost $97,978)(c)(d)	5.00%	02/15/2030	95	948
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(b)(f)	4.63%	10/01/2031	4,320	4,313,024
New Hope Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community);
Series 2021 A-1, RB	7.50%	11/15/2037	15	11,560
Series 2021, RB	2.00%	11/15/2061	359	133,868
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village); Series 2017, Ref. RB	5.00%	01/01/2047	3,000	2,663,497

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford);
Series 2016 A, RB	5.00%	11/15/2026	$880	$ 857,028
Series 2016 A, RB	5.38%	11/15/2036	865	772,017
Series 2016 A, RB	5.50%	11/15/2046	1,250	1,045,628
New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North);
Series 2018, Ref. RB	5.00%	10/01/2035	1,820	1,676,740
Series 2018, Ref. RB	5.00%	10/01/2039	3,260	2,796,760
Series 2020, RB	5.25%	10/01/2055	5,000	3,992,590
New Hope Cultural Education Facilities Finance Corp. (Tarleton State University); Series 2014 A, RB(a)(e)	5.00%	04/01/2024	3,000	3,002,827
North East Texas Regional Mobility Authority;
Series 2016 A, RB	5.00%	01/01/2041	6,750	6,823,864
Series 2016, RB	5.00%	01/01/2036	3,400	3,467,901
North Texas Tollway Authority;
Series 2008 D, Ref. RB (INS - AGC)(i)(j)	0.00%	01/01/2028	12,800	11,302,953
Series 2008 D, Ref. RB (INS - AGC)(i)(j)	0.00%	01/01/2029	2,165	1,851,176
Series 2008 D, Ref. RB (INS - AGC)(i)(j)	0.00%	01/01/2031	4,710	3,755,602
Pottsboro Higher Education Finance Corp. (Imagine International Academy of North Texas LLC); Series 2016 A, RB	5.00%	08/15/2046	3,000	2,811,533
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, RB(e)	6.75%	11/15/2024	210	214,568
Rockwall Independent School District; Series 2023, GO Bonds (CEP -Texas Permanent School Fund)	4.00%	02/15/2053	11,000	10,625,873
Rowlett (City of), TX (Bayside Public Improvement District North Improvement Area);
Series 2016, RB	5.38%	09/15/2030	395	396,240
Series 2016, RB	5.75%	09/15/2036	145	145,704
San Antonio (City of), TX; Series 2023 A, Ref. RB	5.25%	02/01/2046	5,250	5,869,388
San Jacinto River Authority (Groundwater Reduction Plan Division);
Series 2011, RB (INS - AGM)(j)	5.00%	10/01/2032	1,250	1,250,767
Series 2011, RB (INS - AGM)(j)	5.00%	10/01/2037	1,000	1,000,278
Spring Independent School District; Series 2023, GO Bonds	4.00%	08/15/2052	5,000	4,809,392
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, RB (Acquired 07/18/2007; Cost $1,485,000)(c)(d)	5.75%	02/15/2025	1,485	816,750
Series 2007, RB (Acquired 07/18/2007; Cost $1,500,000)(c)(d)	5.75%	02/15/2029	1,500	825,000
Series 2017 A, RB (Acquired 03/27/2020; Cost $1,010,412)(c)(d)	6.38%	02/15/2048	1,000	550,000
Series 2017 A, RB (Acquired 12/15/2016; Cost $5,023,907)(c)(d)	6.38%	02/15/2052	5,000	2,750,000
Tarrant County Cultural Education Facilities Finance Corp. (Christus Health); Series 2018 B, RB	5.00%	07/01/2048	4,080	4,210,894
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks);
Series 2020, Ref. RB	6.63%	11/15/2041	500	475,729
Series 2020, Ref. RB	6.75%	11/15/2051	500	460,780
Series 2020, Ref. RB	6.88%	11/15/2055	500	464,563
Tarrant County Cultural Education Facilities Finance Corp. (Texas Health Resources System); Series 2012 B, VRD RB(g)	3.30%	11/15/2047	5,000	5,000,000
Texas (State of) Transportation Commission;
Series 2019, RB(i)	0.00%	08/01/2045	4,000	1,410,431
Series 2019, RB(i)	0.00%	08/01/2046	3,180	1,058,494
Texas (State of) Transportation Commission (Central Texas Turnpike System);
Series 2002 A, RB (INS - BHAC)(i)(j)	0.00%	08/15/2027	970	868,274
Series 2002, RB(e)(i)	0.00%	08/15/2027	30	27,052
Series 2015 B, Ref. RB(i)	0.00%	08/15/2036	7,670	4,474,732
Series 2015 B, Ref. RB(i)	0.00%	08/15/2037	9,995	5,495,356
Texas (State of) Water Development Board (Master Trust);
Series 2021, RB	4.00%	10/15/2051	11,270	10,988,913
Series 2022, RB	5.00%	10/15/2047	16,380	17,986,441
Texas Municipal Gas Acquisition & Supply Corp. III; Series 2021, Ref. RB	5.00%	12/15/2032	5,000	5,312,375
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group, LLC SH 288 Toll Lanes);
Series 2016, RB(b)	5.00%	12/31/2045	10,400	10,425,229
Series 2016, RB(b)	5.00%	12/31/2050	4,095	4,094,937

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC -North Tarrant Express Managed Lanes);
Series 2019 A, Ref. RB	4.00%	12/31/2038	$2,000	$ 2,001,049
Series 2023, RB(b)	5.50%	12/31/2058	5,000	5,503,795
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC Segments 3C); Series 2019, RB(b)	5.00%	06/30/2058	7,500	7,611,458
Ysleta Independent School District Public Facility Corp.; Series 2001, Ref. RB (INS -AMBAC)(j)	5.38%	11/15/2024	350	351,146
				389,159,658

Utah-0.31%
Salt Lake City (City of), UT; Series 2021 A, RB(b)	5.00%	07/01/2046	10,000	10,480,236

Virginia-0.38%
Ballston Quarter Community Development Authority;
Series 2024 A-1, RB	5.50%	03/01/2046	955	951,421
Series 2024 A-2, RB(k)	0.00%	03/01/2059	2,293	1,561,096
Hanover (County of), VA Economic Development Authority (Covenant Woods);
Series 2018, Ref. RB	5.00%	07/01/2048	700	582,140
Series 2018, Ref. RB	5.00%	07/01/2051	1,000	815,870
Tobacco Settlement Financing Corp.; Series 2007 B-2, RB	5.20%	06/01/2046	4,000	3,963,238
Virginia (Commonwealth of) Small Business Financing Authority (95 Express Lanes LLC); Series 2022, Ref. RB(b)	4.00%	07/01/2039	5,250	5,130,364
				13,004,129

Washington-2.07%
King (County of), WA; Series 2019 A, Ref. VRD GO Bonds(g)	3.00%	01/01/2046	800	800,000
Seattle (City of), WA; Series 2023 A, Ref. RB	5.00%	03/01/2048	5,000	5,495,427
Seattle (Port of), WA;
Series 2021 C, Ref. RB(b)	5.00%	08/01/2046	10,000	10,517,012
Series 2022 B, Ref. RB(b)	5.50%	08/01/2047	1,500	1,652,662
Washington (State of); Series 2021 A, Ref. GO Bonds	5.00%	06/01/2040	2,750	3,028,586
Washington (State of) Convention Center Public Facilities District;
Series 2018, RB	5.00%	07/01/2048	20,000	20,463,042
Series 2018, RB(h)(m)	5.00%	07/01/2058	16,500	16,881,860
Washington (State of) Housing Finance Commission (Bayview Manor Homes); Series 2016 A, Ref. RB(f)	5.00%	07/01/2046	7,255	5,800,677
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living);
Series 2015 A, RB(a)(e)(f)	6.50%	07/01/2025	800	828,741
Series 2015 A, RB(a)(e)(f)	6.75%	07/01/2025	820	852,084
Washington (State of) Housing Finance Commission (Presbyterian Retirement Co.); Series 2016, Ref. RB(f)	5.00%	01/01/2036	1,875	1,563,268
Washington (State of) Housing Finance Commission (The Hearthstone);
Series 2018 A, Ref. RB(f)	5.00%	07/01/2048	2,000	1,488,888
Series 2018 A, Ref. RB(f)	5.00%	07/01/2053	1,500	1,084,969
				70,457,216

West Virginia-0.32%
Monongalia (County of), WV Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. RB(f)	5.50%	06/01/2037	2,500	2,568,018
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC);
Series 2016, RB(b)(c)(f)	6.75%	02/01/2026	4,035	2,824,500
Series 2018, RB(b)(c)(f)	8.75%	02/01/2036	1,300	1,040,000
West Virginia (State of) Hospital Finance Authority (Vandalia Health Group); Series 2023 B, RB	6.00%	09/01/2053	4,000	4,563,844
				10,996,362

Wisconsin-2.91%
Public Finance Authority (Cone Health); Series 2023 B, Ref. VRD RB (LOC - TD Bank, N.A.)(g)(n)	3.05%	10/01/2055	15,000	15,000,000
Wisconsin (State of) Center District; Series 2020 D, RB (INS -AGM)(i)(j)	0.00%	12/15/2055	11,870	2,624,928
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	5.00%	08/01/2039	3,500	2,718,980
Wisconsin (State of) Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group); Series 2021, RB	4.00%	08/15/2046	10,170	9,631,273

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin-(continued)
Wisconsin (State of) Health & Educational Facilities Authority (Froedtert Health); Series 2022 A, Ref. RB	4.00%	04/01/2042	$9,460	$ 9,282,066
Wisconsin (State of) Public Finance Authority (American Dream at Meadowlands);
Series 2017, RB(c)(f)	6.75%	08/01/2031	3,000	2,190,000
Series 2017, RB(f)	7.00%	12/01/2050	6,100	5,830,168
Wisconsin (State of) Public Finance Authority (Explore Academy);
Series 2020 A, RB(f)	6.13%	02/01/2050	2,500	2,231,697
Series 2022 A, RB(f)	6.13%	02/01/2050	2,705	2,414,696
Wisconsin (State of) Public Finance Authority (Green Bonds); Series 2021, RB(b)	4.00%	03/31/2056	5,500	4,435,208
Wisconsin (State of) Public Finance Authority (KU Campus Development Corp. -Central District Development);
Series 2016, RB	5.00%	03/01/2036	4,500	4,618,989
Series 2016, RB	5.00%	03/01/2041	6,000	6,103,178
Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center); Series 2018 A-1, RB(f)	6.25%	01/01/2038	5,250	2,362,500
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.);
Series 2018 A, RB	5.20%	12/01/2037	5,000	5,110,010
Series 2018 A, RB	5.35%	12/01/2045	4,000	4,043,438
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center);
Series 2016 A, Ref. RB	5.00%	06/01/2032	2,000	2,054,184
Series 2016 A, Ref. RB	5.00%	06/01/2034	7,180	7,373,996
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2015, Ref. RB	5.75%	04/01/2035	1,955	1,992,027
Wisconsin (State of) Public Finance Authority (The Evergreens Obligated Group); Series 2019 A, Ref. RB	5.00%	11/15/2044	1,970	2,034,882
Wisconsin (State of) Public Finance Authority (WhiteStone); Series 2017, Ref. RB(f)	5.00%	03/01/2052	1,075	888,595
Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, RB(f)	5.25%	12/01/2039	7,285	6,196,100
				99,136,915
TOTAL INVESTMENTS IN SECURITIES(o)-101.22% (Cost $3,416,128,573)				3,443,336,156

FLOATING RATE NOTE OBLIGATIONS-(2.31)%
Notes with interest and fee rates ranging from 3.82% to 3.87% at 02/29/2024 and contractual maturities of collateral ranging from 06/15/2030 to 07/01/2058 (See Note 1K)(p)				(78,655,000)

OTHER ASSETS LESS LIABILITIES-1.09%				37,208,718

NET ASSETS-100.00%				$3,401,889,874

Investment Abbreviations:

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
BHAC	- Berkshire Hathaway Assurance Corp.
CEP	- Credit Enhancement Provider
COP	- Certificates of Participation
FHLB	- Federal Home Loan Bank
GNMA	- Government National Mortgage Association
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
PCR	- Pollution Control Revenue Bonds
RAC	- Revenue Anticipation Certificates
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
VRD	- Variable Rate Demand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Municipal Income Fund

Notes to Schedule of Investments:

(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(b)	Security subject to the alternative minimum tax.
(c)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2024 was $16,431,916, which represented less than 1% of the Fund’s Net Assets.

(d)	Restricted security. The aggregate value of these securities at February 29, 2024 was $13,849,836, which represented less than 1% of the Fund’s Net Assets.
(e)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(f)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $227,465,648, which represented 6.69% of the Fund’s Net Assets.

(g)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 29, 2024.

(h)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(i)	Zero coupon bond issued at a discount.
(j)	Principal and/or interest payments are secured by the bond insurance company listed.
(k)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(l)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(m)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $31,475,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(n)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(o)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percent
Assured Guaranty Municipal Corp.	5.72%

(p)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2024. At February 29, 2024, the Fund’s investments with a value of $114,425,312 are held by TOB Trusts and serve as collateral for the $78,655,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Municipal Income Fund

Statement of Assets and Liabilities

February 29, 2024

Assets:

Investments in unaffiliated securities, at value (Cost $3,416,128,573)	$3,443,336,156

Cash	2,251,242

Receivable for:
Fund shares sold	7,650,178

Interest	38,684,904

Investment for trustee deferred compensation and retirement plans	259,793

Other assets	1,284,302

Total assets	3,493,466,575

Liabilities:

Floating rate note obligations	78,655,000

Payable for:
Investments purchased	5,231,300

Dividends	3,893,945

Fund shares reacquired	2,357,173

Accrued fees to affiliates	951,428

Accrued interest expense	29,983

Accrued other operating expenses	136,532

Trustee deferred compensation and retirement plans	321,340

Total liabilities	91,576,701

Net assets applicable to shares outstanding	$3,401,889,874

Net assets consist of:

Shares of beneficial interest	$3,707,120,407

Distributable earnings (loss)	(305,230,533)

$3,401,889,874

Net Assets:

Class A	$2,248,982,093

Class C	$104,868,294

Class Y	$525,228,985

Investor Class	$70,913,386

Class R6	$451,897,116

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	186,972,307

Class C	8,751,474

Class Y	43,676,309

Investor Class	5,890,636

Class R6	37,574,259

Class A:
Net asset value per share	$12.03

Maximum offering price per share (Net asset value of $12.03 ÷ 95.75%)	$12.56

Class C:
Net asset value and offering price per share	$11.98

Class Y:
Net asset value and offering price per share	$12.03

Investor Class:
Net asset value and offering price per share	$12.04

Class R6:
Net asset value and offering price per share	$12.03

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Municipal Income Fund

Statement of Operations

For the year ended February 29, 2024

Investment income:

Interest	$153,667,677

Expenses:
Advisory fees	14,809,697

Administrative services fees	457,838

Custodian fees	20,562

Distribution fees:
Class A	5,444,123

Class C	1,143,047

Investor Class	112,210

Interest, facilities and maintenance fees	7,142,227

Transfer agent fees – A, C, Y and Investor	1,891,927

Transfer agent fees – R6	59,609

Trustees’ and officers’ fees and benefits	48,291

Registration and filing fees	342,088

Reports to shareholders	284,625

Professional services fees	226,344

Other	49,308

Total expenses	32,031,896

Less: Expense offset arrangement(s)	(10,640)

Net expenses	32,021,256

Net investment income	121,646,421

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(1,861,767))	(39,632,156)

Change in net unrealized appreciation of unaffiliated investment securities	117,012,327

Net realized and unrealized gain	77,380,171

Net increase in net assets resulting from operations	$199,026,592

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:

Net investment income	$121,646,421	$110,594,477

Net realized gain (loss)	(39,632,156)	(129,427,337)

Change in net unrealized appreciation (depreciation)	117,012,327	(282,911,427)

Net increase (decrease) in net assets resulting from operations	199,026,592	(301,744,287)

Distributions to shareholders from distributable earnings:

Class A	(83,780,371)	(75,879,793)

Class C	(3,535,075)	(3,700,621)

Class Y	(19,469,408)	(14,093,930)

Investor Class	(2,846,864)	(2,766,717)

Class R6	(16,510,201)	(12,121,899)

Total distributions from distributable earnings	(126,141,919)	(108,562,960)

Share transactions–net:

Class A	38,061,121	(106,342,774)

Class C	(23,184,491)	(35,167,756)

Class Y	145,543,790	(38,174,816)

Investor Class	(5,085,061)	(6,199,325)

Class R6	89,641,735	30,910,854

Net increase (decrease) in net assets resulting from share transactions	244,977,094	(154,973,817)

Net increase (decrease) in net assets	317,861,767	(565,281,064)

Net assets:

Beginning of year	3,084,028,107	3,649,309,171

End of year	$3,401,889,874	$3,084,028,107

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Municipal Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/29/24	$11.75	$0.44	$0.29	$0.73	$(0.45)	$12.03	6.39%		$2,248,982	1.04%		1.04%		0.82%		3.71%		17%
Year ended 02/28/23	13.27	0.42	(1.53)	(1.11)	(0.41)	11.75	(8.39)		2,162,852	1.03		1.03		0.81		3.44		39
Year ended 02/28/22	13.61	0.40	(0.32)	0.08	(0.42)	13.27	0.52		2,557,469	0.90		0.90		0.80		2.91		11
Year ended 02/28/21	14.04	0.43	(0.46)	(0.03)	(0.40)	13.61	(0.14)		2,545,279	0.92		0.92		0.81		3.25		23

Year ended 02/29/20	13.02	0.45	1.03	1.48	(0.46)	14.04	11.56		2,525,163	1.05		1.05		0.82		3.35		9
Class C
Year ended 02/29/24	11.71	0.35	0.28	0.63	(0.36)	11.98	5.52		104,868	1.79		1.79		1.57		2.96		17
Year ended 02/28/23	13.22	0.32	(1.51)	(1.19)	(0.32)	11.71	(9.05)		125,624	1.78		1.78		1.56		2.69		39
Year ended 02/28/22	13.55	0.30	(0.32)	(0.02)	(0.31)	13.22	(0.18)		180,005	1.65		1.65		1.55		2.16		11
Year ended 02/28/21	13.97	0.33	(0.45)	(0.12)	(0.30)	13.55	(0.83)		220,569	1.67		1.67		1.56		2.50		23

Year ended 02/29/20	12.96	0.35	1.02	1.37	(0.36)	13.97	10.69		298,433	1.80		1.80		1.57		2.60		9
Class Y
Year ended 02/29/24	11.75	0.47	0.29	0.76	(0.48)	12.03	6.66		525,229	0.79		0.79		0.57		3.96		17
Year ended 02/28/23	13.27	0.45	(1.53)	(1.08)	(0.44)	11.75	(8.15)		368,000	0.78		0.78		0.56		3.69		39
Year ended 02/28/22	13.61	0.44	(0.33)	0.11	(0.45)	13.27	0.77		457,194	0.65		0.65		0.55		3.16		11
Year ended 02/28/21	14.04	0.47	(0.47)	0.00	(0.43)	13.61	0.11		468,937	0.67		0.67		0.56		3.50		23

Year ended 02/29/20	13.02	0.48	1.03	1.51	(0.49)	14.04	11.83		500,893	0.80		0.80		0.57		3.60		9
Investor Class
Year ended 02/29/24	11.76	0.45	0.30	0.75	(0.47)	12.04	6.50	(d)	70,913	0.95	(d)	0.95	(d)	0.73	(d)	3.80	(d)	17
Year ended 02/28/23	13.28	0.43	(1.53)	(1.10)	(0.42)	11.76	(8.28	)(d)	74,358	0.92	(d)	0.92	(d)	0.70	(d)	3.55	(d)	39
Year ended 02/28/22	13.63	0.41	(0.33)	0.08	(0.43)	13.28	0.53	(d)	90,711	0.81	(d)	0.81	(d)	0.71	(d)	3.00	(d)	11
Year ended 02/28/21	14.05	0.45	(0.46)	(0.01)	(0.41)	13.63	0.03	(d)	97,587	0.81	(d)	0.81	(d)	0.70	(d)	3.36	(d)	23

Year ended 02/29/20	13.03	0.46	1.03	1.49	(0.47)	14.05	11.65	(d)	102,850	0.98	(d)	0.98	(d)	0.75	(d)	3.42	(d)	9
Class R6
Year ended 02/29/24	11.75	0.47	0.30	0.77	(0.49)	12.03	6.71		451,897	0.74		0.74		0.52		4.01		17
Year ended 02/28/23	13.27	0.45	(1.53)	(1.08)	(0.44)	11.75	(8.11)		353,195	0.73		0.73		0.51		3.74		39
Year ended 02/28/22	13.61	0.44	(0.32)	0.12	(0.46)	13.27	0.82		363,930	0.60		0.60		0.50		3.21		11
Year ended 02/28/21	14.04	0.48	(0.47)	0.01	(0.44)	13.61	0.17		270,815	0.61		0.61		0.50		3.56		23

Year ended 02/29/20	13.02	0.49	1.03	1.52	(0.50)	14.04	11.90		243,417	0.74		0.74		0.51		3.66		9

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.16%, 0.14%, 0.16%, 0.14% and 0.17% for the years ended February 29, 2024, February 28, 2023, February 28, 2022, February 28, 2021 and February 29, 2020, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Municipal Income Fund

Notes to Financial Statements

February 29, 2024

NOTE 1–Significant Accounting Policies

Invesco Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Investor Class and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser

31	Invesco Municipal Income Fund

may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The

32	Invesco Municipal Income Fund

Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

N.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

NOTE 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.500%
Over $500 million	0.450%

For the year ended February 29, 2024, the effective advisory fee rate incurred by the Fund was 0.46%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

33	Invesco Municipal Income Fund

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.50% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and up to 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2024, IDI advised the Fund that IDI retained $157,532 in front-end sales commissions from the sale of Class A shares and $48,663 and $647 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	-	Prices are determined using quoted prices in an active market for identical assets.
Level 2	-	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	-	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$-	$3,442,990,461	$345,695	$3,443,336,156

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 29, 2024, the Fund engaged in securities purchases of $240,990,133 and securities sales of $136,997,566, which resulted in net realized gains (losses) of $(1,861,767).

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $10,640.

34	Invesco Municipal Income Fund

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

Effective February 22, 2024, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.0 billion, collectively by certain Invesco Funds, and which will expire on February 20, 2025. Prior to February 22, 2024, the revolving credit and security agreement permitted borrowings up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement. During the year ended February 29, 2024, the Fund did not borrow under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 29, 2024 were $136,176,154 and 4.09%, respectively.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:
	2024	2023

Ordinary income*	$290,741	$3,049,101

Ordinary income-tax-exempt	125,851,178	105,513,859

Total distributions	$126,141,919	$108,562,960

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024

Undistributed tax-exempt income	$4,056,498

Net unrealized appreciation – investments	27,786,375

Temporary book/tax differences	(228,669)

Capital loss carryforward	(336,844,737)

Shares of beneficial interest	3,707,120,407

Total net assets	$3,401,889,874

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities, defaulted bonds and inverse floaters.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$174,018,246	$162,826,491	$336,844,737

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

35	Invesco Municipal Income Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $659,535,998 and $557,642,369, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$ 112,784,142

Aggregate unrealized (depreciation) of investments	(84,997,767)

Net unrealized appreciation of investments	$ 27,786,375

Cost of investments for tax purposes is $3,415,549,781.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds and amortization and accretion on debt securities, on February 29, 2024, undistributed net investment income was increased by $471,902 and undistributed net realized gain (loss) was decreased by $471,902. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

		Summary of Share Activity

	Year ended February 29, 2024(a)		Year ended February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	39,979,420	$471,729,530	51,939,998	$622,005,075

Class C	958,430	11,202,273	2,086,245	24,691,610

Class Y	28,360,397	333,122,603	14,023,508	168,550,621

Investor Class	223,172	2,651,790	129,085	1,553,791

Class R6	18,496,004	217,897,989	19,086,248	228,925,511

Issued as reinvestment of dividends:
Class A	4,463,126	52,572,125	3,915,578	46,894,527

Class C	223,302	2,620,376	235,311	2,809,733

Class Y	964,104	11,356,230	603,890	7,233,773

Investor Class	172,466	2,033,681	166,270	1,993,122

Class R6	1,066,847	12,562,259	776,676	9,299,042

Automatic conversion of Class C shares to Class A shares:
Class A	351,568	4,123,935	315,953	3,793,670

Class C	(352,899)	(4,123,935)	(317,247)	(3,793,670)

Reacquired:
Class A	(41,829,115)	(490,364,469)	(64,878,292)	(779,036,046)

Class C	(2,807,080)	(32,883,205)	(4,895,438)	(58,875,429)

Class Y	(16,962,945)	(198,935,043)	(17,770,229)	(213,959,210)

Investor Class	(825,372)	(9,770,532)	(804,121)	(9,746,238)

Class R6	(12,041,071)	(140,818,513)	(17,237,266)	(207,313,699)

Net increase (decrease) in share activity	20,440,354	$244,977,094	(12,623,831)	$(154,973,817)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 67% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

36	Invesco Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

37	Invesco Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/23)	Ending Account Value (02/29/24)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/24)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,048.50	$5.14	$1,019.84	$5.07	1.01%
Class C	1,000.00	1,043.90	8.94	1,016.11	8.82	1.76
Class Y	1,000.00	1,049.00	3.87	1,021.08	3.82	0.76
Investor Class	1,000.00	1,049.00	4.69	1,020.29	4.62	0.92
Class R6	1,000.00	1,049.30	3.62	1,021.33	3.57	0.71

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

38	Invesco Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	99.77%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

39	Invesco Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None

Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis – 1950 Trustee	1998	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5	Invesco Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza Houston, TX 77046-1173	Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Municipal Income Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1)  Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against/Withheld
(1)*	Beth Ann Brown	3,855,663,367.66	110,062,066.68
	Carol Deckbar	3,854,692,350.37	111,033,083.98
	Cynthia Hostetler	3,854,899,777.40	110,825,656.95
	Dr. Eli Jones	3,851,559,246.04	114,166,188.30
	Elizabeth Krentzman	3,854,384,766.71	111,340,667.64
	Jeffrey H. Kupor	3,852,215,990.93	113,509,443.41
	Anthony J. LaCava, Jr.	3,852,430,616.83	113,294,817.52
	James Liddy	3,851,980,828.53	113,744,605.81
	Dr. Prema Mathai-Davis	3,841,375,126.78	124,350,307.56
	Joel W. Motley	3,844,615,100.30	121,010,334.05
	Teresa M. Ressel	3,857,013,983.10	108,711,451.24
	Douglas Sharp	3,854,226,952.19	111,498,482.16
	Robert C. Troccoli	3,843,587,519.49	122,137,914.85
	Daniel S. Vandivort	3,849,223,096.55	116,502,337.79
*	Proposal 1 required approval by a combined vote of all the portfolios of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds).

T-7	Invesco Municipal Income Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	VK-MINC-AR-1

Annual Report to Shareholders	February 29, 2024

Invesco New Jersey Municipal Fund

Nasdaq:
A: ONJAX ∎ C: ONJCX ∎ Y: ONJYX ∎ R6: IORJX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

13	Financial Statements

16	Financial Highlights

17	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Fund Expenses

25	Tax Information

T-1	Trustees and Officers

T-7	Proxy Results

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 29, 2024, Class A shares of Invesco New Jersey Municipal Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond New Jersey Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/23 to 2/29/24, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.60%
Class C Shares	4.92
Class Y Shares	5.86
Class R6 Shares	5.93
S&P Municipal Bond New Jersey Index▼	5.86
U.S. Consumer Price Index▼	3.15

Source(s): ▼Bloomberg LP

Market conditions and your Fund

The outlook for the state of New Jersey continues to reflect the state’s meaningful improvement in near-term credit quality during the recent post-pandemic period. While not unexpected that federal stimulus and other government related funding is anticipated to slow moving forward, New Jersey has used this opportunity to build reserves to record levels. As a percent of annual appropriations, for example, the state’s undesignated fund balance is projected to reach 19% for its budgeted 2024 fiscal year, which is a significant increase from the general practice of reserve balances in the single digits for many years. The state’s top-line revenue has also enjoyed notable growth, albeit slowing, due to a robust economy and increases in gross income and sales tax revenue. These two sources are the largest revenue contributors for the state, both of which are up by over 30% since 2019.

 As a credit positive, the state continues to proactively address its large liability burden, including its third year of making the full actuarial contribution to its pension plans and making continued deposits to its debt defeasance and prevention fund. This enhanced financial flexibility has, as a result, garnered upgrades from all three major credit rating agencies. New Jersey also benefits from a large economy with high wealth levels, as illustrated by an average personal income that is 120% of the national average.1 Its proximity to the New York City metro area further provides for access to a diverse set of employment opportunities but with a cost of living that is lower than residing in Manhattan itself. For these reasons, the Invesco municipal investment team believes debt issued by the state of New Jersey has continued to offer opportunity for municipal investors.

 Despite the recent progress made by the Garden State, New Jersey does face longer-term challenges given its exposure to debt and retirement liabilities that are among the largest in the country. These challenges further have the potential to become more pronounced as the state increasingly relies on the merits of its own credit to cover budgeted costs as opposed to federal stimulus. As such, the state’s credit trajectory will hinge on its demonstrated ability to achieve a balanced budget solely with tax collections and other recurring revenues, while ensuring policies are in place to sustain its debt management program moving forward. The state’s budgetary expansion, which has grown steadily year-over-year, has served as a headwind, reflecting significant increases to education funding amidst other inflationary related costs. Absent the state’s ability to manage the budget appropriately, New Jersey could face the politically unpopular decision to either cut appropriations or incur additional deficit financing. Either outcome would be a negative for the credit. Additionally, New Jersey’s already high tax rates restrict the state’s ability to further increase revenues absent a continued rebound in post-pandemic economic activity. Ultimately, the direction of future credit ratings will largely depend on New Jersey’s ability to address these fiscal concerns in a timely and sustainable fashion.

 During the fiscal year ended February 29, 2024, investment grade municipal bonds returned 5.42%, high yield municipal bonds returned 8.30% and taxable municipal bonds returned 4.78%.2

 At the beginning of the fiscal year, investors were hopeful for the 2023 calendar year, despite ongoing concerns about inflation and interest rates; however, in March, the focus unexpectedly shifted as Silicon Valley Bank collapsed after a bank run, marking the second-largest bank failure in US history. Fears about the health of the global banking system ensued, and demand for perceived safe-haven asset classes increased, driving down Treasury and municipal yields. Although three other bank failures followed, fears of larger systemic instability faded in the following months.

 Debt ceiling concerns dominated most of the second quarter of 2023. The US government could have defaulted on its debt obligations, causing economic fallout across the global economy, had congressional action not been taken in early June. After months of on-and-off negotiations between the White House and congressional leaders, just ahead of the payment deadline, the US Congress passed and President Biden signed into law the Fiscal Responsibility Act, an agreement that suspends the limit on the federal debt ceiling until 2025 in exchange for capping federal spending.

 In its efforts to rein in inflation without harming employment or the overall economy, the Federal Reserve Board (the Fed) continued with its most aggressive monetary policy since the 1980s. The Fed raised the federal funds rate in March, May and July, bringing the target rate to 5.50%.3 However, investor sentiment shifted in early November, as the Fed held interest rates steady and publicly backed away from the rate hike it had signaled for December. Bond yields fell, igniting a rally across the fixed income market, including municipal bonds. The rally continued through November and into December as inflation continued to ease, and US economic growth remained contained. In December, the Fed again left interest rates unchanged and adopted a transitory tone, suggesting to market participants that rate cuts might be coming in 2024.3

 New municipal supply continued at a slow pace as issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. However, 2024 began with the highest tax-exempt supply seen over a January-February period since 2007: $60 billion.2 This skewed the fiscal year’s new issuance total to $388 billion, up 15% from the previous year’s $338 billion.2 Year-to-date 2024 was also constructive in terms of inflows to municipal funds. Following two years of outsized inflows and outflows, the municipal market began its return to a more normalized trend as we finished the fiscal year.4

 As a result of Puerto Rico’s restructuring of $22 billion of general obligation debt in March 2022, marking significant progress towards its long-winded bankruptcy process, the Commonwealth’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% in February 2019 to 17% in March 2022 as the newly restructured bonds reentered the index.2 During the fiscal year, the focus turned to the Puerto Rico Electric and Power Authority (PREPA). As of February 29, 2024, bankruptcy negotiations and U.S. District Court proceedings related to PREPA were ongoing.

 Municipal bonds have a long history of low defaults as many are issued to fund essential services to Americans. This continues to be the case as evidenced by S&P rating changes -during calendar year 2023, S&P’s rating

2	Invesco New Jersey Municipal Fund

activity was positive, with 949 ratings upgraded versus 278 downgraded, translating to more than three upgrades for every downgrade.5 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures, including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

 We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the economic challenges while identifying market-place opportunities to add long-term value for shareholders.

 During the fiscal year, overweight allocations to BBB-rated† and non-rated† bonds contributed to the Fund’s performance relative to the S&P Municipal Bond New Jersey Index (the “Index”). An overweight exposure to 4.00% coupon bonds and above was also additive to relative return. At the sector level, an overweight allocation among the dedicated tax sector contributed to the Fund’s relative performance.

 An underweight allocation to AA-rated† bonds detracted from the Fund’s performance relative to the Index during the fiscal year. An underweight allocation lower coupon bonds (3.99% and below) detracted from the Fund’s performance relative to the Index. At the sector level, an underweight exposure among the transportation sector contributed to the Fund’s relative performance.

 During the fiscal year, leverage contributed to the Fund’s performance relative to the Index. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

 Thank you for investing in Invesco New Jersey Municipal Fund and for sharing our long-term investment horizon.

1 Source: Bureau of Economic Analysis as of 6/30/22.

2 Source: Bloomberg LP

3 Source: US Federal Reserve

4 Source: Lipper Inc.

5 Source: Standard & Poor’s

† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

Portfolio manager(s):

Josh Cooney

Elizabeth Mossow

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco New Jersey Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/14

1 Source: Bloomberg LP

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco New Jersey Municipal Fund

Average Annual Total Returns
As of 2/29/24, including maximum applicable sales charges

Class A Shares
Inception (3/1/94)	4.11%
10 Years	3.10
5 Years	1.77
1 Year	1.12

Class C Shares
Inception (8/29/95)	4.10%
10 Years	2.99
5 Years	2.00
1 Year	3.92

Class Y Shares
Inception (11/29/10)	3.99%
10 Years	3.77
5 Years	2.92
1 Year	5.86

Class R6 Shares
10 Years	3.71%
5 Years	2.97
1 Year	5.93

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester New Jersey Municipal Fund (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® New Jersey Municipal Fund. The Fund was subsequently renamed the Invesco New Jersey Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on

Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco New Jersey Municipal Fund

Supplemental Information

Invesco New Jersey Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond New Jersey Index is a broad, market value-weighted index that seeks to measure the performance of bonds issued within New Jersey.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco New Jersey Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments
Revenue Bonds	89.10%
General Obligation Bonds	6.60
Pre-Refunded Bonds	2.42
Other	1.88

Top Five Debt Holdings

		% of total net assets
1.	Children’s Trust Fund, Series 2002, RB	5.30%
2.	Middlesex (County of), NJ Improvement Authority (New Jersey Health + Life Science Exchange - H-1), Series 2023, RB	3.05
3.	New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement), Series 2013, RB	3.03
4.	New Jersey (State of) Transportation Trust Fund Authority, Series 2018 A, Ref. RB	2.79
5.	New Jersey (State of) Transportation Trust Fund Authority, Series 2008 A, RB	2.53

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2024.

7	Invesco New Jersey Municipal Fund

Schedule of Investments

February 29, 2024

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–102.32%
New Jersey–88.60%
Atlantic City (City of), NJ; Series 2017 A, Ref. GO Bonds (INS - BAM)(a)	5.00%	03/01/2042	$1,250	$1,280,958

Camden (County of), NJ Improvement Authority (The) (KIPP Cooper Norcross Academy) (Social Bonds); Series 2022, RB	6.00%	06/15/2052	1,325	1,435,895

Casino Reinvestment Development Authority, Inc.;
Series 2004, RB (INS - AMBAC)(a)	5.00%	01/01/2025	220	220,086

Series 2014, Ref. RB (INS - AGM)(a)	5.00%	11/01/2028	1,000	1,013,221

Series 2014, Ref. RB (INS - AGM)(a)	5.00%	11/01/2031	2,000	2,023,137

Series 2014, Ref. RB	5.25%	11/01/2039	3,000	3,017,294

Series 2014, Ref. RB	5.25%	11/01/2044	4,990	5,009,292

Essex (County of), NJ Improvement Authority (559 Broad/Hazelwood); Series 2020 A, RB(b)	4.00%	08/01/2060	1,500	1,293,284

Essex (County of), NJ Improvement Authority (CHF-Newark LLC-NJIT Student Housing); Series 2021 A, RB (INS - BAM)(a)	4.00%	08/01/2051	1,040	1,023,025

Garden State Preservation Trust;
Series 2003 B, RB (INS - AGM)(a)(c)	0.00%	11/01/2026	140	128,540

Series 2005 A, RB (INS - AGM)(a)	5.75%	11/01/2028	4,250	4,513,198

Gloucester (County of), NJ Improvement Authority (The) (Rowan University);
Series 2015, RB	5.00%	07/01/2033	1,400	1,432,400

Series 2019, RB	5.00%	07/01/2044	2,375	2,542,235

Series 2024, RB (INS - BAM)(a)	5.00%	07/01/2054	2,515	2,697,287

Hudson County Improvement Authority (Hudson County Courthouse); Series 2020, RB	4.00%	10/01/2046	1,600	1,602,803

Jersey City (City of), NJ Redevelopment Agency (Bayfront Redevelopment); Series 2022, RB	4.00%	12/15/2031	2,000	2,148,649

Lavallette School District; Series 2005, GO Bonds (INS - SGI)(a)	4.20%	02/01/2025	10	10,007

Middlesex (County of), NJ Improvement Authority (New Jersey Health + Life Science Exchange - H-1); Series 2023, RB	5.00%	08/15/2053	8,000	8,739,191

Middlesex (County of), NJ Improvement Authority (Senior Citizens Housing); Series 2000, RB (INS - AMBAC)(a)(d)	5.50%	09/01/2030	20	20,040

New Jersey (State of);
Series 2016, GO Bonds(e)	5.00%	06/01/2028	5,000	5,361,960

Series 2020 A, GO Bonds	4.00%	06/01/2032	4,540	4,973,824

New Jersey (State of) Building Authority;
Series 2016 A, Ref. RB(f)(g)	5.00%	06/15/2026	300	314,637

Series 2016 A, Ref. RB(f)(g)	5.00%	06/15/2026	600	627,917

New Jersey (State of) Economic Development Authority;
Series 1998 B, RB(d)	6.50%	04/01/2031	90	91,470

Series 2015 WW, RB(f)(g)	5.00%	06/15/2025	3,000	3,075,488

Series 2015 WW, RB(f)(g)	5.00%	06/15/2025	3,000	3,075,488

Series 2017 A, Ref. RB (INS - BAM)(a)	5.00%	07/01/2033	3,000	3,166,821

Series 2018 A, RB	5.00%	06/15/2047	3,000	3,093,754

Series 2020, RB	4.00%	11/01/2038	1,000	1,021,755

New Jersey (State of) Economic Development Authority (Black Horse EHT Urban Renewal LLC); Series 2019 A, RB (Acquired 10/18/2019; Cost $2,000,000)(b)(h)	5.00%	10/01/2039	2,000	1,325,336

New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, RB(d)	5.25%	09/15/2029	2,350	2,355,412

Series 2012, RB(d)	5.75%	09/15/2027	900	900,484

New Jersey (State of) Economic Development Authority (Elite Pharmaceuticals, Inc. - 2005); Series 2005 A, RB(d)	6.50%	09/01/2030	20	17,734

New Jersey (State of) Economic Development Authority (Foundation Academy Charter School);
Series 2018 A, RB	5.00%	07/01/2038	350	355,357

Series 2018 A, RB	5.00%	07/01/2050	1,000	987,410

New Jersey (State of) Economic Development Authority (Golden Door Charter School);
Series 2018 A, RB(b)	6.25%	11/01/2038	1,050	1,097,651

Series 2018 A, RB(b)	6.50%	11/01/2052	2,500	2,615,889

New Jersey (State of) Economic Development Authority (Leap Academy University Charter School, Inc.);
Series 2013, RB	6.00%	10/01/2043	3,200	3,202,857

Series 2014 A, RB(b)	6.00%	10/01/2034	515	517,047

New Jersey (State of) Economic Development Authority (Lions Gate); Series 2014, RB	5.25%	01/01/2044	3,815	3,586,468

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco New Jersey Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New Jersey–(continued)
New Jersey (State of) Economic Development Authority (Marion P. Thomas Charter School);
Series 2018 A, RB(b)	5.00%	10/01/2033	$1,000	$973,268

Series 2018 A, RB(b)	5.25%	10/01/2038	2,500	2,411,081

New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2019, Ref. RB	5.13%	06/15/2037	2,631	2,877,515

New Jersey (State of) Economic Development Authority (North Star Academy Charter School of Newark, Inc.); Series 2017, RB	5.00%	07/15/2047	2,000	2,023,321

New Jersey (State of) Economic Development Authority (Port Newark Container Terminal LLC); Series 2017, Ref. RB(d)	5.00%	10/01/2047	2,000	2,025,367

New Jersey (State of) Economic Development Authority (Portal North Bridge); Series 2022 A, RB	5.00%	11/01/2052	2,000	2,130,411

New Jersey (State of) Economic Development Authority (Provident Group - Rowan Properties LLC - Rowan University Student Housing); Series 2015 A, RB	5.00%	01/01/2030	50	50,077

New Jersey (State of) Economic Development Authority (Social Bonds); Series 2021 QQQ, RB	4.00%	06/15/2046	3,465	3,424,884

New Jersey (State of) Economic Development Authority (Team Academy Charter School); Series 2018 A, RB	5.00%	12/01/2048	3,000	3,043,416

New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement); Series 2013, RB(d)	5.38%	01/01/2043	8,650	8,673,692

New Jersey (State of) Economic Development Authority (UMM Energy Partners, LLC);
Series 2012 A, RB(d)	5.00%	06/15/2037	1,515	1,515,389

Series 2012 A, RB(d)	5.13%	06/15/2043	3,250	3,250,595

New Jersey (State of) Educational Facilities Authority (Georgian Court University);
Series 2017 G, Ref. RB	5.00%	07/01/2030	1,395	1,371,919

Series 2017 G, Ref. RB	5.00%	07/01/2033	1,590	1,538,110

Series 2017 G, Ref. RB	5.00%	07/01/2035	1,485	1,408,512

Series 2017 G, Ref. RB	5.00%	07/01/2036	1,640	1,533,696

New Jersey (State of) Educational Facilities Authority (Montclair University); Series 2023 A, RB	4.63%	09/01/2048	2,000	2,070,420

New Jersey (State of) Educational Facilities Authority (New Jersey City University); Series 2021, Ref. RB (INS - AGM)(a)	4.00%	07/01/2036	765	765,902

New Jersey (State of) Educational Facilities Authority (Princeton University);
Series 2022 A, RB	5.00%	03/01/2032	2,500	2,970,806

Series 2024, RB	4.00%	03/01/2053	3,000	2,997,394

New Jersey (State of) Educational Facilities Authority (Rider University);
Series 2017 F, RB	5.00%	07/01/2035	185	165,858

Series 2017 F, RB	5.00%	07/01/2036	400	354,595

New Jersey (State of) Educational Facilities Authority (Stevens Institute of Technology) (Green Bonds);
Series 2020 A, RB	5.00%	07/01/2045	3,000	3,109,062

Series 2020 A, RB	4.00%	07/01/2050	3,000	2,766,848

New Jersey (State of) Educational Facilities Authority (William Paterson University of New Jersey (The)); Series 2017 B, RB (INS - AGM)(a)	5.00%	07/01/2047	1,990	2,055,349

New Jersey (State of) Health Care Facilities Financing Authority; Series 2017, Ref. RB	5.00%	10/01/2038	2,000	2,106,523

New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health Obligated Group); Series 2014, Ref. RB	5.00%	07/01/2044	3,000	3,007,567

New Jersey (State of) Health Care Facilities Financing Authority (Marlboro Psychiatric Hospital); Series 2013, RB	5.00%	09/15/2029	5,000	5,004,938

New Jersey (State of) Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group); Series 2021, RB	4.00%	07/01/2045	3,000	2,961,598

New Jersey (State of) Health Care Facilities Financing Authority (University Hospital); Series 2015 A, RB (INS - AGM)(a)	5.00%	07/01/2046	2,000	2,012,309

New Jersey (State of) Health Care Facilities Financing Authority (Valley Health System Obligated Group); Series 2019, RB	5.00%	07/01/2030	1,250	1,367,900

New Jersey (State of) Health Care Facilities Financing Authority (Virtua Health); Series 2009 D, VRD RB (LOC - TD Bank N.A.)(i)(j)	2.80%	07/01/2043	2,000	2,000,000

New Jersey (State of) Higher Education Student Assistance Authority;
Series 2019 C, Ref. RB(d)	3.63%	12/01/2049	1,000	824,940

Series 2021 C, RB(d)	3.25%	12/01/2051	500	381,225

Series 2023 B, RB(d)	4.00%	12/01/2044	2,000	1,971,112

Series 2023 C, RB(d)	5.00%	12/01/2053	2,000	1,944,020

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco New Jersey Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New Jersey–(continued)
New Jersey (State of) Housing & Mortgage Finance Agency;
Series 2018 A, Ref. RB	3.95%	11/01/2043	$870	$838,047

Series 2018 BB, Ref. RB(d)	3.80%	10/01/2032	765	737,621

Series 2019 A, Ref. RB	3.00%	11/01/2044	510	402,494

Series 2019 A, Ref. RB	3.05%	11/01/2049	865	658,043

Series 2020 E, Ref. RB	2.45%	10/01/2050	515	351,519

New Jersey (State of) Housing & Mortgage Finance Agency (Riverview Towers Apartments); Series 2024, RB (CEP - Federal Housing Administration)	5.25%	12/20/2065	2,250	2,347,624

New Jersey (State of) Housing & Mortgage Finance Agency (Social Bonds);
Series 2022 I, RB	5.00%	10/01/2053	2,910	3,011,253

Series 2023 J, RB	4.70%	10/01/2048	3,250	3,303,499

New Jersey (State of) Transportation Trust Fund Authority;
Series 2008 A, RB (INS - BAM)(a)(c)	0.00%	12/15/2037	12,000	7,244,095

Series 2008 A, RB(c)	0.00%	12/15/2038	2,000	1,125,889

Series 2010 A, RB (INS - BAM)(a)(c)	0.00%	12/15/2028	1,200	1,037,147

Series 2018 A, Ref. RB	4.25%	12/15/2038	7,790	7,967,683

Series 2018 A, Ref. RN	5.00%	06/15/2031	3,540	3,685,073

Series 2019 BB, RB	4.00%	06/15/2050	5,930	5,702,643

Series 2022, RB	5.50%	06/15/2050	1,500	1,663,586

Series 2023 AA, Ref. RB	4.25%	06/15/2044	2,000	2,027,322

Series 2023 BB, RB	5.25%	06/15/2050	2,000	2,192,647

New Jersey (State of) Turnpike Authority;
Series 2021 A, RB	4.00%	01/01/2042	5,975	6,100,438

Series 2022 B, RB	5.25%	01/01/2052	3,000	3,352,791

Series 2024 A, Ref. RB	4.00%	01/01/2035	3,000	3,214,012

Newark (City of), NJ;
Series 2015 A, GO Bonds	5.00%	07/15/2029	3,000	3,068,715

Series 2015 B, GO Bonds (CEP - Oregon School Bond Guaranty)	5.00%	07/15/2029	430	439,849

Newark (City of), NJ Housing Authority;
Series 2007, Ref. RB (INS - NATL)(a)	5.00%	01/01/2032	760	834,055

Series 2017, Ref. RB	4.00%	01/01/2037	1,000	1,014,534

Newark (City of), NJ Parking Authority (The);
Series 2023, RB (INS - AGM)(a)	5.25%	02/01/2043	375	403,437

Series 2023, RB (INS - AGM)(a)	5.50%	02/01/2051	500	536,055

Passaic (County of), NJ Improvement Authority (The) (Paterson Arts & Science Charter School);
Series 2023, RB	5.38%	07/01/2053	1,000	1,026,076

Series 2023, RB	5.50%	07/01/2058	1,000	1,029,976

Passaic (County of), NJ Valley Water Commission; Series 2023, RB (INS - AGM)(a)	4.00%	12/01/2053	3,000	2,943,488

South Jersey Transportation Authority;
Series 2020 A, RB	5.00%	11/01/2045	2,000	2,084,253

Series 2020 A, RB (INS - BAM)(a)	4.00%	11/01/2050	1,000	959,251

Series 2022 A, RB	4.63%	11/01/2047	1,000	1,018,894

Series 2022 A, RB	5.25%	11/01/2052	2,000	2,127,083

Tender Option Bond Trust Receipts/Certificates; Series 2022-XM1047, VRD RB(b)(i)	3.50%	06/15/2027	3,500	3,500,000

Tobacco Settlement Financing Corp.;
Series 2018 A, Ref. RB	5.00%	06/01/2046	4,000	4,093,852

Series 2018 A, Ref. RB	5.25%	06/01/2046	3,000	3,110,827

Series 2018 B, Ref. RB	5.00%	06/01/2046	5,170	5,268,494

Union (County of), NJ Improvement Authority; Series 1998 A, RB (INS - NATL)(a)(d)	5.00%	03/01/2028	55	55,092

Wall Township School District; Series 2023, GO Bonds (CEP - Oregon School Bond Guaranty)	4.00%	07/15/2045	2,000	2,018,046

				253,500,323

Puerto Rico–7.86%
Children’s Trust Fund; Series 2002, RB	5.63%	05/15/2043	15,000	15,174,884

Corp. Para El Financiamiento Publico de Puerto Rico; Series 2011, RB(k)	0.00%	08/01/2026	5,235	0

GDB Debt Recovery Authority of Puerto Rico; Series 2023, RB	7.50%	08/20/2040	181	172,378

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco New Jersey Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Puerto Rico–(continued)
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(c)	0.00%	07/01/2024	$35	$34,127

Series 2021 A, GO Bonds(c)	0.00%	07/01/2033	273	175,942

Series 2021 A-1, GO Bonds	5.38%	07/01/2025	236	239,856

Series 2021 A-1, GO Bonds	5.63%	07/01/2027	234	247,311

Series 2021 A-1, GO Bonds	5.63%	07/01/2029	230	249,799

Series 2021 A-1, GO Bonds	5.75%	07/01/2031	224	249,823

Series 2021 A-1, GO Bonds	4.00%	07/01/2033	212	208,378

Series 2021 A-1, GO Bonds	4.00%	07/01/2035	191	185,068

Series 2021 A-1, GO Bonds	4.00%	07/01/2037	164	156,288

Series 2021 A-1, GO Bonds	4.00%	07/01/2041	223	206,653

Series 2021 A-1, GO Bonds	4.00%	07/01/2046	231	209,125

Subseries 2022, RN	0.00%	11/01/2043	937	549,178

Subseries 2022, RN	0.00%	11/01/2051	5,335	2,460,955

Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2010 AAA, RB(l)	5.25%	07/01/2030	500	132,500

Series 2010 AAA, RB(l)	5.25%	07/01/2031	550	145,750

Series 2012 A, RB(l)	5.05%	07/01/2042	45	11,925

Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB (Acquired 05/26/2000; Cost $159,655)(d)(h)(l)	6.63%	06/01/2026	160	112,000

Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(c)	0.00%	07/01/2051	6,271	1,514,976

Series 2019 A-2, RB	4.54%	07/01/2053	60	58,123

				22,495,039

New York–4.13%
New York & New Jersey (States of) Port Authority;
Series 2019 220, RB(d)	4.00%	11/01/2059	2,000	1,834,803

Series 2019, RB(d)	5.00%	11/01/2049	1,500	1,546,932

Series 2020 221, RB(d)	4.00%	07/15/2045	4,000	3,839,612

Series 2021, Ref. RB(d)	4.00%	07/15/2046	1,615	1,543,869

Two Hundred Sixth Series 2017, Ref. RB(d)	5.00%	11/15/2037	850	886,111

Two Hundred Thirty Fourth Series 2022, Ref. RB(d)	5.50%	08/01/2052	500	544,881

Two Hundred Twenty Three Series 2021, Ref. RB(d)	4.00%	07/15/2041	1,635	1,609,886

				11,806,094

Guam–0.71%
Guam (Territory of); Series 2021 F, Ref. RB	4.00%	01/01/2036	2,000	2,020,983

Guam Housing Corp.; Series 1998 A, RB (CEP - FHLMC)(d)	5.75%	09/01/2031	10	10,052

				2,031,035

Virgin Islands–0.70%
Tobacco Settlement Financing Corp.;
Series 2006, RB(c)	0.00%	05/15/2035	1,100	528,202

Series 2006, RB(c)	0.00%	05/15/2035	3,100	1,341,051

Virgin Islands (Government of) Water & Power Authority (Electric System);
Series 2007 A, RB	5.00%	07/01/2024	50	49,617

Series 2007 A, RB	5.00%	07/01/2026	15	14,316

Series 2007 A, RB	5.00%	07/01/2027	85	80,966

				2,014,152

Northern Mariana Islands–0.32%
Northern Mariana Islands (Commonwealth of) Ports Authority; Series 1998 A, RB(d)	6.25%	03/15/2028	935	904,466

TOTAL INVESTMENTS IN SECURITIES(m)-102.32% (Cost $288,798,588)				292,751,109

FLOATING RATE NOTE OBLIGATIONS-(1.31)%
Note with an interest and fee rate of 3.99% at 02/29/2024 and a contractual maturity of collateral of 06/01/2028 (See Note 1K)(n)				(3,755,000)

OTHER ASSETS LESS LIABILITIES-(1.01)%				(2,894,526)

NET ASSETS-100.00%				$286,101,583

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco New Jersey Municipal Fund

Investment Abbreviations:

AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CEP	– Credit Enhancement Provider
FHLMC	– Federal Home Loan Mortgage Corp.
GO	– General Obligation
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SGI	– Syncora Guarantee, Inc.
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $13,733,556, which represented 4.80% of the Fund’s Net Assets.

(c)	Zero coupon bond issued at a discount.
(d)	Security subject to the alternative minimum tax.
(e)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(f)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(g)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(h)	Restricted security. The aggregate value of these securities at February 29, 2024 was $1,437,336, which represented less than 1% of the Fund’s Net Assets.
(i)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 29, 2024.

(j)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(k)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(l)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2024 was $402,175, which represented less than 1% of the Fund’s Net Assets.

(m)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percent

Build America Mutual Assurance Co.	5.95%

Assured Guaranty Municipal Co.	5.60%

(n)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2024. At February 29, 2024, the Fund’s investments with a value of $5,361,960 are held by TOB Trusts and serve as collateral for the $3,755,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco New Jersey Municipal Fund

Statement of Assets and Liabilities

February 29, 2024

Assets:

Investments in unaffiliated securities, at value (Cost $288,798,588)	$292,751,109

Cash	2,797,076

Receivable for:
Investments sold	200,000

Fund shares sold	114,786

Interest	3,209,038

Investments matured, at value (Cost $776,457)	203,820

Investment for trustee deferred compensation and retirement plans	40,122

Other assets	99,403

Total assets	299,415,354

Liabilities:
Floating rate note obligations	3,755,000

Payable for:
Investments purchased	8,864,175

Dividends	308,356

Fund shares reacquired	173,706

Accrued fees to affiliates	92,344

Accrued interest expense	3,848

Accrued trustees’ and officers’ fees and benefits	16,116

Accrued other operating expenses	60,104

Trustee deferred compensation and retirement plans	40,122

Total liabilities	13,313,771

Net assets applicable to shares outstanding	$286,101,583

Net assets consist of:

Shares of beneficial interest	$455,014,859

Distributable earnings (loss)	(168,913,276)

$286,101,583

Net Assets:

Class A	$178,389,031

Class C	$19,685,677

Class Y	$87,872,691

Class R6	$154,184

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	19,917,383

Class C	2,194,783

Class Y	9,800,228

Class R6	17,213

Class A:
Net asset value per share	$8.96

Maximum offering price per share (Net asset value of $8.96 ÷ 95.75%)	$9.36

Class C:
Net asset value and offering price per share	$8.97

Class Y:

Net asset value and offering price per share	$8.97

Class R6:

Net asset value and offering price per share	$8.96

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco New Jersey Municipal Fund

Statement of Operations

For the year ended February 29, 2024

Investment income:

Interest	$12,459,131

Expenses:

Advisory fees	1,606,291

Administrative services fees	40,311

Custodian fees	3,870

Distribution fees:
Class A	460,544

Class C	181,624

Interest, facilities and maintenance fees	273,635

Transfer agent fees – A, C and Y	203,695

Transfer agent fees – R6	14

Trustees’ and officers’ fees and benefits	22,645

Registration and filing fees	59,417

Reports to shareholders	24,822

Professional services fees	105,383

Other	8,489

Total expenses	2,990,740

Less: Expense offset arrangement(s)	(1,583)

Net expenses	2,989,157

Net investment income	9,469,974

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $ (655,341))	(3,524,936)

Change in net unrealized appreciation of unaffiliated investment securities	9,308,577

Net realized and unrealized gain	5,783,641

Net increase in net assets resulting from operations	$15,253,615

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco New Jersey Municipal Fund

Statement of Changes in Net Assets

For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:

Net investment income	$9,469,974	$8,344,232

Net realized gain (loss)	(3,524,936)	(16,644,174)

Change in net unrealized appreciation (depreciation)	9,308,577	(8,985,037)

Net increase (decrease) in net assets resulting from operations	15,253,615	(17,284,979)

Distributions to shareholders from distributable earnings:

Class A	(6,798,004)	(7,978,982)

Class C	(607,523)	(690,323)

Class Y	(2,923,604)	(2,309,913)

Class R6	(4,589)	(479)

Total distributions from distributable earnings	(10,333,720)	(10,979,697)

Share transactions–net:
Class A	(15,909,505)	(1,967,147)

Class C	(1,246,316)	591,648

Class Y	19,965,430	26,779,497

Class R6	106,064	36,826

Net increase in net assets resulting from share transactions	2,915,673	25,440,824

Net increase (decrease) in net assets	7,835,568	(2,823,852)

Net assets:

Beginning of year	278,266,015	281,089,867

End of year	$286,101,583	$278,266,015

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco New Jersey Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/29/24	$8.80	$0.29	$0.19	$0.48	$(0.32)	$8.96	5.60%		$178,389	1.09%		1.09%		0.99%		3.34%		25%
Year ended 02/28/23	9.75	0.28	(0.86)	(0.58)	(0.37)	8.80	(5.96)		191,328	1.04		1.04		0.97		3.11		31
Year ended 02/28/22	9.86	0.28	(0.02)	0.26	(0.37)	9.75	2.63		214,469	1.08		1.09		0.98		2.73		9
Year ended 02/28/21	10.27	0.32	(0.31)	0.01	(0.42)	9.86	0.25		195,684	1.11		1.16		0.97		3.32		27
Seven months ended 02/29/20	9.85	0.19	0.40	0.59	(0.17)	10.27	6.00		197,732	1.18	(d)	1.21	(d)	1.00	(d)	3.30	(d)	12
Year ended 07/31/19	9.19	0.39	0.54	0.93	(0.27)	9.85	10.29		191,704	1.36		1.37		1.01		4.08		17
Class C
Year ended 02/29/24	8.81	0.24	0.18	0.42	(0.26)	8.97	4.92	(e)	19,686	1.74	(e)	1.74	(e)	1.64	(e)	2.69	(e)	25
Year ended 02/28/23	9.77	0.22	(0.87)	(0.65)	(0.31)	8.81	(6.67	)(e)	20,606	1.69	(e)	1.69	(e)	1.62	(e)	2.46	(e)	31
Year ended 02/28/22	9.88	0.21	(0.01)	0.20	(0.31)	9.77	1.97		22,184	1.73		1.74		1.63		2.08		9
Year ended 02/28/21	10.28	0.26	(0.31)	(0.05)	(0.35)	9.88	(0.33)		20,687	1.76		1.81		1.62		2.67		27
Seven months ended 02/29/20	9.87	0.15	0.39	0.54	(0.13)	10.28	5.54		35,355	1.83	(d)	1.86	(d)	1.65	(d)	2.64	(d)	12
Year ended 07/31/19	9.20	0.32	0.56	0.88	(0.21)	9.87	9.66		38,798	2.02		2.02		1.66		3.42		17
Class Y
Year ended 02/29/24	8.81	0.32	0.18	0.50	(0.34)	8.97	5.86		87,873	0.84		0.84		0.74		3.59		25
Year ended 02/28/23	9.76	0.30	(0.86)	(0.56)	(0.39)	8.81	(5.72)		66,288	0.79		0.79		0.72		3.36		31
Year ended 02/28/22	9.88	0.30	(0.02)	0.28	(0.40)	9.76	2.78		44,427	0.84		0.84		0.74		2.97		9
Year ended 02/28/21	10.28	0.35	(0.30)	0.05	(0.45)	9.88	0.62		31,634	0.87		0.91		0.73		3.56		27
Seven months ended 02/29/20	9.87	0.21	0.38	0.59	(0.18)	10.28	6.04		32,117	0.94	(d)	0.97	(d)	0.76	(d)	3.54	(d)	12
Year ended 07/31/19	9.20	0.41	0.55	0.96	(0.29)	9.87	10.65		28,415	1.13		1.13		0.77		4.32		17
Class R6
Year ended 02/29/24	8.80	0.32	0.19	0.51	(0.35)	8.96	5.93		154	0.78		0.78		0.68		3.65		25
Year ended 02/28/23	9.76	0.30	(0.86)	(0.56)	(0.40)	8.80	(5.76)		45	0.74		0.74		0.67		3.41		31
Year ended 02/28/22	9.86	0.31	0.00	0.31	(0.41)	9.76	3.06		10	0.72		0.77		0.62		3.09		9
Year ended 02/28/21	10.27	0.35	(0.31)	0.04	(0.45)	9.86	0.61		10	0.77		0.91		0.63		3.66		27
Seven months ended 02/29/20	9.85	0.21	0.40	0.61	(0.19)	10.27	6.21		11	0.84	(d)	0.94	(d)	0.73	(d)	3.64	(d)	12
Period ended 07/31/19(f)	9.74	0.08	0.08	0.16	(0.05)	9.85	1.73		10	0.99	(d)	1.07	(d)	0.71	(d)	4.46	(d)	17

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.90% and 0.90% for the years ended February 29, 2024 and February 28, 2023 respectively.

(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco New Jersey Municipal Fund

Notes to Financial Statements

February 29, 2024

NOTE 1–Significant Accounting Policies

Invesco New Jersey Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are

17	Invesco New Jersey Municipal Fund

generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase

18	Invesco New Jersey Municipal Fund

tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $200 million	0.600%

Next $100 million	0.550%

Next $200 million	0.500%

Next $250 million	0.450%

Next $250 million	0.400%

Over $1 billion	0.350%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 29, 2024, the effective advisory fee rate incurred by the Fund was 0.57%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.15%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

19	Invesco New Jersey Municipal Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 0.90% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2024, IDI advised the Fund that IDI retained $11,729 in front-end sales commissions from the sale of Class A shares and $0 and $1,731 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$–	$292,751,109	$0	$292,751,109

Other Investments - Assets

Investments Matured	–	203,820	–	203,820

Total Investments	$–	$292,954,929	$0	$292,954,929

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 29, 2024, the Fund engaged in securities purchases of $11,734,607 and securities sales of $14,880,464, which resulted in net realized gains (losses) of $(655,341).

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,583.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a

20	Invesco New Jersey Municipal Fund

period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

Effective February 22, 2024, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.0 billion, collectively by certain Invesco Funds, and which will expire on February 20, 2025. Prior to February 22, 2024, the revolving credit and security agreement permitted borrowings up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 29, 2024, the Fund’s average daily balance of borrowing under the revolving credit and security agreement was $19,399 with an average interest rate of 5.62%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 29, 2024 were $3,750,000 and 3.91%, respectively.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:

	2024	2023

Ordinary income*	$108,572	$88,761

Ordinary income-tax-exempt	10,225,148	10,890,936

Total distributions	$10,333,720	$10,979,697

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2024

Undistributed tax-exempt income	$591,297

Net unrealized appreciation – investments	3,813,091

Temporary book/tax differences	(52,530)

Capital loss carryforward	(173,265,134)

Shares of beneficial interest	455,014,859

Total net assets	$286,101,583

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$21,686,554	$151,578,580	$173,265,134

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $80,076,683 and $66,730,561, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$9,556,775

Aggregate unrealized (depreciation) of investments	(5,743,684)

Net unrealized appreciation of investments	$3,813,091

21	Invesco New Jersey Municipal Fund

Cost of investments for tax purposes is $289,141,838.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts, defaulted bonds and amortization and accretion on debt securities, on February 29, 2024, undistributed net investment income was increased by $51,901 and undistributed net realized gain (loss) was decreased by $51,901. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2024(a)		February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	2,092,161	$18,501,611	2,896,418	$26,051,148

Class C	387,888	3,430,927	723,328	6,481,812

Class Y	4,301,272	37,790,441	5,229,988	46,964,060

Class R6	11,824	103,886	4,107	36,754

Issued as reinvestment of dividends:
Class A	454,824	3,999,403	523,167	4,674,690

Class C	46,264	407,490	51,339	459,417

Class Y	203,808	1,794,994	159,794	1,426,384

Class R6	247	2,178	8	72

Automatic conversion of Class C shares to Class A shares:
Class A	228,201	2,006,952	167,972	1,513,718

Class C	(227,887)	(2,006,952)	(167,751)	(1,513,718)

Reacquired:
Class A	(4,611,112)	(40,417,471)	(3,823,857)	(34,206,703)

Class C	(350,782)	(3,077,781)	(539,024)	(4,835,863)

Class Y	(2,233,033)	(19,620,005)	(2,411,456)	(21,610,947)

Net increase in share activity	303,675	$2,915,673	2,814,033	$25,440,824

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

22	Invesco New Jersey Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco New Jersey Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco New Jersey Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23	Invesco New Jersey Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/23)	Ending Account Value (02/29/24)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/24)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,043.00	$5.64	$1,019.34	$5.57	1.11%
Class C	1,000.00	1,039.60	8.93	1,016.11	8.82	1.76
Class Y	1,000.00	1,044.20	4.37	1,020.59	4.32	0.86
Class R6	1,000.00	1,044.60	4.02	1,020.93	3.97	0.79

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

24	Invesco New Jersey Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	98.95%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25	Invesco New Jersey Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco New Jersey Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. –1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis – 1950 Trustee	1998	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco New Jersey Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco New Jersey Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco New Jersey Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco New Jersey Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco New Jersey Municipal Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1)	Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against/Withheld
(1)*	Beth Ann Brown	3,855,663,367.66	110,062,066.68
	Carol Deckbar	3,854,692,350.37	111,033,083.98
	Cynthia Hostetler	3,854,899,777.40	110,825,656.95
	Dr. Eli Jones	3,851,559,246.04	114,166,188.30
	Elizabeth Krentzman	3,854,384,766.71	111,340,667.64
	Jeffrey H. Kupor	3,852,215,990.93	113,509,443.41
	Anthony J. LaCava, Jr.	3,852,430,616.83	113,294,817.52
	James Liddy	3,851,980,828.53	113,744,605.81
	Dr. Prema Mathai-Davis	3,841,375,126.78	124,350,307.56
	Joel W. Motley	3,844,615,100.30	121,010,334.05
	Teresa M. Ressel	3,857,013,983.10	108,711,451.24
	Douglas Sharp	3,854,226,952.19	111,498,482.16
	Robert C. Troccoli	3,843,587,519.49	122,137,914.85
	Daniel S. Vandivort	3,849,223,096.55	116,502,337.79

* Proposal 1 required approval by a combined vote of all the portfolios of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds).

T-7	Invesco New Jersey Municipal Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses

∎	Quarterly statements

∎	Daily confirmations

∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-RONJM-AR-1

Annual Report to Shareholders	February 29, 2024

Invesco Pennsylvania Municipal Fund

Nasdaq:

A: OPATX ∎ C: OPACX ∎ Y: OPAYX ∎ R6: IORPX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

17	Financial Statements

20	Financial Highlights

21	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Fund Expenses

29	Tax Information

T-1	Trustees and Officers

T-7	Proxy Results

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2024, Class A shares of Invesco Pennsylvania Municipal Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/23 to 2/29/24, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.88%
Class C Shares	5.20
Class Y Shares	6.14
Class R6 Shares	6.21
S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index▼	6.04
U.S. Consumer Price Index∎	3.15
Source(s): ▼RIMES Technologies Corp.; ∎ Bloomberg LP

Market conditions and your Fund

Pennsylvania benefits from a highly diversified economy that tends to track the national economy but with less volatility. During periods of US economic contraction, Pennsylvania will often outperform the US in real Gross State Product (GSP), real personal income, and employment. However, during periods of economic expansion, Pennsylvania will often trend behind the rate of growth of the national economy.1

 Historically, Pennsylvania’s population growth rate has lagged that of the country, remaining essentially flat between 2012 and 2022 at 12.9 million.2 As of December 2023 the Keystone State was ahead of the pack on unemployment with a rate of 2.9% compared to the national level of 4.1%.3 The state’s GSP growth in the first quarter of 2023 was 1.9%, slightly below the national rate of 2.2% in the same period.4

 The Commonwealth has shown strong operational performance in the last several years, ending its fiscal year (FY) 2023 with an operating surplus equal to 9% of general fund revenues.5 As of October 31, 2023, FY ‘24 general fund revenues are tracking in line with original projections.6 The Commonwealth’s reserves are close to record highs and ended FY ‘23 with a general fund balance equal to 19% of the Commonwealth’s own-source general fund revenues.5 Additionally, the Commonwealth has strong access to liquidity through the State Treasurer.7

 At the close of the Fund’s fiscal year, Pennsylvania’s general obligation bonds were rated A† by Standard & Poor’s (S&P); AA by Fitch Ratings; and Aa3 by Moody’s. S&P and Fitch have stable outlooks. Moody’s revised their outlook to positive from stable in September 2023, citing the state’s better-than-expected revenue performance and increases in reserves.†

 During the fiscal year ended February 29, 2024, investment grade municipal bonds returned 5.42%, high yield municipal bonds returned 8.30% and taxable municipal bonds returned 4.78%.8

 At the beginning of the fiscal year, investors were hopeful for the 2023 calendar year, despite ongoing concerns about inflation and interest rates; however, in March, the focus unexpectedly shifted as Silicon Valley Bank collapsed after a bank run, marking the second-largest bank failure in US history. Fears about the health of the global banking system ensued, and demand for perceived safe-haven asset classes increased, driving down Treasury and municipal yields. Although three other bank failures followed, fears of larger systemic instability faded in the following months.

 Debt ceiling concerns dominated most of the second quarter of 2023. The US government could have defaulted on its debt obligations, causing economic fallout across the global economy, had congressional action not been taken in early June. After months of on-and-off negotiations between the White House and congressional leaders, just ahead of the payment deadline, the US Congress passed and President Biden signed into law the Fiscal Responsibility Act, an agreement that suspends the limit on the federal debt ceiling until 2025 in exchange for capping federal spending.

 In its efforts to rein in inflation without harming employment or the overall economy, the Federal Reserve Board (the Fed) continued with its most aggressive monetary policy since the 1980s. The Fed raised the federal funds rate in March, May and July, bringing the target rate to 5.50%.9 However, investor sentiment shifted in early November, as the Fed held interest rates steady and publicly backed away from the rate hike it had signaled for December. Bond yields fell, igniting a rally across the fixed income market, including municipal bonds. The rally continued through November and into December as inflation continued to ease, and US economic growth remained contained. In December, the Fed again left interest rates unchanged and adopted a transitory tone, suggesting to market participants that rate cuts might be coming in 2024.9

 New municipal supply continued at a slow pace as issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. However, 2024 began with the highest tax-exempt supply seen over a January-February period since 2007: $60 billion.8 This skewed the fiscal year’s new issuance total to $388 billion, up 15% from the previous year’s $338 billion.8 Year-to-date 2024 was also constructive in terms of inflows to municipal funds. Following two years of outsized inflows and outflows, the municipal market began its return to a more normalized trend as we finished the fiscal year.10

 As a result of Puerto Rico’s restructuring of $22 billion of general obligation debt in March 2022, marking significant progress towards its long-winded bankruptcy process, the Commonwealth’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% in February 2019 to 17% in March 2022 as the newly restructured bonds reentered the index.8 During the fiscal year, the focus turned to the Puerto Rico Electric and Power Authority (PREPA). As of February 29, 2024, bankruptcy negotiations and U.S. District Court proceedings related to PREPA were ongoing.

 Municipal bonds have a long history of low defaults as many are issued to fund essential services to Americans. This continues to be the case as evidenced by S&P rating changes – during calendar year 2023, S&P’s rating activity was positive, with 949 ratings upgraded versus 278 downgraded, translating to more than three upgrades for every downgrade.11 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures, including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

 We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the economic challenges while identifying marketplace opportunities to add long-term value for shareholders.

 During the fiscal year, an overweight exposure in non-rated bonds† contributed to the Fund’s performance relative to its benchmark the S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index (the “Index”). An overweight allocation to higher coupon bonds (5.00-5.49% specifically) was additive to relative results. At the sector level, an overweight exposure in tobacco settlement bonds contributed to the Fund’s relative performance.

 During the fiscal year, an underweight in AA-rated bonds† detracted from the Fund’s

2	Invesco Pennsylvania Municipal Fund

performance relative to the Index. An underweight allocation to lower coupon bonds (4.49% and lower specifically) detracted from the Fund’s performance relative to the Index over the fiscal year. An underweight allocation among the toll road sector also detracted from the Fund’s performance relative to the Index.

 During the fiscal year, leverage contributed to the Fund’s performance relative to the Index. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

 Thank you for investing in Invesco Pennsylvania Municipal Fund and for sharing our long-term investment horizon.

1	Source: Commonwealth of Pennsylvania, Governor’s Office of the Budget

2	Source: US Census Bureau

3	Source: US Bureau of Labor Statistics

4	Source: Independent Fiscal Office

5	Source: Merritt data, Creditscope as of 6/30/23.

6	Source: Pennsylvania Department of Revenue, as of 3/1/24.

7	Source: Moody’s, Credit Opinion: Pennsylvania (Commonwealth of)

8	Source: Bloomberg LP

9	Source: US Federal Reserve

10	Source: Lipper Inc.

11	Source: Standard & Poor’s

† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

Portfolio manager(s):

Josh Cooney

Elizabeth Mossow

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Pennsylvania Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/14

1 Source: RIMES Technologies Corp.

2 Source: Bloomberg LP

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Pennsylvania Municipal Fund

Average Annual Total Returns
As of 2/29/24, including maximum applicable sales charges
Class A Shares
Inception (9/18/89)	5.07%
10 Years	3.85
5 Years	1.97
1 Year	1.40

Class C Shares
Inception (8/29/95)	4.55%
10 Years	3.73
5 Years	2.19
1 Year	4.20

Class Y Shares
Inception (11/29/10)	4.67%
10 Years	4.52
5 Years	3.11
1 Year	6.14

Class R6 Shares
10 Years	4.44%
5 Years	3.13
1 Year	6.21

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester Pennsylvania Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund. The Fund was subsequently renamed the Invesco Pennsylvania Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on

Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Pennsylvania Municipal Fund

Supplemental Information

Invesco Pennsylvania Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index tracks the performance of the investment-grade, Pennsylvania-issued US municipals with maturities equal to or greater than five years.

∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Pennsylvania Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	86.46%

General Obligation Bonds	12.30

Other	0.63

Pre-Refunded Bonds	0.61

Top Five Debt Holdings

		% of total net assets

1.	Children’s Trust Fund, Series 2008 A, RB	4.54%

2.	Philadelphia (City of), PA, Series 2017 B, Ref. RB	2.64

3.	Philadelphia (City of), PA Authority for Industrial Development (Thomas Jefferson University), Series 2017 A, Ref. RB	2.37

4.	Geisinger Authority (Geisinger Health System), Series 2017 A-1, Ref. RB	2.26

5.	Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue), Series 2018 A, Ref. RB	2.11

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2024.

7	Invesco Pennsylvania Municipal Fund

Schedule of Investments

February 29, 2024

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–100.27%
Pennsylvania–85.68%
Aliquippa School District; Series 2018, Ref. GO Bonds (INS - BAM)(a)	4.00%	12/01/2041	$1,750	$ 1,765,890
Allegheny (County of), PA;
Series 2016 C-76, GO Bonds	5.00%	11/01/2041	14,320	14,893,313
Series 2018 C-77, GO Bonds	5.00%	11/01/2043	4,960	5,223,946
Series 2020 C-78, GO Bonds	4.00%	11/01/2049	1,080	1,057,169
Allegheny (County of), PA Airport Authority;
Series 2021 A, RB (INS - AGM)(a)(b)	4.00%	01/01/2056	5,555	5,118,218
Series 2021 A, RB(b)	5.00%	01/01/2056	4,000	4,115,008
Allegheny (County of), PA Higher Education Building Authority (Chatham University);
Series 2022, Ref. RB	5.25%	09/01/2034	535	537,850
Series 2022, Ref. RB	5.25%	09/01/2035	540	540,846
Allegheny (County of), PA Higher Education Building Authority (Robert Morris University);
Series 1998 A, Ref. RB (INS - BAM)(a)	6.00%	05/01/2028	120	123,712
Series 2017, RB	5.00%	10/15/2037	615	598,706
Series 2017, RB	5.00%	10/15/2047	1,500	1,348,621
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018 A, Ref. RB	5.00%	04/01/2047	15,615	15,976,442
Allegheny (County of), PA Hospital Development Authority (University of Pittsburgh Medical Center);
Series 2007 A-1, RB (3 mo. USD LIBOR + 0.82%)(c)	4.55%	02/01/2037	430	410,874
Series 2019 A, Ref. RB	4.00%	07/15/2038	1,035	1,045,994
Allegheny (County of), PA Industrial Development Authority (Propel Charter School - Sunrise); Series 2013, RB	6.00%	07/15/2038	1,600	1,601,426
Allegheny (County of), PA Residential Finance Authority (Allegheny Independence House Apartments); Series 2007 B, RB (CEP - GNMA)(b)	6.10%	01/20/2043	1,085	1,085,798
Allegheny (County of), PA Sanitary Authority;
Series 2015, Ref. RB	5.00%	12/01/2045	2,120	2,149,520
Series 2022, RB	5.75%	06/01/2052	3,250	3,705,372
Allentown (City of), PA Neighborhood Improvement Zone Development Authority;
Series 2022, Ref. RB	5.00%	05/01/2042	2,000	2,045,381
Series 2023, RB(d)	6.25%	05/01/2042	3,250	3,273,910
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (City Center);
Series 2018, RB(d)	5.00%	05/01/2042	2,415	2,417,325
Series 2018, RB(d)	5.38%	05/01/2042	4,000	3,955,251
Series 2024, RB(d)	5.00%	05/01/2042	3,750	3,765,539
Allentown City School District;
Series 2018 B, GO Bonds (INS - BAM)(a)	5.00%	06/01/2036	1,250	1,281,769
Series 2018 B, GO Bonds (INS - BAM)(a)	5.00%	06/01/2037	1,255	1,283,641
Berks (County of), PA Industrial Development Authority (Highlands at Wyomissing (The));
Series 2017 A, Ref. RB	5.00%	05/15/2037	1,125	1,133,173
Series 2017 A, Ref. RB	5.00%	05/15/2042	500	492,332
Series 2017 A, Ref. RB	5.00%	05/15/2047	600	575,311
Series 2017 C, RB	5.00%	05/15/2047	475	455,454
Series 2017, RB	5.00%	05/15/2042	600	590,799
Berks (County of), PA Industrial Development Authority (Tower Health); Series 2017, Ref. RB	5.00%	11/01/2050	8,480	4,383,832
Berks (County of), PA Municipal Authority (Reading Hospital Medical Center); Series 2012 A, RB	5.00%	11/01/2040	1,000	518,761
Bethlehem Area School District; Series 2015 A, GO Bonds (INS - BAM)(a)	5.00%	08/01/2035	3,000	3,062,782
Bucks (County of), PA Industrial Development Authority (Pennswood Village); Series 2018, Ref. RB	5.00%	10/01/2037	270	273,869
Butler (County of), PA General Authority; Series 2011, VRD RB (INS - AGM)(a)(e)	3.30%	08/01/2027	4,770	4,770,000
Cheltenham (Township of), PA; Series 2018, GO Bonds	4.00%	07/01/2048	2,660	2,565,667
Chester (County of), PA Health & Education Facilities Authority (Simpson Senior Services);
Series 2019, Ref. RB	3.25%	12/01/2029	135	110,660
Series 2019, Ref. RB	4.00%	12/01/2039	305	198,255
Series 2019, Ref. RB	5.00%	12/01/2051	8,000	5,049,672
Chester (County of), PA Industrial Development Authority (Avon Grove Charter School); Series 2017 A, Ref. RB	5.00%	12/15/2051	770	751,916

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Chester (County of), PA Industrial Development Authority (Collegium Charter School); Series 2017 A, RB	5.25%	10/15/2047	$695	$ 645,290
Chester (County of), PA Industrial Development Authority (Longwood Gardens) (Sustainability Bonds); Series 2019, RB	5.00%	12/01/2044	1,440	1,550,340
Chester (County of), PA Industrial Development Authority (Renaissance Academy Charter School); Series 2014, RB	5.00%	10/01/2044	2,215	2,080,315
Chester (County of), PA Industrial Development Authority (Sustainability Bonds); Series 2021, RB	4.00%	12/01/2051	10,340	10,010,695
Chester (County of), PA Industrial Development Authority (University Student Housing, LLC at West Chester University of Pennsylvania);
Series 2013 A, RB	5.00%	08/01/2035	1,000	999,951
Series 2013, RB	5.00%	08/01/2045	750	711,251
Clairton (City of), PA Municipal Authority; Series 2012 B, RB	5.00%	12/01/2037	2,885	2,885,912
Clarion (County of), PA Industrial Development Authority (Clarion University Foundation, Inc. Student Housing at Clarion University of Pennsylvania);
Series 2014 A, RB	5.00%	07/01/2034	2,310	2,319,122
Series 2014 A, RB	5.00%	07/01/2045	1,000	1,001,490
Series 2014, Ref. RB	5.00%	07/01/2024	1,220	1,225,775
Series 2014, Ref. RB	5.00%	07/01/2029	2,430	2,440,637
Series 2014, Ref. RB	5.00%	07/01/2033	3,500	3,514,152
Coatesville School District;
Series 2020 A, GO Bonds (INS - BAM)(a)(f)	0.00%	10/01/2034	300	200,114
Series 2020 A, GO Bonds (INS - BAM)(a)(f)	0.00%	10/01/2038	2,700	1,458,922
Series 2020 B, Ref. GO Bonds (INS - BAM)(a)(f)	0.00%	10/01/2033	500	348,471
Series 2020 B, Ref. GO Bonds (INS - BAM)(a)(f)	0.00%	10/01/2034	980	653,705
Series 2020 C, Ref. GO Bonds (INS - BAM)(a)(f)	0.00%	10/01/2033	640	446,043
Commonwealth Financing Authority;
Series 2018, RB(g)(h)	5.00%	06/01/2034	2,500	2,683,765
Series 2018, RB(g)(h)	5.00%	06/01/2035	500	535,147
Cumberland (County of), PA Municipal Authority (Diakon Lutheran); Series 2015, Ref. RB	5.00%	01/01/2038	630	632,230
Cumberland (County of), PA Municipal Authority (Messiah Village); Series 2018, Ref. RB	5.00%	07/01/2035	3,210	3,179,692
Dallas Area Municipal Authority (Misericordia University);
Series 2019, Ref. RB	5.00%	05/01/2039	1,050	988,911
Series 2019, Ref. RB	5.00%	05/01/2048	4,000	3,584,377
Dauphin (County of), PA General Authority (Pinnacle Health System); Series 2016 A, Ref. RB	5.00%	06/01/2034	510	527,112
Delaware (County of), PA Authority (Eastern University); Series 2012, RB	5.25%	10/01/2032	5,215	5,216,331
Delaware (County of), PA Authority (Elywn);
Series 2017, Ref. RB	5.00%	06/01/2027	335	333,392
Series 2017, Ref. RB	5.00%	06/01/2037	3,500	3,317,713
Delaware (County of), PA Authority (Neumann University);
Series 2016, Ref. RB	5.00%	10/01/2031	1,425	1,440,367
Series 2016, Ref. RB	5.00%	10/01/2035	2,305	2,328,836
Delaware (County of), PA Industrial Development Authority (Mercy Health Corp. of Southeastern PA); Series 2016 A, RB(d)	5.13%	06/01/2046	2,080	1,977,868
Delaware (State of) River Port Authority; Series 2013, RB	5.00%	01/01/2040	2,510	2,513,101
Delaware Valley Regional Finance Authority; Series 2002, RB	5.75%	07/01/2032	1,000	1,190,714
Doylestown Hospital Authority; Series 2019, RB	4.00%	07/01/2045	225	183,044
DuBois (City of), PA Hospital Authority (Penn Highlands Healthcare); Series 2018, Ref. RB	5.00%	07/15/2048	650	656,610
East Hempfield (Township of), PA Industrial Development Authority (Student Services, Inc. Student Housing at Millersville University of Pennsylvania); Series 2014, RB(i)(j)	5.00%	07/01/2024	250	251,061
East Hempfield (Township of), PA Industrial Development Authority (Willow Valley Communities);
Series 2016, Ref. RB	5.00%	12/01/2030	630	642,536
Series 2016, Ref. RB	5.00%	12/01/2039	370	374,384
Erie (City & County of), PA Water Authority; Series 2018 A, Ref. RB (INS - AGM)(a)	5.00%	12/01/2043	1,280	1,359,887
Erie (City of), PA Higher Education Building Authority (AICUP Financing Program);
Series 2021, RB	4.00%	05/01/2036	300	281,520
Series 2021, RB	4.00%	05/01/2041	730	633,858
Series 2021, RB	5.00%	05/01/2047	480	457,203
Erie (City of), PA Higher Education Building Authority (Gannon University); Series 2013, RB	5.00%	05/01/2038	7,840	7,840,312

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Franklin (County of), PA Industrial Development Authority (Menno-Haven, Inc.);
Series 2018, Ref. RB	5.00%	12/01/2043	$475	$ 407,661
Series 2018, Ref. RB	5.00%	12/01/2053	3,700	2,965,011
Series 2019, RB	5.00%	12/01/2039	755	674,466
Geisinger Authority (Geisinger Health System);
Series 2017 A-1, Ref. RB	5.00%	02/15/2045	16,655	17,051,304
Series 2017 A-1, Ref. RB	4.00%	02/15/2047	5,000	4,833,528
Lancaster (City of), PA Industrial Development Authority (Landis Homes Retirement Community); Series 2021, Ref. RB	4.00%	07/01/2056	1,800	1,314,821
Lancaster (City of), PA Industrial Development Authority (Willow Valley Communities); Series 2019, RB	5.00%	12/01/2049	5,005	5,046,903
Lancaster (County of), PA Hospital Authority (Brethren Village); Series 2017, Ref. RB	5.13%	07/01/2037	1,135	1,078,621
Lancaster (County of), PA Hospital Authority (Landis Homes Retirement Community); Series 2015, Ref. RB	5.00%	07/01/2045	625	576,417
Lancaster (County of), PA Hospital Authority (Masonic Villages);
Series 2015, Ref. RB	5.00%	11/01/2035	210	211,919
Series 2023, Ref. RB	5.13%	11/01/2038	1,000	1,055,252
Lancaster (County of), PA Hospital Authority (Penn State Health); Series 2021, RB	5.00%	11/01/2051	1,550	1,608,365
Latrobe (City of), PA Industrial Development Authority (Seton Hill University);
Series 2021, Ref. RB	4.00%	03/01/2046	485	394,451
Series 2021, Ref. RB	4.00%	03/01/2051	485	377,100
Lehigh (County of), PA (Lehigh Valley Health Network);
Series 2019 A, Ref. RB	5.00%	07/01/2044	4,000	4,180,202
Series 2019, Ref. RB	4.00%	07/01/2049	5,500	5,167,369
Lehigh (County of), PA Authority; Series 2024, Ref. RB (INS - BAM)(a)	4.25%	12/01/2053	2,500	2,474,864
Lehigh (County of), PA General Purpose Authority; Series 2023, RB	7.00%	06/01/2053	2,325	2,449,046
Lehigh (County of), PA General Purpose Authority (Kidspeace Obligation Group);
Series 2014 A, RB	7.50%	02/01/2044	4,953	4,209,481
Series 2014 B, RB(k)	7.50%	02/01/2044	3,735	2,059,327
Series 2014 C, RB(l)	0.00%	02/01/2044	3,238	21,179
Lehigh (County of), PA General Purpose Authority (Lehigh Valley Academy); Series 2022, RB	4.00%	06/01/2052	3,750	3,121,230
Littlestown Area School District; Series 2023 A, GO Bonds (INS - BAM)(a)	5.00%	10/01/2050	1,400	1,505,017
Maxatawny (Township of), PA Municipal Authority (Diakon Lutheran Social Ministries);
Series 2022 A, RB	5.00%	01/01/2042	930	921,277
Series 2022 A, RB	4.50%	01/01/2045	800	725,445
Montgomery (County of), PA; Series 2023, RB(d)	6.50%	09/01/2043	3,120	3,201,768
Montgomery (County of), PA Higher Education & Health Authority (Holy Redeemer Health System); Series 2014 A, Ref. RB	5.00%	10/01/2027	390	387,353
Montgomery (County of), PA Higher Education & Health Authority (Philadelphia Presbytery Homes, Inc.);
Series 2017, Ref. RB	5.00%	12/01/2037	750	756,048
Series 2017, Ref. RB	5.00%	12/01/2047	1,000	950,597
Montgomery (County of), PA Higher Education & Health Authority (Thomas Jefferson University); Series 2019, Ref. RB	4.00%	09/01/2049	6,500	6,054,166
Montgomery (County of), PA Industrial Development Authority; Series 2023, RB	5.25%	11/15/2053	1,000	1,038,198
Montgomery (County of), PA Industrial Development Authority (ACTS Retirement-Life Communities, Inc.);
Series 2016, Ref. RB	5.00%	11/15/2036	15,000	15,468,150
Series 2020 C, RB	4.00%	11/15/2043	350	327,279
Series 2020 C, RB	5.00%	11/15/2045	675	698,625
Montgomery (County of), PA Industrial Development Authority (Germantown Academy); Series 2021, Ref. RB	4.00%	10/01/2046	2,740	2,280,560
Montgomery (County of), PA Industrial Development Authority (Haverford School); Series 2019, Ref. RB	4.00%	03/01/2049	3,250	3,002,528
Montgomery (County of), PA Industrial Development Authority (Waverly Heights Ltd.); Series 2019, Ref. RB	5.00%	12/01/2044	1,000	1,022,062
Northampton (County of), PA General Purpose Authority (LaFayette College); Series 2017, Ref. RB	5.00%	11/01/2047	4,500	4,656,171
Northampton (County of), PA General Purpose Authority (Moravian College); Series 2016, Ref. RB	5.00%	10/01/2036	2,250	2,288,883

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Northampton (County of), PA General Purpose Authority (St. Luke’s University Health Network);
Series 2016, Ref. RB	5.00%	08/15/2036	$330	$ 340,366
Series 2016, Ref. RB	5.00%	08/15/2046	1,170	1,186,288
Series 2018 A, Ref. RB	4.00%	08/15/2048	8,430	7,597,939
Northampton (County of), PA Industrial Development Authority;
Series 2013 A, RB (Acquired 04/03/2013; Cost $13,041,003)(m)(n)(o)	5.00%	06/30/2027	14,827	2,668,790
Series 2013, RB(m)(n)	5.00%	06/30/2027	8,167	1,470,077
Northampton (County of), PA Industrial Development Authority (Morningstar Senior Living, Inc.);
Series 2019, Ref. RB	5.00%	11/01/2039	500	460,619
Series 2019, Ref. RB	5.00%	11/01/2044	950	836,231
Series 2019, Ref. RB	5.00%	11/01/2049	1,050	895,070
Northeastern Pennsylvania (Commonwealth of) Hospital & Education Authority (Kings College); Series 2019, RB	5.00%	05/01/2044	1,000	965,833
Penn Hills School District; Series 2020, Ref. GO Bonds (INS - BAM)(a)	3.00%	10/01/2042	4,000	3,293,313
Pennsylvania (Commonwealth of);
First Series 2020, GO Bonds	2.13%	05/01/2040	2,500	1,808,202
Second series 2013, GO Bonds(i)(j)	5.00%	03/19/2024	2,870	2,871,740
Series 2018 A, Ref. COP	4.00%	07/01/2046	540	522,413
Series 2022, GO Bonds	5.00%	10/01/2042	2,000	2,253,498
Pennsylvania (Commonwealth of) (Municipal Real Estate Funding, LLC); Series 2018 A, Ref. COP	5.00%	07/01/2043	4,000	4,177,034
Pennsylvania (Commonwealth of) Economic Development Financing Authority;
Series 2017 A, Ref. RB	4.00%	11/15/2035	5,000	5,088,605
Series 2023 A-2, RB	4.00%	05/15/2053	3,250	3,042,773
Series 2024, Ref. RB	4.25%	01/01/2050	3,000	2,908,109
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Capital Region Parking System);
Series 2013 C, RB (INS - AGM)(a)(f)	0.00%	01/01/2044	775	336,888
Series 2013, RB	6.00%	07/01/2053	920	920,151
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Covanta Holding Corp.) (Green Bonds); Series 2019 A, RB(b)(d)	3.25%	08/01/2039	1,250	927,071
Pennsylvania (Commonwealth of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. RB(b)	5.50%	11/01/2044	635	637,271
Pennsylvania (Commonwealth of) Economic Development Financing Authority (PA Bridges Finco L.P.); Series 2015, RB(b)	5.00%	12/31/2034	1,420	1,449,061
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Penndot Major Bridges); Series 2022, RB(b)	5.25%	06/30/2053	2,600	2,779,641
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Pennsylvania Rapid Bridge Replacement);
Series 2015, RB(b)	5.00%	12/31/2038	4,640	4,691,450
Series 2015, RB(b)	5.00%	06/30/2042	11,750	11,799,875
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Presbyterian Senior Living);
Series 2021, Ref. RB	4.00%	07/01/2041	700	647,814
Series 2021, Ref. RB	4.00%	07/01/2046	2,000	1,772,123
Series 2023, RB	5.25%	07/01/2049	1,300	1,339,668
Pennsylvania (Commonwealth of) Economic Development Financing Authority (UPMC);
Series 2020 A-1, RB	4.00%	04/15/2050	1,500	1,425,319
Series 2022 A, Ref. RB	4.00%	02/15/2052	1,500	1,415,673
Pennsylvania (Commonwealth of) Higher Education Assistance Agency;
Series 2021 A, RB(b)	5.00%	06/01/2030	400	427,536
Series 2021 A, RB(b)	2.63%	06/01/2042	1,800	1,566,619
Series 2023 A, RB(b)	4.00%	06/01/2044	4,740	4,655,290
Series 2023 B, RB(b)	5.00%	06/01/2050	800	801,619
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (La Salle University); Series 2012, RB	5.00%	05/01/2042	1,180	882,036
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015, Ref. RB	5.25%	09/01/2050	1,070	1,077,816
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Trustees University of Pennsylvania); Series 2017, RB(h)	5.00%	08/15/2046	2,200	2,274,602

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (University of Pennsylvania Health System);
Series 2019, RB	4.00%	08/15/2044	$10,000	$ 9,775,776
Series 2019, RB	4.00%	08/15/2049	1,000	966,442
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Widener College); Series 2014, Ref. RB	5.00%	07/15/2038	1,000	1,002,291
Pennsylvania (Commonwealth of) Housing Finance Agency;
Series 2019-131 A, RB	3.10%	10/01/2044	2,500	2,116,142
Series 2023 143-A, RB	5.30%	04/01/2044	2,020	2,145,924
Pennsylvania (Commonwealth of) Housing Finance Agency (Social bonds); Series 2023 141-A, RB	5.75%	10/01/2053	992	1,053,775
Pennsylvania (Commonwealth of) Public School Building Authority (Harrisburg School); Series 2016 A, Ref. RB (INS - AGM)(a)	5.00%	12/01/2030	910	954,399
Pennsylvania (Commonwealth of) Public School Building Authority (Philadelphia School District);
Series 2016 A, Ref. RB	5.00%	06/01/2027	3,750	3,905,119
Series 2016 A, Ref. RB (INS - AGM)(a)	5.00%	06/01/2032	9,520	9,920,792
Series 2016, Ref. RB(i)(j)	5.00%	12/01/2026	5	5,304
Series 2016, Ref. RB	5.00%	06/01/2036	4,795	4,935,022
Pennsylvania (Commonwealth of) Turnpike Commission;
Series 2009 C, RB (INS - AGM)(a)	6.25%	06/01/2033	2,000	2,149,368
Series 2009 E, RB	6.38%	12/01/2038	11,435	12,631,882
Series 2015 B, RB	5.00%	12/01/2030	500	515,018
Series 2015 B, RB	5.00%	12/01/2031	1,000	1,029,578
Series 2017 A, RB	5.50%	12/01/2042	5,000	5,204,455
Series 2017 B-1, RB	5.25%	06/01/2047	1,630	1,688,328
Series 2018 A-2, RB	5.00%	12/01/2043	535	565,996
Series 2018 A-2, RB	5.00%	12/01/2048	6,000	6,304,007
Series 2019 A, RB (INS - AGM)(a)	4.00%	12/01/2049	3,800	3,765,200
Series 2019 A, RB	5.00%	12/01/2049	9,660	10,197,608
Series 2021 A, RB	4.00%	12/01/2050	3,000	2,888,216
Series 2021 A, Ref. RB	4.00%	12/01/2051	8,690	8,482,921
Series 2022 B, Ref. RB	5.25%	12/01/2052	3,000	3,314,018
Series 2023, Ref. RB (SIFMA Municipal Swap Index + 0.85%)(c)(j)	3.30%	07/15/2026	2,000	1,998,591
Pennsylvania State University (The);
Series 2016 A, RB	5.00%	09/01/2041	1,430	1,477,110
Series 2017 A, RB	5.00%	09/01/2047	2,500	2,601,179
Philadelphia (City of), PA;
Series 2017 15, Ref. RB	5.00%	08/01/2047	3,620	3,718,531
Series 2017 A, RB	5.00%	10/01/2052	1,895	1,950,818
Series 2017 A, RB(g)(h)	5.25%	10/01/2052	2,070	2,164,827
Series 2017 A, Ref. GO Bonds (INS - AGM)(a)	5.00%	08/01/2035	3,500	3,707,444
Series 2017 A, Ref. GO Bonds	5.00%	08/01/2036	700	736,992
Series 2017 B, Ref. RB(b)	5.00%	07/01/2047	19,700	19,957,367
Series 2017, Ref. GO Bonds	5.00%	08/01/2041	1,000	1,048,451
Series 2018 A, RB	5.00%	10/01/2053	7,000	7,332,522
Series 2019 B, GO Bonds	5.00%	02/01/2037	145	157,004
Series 2019 B, RB	5.00%	11/01/2054	11,030	11,608,785
Series 2020 A, RB	5.00%	11/01/2050	1,250	1,335,031
Series 2020 C, Ref. RB(b)	4.00%	07/01/2050	3,725	3,457,199
Series 2021, Ref. RB (INS - AGM)(a)(b)	4.00%	07/01/2037	1,000	1,010,466
Sixteenth Series 2020 A, RB (INS - AGM)(a)	4.00%	08/01/2045	1,735	1,747,679
Sixteenth Series 2020 A, RB (INS - AGM)(a)	5.00%	08/01/2050	5,000	5,339,366
Philadelphia (City of), PA Authority for Industrial Development; Series 2017, Ref. RB(d)	5.00%	03/15/2045	510	428,083
Philadelphia (City of), PA Authority for Industrial Development (Children’s Hospital of Philadelphia); Series 2014 A, RB(h)(i)(j)	5.00%	07/01/2042	1,500	1,508,078
Philadelphia (City of), PA Authority for Industrial Development (Cultural and Commercials Corridors); Series 2016, Ref. RB	5.00%	12/01/2031	840	861,830
Philadelphia (City of), PA Authority for Industrial Development (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.00%	06/15/2033	820	827,338

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Philadelphia (City of), PA Authority for Industrial Development (Independence Charter School - West);
Series 2019, RB	4.00%	06/15/2029	$300	$ 286,880
Series 2019, RB	5.00%	06/15/2050	350	311,098
Philadelphia (City of), PA Authority for Industrial Development (International Apartments at Temple University);
Series 2010 A, IDR	5.38%	06/15/2030	1,560	1,482,061
Series 2010 A, IDR	5.63%	06/15/2042	4,000	3,407,904
Philadelphia (City of), PA Authority for Industrial Development (Kipp Philadelphia Charter School); Series 2016 B, RB	5.00%	04/01/2046	640	588,622
Philadelphia (City of), PA Authority for Industrial Development (MaST I Charter School); Series 2016 A, Ref. RB	5.25%	08/01/2046	1,500	1,507,332
Philadelphia (City of), PA Authority for Industrial Development (PresbyHomes Germantown/ Morrisville); Series 2005 A, RB	5.63%	07/01/2035	2,234	2,276,084
Philadelphia (City of), PA Authority for Industrial Development (Richard Allen Preparatory Charter School); Series 2006, RB	6.25%	05/01/2033	1,640	1,539,761
Philadelphia (City of), PA Authority for Industrial Development (St. Joseph’s University); Series 2022, RB	5.25%	11/01/2052	2,000	2,126,097
Philadelphia (City of), PA Authority for Industrial Development (Temple University); First Series 2015, Ref. RB	5.00%	04/01/2045	530	533,919
Philadelphia (City of), PA Authority for Industrial Development (Thomas Jefferson University); Series 2017 A, Ref. RB	5.00%	09/01/2047	17,635	17,924,900
Philadelphia (City of), PA Authority for Industrial Development (University Square Apartments);
Series 2017, RB	4.00%	12/01/2047	1,600	1,426,055
Series 2017, RB	5.00%	12/01/2058	10,000	10,010,681
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group);
Series 2017, Ref. RB	5.00%	07/01/2042	1,000	848,032
Series 2017, Ref. RB	5.00%	07/01/2049	500	407,119
Philadelphia (City of), PA Hospitals & Higher Education Facilities Authority (Temple University Health System); Series 2017, Ref. RB	5.00%	07/01/2032	1,000	1,028,301
Philadelphia (City of), PA Housing Authority (PHA Headquarters);
Series 2017, RB	5.00%	05/01/2039	1,300	1,347,561
Series 2017, RB	5.00%	05/01/2042	2,415	2,500,070
Series 2017, RB	5.00%	05/01/2047	3,335	3,432,114
Philadelphia (City of), PA Parking Authority; Series 1999 A, RB (INS - AMBAC)(a)	5.25%	02/15/2029	25	25,037
Philadelphia School District (The);
Series 2016 F, Ref. GO Bonds	5.00%	09/01/2028	5,000	5,194,347
Series 2016 F, Ref. GO Bonds	5.00%	09/01/2032	1,000	1,030,655
Series 2019 A, GO Bonds	4.00%	09/01/2037	7,050	7,172,320
Series 2019 A, GO Bonds	5.00%	09/01/2044	2,500	2,641,568
Series 2021 A, GO Bonds	4.00%	09/01/2046	2,000	1,949,303
Pittsburgh (City of), PA; Series 2022, GO Bonds	5.00%	09/01/2042	1,250	1,353,588
Pittsburgh (City of), PA Urban Redevelopment Authority (Marian Plaza); Series 2007, RB (CEP - GNMA)(b)	6.13%	01/20/2043	2,390	2,392,380
Pittsburgh (City of), PA Water & Sewer Authority;
Series 2020 B, RB (INS - AGM)(a)	4.00%	09/01/2050	4,350	4,247,010
Series 2023 A, RB (INS - AGM)(a)	4.25%	09/01/2053	800	797,989
Pottsville (City of), PA Hospital Authority (Lehigh Valley); Series 2016 B, Ref. RB	5.00%	07/01/2041	4,000	4,090,814
Reading School District;
Series 2017, Ref. GO Bonds (INS - AGM)(a)	5.00%	03/01/2037	1,500	1,563,549
Series 2017, Ref. GO Bonds (INS - AGM)(a)	5.00%	03/01/2038	1,500	1,553,449
Scranton School District;
Series 2017 E, Ref. GO Bonds (INS - BAM)(a)	5.00%	12/01/2034	820	875,214
Series 2017 E, Ref. GO Bonds (INS - BAM)(a)	5.00%	12/01/2035	750	798,480
Southcentral Pennsylvania General Authority (Hanover Hospital, Inc.); Series 2015, Ref. RB	5.00%	12/01/2029	1,000	1,027,836
Southcentral Pennsylvania General Authority (WellSpan Health Obligated Group); Series 2019 A, Ref. RB	5.00%	06/01/2049	750	775,840
Southeastern Pennsylvania Transportation Authority; Series 2022, RB	5.25%	06/01/2052	4,000	4,399,009
Susquehanna Area Regional Airport Authority; Series 2017, Ref. RB(b)	5.00%	01/01/2038	1,350	1,377,614
Washington (County of), PA Redevelopment Authority (Victory Centre); Series 2018, Ref. RB	5.00%	07/01/2028	500	501,824
West Shore Area Authority (Messiah Village); Series 2015 A, Ref. RB	5.00%	07/01/2035	1,500	1,485,837

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
West Shore School District; Series 2020, GO Bonds	4.00%	11/15/2048	$2,000	$ 1,953,329
Westmoreland (County of), PA Industrial Development Authority (Excela Health); Series 2020 A, Ref. RB	4.00%	07/01/2037	1,400	1,319,061
Wilkes-Barre Area School District;
Series 2016 B, GO Bonds (INS - BAM)(a)	5.00%	08/01/2034	2,600	2,731,098
Series 2016 B, GO Bonds (INS - BAM)(a)	5.00%	08/01/2036	2,125	2,232,695
				647,619,936

Puerto Rico–13.27%
Children’s Trust Fund;
Series 2002, RB	5.50%	05/15/2039	14,655	14,696,427
Series 2005 A, RB(f)	0.00%	05/15/2050	53,320	10,030,772
Series 2008 A, RB(f)	0.00%	05/15/2057	415,530	34,281,263
Corp. Para El Financiamiento Publico de Puerto Rico; Series 2011, RB(m)	5.50%	08/01/2031	5,725	0
GDB Debt Recovery Authority of Puerto Rico; Series 2023, RB	7.50%	08/20/2040	198	188,512
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(f)	0.00%	07/01/2024	212	208,841
Series 2021 A, GO Bonds(f)	0.00%	07/01/2033	2,000	1,289,085
Series 2021 A-1, GO Bonds	5.38%	07/01/2025	1,446	1,467,795
Series 2021 A-1, GO Bonds	5.63%	07/01/2027	1,433	1,513,416
Series 2021 A-1, GO Bonds	5.63%	07/01/2029	1,409	1,528,638
Series 2021 A-1, GO Bonds	5.75%	07/01/2031	1,369	1,528,782
Series 2021 A-1, GO Bonds	4.00%	07/01/2033	1,298	1,275,170
Series 2021 A-1, GO Bonds	4.00%	07/01/2035	1,167	1,132,527
Series 2021 A-1, GO Bonds	4.00%	07/01/2037	1,001	956,410
Series 2021 A-1, GO Bonds	4.00%	07/01/2041	1,361	1,264,615
Series 2021 A-1, GO Bonds	4.00%	07/01/2046	1,416	1,279,742
Subseries 2022, RN(f)	0.00%	11/01/2043	6,339	3,716,223
Subseries 2022, RN(f)	0.00%	11/01/2051	181	83,738
Subseries 2022, RN(f)	0.00%	11/01/2051	192	114,193
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2008 A, RB	6.13%	07/01/2024	381	383,446
Series 2022 A, Ref. RB(d)	5.00%	07/01/2033	2,000	2,098,665
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2005 SS, Ref. RB (INS - NATL)(a)	5.00%	07/01/2025	6,000	6,002,318
Series 2007 TT, RB(l)	5.00%	07/01/2032	1,450	384,250
Series 2010 AAA, RB(l)	5.25%	07/01/2024	1,435	380,275
Series 2010 XX, RB(l)	5.25%	07/01/2040	2,445	647,925
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(f)	0.00%	07/01/2046	3,912	1,273,616
Series 2018 A-1, RB(f)	0.00%	07/01/2051	7,242	1,749,555
Series 2018 A-1, RB	5.00%	07/01/2058	5,037	5,074,767
Series 2019 A-2, RB	4.54%	07/01/2053	91	88,154
Series 2019 A-2, RB	4.78%	07/01/2058	1,216	1,212,963
University of Puerto Rico;
Series 2006 P, Ref. RB	5.00%	06/01/2030	3,235	3,138,575
Series 2006 Q, RB	5.00%	06/01/2030	1,300	1,261,251
				100,251,909

Virgin Islands–1.09%
Tobacco Settlement Financing Corp.;
Series 2006, RB(f)	0.00%	05/15/2035	4,150	1,865,476
Series 2006, RB(f)	0.00%	05/15/2035	2,195	1,054,002
Series 2006, RB(f)	0.00%	05/15/2035	7,000	3,028,180
Virgin Islands (Government of) Public Finance Authority (Virgin Islands Gross Receipts Taxes Loan Note); Series 2014 C, Ref. RB(d)	5.00%	10/01/2039	2,500	2,311,083
				8,258,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Northern Mariana Islands–0.12%
Northern Mariana Islands (Commonwealth of) Ports Authority;
Series 1998 A, RB(b)	6.25%	03/15/2028	$540	$522,365

Series 1998 A, RB(b)	6.60%	03/15/2028	410	397,982

				920,347

Guam–0.11%
Guam (Territory of) Waterworks Authority; Series 2014 A, Ref. RB	5.00%	07/01/2029	285	286,415

Guam Housing Corp.; Series 1998 A, RB (CEP - FHLMC)(b)	5.75%	09/01/2031	555	557,858

				844,273

TOTAL INVESTMENTS IN SECURITIES(p)–100.27% (Cost $790,939,212)				757,895,206

FLOATING RATE NOTE OBLIGATIONS–(0.77)%
Notes with interest and fee rates ranging from 3.82% to 3.86% at 02/29/2024 and contractual maturities of collateral ranging from 06/01/2034 to 10/01/2052 (See Note 1K)(q)				(5,850,000)

OTHER ASSETS LESS LIABILITIES–0.50%				3,840,645

NET ASSETS–100.00%				$755,885,851

Investment Abbreviations:

AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
FHLMC	– Federal Home Loan Mortgage Corp.
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LIBOR	– London Interbank Offered Rate
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SIFMA	– Securities Industry and Financial Markets Association
USD	– U.S. Dollar
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security subject to the alternative minimum tax.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2024.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $24,356,563, which represented 3.22% of the Fund’s Net Assets.

(e)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 29, 2024.

(f)	Zero coupon bond issued at a discount.
(g)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $3,380,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(h)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(i)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(j)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(k)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(l)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2024 was $1,433,629, which represented less than 1% of the Fund’s Net Assets.

(m)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(n)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(o)	Restricted security. The value of this security at February 29, 2024 represented less than 1% of the Fund’s Net Assets.
(p)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percent

Assured Guaranty Municipal Corp.	6.38%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Pennsylvania Municipal Fund

(q)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2024. At February 29, 2024, the Fund’s investments with a value of $9,166,418 are held by TOB Trusts and serve as collateral for the $5,850,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Pennsylvania Municipal Fund

Statement of Assets and Liabilities

February 29, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $790,939,212)	$757,895,206

Cash	1,796,899

Receivable for:
Investments sold	230,000

Fund shares sold	204,378

Interest	8,810,693

Investment for trustee deferred compensation and retirement plans	82,202

Other assets	261,187

Total assets	769,280,565

Liabilities:
Floating rate note obligations	5,850,000

Payable for:
Investments purchased	5,350,000

Dividends	960,818

Fund shares reacquired	787,346

Accrued fees to affiliates	251,469

Accrued interest expense	11,533

Accrued trustees’ and officers’ fees and benefits	27,532

Accrued other operating expenses	68,512

Trustee deferred compensation and retirement plans	87,504

Total liabilities	13,394,714

Net assets applicable to shares outstanding	$755,885,851

Net assets consist of:
Shares of beneficial interest	$925,798,420

Distributable earnings (loss)	(169,912,569)

$755,885,851

Net Assets:
Class A	$535,069,462

Class C	$56,546,055

Class Y	$162,858,084

Class R6	$1,412,250

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	51,617,662

Class C	5,472,152

Class Y	15,699,220

Class R6	136,293

Class A:
Net asset value per share	$10.37

Maximum offering price per share
(Net asset value of $10.37 ÷ 95.75%)	$10.83

Class C:
Net asset value and offering price per share	$10.33

Class Y:
Net asset value and offering price per share	$10.37

Class R6:
Net asset value and offering price per share	$10.36

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Pennsylvania Municipal Fund

Statement of Operations

For the year ended February 29, 2024

Investment income:
Interest	$32,904,483

Expenses:
Advisory fees	3,489,797

Administrative services fees	108,307

Custodian fees	11,247

Distribution fees:
Class A	1,332,721

Class C	539,089

Interest, facilities and maintenance fees	796,776

Transfer agent fees — A, C and Y	552,236

Transfer agent fees — R6	262

Trustees’ and officers’ fees and benefits	29,397

Registration and filing fees	62,184

Reports to shareholders	60,151

Professional services fees	180,852

Other	11,962

Total expenses	7,174,981

Less: Expense offset arrangement(s)	(5,924)

Net expenses	7,169,057

Net investment income	25,735,426

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(327,371))	(6,896,351)

Change in net unrealized appreciation of unaffiliated investment securities	23,467,423

Net realized and unrealized gain	16,571,072

Net increase in net assets resulting from operations	$42,306,498

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Pennsylvania Municipal Fund

Statement of Changes in Net Assets

For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:
Net investment income	$25,735,426	$27,910,980

Net realized gain (loss)	(6,896,351)	(9,925,282)

Change in net unrealized appreciation (depreciation)	23,467,423	(80,912,318)

Net increase (decrease) in net assets resulting from operations	42,306,498	(62,926,620)

Distributions to shareholders from distributable earnings:
Class A	(20,477,201)	(19,237,292)

Class C	(1,867,425)	(1,825,247)

Class Y	(6,072,819)	(4,547,589)

Class R6	(74,087)	(41,586)

Total distributions from distributable earnings	(28,491,532)	(25,651,714)

Share transactions–net:
Class A	(40,264,768)	(39,113,796)

Class C	(7,082,471)	(13,658,636)

Class Y	16,367,997	21,992,444

Class R6	248,506	190,421

Net increase (decrease) in net assets resulting from share transactions	(30,730,736)	(30,589,567)

Net increase (decrease) in net assets	(16,915,770)	(119,167,901)

Net assets:
Beginning of year	772,801,621	891,969,522

End of year	$755,885,851	$772,801,621

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Pennsylvania Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/29/24	$10.17	$0.35	$ 0.23	$ 0.58	$(0.38)	$10.37	5.88%		$535,069	0.95%		0.95%		0.84%		3.40%		11%
Year ended 02/28/23	11.30	0.37	(1.16)	(0.79)	(0.34)	10.17	(7.04	)(d)	565,422	0.89	(d)	0.89	(d)	0.82	(d)	3.51	(d)	19
Year ended 02/28/22	11.47	0.33	(0.15)	0.18	(0.35)	11.30	1.53	(d)	671,015	0.87	(d)	0.87	(d)	0.82	(d)	2.82	(d)	8
Year ended 02/28/21	11.68	0.37	(0.21)	0.16	(0.37)	11.47	1.48	(d)	674,756	0.92	(d)	0.92	(d)	0.84	(d)	3.27	(d)	14
Seven months ended 02/29/20	11.19	0.23	0.47	0.70	(0.21)	11.68	6.36		534,700	0.88	(e)	1.03	(e)	0.88	(e)	3.54	(e)	6
Year ended 07/31/19	10.40	0.46	0.69	1.15	(0.36)	11.19	11.32		498,743	0.91		1.19		0.91		4.30		21
Class C
Year ended 02/29/24	10.13	0.28	0.24	0.52	(0.32)	10.33	5.20		56,546	1.60		1.60		1.49		2.75		11
Year ended 02/28/23	11.27	0.30	(1.17)	(0.87)	(0.27)	10.13	(7.72	)(d)	62,564	1.53	(d)	1.53	(d)	1.46	(d)	2.87	(d)	19
Year ended 02/28/22	11.43	0.25	(0.14)	0.11	(0.27)	11.27	0.96		84,383	1.53		1.53		1.48		2.16		8
Year ended 02/28/21	11.65	0.30	(0.22)	0.08	(0.30)	11.43	0.76	(d)	83,646	1.53	(d)	1.53	(d)	1.45	(d)	2.66	(d)	14
Seven months ended 02/29/20	11.15	0.19	0.48	0.67	(0.17)	11.65	6.07		110,395	1.54	(e)	1.69	(e)	1.54	(e)	2.88	(e)	6
Year ended 07/31/19	10.37	0.39	0.68	1.07	(0.29)	11.15	10.52		110,166	1.57		1.85		1.57		3.64		21
Class Y
Year ended 02/29/24	10.17	0.37	0.24	0.61	(0.41)	10.37	6.14		162,858	0.70		0.70		0.59		3.65		11
Year ended 02/28/23	11.31	0.39	(1.17)	(0.78)	(0.36)	10.17	(6.89)		143,677	0.65		0.65		0.57		3.75		19
Year ended 02/28/22	11.47	0.36	(0.14)	0.22	(0.38)	11.31	1.87		135,503	0.63		0.63		0.58		3.06		8
Year ended 02/28/21	11.69	0.40	(0.22)	0.18	(0.40)	11.47	1.64		112,953	0.68		0.68		0.60		3.51		14
Seven months ended 02/29/20	11.19	0.25	0.48	0.73	(0.23)	11.69	6.60		84,030	0.64	(e)	0.79	(e)	0.64	(e)	3.78	(e)	6
Year ended 07/31/19	10.40	0.49	0.69	1.18	(0.39)	11.19	11.58		71,769	0.67		0.95		0.67		4.54		21
Class R6
Year ended 02/29/24	10.16	0.37	0.24	0.61	(0.41)	10.36	6.21		1,412	0.64		0.64		0.53		3.71		11
Year ended 02/28/23	11.29	0.40	(1.16)	(0.76)	(0.37)	10.16	(6.76)		1,138	0.59		0.59		0.52		3.81		19
Year ended 02/28/22	11.46	0.36	(0.14)	0.22	(0.39)	11.29	1.86		1,068	0.55		0.55		0.50		3.14		8
Year ended 02/28/21	11.68	0.40	(0.21)	0.19	(0.41)	11.46	1.70		850	0.61		0.61		0.53		3.58		14
Seven months ended 02/29/20	11.18	0.25	0.48	0.73	(0.23)	11.68	6.63		732	0.62	(e)	0.77	(e)	0.62	(e)	3.83	(e)	6
Period ended 07/31/19(f)	11.05	0.10	0.10	0.20	(0.07)	11.18	1.86		10	0.62	(e)	0.90	(e)	0.62	(e)	4.59	(e)	21

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended August 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $134,448,765 in connection with the acquisition of Invesco Pennsylvania Tax Free Fund into the Fund.

(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for Class A for the year ended February 28, 2023, 2022 and 2021, respectively. The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.89% and 0.85% for Class C for the year ended February 28, 2023 and 2021.

(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Pennsylvania Municipal Fund

Notes to Financial Statements

February 29, 2024

NOTE 1–Significant Accounting Policies

Invesco Pennsylvania Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are

21	Invesco Pennsylvania Municipal Fund

generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase

22	Invesco Pennsylvania Municipal Fund

tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

M.

Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $500 million	0.510%

Next $250 million	0.410%

Next $250 million	0.400%

Next $1 billion	0.380%

Next $3 billion	0.345%

Over $5 billion	0.330%

*	The advisory fee payable by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with Invesco.

For the year ended February 29, 2024, the effective advisory fee rate incurred by the Fund was 0.46%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.15%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

23	Invesco Pennsylvania Municipal Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to a maximum annual rate of 0.90% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2024, IDI advised the Fund that IDI retained $31,857 in front-end sales commissions from the sale of Class A shares and $35,335 and $726 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$–	$753,756,339	$4,138,867	$757,895,206

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 29, 2024, the Fund engaged in securities purchases of $8,496,425 and securities sales of $8,188,322, which resulted in net realized gains (losses) of $(327,371).

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,924.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

24	Invesco Pennsylvania Municipal Fund

NOTE 7–Cash Balances and Borrowings

Effective February 22, 2024, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.0 billion, collectively by certain Invesco Funds, and which will expire on February 20, 2025. Prior to February 22, 2024, the revolving credit and security agreement permitted borrowings up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 29, 2024, the Fund’s average daily balance of borrowing under the revolving credit and security agreement was $2,198,907 with an average interest rate of 5.60%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees. At February 29, 2024, the Fund had no borrowings outstanding under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 29, 2024 were $6,862,692 and 4.07%, respectively.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:

	2024	2023

Ordinary income*	$798,777	$731,014

Ordinary income-tax-exempt	27,692,755	24,920,700

Total distributions	$28,491,532	$25,651,714

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2024

Undistributed tax-exempt income	$12,301,894

Net unrealized appreciation (depreciation) – investments	(29,889,745)

Temporary book/tax differences	(105,088)

Capital loss carryforward	(152,219,630)

Shares of beneficial interest	925,798,420

Total net assets	$755,885,851

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$14,448,782	$137,770,848	$152,219,630

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $84,153,575 and $109,083,136, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$13,577,692

Aggregate unrealized (depreciation) of investments	(43,467,437)

Net unrealized appreciation (depreciation) of investments	$(29,889,745)

Cost of investments for tax purposes is $787,784,951.

25	Invesco Pennsylvania Municipal Fund

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts and amortization and accretion on debt securities, on February 29, 2024, undistributed net investment income was increased by $202,385 and undistributed net realized gain (loss) was decreased by $202,385. Further, as a result of tax deferrals acquired in the reorganization of Invesco Pennsylvania Tax Free Income Fund into the Fund, and . These reclassifications had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2024(a)		February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	3,308,144	$33,573,770	5,103,247	$53,075,063

Class C	782,571	7,923,025	820,575	8,466,741

Class Y	5,423,591	55,246,652	7,112,127	73,561,836

Class R6	132,066	1,339,632	24,607	265,261

Issued as reinvestment of dividends:
Class A	1,210,553	12,285,165	1,117,278	11,567,481

Class C	123,512	1,249,413	118,279	1,221,126

Class Y	328,570	3,337,808	250,945	2,597,672

Class R6	2,962	29,803	1,077	11,105

Automatic conversion of Class C shares to Class A shares:
Class A	597,984	6,065,542	542,070	5,641,107

Class C	(599,922)	(6,065,542)	(543,592)	(5,641,107)

Reacquired:
Class A	(9,111,800)	(92,189,245)	(10,544,662)	(109,397,447)

Class C	(1,007,502)	(10,189,367)	(1,711,567)	(17,705,396)

Class Y	(4,174,168)	(42,216,463)	(5,227,131)	(54,167,064)

Class R6	(110,756)	(1,120,929)	(8,268)	(85,945)

Net increase (decrease) in share activity	(3,094,195)	$(30,730,736)	(2,945,015)	$(30,589,567)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

26	Invesco Pennsylvania Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Pennsylvania Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Pennsylvania Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

27	Invesco Pennsylvania Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/23)	Ending Account Value (02/29/24)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/24)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,049.80	$5.05	$1,019.94	$4.97	0.99%
Class C	1,000.00	1,045.40	8.34	1,016.71	8.22	1.64
Class Y	1,000.00	1,050.00	3.77	1,021.18	3.72	0.74
Class R6	1,000.00	1,050.40	3.47	1,021.48	3.42	0.68

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

28	Invesco Pennsylvania Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	97.20%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29	Invesco Pennsylvania Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Pennsylvania Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.;

Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165

Formerly: Member of the Cartica Funds Board of Directors (private investment fund);

Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis – 1950 Trustee	1998	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Pennsylvania Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Pennsylvania Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Pennsylvania Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

			N/A	N/A

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Pennsylvania Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Pennsylvania Municipal Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1) Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against/Withheld
(1)* Beth Ann Brown	3,855,663,367.66	110,062,066.68
Carol Deckbar	3,854,692,350.37	111,033,083.98
Cynthia Hostetler	3,854,899,777.40	110,825,656.95
Dr. Eli Jones	3,851,559,246.04	114,166,188.30
Elizabeth Krentzman	3,854,384,766.71	111,340,667.64
Jeffrey H. Kupor	3,852,215,990.93	113,509,443.41
Anthony J. LaCava, Jr.	3,852,430,616.83	113,294,817.52
James Liddy	3,851,980,828.53	113,744,605.81
Dr. Prema Mathai-Davis	3,841,375,126.78	124,350,307.56
Joel W. Motley	3,844,615,100.30	121,010,334.05
Teresa M. Ressel	3,857,013,983.10	108,711,451.24
Douglas Sharp	3,854,226,952.19	111,498,482.16
Robert C. Troccoli	3,843,587,519.49	122,137,914.85
Daniel S. Vandivort	3,849,223,096.55	116,502,337.79

* Proposal 1 required approval by a combined vote of all the portfolios of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds).

T-7	Invesco Pennsylvania Municipal Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROPAM-AR-1

Annual Report to Shareholders	February 29, 2024

Invesco Rochester® AMT-Free New York Municipal Fund

Nasdaq:
A: OPNYX ∎ C: ONYCX ∎ Y: ONYYX ∎ R6: IORNX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

16	Financial Statements

19	Financial Highlights

20	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Fund Expenses

28	Tax Information

T-1	Trustees and Officers

T-7	Proxy Results

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2024, Class A shares of Invesco Rochester® AMT-Free New York Municipal Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond New York 5+ Year Investment Grade Index.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 2/28/23 to 2/29/24, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.57%

Class C Shares	5.86

Class Y Shares	6.92

Class R6 Shares	6.86

S&P Municipal Bond New York 5+ Year Investment Grade Index▼	6.29

U.S. Consumer Price Index∎	3.15

Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg LP

Market conditions and your Fund

The pandemic caused a dramatic and sudden disruption in the New York economy. However, thanks to federal relief funding and a fast recovery in tax collections, the state was able to quickly stabilize its finances. Additionally, New York has historically benefited from a robust and wealthy economy, adequate resources, and budget flexibility, which also helped mitigate the adverse economic impact of the pandemic.

 The Empire State has demonstrated strong management practices and quickly identified gap-closing measures to balance the budgets for fiscal years (FY) ’24 and ’25, which had projected General Fund budget gaps of 1% and 2% of total disbursements, respectively, as of the FY ‘22 enacted budget.1 Additionally, the state benefits from well-funded pensions and a moderate fixed cost burden.2

 Employment numbers reflect how New York suffered a larger economic impact as a result of the pandemic than most other states, but recent data indicate significant improvement in the job sector. The leisure and hospitality sector, the hardest hit sector during the pandemic, realized a 19% employment gain in 2022 compared to the prior year, although this figure is still 10% below 2019 levels.3

 In the third quarter of 2023, New York saw a Gross Domestic Product (GDP) increase of 3.5%, lagging national GDP growth of 4.9% for the same quarter.4 Meanwhile, the state’s personal income growth was 3.7%, outpacing national growth of 3.5% for the same time period.5 December 2023 employment metrics showed New York’s unemployment rate as 4.4%, which is on par with the national rate for the same time period.

 While the state will likely continue to face long-term challenges including a negative population trend, the silver lining is the pension system, which is well funded. Additional pressure from Medicaid spending is likely to present a challenge as budget officials anticipate state-share Medicaid costs will continue to grow. For FY ’25 these costs account for approximately 24% of budgeted state operating spending.1

 During the fiscal year ended February 29, 2024, investment grade municipal bonds returned 5.42%, high yield municipal bonds returned 8.30% and taxable municipal bonds returned 4.78%.6

 At the beginning of the fiscal year, investors were hopeful for the 2023 calendar year, despite ongoing concerns about inflation and interest rates; however, in March, the focus unexpectedly shifted as Silicon Valley Bank collapsed after a bank run, marking the second-largest bank failure in US history. Fears about the health of the global banking system ensued, and demand for perceived safe-haven asset classes increased, driving down Treasury and municipal yields. Although three other bank failures followed, fears of larger systemic instability faded in the following months.

 Debt ceiling concerns dominated most of the second quarter of 2023. The US government could have defaulted on its debt obligations, causing economic fallout across the global economy, had congressional action not been taken in early June. After months of on-and-off negotiations between the White House and congressional leaders, just ahead of the payment deadline, the US Congress passed and President Biden signed into law the Fiscal Responsibility Act, an agreement that suspends the limit on the federal debt ceiling until 2025 in exchange for capping federal spending.

 In its efforts to rein in inflation without harming employment or the overall economy, the Federal Reserve Board (the Fed) continued with its most aggressive monetary policy since the 1980s. The Fed raised the federal funds rate in March, May and July, bringing the target rate to 5.50%.7 However, investor sentiment shifted in early November, as the Fed held interest rates steady and publicly backed away from the rate hike it had signaled for December. Bond yields fell, igniting a rally across the fixed income market, including municipal bonds. The rally continued through November and into December as inflation continued to ease, and US economic growth remained contained. In December, the Fed again left interest rates unchanged and adopted a transitory tone, suggesting to market participants that rate cuts might be coming in 2024.7

 New municipal supply continued at a slow pace as issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. However, 2024 began with the highest tax-exempt supply seen over a January-February period since 2007: $60 billion.6 This skewed the fiscal year’s new issuance total to $388 billion, up 15% from the previous year’s $338 billion.6 Year-to-date 2024 was also constructive in terms of inflows to municipal funds. Following two years of outsized inflows and outflows, the municipal market began its return to a more normalized trend as we finished the fiscal year.8

 As a result of Puerto Rico’s restructuring of $22 billion of general obligation debt in March 2022, marking significant progress towards its long-winded bankruptcy process, the Commonwealth’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% in February 2019 to 17% in March 2022 as the newly restructured bonds reentered the index.6 During the fiscal year, the focus turned to the Puerto Rico Electric and Power Authority (PREPA). As of February 29, 2024, bankruptcy negotiations and U.S. District Court proceedings related to PREPA were ongoing.

 Municipal bonds have a long history of low defaults as many are issued to fund essential services to Americans. This continues to be the case as evidenced by S&P rating changes – during calendar year 2023, S&P’s rating activity was positive, with 949 ratings upgraded versus 278 downgraded, translating to more than three upgrades for every downgrade.9 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures, including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

 We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the economic challenges while identifying marketplace opportunities to add long-term value for shareholders.

 During the fiscal year, an overweight allocation to non-rated† bonds contributed to the Fund’s performance relative to its benchmark the S&P Municipal Bond New York 5+ Year Investment Grade Index. At the sector level, an overweight exposure to the tobacco sector

2     Invesco Rochester® AMT-Free New York Municipal Fund

contributed to the Fund’s relative performance. An overweight allocation to higher coupon bonds (5.50% and greater) also contributed to the Fund’s performance relative to the S&P Municipal Bond New York 5+ Year Investment Grade Index.

 An underweight allocation to AAA and AA-rated† bonds detracted from the Fund’s performance relative to the S&P Municipal Bond New York 5+ Year Investment Grade Index during the fiscal year. An underweight exposure to the dedicated tax sector was also detractive from relative results. An underweight allocation to lower coupon bonds (3.99 and less) also detracted from the Fund’s performance.

 During the fiscal year, leverage contributed to the Fund’s performance relative to the S&P Municipal Bond New York 5+ Year Investment Grade Index. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

 Thank you for investing in Invesco Rochester® AMT-Free New York Municipal Fund and for sharing our long-term investment horizon.

1	Source: NY.gov Enacted Budget Financial Plan

2	Source: Merrit data, Credit Scope as of March 31, 2023.

3	Source: Office of the New York State Comptroller

4	Source: US Bureau of Economic Analysis

5	Source: Bureau of Labor Statistics as of December 31, 2023.

6	Source: Bloomberg LP

7	Source: US Federal Reserve

8	Source: Lipper Inc.

9	Source: Standard & Poor’s

† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

Portfolio manager(s):

Josh Cooney*

Elizabeth Mossow*

Tim O’Reilly

Mark Paris

Julius Williams

*As of April 1, 2024

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3      Invesco Rochester® AMT-Free New York Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/14

1 Source: RIMES Technologies Corp.

2 Source: Bloomberg LP

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4      Invesco Rochester® AMT-Free New York Municipal Fund

Average Annual Total Returns
As of 2/29/24, including maximum applicable sales charges

Class A Shares
Inception (8/16/84)	5.74%
10 Years	3.07
5 Years	0.97
1 Year	2.04

Class C Shares
Inception (8/29/95)	4.21%
10 Years	2.90
5 Years	1.10
1 Year	4.86

Class Y Shares
Inception (1/31/11)	4.76%
10 Years	3.78
5 Years	2.12
1 Year	6.92

Class R6 Shares
10 Years	3.68%
5 Years	2.16
1 Year	6.86

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester AMT-Free New York Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® AMT-Free New York Municipal Fund. The Fund was subsequently renamed the Invesco Rochester® AMT-Free New York Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC)

for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5      Invesco Rochester® AMT-Free New York Municipal Fund

Supplemental Information

Invesco Rochester® AMT-Free New York Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond New York 5+ Year Investment Grade Index seeks to measure the performance of investment-grade, New York-issued US municipals with maturities equal to or greater than five years.
∎	The U.S. Consumer Price Index is a mea-sure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6      Invesco Rochester® AMT-Free New York Municipal Fund

Fund Information

Portfolio Composition
By credit sector	% of total investments
Revenue Bonds	94.78%
General Obligation Bonds	5.21
Pre-Refunded Bonds	0.01

Top Five Debt Holdings

		% of total net assets
1.	New York Liberty Development Corp. (Goldman Sachs Headquarters), Series 2005, Ref. RB	2.74%
2.	New York (City of), NY Municipal Water Finance Authority, Series 2021 AA-1, RB	2.62
3.	MTA Hudson Rail Yards Trust Obligations, Series 2016 A, RB	2.49
4.	New York (State of) Thruway Authority (Green Bonds) (Bidding Group 1), Series 2022 C, RB	2.15
5.	New York (State of) Utility Debt Securitization Authority, Series 2017, RB	2.02

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2024.

7      Invesco Rochester® AMT-Free New York Municipal Fund

Schedule of Investments

February 29, 2024

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–106.14%
New York–99.51%
Albany (County of), NY Industrial Development Agency (Sage Colleges); Series 1999 A, RB	5.30%	04/01/2029	$2,445	$2,193,121

Albany Capital Resource Corp. (Empire Commons Student Housing, Inc.);
Series 2016 A, Ref. RB	5.00%	05/01/2027	200	205,403

Series 2016 A, Ref. RB	5.00%	05/01/2032	200	205,303

Amherst Development Corp. (Daemen College); Series 2018, Ref. RB	5.00%	10/01/2024	570	570,833

Brookhaven Local Development Corp. (Jefferson’s Ferry);
Series 2016, Ref. RB	5.25%	11/01/2036	215	220,284

Series 2020 B, RB	4.00%	11/01/2055	1,250	1,029,981

Brooklyn Arena Local Development Corp. (Barclays Center); Series 2016 A, Ref. RB	5.00%	07/15/2042	4,000	4,049,745

Broome County Local Development Corp. (Good Shepherd Village at Endwell); Series 2021, Ref. RB	4.00%	07/01/2036	640	545,581

Buffalo & Erie County Industrial Land Development Corp. (Charter School for Applied Technology); Series 2017 A, Ref. RB	5.00%	06/01/2035	160	165,160

Buffalo & Erie County Industrial Land Development Corp. (Medaille College);
Series 2013, Ref. RB (Acquired 01/18/2013-02/13/2020; Cost $4,300,000)(a)(b)	5.25%	04/01/2035	4,300	2,064,000

Series 2018, Ref. RB (Acquired 08/16/2018; Cost $1,213,178)(a)(b)(c)	5.00%	10/01/2038	1,200	576,000

Build NYC Resource Corp. (Children’s Aid Society (The)); Series 2019, RB	4.00%	07/01/2044	450	438,166

Build NYC Resource Corp. (Consortium for Worker Education, Inc.); Series 2020, RB(c)	5.00%	12/01/2049	1,360	1,107,950

Build NYC Resource Corp. (Grand Concourse Academy Charter School); Series 2022 A, RB	5.00%	07/01/2052	150	150,877

Build NYC Resource Corp. (KIPP NYC Public School) (Social Bonds); Series 2023, RB	5.25%	07/01/2052	1,500	1,556,179

Build NYC Resource Corp. (Manhattan College);
Series 2017, Ref. RB	5.00%	08/01/2032	170	176,844

Series 2017, Ref. RB	5.00%	08/01/2036	290	299,039

Series 2017, Ref. RB	5.00%	08/01/2047	600	604,832

Build NYC Resource Corp. (New Dawn Charter Schools);
Series 2019, RB(c)	5.63%	02/01/2039	190	188,759

Series 2019, RB(c)	5.75%	02/01/2049	230	219,743

Build NYC Resource Corp. (New York Law School); Series 2016, Ref. RB	5.00%	07/01/2041	650	650,896

Build NYC Resource Corp. (Special Needs Facilities Pooled Program);
Series 2013 A-1, RB	5.38%	07/01/2028	1,490	1,390,300

Series 2013 A-1, RB	5.75%	07/01/2033	790	700,774

Build NYC Resource Corp. (Whin Music Community Charter School); Series 2022, RB(c)	6.50%	07/01/2052	3,100	3,116,432

Canandaigua & Bristol (Towns of), NY;
Series 2007, GO Bonds	5.00%	12/15/2027	25	25,074

Series 2007, GO Bonds	5.00%	12/15/2028	30	30,086

Series 2007, GO Bonds	5.00%	12/15/2029	30	30,080

Series 2007, GO Bonds	5.00%	12/15/2030	30	30,076

Series 2007, GO Bonds	5.00%	12/15/2031	35	35,079

Series 2007, GO Bonds	5.00%	12/15/2032	35	35,067

Series 2007, GO Bonds	5.00%	12/15/2033	35	35,033

Series 2007, GO Bonds	5.00%	12/15/2034	40	40,036

Series 2007, GO Bonds	5.00%	12/15/2035	40	40,031

Series 2007, GO Bonds	5.00%	12/15/2036	45	45,034

Series 2007, GO Bonds	5.00%	12/15/2037	45	45,017

Series 2007, GO Bonds	5.00%	12/15/2038	50	50,019

Series 2007, GO Bonds	5.00%	12/15/2039	50	50,019

Series 2007, GO Bonds	5.00%	12/15/2040	55	55,017

Series 2007, GO Bonds	5.00%	12/15/2041	55	55,012

Series 2007, GO Bonds	5.00%	12/15/2042	60	60,015

Cattaraugus (County of), NY (St. Bonaventure University);
Series 2014, RB	5.00%	05/01/2034	100	100,280

Series 2014, RB	5.00%	05/01/2039	100	100,181

Dutchess County Local Development Corp. (Health Quest Systems, Inc.);
Series 2016 B, RB	5.00%	07/01/2046	12,200	12,262,974

Series 2019 B, Ref. RB	4.00%	07/01/2044	120	111,651

Dutchess County Local Development Corp. (Marist College); Series 2022, RB	4.00%	07/01/2049	1,500	1,415,853

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8      Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New York–(continued)
Dutchess County Local Development Corp. (Nuvance Health); Series 2019 B, Ref. RB	4.00%	07/01/2049	$300	$270,367

Dutchess County Local Development Corp. (Social Bonds); Series 2023, RB (CEP - FNMA)	5.00%	10/01/2040	840	906,236

Dutchess County Local Development Corp. (Vassar College);
Series 2017, Ref. RB	5.00%	07/01/2034	160	169,783

Series 2017, Ref. RB	5.00%	07/01/2036	160	168,902

Series 2017, Ref. RB	5.00%	07/01/2037	235	247,214

Series 2017, Ref. RB	5.00%	07/01/2042	500	519,080

Erie Tobacco Asset Securitization Corp.;
Series 2005 A, RB	5.00%	06/01/2031	75	74,995

Series 2005 A, RB	5.00%	06/01/2038	5,000	4,939,459

Series 2005 D, RB(d)	0.00%	06/01/2055	74,000	5,937,982

Genesee County Funding Corp. (The) (Rochester Regional Health Obligated Group); Series 2022 A, Ref. RB	5.25%	12/01/2052	4,950	5,182,654

Glen Cove Local Economic Assistance Corp. (Garvies Point Public Improvement); Series 2016 B, RB(d)	0.00%	01/01/2045	17,535	4,949,247

Glen Cove Local Economic Assistance Corp. (Tiegerman School); Series 2018 A-2, RB (Acquired 06/26/2018; Cost $965,000)(b)(c)	5.50%	07/01/2044	965	872,725

Guilderland (Town of), NY Industrial Development Agency; Series 2017 A, RB(a)(c)	5.88%	01/01/2052	5,000	3,000,000

Hempstead Town Local Development Corp. (Evergreen Charter School); Series 2019, Ref. RB(c)	6.80%	12/01/2044	1,640	1,680,648

Hempstead Town Local Development Corp. (Molloy College);
Series 2014, RB	5.00%	07/01/2029	300	301,313

Series 2014, RB	5.00%	07/01/2034	300	300,980

Series 2014, RB	5.00%	07/01/2039	250	250,359

Series 2014, RB	5.00%	07/01/2044	200	200,168

Series 2017, Ref. RB	5.00%	07/01/2029	100	103,692

Series 2017, Ref. RB	5.00%	07/01/2030	80	82,912

Series 2017, Ref. RB	5.00%	07/01/2031	75	77,380

Series 2017, Ref. RB	5.00%	07/01/2032	135	139,032

Series 2017, Ref. RB	5.00%	07/01/2035	135	138,059

Series 2017, Ref. RB	5.00%	07/01/2036	110	111,978

Series 2017, Ref. RB	5.00%	07/01/2038	80	80,805

Huntington Local Development Corp.; Series 2016, RB(c)	6.50%	12/01/2046	2,110	1,604,601

Long Island (City of), NY Power Authority;
Series 2014 A, Ref. RB	5.00%	09/01/2039	1,185	1,190,859

Series 2014 A, Ref. RB	5.00%	09/01/2044	2,970	2,983,966

Series 2016 B, Ref. RB	5.00%	09/01/2036	1,250	1,306,201

Series 2016 B, Ref. RB	5.00%	09/01/2046	1,485	1,529,096

Series 2017, RB	5.00%	09/01/2042	4,000	4,187,340

Series 2021 A, Ref. RB	4.00%	09/01/2039	3,000	3,095,872

Long Island (City of), NY Power Authority (Green Bonds);
Series 2023 E, RB	5.00%	09/01/2048	1,000	1,114,121

Series 2023 E, RB	5.00%	09/01/2053	2,000	2,200,617

Metropolitan Transportation Authority;
Series 2014 B, RB	5.25%	11/15/2039	900	901,785

Series 2014 B, RB	5.00%	11/15/2044	2,000	2,001,558

Series 2016 B, Ref. RB	5.00%	11/15/2035	2,000	2,086,812

Series 2016 B, Ref. RB	5.00%	11/15/2037	7,000	7,267,144

Series 2016 C-1, RB	5.25%	11/15/2056	11,760	12,103,451

Metropolitan Transportation Authority (Bidding Group 2); Series 2022 A, RB	4.00%	11/15/2052	4,570	4,506,994

Metropolitan Transportation Authority (Green Bonds);
Series 2016 A-1, RB	5.25%	11/15/2056	5,715	5,840,845

Series 2017 A-1, RB	5.25%	11/15/2057	2,565	2,631,098

Series 2017 B-1, RB	5.25%	11/15/2057	10,000	10,456,816

Monroe County Industrial Development Corp. (Monroe Community College);
Series 2014, Ref. RB (INS - AGM)(e)	5.00%	01/15/2028	350	350,549

Series 2014, Ref. RB (INS - AGM)(e)	5.00%	01/15/2029	500	500,812

Series 2014, Ref. RB (INS - AGM)(e)	5.00%	01/15/2038	150	150,222

Monroe County Industrial Development Corp. (Rochester General Hospital (The));
Series 2013 A, Ref. RB	5.00%	12/01/2032	1,450	1,452,453

Series 2017, RB	5.00%	12/01/2036	1,400	1,438,344

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9      Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New York–(continued)
Monroe County Industrial Development Corp. (Rochester Regional Health); Series 2020, Ref. RB	4.00%	12/01/2046	$1,000	$900,227

Monroe County Industrial Development Corp. (St. Ann’s Community); Series 2019, Ref. RB	5.00%	01/01/2050	4,705	3,733,258

Monroe County Industrial Development Corp. (St. John Fisher College);
Series 2011, RB	5.63%	06/01/2026	95	95,147

Series 2011, RB	6.00%	06/01/2034	250	250,529

Series 2014 A, RB	5.00%	06/01/2029	100	100,398

Series 2014 A, RB	5.50%	06/01/2034	180	180,949

Series 2014 A, RB	5.00%	06/01/2044	285	285,684

Montgomery County Capital Resource Corp.;
Series 2020 A-1, RB	4.95%	07/01/2030	740	691,521

Series 2020 A-2, RB	5.40%	07/01/2050	5,625	4,362,630

Series 2020 B, RB	5.38%	07/01/2025	135	132,203

MTA Hudson Rail Yards Trust Obligations;
Series 2016 A, RB	5.00%	11/15/2051	1,000	999,947

Series 2016 A, RB	5.00%	11/15/2056	17,000	16,823,426

Nassau (County of), NY;
Series 2018 B, GO Bonds (INS - AGM)(e)	5.00%	07/01/2049	3,930	4,111,233

Series 2019 A, GO Bonds (INS - AGM)(e)	5.00%	04/01/2043	1,490	1,593,339

Nassau (County of), NY Industrial Development Agency; Series 2003 A-C, RB	7.00%	09/01/2028	760	739,392

Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside);
Series 2021, RB (Acquired 11/14/2014-10/16/2018; Cost $3,189,210)(a)(b)	5.00%	01/01/2058	3,133	938,084

Series 2021, Ref. RB (Acquired 09/07/2021; Cost $1,540,000)(a)(b)(c)	9.00%	01/01/2041	1,540	1,540,000

Nassau County Local Economic Assistance Corp. (Hispanic Counseling Center, Inc.); Series 2018 A-2, Ref. RB	5.20%	12/01/2037	290	222,474

Nassau County Tobacco Settlement Corp.;
Series 2006 A-2, RB	5.25%	06/01/2026	2,677	2,669,646

Series 2006 D, RB(d)	0.00%	06/01/2060	60,000	3,899,808

New Rochelle (City of), NY (70 Nardozzi/City DPW); Series 2018 A-2, RB	5.13%	08/01/2050	3,095	2,174,053

New Rochelle (City of), NY (Iona College);
Series 2015 A, Ref. RB	5.00%	07/01/2032	350	354,231

Series 2015 A, Ref. RB	5.00%	07/01/2033	565	571,691

Series 2015 A, Ref. RB	5.00%	07/01/2034	450	455,103

Series 2015 A, Ref. RB	5.00%	07/01/2040	200	200,982

Series 2015 A, Ref. RB	5.00%	07/01/2045	225	225,511

New York (City of), NY;
Series 1997 C, GO Bonds	5.50%	11/15/2037	15	15,025

Series 2020 D-1, GO Bonds	5.00%	03/01/2038	1,400	1,546,850

Series 2020 D-1, GO Bonds	4.00%	03/01/2042	2,600	2,623,245

Series 2020 D-1, GO Bonds	4.00%	03/01/2050	2,000	1,956,666

Series 2021 A-1, GO Bonds	5.00%	08/01/2047	5,140	5,524,564

Series 2021 A-1, GO Bonds	4.00%	08/01/2050	10,850	10,612,523

Series 2021 F-1, GO Bonds	3.00%	03/01/2041	1,585	1,372,911

Subseries 2022 D-1, GO Bonds	5.25%	05/01/2043	3,225	3,613,605

New York (City of), NY Industrial Development Agency (Comprehensive Care Management);
Series 2005 C-2, RB	6.00%	05/01/2026	75	69,983

Series 2005 E-2, RB	6.13%	11/01/2035	235	175,341

New York (City of), NY Industrial Development Agency (The Child School); Series 2003, RB	7.55%	06/01/2033	3,115	3,130,204

New York (City of), NY Industrial Development Agency (Yankee Stadium);
Series 2020, Ref. RB	4.00%	03/01/2045	1,300	1,245,476

Series 2020, Ref. RB (INS - AGM)(e)	4.00%	03/01/2045	800	783,795

New York (City of), NY Municipal Water Finance Authority;
Series 2019 CC-1, RB	4.00%	06/15/2049	1,050	1,027,064

Series 2020, Ref. RB	5.00%	06/15/2050	1,500	1,609,697

Series 2021 AA-1, RB(f)	4.00%	06/15/2050	18,090	17,732,988

Series 2021 CC-1, RB(f)	4.00%	06/15/2051	11,000	10,757,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10      Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New York–(continued)
New York (City of), NY Transitional Finance Authority;
Series 2015 S, RB	5.00%	07/15/2034	$1,395	$1,414,346

Series 2017 B-1, RB	5.00%	08/01/2045	1,000	1,042,033

Series 2017 C, Ref. RB	5.00%	11/01/2030	920	982,051

Series 2017 C, Ref. RB	5.00%	11/01/2032	1,470	1,564,663

Series 2018 C-3, RB	4.00%	05/01/2045	4,000	3,942,013

Series 2019 B-1, RB	4.00%	11/01/2042	6,000	6,035,584

Series 2020 C-1, RB	4.00%	05/01/2036	300	316,008

Series 2020, RB	4.00%	05/01/2044	10,000	9,924,187

Series 2021 B-1, RB	4.00%	08/01/2048	4,120	4,007,767

Subseries 2014 B-1, RB	5.00%	11/01/2040	1,000	1,001,450

Subseries 2019 S1B, RB	4.00%	07/15/2041	3,335	3,342,764

New York (City of), NY Trust for Cultural Resources (Juilliard School (The));
Series 2018 A, Ref. RB	5.00%	01/01/2033	290	321,889

Series 2018 A, Ref. RB	5.00%	01/01/2037	400	438,785

Series 2018 A, Ref. RB	5.00%	01/01/2038	300	326,173

Series 2018 A, Ref. RB	4.00%	01/01/2039	1,100	1,116,077

New York (State of) Dormitory Authority;
Series 2016 A, Ref. RB	5.00%	07/01/2036	1,000	1,039,582

Series 2018 A, RB	5.00%	07/01/2048	1,110	1,170,940

Series 2020 A, Ref. RB	4.00%	03/15/2046	935	921,278

Series 2020 D, Ref. RB	4.00%	02/15/2047	4,015	3,939,171

Series 2022 A, Ref. RB	4.00%	03/15/2040	880	896,177

New York (State of) Dormitory Authority (Alliance Long Island AGYS, Inc.);
Series 2015 A-2, Ref. RB(c)	5.35%	12/01/2035	5,985	4,718,391

Series 2015 B-1, Ref. RB(c)	6.18%	12/01/2031	1,535	1,379,423

New York (State of) Dormitory Authority (Catholic Health System Obligated Group);
Series 2012 A, RB	4.75%	07/01/2039	1,250	1,037,496

Series 2012 B, RB	5.00%	07/01/2032	115	102,803

Series 2012 B, RB	4.75%	07/01/2039	300	248,999

New York (State of) Dormitory Authority (Fashion Institute of Technology Student Housing Corp.);
Series 2007, RB (INS - NATL)(e)	5.25%	07/01/2027	6,425	6,619,836

Series 2007, RB (INS - NATL)(e)	5.25%	07/01/2028	3,765	3,906,426

New York (State of) Dormitory Authority (Fordham University);
Series 2014, RB	5.00%	07/01/2030	100	100,608

Series 2016 A, Ref. RB	5.00%	07/01/2041	765	788,162

Series 2020, RB	4.00%	07/01/2046	10,800	10,509,205

Series 2020, RB	4.00%	07/01/2050	2,000	1,919,817

New York (State of) Dormitory Authority (Montefiore Obligated Group);
Series 2018 A, Ref. RB	5.00%	08/01/2035	480	497,691

Series 2020 A, Ref. RB	4.00%	09/01/2050	1,200	1,054,171

New York (State of) Dormitory Authority (New School (The));
Series 2015 A, Ref. RB(g)(h)	5.00%	07/01/2025	30	30,752

Series 2015 A, Ref. RB	5.00%	07/01/2040	370	374,622

Series 2016 A, Ref. RB	5.00%	07/01/2035	1,855	1,923,731

Series 2016 A, Ref. RB	5.00%	07/01/2036	1,915	1,980,714

Series 2016 A, Ref. RB	5.00%	07/01/2037	1,265	1,304,857

Series 2016 A, Ref. RB	5.00%	07/01/2041	595	608,031

Series 2016 A, Ref. RB	5.00%	07/01/2046	6,650	6,749,830

Series 2022 A, Ref. RB	4.00%	07/01/2052	1,375	1,258,260

New York (State of) Dormitory Authority (New York University);
Series 2016 A, RB	5.00%	07/01/2039	4,625	4,789,814

Series 2021 A, Ref. RB	3.00%	07/01/2041	1,215	1,055,875

Series 2021 A, Ref. RB	5.00%	07/01/2051	1,140	1,214,209

New York (State of) Dormitory Authority (NYU Hospitals Center); Series 2014, Ref. RB	5.00%	07/01/2028	645	647,946

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11      Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New York–(continued)
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2017, Ref. RB(c)	5.00%	12/01/2029	$600	$588,071

Series 2017, Ref. RB(c)	5.00%	12/01/2030	400	389,816

Series 2017, Ref. RB(c)	5.00%	12/01/2032	300	288,411

Series 2017, Ref. RB(c)	5.00%	12/01/2033	300	286,103

Series 2017, Ref. RB(c)	5.00%	12/01/2035	300	279,112

Series 2017, Ref. RB(c)	5.00%	12/01/2036	200	182,442

Series 2017, Ref. RB(c)	5.00%	12/01/2037	200	178,652

New York (State of) Dormitory Authority (Ozanam Hall of Queens Nursing Home, Inc.); Series 2006, RB (LOC - Allied Irish Banks PLC)(i)	5.00%	11/01/2026	200	200,000

New York (State of) Dormitory Authority (Pratt Institute); Series 2016, Ref. RB	5.00%	07/01/2046	500	509,227

New York (State of) Dormitory Authority (St. John’s University); Series 2015 A, Ref. RB	5.00%	07/01/2034	100	102,163

New York (State of) Dormitory Authority (United Cerebral Palsy Association);
Series 2017 A, RB(c)	5.50%	12/01/2047	3,030	2,108,086

Series 2017 A-2, RB(c)	5.38%	09/01/2050	4,800	3,612,239

Series 2017 A-2, Ref. RB (Acquired 10/25/2017; Cost $1,425,000)(b)(c)	5.38%	10/01/2042	1,425	1,089,741

New York (State of) Dormitory Authority (Wagner College); Series 2022, Ref. RB	5.00%	07/01/2047	3,620	3,624,653

New York (State of) Housing Finance Agency; Series 2023 E-1, RB	4.88%	11/01/2053	2,000	2,062,326

New York (State of) Mortgage Agency (Social Bonds);
Series 2023 252, RB	4.45%	10/01/2043	150	151,045

Series 2023 252, RB	4.55%	10/01/2048	250	251,201

Series 2023 252, RB	4.65%	10/01/2053	225	225,543

Series 2023-255, RB	5.00%	10/01/2053	3,000	3,093,766

New York (State of) Power Authority (Green Bonds);
Series 2020 A, Ref. RB	4.00%	11/15/2045	5,850	5,799,734

Series 2020 A, Ref. RB	4.00%	11/15/2060	7,050	6,742,684

New York (State of) Power Authority (Green Transmission) (Green Bonds);
Series 2022, RB (INS - AGM)(e)	4.00%	11/15/2047	2,650	2,623,994

Series 2023, RB (INS - AGM)(e)	5.13%	11/15/2058	5,500	6,083,914

New York (State of) Thruway Authority;
Series 2018 L, Ref. RB	5.00%	01/01/2033	190	205,495

Series 2018 L, Ref. RB	5.00%	01/01/2034	340	367,337

Series 2018 L, Ref. RB	5.00%	01/01/2035	385	415,335

Series 2019 B, RB	4.00%	01/01/2045	3,900	3,846,930

Series 2019 B, RB	4.00%	01/01/2050	10,000	9,637,045

New York (State of) Thruway Authority (Bidding Group 1) (Green Bonds); Series 2022 C, RB	5.00%	03/15/2055	4,000	4,300,151

New York (State of) Thruway Authority (Bidding Group 5); Series 2021 A-1, Ref. RB	4.00%	03/15/2059	5,715	5,411,140

New York (State of) Thruway Authority (Green Bonds) (Bidding Group 1);
Series 2022 C, RB	5.00%	03/15/2053	2,000	2,156,048

Series 2022 C, RB(f)	5.00%	03/15/2053	13,500	14,553,324

New York (State of) Thruway Authority (Group 1); Series 2021 O, Ref. RB	4.00%	01/01/2049	3,025	2,944,415

New York (State of) Thruway Authority (Group 2); Series 2020 N, RB	4.00%	01/01/2045	3,280	3,230,845

New York (State of) Utility Debt Securitization Authority;
Series 2015, Ref. RB	5.00%	12/15/2037	9,000	9,287,986

Series 2017, RB	5.00%	12/15/2041	12,800	13,629,583

New York (State of) Utility Debt Securitization Authority (Green Bonds);
Series 2022, Ref. RB	5.00%	12/15/2049	1,000	1,092,828

Series 2022, Ref. RB	5.00%	09/15/2052	750	814,857

New York City Housing Development Corp.; Series 1999 E, RB	6.25%	05/01/2036	5	5,011

New York City Housing Development Corp. (Sustainable Development Bonds); Series 2023, RB	4.80%	02/01/2053	3,240	3,318,372

New York Counties Tobacco Trust I; Series 2000 A, RB	6.50%	06/01/2035	365	365,287

New York Counties Tobacco Trust II;
Series 2001, RB	5.63%	06/01/2035	255	259,785

Series 2001, RB	5.75%	06/01/2043	15	15,282

New York Counties Tobacco Trust IV;
Series 2005 A, RB	5.00%	06/01/2038	835	830,731

Series 2010 A, RB(c)	6.25%	06/01/2041	2,175	2,175,515

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12      Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New York–(continued)
New York Counties Tobacco Trust V;
Series 2005 S-3, RB(d)	0.00%	06/01/2055	$84,200	$7,349,052

Series 2005 S4B, RB(c)(d)	0.00%	06/01/2060	155,400	7,607,421

New York Counties Tobacco Trust VI;
Series 2016 A, Ref. RB	5.63%	06/01/2035	8,670	8,911,550

Series 2016 A, Ref. RB	6.00%	06/01/2043	2,030	2,090,288

Series 2016 A-1, Ref. RB	5.75%	06/01/2043	2,085	2,148,713

Series 2016 A-2, Ref. RB	5.00%	06/01/2051	1,125	1,062,621

New York Liberty Development Corp. (Goldman Sachs Headquarters);
Series 2005, Ref. RB	5.25%	10/01/2035	15,580	18,513,326

Series 2007, RB	5.50%	10/01/2037	5,025	6,077,576

New York Liberty Development Corp. (Green Bonds);
Series 2021 A, Ref. RB	2.75%	11/15/2041	3,845	3,069,425

Series 2021 A, Ref. RB	2.88%	11/15/2046	6,155	4,664,450

New York Transportation Development Corp. (Terminal 4 JFK International Airport); Series 2020, Ref. RB	5.00%	12/01/2038	1,500	1,596,713

Niagara Area Development Corp. (Catholic Health System, Inc.); Series 2022, RB	5.00%	07/01/2052	450	362,094

Oneida County Local Development Corp. (Mohawk Valley Health System);
Series 2019, Ref. RB (INS - AGM)(e)	4.00%	12/01/2038	180	178,959

Series 2019, Ref. RB (INS - AGM)(e)	4.00%	12/01/2049	580	539,474

Onondaga (County of), NY Trust for Cultural Resources (Abby Lane Housing Corp.);
Series 2017, Ref. RB	5.00%	05/01/2033	280	285,660

Series 2017, Ref. RB	5.00%	05/01/2034	200	203,658

Series 2017, Ref. RB	5.00%	05/01/2037	250	253,958

Series 2017, Ref. RB	5.00%	05/01/2040	150	151,829

Onondaga (County of), NY Trust for Cultural Resources (Syracuse University);
Series 2019, Ref. RB	4.00%	12/01/2047	1,150	1,144,075

Series 2019, Ref. RB	4.00%	12/01/2049	1,500	1,474,487

Onondaga Civic Development Corp.;
Series 2015, Ref. RB	5.00%	10/01/2030	1,060	1,021,422

Series 2015, Ref. RB	5.00%	10/01/2040	2,345	2,016,764

Orange County Funding Corp.; Series 2013, RB	6.50%	01/01/2046	705	568,924

Rockland Tobacco Asset Securitization Corp.;
Series 2001, RB	5.63%	08/15/2035	475	480,998

Series 2001, RB	5.75%	08/15/2043	3,160	3,202,162

St. Johns (County of), FL Industrial Development Authority (St. Lawrence University);
Series 2022, Ref. RB	5.25%	07/01/2039	400	451,232

Series 2022, Ref. RB	5.25%	07/01/2040	265	297,180

Suffolk County Economic Development Corp.; Series 2010 A, RB	7.38%	12/01/2040	250	221,627

Suffolk Tobacco Asset Securitization Corp.; Series 2021, Ref. RB	4.00%	06/01/2050	1,000	1,011,752

Sullivan (County of), NY (Adelaar Infratructure);
Series 2016 A-2, RB(c)	5.35%	11/01/2049	8,210	7,628,986

Series 2016 B-2, RB(c)	5.35%	11/01/2049	1,175	1,091,846

Series 2016 C-2, RB(c)	5.35%	11/01/2049	1,160	1,077,908

Series 2016 D-2, RB(c)	5.35%	11/01/2049	760	706,215

Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.);
Series 2013 A, RB(a)	5.00%	07/01/2032	330	115,500

Series 2013 A, RB(a)	5.00%	07/01/2038	2,785	974,750

Triborough Bridge & Tunnel Authority;
Series 2016 A, Ref. RB	5.00%	11/15/2046	1,260	1,283,778

Series 2017 A, RB	5.00%	11/15/2038	300	316,193

Series 2017 B, Ref. RB	5.00%	11/15/2032	875	931,445

Series 2017 B, Ref. RB	5.00%	11/15/2033	900	957,773

Series 2017 B, Ref. RB	5.00%	11/15/2034	575	611,764

Series 2017 B, Ref. RB	5.00%	11/15/2038	1,900	2,002,556

Series 2021 A-1, Ref. RB	4.00%	05/15/2046	1,950	1,910,484

Series 2024 A-1, RB	5.25%	05/15/2059	5,000	5,512,301

Triborough Bridge & Tunnel Authority (Green Bonds); Series 2022 D-2, RB	5.25%	05/15/2047	9,625	10,748,110

Triborough Bridge & Tunnel Authority (MTA Brdiges & Tunnels) (Green Bonds); Subseries 2022 D-2, RB	5.50%	05/15/2052	800	902,392

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13      Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New York–(continued)
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels);
Series 2019 A, RB	5.00%	11/15/2049	$2,200	$2,313,922

Series 2020 A, RB	5.00%	11/15/2054	2,900	3,088,928

Series 2021 A, RB	5.00%	11/15/2056	5,700	6,088,054

Series 2021 A, RB(f)	5.00%	11/15/2056	12,500	13,351,000

Series 2022 A, Ref. RB	4.00%	05/15/2051	3,735	3,612,177

Series 2022, RB(f)	5.25%	05/15/2057	10,000	10,913,920

Series 2023 A, RB	4.25%	05/15/2058	10,000	10,003,360

TSASC, Inc.;
Series 2016 B, Ref. RB	5.00%	06/01/2045	8,000	7,333,005

Series 2017 A, Ref. RB	5.00%	06/01/2030	3,275	3,417,562

Series 2017 A, Ref. RB	5.00%	06/01/2034	5,000	5,199,670

Series 2017 A, Ref. RB	5.00%	06/01/2035	3,000	3,111,724

Series 2017 A, Ref. RB	5.00%	06/01/2036	3,000	3,099,469

Westchester County Healthcare Corp.;
Series 2010 B, RB	6.13%	11/01/2037	325	325,866

Series 2014 A, RB	5.00%	11/01/2044	2,189	2,181,195

Westchester County Local Development Corp. (Kendal on Hudson); Series 2022, Ref. RB	4.25%	01/01/2045	835	768,703

Westchester County Local Development Corp. (Purchase Senior Learning Community Inc); Series 2021, Ref. RB(c)	5.00%	07/01/2046	660	634,213

Westchester County Local Development Corp. (Purchase Senior Learning Community Inc.); Series 2021, Ref. RB(c)	4.50%	07/01/2056	1,200	1,027,494

Westchester County Local Development Corp. (Wartburg Senior Housing); Series 2015 A, Ref. RB(c)	5.00%	06/01/2030	500	463,906

Westchester County Local Development Corp. (Westchester Medical Center Obligated Group);
Series 2016, Ref. RB	5.00%	11/01/2029	1,000	1,005,657

Series 2016, Ref. RB	5.00%	11/01/2032	1,500	1,504,345

Series 2023, RB (INS - AGM)(e)	5.75%	11/01/2048	1,750	2,046,054

Westchester Tobacco Asset Securitization Corp.; Series 2016 C, Ref. RB	5.00%	06/01/2045	7,300	7,299,757

Western Regional Off-Track Betting Corp.; Series 2021, Ref. RB(c)	4.13%	12/01/2041	715	557,294

Yonkers Economic Development Corp. (Charter School Education Excellence);
Series 2019 A, RB	5.00%	10/15/2039	420	424,069

Series 2019 A, RB	5.00%	10/15/2049	640	624,746

				672,760,078

Puerto Rico–6.63%
Children’s Trust Fund;
Series 2002, RB	5.50%	05/15/2039	2,980	2,988,424

Series 2002, RB	5.63%	05/15/2043	9,700	9,813,091

Series 2005 A, RB(d)	0.00%	05/15/2050	6,300	1,185,181

Corp. Para El Financiamiento Publico de Puerto Rico; Series 2011, RB(j)	5.50%	08/01/2031	4,055	0

GDB Debt Recovery Authority of Puerto Rico; Series 2023, RB	7.50%	08/20/2040	140	133,523

PRIFA Custodial Trust;
Series 2005 A, RB	0.00%	03/15/2049	623	362,277

Series 2022, RB	0.00%	03/15/2049	3,658	1,561,824

Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(d)	0.00%	07/01/2024	60	59,175

Series 2021 A, GO Bonds(d)	0.00%	07/01/2033	473	305,074

Series 2021 A-1, GO Bonds	5.38%	07/01/2025	410	415,895

Series 2021 A-1, GO Bonds	5.63%	07/01/2027	406	428,821

Series 2021 A-1, GO Bonds	5.63%	07/01/2029	399	433,136

Series 2021 A-1, GO Bonds	5.75%	07/01/2031	388	433,177

Series 2021 A-1, GO Bonds	4.00%	07/01/2033	768	754,268

Series 2021 A-1, GO Bonds	4.00%	07/01/2035	331	320,899

Series 2021 A-1, GO Bonds	4.00%	07/01/2037	284	270,996

Series 2021 A-1, GO Bonds	4.00%	07/01/2041	386	358,325

Subseries 2022, RN	0.00%	11/01/2043	1,899	1,113,436

Subseries 2022, RN	0.00%	11/01/2051	4,278	2,545,261

Subseries 2022, RN	0.00%	11/01/2051	268	61,874

Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2008 A, RB	6.13%	07/01/2024	1,604	1,614,296

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14      Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Puerto Rico–(continued)
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2005 RR, RB (INS - SGI)(e)	5.00%	07/01/2027	$1,000	$994,953

Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (University of the Sacred Heart Project);
Series 2012, Ref. RB	5.00%	10/01/2031	90	90,130

Series 2012, Ref. RB	5.00%	10/01/2042	150	150,313

Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB	4.50%	07/01/2034	475	478,072

Series 2018 A-1, RB	4.55%	07/01/2040	199	200,543

Series 2018 A-1, RB(d)	0.00%	07/01/2046	9,897	3,222,131

Series 2018 A-1, RB	4.75%	07/01/2053	1,455	1,455,832

Series 2018 A-1, RB	5.00%	07/01/2058	6,182	6,228,353

Series 2019 A-2, RB	4.54%	07/01/2053	71	68,779

Series 2019 A-2, RB	4.78%	07/01/2058	953	950,620

Series 2019 A-2B, RB	4.55%	07/01/2040	1,898	1,912,714

University of Puerto Rico;
Series 2006 Q, RB	5.00%	06/01/2025	1,000	992,496

Series 2006 Q, RB	5.00%	06/01/2030	3,000	2,910,580

				44,814,469

TOTAL INVESTMENTS IN SECURITIES(k)-106.14% (Cost $740,186,480)				717,574,547

FLOATING RATE NOTE OBLIGATIONS-(6.69)%
Notes with interest and fee rates ranging from 3.85% to 3.87% at 02/29/2024 andcontractual maturities of collateral ranging from 06/15/2050 to 05/15/2057 (See Note 1J)(l)				(45,220,000)

BORROWINGS-(0.55)%				(3,700,000)

OTHER ASSETS LESS LIABILITIES-1.10%				7,398,588

NET ASSETS-100.00%				$676,053,135

Investment Abbreviations:

AGM	– Assured Guaranty Municipal Corp.
CEP	– Credit Enhancement Provider
FNMA	– Federal National Mortgage Association
GO	– General Obligation
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SGI	– Syncora Guarantee, Inc.

Notes to Schedule of Investments:

(a)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2024 was $9,208,334, which represented 1.36% of the Fund’s Net Assets.

(b)	Restricted security. The aggregate value of these securities at February 29, 2024 was $7,080,550, which represented 1.05% of the Fund’s Net Assets.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $51,978,143, which represented 7.69% of the Fund’s Net Assets.

(d)	Zero coupon bond issued at a discount.
(e)	Principal and/or interest payments are secured by the bond insurance company listed.
(f)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(g)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(h)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(i)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(j)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(k)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

(l)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2024. At February 29, 2024, the Fund’s investments with a value of $67,308,232 are held by TOB Trusts and serve as collateral for the $45,220,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15      Invesco Rochester® AMT-Free New York Municipal Fund

Statement of Assets and Liabilities

February 29, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $740,186,480)	$717,574,547

Cash	153,605

Receivable for:
Investments sold	415,000

Fund shares sold	31,664

Interest	8,141,123

Investment for trustee deferred compensation and retirement plans	74,638

Other assets	234,178

Total assets	726,624,755

Liabilities:
Floating rate note obligations	45,220,000

Payable for:
Borrowings	3,700,000

Dividends	993,239

Fund shares reacquired	240,042

Accrued fees to affiliates	190,632

Accrued interest expense	43,671

Accrued trustees’ and officers’ fees and benefits	35,959

Accrued other operating expenses	73,439

Trustee deferred compensation and retirement plans	74,638

Total liabilities	50,571,620

Net assets applicable to shares outstanding	$676,053,135

Net assets consist of:
Shares of beneficial interest	$854,883,855

Distributable earnings (loss)	(178,830,720)

$676,053,135

Net Assets:
Class A	$569,319,581

Class C	$11,301,449

Class Y	$95,187,988

Class R6	$244,117

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	53,593,793

Class C	1,063,460

Class Y	8,949,390

Class R6	22,965

Class A:
Net asset value per share	$10.62

Maximum offering price per share (Net asset value of $10.62 ÷ 95.75%)	$11.09

Class C:
Net asset value and offering price per share	$10.63

Class Y:
Net asset value and offering price per share	$10.64

Class R6:
Net asset value and offering price per share	$10.63

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16      Invesco Rochester® AMT-Free New York Municipal Fund

Statement of Operations

For the year ended February 29, 2024

Investment income:
Interest	$33,089,974

Expenses:
Advisory fees	3,423,227

Administrative services fees	96,160

Custodian fees	9,080

Distribution fees:
Class A	1,349,245

Class C	131,793

Interest, facilities and maintenance fees	3,333,292

Transfer agent fees – A, C and Y	356,862

Transfer agent fees – R6	29

Trustees’ and officers’ fees and benefits	29,816

Registration and filing fees	61,335

Reports to shareholders	35,770

Professional services fees	91,844

Other	14,437

Total expenses	8,932,890

Less: Expense offset arrangement(s)	(4,998)

Net expenses	8,927,892

Net investment income	24,162,082

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities	(12,570,792)

Change in net unrealized appreciation of unaffiliated investment securities	31,436,557

Net realized and unrealized gain	18,865,765

Net increase in net assets resulting from operations	$43,027,847

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17      Invesco Rochester® AMT-Free New York Municipal Fund

Statement of Changes in Net Assets

For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:
Net investment income	$24,162,082	$24,267,153

Net realized gain (loss)	(12,570,792)	(43,837,108)

Change in net unrealized appreciation (depreciation)	31,436,557	(51,028,501)

Net increase (decrease) in net assets resulting from operations	43,027,847	(70,598,456)

Distributions to shareholders from distributable earnings:
Class A	(22,730,596)	(20,752,114)

Class C	(422,265)	(458,904)

Class Y	(3,680,782)	(3,187,048)

Class R6	(9,085)	(331)

Total distributions from distributable earnings	(26,842,728)	(24,398,397)

Share transactions–net:
Class A	(21,547,117)	(69,508,036)

Class C	(4,438,126)	(3,865,628)

Class Y	8,950,862	(3,797,344)

Class R6	231,789	—

Net increase (decrease) in net assets resulting from share transactions	(16,802,592)	(77,171,008)

Net increase (decrease) in net assets	(617,473)	(172,167,861)

Net assets:
Beginning of year	676,670,608	848,838,469

End of year	$676,053,135	$676,670,608

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18      Invesco Rochester® AMT-Free New York Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/29/24	$10.37	$0.37	$0.29	$0.66	$(0.41)	$10.62	6.57	%(d)	$569,320	1.35	%(d)	1.35	%(d)	0.85	%(d)	3.58	%(d)	24%
Year ended 02/28/23	11.71	0.35	(1.33)	(0.98)	(0.36)	10.37	(8.39	)(d)	577,077	1.06	(d)	1.06	(d)	0.84	(d)	3.34	(d)	44
Year ended 02/28/22	11.94	0.30	(0.19)	0.11	(0.34)	11.71	0.86	(d)	727,823	0.88	(d)	0.88	(d)	0.81	(d)	2.48	(d)	10
Year ended 02/28/21	12.41	0.34	(0.45)	(0.11)	(0.36)	11.94	(0.81	)(d)	767,102	0.95	(d)	0.97	(d)	0.83	(d)	2.89	(d)	15
Five months ended 02/29/20	12.03	0.15	0.38	0.53	(0.15)	12.41	4.43		827,596	1.02	(e)	1.02	(e)	0.83	(e)	2.98	(e)	11
Year ended 09/30/19	11.26	0.45	0.67	1.12	(0.35)	12.03	10.11		807,767	1.17		1.17		0.85		3.86		15
Class C
Year ended 02/29/24	10.38	0.29	0.30	0.59	(0.34)	10.63	5.76		11,301	2.11		2.11		1.61		2.82		24
Year ended 02/28/23	11.72	0.27	(1.34)	(1.07)	(0.27)	10.38	(9.08)		15,520	1.82		1.82		1.60		2.58		44
Year ended 02/28/22	11.95	0.21	(0.19)	0.02	(0.25)	11.72	0.09		21,840	1.64		1.64		1.57		1.72		10
Year ended 02/28/21	12.42	0.25	(0.45)	(0.20)	(0.27)	11.95	(1.54)		26,100	1.71		1.74		1.59		2.13		15
Five months ended 02/29/20	12.04	0.11	0.38	0.49	(0.11)	12.42	4.09		50,011	1.78	(e)	1.78	(e)	1.59	(e)	2.22	(e)	11
Year ended 09/30/19	11.26	0.36	0.68	1.04	(0.26)	12.04	9.36		51,593	1.94		1.94		1.62		3.09		15
Class Y
Year ended 02/29/24	10.38	0.40	0.30	0.70	(0.44)	10.64	6.92		95,188	1.11		1.11		0.61		3.82		24
Year ended 02/28/23	11.73	0.38	(1.35)	(0.97)	(0.38)	10.38	(8.23)		84,065	0.82		0.82		0.60		3.58		44
Year ended 02/28/22	11.96	0.33	(0.19)	0.14	(0.37)	11.73	1.10		99,166	0.64		0.64		0.57		2.72		10
Year ended 02/28/21	12.43	0.37	(0.45)	(0.08)	(0.39)	11.96	(0.57)		86,177	0.71		0.73		0.59		3.13		15
Five months ended 02/29/20	12.05	0.16	0.38	0.54	(0.16)	12.43	4.52		83,905	0.78	(e)	0.78	(e)	0.59	(e)	3.22	(e)	11
Year ended 09/30/19	11.27	0.47	0.68	1.15	(0.37)	12.05	10.45		72,698	0.93		0.93		0.61		4.09		15
Class R6
Year ended 02/29/24	10.38	0.40	0.29	0.69	(0.44)	10.63	6.86		244	1.07		1.07		0.57		3.85		24
Year ended 02/28/23	11.72	0.39	(1.34)	(0.95)	(0.39)	10.38	(8.09)		9	0.76		0.76		0.54		3.64		44
Year ended 02/28/22	11.96	0.33	(0.20)	0.13	(0.37)	11.72	1.05		10	0.62		0.62		0.56		2.74		10
Year ended 02/28/21	12.41	0.38	(0.43)	(0.05)	(0.40)	11.96	(0.31)		10	0.62		0.72		0.49		3.22		15
Five months ended 02/29/20	12.03	0.17	0.38	0.55	(0.17)	12.41	4.56		74	0.68	(e)	0.78	(e)	0.59	(e)	3.32	(e)	11
Period ended 09/30/19(f)	11.78	0.18	0.20	0.38	(0.13)	12.03	3.25		10	0.81	(e)	0.87	(e)	0.55	(e)	4.20	(e)	15

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% the years ended February 29, 2024, February 28, 2023, February 28, 2022 and February 28, 2021.

(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19      Invesco Rochester® AMT-Free New York Municipal Fund

Notes to Financial Statements

February 29, 2024

NOTE 1–Significant Accounting Policies

Invesco Rochester® AMT-Free New York Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are

20      Invesco Rochester® AMT-Free New York Municipal Fund

generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB

21      Invesco Rochester® AMT-Free New York Municipal Fund

Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Other Risks - The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

There is a possibility that the credit rating of a municipal security may be downgraded after purchase, which may occur quickly and without advanced warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $200 million	0.600%

Next $100 million	0.550%

Next $200 million	0.500%

Next $250 million	0.450%

Next $250 million	0.400%

Next $4 billion	0.350%

Over $5 billion	0.330%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 29, 2024, the effective advisory fee rate incurred by the Fund was 0.51%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to

22      Invesco Rochester® AMT-Free New York Municipal Fund

intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2024, IDI advised the Fund that IDI retained $13,866 in front-end sales commissions from the sale of Class A shares and $3,150 and $63 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities
Municipal Obligations	$–	$717,574,547	$0	$717,574,547

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 29, 2024, the Fund engaged in securities purchases of $733,793.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,998.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

Effective February 22, 2024, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.0 billion, collectively by certain Invesco Funds, and which will expire on February 20, 2025. Prior to February 22, 2024, the revolving credit and security agreement permitted borrowings up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

23      Invesco Rochester® AMT-Free New York Municipal Fund

During the year ended February 29, 2024, the Fund’s average daily balance of borrowing under the revolving credit and security agreement was $6,822,951 with an average interest rate of 5.47%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 29, 2024 were $46,065,385 and 5.48%, respectively.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:

	2024	2023
Ordinary income*	$81,818	$1,817,581
Ordinary income-tax-exempt	26,760,910	22,580,816
Total distributions	$26,842,728	$24,398,397

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2024

Undistributed tax-exempt income	$14,810,963

Net unrealized appreciation (depreciation) – investments	(23,830,709)

Temporary book/tax differences	(106,074)

Capital loss carryforward	(169,704,900)

Shares of beneficial interest	854,883,855

Total net assets	$676,053,135

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities, defaulted bonds and inverse floaters.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$41,538,462	$128,166,438	$169,704,900

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $173,558,400 and $189,758,503, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$15,459,123

Aggregate unrealized (depreciation) of investments	(39,289,832)

Net unrealized appreciation (depreciation) of investments	$(23,830,709)

Cost of investments for tax purposes is $741,405,256.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts, dirt bonds and grantor trusts, on February 29, 2024, undistributed net investment income was increased by $381,367, undistributed net realized gain (loss) was decreased by $493,255 and shares of beneficial interest was increased by $111,888. This reclassification had no effect on the net assets of the Fund.

24      Invesco Rochester® AMT-Free New York Municipal Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended February 29, 2024(a)		Year ended February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	4,424,526	$45,692,650	4,655,618	$48,234,018

Class C	117,466	1,216,559	201,702	2,106,982

Class Y	3,422,909	35,267,822	6,010,382	62,692,575

Class R6	22,225	232,891	-	-

Issued as reinvestment of dividends:
Class A	1,252,587	13,025,311	1,153,817	12,121,541

Class C	27,747	288,907	30,824	324,031

Class Y	170,720	1,776,559	162,968	1,718,946

Class R6	193	1,996	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	322,566	3,295,490	242,260	2,540,646

Class C	(322,355)	(3,295,490)	(242,179)	(2,540,646)

Reacquired:
Class A	(8,051,497)	(83,560,568)	(12,542,723)	(132,404,241)

Class C	(255,263)	(2,648,102)	(358,336)	(3,755,995)

Class Y	(2,739,726)	(28,093,519)	(6,532,031)	(68,208,865)

Class R6	(302)	(3,098)	-	-

Net increase (decrease) in share activity	(1,608,204)	$(16,802,592)	(7,217,698)	$(77,171,008)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 49% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

25      Invesco Rochester® AMT-Free New York Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Rochester® AMT-Free New York Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Rochester® AMT-Free New York Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

26      Invesco Rochester® AMT-Free New York Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/23)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/29/24)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/24)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,047.40	$6.67	$1,018.35	$6.57	1.31%
Class C	1,000.00	1,044.40	10.52	1,014.57	10.37	2.07
Class Y	1,000.00	1,049.60	5.45	1,019.54	5.37	1.07
Class R6	1,000.00	1,049.90	5.30	1,019.69	5.22	1.04

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

27      Invesco Rochester® AMT-Free New York Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	99.70%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

28      Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1      Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman –1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management—Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis – 1950 Trustee	1998	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2       Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3       Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4       Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5       Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6       Invesco Rochester® AMT-Free New York Municipal Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1)	Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against/Withheld
(1)*	Beth Ann Brown	3,855,663,367.66	110,062,066.68
	Carol Deckbar	3,854,692,350.37	111,033,083.98
	Cynthia Hostetler	3,854,899,777.40	110,825,656.95
	Dr. Eli Jones	3,851,559,246.04	114,166,188.30
	Elizabeth Krentzman	3,854,384,766.71	111,340,667.64
	Jeffrey H. Kupor	3,852,215,990.93	113,509,443.41
	Anthony J. LaCava, Jr.	3,852,430,616.83	113,294,817.52
	James Liddy	3,851,980,828.53	113,744,605.81
	Dr. Prema Mathai-Davis	3,841,375,126.78	124,350,307.56
	Joel W. Motley	3,844,615,100.30	121,010,334.05
	Teresa M. Ressel	3,857,013,983.10	108,711,451.24
	Douglas Sharp	3,854,226,952.19	111,498,482.16
	Robert C. Troccoli	3,843,587,519.49	122,137,914.85
	Daniel S. Vandivort	3,849,223,096.55	116,502,337.79

* Proposal 1 required approval by a combined vote of all the portfolios of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds).

T-7       Invesco Rochester® AMT-Free New York Municipal Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROAFNYM-AR-1

Annual Report to Shareholders	February 29, 2024

Invesco Rochester® Limited Term New York Municipal Fund

Nasdaq:

A: LTNYX ∎ C: LTNCX ∎ Y: LTBYX ∎ R6: IORMX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

21	Financial Statements

24	Financial Highlights

25	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Fund Expenses

33	Tax Information

T-1	Trustees and Officers

T-7	Proxy Results

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2024, Class A shares of Invesco Rochester® Limited Term New York Municipal Fund (the Fund), at net asset value (NAV),underperformed the S&P Municipal New York Investment Grade 4-7 Years Bond Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/23 to 2/29/24, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.94%
Class C Shares	3.17
Class Y Shares	4.21
Class R6 Shares	4.26
S&P Municipal Bond 2-17 Years Investment Grade Index▼	4.73
S&P Municipal New York Investment Grade 4-7 Years Bond Index▼	4.16
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The pandemic caused a dramatic and sudden disruption in the New York economy. However, thanks to federal relief funding and a fast recovery in tax collections, the state was able to quickly stabilize its finances. Additionally, New York has historically benefited from a robust and wealthy economy, adequate resources, and budget flexibility, which also helped mitigate the adverse economic impact of the pandemic.

 The Empire State has demonstrated strong management practices and quickly identified gap-closing measures to balance the budgets for fiscal years (FY) ’24 and ’25, which had projected General Fund budget gaps of 1% and 2% of total disbursements, respectively, as of the FY ‘22 enacted budget.1 Additionally, the state benefits from well-funded pensions and a moderate fixed cost burden.2

 Employment numbers reflect how New York suffered a larger economic impact as a result of the pandemic than most other states, but recent data indicate significant improvement in the job sector. The leisure and hospitality sector, the hardest hit sector during the pandemic, realized a 19% employment gain in 2022 compared to the prior year, although this figure is still 10% below 2019 levels.3

 In the third quarter of 2023, New York saw a Gross Domestic Product (GDP) increase of 3.5%, lagging national GDP growth of 4.9% for the same quarter.4 Meanwhile, the state’s personal income growth was 3.7%, outpacing national growth of 3.5% for the same time period.5 December 2023 employment metrics showed New York’s unemployment rate as 4.4%, which is on par with the national rate for the same time period.

 While the state will likely continue to face long-term challenges including a negative population trend, the silver lining is the pension system, which is well funded. Additional pressure from Medicaid spending is likely to present a challenge as budget officials anticipate state-share Medicaid costs will continue to grow. For FY ’25 these costs account for approximately 24% of budgeted state operating spending.1

 During the fiscal year ended February 29, 2024, investment grade municipal bonds returned 5.42%, high yield municipal bonds returned 8.30% and taxable municipal bonds returned 4.78%.6

 At the beginning of the fiscal year, investors were hopeful for the 2023 calendar year, despite ongoing concerns about inflation and interest rates; however, in March, the focus unexpectedly shifted as Silicon Valley Bank collapsed after a bank run, marking the second-largest bank failure in US history. Fears about the health of the global banking system ensued, and demand for perceived safe-haven asset classes increased, driving down Treasury and municipal yields. Although three other bank failures followed, fears of larger systemic instability faded in the following months.

 Debt ceiling concerns dominated most of the second quarter of 2023. The US government could have defaulted on its debt obligations, causing economic fallout across the global economy, had congressional action not been taken in early June. After months of on-and-off negotiations between the White House and congressional leaders, just ahead of the payment deadline, the US Congress passed and President Biden signed into law the Fiscal Responsibility Act, an agreement that suspends the limit on the federal debt ceiling until 2025 in exchange for capping federal spending.

 In its efforts to rein in inflation without harming employment or the overall economy, the Federal Reserve Board (the Fed) continued with its most aggressive monetary policy since the 1980s. The Fed raised the federal funds rate in March, May and July, bringing the target rate to 5.50%.7 However, investor sentiment shifted in early November, as the

Fed held interest rates steady and publicly backed away from the rate hike it had signaled for December. Bond yields fell, igniting a rally across the fixed income market, including municipal bonds. The rally continued through November and into December as inflation continued to ease, and US economic growth remained contained. In December, the Fed again left interest rates unchanged and adopted a transitory tone, suggesting to market participants that rate cuts might be coming in 2024.7

 New municipal supply continued at a slow pace as issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. However, 2024 began with the highest tax-exempt supply seen over a January-February period since 2007: $60 billion.6 This skewed the fiscal year’s new issuance total to $388 billion, up 15% from the previous year’s $338 billion.6 Year-to-date 2024 was also constructive in terms of inflows to municipal funds. Following two years of outsized inflows and outflows, the municipal market began its return to a more normalized trend as we finished the fiscal year.8

 As a result of Puerto Rico’s restructuring of $22 billion of general obligation debt in March 2022, marking significant progress towards its long-winded bankruptcy process, the Commonwealth’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% in February 2019 to 17% in March 2022 as the newly restructured bonds reentered the index.6 During the fiscal year, the focus turned to the Puerto Rico Electric and Power Authority (PREPA). As of February 29, 2024, bankruptcy negotiations and U.S. District Court proceedings related to PREPA were ongoing.

 Municipal bonds have a long history of low defaults as many are issued to fund essential services to Americans. This continues to be the case as evidenced by S&P rating changes – during calendar year 2023, S&P’s rating activity was positive, with 949 ratings upgraded versus 278 downgraded, translating to more than three upgrades for every downgrade.9 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures, including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

 We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the economic challenges while identifying marketplace opportunities to add long-term value for shareholders.

 During the fiscal year, an overweight exposure to non-rated† bonds contributed to the Fund’s performance. An overweight allocation

2	Invesco Rochester® Limited Term New York Municipal Fund

to 4.00-4.99% coupon bonds also contributed to the Fund’s performance relative to the S&P Municipal New York Investment Grade 4-7 Years Bond Index. At the sector level, an overweight allocation to higher education bonds contributed to the Fund’s relative return.

 An underweight allocation to AA-rated† bonds detracted from the Fund’s performance relative to the S&P Municipal New York Investment Grade 4-7 Years Bond Index during the fiscal year. An underweight exposure to 5.00-5.49% coupon bonds was also detractive from relative return. An underweight allocation to local general obligation bonds also detracted from the Fund’s performance.

 During the fiscal year, leverage contributed to the Fund’s performance relative to the S&P Municipal New York Investment Grade 4-7 Years Bond Index. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

 Thank you for investing in Invesco Rochester® Limited Term New York Municipal Fund and for sharing our long-term investment horizon.

1	Source: NY.gov Enacted Budget Financial Plan

2	Source: Merrit data, Credit Scope as of March 31, 2023.

3	Source: Office of the New York State Comptroller

4	Source: US Bureau of Economic Analysis

5	Source: Bureau of Labor Statistics as of December 31, 2023.

6	Source: Bloomberg LP

7	Source: US Federal Reserve

8	Source: Lipper Inc.

9	Source: Standard & Poor’s

† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

Portfolio manager(s):

Josh Cooney*

Elizabeth Mossow*

Tim O’Reilly

Mark Paris

Julius Williams

*As of April 1, 2024

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Rochester® Limited Term New York Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/14

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Rochester® Limited Term New York Municipal Fund

Average Annual Total Returns
As of 2/29/24, including maximum applicable sales charges
Class A Shares
Inception (9/18/91)	3.99%
10 Years	1.80
5 Years	1.19
1 Year	1.39

Class C Shares
Inception (5/1/97)	3.22%
10 Years	1.49
5 Years	0.96
1 Year	2.17

Class Y Shares
Inception (3/30/11)	2.64%
10 Years	2.31
5 Years	1.98
1 Year	4.21

Class R6 Shares
10 Years	2.20%
5 Years	2.01
1 Year	4.26

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester Limited Term New York Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® Limited Term New York Municipal Fund. The Fund was subsequently renamed the Invesco Rochester® Limited Term New York Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC)

for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Rochester® Limited Term New York Municipal Fund

Supplemental Information

Invesco Rochester® Limited Term New York Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond 2-17 Years Investment Grade Index seeks to measure the performance of investment-grade US municipals with maturities between two and 17 years.
∎

The S&P Municipal New York Investment Grade 4-7 Years Bond Index consists of bonds issued in the State of New York with maturities between four and seven years that are rated at least BBB- by S&P Global Ratings, Baa3 by Moody’s or BBB-by Fitch Ratings.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Rochester® Limited Term New York Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	89.50%

General Obligation Bonds	6.56

Pre-Refunded Bonds	3.94

Top Five Debt Holdings

		% of total net assets

1.	Children’s Trust Fund, Series 2002, RB	2.43%

2.	New York (State of) Thruway Authority (Bidding Group 3), Series 2022, Ref. RB	1.59

3.	New York (City of), NY Transitional Finance Authority, Series 2017 F-1, RB	1.47

4.	Triborough Bridge & Tunnel Authority, Series 2014 A, RB	1.30

5.	Puerto Rico (Commonwealth of), Series 2021 A-1, GO Bonds	1.25

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2024.

7	Invesco Rochester® Limited Term New York Municipal Fund

Schedule of Investments

February 29, 2024

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–99.23%
New York–88.32%
Albany (County of), NY Airport Authority;
Series 2018 A, RB	5.00%	12/15/2035	$745	$ 802,621
Series 2018 A, RB	5.00%	12/15/2036	780	836,050
Series 2018 A, RB	5.00%	12/15/2037	820	874,552
Series 2018 A, RB	5.00%	12/15/2038	500	531,246
Series 2018 B, RB(a)	5.00%	12/15/2030	240	255,217
Series 2018 B, RB(a)	5.00%	12/15/2031	300	318,218
Series 2018 B, RB(a)	5.00%	12/15/2032	320	338,876
Albany Capital Resource Corp. (Albany Law School of Union University);
Series 2017 A, Ref. RB	5.00%	07/01/2029	1,500	1,553,952
Series 2017 A, Ref. RB	5.00%	07/01/2031	1,520	1,573,990
Albany Capital Resource Corp. (Brighter Choice Elementary); Series 2021, Ref. RB	3.25%	04/01/2031	5,890	5,327,825
Albany Capital Resource Corp. (College of Saint Rose (The));
Series 2021, Ref. RB (Acquired 07/12/2022; Cost $1,008,036)(b)(c)	4.00%	07/01/2025	1,025	883,084
Series 2021, Ref. RB (Acquired 07/12/2022; Cost $1,038,993)(b)(c)	4.00%	07/01/2026	1,065	912,332
Series 2021, Ref. RB (Acquired 07/12/2022; Cost $1,068,391)(b)(c)	4.00%	07/01/2027	1,105	944,335
Series 2021, Ref. RB (Acquired 04/27/2023; Cost $503,100)(b)(c)	4.00%	07/01/2028	585	487,827
Series 2021, Ref. RB (Acquired 10/28/2021; Cost $7,837,309)(b)(c)	4.00%	07/01/2036	7,295	5,119,319
Albany Capital Resource Corp. (Empire Commons Student Housing, Inc.);
Series 2016 A, Ref. RB	5.00%	05/01/2024	400	400,554
Series 2016 A, Ref. RB	5.00%	05/01/2025	300	303,698
Series 2016 A, Ref. RB	5.00%	05/01/2026	300	307,309
Albany County Airport Authority; Series 2020 B, Ref. RB(a)	5.00%	12/15/2024	930	937,855
Allegany County Capital Resource Corp. (Houghton College); Series 2022 A, Ref. RB	5.00%	12/01/2037	1,525	1,529,820
Amherst Development Corp. (Daemen College);
Series 2018, Ref. RB	5.00%	10/01/2027	655	666,563
Series 2018, Ref. RB	5.00%	10/01/2028	690	705,677
Series 2018, Ref. RB	5.00%	10/01/2029	730	747,045
Series 2018, Ref. RB	5.00%	10/01/2030	760	776,984
Series 2018, Ref. RB	5.00%	10/01/2031	805	821,700
Series 2018, Ref. RB	5.00%	10/01/2043	540	530,972
Brookhaven Local Development Corp. (Jefferson’s Ferry);
Series 2016, Ref. RB	5.25%	11/01/2027	500	512,035
Series 2016, Ref. RB	5.25%	11/01/2028	1,000	1,025,840
Series 2016, Ref. RB	5.25%	11/01/2029	1,000	1,027,360
Series 2016, Ref. RB	5.25%	11/01/2030	650	668,444
Series 2016, Ref. RB	5.25%	11/01/2031	650	668,279
Broome County Local Development Corp. (Good Shepherd Village at Endwell); Series 2021, Ref. RB	4.00%	07/01/2031	1,350	1,235,282
Broome County Local Development Corp. (United Health Services Hospital);
Series 2020, Ref. RB (INS - AGM)(d)	4.00%	04/01/2038	1,500	1,512,148
Series 2020, Ref. RB (INS - AGM)(d)	4.00%	04/01/2040	2,900	2,900,600
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System, Inc.); Series 2015, RB	5.00%	07/01/2025	3,170	3,105,181
Buffalo & Erie County Industrial Land Development Corp. (Global Concepts Charter School Program);
Series 2018, Ref. RB	5.00%	10/01/2026	150	153,285
Series 2018, Ref. RB	5.00%	10/01/2027	150	155,051
Series 2018, Ref. RB	5.00%	10/01/2028	165	172,218
Series 2018, Ref. RB	5.00%	10/01/2029	175	182,992
Series 2018, Ref. RB	5.00%	10/01/2030	200	208,502
Series 2018, Ref. RB	5.00%	10/01/2031	200	208,259
Series 2018, Ref. RB	5.00%	10/01/2033	100	104,008
Buffalo & Erie County Industrial Land Development Corp. (Orchard Park); Series 2015, Ref. RB	5.00%	11/15/2037	5,515	5,544,881
Build NYC Resource Corp. (Academic Leadership Charter School); Series 2021, RB	4.00%	06/15/2036	365	344,107

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Build NYC Resource Corp. (Bronx Lighthouse Charter School);
Series 2018, RB	4.00%	06/01/2028	$955	$ 954,515
Series 2018, RB	5.00%	06/01/2033	1,190	1,227,926

Build NYC Resource Corp. (Brooklyn Navy Yard); Series 2019, Ref. RB(a)(e)	5.25%	12/31/2033	5,000	4,567,856
Build NYC Resource Corp. (Children’s Aid Society (The));
Series 2019, RB	4.00%	07/01/2036	125	128,003
Series 2019, RB	4.00%	07/01/2037	150	152,337
Series 2019, RB	4.00%	07/01/2038	150	151,107

Build NYC Resource Corp. (Consortium for Worker Education, Inc.); Series 2020, RB(e)	5.00%	12/01/2039	1,885	1,652,622
Build NYC Resource Corp. (Manhattan College);
Series 2017, Ref. RB	5.00%	08/01/2025	465	472,860
Series 2017, Ref. RB	5.00%	08/01/2028	600	625,263
Series 2017, Ref. RB	5.00%	08/01/2030	1,140	1,186,910
Series 2017, Ref. RB	3.00%	08/01/2031	1,000	932,087
Series 2017, Ref. RB	5.00%	08/01/2032	635	660,566

Build NYC Resource Corp. (New Dawn Charter Schools); Series 2019, RB(e)	5.00%	02/01/2033	1,045	1,030,199

Build NYC Resource Corp. (New York Law School); Series 2016, Ref. RB	5.00%	07/01/2036	1,010	1,020,091

Build NYC Resource Corp. (NY Preparatory Charter School); Series 2021 A, RB(e)	4.00%	06/15/2031	325	306,678

Build NYC Resource Corp. (Richmond Prep Charter School); Series 2021 A, RB(e)	5.00%	06/01/2036	525	530,261

Build NYC Resource Corp. (Royal Charter Properties, Inc. - New York & Presbyterian Hospital Leasehold); Series 2012, RB (INS - AGM)(d)	4.75%	12/15/2026	1,375	1,375,577

Build NYC Resource Corp. (Seton Education Partners-Brilla); Series 2021 A, RB(e)	4.00%	11/01/2031	1,270	1,214,887
Cattaraugus (County of), NY (St. Bonaventure University);
Series 2016 A, Ref. RB	5.00%	05/01/2024	380	380,654
Series 2016 A, Ref. RB	5.00%	05/01/2025	400	405,885
Series 2016 A, Ref. RB	5.00%	05/01/2026	415	427,544
Series 2016 A, Ref. RB	5.00%	05/01/2027	445	460,108
Series 2016 A, Ref. RB	5.00%	05/01/2028	465	481,848
Series 2016 A, Ref. RB	5.00%	05/01/2029	485	502,741

Chautauqua County Capital Resource Corp. (NRG Energy); Series 2020, Ref. RB(f)	4.25%	04/03/2028	6,000	6,069,326
Dobbs Ferry Local Development Corp. (Mercy College);
Series 2014, RB	5.00%	07/01/2039	2,125	2,129,011
Series 2014, RB	5.00%	07/01/2044	2,000	2,003,166

Dutchess County Local Development Corp. (Culinary Institute); Series 2021, Ref. RB	5.00%	07/01/2032	325	349,946
Dutchess County Local Development Corp. (Health Quest Systems, Inc.);
Series 2016 A, Ref. RB	5.00%	07/01/2032	225	229,588
Series 2016 B, RB	5.00%	07/01/2030	8,600	8,753,794
Series 2016 B, RB	5.00%	07/01/2035	1,185	1,203,622

Dutchess County Local Development Corp. (Marist College); Series 2015 A, RB	5.00%	07/01/2035	3,000	3,056,968

Dutchess County Local Development Corp. (Nuvance Health); Series 2019 B, Ref. RB	5.00%	07/01/2025	1,290	1,300,579
Elmira (City of), NY;
Series 2020, GO Bonds	5.00%	07/01/2026	625	637,636
Series 2020, GO Bonds	5.00%	07/01/2035	1,500	1,636,380

Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2031	19,260	19,258,765
Essex County Capital Resource Corp. (North Country Community College Association, Inc.);
Series 2017, Ref. RB	5.00%	06/01/2024	80	80,160
Series 2017, Ref. RB	5.00%	06/01/2026	175	176,727
Series 2017, Ref. RB	5.00%	06/01/2027	100	102,130
Series 2017, Ref. RB	5.00%	06/01/2028	100	102,206
Series 2017, Ref. RB	5.00%	06/01/2031	320	326,116
Series 2017, Ref. RB	5.00%	06/01/2035	255	259,460
Essex County Capital Resource Corp. (North Country Community College Foundation, Inc.);
Series 2017, Ref. RB	5.00%	06/01/2024	255	255,511
Series 2017, Ref. RB	5.00%	06/01/2025	270	273,389
Franklin (County of), NY Solid Waste Management Authority;
Series 2012, RB	5.00%	06/01/2027	680	680,797
Series 2015 A, RB(a)	5.00%	06/01/2024	285	285,835
Series 2019, RB(a)	4.00%	06/01/2024	875	875,487

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Franklin County Civic Development Corp. (North Country Community College Foundation, Inc.);
Series 2017, Ref. RB	5.00%	06/01/2024	$195	$ 195,391
Series 2017, Ref. RB	5.00%	06/01/2025	205	207,573
Genesee County Funding Corp. (The) (Rochester Regional Health Obligated Group);
Series 2022 A, Ref. RB	5.00%	12/01/2035	600	640,847
Series 2022 A, Ref. RB	5.00%	12/01/2039	2,070	2,175,635
Series 2022 A, Ref. RB	5.00%	12/01/2040	2,170	2,274,927

Glen Cove Local Economic Assistance Corp. (Tiegerman School); Series 2018 A-1, RB (Acquired 06/26/2018; Cost $1,030,000)(c)(e)	4.75%	07/01/2028	1,030	996,560

Hempstead Town Local Development Corp. (Adelphi University); Series 2013, RB	5.00%	09/01/2043	5,000	5,002,558

Hempstead Town Local Development Corp. (Evergreen Charter School); Series 2019, Ref. RB(e)	6.15%	12/01/2029	2,175	2,220,490
Hempstead Town Local Development Corp. (Molloy College);
Series 2014, RB	5.00%	07/01/2034	1,800	1,805,880
Series 2017, Ref. RB	5.00%	07/01/2029	200	207,383
Series 2017, Ref. RB	5.00%	07/01/2030	170	176,188
Series 2017, Ref. RB	5.00%	07/01/2031	150	154,760
Series 2017, Ref. RB	5.00%	07/01/2032	275	283,214
Hudson Yards Infrastructure Corp.;
Series 2017 A, Ref. RB	5.00%	02/15/2042	5,960	6,204,517
Series 2017 A, Ref. RB	4.00%	02/15/2044	4,000	3,964,441
Series 2017 A, Ref. RB	5.00%	02/15/2045	8,000	8,295,506

Hudson Yards Infrastructure Corp. (Green Bonds); Series 2021 A, Ref. RB	4.00%	02/15/2040	8,845	9,053,868

Jefferson County Civic Facility Development Corp. (Samaritan Medical Center); Series 2017 A, Ref. RB	5.00%	11/01/2025	1,305	1,302,830
Long Island (City of), NY Power Authority;
Series 2014 A, Ref. RB	5.00%	09/01/2034	1,000	1,006,353
Series 2014 A, Ref. RB	5.00%	09/01/2044	17,000	17,079,937
Series 2016 B, Ref. RB	5.00%	09/01/2036	6,500	6,792,246
Series 2018, RB	5.00%	09/01/2035	11,000	11,959,253
Series 2020 A, Ref. RB	4.00%	09/01/2040	215	219,467
Series 2021 B, Ref. RB(f)	1.50%	09/01/2026	1,750	1,649,621
Metropolitan Transportation Authority;
Series 2013 E, RB	5.00%	11/15/2043	260	260,046
Series 2014 B, RB	5.00%	11/15/2044	105	105,082
Subseries 2014 D-1, RB	5.25%	11/15/2044	5,000	5,030,603
Metropolitan Transportation Authority (Green Bonds);
Series 2012 B, RB	4.25%	11/15/2039	340	340,016
Series 2017 B-2, RB	5.00%	11/15/2034	1,875	2,010,138
Subseries 2016 B-1, RB	5.00%	11/15/2036	2,745	2,866,661

Monroe County Industrial Development Corp. (Highland Hospital of Rochester); Series 2015, Ref. RB	5.00%	07/01/2026	350	356,931

Monroe County Industrial Development Corp. (Nazareth College of Rochester); Series 2017, Ref. RB	4.00%	10/01/2034	600	602,443
Monroe County Industrial Development Corp. (Rochester General Hospital (The));
Series 2013 A, Ref. RB	5.00%	12/01/2026	400	400,719
Series 2013 A, Ref. RB	5.00%	12/01/2027	345	345,609
Series 2013 A, Ref. RB	5.00%	12/01/2028	1,315	1,317,271
Series 2013 A, Ref. RB	5.00%	12/01/2037	2,100	2,103,651
Series 2013 A, Ref. RB	5.00%	12/01/2042	4,385	4,386,019
Series 2017, RB	5.00%	12/01/2029	1,000	1,035,505
Series 2017, RB	5.00%	12/01/2034	1,100	1,135,678
Series 2017, RB	5.00%	12/01/2035	1,055	1,087,164
Series 2017, RB	5.00%	12/01/2036	1,125	1,155,812
Monroe County Industrial Development Corp. (Rochester Regional Health);
Series 2020, Ref. RB	5.00%	12/01/2032	535	568,819
Series 2020, Ref. RB	5.00%	12/01/2033	1,815	1,928,610
Series 2020, Ref. RB	5.00%	12/01/2034	1,000	1,060,826

Monroe County Industrial Development Corp. (Rochester Schools Modernization); Series 2013, RB	5.00%	05/01/2028	1,000	1,001,111

Monroe County Industrial Development Corp. (St. Ann’s Community); Series 2019, Ref. RB	4.00%	01/01/2030	6,520	5,985,794

Monroe County Industrial Development Corp. (St. John Fisher College); Series 2014 A, RB	5.50%	06/01/2039	1,500	1,505,902

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Nassau (County of), NY;
Series 2016 C, GO Bonds	5.00%	04/01/2029	$3,160	$ 3,288,795
Series 2017 B, GO Bonds	5.00%	04/01/2031	365	388,967
Series 2018 B, GO Bonds (INS - AGM)(d)	5.00%	07/01/2036	5,850	6,313,479
Series 2018 B, GO Bonds (INS - AGM)(d)	5.00%	07/01/2038	5,450	5,823,147
Series 2018 B, GO Bonds (INS - AGM)(d)	5.00%	07/01/2039	4,775	5,088,554
Series 2018 B, GO Bonds (INS - AGM)(d)	5.00%	07/01/2045	4,000	4,210,736
Series 2019 B, GO Bonds (INS - AGM)(d)	5.00%	04/01/2039	2,895	3,201,978
Series 2021 A, GO Bonds (INS - AGM)(d)	4.00%	04/01/2042	6,205	6,258,671
Series 2021 A, GO Bonds (INS - AGM)(d)	4.00%	04/01/2043	6,460	6,475,858
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group);
Series 2014, RB	5.00%	07/01/2030	1,500	1,505,754
Series 2014, RB	5.00%	07/01/2032	660	662,281

Nassau County Local Economic Assistance Corp. (Hispanic Counseling Center, Inc.); Series 2018 A-2, Ref. RB	4.70%	12/01/2028	1,160	1,029,679

Nassau County Tobacco Settlement Corp.; Series 2006 A-2, RB	5.25%	06/01/2026	1,652	1,647,930

New Rochelle (City of), NY (70 Nardozzi/City DPW); Series 2018 A-1, RB(e)	4.20%	08/01/2028	2,285	2,017,186
New Rochelle (City of), NY (Iona College);
Series 2015 A, Ref. RB	5.00%	07/01/2025	325	330,180
Series 2015 A, Ref. RB	5.00%	07/01/2029	1,100	1,114,484
New York & New Jersey (States of) Port Authority;
One Hudred Eighty Five Series 2014, RB(a)	5.00%	09/01/2026	12,500	12,560,595
One Hudred Eighty Four Series 2014, RB	5.00%	09/01/2039	2,500	2,514,060
One Hundred Eighty Sixth Series 2014, Ref. RB(a)	5.00%	10/15/2033	4,345	4,365,573
One Hundred Eighty Third Series 2014, RB	5.00%	12/15/2026	850	853,313
One Hundred Eighty Third Series 2014, RB	4.00%	12/15/2038	5,000	4,974,690
One Hundred Eighty Third Series 2014, RB	4.00%	12/15/2040	10,000	9,904,424
One Hundred Ninety Fifth Series 2015, Ref. RB(a)	5.00%	10/15/2034	2,305	2,333,271
One Hundred Ninety Fifth Series 2016, Ref. RB(a)	5.00%	04/01/2036	10,230	10,461,852
One Hundred Seventy First Series 2012, RB	5.00%	07/15/2030	1,250	1,251,063
One Hundred Seventy First Series 2012, RB	4.50%	07/15/2031	220	220,264
One Hundred Seventy First Series 2012, RB	4.50%	07/15/2036	1,500	1,501,121
One Hundred Seventy First Series 2012, RB	4.00%	07/15/2037	1,000	1,000,095
One Hundred Seventy First Series 2012, RB	4.00%	07/15/2038	200	199,756
One Ninety Third Series 2015, Ref. RB(a)	5.00%	10/15/2033	5,000	5,062,105
Series 2014 186, Ref. RB(a)	5.00%	10/15/2031	4,900	4,926,456
Series 2014 186, Ref. RB(a)	5.00%	10/15/2034	9,170	9,207,887
Series 2018 207, Ref. RB(a)	5.00%	09/15/2030	3,385	3,595,940
Series 2018 207, Ref. RB(a)	5.00%	09/15/2032	1,555	1,648,768
Series 2019 218, RB(a)	5.00%	11/01/2039	9,000	9,515,305
Two Hundred Second Series 2017, Ref. RB(a)	5.00%	04/15/2037	12,235	12,658,114
Two Hundred Sixth Series 2017, Ref. RB(a)	5.00%	11/15/2042	10,000	10,280,534
New York (City of), NY;
Series 1990 I, GO Bonds	7.75%	08/15/2027	45	45,956
Series 1996 J, GO Bonds	5.50%	02/15/2026	5	5,009
Series 1996 J, GO Bonds (INS - FGIC)(d)	5.50%	02/15/2026	10	10,018
Series 1997 C, GO Bonds (INS - NATL)(d)	5.50%	11/15/2037	10	10,017
Series 2002 D, GO Bonds	5.50%	06/01/2028	5	5,008
Series 2016 B-1, GO Bonds	5.00%	12/01/2041	7,775	8,065,128
Subseries 2023 E-1, GO Bonds	4.00%	04/01/2042	3,500	3,544,755
New York (City of), NY Industrial Development Agency (Yankee Stadium);
Series 2006, RB (CPI Rate + 0.86%) (INS - NATL)(d)(g)	3.95%	03/01/2024	195	195,000
Series 2006, RB (CPI Rate + 0.87%) (INS - FGIC)(d)(g)	3.96%	03/01/2025	200	199,492
Series 2006, RB (CPI Rate + 0.88%) (INS - FGIC)(d)(g)	3.97%	03/01/2026	985	983,274
Series 2006, RB (CPI Rate + 0.89%) (INS - FGIC)(d)(g)	3.98%	03/01/2027	1,000	1,001,467
Series 2020, Ref. RB (INS - AGM)(d)	4.00%	03/01/2045	7,930	7,769,372

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (City of), NY Municipal Water Finance Authority;
Series 2015 FF, Ref. RB	5.00%	06/15/2039	$10,950	$ 11,153,905
Series 2018 DD-2, Ref. RB	5.00%	06/15/2040	4,000	4,254,450
Series 2019 CC-1, RB	4.00%	06/15/2040	7,150	7,248,591
Series 2020 AA-2, RB	4.00%	06/15/2043	12,330	12,403,728
Series 2020 EE, Ref. RB	4.00%	06/15/2042	6,585	6,644,320
New York (City of), NY Transitional Finance Authority;
Series 2013, RB(f)(h)	5.00%	04/02/2024	50	50,061
Series 2014 D1, RB(f)(h)	5.00%	04/02/2024	10,000	10,011,439
Series 2014 D1, RB(f)(h)	5.00%	04/02/2024	18,300	18,320,933
Series 2014 D1, RB(f)(h)	5.00%	04/02/2024	10,000	10,011,439
Series 2014, RB(f)(h)	5.00%	04/02/2024	1,000	1,001,144
Series 2015 E-1, RB	5.00%	02/01/2041	8,195	8,288,071
Series 2015 S, RB	5.00%	07/15/2032	10,000	10,231,166
Series 2015 S, RB	5.00%	07/15/2040	15,815	16,053,566
Series 2015 S-1, RB	5.00%	07/15/2040	7,185	7,249,758
Series 2015, RB	5.00%	02/01/2035	3,500	3,550,098
Series 2016 A-1, RB	5.00%	05/01/2037	3,085	3,195,563
Series 2016 S-1, RB	5.00%	07/15/2034	4,500	4,640,674
Series 2017 A-2, RB	5.00%	08/01/2039	7,545	7,946,900
Series 2017 A-E-1, RB	5.00%	02/01/2038	7,980	8,357,385
Series 2017 A-E-1, RB	5.00%	02/01/2039	2,455	2,564,712
Series 2017 F-1, RB	5.00%	05/01/2042	21,840	22,776,248
Series 2018 S-1, RB	5.00%	07/15/2043	8,465	8,970,394
Series 2018 S-3, RB	5.00%	07/15/2037	2,450	2,639,710
Series 2019 B-1, RB	4.00%	11/01/2042	9,410	9,465,807
Subseries 2014 B-1, RB	5.00%	11/01/2040	10,000	10,014,496
Subseries 2016 B-1, RB	5.00%	08/01/2038	10,000	10,384,534
Subseries 2016 E-1, RB	5.00%	02/01/2037	3,905	4,026,036
Subseries 2018 A-1, RB	5.00%	08/01/2037	1,655	1,777,981
Subseries 2018 A-1, RB	5.00%	08/01/2040	1,760	1,873,801
Subseries 2018 S-3, Ref. RB	5.00%	07/15/2036	15,000	16,233,474
New York (City of), NY Trust for Cultural Resources (American Museum of Natural History); Series 2014 A, Ref. RB	5.00%	07/01/2041	1,000	1,002,491
New York (City of), NY Trust for Cultural Resources (Lincoln Center for Performing Arts); Series 2020 A, Ref. RB	4.00%	12/01/2035	300	314,835
New York (State of) Dormitory Authority;
Series 2012 F, RB (INS - AGM)(d)	5.00%	10/01/2025	110	110,146
Series 2012 F, RB (INS - AGM)(d)	5.00%	10/01/2027	35	35,039
Series 2012 F, RB (INS - AGM)(d)	5.00%	10/01/2028	5	5,006
Series 2012, RB	5.00%	10/01/2026	140	140,160
Series 2012, RB	5.00%	10/01/2026	120	120,112
Series 2012, RB	5.00%	10/01/2027	65	65,060
Series 2012, RB	5.00%	10/01/2028	50	50,046
Series 2013, RB	5.75%	07/01/2043	7,055	7,063,575
Series 2014 C, RB	5.00%	03/15/2041	2,225	2,226,246
Series 2014 E, Ref. RB (INS - AGM)(d)	5.00%	10/01/2034	1,000	1,008,193
Series 2014 E, Ref. RB	5.00%	02/15/2039	9,990	10,107,521
Series 2015 B-C, RB	5.00%	03/15/2036	12,045	12,317,513
Series 2015 B-C, RB	5.00%	03/15/2039	5,000	5,090,675
Series 2015 B-C, RB	5.00%	03/15/2040	12,640	12,852,266
Series 2015 B-C, RB	5.00%	03/15/2041	10,520	10,688,833
Series 2015, Ref. RB(e)	5.00%	12/01/2029	1,000	1,001,166
Series 2016, Ref. RB(e)	5.00%	12/01/2026	3,780	3,777,300
Series 2017, Ref. RB(e)	5.00%	12/01/2031	500	483,937
Series 2018 A, RB	5.00%	07/01/2040	4,250	4,556,243
Series 2018 A, Ref. RB	5.00%	08/01/2032	3,935	4,097,294
Series 2018 A, Ref. RB	5.00%	03/15/2045	4,000	4,217,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Series 2020 A, Ref. RB	4.00%	03/15/2043	$11,750	$ 11,778,220

New York (State of) Dormitory Authority (Bidding Group 1); Series 2018 C, Ref. RB	5.00%	03/15/2036	2,000	2,150,539
New York (State of) Dormitory Authority (Bidding Group 2);
Series 2018 E, Ref. RB	5.00%	03/15/2037	8,000	8,630,535
Series 2018 E, Ref. RB	5.00%	03/15/2040	5,000	5,339,991

New York (State of) Dormitory Authority (Bidding Group 3); Series 2018 A, RB	5.00%	03/15/2038	3,500	3,733,233
New York (State of) Dormitory Authority (Cerebral Palsy Affiliates Program - Jawonio, Inc.); Series 2017 A, RB(e)	4.63%	12/01/2027	840	755,950

New York (State of) Dormitory Authority (Cerebral Palsy Affiliates Program - United Cerebral Palsy
Associations of New York State, Inc.);
Series 2017 A-1, RB(e)	4.88%	09/01/2027	2,150	2,024,238
Series 2017 A-2, Ref. RB (Acquired 10/25/2017; Cost $1,185,000)(c)(e)	4.63%	10/01/2027	1,185	1,099,850

New York (State of) Dormitory Authority (Fordham University); Series 2014, RB	5.00%	07/01/2044	1,190	1,194,199
New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai);
Series 2015 A, Ref. RB	5.00%	07/01/2034	8,000	8,086,917
Series 2015 A, Ref. RB	5.00%	07/01/2035	2,395	2,418,478
New York (State of) Dormitory Authority (Maimonides Medical Center);
Series 2020, RB (CEP - Federal Housing Administration)	4.00%	02/01/2038	300	304,008
Series 2020, RB (CEP - Federal Housing Administration)	4.00%	02/01/2039	400	404,254
Series 2020, RB (CEP - Federal Housing Administration)	4.00%	02/01/2040	400	402,772

New York (State of) Dormitory Authority (Memorial Sloan Kettering Cancer); Series 2017, Ref. RB	5.00%	07/01/2042	7,030	7,351,980
New York (State of) Dormitory Authority (Montefiore Obligated Group);
Series 2018 A, Ref. RB	5.00%	08/01/2025	1,035	1,037,126
Series 2018 A, Ref. RB	5.00%	08/01/2027	1,000	1,024,381
Series 2018 A, Ref. RB	5.00%	08/01/2028	1,000	1,033,749
Series 2018 A, Ref. RB	5.00%	08/01/2029	1,000	1,041,502
New York (State of) Dormitory Authority (New School (The));
Series 2016 A, Ref. RB	5.00%	07/01/2029	1,000	1,037,619
Series 2016 A, Ref. RB	5.00%	07/01/2030	1,800	1,870,837
Series 2022 A, Ref. RB	5.00%	07/01/2037	710	785,171
Series 2022 A, Ref. RB	5.00%	07/01/2038	1,150	1,260,446
Series 2022 A, Ref. RB	5.00%	07/01/2039	750	816,188
Series 2022 A, Ref. RB	5.00%	07/01/2040	1,000	1,080,343
New York (State of) Dormitory Authority (New York Orange Regional Medial Center Oblidated Group);
Series 2015, Ref. RB(e)	5.00%	12/01/2025	1,000	1,002,740
Series 2015, Ref. RB(e)	5.00%	12/01/2031	2,100	2,101,989
Series 2015, Ref. RB(e)	5.00%	12/01/2032	1,100	1,100,928

New York (State of) Dormitory Authority (New York University); Series 2017 A, Ref. RB	5.00%	07/01/2043	260	272,078
New York (State of) Dormitory Authority (NYU Hospitals Center);
Series 2014, Ref. RB	5.00%	07/01/2036	350	351,367
Series 2015, Ref. RB	5.00%	07/01/2028	140	140,612
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2017, Ref. RB(e)	5.00%	12/01/2025	1,300	1,298,529
Series 2017, Ref. RB(e)	5.00%	12/01/2026	2,800	2,777,662
Series 2017, Ref. RB(e)	5.00%	12/01/2027	1,300	1,287,883
Series 2017, Ref. RB(e)	5.00%	12/01/2030	1,000	974,540
Series 2017, Ref. RB(e)	5.00%	12/01/2033	800	762,941
Series 2017, Ref. RB(e)	5.00%	12/01/2036	1,300	1,185,873

New York (State of) Dormitory Authority (Rochester Institute of Technology); Series 2019 A, RB	4.00%	07/01/2044	4,000	4,020,196
New York (State of) Dormitory Authority (School Districts Revenue Bond Financing Program);
Series 2013 A, RB (INS - AGM)(d)	5.00%	10/01/2026	2,740	2,743,315
Series 2013 A, RB (INS - AGM)(d)	5.00%	10/01/2027	2,485	2,488,007
Series 2013 C, RB	5.00%	10/01/2026	1,665	1,667,002
Series 2013 C, RB	5.00%	10/01/2027	1,885	1,887,266
Series 2013 E, RB (INS - AGM)(d)	5.00%	10/01/2026	3,190	3,193,860

New York (State of) Dormitory Authority (St. John’s University); Series 2015 A, Ref. RB	5.00%	07/01/2037	5,900	6,009,411

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (St. Joseph’s College);
Series 2021, RB	5.00%	07/01/2024	$100	$ 100,256
Series 2021, RB	5.00%	07/01/2025	90	91,120
Series 2021, RB	5.00%	07/01/2026	100	100,932
Series 2021, RB	5.00%	07/01/2027	120	121,937
Series 2021, RB	5.00%	07/01/2028	75	76,639
Series 2021, RB	5.00%	07/01/2029	100	102,692
Series 2021, RB	5.00%	07/01/2030	75	77,280
Series 2021, RB	4.00%	07/01/2035	200	187,469
New York (State of) Dormitory Authority (State University of New York Dormitory Facilities);
Series 2018 A, RB	5.00%	07/01/2036	3,060	3,290,861
Series 2018 A, RB	5.00%	07/01/2038	1,850	1,968,217
New York (State of) Dormitory Authority (Wagner College);
Series 2022, Ref. RB	5.00%	07/01/2034	1,330	1,418,710
Series 2022, Ref. RB	5.00%	07/01/2036	735	775,878

New York (State of) Energy Research & Development Authority (New Yourk State Electric & Gas Corp.); Series 2004 C, Ref. RB	4.00%	04/01/2034	8,000	8,201,014
New York (State of) Housing Finance Agency;
Series 2007, RB(a)	5.05%	08/15/2039	960	960,360
Series 2020 C, RB (CEP - Federal Housing Administration)	4.10%	11/01/2041	8,950	9,010,210
Series 2023 E-2, RB(f)	3.80%	05/01/2027	4,000	4,012,288
Series 2023 E-2, RB(f)	3.88%	05/01/2028	4,380	4,396,975

New York (State of) Housing Finance Agency (Division Street); Series 2006 A, RB(a)	5.00%	02/15/2026	100	100,089

New York (State of) Housing Finance Agency (Secured Mortgage Program); Series 2001 A, RB(a)	5.60%	08/15/2033	1,065	1,066,435

New York (State of) Housing Finance Agency (Sustainability Bonds); Series 2021 D-2, RB(f)	0.65%	11/01/2025	4,000	3,747,227

New York (State of) Mortgage Agency (Social Bonds); Series 2023 253, RB(a)	4.70%	10/01/2038	1,250	1,285,297

New York (State of) Power Authority (Green Transmission) (Green Bonds); Series 2022, RB (INS - AGM)(d)	4.00%	11/15/2042	5,000	5,015,659
New York (State of) Thruway Authority;
Series 2014 J, RB(f)(h)	5.00%	05/14/2024	5,750	5,767,984
Series 2016 A, RB	5.00%	01/01/2041	5,455	5,568,919
Series 2018 L, Ref. RB	5.00%	01/01/2035	3,995	4,309,780
Series 2019 B, RB (INS - AGM)(d)	4.00%	01/01/2040	12,690	12,866,272

New York (State of) Thruway Authority (Bidding Group 3); Series 2022, Ref. RB	4.00%	03/15/2043	24,500	24,556,507
New York (State of) Utility Debt Securitization Authority;
Series 2013 TE, RB(f)(h)	5.00%	03/14/2024	1,500	1,500,652
Series 2013 TE, RB(f)(h)	5.00%	03/14/2024	10,000	10,004,348
Series 2013 TE, RB(f)(h)	5.00%	03/14/2024	2,500	2,501,087
Series 2015, Ref. RB	5.00%	12/15/2032	15,000	15,527,484
Series 2015, Ref. RB	5.00%	12/15/2036	11,430	11,821,873
Series 2015, Ref. RB	5.00%	12/15/2037	10,000	10,319,985
Series 2017, RB	5.00%	12/15/2040	13,260	14,142,472
New York City Health and Hospitals Corp.;
Series 2021 A, Ref. RB	5.00%	02/15/2038	690	773,387
Series 2021 A, Ref. RB	5.00%	02/15/2040	1,615	1,784,666
New York City Housing Development Corp.;
Series 1999 E, RB	6.25%	05/01/2036	35	35,080
Series 2013 L-2-A, RB	3.60%	11/01/2033	2,445	2,445,063
Series 2014 E, RB	3.40%	11/01/2029	685	685,007

New York City Housing Development Corp. (Ocean Gate Development); Series 2007 B, RB(a)	5.35%	06/01/2025	680	683,220

New York City Housing Development Corp. (Sustainable Development Bonds); Series 2022 F-2A, RB (CEP - Federal Housing Administration)(f)	3.40%	12/22/2026	7,500	7,459,386

New York City Housing Development Corp. (Sustainable Neighborhood Bonds); Series 2017 E, RB	3.05%	11/01/2032	2,000	1,905,565
New York Convention Center Development Corp. (Hotel Unit Fee Secured);
Series 2015, Ref. RB	5.00%	11/15/2040	16,005	16,230,141
Series 2015, Ref. RB	5.00%	11/15/2045	1,500	1,518,465
New York Counties Tobacco Trust I;
Series 2000 A, RB	6.50%	06/01/2035	825	825,649
Series 2000 A, RB	6.63%	06/01/2042	3,290	3,291,929

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York Counties Tobacco Trust II;
Series 2001, RB	5.63%	06/01/2035	$10	$ 10,188
Series 2001, RB	5.75%	06/01/2043	820	835,425
New York Counties Tobacco Trust IV;
Series 2005 A, RB	4.75%	06/01/2026	895	892,494
Series 2010 A, RB(e)	6.25%	06/01/2041	8,505	8,507,015
New York Counties Tobacco Trust VI;
Series 2016 A, Ref. RB	5.63%	06/01/2035	305	313,497
Series 2016 A, Ref. RB	6.75%	06/01/2035	6,150	6,257,128
Series 2016 A, Ref. RB	6.45%	06/01/2040	830	862,991
Series 2016 A, Ref. RB	6.00%	06/01/2043	7,330	7,547,689
Series 2016 A-1, Ref. RB	5.75%	06/01/2043	2,095	2,159,019

New York Liberty Development Corp.; Series 2021-1, Ref. RB	4.00%	02/15/2043	5,000	5,009,638

New York Liberty Development Corp. (Green Bonds) (4 World Trade Center); Series 2021 A, Ref. RB	1.90%	11/15/2031	2,500	2,187,468
New York State Environmental Facilities Corp.;
Series 2004, RB	4.50%	06/15/2024	100	100,102
Series 2012 B, RB	5.00%	08/15/2024	1,330	1,331,892
Series 2014, RB	5.00%	11/15/2031	5,000	5,014,371

New York State Environmental Facilities Corp. (Green Bonds); Series 2020, Ref. RB	4.00%	10/15/2045	3,100	3,076,366
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority Projects - 2nd Resolution Bonds);
Series 2004 C, RB	4.50%	06/15/2030	15	15,021
Series 2017 E, RB	5.00%	06/15/2042	12,375	13,074,143
Series 2018 B, RB	5.00%	06/15/2038	2,755	2,963,867
New York State Urban Development Corp.;
Series 2014 A, Ref. RB(f)(h)	5.00%	03/15/2024	1,430	1,430,684
Series 2020 A, RB	4.00%	03/15/2040	1,695	1,728,946

New York State Urban Development Corp. (Bidding Group 3); Series 2021 A, Ref. RB	4.00%	03/15/2043	5,000	5,000,682

New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport); Series 2020, Ref. RB(a)	5.25%	08/01/2031	4,500	4,747,211
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(a)	5.00%	08/01/2026	12,745	12,748,251
Series 2016, Ref. RB(a)	5.00%	08/01/2031	9,500	9,500,455
Series 2021, Ref. RB(a)	2.25%	08/01/2026	2,470	2,384,980
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment);
Series 2016 A, RB(a)	5.00%	07/01/2034	4,250	4,257,957
Series 2018, RB(a)	5.00%	01/01/2034	3,370	3,482,691
Series 2020, RB(a)	5.00%	10/01/2035	5,000	5,276,871
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, RB(a)	5.00%	07/01/2030	1,000	1,002,181
Series 2016 A, RB(a)	4.00%	07/01/2033	4,000	3,893,889
New York Transportation Development Corp. (Terminal 4 JFK International Airport);
Series 2020 A, Ref. RB(a)	5.00%	12/01/2034	900	967,416
Series 2020 A, Ref. RB(a)	5.00%	12/01/2036	900	956,274
Series 2020 A, Ref. RB(a)	4.00%	12/01/2038	1,000	972,550
Series 2020, Ref. RB	5.00%	12/01/2031	1,100	1,205,596
Series 2020, Ref. RB	5.00%	12/01/2035	1,000	1,082,094
Series 2020, Ref. RB	5.00%	12/01/2037	1,000	1,067,553
Series 2022, RB(a)	5.00%	12/01/2038	8,670	9,210,341
Series 2022, RB(a)	5.00%	12/01/2039	1,330	1,410,814
Newburgh (City of), NY Industrial Development Agency (Bourne & Kenney Redevelopment Co. LLC); Series 1999 A, RB(a)	5.75%	02/01/2032	1,930	1,936,440
Niagara Falls (City of), NY;
Series 2016, Ref. GO Bonds (INS - BAM)(d)	5.00%	05/15/2028	750	781,791
Series 2016, Ref. GO Bonds (INS - BAM)(d)	5.00%	05/15/2029	850	884,925

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Niagara Frontier Transportation Authority (Buffalo Niagara International Airport);
Series 2014, Ref. RB(a)	5.00%	04/01/2026	$1,000	$ 1,000,259
Series 2019, Ref. RB(a)	5.00%	04/01/2024	3,285	3,286,589
Series 2019, Ref. RB(a)	5.00%	04/01/2031	700	743,818
Series 2019, Ref. RB(a)	5.00%	04/01/2033	725	769,750
Series 2019, Ref. RB(a)	5.00%	04/01/2035	1,000	1,056,855

Niagara Tobacco Asset Securitization Corp.; Series 2014, Ref. RB	4.00%	05/15/2029	1,830	1,829,062
Oneida County Local Development Corp. (Mohawk Valley Health System);
Series 2019, Ref. RB (INS - AGM)(d)	4.00%	12/01/2034	1,000	1,015,759
Series 2019, Ref. RB (INS - AGM)(d)	4.00%	12/01/2035	1,000	1,014,002
Series 2019, Ref. RB (INS - AGM)(d)	4.00%	12/01/2036	1,250	1,262,470
Series 2019, Ref. RB (INS - AGM)(d)	4.00%	12/01/2037	1,000	1,000,883
Oneida County Local Development Corp. (Utica College);
Series 2019, Ref. RB	5.00%	07/01/2024	170	170,176
Series 2019, Ref. RB	5.00%	07/01/2025	355	357,093
Series 2019, Ref. RB	5.00%	07/01/2026	755	771,223
Onondaga (County of), NY Resource Recovery Agency;
Series 2019, RB (INS - AGM)(a)(d)	5.00%	05/01/2029	780	826,650
Series 2019, RB (INS - AGM)(a)(d)	5.00%	05/01/2030	275	291,265
Series 2019, RB (INS - AGM)(a)(d)	5.00%	05/01/2031	350	370,515
Series 2019, RB (INS - AGM)(a)(d)	5.00%	05/01/2032	455	481,392
Series 2019, RB (INS - AGM)(a)(d)	5.00%	05/01/2033	475	502,571
Series 2019, RB (INS - AGM)(a)(d)	5.00%	05/01/2034	500	529,874
Onondaga (County of), NY Trust for Cultural Resources (Abby Lane Housing Corp.);
Series 2017, Ref. RB	5.00%	05/01/2027	450	464,362
Series 2017, Ref. RB	5.00%	05/01/2028	600	619,293
Series 2017, Ref. RB	5.00%	05/01/2029	450	464,151
Series 2017, Ref. RB	5.00%	05/01/2030	835	860,224
Series 2017, Ref. RB	5.00%	05/01/2032	600	613,528
Onondaga Civic Development Corp. (Le Moyne College);
Series 2021, RB	4.00%	07/01/2038	150	142,630
Series 2021, RB	4.00%	07/01/2041	220	202,214
Onondaga Civic Development Corp. (Onondaga Community College Housing Development Corp.); Series 2015, Ref. RB	5.00%	10/01/2025	115	113,680

Otsego County Capital Resource Corp. (Hartwick College); Series 2015 A, Ref. RB	5.00%	10/01/2024	660	651,780

Poughkeepsie (City of), NY; Series 2019, Ref. GO Bonds	5.00%	06/01/2031	600	611,170

Ramapo Local Development Corp.; Series 2013, Ref. RB	5.00%	03/15/2028	240	239,993

Rensselaer (County of), NY Industrial Development Agency (Franciscan Heights, L.P.); Series 2004 A, IDR (LOC - JPMorgan Chase Bank N.A.)(a)(i)	5.38%	12/01/2025	450	450,582
Rockland (County of), NY Solid Waste Management Authority (Green Bonds);
Series 2021 A, RB(a)	5.00%	12/15/2029	675	738,076
Series 2021 A, RB(a)	5.00%	12/15/2030	585	646,254
Series 2021 A, RB(a)	5.00%	12/15/2031	235	262,813
Series 2021 A, RB(a)	5.00%	12/15/2032	750	832,310
Series 2021 A, RB(a)	5.00%	12/15/2033	750	838,389
Rockland Tobacco Asset Securitization Corp.; Series 2001, RB	5.63%	08/15/2035	25	25,316

Saratoga County Capital Resource Corp. (Skidmore College); Series 2014 B, Ref. RB	5.00%	07/01/2024	195	195,955

Schenectady County Capital Resource Corp. (Union College); Series 2017, Ref. RB	5.00%	01/01/2040	1,000	1,040,424
Spring Valley (Village of), NY;
Series 2005, GO Bonds (INS - NATL)(a)(d)	5.00%	05/01/2024	350	350,429
Series 2005, GO Bonds (INS - NATL)(a)(d)	5.00%	05/01/2025	365	365,466

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
St. Lawrence (County of), NY Industrial Development Agency (Clarkson University);
Series 2017, Ref. RB	5.00%	09/01/2028	$500	$ 519,985
Series 2017, Ref. RB	5.00%	09/01/2031	690	716,934
Series 2021, Ref. RB	5.00%	09/01/2029	165	175,220
Series 2021, Ref. RB	5.00%	09/01/2030	175	187,258
Series 2021, Ref. RB	5.00%	09/01/2031	90	96,913
Series 2021, Ref. RB	5.00%	09/01/2031	225	242,283
Series 2021, Ref. RB	5.00%	09/01/2032	190	204,094
Series 2021, Ref. RB	5.00%	09/01/2033	200	214,438
Series 2021, Ref. RB	5.00%	09/01/2034	460	492,805
Series 2021, Ref. RB	5.00%	09/01/2034	200	214,263
Series 2021, Ref. RB	5.00%	09/01/2035	225	239,975
Series 2021, Ref. RB	5.00%	09/01/2036	200	211,881
Series 2021, Ref. RB	5.00%	09/01/2036	225	238,366
Series 2021, Ref. RB	5.00%	09/01/2037	250	262,853
Series 2021, Ref. RB	5.00%	09/01/2038	200	208,607
Series 2021, Ref. RB	5.00%	09/01/2039	275	285,028
Series 2021, Ref. RB	5.00%	09/01/2039	200	207,293
Series 2021, Ref. RB	5.00%	09/01/2040	150	154,832
Series 2021, Ref. RB	5.00%	09/01/2041	50	51,427
St. Lawrence (County of), NY Industrial Development Agency (St. Lawrence University);
Series 2012, RB	5.00%	07/01/2043	8,870	8,881,928
Series 2016 A, Ref. RB	5.00%	07/01/2028	300	312,961
Series 2016 A, Ref. RB	5.00%	07/01/2030	785	819,210
Series 2016 A, Ref. RB	5.00%	07/01/2031	450	468,913

Suffern (Village of), NY; Series 2016, GO Bonds	5.00%	03/15/2026	475	475,661

Suffolk County Economic Development Corp. (Family Residences and Essential Enterprises, Inc.); Series 2012 B-A, RB(e)	6.75%	06/01/2027	250	229,460
Sullivan (County of), NY (Adelaar Infratructure);
Series 2016 A-1, RB(e)	4.85%	11/01/2031	10,975	10,639,822
Series 2016 B-1, RB(e)	4.85%	11/01/2031	1,575	1,526,899
Series 2016 C-1, RB(e)	4.85%	11/01/2031	1,535	1,488,121
Series 2016 D-1, RB(e)	4.85%	11/01/2031	1,010	979,155
Triborough Bridge & Tunnel Authority;
Series 2014 A, RB	5.00%	11/15/2039	20,135	20,175,222
Series 2016 A, Ref. RB	5.00%	11/15/2041	9,000	9,207,877
Series 2016 A, Ref. RB	5.00%	11/15/2046	5,000	5,094,359
Series 2017 B, Ref. RB	5.00%	11/15/2036	11,110	11,779,101
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels);
Series 2014 A, RB	5.00%	11/15/2044	10,000	10,013,411
Series 2018 C, Ref. RB	5.00%	11/15/2038	5,000	5,371,634
Series 2022 A, Ref. RB	4.00%	05/15/2040	1,500	1,526,472
Series 2022 A, Ref. RB	4.00%	05/15/2041	1,500	1,516,476
Series 2022 A, Ref. RB	4.00%	05/15/2042	1,620	1,629,025
Series 2022 A, Ref. RB	5.00%	05/15/2044	2,750	3,036,089
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute);
Series 2020, Ref. RB	5.00%	09/01/2025	1,150	1,172,563
Series 2020, Ref. RB	5.00%	09/01/2036	5,000	5,469,482
Series 2020, Ref. RB	5.00%	09/01/2039	7,500	8,053,105
TSASC, Inc.;
Series 2016 B, Ref. RB	5.00%	06/01/2045	3,130	2,869,038
Series 2017 A, Ref. RB	5.00%	06/01/2030	5,000	5,217,653
Series 2017 A, Ref. RB	5.00%	06/01/2031	5,000	5,212,102
Series 2017 A, Ref. RB	5.00%	06/01/2032	5,000	5,209,037
Series 2017 A, Ref. RB	5.00%	06/01/2033	5,000	5,205,881
Series 2017 A, Ref. RB	5.00%	06/01/2041	5,450	5,539,155
Westchester County Local Development Corp.;
Series 2014 A, RB	5.00%	05/01/2034	1,225	1,226,302
Series 2021, Ref. RB(e)	2.88%	07/01/2026	10,000	9,894,116

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)

Westchester County Local Development Corp. (Kendal on Hudson); Series 2022, Ref. RB	5.00%	01/01/2027	$250	$ 254,461

Western Regional Off-Track Betting Corp.; Series 2021, Ref. RB(e)	3.00%	12/01/2026	820	774,213

White Plains Housing Development Corp. (Battle Hill Houses, Section 8 Assisted); Series 1996 A, Ref. RB (CEP - Federal Housing Administration)	6.65%	02/01/2025	10	10,092

Yonkers Economic Development Corp. (Lamartine/Warburton LLC - Charter School of Educational Excellence); Series 2019 A, RB	4.00%	10/15/2029	200	197,322

				1,367,529,789

Puerto Rico–9.95%
Children’s Trust Fund;
Series 2002, RB	5.50%	05/15/2039	37,485	37,590,963
Series 2002, RB	5.63%	05/15/2043	800	809,327

Corp. Para El Financiamiento Publico de Puerto Rico; Series 2011, RB(j)	0.00%	08/01/2028	105,030	1

GDB Debt Recovery Authority of Puerto Rico; Series 2023, RB	7.50%	08/20/2040	3,640	3,458,430

PRCCDA Custodial Trust; Series A	0.00%	03/15/2049	109	26,730

PRHTA Custodial Trust; Series 2023, RB(b)	5.25%	12/06/2049	35	11,268
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(k)	0.00%	07/01/2024	5,104	5,036,327
Series 2021 A, GO Bonds(k)	0.00%	07/01/2033	9,941	6,407,685
Series 2021 A-1, GO Bonds	5.38%	07/01/2025	19,085	19,377,003
Series 2021 A-1, GO Bonds	5.63%	07/01/2027	2,539	2,682,698
Series 2021 A-1, GO Bonds	5.63%	07/01/2029	794	861,520
Series 2021 A-1, GO Bonds	5.75%	07/01/2031	772	861,600
Series 2021 A-1, GO Bonds	4.00%	07/01/2033	1,524	1,496,714
Series 2021 A-1, GO Bonds	4.00%	07/01/2035	658	638,277
Series 2021 A-1, GO Bonds	4.00%	07/01/2037	564	539,017
Series 2021 A-1, GO Bonds	4.00%	07/01/2041	767	712,719
Series 2021 A-1, GO Bonds	4.00%	07/01/2046	0	5
Subseries 2022, RN(k)	0.00%	11/01/2043	4,012	2,352,104
Subseries 2022, RN(k)	0.00%	11/01/2051	525	241,909
Subseries 2022, RN(k)	0.00%	11/01/2051	15,391	9,157,675
Subseries 2022, RN(k)	0.00%	11/01/2051	6,882	1,591,467
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2020 A, Ref. RB(e)	5.00%	07/01/2025	5,000	5,057,175
Series 2021 B, RB(e)	5.00%	07/01/2024	6,250	6,267,930
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2004 PP, Ref. RB (INS - NATL)(d)	5.00%	07/01/2024	500	500,101
Series 2005 RR, RB (INS - NATL)(d)	5.00%	07/01/2024	280	280,061
Series 2008 WW, RB(b)	5.25%	07/01/2025	5,000	1,325,000

Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB (Acquired 02/07/2002-06/07/2011; Cost $18,370,000)(a)(b)(c)	6.63%	06/01/2026	18,370	12,859,000
Puerto Rico (Commonwealth of) Municipal Finance Agency;
Series 2002 A, RB (INS - AGM)(d)	5.00%	08/01/2027	1,250	1,257,826
Series 2005 A, RB	5.25%	08/01/2024	10,000	10,001,034
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(k)	0.00%	07/01/2024	96	94,947
Series 2018 A-1, RB(k)	0.00%	07/01/2027	5,930	5,258,027
Series 2018 A-1, RB(k)	0.00%	07/01/2031	10,000	7,608,200
Series 2018 A-1, RB(k)	0.00%	07/01/2033	665	465,148
Series 2018 A-1, RB	4.50%	07/01/2034	487	490,150
Series 2018 A-1, RB	4.55%	07/01/2040	246	247,907
Series 2018 A-1, RB(k)	0.00%	07/01/2046	1	326
Series 2018 A-1, RB(k)	0.00%	07/01/2051	1	242
Series 2018 A-1, RB	4.75%	07/01/2053	1,809	1,810,035
Series 2018 A-1, RB	5.00%	07/01/2058	2,074	2,089,551
Series 2019 A-2, RB	4.33%	07/01/2040	2,504	2,492,552
Series 2019 A-2, RB	4.54%	07/01/2053	75	72,654
Series 2019 A-2, RB	4.78%	07/01/2058	1,004	1,001,492

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Puerto Rico–(continued)
Series 2019 A-2B, RB	4.55%	07/01/2040	$672	$677,210

University of Puerto Rico; Series 2006 Q, RB	5.00%	06/01/2030	300	291,058

				154,001,065

Virgin Islands–0.54%

Virgin Islands (Government of) Public Finance Authority (Federal Highway Grant Anticipation Revenue Loan Note) (Garvee); Series 2015, RB(e)	5.00%	09/01/2033	1,500	1,522,371

Virgin Islands (Government of) Public Finance Authority (Virgin Islands Gross Receipts Taxes Loan Note);
Series 2006, RB (INS - NATL)(d)	5.00%	10/01/2024	850	858,775

Series 2006, RB (INS - NATL)(d)	5.00%	10/01/2025	3,760	3,799,474

Series 2006, RB (INS - NATL)(d)	5.00%	10/01/2026	1,715	1,733,279

Series 2006, RB (INS - NATL)(d)	5.00%	10/01/2027	50	50,538

Series 2006, RB (INS - NATL)(d)	5.00%	10/01/2028	280	283,030

Virgin Islands (Government of) Water & Power Authority (Electric System); Series 2003, RB (INS - AMBAC)(d)	4.50%	07/01/2028	125	125,317

				8,372,784

Northern Mariana Islands–0.24%

Northern Mariana Islands (Commonwealth of); Series 2007 A, Ref. GO Bonds(e)	5.00%	06/01/2030	3,990	3,656,489

Guam–0.18%

Guam (Territory of); Series 2021 F, Ref. RB	4.00%	01/01/2036	2,840	2,869,796

TOTAL INVESTMENTS IN SECURITIES(l)–99.23% (Cost $1,554,783,900)				1,536,429,923

BORROWINGS–(0.48)%				(7,400,000)

OTHER ASSETS LESS LIABILITIES–1.25%				19,248,074

NET ASSETS–100.00%				$1,548,277,997

Investment Abbreviations:

AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
CPI	- Consumer Price Index
FGIC	- Financial Guaranty Insurance Company
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Rochester® Limited Term New York Municipal Fund

Notes to Schedule of Investments:

(a)	Security subject to the alternative minimum tax.
(b)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2024 was $22,542,165, which represented 1.46% of the Fund’s Net Assets.

(c)	Restricted security. The aggregate value of these securities at February 29, 2024 was $23,302,307, which represented 1.51% of the Fund’s Net Assets.
(d)	Principal and/or interest payments are secured by the bond insurance company listed.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $86,715,031, which represented 5.60% of the Fund’s Net Assets.

(f)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2024.
(h)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(i)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(j)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(k)	Zero coupon bond issued at a discount.
(l)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percent

Assured Guaranty Municipal Corp.	5.66%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Rochester® Limited Term New York Municipal Fund

Statement of Assets and Liabilities

February 29, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $1,554,783,900)	$1,536,429,923

Cash	239,729

Receivable for:
Investments sold	430,000

Fund shares sold	935,090

Interest	18,821,752

Investments matured, at value (Cost $8,110,025)	2,127,989

Investment for trustee deferred compensation and retirement plans	240,600

Other assets	375,733

Total assets	1,559,600,816

Liabilities:
Payable for:
Borrowings	7,400,000

Dividends	1,517,272

Fund shares reacquired	1,447,355

Accrued fees to affiliates	463,321

Accrued interest expense	64,548

Accrued other operating expenses	73,850

Trustee deferred compensation and retirement plans	356,473

Total liabilities	11,322,819

Net assets applicable to shares outstanding	$1,548,277,997

Net assets consist of:
Shares of beneficial interest	$2,153,506,204

Distributable earnings (loss)	(605,228,207)

$1,548,277,997

Net Assets:
Class A	$1,168,493,458

Class C	$54,228,862

Class Y	$324,713,084

Class R6	$842,593

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	417,065,023

Class C	19,473,037

Class Y	115,906,212

Class R6	300,456

Class A:
Net asset value per share	$2.80

Maximum offering price per share (Net asset value of $2.80 ÷ 97.50%)	$2.87

Class C:
Net asset value and offering price per share	$2.78

Class Y:
Net asset value and offering price per share	$2.80

Class R6:
Net asset value and offering price per share	$2.80

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Rochester® Limited Term New York Municipal Fund

Statement of Operations

For the year ended February 29, 2024

Investment income:
Interest	$61,731,774

Expenses:
Advisory fees	6,416,797

Administrative services fees	231,818

Custodian fees	13,891

Distribution fees:
Class A	3,026,556

Class C	630,698

Interest, facilities and maintenance fees	2,263,676

Transfer agent fees – A, C and Y	1,054,822

Transfer agent fees – R6	131

Trustees’ and officers’ fees and benefits	51,224

Registration and filing fees	70,281

Reports to shareholders	95,576

Professional services fees	367,706

Other	28,204

Total expenses	14,251,380

Less: Expense offset arrangement(s)	(8,481)

Net expenses	14,242,899

Net investment income	47,488,875

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities	(19,735,135)

Change in net unrealized appreciation of unaffiliated investment securities	36,586,854

Net realized and unrealized gain	16,851,719

Net increase in net assets resulting from operations	$64,340,594

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Rochester® Limited Term New York Municipal Fund

Statement of Changes in Net Assets

For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:
Net investment income	$47,488,875	$47,218,432

Net realized gain (loss)	(19,735,135)	(168,777,443)

Change in net unrealized appreciation	36,586,854	36,019,745

Net increase (decrease) in net assets resulting from operations	64,340,594	(85,539,266)

Distributions to shareholders from distributable earnings:
Class A	(38,506,668)	(36,332,499)

Class C	(1,508,292)	(1,522,492)

Class Y	(11,319,630)	(9,787,143)

Class R6	(30,402)	(17,354)

Total distributions from distributable earnings	(51,364,992)	(47,659,488)

Share transactions–net:
Class A	(128,570,699)	(101,237,697)

Class C	(16,888,230)	(13,379,069)

Class Y	(10,936,922)	17,988,477

Class R6	90,454	413,370

Net increase (decrease) in net assets resulting from share transactions	(156,305,397)	(96,214,919)

Net increase (decrease) in net assets	(143,329,795)	(229,413,673)

Net assets:
Beginning of year	1,691,607,792	1,921,021,465

End of year	$1,548,277,997	$1,691,607,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Rochester® Limited Term New York Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/29/24	$2.78	$0.08	$ 0.03	$ 0.11	$(0.09)	$2.80	3.94%	$1,168,493	0.90%		0.90%		0.76%		2.91%		21%
Year ended 02/28/23	2.98	0.07	(0.19)	(0.12)	(0.08)	2.78	(4.16)	1,287,117	0.91		0.91		0.75		2.65		60
Year ended 02/28/22	3.04	0.06	(0.04)	0.02	(0.08)	2.98	0.74	1,491,165	0.78		0.78		0.74		2.01		12
Year ended 02/28/21	3.12	0.08	(0.07)	0.01	(0.09)	3.04	0.29 (d)	1,411,111	0.87	(d)	0.87	(d)	0.76	(d)	2.75	(d)	17
Two months ended 02/29/20	3.06	0.01	0.07	0.08	(0.02)	3.12	2.45	1,370,661	0.76	(e)	0.90	(e)	0.76	(e)	2.67	(e)	1
Year ended 12/31/19	2.95	0.09	0.12	0.21	(0.10)	3.06	7.27	1,338,074	0.75		0.90		0.75		2.91		11
Class C
Year ended 02/29/24	2.76	0.06	0.03	0.09	(0.07)	2.78	3.17	54,229	1.65		1.65		1.51		2.16		21
Year ended 02/28/23	2.97	0.05	(0.21)	(0.16)	(0.05)	2.76	(5.26)	70,720	1.66		1.66		1.50		1.90		60
Year ended 02/28/22	3.02	0.04	(0.03)	0.01	(0.06)	2.97	0.31	90,290	1.53		1.53		1.49		1.26		12
Year ended 02/28/21	3.10	0.06	(0.07)	(0.01)	(0.07)	3.02	(0.47)	91,938	1.63		1.63		1.52		1.99		17
Two months ended 02/29/20	3.04	0.01	0.06	0.07	(0.01)	3.10	2.34	195,347	1.51	(e)	1.65	(e)	1.51	(e)	1.92	(e)	1
Year ended 12/31/19	2.93	0.06	0.13	0.19	(0.08)	3.04	6.51	197,113	1.51		1.66		1.51		2.15		11
Class Y
Year ended 02/29/24	2.78	0.09	0.02	0.11	(0.09)	2.80	4.21	324,713	0.65		0.65		0.51		3.16		21
Year ended 02/28/23	2.99	0.08	(0.21)	(0.13)	(0.08)	2.78	(4.24)	333,027	0.66		0.66		0.50		2.90		60
Year ended 02/28/22	3.04	0.07	(0.03)	0.04	(0.09)	2.99	1.33	339,209	0.53		0.53		0.49		2.26		12
Year ended 02/28/21	3.12	0.09	(0.07)	0.02	(0.10)	3.04	0.53	260,365	0.63		0.63		0.52		2.99		17
Two months ended 02/29/20	3.06	0.01	0.07	0.08	(0.02)	3.12	2.49	235,989	0.51	(e)	0.65	(e)	0.51	(e)	2.92	(e)	1
Year ended 12/31/19	2.95	0.10	0.12	0.22	(0.11)	3.06	7.53	224,615	0.51		0.66		0.51		3.15		11
Class R6
Year ended 02/29/24	2.78	0.09	0.03	0.12	(0.10)	2.80	4.26	843	0.59		0.59		0.45		3.22		21
Year ended 02/28/23	2.99	0.08	(0.21)	(0.13)	(0.08)	2.78	(4.20)	744	0.60		0.60		0.44		2.96		60
Year ended 02/28/22	3.04	0.07	(0.03)	0.04	(0.09)	2.99	1.36	357	0.50		0.50		0.46		2.29		12
Year ended 02/28/21	3.12	0.09	(0.07)	0.02	(0.10)	3.04	0.59	170	0.57		0.57		0.46		3.05		17
Two months ended 02/29/20	3.06	0.02	0.06	0.08	(0.02)	3.12	2.50	128	0.48	(e)	0.62	(e)	0.48	(e)	2.95	(e)	1
Period ended 12/31/19(f)	3.05	0.06	0.02	0.08	(0.07)	3.06	2.79	125	0.47	(e)	0.62	(e)	0.47	(e)	3.20	(e)	11

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended February 28, 2021.
(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Rochester® Limited Term New York Municipal Fund

Notes to Financial Statements

February 29, 2024

NOTE 1–Significant Accounting Policies

Invesco Rochester® Limited Term New York Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are

25	Invesco Rochester® Limited Term New York Municipal Fund

generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB

26	Invesco Rochester® Limited Term New York Municipal Fund

Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Other Risks – Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $100 million	0.500%

Next $150 million	0.450%

Next $1.75 billion	0.400%

Next $3 billion	0.390%

Next $5 billion	0.380%

Over $10 billion	0.370%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 29, 2024, the effective advisory fee rate incurred by the Fund was 0.40%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to

27	Invesco Rochester® Limited Term New York Municipal Fund

intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2024, IDI advised the Fund that IDI retained $13,794 in front-end sales commissions from the sale of Class A shares and $88,783 and $3,761 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$–	$1,536,429,922	$1	$1,536,429,923

Other Investments - Assets
Investments Matured	–	2,127,989	–	2,127,989
Total Investments	$–	$1,538,557,911	$1	$1,538,557,912

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $8,481.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances and Borrowings

Effective February 22, 2024, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.0 billion, collectively by certain Invesco Funds, and which will expire on February 20, 2025. Prior to February 22, 2024, the revolving credit and security agreement permitted borrowings up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 29, 2024, the Fund’s average daily balance of borrowing under the revolving credit and security agreement was $19,356,284 with an average interest rate of 5.35%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees. At February 29, 2024, the Fund had no borrowings outstanding under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such

28	Invesco Rochester® Limited Term New York Municipal Fund

overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 29, 2024 were $9,894,231 and 3.89%, respectively.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:

	2024	2023

Ordinary income*	$856,143	$1,158,710

Ordinary income-tax-exempt	50,508,849	46,500,778

Total distributions	$51,364,992	$47,659,488

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2024

Undistributed tax-exempt income	$25,539,114

Net unrealized appreciation (depreciation) – investments	(25,698,073)

Temporary book/tax differences	(350,017)

Capital loss carryforward	(604,719,231)

Shares of beneficial interest	2,153,506,204

Total net assets	$1,548,277,997

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$50,568,444	$554,150,787	$604,719,231

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $345,032,756 and $565,362,723, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$16,181,166

Aggregate unrealized (depreciation) of investments	(41,879,239)

Net unrealized appreciation (depreciation) of investments	$(25,698,073)

Cost of investments for tax purposes is $1,564,255,985.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts, grantor trusts and amortization and accretion on debt securities, on February 29, 2024, undistributed net investment income was increased by $261,986 and undistributed net realized gain (loss) was decreased by $261,986. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

29	Invesco Rochester® Limited Term New York Municipal Fund

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2024(a)		February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	30,001,942	$83,340,159	56,380,149	$158,078,706

Class C	2,389,773	6,603,853	6,520,367	18,169,984

Class Y	37,453,393	103,819,192	76,054,917	213,499,943

Class R6	58,700	163,874	145,158	404,394

Issued as reinvestment of dividends:
Class A	8,723,795	24,185,189	8,345,011	23,356,482

Class C	386,785	1,066,627	382,040	1,062,265

Class Y	2,676,889	7,420,348	2,233,726	6,246,977

Class R6	5,362	14,890	3,212	8,976

Automatic conversion of Class C shares to Class A shares:
Class A	2,964,382	8,218,142	3,621,945	10,121,334

Class C	(2,982,337)	(8,218,142)	(3,645,979)	(10,121,334)

Reacquired:
Class A	(88,071,618)	(244,314,189)	(104,496,403)	(292,794,219)

Class C	(5,944,619)	(16,340,568)	(8,075,841)	(22,489,984)

Class Y	(44,138,623)	(122,176,462)	(72,000,035)	(201,758,443)

Class R6	(31,379)	(88,310)	-	-

Net increase (decrease) in share activity	(56,507,555)	$(156,305,397)	(34,531,733)	$(96,214,919)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

30	Invesco Rochester® Limited Term New York Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Rochester® Limited Term New York Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Rochester® Limited Term New York Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

31	Invesco Rochester® Limited Term New York Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/23)	Ending Account Value (02/29/24)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/24)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,030.90	$4.39	$1,020.54	$4.37	0.87%
Class C	1,000.00	1,027.20	8.17	1,016.81	8.12	1.62
Class Y	1,000.00	1,032.20	3.13	1,021.78	3.12	0.62
Class R6	1,000.00	1,032.50	2.88	1,022.03	2.87	0.57

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

32	Invesco Rochester® Limited Term New York Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	98.33%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33	Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.;

Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165

Formerly: Member of the Cartica Funds Board of Directors (private investment fund);

Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis – 1950 Trustee	1998	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

			N/A	N/A

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Rochester® Limited Term New York Municipal Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1)	Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against/Withheld
(1)* Beth Ann Brown	3,855,663,367.66	110,062,066.68
Carol Deckbar	3,854,692,350.37	111,033,083.98
Cynthia Hostetler	3,854,899,777.40	110,825,656.95
Dr. Eli Jones	3,851,559,246.04	114,166,188.30
Elizabeth Krentzman	3,854,384,766.71	111,340,667.64
Jeffrey H. Kupor	3,852,215,990.93	113,509,443.41
Anthony J. LaCava, Jr.	3,852,430,616.83	113,294,817.52
James Liddy	3,851,980,828.53	113,744,605.81
Dr. Prema Mathai-Davis	3,841,375,126.78	124,350,307.56
Joel W. Motley	3,844,615,100.30	121,010,334.05
Teresa M. Ressel	3,857,013,983.10	108,711,451.24
Douglas Sharp	3,854,226,952.19	111,498,482.16
Robert C. Troccoli	3,843,587,519.49	122,137,914.85
Daniel S. Vandivort	3,849,223,096.55	116,502,337.79

* Proposal 1 required approval by a combined vote of all the portfolios of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds).

T-7	Invesco Rochester® Limited Term New York Municipal Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROLTNYM-AR-1

Annual Report to Shareholders	February 29, 2024

Invesco Rochester® Municipal Opportunities Fund
Nasdaq:
A: ORNAX ∎ C: ORNCX ∎ Y: ORNYX ∎ R5: IORHX ∎ R6: IORYX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

46	Financial Statements

50	Financial Highlights

51	Notes to Financial Statements

57	Report of Independent Registered Public Accounting Firm

58	Fund Expenses

59	Tax Information

T-1	Trustees and Officers

T-7	Proxy Results

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2024, Class A shares of Invesco Rochester® Municipal Opportunities Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Rochester Municipal Opportunities Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/23 to 2/29/24, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.45%
Class C Shares	6.77
Class Y Shares	7.72
Class R5 Shares	7.85
Class R6 Shares	7.77
S&P Municipal Bond High Yield Index▼	8.98
Custom Invesco Rochester Municipal Opportunities Index∎	8.23
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.

Market conditions and your Fund

During the fiscal year ended February 29, 2024, investment grade municipal bonds returned 5.42%, high yield municipal bonds returned 8.30% and taxable municipal bonds returned 4.78%.1

At the beginning of the fiscal year, investors were hopeful for the 2023 calendar year, despite ongoing concerns about inflation and interest rates; however, in March, the focus unexpectedly shifted as Silicon Valley Bank collapsed after a bank run, marking the second-largest bank failure in US history. Fears about the health of the global banking system ensued, and demand for perceived safe-haven asset classes increased, driving down Treasury and municipal yields. Although three other bank failures followed, fears of larger systemic instability faded in the following months.

Debt ceiling concerns dominated most of the second quarter of 2023. The US government could have defaulted on its debt obligations, causing economic fallout across the global economy, had congressional action not been taken in early June. After months of on-and-off negotiations between the White House and congressional leaders, just ahead of the payment deadline, the US Congress passed and President Biden signed into law the Fiscal Responsibility Act, an agreement that suspends the limit on the federal debt ceiling until 2025 in exchange for capping federal spending.

In its efforts to rein in inflation without harming employment or the overall economy, the Federal Reserve Board (the Fed) continued with its most aggressive monetary policy since the 1980s. The Fed raised the federal funds rate in March, May and July, bringing the target rate to 5.50%.2 However, investor sentiment shifted in early November, as the Fed held interest rates steady and publicly backed away from the rate hike it had signaled for December. Bond yields fell, igniting a rally across the fixed income market, including municipal bonds. The rally continued through November and into December as inflation continued to ease, and US economic growth remained contained. In December, the Fed again left interest rates unchanged and adopted a transitory tone, suggesting to market participants that rate cuts might be coming in 2024.2

New municipal supply continued at a slow pace as issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. However, 2024 began with the highest tax-exempt supply seen over a January-February period since 2007: $60 billion.1 This skewed the fiscal year’s new issuance total to $388 billion, up 15% from the previous year’s $338 billion.1 Year-to-date 2024 was also constructive in terms of inflows to municipal funds. Following two years of outsized inflows and outflows, the municipal market began its return to a more normalized trend as we finished the fiscal year.3

As a result of Puerto Rico’s restructuring of $22 billion of general obligation debt in March 2022, marking significant progress towards its long-winded bankruptcy process, the Commonwealth’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% in February 2019 to 17% in March 2022 as the newly restructured bonds reentered the index.1 During the fiscal year, the focus turned to the Puerto Rico Electric and Power Authority (PREPA). As of February 29, 2024, bankruptcy negotiations and U.S. District Court proceedings related to PREPA were ongoing.

Municipal bonds have a long history of low defaults as many are issued to fund essential services to Americans. This continues to be the case as evidenced by S&P rating changes – during calendar year 2023, S&P’s rating activity was positive, with 949 ratings upgraded versus 278 downgraded, translating to more than three upgrades for every downgrade.4 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures, including the American Rescue Plan Act, the Infrastructure Investment and Jobs

Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the economic challenges while identifying marketplace opportunities to add long-term value for shareholders.

During the fiscal year, an overweight allocation to bonds rated BBB† and higher contributed to the Fund’s performance relative to the Custom Invesco Rochester Municipal Opportunities Index. An overweight exposure among the airport sector contributed to the Fund’s performance relative to the Custom Invesco Rochester Municipal Opportunities Index. On the state level, bonds domiciled in New York contributed to relative performance.

An underweight allocation to bonds rated BB† detracted from the Fund’s performance relative to the Custom Invesco Rochester Municipal Opportunities Index during the fiscal year. At the sector level, an underweight exposure among dedicated tax bonds detracted from the Fund’s relative performance. On the state level, bonds domiciled in Washington were detractive from relative results.

During the fiscal year, leverage contributed to the Fund’s performance relative to the Custom Invesco Rochester Municipal Opportunities Index. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected,

2	Invesco Rochester® Municipal Opportunities Fund

markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Roches-ter® Municipal Opportunities Fund and for sharing our long-term investment horizon.

1	Source: Bloomberg LP

2	Source: US Federal Reserve

3	Source: Lipper Inc.

4	Source: Standard & Poor’s

† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

Portfolio manager(s):

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommend ations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3	Invesco Rochester® Municipal Opportunities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/14

1	Source: RIMES Technologies Corp.
2	Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include rein-vested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Rochester® Municipal Opportunities Fund

Average Annual Total Returns
As of 2/29/24, including maximum applicable sales charges

Class A Shares
Inception (10/1/93)	4.39%
10 Years	4.89
5 Years	2.42
1 Year	2.87

Class C Shares
Inception (8/29/95)	4.38%
10 Years	4.76
5 Years	2.64
1 Year	5.77

Class Y Shares
Inception (11/29/10)	6.16%
10 Years	5.59
5 Years	3.58
1 Year	7.72

Class R5 Shares
10 Years	5.52%
5 Years	3.66
1 Year	7.85

Class R6 Shares
10 Years	5.51%
5 Years	3.63
1 Year	7.77

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester High Yield Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® High Yield Municipal Fund. The Fund was subsequently renamed the In-vesco Rochester® Municipal Opportunities Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduc-

tion of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Rochester® Municipal Opportunities Fund

Supplemental Information

Invesco Rochester® Municipal Opportunities Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond High Yield Index is an unmanaged index considered representative of municipal bonds that are not rated or are rated below investment grade.
∎	The Custom Invesco Rochester Munici-pal Opportunities Index is composed of 80% S&P Municipal Bond High Yield Index and 20% S&P Municipal Bond Investment Grade Index. The S&P Municipal Bond Investment Grade Index consists of bonds in the S&P Municipal Bond Index that are rated investment grade by Standard & Poor’s, Moody’s and/ or Fitch.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Perfor-mance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Rochester® Municipal Opportunities Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	82.38%
General Obligation Bonds	16.70
Pre-Refunded Bonds	0.50
Other	0.42

Top Five Debt Holdings

% of total net assets

1. Buckeye Tobacco Settlement Financing Authority, Series 2020 B-2, Ref. RB	1.37%

2. Patriots Energy Group Financing Agency, Series 2023 A-1, RB	1.19

3. Children’s Trust Fund, Series 2002, RB	1.18

4. California (State of) County Tobacco Securitization Agency, Series 2006 A, RB	1.13

5. District of Columbia Tobacco Settlement Financing Corp., Series 2006 C, RB	1.02

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2024.

7	Invesco Rochester® Municipal Opportunities Fund

Schedule of Investments

February 29, 2024

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–109.61%(a)
Alabama–1.91%
Birmingham (City of) & Jefferson (County of), AL Civic Center Authority;
Series 2018 A, RB	4.00%	07/01/2043	$7,040	$ 6,885,509
Series 2018 A, RB	5.00%	07/01/2048	28,620	29,350,600
Series 2018 D, RB	5.00%	05/01/2035	1,365	1,461,789
Series 2018 D, RB	5.00%	05/01/2036	1,170	1,248,559
Series 2018 D, RB	5.00%	05/01/2048	12,870	13,246,191
Homewood (City of), AL Educational Building Authority (Samford University); Series 2017 A, Ref. RB	5.00%	12/01/2047	4,500	4,557,911
Hoover (City of), AL Industrial Development Board (United States Steel Corp.); Series 2019, RB(b)	5.75%	10/01/2049	16,000	16,545,456
Mobile (City of), AL Improvement District (McGowin Park);
Series 2016 A, RB	5.25%	08/01/2030	500	486,026
Series 2016 A, RB	5.50%	08/01/2035	1,300	1,262,285
Mobile (County of), AL (Gomessa); Series 2020, Revenue Wts.(c)	4.00%	11/01/2045	2,425	2,195,758
Muscle Shoals, Sheffield & Tuscumbia Solid Waste Disposal Authority (Cherokee Industrial Landfill);
Series 2020 A, RB (Acquired 06/10/2020; Cost $6,000,000)(b)(c)(d)(e)(f)	6.00%	05/01/2025	6,000	6,469,228
Series 2020 B, RB (Acquired 06/10/2020; Cost $1,566,439)(c)(d)(e)(f)	8.00%	05/01/2025	1,567	1,655,474
Southeast Alabama Gas Supply District (The) (No. 2); Series 2024 B, Ref. RB(e)	5.00%	05/01/2032	25,000	26,607,110
Southeast Energy Authority A Cooperative District (No. 2); Series 2021 B, RB(e)	4.00%	12/01/2031	20,110	20,216,213
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR(c)	5.25%	05/01/2044	45,365	45,194,029
				177,382,138

Alaska–0.00%
Alaska (State of) Industrial Development & Export Authority (Boys & Girls Home & Family Services, Inc.);
Series 2007 C, RB(g)	5.88%	12/01/2027	1,650	1,815
Series 2007 C, RB(g)	6.00%	12/01/2036	500	550
University of Alaska; Series 2015 T, RB	5.00%	10/01/2039	200	202,989
				205,354

Arizona–2.39%
Arizona (State of) Health Facilities Authority (Scottsdale Lincoln Hospital); Series 2014, Ref. RB	5.00%	12/01/2039	13,550	13,612,177
Arizona (State of) Industrial Development Authority; Series 2019-2A, Revenue Ctfs.	3.63%	05/20/2033	6,911	6,507,960
Arizona (State of) Industrial Development Authority (Academies of Math & Science); Series 2018 B, RB(c)	5.50%	07/01/2038	1,165	1,180,081
Series 2018 B, RB(c)	5.63%	07/01/2048	2,250	2,262,325
Series 2018 B, RB(c)	5.75%	07/01/2053	3,500	3,524,115
Arizona (State of) Industrial Development Authority (ACCEL Schools);
Series 2018 A, RB(c)	5.13%	08/01/2038	2,515	2,404,986
Series 2018 A, RB(c)	5.25%	08/01/2048	3,945	3,558,813
Arizona (State of) Industrial Development Authority (Franklin Phonetic Charter School); Series 2017, Ref. RB(c)	5.50%	07/01/2037	580	577,785
Series 2017, Ref. RB(c)	5.75%	07/01/2047	680	665,416
Series 2017, Ref. RB(c)	5.88%	07/01/2052	645	635,745
Arizona (State of) Industrial Development Authority (Leman Academy-Parker Colorado); Series 2019, RB(c)	5.00%	07/01/2054	3,000	2,730,439
Arizona (State of) Industrial Development Authority (Mater Academy of Nevada Mountain Vista Campus Project);
Series 2018 A, RB(c)	5.25%	12/15/2038	1,415	1,425,060
Series 2018 A, RB(c)	5.50%	12/15/2048	2,260	2,264,405
Arizona (State of) Industrial Development Authority (Provident Group-NCCU Properties LLC); Series 2019 A, RB (INS - BAM)(h)	5.00%	06/01/2049	2,250	2,350,087
Cadence Community Facilities District (Assessment District No. 1); Series 2019, RB	4.50%	07/01/2043	445	406,109
East San Luis (City of), AZ Community Facilities District (Assessment Area One); Series 2007, RB(i)	6.38%	01/01/2028	550	521,654

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Glendale (City of), AZ Industrial Development Authority (The Beatitudes Campus); Series 2017, Ref. RB	5.00%	11/15/2045	$3,100	$ 2,547,305
Maricopa (County of), AZ Industrial Development Authority (Christian Care Surprise, Inc.); Series 2016, RB(c)	6.00%	01/01/2048	11,475	8,291,371
Maricopa (County of), AZ Industrial Development Authority (GreatHearts Arizona);
Series 2017 C, RB (CEP - Ohio School District)	5.00%	07/01/2037	220	227,438
Series 2017 C, RB (CEP - Ohio School District)	5.00%	07/01/2048	405	411,231
Maricopa (County of), AZ Industrial Development Authority (Valley Christian Schools); Series 2023, RB(c)	6.00%	07/01/2043	1,885	1,927,519
Series 2023, RB(c)	6.25%	07/01/2053	1,900	1,934,489
Series 2023, RB(c)	6.38%	07/01/2058	2,000	2,042,997
Merrill Ranch Community Facilities District No. 1 (Assessment Area One); Series 2006, RB	5.25%	07/01/2024	46	46,015
Merrill Ranch Community Facilities District No. 2; Series 2016, GO Bonds	5.25%	07/15/2040	810	838,539
Merrill Ranch Community Facilities District No. 2 (Assessment Area One);
Series 2006, RB	5.25%	07/01/2024	42	42,014
Series 2006, RB	5.30%	07/01/2030	382	382,061
Parkway Community Facilities District No. 1 Prescott Valley;
Series 2006, GO Bonds	5.30%	07/15/2025	180	172,489
Series 2006, GO Bonds	5.35%	07/15/2031	350	283,076
Phoenix (City of), AZ Industrial Development Authority (Espiritu Community Development Corp. Charter School); Series 2006 A, RB	6.25%	07/01/2036	1,485	1,428,155
Phoenix (City of), AZ Industrial Development Authority (Freedom Academy, Inc.); Series 2016, RB(c)	5.50%	07/01/2046	4,135	4,151,635
Phoenix (City of), AZ Industrial Development Authority (Gourmet Boutique West LLC); Series 2007 B, IDR (Acquired 03/01/2007-03/20/2019; Cost $2,215,000)(b)(f)	5.88%	11/01/2037	2,375	2,127,532
Phoenix (City of), AZ Industrial Development Authority (The) (Downtown Phoenix Student Housing, LLC- Arizona State University); Series 2018 A, Ref. RB	5.00%	07/01/2042	1,000	1,009,156
Phoenix (City of), AZ Industrial Development Authority (The) (Overland Crossing); Series 2022, RB(c)	9.50%	04/01/2052	7,900	7,080,879
Phoenix (City of), AZ Industrial Development Authority (Vista College Preparatory); Series 2018 A, RB (CEP - Ohio School District)	5.00%	07/01/2048	1,185	1,221,376
Phoenix Civic Improvement Corp.; Series 2018, RB(b)	5.00%	07/01/2048	10,000	10,295,014
Pima (County of), AZ Industrial Development Authority; Series 2021, RB(c)	5.00%	07/01/2056	2,260	2,006,181
Series 2022, RB(c)	6.88%	11/15/2052	7,500	7,980,565
Series 2022, RB(c)	7.00%	11/15/2057	3,975	4,243,605
Pima (County of), AZ Industrial Development Authority (American Leadership Academy); Series 2015, Ref. RB(c)	5.63%	06/15/2045	2,250	2,257,355
Pima (County of), AZ Industrial Development Authority (Arizona Charter Schools); Series 2013 Q, Ref. RB	5.38%	07/01/2031	2,355	2,338,651
Pima (County of), AZ Industrial Development Authority (Christian Care Tuscon, Inc.);
Series 2017 A, Ref. RB(d)(e)	5.00%	06/15/2025	1,550	1,601,912
Series 2017 C, RB(d)(e)	5.00%	06/15/2025	2,830	2,924,781
Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(c)	5.50%	09/01/2046	2,400	2,227,790
Pima (County of), AZ Industrial Development Authority (Milestones Charter School Refunding); Series 2017 A, Ref. RB(c)	6.50%	11/01/2047	5,530	5,411,832
Pima (County of), AZ Industrial Development Authority (P.L.C. Charter Schools);
Series 2016, Ref. RB(c)	6.00%	12/01/2036	3,315	3,358,839
Series 2016, Ref. RB(c)	6.00%	12/01/2046	6,310	6,329,814
Pima (County of), AZ Industrial Development Authority (Paideia Academies (The)); Series 2015, RB(c)	6.00%	07/01/2035	1,025	1,034,365
Series 2015, RB(c)	6.13%	07/01/2045	3,310	3,323,203
Series 2019, RB	5.13%	07/01/2039	650	620,393
Series 2019, RB	5.25%	07/01/2049	810	744,142
Pinal (County of), AZ Industrial Development Authority; Series 2021 C, RB(b)(c)	5.50%	10/01/2033	20,560	19,963,846
Pinal (County of), AZ Industrial Development Authority (Green Bonds); Series 2021 B, RB(b)(j)	5.50%	10/01/2033	5,853	5,683,288
Pinal (County of), AZ Industrial Development Authority (San Manuel Facility); Series 2006, RB(b)	6.25%	06/01/2026	275	275,185
Salt River Project Agricultural Improvement & Power District; Series 2023 A, RB	5.00%	01/01/2050	17,395	19,069,050
Show Low Bluff Community Facilities District (Assessment Area One); Series 2007, RB(c)	5.60%	07/01/2031	170	157,778

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Sierra (City of), AZ Vista Industrial Development Authority (American Leadership Academy Project); Series 2023, RB(c)	5.50%	06/15/2047	$11,245	$ 11,297,271
Series 2023, RB(c)	5.75%	06/15/2053	5,000	5,065,150
Series 2023, RB(c)	5.75%	06/15/2058	15,000	15,132,091
Southside Community Facilities District No. 1; Series 2008, RB(i)	7.25%	07/01/2032	864	687,330
Tempe (City of), AZ Industrial Development Authority; Series 2022 A, RB(c)	6.50%	08/01/2048	3,640	3,706,514
Tempe (City of), AZ Industrial Development Authority (Mirabella at ASU); Series 2017 A, RB(c)	6.00%	10/01/2037	1,010	717,430
Series 2017 A, RB(c)	6.13%	10/01/2047	2,300	1,437,969
Series 2017 A, RB(c)	6.13%	10/01/2052	2,360	1,427,855
				222,111,633

Arkansas–0.09%
Cave Springs Municipal Property Owners’ Improvement District No. 3; Series 2007, GO Bonds(i)	6.25%	02/01/2038	4,455	4,455,000
Crystal Valley Metropolitan District No. 2; Series 2022, GO Bonds(c)	7.25%	12/01/2052	3,600	3,564,566
				8,019,566

California–11.02%
Blythe (City of), CA Redevelopment Agency Successor Agency (Project No. 1); Series 2000 A, RB	6.20%	05/01/2031	135	135,268
California (State of); Series 2019, GO Bonds	5.00%	04/01/2049	3,200	3,446,208
Series 2022, GO Bonds	4.00%	04/01/2049	10,100	10,211,942
Series 2022, GO Bonds(k)	5.00%	09/01/2052	23,300	25,938,469
Series 2022, Ref. GO Bonds	4.00%	09/01/2042	8,480	8,819,797
California (State of) Community Choice Financing Authority; Series 2023, RB(e)	5.25%	04/01/2030	12,780	13,644,980
California (State of) County Tobacco Securitization Agency;
Series 2006 A, RB(l)	0.00%	06/01/2050	520,920	104,960,640
Series 2006 B, RB(l)	0.00%	06/01/2050	107,400	19,053,082
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2002, RB	5.88%	06/01/2035	615	627,833
Series 2002, RB	6.00%	06/01/2042	19,120	19,518,966
Series 2006 C, RB(l)	0.00%	06/01/2055	212,950	21,026,065
California (State of) County Tobacco Securitization Agency (Fresno County Tobacco Funding Corp.); Series 2002, RB	6.13%	06/01/2038	5,000	5,004,676
Series 2006 A, RB(l)	0.00%	06/01/2046	127,310	30,702,092
Series 2006 B, RB(l)	0.00%	06/01/2046	33,920	7,918,149
Series 2006 C, RB(l)	0.00%	06/01/2055	215,100	25,067,367
California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2002 A, RB	5.88%	06/01/2043	3,565	3,566,397
California (State of) Housing Finance Agency; Series 2019 A, RB	4.25%	01/15/2035	565	563,727
California (State of) Municipal Finance Authority (Linxs APM); Series 2018 A, RB(b)	5.00%	12/31/2047	13,845	13,844,067
California (State of) Pollution Control Financing Authority (Aemerge Redpak Services Southern California LLC); Series 2017, RB (Acquired 08/15/2017; Cost $3,000,000)(b)(c)(f)(g)	8.00%	12/01/2027	3,000	180,000
California (State of) Pollution Control Financing Authority (CalPlant I) (Green Bonds); Series 2017, RB (Acquired 05/25/2017; Cost $5,914,802)(b)(c)(f)(g)	7.50%	07/01/2032	6,075	82,013
Series 2017, RB (Acquired 05/25/2017-07/17/2018; Cost $15,389,964)(b)(c)(f)(g)	8.00%	07/01/2039	14,995	202,433
Series 2020, RB (Acquired 10/06/2020; Cost $2,531,287)(b)(c)(f)(g)	7.50%	07/01/2032	2,650	35,775
California (State of) Public Finance Authority (Kendal at Ventura); Series 2023 A-C, RB(c)	10.00%	05/15/2028	3,000	3,280,124
California (State of) School Finance Authority (Escuela Popular); Series 2017, RB(c)	6.50%	07/01/2050	4,130	4,183,695
California (State of) School Finance Authority (Grimmway Schools Obligated Group); Series 2016 A, RB(c)	5.25%	07/01/2051	5,945	5,965,165
California (State of) School Finance Authority (Kepler Neighborhood School);
Series 2017 A, RB (CEP - Colorado Higher Education Intercept Program)(c)	5.00%	05/01/2027	300	300,026
Series 2017 A, RB (CEP - Colorado Higher Education Intercept Program)(c)	5.75%	05/01/2037	900	908,441
Series 2017 A, RB (CEP - Colorado Higher Education Intercept Program)(c)	5.88%	05/01/2047	1,230	1,232,516

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) School Finance Authority (Rocketship Education);
Series 2017 A, RB(c)	5.13%	06/01/2047	$595	$ 596,012
Series 2017 A, RB(c)	5.25%	06/01/2052	665	666,754
California (State of) Statewide Communities Development Authority (NCCD-Hooper Street LLC-California College of the Arts); Series 2019, RB(c)	5.25%	07/01/2052	1,450	1,455,899
California (State of) Statewide Communities Development Authority (Yucaipa Valley Water Reservoir); Series 2014, RB	6.00%	09/02/2044	7,035	7,066,269
California (State of) Statewide Financing Authority (Pooled Tobacco Securitization Program); Series 2002 A, RB	6.00%	05/01/2037	2,920	2,980,930
Series 2002 B, RB	6.00%	05/01/2043	12,035	12,286,127
Series 2002, RB	6.00%	05/01/2043	100	102,087
Del Mar Race Track Authority; Series 2015, Ref. RB	5.00%	10/01/2038	3,285	3,218,307
Eclipse Funding Trust; Series 2016, VRD GO Bonds(c)(m)	3.00%	08/01/2041	12,680	12,680,000
Fresno Unified School District; Series 2016 B, Ref. GO Bonds(l)	0.00%	08/01/2042	7,780	3,553,218
Irvine Facilities Financing Authority (Irvine Great Park Infrastructure); Series 2023 A, RB (INS - BAM)(h)	4.00%	09/01/2058	5,000	4,949,293
Lathrop (City of), CA (Community Facilities District No. 03-2); Series 2003, RB	7.00%	09/01/2033	825	827,204
Long Beach (City of), CA (Green Bonds); Series 2017 B, RB(b)	5.00%	05/15/2043	4,000	4,160,800
Long Beach Unified School District (Election of 2016); Series 2023 C, GO Bonds	4.00%	08/01/2050	5,500	5,501,456
Los Angeles (City of), CA Department of Airports; Series 2021 A, Ref. RB(b)	5.00%	05/15/2051	8,150	8,530,499
Series 2021 D, Ref. RB(b)	4.00%	05/15/2051	25,375	23,890,124
Series 2022 A, RB(b)	4.00%	05/15/2049	18,575	17,670,334
Series 2022 H, RB(b)	5.25%	05/15/2047	8,000	8,618,010
Series 2022 H, RB(b)	5.00%	05/15/2052	4,490	4,705,779
Series 2022, RB(b)(k)	5.00%	05/15/2047	25,205	25,732,843
Series 2022, RB(b)(k)	5.00%	05/15/2048	30,000	31,059,240
Los Angeles (City of), CA Department of Airports (Green Bonds); Series 2022 G, RB(b)	5.00%	05/15/2052	4,485	4,700,538
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport);
Series 2018 A, RB(b)	5.00%	05/15/2035	1,000	1,061,278
Series 2018 A, RB(b)	5.00%	05/15/2036	1,385	1,464,575
Morongo Band of Mission Indians (The); Series 2018 A, RB(c)	5.00%	10/01/2042	4,500	4,505,270
Placer (County of), CA (Placer Corporate Center Assessment District No. 1); Series 2000, RB	6.50%	09/02/2030	45	45,573
Placer (County of), CA Community Facilities District;
Series 2021, RB	4.00%	09/01/2046	2,450	2,200,928
Series 2021, RB	4.00%	09/01/2051	3,270	2,832,744
Regents of the University of California Medical Center;
Series 2007 B-1, Ref. VRD RB(m)	0.01%	05/15/2032	15,480	15,480,000
Series 2022 P, RB	4.00%	05/15/2053	9,500	9,387,838
Regional Airports Improvement Corp. (Los Angeles International Airport - Continental Airlines, Inc. Cargo Facilities); Series 1994, RB(b)	9.25%	08/01/2024	1,615	1,622,555
Sacramento (City of), CA (Convention Center Complex); Series 2018 A, RB	5.00%	06/01/2048	10,000	10,424,333
San Diego (County of), CA Regional Airport Authority; Series 2021 B, RB(b)	4.00%	07/01/2040	8,750	8,709,305
Series 2021 B, RB (INS - AGM)(b)(h)	4.00%	07/01/2051	16,750	15,999,161
Series 2021 B, RB(b)	4.00%	07/01/2056	14,145	12,957,092
Series 2021 B, RB(b)	5.00%	07/01/2056	15,180	15,691,425
Series 2023 B, RB(b)	5.00%	07/01/2048	5,000	5,284,108
Series 2023 B, RB(b)	5.00%	07/01/2053	15,000	15,698,833
Series 2023 B, RB(b)	5.25%	07/01/2058	20,000	21,358,780
San Diego Unified School District (Election of 2022); Series 2023, GO Bonds	4.00%	07/01/2053	17,000	16,936,010
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport); Second Series 2022 A, Ref. RB(b)	4.00%	05/01/2052	5,750	5,362,740
Series 2014 A, RB(b)	5.00%	05/01/2044	14,100	14,114,192
Series 2016, RB(b)	5.00%	05/01/2046	20,630	20,893,829
Series 2019 A, RB(b)	5.00%	05/01/2044	10,020	10,445,901
Series 2019 A, RB(b)	5.00%	05/01/2049	90,485	93,429,979
Series 2019 E, RB(b)	4.00%	05/01/2050	15,155	14,157,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Silicon Valley Tobacco Securitization Authority (Santa Clara); Series 2007 A, RB(l)	0.00%	06/01/2036	$60,785	$ 31,136,472
Series 2007 A, RB(l)	0.00%	06/01/2047	58,990	15,976,332
Series 2007 B, RB(l)	0.00%	06/01/2047	13,505	3,535,830
Series 2007 C, RB(l)	0.00%	06/01/2056	61,600	6,598,142
Stockton Unified School District (Election of 2008); Series 2011 D, GO Bonds (INS - AGM)(h)(l)	0.00%	08/01/2037	6,245	3,780,465
Series 2011 D, GO Bonds (INS - AGM)(h)(l)	0.00%	08/01/2038	12,115	6,964,756
Series 2011 D, GO Bonds (INS - AGM)(h)(l)	0.00%	08/01/2041	14,735	7,193,690
Series 2011 D, GO Bonds (INS - AGM)(h)(l)	0.00%	08/01/2043	17,145	7,580,334
Sweetwater Union High School District; Series 2022, GO Bonds(k)	5.00%	08/01/2052	47,500	51,815,945
University of California;
Series 2021 BH, Ref. RB	4.00%	05/15/2051	3,000	2,973,432
Series 2022 BK, RB(k)(n)	5.00%	05/15/2052	40,000	44,241,160
West County Facilities Financing Authority (Green Bonds); Series 2021, RB	4.00%	06/01/2051	7,000	6,925,520
				1,024,158,073

Colorado–9.21%
3rd and Havana Metropolitan District; Series 2020 A, GO Bonds	4.50%	12/01/2030	2,325	2,180,044
Series 2020 A, GO Bonds	5.25%	12/01/2049	5,200	4,508,500
Series 2020 B, GO Bonds	7.75%	12/15/2049	1,925	1,799,170
Amber Creek Metropolitan District;
Series 2017 A, Ref. GO Bonds	5.13%	12/01/2047	1,029	917,378
Series 2017 B, GO Bonds	7.75%	12/15/2047	464	426,972
Arista Metropolitan District; Series 2023 B, Ref. GO Bonds	8.25%	12/15/2039	10,000	10,383,344
Aspen Street Metropolitan District; Series 2021 A, GO Bonds	5.13%	12/01/2050	1,075	894,901
Aurora Crossroads Metropolitan District No. 2; Series 2020 A, GO Bonds	5.00%	12/01/2050	2,625	2,444,222
Series 2020 B, GO Bonds	7.75%	12/15/2050	4,500	4,325,179
Series 2023 C, GO Bonds	8.00%	12/15/2053	6,653	6,177,786
Aurora Highlands Community Authority Board; Series 2021 A, Ref. RB	5.75%	12/01/2051	25,000	23,317,325
Banning Lewis Ranch Metropolitan District No. 4; Series 2018 A, GO Bonds	5.75%	12/01/2048	3,231	3,258,319
Banning Lewis Ranch Metropolitan District No. 5;
Series 2018 A, GO Bonds	5.75%	12/01/2048	2,195	2,213,559
Series 2018 B, GO Bonds	8.00%	12/15/2048	500	492,289
Base Village Metropolitan District No. 2;
Series 2016 A, Ref. GO Bonds	5.75%	12/01/2046	3,100	3,103,083
Series 2016 B, Ref. GO Bonds	6.50%	12/15/2048	3,500	2,318,160
Baseline Metropolitan District No. 1; Series 2021 B, GO Bonds	7.50%	12/15/2051	2,190	2,059,939
Bella Mesa Metropolitan District; Series 2020 A, GO Bonds(c)(j)	6.75%	12/01/2049	3,785	3,385,672
Belleview Village Metropolitan District; Series 2020, GO Bonds	4.95%	12/01/2050	870	766,442
Berthoud-Heritage Metropolitan District No. 1; Series 2019, RB	5.63%	12/01/2048	3,000	3,003,644
BNC Metropolitan District No. 1; Series 2017 B, GO Bonds	7.38%	12/15/2047	461	450,148
Board of Governors of Colorado State University System; Series 2015 A, RB	4.13%	03/01/2055	6,300	6,234,847
Brighton Crossing Metropolitan District No. 4; Series 2017 B, GO Bonds	7.00%	12/15/2047	670	641,029
Brighton Crossing Metropolitan District No. 6; Series 2020 A, GO Bonds	5.00%	12/01/2050	2,000	1,782,815
Bristol Metropolitan District; Series 2022 B, GO Bonds	7.50%	12/15/2050	766	772,239
Broadway Station Metropolitan District No. 3; Series 2019, GO Bonds	5.00%	12/01/2049	1,750	1,410,872
Buffalo Ridge Metropolitan District; Series 2018 B, GO Bonds	7.38%	12/15/2047	1,239	1,231,287
Canyons Metropolitan District No. 3; Series 2021, GO Bonds	5.50%	12/01/2051	15,270	13,546,504
Canyons Metropolitan District No. 5; Series 2017 A, Ref. GO Bonds	6.13%	12/01/2047	4,500	4,514,109
Canyons Metropolitan District No. 6; Series 2017 A, Ref. GO Bonds	6.13%	12/01/2047	2,000	2,003,980
Castleview Metropolitan District No. 1; Series 2021 A, GO Bonds	5.00%	12/01/2050	4,720	3,943,316
Centerra Metropolitan District No. 1 (In the City of Loveland);
Series 2020 A, Ref. GO Bonds	5.00%	12/01/2051	4,000	3,714,046
Series 2022, RB	6.50%	12/01/2053	6,850	7,036,807
Cielo Metropolitan District; Series 2021, GO Bonds	5.25%	12/01/2050	2,500	2,117,696

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
City Center West Commercial Metropolitan District;
Series 2020 A, Ref. GO Bonds	7.00%	12/01/2049	$3,978	$ 3,994,753
Series 2020 B, GO Bonds	9.00%	12/15/2049	581	581,955
Clear Creek Transit Metropolitan District No. 2; Series 2021 A, GO Bonds	5.00%	12/01/2041	575	542,791
Series 2021 A, GO Bonds	5.00%	12/01/2050	1,000	892,650
Series 2021 B, GO Bonds	7.90%	12/15/2050	1,165	1,087,385
Colliers Hill Metropolitan District No. 1; Series 2019 B, Ref. GO Bonds	8.00%	12/15/2048	1,496	1,439,335
Colliers Hill Metropolitan District No. 2; Series 2022, Ref. GO Bonds	5.75%	12/15/2047	2,250	2,201,924
Colorado (State of) Health Facilities Authority (Aberdeen Ridge); Series 2021 A, RB	5.00%	05/15/2044	2,250	1,560,127
Series 2021 A, RB	5.00%	05/15/2049	3,000	1,967,374
Series 2021 A, RB	5.00%	05/15/2058	8,500	5,296,680
Colorado (State of) Health Facilities Authority (CommonSpirit Health); Series 2019 A-2, Ref. RB	5.00%	08/01/2044	5,190	5,416,124
Colorado (State of) Health Facilities Authority (Intermountain Healthcare); Series 2022 A, Ref. RB	4.00%	05/15/2052	22,500	21,921,340
Colorado (State of) Health Facilities Authority (Volunteers of America Care); Series 2007 A, RB	5.30%	07/01/2037	340	273,196
Colorado (State of) International Center Metropolitan District No. 3; Series 2018 B, GO Bonds	7.50%	12/15/2038	769	759,068
Colorado (State of) International Center Metropolitan District No. 8; Series 2020, GO Bonds	6.50%	12/01/2050	15,000	14,246,269
Colorado Crossing Metropolitan District No. 2;
Series 2020 A-2, GO Bonds	5.00%	12/01/2050	7,705	6,501,005
Series 2020 B, GO Bonds(c)	7.50%	12/15/2050	3,490	3,189,980
Copper Ridge Metropolitan District;
Series 2019, RB	5.00%	12/01/2039	4,250	4,093,737
Series 2019, RB	5.00%	12/01/2043	2,750	2,574,637
Country Club Highlands Metropolitan District; Series 2007, GO Bonds(i)	7.25%	12/01/2037	1,025	943,000
Creekside Village Metropolitan District; Series 2019 A, GO Bonds	5.00%	12/01/2039	1,260	1,245,348
Series 2019 A, GO Bonds	5.00%	12/01/2049	2,118	2,006,437
Series 2019, GO Bonds	7.75%	12/15/2049	568	538,262
Denver (City & County of), CO; Series 2018 A, Ref. RB(b)	5.00%	12/01/2035	1,010	1,070,808
Series 2018 A, Ref. RB(b)	5.25%	12/01/2048	7,410	7,707,059
Series 2021 A, RB	4.00%	08/01/2051	10,000	9,726,572
Series 2022 A, RB(b)	5.50%	11/15/2038	1,795	2,055,048
Series 2022 A, RB(b)(k)	5.00%	11/15/2047	15,000	15,877,140
Series 2022 A, RB(b)	4.13%	11/15/2053	7,000	6,621,108
Series 2022 A, RB(b)	5.50%	11/15/2053	3,000	3,282,616
Series 2022 D, Ref. RB(b)(k)	5.75%	11/15/2045	10,000	11,324,770
Series 2022 D, Ref. RB(b)	5.00%	11/15/2053	3,880	4,065,028
Series 2022, RB(k)	4.00%	08/01/2051	18,990	18,470,760
Series 2022, RB(b)(k)	5.00%	11/15/2053	41,500	43,479,052
Denver (City & County of), CO (United Airlines, Inc.); Series 2017, Ref. RB(b)	5.00%	10/01/2032	56,185	56,180,966
Denver Gateway Center Metropolitan District;
Series 2018 A, GO Bonds	5.50%	12/01/2038	1,330	1,239,826
Series 2018 A, GO Bonds	5.63%	12/01/2048	2,130	1,882,919
Denver International Business Center Metropolitan District No. 1; Series 2019 B, GO Bonds	6.00%	12/01/2048	2,290	2,311,108
Dinosaur Ridge Metropolitan District; Series 2019 A, Ref. RB	5.00%	06/01/2049	1,145	1,064,962
Dominion Water & Sanitation District; Series 2022, Ref. RB	5.88%	12/01/2052	20,000	20,178,606
E-86 Metropolitan District; Series 2021 A, GO Bonds	5.13%	12/01/2051	1,015	870,105
Eagle County School District No. Re50J; Series 2021, COP (INS - AGM)(h)	4.00%	12/01/2051	7,105	6,777,791
Elbert & Highway 86 Commercial Metropolitan District; Series 2021 A, Ref. GO Bonds(c)	5.00%	12/01/2041	1,700	1,590,144
Series 2021 A, Ref. GO Bonds(c)	5.00%	12/01/2051	2,000	1,744,483
Series 2021 B, GO Bonds(c)	8.00%	12/15/2051	1,910	1,767,432
Elbert (County of), CO Highway 86 Metropolitan District; Series 2016, Ref. GO Bonds(c)	5.75%	12/01/2046	2,700	2,701,827
Erie Commons Metropolitan District No. 2; Series 2019 B, Ref. GO Bonds	6.95%	12/15/2054	3,100	2,958,071
Evan’s Place Metropolitan District; Series 2020 A, GO Bonds	5.00%	12/01/2050	1,575	1,464,452
First Creek Village Metropolitan District; Series 2019 B, GO Bonds	6.75%	08/01/2049	515	518,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Fitzsimons Village Metropolitan District No. 1; Series 2020, Ref. GO Bonds	5.00%	12/01/2049	$1,033	$ 945,032
Fitzsimons Village Metropolitan District No. 3; Series 2021 A-2, GO Bonds	7.00%	12/01/2041	7,875	6,299,957
Flying Horse Metropolitan District No. 3; Series 2019, Ref. GO Bonds(c)	6.00%	12/01/2049	2,965	2,929,836
Forest Trace Metropolitan District No 3; Series 2023 B, GO Bonds(c)	9.00%	12/15/2047	1,046	1,064,515
Forest Trace Metropolitan District No. 3; Series 2020 B, GO Bonds	7.88%	12/15/2049	933	937,450
Geos Neighborhood Metropolitan District; Series 2021, GO Bonds(j)	6.13%	12/01/2050	3,075	2,790,276
Grand Junction (City of), CO Dos Rios General Improvement District; Series 2021, RB(c)	4.75%	12/01/2051	3,000	2,405,290
Green Gables Metropolitan District No 2; Series 2023 B, GO Bonds(c)	8.25%	12/15/2053	2,983	3,135,521
Green Valley Ranch East Metropolitan District No. 6; Series 2020 A, GO Bonds	5.88%	12/01/2050	3,325	3,342,036
Haskins Station Metropolitan District; Series 2019 A, GO Bonds	5.00%	12/01/2049	925	834,626
Highlands-Mead Metropolitan District;
Series 2020 B, GO Bonds(c)	7.75%	12/15/2050	515	489,116
Series 2020, GO Bonds	5.13%	12/01/2050	1,395	1,290,169
HM Metropolitan District No. 2; Series 2021, GO Bonds(j)	5.75%	12/01/2051	24,038	13,762,402
Home Place Metropolitan District; Series 2020 A, GO Bonds	5.75%	12/01/2050	2,340	2,344,660
Hunters Overlook Metropolitan District No. 5; Series 2019 B, GO Bonds	8.50%	12/15/2049	1,825	1,759,656
Hunting Hill Metropolitan District; Series 2018, Ref. GO Bonds	5.63%	12/01/2048	5,004	5,017,955
Interquest South Business Improvement District; Series 2017, GO Bonds	5.00%	12/01/2047	1,365	1,277,411
Jefferson (County of), CO Center Metropolitan District No. 1; Series 2020 B, Ref. RB	5.75%	12/15/2050	9,909	9,907,262
Johnstown North Metropolitan District No. 2;
Series 2022 A, GO Bonds	7.00%	08/15/2052	3,015	3,107,145
Series 2022 B, GO Bonds	9.13%	09/01/2052	2,000	2,068,683
Jones District Community Authority Board; Series 2020 A, RB(j)	5.75%	12/01/2050	6,800	6,189,645
Karl’s Farm Metropolitan District No. 2; Series 2020 A, GO Bonds(c)	5.63%	12/01/2050	1,695	1,633,879
Karl’s Farm Metropolitan District No. 3; Series 2021, GO Bonds	5.75%	12/01/2051	6,295	5,645,221
Kinston Metropolitan District No. 5;
Series 2020 A, GO Bonds	5.13%	12/01/2050	3,900	3,344,785
Series 2020 B, GO Bonds	7.50%	12/15/2052	3,850	3,581,101
Lanterns Metropolitan District No 3; Series 2023 A-1, GO Bonds	7.25%	12/01/2053	3,500	3,713,958
Series 2023 A-2, GO Bonds(j)	8.00%	12/01/2053	3,645	2,700,423
Series 2023 B, GO Bonds	9.25%	12/15/2053	2,175	2,295,554
Ledge Rock Center Commercial Metropolitan District; Series 2022 A, GO Bonds(c)	7.00%	11/01/2052	7,000	7,057,984
Series 2022 A, GO Bonds(c)	7.38%	11/01/2052	10,830	11,013,922
Series 2022 B, GO Bonds(c)	9.25%	12/01/2052	9,189	9,374,301
Liberty Draw Metropolitan District No. 6; Series 2023, GO Bonds	7.25%	12/01/2053	2,800	2,853,099
Lochbuie Station Residential Metropolitan District;
Series 2020 A, GO Bonds	5.75%	12/01/2050	1,185	1,188,529
Series 2020 B, GO Bonds	8.00%	12/15/2050	521	500,109
Meadowlark Metropolitan District;
Series 2020 A, GO Bonds	5.13%	12/01/2050	750	695,581
Series 2020 B, GO Bonds	7.63%	12/15/2050	607	578,380
Midtown Clear Creek Metropolitan District; Series 2023 B, Ref. GO Bonds	8.00%	12/15/2053	790	816,729
Millers Landing Business Improvement District;
Series 2018 A, RB(c)	6.00%	12/01/2048	7,845	7,637,031
Series 2018 B, RB(c)	8.00%	12/01/2048	2,185	1,999,626
Mirabelle Metropolitan District No. 2; Series 2020 B, GO Bonds	7.38%	12/15/2049	1,473	1,388,057
Morgan Hill Metropolitan District No. 3; Series 2021 B, GO Bonds	6.38%	12/15/2051	1,460	1,390,561
Mountain Shadows Metropolitan District; Series 2016, Ref. GO Bonds	5.00%	12/01/2046	1,000	960,872
Mountain Sky Metropolitan District; Series 2020 A, GO Bonds	5.00%	12/01/2049	980	920,593
Mulberry Metropolitan District No. 2;
Series 2022 B, GO Bonds	9.00%	12/15/2052	2,500	2,578,294
Series 2022, RB	7.00%	12/01/2034	5,000	5,218,727
Murata Farms Residential Metropolitan District; Series 2022, GO Bonds	6.13%	12/01/2051	4,205	3,934,578
North Holly Metropolitan District; Series 2018 A, GO Bonds	5.50%	12/01/2048	1,760	1,760,269
North Range Metropolitan District No. 3; Series 2020 A, GO Bonds	5.25%	12/01/2050	7,320	7,273,798
Painted Prairie Public Improvement Authority; Series 2019, RB	5.00%	12/01/2049	17,000	15,924,799
Parker Automotive Metropolitan District; Series 2023 B, Ref. GO Bonds	8.25%	12/15/2037	2,230	2,273,396

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Penrith Park Metropolitan District;
Series 2019 A, GO Bonds	5.00%	12/01/2049	$1,705	$ 1,624,315
Series 2019 B, GO Bonds	8.75%	12/15/2049	900	867,532
Pinon Pines Metropolitan District No. 2; Series 2020, GO Bonds	5.00%	12/01/2050	1,195	1,107,975
Platte River Metropolitan District; Series 2023 A, Ref. GO Bonds(c)	6.50%	08/01/2053	8,565	8,876,333
Prairie Farm Metropolitan District;
Series 2018 A, GO Bonds	5.25%	12/01/2048	2,286	2,305,849
Series 2018 B, GO Bonds	7.38%	12/15/2048	1,270	1,273,007
Pronghorn Valley Metropolitan District; Series 2021 A, GO Bonds	4.00%	12/01/2051	650	508,560
Pueblo Urban Renewal Authority (Evraz); Series 2021, RB(c)	4.75%	12/01/2045	5,375	3,655,000
PV-ERU Holding Trust; Series 2019, RB(i)(l)	0.00%	02/14/2039	12,585	2,642,850
Raindance Metropolitan District No. 2; Series 2019 B, GO Bonds	7.50%	12/15/2049	2,285	2,153,439
Remuda Ranch Metropolitan District;
Series 2020 A, GO Bonds	5.00%	12/01/2050	2,300	2,129,484
Series 2020 B, GO Bonds	7.63%	12/15/2050	573	540,638
Rendezvous Metropolitan District No. 4; Series 2018 A, GO Bonds	5.63%	12/01/2048	4,340	4,352,103
Revere at Johnstown Metropolitan District No. 3;
Series 2024 A, GO Bonds	7.00%	12/01/2053	2,337	2,366,864
Series 2024 B, GO Bonds	9.00%	12/15/2053	676	683,481
Ridgeline Vista Metropolitan District; Series 2021 A, GO Bonds	5.25%	12/01/2060	1,000	892,535
Ritoro Metropolitan District; Series 2019 A, GO Bonds	5.00%	12/01/2049	1,986	1,913,531
Riverwalk Metropolitan District No. 2;
Series 2022 A, RB	5.00%	12/01/2052	4,000	3,601,464
Series 2022 B, RB	7.75%	12/15/2052	5,000	4,751,469
Rudolph Farms Metropolitan District No. 6; Series 2022 A, GO Bonds	6.50%	06/01/2052	23,575	23,691,187
Sabell Metropolitan District;
Series 2020 A, GO Bonds(c)	5.00%	12/01/2050	1,060	974,497
Series 2020 B-3, GO Bonds(c)	8.25%	12/15/2050	605	580,024
Santa Fe Park Authority;
Series 2023 A, RB	7.25%	12/01/2053	7,150	7,209,755
Series 2023 B, RB	9.25%	12/15/2053	891	897,274
Second Creek Farm Metropolitan District No. 3; Series 2019 A, GO Bonds	5.00%	12/01/2049	6,195	5,868,686
Series 2019 B, GO Bonds	7.63%	12/15/2049	1,696	1,607,147
Series 2021 C, GO Bonds(c)	7.63%	12/15/2052	8,288	7,643,618
Settler’s Crossing Metropolitan District No. 1; Series 2020 B, GO Bonds	7.63%	12/15/2050	598	567,935
Settler’s Crossing Metropolitan District No. 1 (Senior Bonds); Series 2020 A, GO Bonds(c)	5.13%	12/01/2050	1,630	1,501,211
Sheridan Station West Metropolitan District; Series 2022 B3, GO Bonds	7.00%	12/15/2051	1,614	1,617,955
Silverstone Metropolitan District No. 3; Series 2023, GO Bonds	7.75%	12/01/2045	9,155	9,399,991
Sky Ranch Community Authority Board; Series 2019 B, RB	7.63%	12/15/2049	720	742,883
Series 2019, RB	5.00%	12/01/2049	2,820	2,815,825
Series 2022 A, RB	5.75%	12/01/2052	5,000	4,890,245
Series 2022 B, RB	8.75%	12/15/2052	6,367	6,323,531
South Aurora Regional Improvement Authority; Series 2018, RB	6.25%	12/01/2057	2,815	2,781,014
South Timnath Metropolitan District No. 1;
Series 2019 A, GO Bonds	5.50%	12/01/2048	1,000	856,926
Series 2019 B, GO Bonds	8.00%	12/15/2048	2,208	1,941,611
Southglenn Metropolitan District; Series 2016, Ref. GO Bonds	5.00%	12/01/2036	810	800,796
Spring Hill Metropolitan District No. 3; Series 2022 B, GO Bonds(c)	9.50%	12/15/2045	3,464	3,559,882
Spring Valley Metropolitan District No. 3;
Series 2020 A, GO Bonds	5.00%	12/01/2049	1,360	1,295,641
Series 2020 B, GO Bonds	8.50%	12/15/2049	656	630,599
Spring Valley Metropolitan District No. 4;
Series 2020 A, GO Bonds	5.13%	12/01/2050	1,775	1,594,477
Series 2020 B, GO Bonds	7.63%	12/15/2050	2,810	2,619,820
STC Metropolitan District No. 2; Series 2019 B, GO Bonds	8.00%	12/15/2049	3,954	3,716,168

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Sterling Ranch Community Authority Board; Series 2020 B, RB	7.13%	12/15/2050	$708	$ 708,168
Series 2022 A, Ref. RB	6.75%	12/01/2053	27,225	28,462,850
Series 2023, RB	8.38%	12/15/2054	7,500	7,609,976
Sweetgrass Metropolitan District No. 2; Series 2022 B, Ref. GO Bonds	7.50%	12/15/2049	1,175	1,181,728
Tailholt Metropolitan District No. 3; Series 2018 A, GO Bonds	6.00%	12/01/2048	7,550	7,564,216
Talon Pointe Metropolitan District; Series 2019 A, Ref. GO Bonds	5.25%	12/01/2051	2,150	1,652,056
Three Springs Metropolitan District No. 1; Series 2020 B, Ref. GO Bonds	7.13%	12/15/2050	1,685	1,569,478
Timnath Ranch Metropolitan District No. 4; Series 2018 A, GO Bonds	5.25%	12/01/2037	1,500	1,507,022
Series 2018 A, GO Bonds	5.38%	12/01/2047	1,900	1,876,979
Series 2018 B, GO Bonds	7.75%	12/15/2047	953	928,744
Trails at Crowfoot Metropolitan District No. 3; Second Series 2019 A, GO Bonds	5.00%	12/01/2049	2,000	1,924,293
Trails Metropolitan District; Series 2021, GO Bonds	5.00%	12/01/2051	6,999	6,041,248
Transport Metropolitan District No. 3;
Series 2021 A-1, GO Bonds	5.00%	12/01/2051	4,000	3,310,580
Series 2021 A-2, GO Bonds(j)	5.50%	12/01/2051	3,000	2,340,551
Two Bridges Metropolitan District;
Series 2018 A, GO Bonds	5.63%	08/01/2048	1,590	1,595,689
Series 2018 B, GO Bonds	7.88%	08/01/2048	508	490,482
Uplands Metropolitan District No. 1; Series 2023 A, GO Bonds	7.50%	09/01/2053	7,970	8,244,618
Village at Dry Creek Metropolitan District No. 2 (The); Series 2019, GO Bonds	4.38%	12/01/2044	1,170	1,135,987
Village at Southgate Metropolitan District; Series 2018 A, GO Bonds(c)	5.63%	12/01/2048	1,363	1,365,429
Waterfall Metropolitan District No. 1; Series 2022 B, Ref. GO Bonds	8.25%	12/01/2052	985	987,418
Westcreek Metropolitan District No. 2; Series 2019 A, GO Bonds	5.38%	12/01/2048	1,300	1,267,726
White Buffalo Metropolitan District No. 3;
Series 2020, GO Bonds	5.50%	12/01/2050	2,785	2,688,837
Series 2023, GO Bonds	8.00%	12/15/2035	3,380	3,382,041
Wild Plum Metropolitan District;
Series 2019 A, GO Bonds(d)(e)	5.00%	12/01/2024	600	625,439
Series 2019 B, GO Bonds(c)(d)(e)	7.75%	12/01/2024	504	533,603
Willow Bend Metropolitan District; Series 2019 B, GO Bonds	7.63%	12/15/2049	755	714,674
Willow Springs Metropolitan District; Series 2019 B, GO Bonds	7.75%	12/15/2049	650	614,000
Windler Public Improvement Authority; Series 2021 A-1, RB	4.13%	12/01/2051	5,000	2,644,573
Woodmen Heights Metropolitan District No. 2; Series 2020 B-1, Ref. GO Bonds	6.25%	12/15/2040	1,752	1,688,237
				856,764,221

Connecticut–0.21%
Connecticut (State of) Health & Educational Facilities Authority (Nuvance Health);
Series 2019 A, Ref. RB	4.00%	07/01/2041	3,870	3,622,682
Series 2019 A, Ref. RB	4.00%	07/01/2049	3,000	2,703,672
Connecticut (State of) Health & Educational Facilities Authority (Yale University); Series 2001
V-1, VRD RB(m)	2.60%	07/01/2036	10,150	10,150,000
Georgetown (City of), CT Special Taxing District; Series 2006 A, GO Bonds(g)(i)	5.13%	10/01/2036	470	56,400
Mashantucket Western Pequot Tribe; Series 2013, RB(g)	6.05%	07/01/2031	13,420	2,985,951
				19,518,705

District of Columbia–2.93%
District of Columbia (Green Bonds); Series 2022 A, RB(b)	5.50%	02/28/2037	1,850	2,183,296
District of Columbia Tobacco Settlement Financing Corp.; Series 2001, RB	6.75%	05/15/2040	32,000	33,001,283
Series 2006 C, RB(l)	0.00%	06/15/2055	850,680	95,238,050
Series 2006 D, RB(l)	0.00%	06/15/2055	555,000	55,889,887
Metropolitan Washington Airports Authority; Series 2016 A, Ref. RB(b)	4.00%	10/01/2035	11,530	11,585,343
Series 2018 A, Ref. RB(b)	5.00%	10/01/2048	1,810	1,861,702
Series 2019 A, Ref. RB(b)	5.00%	10/01/2044	3,500	3,641,870
Series 2019 A, Ref. RB(b)	5.00%	10/01/2049	16,585	17,122,394
Series 2021 A, Ref. RB(b)	4.00%	10/01/2051	15,800	14,772,973

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
District of Columbia–(continued)
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement); Series 2019 B, Ref. RB	4.00%	10/01/2053	$10,000	$ 9,224,828
Washington (State of) Metropolitan Area Transit Authority; Series 2023 A, RB(k)	5.25%	07/15/2053	25,000	27,676,625
				272,198,251

Florida–8.70%
Amelia Concourse Community Development District;
Series 2007, RB	5.75%	05/01/2038	795	773,930
Series 2016, RB	6.00%	05/01/2047	1,790	1,818,733
Amelia Concourse Community Development District (Capital Improvement); Series 2019 A, RB	5.65%	05/01/2049	2,400	2,442,193
Arlington Ridge Community Development District; Series 2006 A, RB	5.50%	05/01/2036	1,565	1,565,789
Avenir Community Development District (Assessment Area No. 3 - Master Infrastructure);
Series 2023, RB	5.38%	05/01/2043	3,235	3,258,714
Series 2023, RB	5.63%	05/01/2054	4,000	4,057,740
Babcock Ranch Community Independent Special District; Series 2022, RB	5.00%	05/01/2053	1,500	1,431,321
Black Creek Community Development District (Expansion Area); Series 2022, RB	5.63%	06/15/2052	1,500	1,530,688
Bradbury Community Development District;
Series 2023, RB	5.25%	05/01/2043	1,500	1,512,916
Series 2023, RB	5.50%	05/01/2053	2,505	2,529,202
Broward (County of), FL; Series 2017, RB(b)	5.00%	10/01/2047	8,205	8,387,746
Series 2019 A, RB	5.00%	09/01/2049	8,605	8,942,579
Series 2019 A, RB(b)	4.00%	10/01/2049	12,505	11,743,667
Series 2019 B, RB(b)	4.00%	09/01/2049	15,500	14,549,318
Broward (County of), FL (Convention Center Expansion); Series 2021, RB	4.00%	09/01/2051	15,000	14,232,345
Buckeye Park Community Development District; Series 2008 A, RB	7.88%	05/01/2038	880	880,144
Capital Trust Agency, Inc. (Advantage Academy of Hillsborough);
Series 2019 A, RB	5.00%	12/15/2049	1,545	1,484,591
Series 2019 A, RB	5.00%	12/15/2054	1,085	1,028,709
Capital Trust Agency, Inc. (Atlantic Housing Foundation Property); Series 2017 B, RB	6.00%	07/01/2042	2,760	2,191,138
Capital Trust Agency, Inc. (Elim Senior Housing, Inc.);
Series 2017, RB(c)	5.63%	08/01/2037	1,025	834,191
Series 2017, RB(c)	5.88%	08/01/2052	3,925	2,888,363
Capital Trust Agency, Inc. (Florida Charter Educational Foundation, Inc.);
Series 2018 A, RB(c)	5.38%	06/15/2038	850	838,681
Series 2018 A, RB(c)	5.38%	06/15/2048	1,590	1,492,581
Capital Trust Agency, Inc. (Franklin Academy); Series 2020, RB(c)	5.00%	12/15/2055	6,800	5,705,057
Capital Trust Agency, Inc. (Paragon Academy of Technology and Sunshine Elementary Charter School);
Series 2019 A, RB(c)	5.75%	06/01/2054	3,735	3,208,796
Series 2019 B, RB(c)	6.00%	06/01/2028	330	314,063
Capital Trust Agency, Inc. (Viera Charter Schools, Inc.);
Series 2017 A, RB(c)	5.00%	10/15/2047	1,100	1,038,805
Series 2017 A, RB(c)	5.00%	10/15/2052	755	700,850
Capital Trust Authority (Imagine School At West Pasco Project);
Series 2023, RB(c)	6.50%	12/15/2053	1,315	1,344,430
Series 2023, RB(c)	6.50%	12/15/2058	2,100	2,135,351
Carlton Lakes Community Development District;
Series 2015, RB	5.63%	11/01/2036	760	777,515
Series 2015, RB	5.75%	11/01/2047	1,855	1,880,736
Center Lake Ranch West Community Development District; Series 2023, RB	6.00%	05/01/2054	2,500	2,578,401
Chapel Creek Community Development District; Series 2006 A, RB(g)(i)	5.50%	05/01/2038	4,185	2,803,950
Charlotte (County of), FL Industrial Development Authority (Town & Country Utilities);
Series 2021, RB(b)(c)	4.00%	10/01/2041	1,500	1,321,701
Series 2021, RB(b)(c)	4.00%	10/01/2051	5,000	4,038,825
Clearwater Cay Community Development District; Series 2006 A, RB (Acquired 02/16/2010; Cost $8,262,441)(f)(g)(i)	5.50%	05/01/2037	13,074	7,452,213
Collier (County of), FL Industrial Development Authority (Gulf Coast Academy South);
Series 2017 A, RB(c)	5.00%	12/01/2037	1,150	1,134,181
Series 2017 A, RB(c)	5.00%	12/01/2047	1,875	1,739,683

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Creekside Community Development District; Series 2006, RB(g)(i)	5.20%	05/01/2038	$1,690	$794,300
CrossCreek Community Development District;
Series 2007 A, RB	5.60%	05/01/2039	5	5,002
Series 2016 A, RB	5.60%	05/01/2037	75	75,468
Crosswinds East Community Development District (Assessment Area One);
Series 2024, RB	5.50%	05/01/2044	1,000	1,008,520
Series 2024, RB	5.75%	05/01/2054	1,230	1,235,525
Escambia (County of), FL Health Facilities Authority; Series 2020, Ref. RB	4.00%	08/15/2050	7,000	6,055,812
Florida Development Finance Corp. (Central Charter School); Series 2022, Ref. RB(c)	6.00%	08/15/2057	3,250	3,190,086
Florida Development Finance Corp. (Florida Charter Foundation, Inc.); Series 2016 A, RB(c)	5.00%	07/15/2046	6,045	5,643,635
Florida Development Finance Corp. (Learning Gate Community School);
Series 2018 A, Ref. RB	5.00%	02/15/2038	300	303,570
Series 2018 A, Ref. RB	5.00%	02/15/2048	985	988,656
Florida Development Finance Corp. (Virgin Trains USA Passenger Rail);
Series 2019 A, Ref. RB(b)(c)(e)	6.38%	01/01/2026	13,000	12,986,381
Series 2019 A, Ref. RB(b)(c)(e)	6.50%	01/01/2029	14,305	14,286,087
Glades Correctional Development Corp.; Series 2017 A, RB (Acquired 03/07/2006-12/12/2011; Cost $4,209,209)(f)	7.00%	03/01/2030	4,209	2,525,525
Series 2017 B, RB (Acquired 03/07/2006-12/12/2011; Cost $59,638)(f)(l)	0.00%	03/01/2030	2,393	239,293
Greater Orlando Aviation Authority;
Series 2017 A, RB(b)	4.00%	10/01/2052	25,100	23,205,705
Series 2019 A, RB(b)	4.00%	10/01/2044	13,180	12,860,103
Series 2019 A, RB(b)	5.00%	10/01/2044	3,370	3,506,601
Series 2019 A, RB(b)	4.00%	10/01/2049	16,490	15,582,930
Series 2019 A, RB(b)	5.00%	10/01/2049	9,980	10,303,376
Series 2022 A, RB(b)	5.00%	10/01/2046	18,985	20,062,329
Highland Meadows Community Development District; Series 2006 A, RB	5.50%	05/01/2036	270	270,152
Hillsborough (County of), FL Aviation Authority; Series 2022, RB(b)(k)	5.00%	10/01/2047	10,000	10,520,840
Hillsborough (County of), FL Aviation Authority (Tampa International Airport);
Series 2018 E, RB(b)	5.00%	10/01/2043	3,120	3,231,205
Series 2022 A, RB(b)	4.00%	10/01/2052	9,510	8,850,330
Indigo Community Development District; Series 2005, RB(i)	5.75%	05/01/2036	2,775	1,998,302
JEA Water & Sewer System;
Series 2024 A, Ref. RB	5.25%	10/01/2049	7,500	8,417,867
Series 2024 A, Ref. RB	5.50%	10/01/2054	10,000	11,357,942
Lake (County of), FL (Imagine South Lake Charter School Program);
Series 2019, RB(c)	5.00%	01/15/2049	820	759,516
Series 2019, RB(c)	5.00%	01/15/2054	635	574,894
Lake (County of), FL (Lakeside at Waterman Village); Series 2020 A, Ref. RB	5.75%	08/15/2055	2,000	1,827,313
Lake (County of), FL (Village Veranda at Lady Lake); Series 2017 A-1, RB(c)	7.13%	01/01/2052	21,000	15,750,000
Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts);
Series 2018 A, RB(c)	5.50%	07/15/2048	1,685	1,542,527
Series 2018 A, RB(c)	5.75%	07/15/2053	1,830	1,762,152
Lakeland (City of), FL (Lakeland Regional Health); Series 2015, RB	5.00%	11/15/2045	9,000	9,056,624
Lakeside Preserve Community Development District (Series 2023);
Series 2023, RB	6.00%	05/01/2043	1,000	1,040,802
Series 2023, RB	6.38%	05/01/2054	1,330	1,393,766
Lee (County of), FL;
Series 2021 B, RB(b)	5.00%	10/01/2046	21,500	22,463,828
Series 2021 B, RB(b)	4.00%	10/01/2051	10,000	9,229,896
Lee (County of), FL Industrial Development Authority (Preserve (The));
Series 2017 A, RB(c)	5.63%	12/01/2037	1,640	1,317,415
Series 2017 A, RB(c)	5.75%	12/01/2052	18,210	13,214,168
Legends Bay Community Development District; Series 2007 A, RB	5.88%	05/01/2038	2,290	2,291,778
Magnolia Creek Community Development District; Series 2007 A, RB(g)	5.90%	05/01/2039	590	552,099
Magnolia West Community Development District; Series 2017, RB	5.35%	05/01/2037	165	166,031
Miami (City of) & Dade (County of), FL School Board; Series 2015 A, Ref. COP	5.00%	05/01/2032	10	10,174

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Miami-Dade (County of), FL;
Series 2014 A, Ref. RB(b)	5.00%	10/01/2036	$34,955	$35,067,125
Series 2017 B, Ref. RB(b)	5.00%	10/01/2040	19,135	19,574,621
Series 2022 A, Ref. RB(b)	5.25%	10/01/2052	30,840	32,706,465
Series 2023 A, Ref. RB(b)	5.00%	10/01/2047	12,210	12,808,046
Series 2023, RB(k)	5.00%	07/01/2052	25,475	27,265,103
Subseries 2021 B-1, Ref. RB(b)	4.00%	10/01/2046	16,935	16,113,395
Subseries 2021 B-1, Ref. RB(b)	4.00%	10/01/2050	54,465	50,988,439
Miami-Dade (County of), FL Expressway Authority; Series 2010 A, RB	5.00%	07/01/2040	8,420	8,450,071
Miami-Dade (County of), FL Transit System;
Series 2018, RB	4.00%	07/01/2045	11,000	10,772,371
Series 2022, RB	5.00%	07/01/2048	8,835	9,554,928
Series 2022, RB(k)	5.00%	07/01/2050	14,210	15,254,534
Series 2022, RB(k)	5.00%	07/01/2051	30,980	33,184,475
Series 2022, RB	5.00%	07/01/2052	10,000	10,702,686
Nassau (County of), FL (Nassau Care Centers, Inc.); Series 2008, RB (Acquired 12/27/2007; Cost $8,295,000)(f)	6.90%	01/01/2038	8,295	7,017,752
Naturewalk Community Development District; Series 2007 A, RB(g)(i)	5.50%	05/01/2038	4,345	1,390,400
North AR-1 Pasco Community Development District (Assessment Area Three);
Series 2023, RB	5.75%	05/01/2043	1,000	1,022,856
Series 2023, RB	6.00%	05/01/2054	1,500	1,533,915
Palm Beach (County of), FL Health Facilities Authority (Baptist Health South Florida); Series 2019, RB	4.00%	08/15/2049	5,000	4,676,494
Palm Beach (County of), FL Health Facilities Authority (Lifespace Communities, Inc.);
Series 2023, Ref. RB	7.50%	05/15/2053	1,000	1,080,538
Series 2023, Ref. RB	7.63%	05/15/2058	2,500	2,699,708
Palm Beach (County of), FL Health Facilities Authority (Toby & Leon Cooperman Sinai Residences of Boca Raton Expanison); Series 2020, RB	5.00%	06/01/2055	2,000	1,788,643
Palm Coast Park Community Development District; Series 2006, RB	5.70%	05/01/2037	8,260	8,360,709
Pinellas (County of), FL Industrial Development Authority (2017 Foundation for Global Understanding); Series 2019, RB	5.00%	07/01/2039	1,750	1,766,158
Polk (County of), FL Industrial Development Authority (Carpenter’s Home Estates); Series 2019, Ref. IDR	5.00%	01/01/2055	800	719,065
Polk (County of), FL Industrial Development Authority (Mineral Development LLC); Series 2020, RB (Acquired 10/23/2020-02/06/2023; Cost $22,424,313)(b)(c)(f)	5.88%	01/01/2033	22,370	21,594,347
Portofino Isles Community Development District (Portofino Court); Series 2005, RB(g)(i)	5.60%	05/01/2036	5,905	3,661,100
Reunion East Community Development District;
Series 2002 A-2, RB(g)(i)	7.38%	05/01/2033	1,425	14
Series 2005, RB(g)(i)	5.80%	05/01/2036	3,420	34
Ridgewood Trails Community Development District; Series 2007 A, RB	5.65%	05/01/2038	115	115,068
Sawgrass Village Community Development District; Series 2023, RB	6.13%	11/01/2043	1,200	1,254,241
Series 2023, RB	6.38%	11/01/2053	1,400	1,462,530
Sawgrass Village Community Development District (Series 2023);
Series 2023, RB	5.50%	05/01/2043	1,500	1,517,080
Series 2023, RB	5.75%	05/01/2053	2,320	2,347,780
Seminole (County of), FL Industrial Development Authority (Progressive Healthcare Providers/Fern Park, LLC Facility); Series 2005 A, RB	7.50%	03/01/2035	2,940	2,687,669
Six Mile Creek Community Development District (2023 Project Area);
Series 2023, Ref. RB	5.50%	05/01/2043	1,200	1,224,124
Series 2023, Ref. RB	5.70%	05/01/2054	1,255	1,277,283
South Bay Community Development District;
Series 2005 A, RB(g)(i)	5.95%	05/01/2036	5,110	51
Series 2005 A-1, Ref. RB	5.95%	05/01/2036	5,575	5,594,521
Series 2005 A-2, Ref. RB(g)(i)	6.60%	05/01/2036	3,800	1,900,000
Series 2005 B-2, Ref. RB(g)(i)	6.60%	05/01/2025	3,240	1,620,005
Tern Bay Community Development District; Series 2005 A, RB	5.38%	05/01/2037	515	515,279
Town Center at Palm Coast Community Development District; Series 2005, RB	6.00%	05/01/2036	9,545	9,550,201

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
V-Dana Community Development District (Assessment Area Two - 2023 Project Area);
Series 2023, RB	5.25%	05/01/2043	$2,230	$2,275,339
Series 2023, RB	5.50%	05/01/2054	2,500	2,550,257
Villages of Avignon Community Development District (The); Series 2007 A, RB(g)(i)	5.40%	05/01/2037	755	37,750
Villages of Glen Creek Community Development District;
Series 2016 A-1, RB	4.75%	05/01/2026	225	225,698
Series 2016 A-1, RB	5.25%	05/01/2036	1,080	1,088,899
Series 2016 A-1, RB	5.38%	05/01/2046	1,815	1,819,767
Series 2016 A-2, RB	5.38%	05/01/2046	1,500	1,503,940
Waterford Estates Community Development District; Series 2006 A, RB	5.50%	05/01/2037	2,155	2,157,839
Waterstone Community Development District;
Series 2007 A, RB(i)(j)	6.88%	05/01/2037	1,214	813,260
Series 2007 B, RB(i)(l)	0.00%	11/01/2028	6,207	4,344,218
West Villages Improvement District;
Series 2005 A-1, RB	5.75%	05/01/2036	7,245	7,251,229
Series 2005 A-2, RB(g)(i)	5.75%	05/01/2036	7,610	4,413,800
West Villages Improvement District (Develepmont Unit No. 7); Series 2021, RB	4.00%	05/01/2051	555	455,081
West Villages Improvement District (Development Unit No. 8);
Series 2022, RB	5.38%	05/01/2042	1,500	1,538,817
Series 2022, RB	5.50%	05/01/2053	2,500	2,537,957
West Villages Improvement District (Development Unit No. 9);
Series 2023, RB	5.38%	05/01/2043	1,500	1,535,287
Series 2023, RB	5.63%	05/01/2053	1,500	1,537,627
Westridge Community Development District; Series 2005, RB	5.80%	05/01/2037	1,380	1,380,698
Westside Community Development District;
Series 2019-2, RB	5.65%	05/01/2037	1,010	678,856
Series 2019-2, RB	7.20%	05/01/2038	520	349,071
Westview South Community Development District (Assessment Area One - 2023 Project Area);
Series 2023, RB	5.38%	05/01/2043	1,870	1,889,437
Series 2023, RB	5.60%	05/01/2053	2,805	2,835,875
Wildwood (City of), FL Utility Dependent District (South Sumter Utility); Series 2021, RB (INS - BAM)(h)	5.00%	10/01/2052	2,250	2,373,939
Zephyr Ridge Community Development District; Series 2006 A, RB (Acquired 06/29/2009; Cost $2,513,763)(f)(g)(i)	5.63%	05/01/2037	2,635	1,317,238
				808,780,064
Georgia–2.16%
Atlanta (City of), GA; Series 2019, RB(b)	4.00%	07/01/2039	7,490	7,478,790
Atlanta (City of), GA (Green Bonds);
Series 2023, RB(b)	5.00%	07/01/2040	3,000	3,270,745
Series 2023, RB(b)	5.25%	07/01/2042	13,025	14,418,442
Series 2023, RB(b)	5.25%	07/01/2043	6,825	7,518,885
Series 2023, RB(b)	5.25%	07/01/2044	3,500	3,844,173
Atlanta (City of), GA Department of Aviation;
Series 2022 A, RB	4.00%	07/01/2052	10,000	9,816,175
Series 2022, RB(b)(k)	5.00%	07/01/2044	23,280	24,185,196
Cobb (County of), GA Development Authority (Northwest Classical Academy);
Series 2023, RB(c)	6.00%	06/15/2043	480	485,308
Series 2023, RB(c)	6.40%	06/15/2053	1,850	1,870,145
Series 2023, RB(c)	6.38%	06/15/2058	1,250	1,254,532
Conyers (City of), GA (Salem Gate); Series 2021, RB	5.00%	03/01/2045	5,485	4,431,376
Development Authority of Lagrange (College); Series 2021, Ref. RB	5.00%	10/15/2052	21,350	18,655,711
Floyd (County of), GA Development Authority (The Spires at Berry College);
Series 2018 A, RB	5.75%	12/01/2033	3,100	3,085,992
Series 2018 A, RB	6.00%	12/01/2038	6,850	6,796,375
Series 2018 A, RB	6.25%	12/01/2048	19,530	19,166,180
Series 2018 A, RB	6.50%	12/01/2053	13,210	13,210,174

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–(continued)
Gainesville (City of) & Hall (County of), GA Development Authority (Riverside Military Academy);
Series 2017, Ref. RB	5.00%	03/01/2027	$1,430	$1,365,065
Series 2017, Ref. RB	5.00%	03/01/2037	6,885	5,717,354
Series 2017, Ref. RB	5.00%	03/01/2047	8,860	6,645,050
Series 2017, Ref. RB	5.13%	03/01/2052	3,475	2,562,498
George L Smith II Congress Center Authority (Convention Center Hotel);
Series 2021, RB	4.00%	01/01/2054	6,800	6,055,367
Series 2021, RB(c)	5.00%	01/01/2054	4,750	4,284,900
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4); Series 2019, RB (INS - BAM)(h)	4.00%	01/01/2049	4,000	3,842,173
Georgia (State of) Road & Tollway Authority;
Series 2014 A, RB(c)(d)(l)	0.00%	06/01/2024	805	798,078
Series 2014 A, RB(c)(d)(e)(l)	0.00%	06/01/2024	3,750	2,009,927
Series 2014 B, RB(c)(d)(e)(j)	7.00%	06/01/2024	13,600	14,157,886
Marietta (City of), GA Developing Authority (Life University, Inc.);
Series 2017 A, Ref. RB(c)	5.00%	11/01/2037	1,750	1,700,959
Series 2017 A, Ref. RB(c)	5.00%	11/01/2047	2,000	1,828,904
Oconee (County of), GA Industrial Development Authority (Presbyterian Village Athens);
Series 2018 A-1, RB	6.13%	12/01/2038	2,635	2,433,834
Series 2018 A-1, RB	6.25%	12/01/2048	3,675	3,235,571
Series 2018 A-1, RB	6.38%	12/01/2053	3,090	2,717,513
Series 2018 A-2, RB(e)	5.50%	12/01/2028	2,065	1,907,882
				200,751,160
Hawaii–0.50%
Hawaii (State of); Series 2020 A, Ref. RB(b)	4.00%	07/01/2036	600	610,810
Series 2020 C, Ref. RB	4.00%	07/01/2037	600	618,552
Series 2020 C, Ref. RB	4.00%	07/01/2038	750	766,615
Series 2020 C, Ref. RB	4.00%	07/01/2040	425	431,037
Series 2022-XX1217, RB (INS - BAM)(b)(h)(k)	5.00%	07/01/2051	32,450	33,932,219
Hawaii (State of) Department of Budget & Finance; Series 2017, Ref. RB(b)	4.00%	03/01/2037	2,000	1,387,995
Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Co., Inc.);
Series 2015, Ref. RB(b)	3.25%	01/01/2025	5,000	4,155,888
Series 2017, Ref. RB(b)	3.10%	05/01/2026	5,980	4,751,382
				46,654,498
Idaho–0.16%
Boise City (City of), ID (Public Parking Facilities); Series 2021 A, Ref. RB	5.00%	09/01/2046	4,000	4,353,955
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2017 A, Ref. RB	5.25%	11/15/2047	960	727,353
Idaho (State of) Housing & Finance Association; Series 2023 A, RB	4.00%	08/15/2048	8,000	7,864,602
Idaho (State of) Housing & Finance Association (Compass Public Charter School, Inc.);
Series 2018 A, RB(c)	6.00%	07/01/2039	370	384,492
Series 2018 A, RB(c)	6.00%	07/01/2054	1,135	1,159,977
				14,490,379
Illinois–2.01%
Chicago (City of), IL (Cottage View Terrace Apartments); Series 2000 A, RB (CEP - GNMA)(b)	6.13%	02/20/2042	30	30,021
Chicago (City of), IL (O’Hare International Airport);
Series 2018 A, Ref. RB(b)	5.00%	01/01/2048	11,840	12,168,588
Series 2018 A, Ref. RB(b)	5.00%	01/01/2053	6,245	6,380,017
Series 2018, RB(b)	5.00%	07/01/2048	3,750	3,773,687
Series 2022 A, RB(b)	5.50%	01/01/2055	20,000	21,586,194
Chicago (City of), IL Board of Education;
Series 2016 A, Ref. GO Bonds	7.00%	12/01/2044	7,000	7,295,317
Series 2016 B, GO Bonds	6.50%	12/01/2046	1,500	1,570,183
Series 2016, RB	6.00%	04/01/2046	5,700	5,977,763
Series 2018, RB	5.00%	04/01/2046	7,555	7,681,749
Chicago (City of), IL Midway International Airport; Series 2014 A, Ref. RB(b)(d)(e)	5.00%	04/03/2024	3,000	3,003,530
Du Page (County of), IL Special Service Area No. 31 (Monarch Landing, Inc.); Series 2006, RB	5.63%	03/01/2036	781	781,915

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Eastern Illinois Economic Development Authority (Remington Road & I-57 Business District); Series 2023, RB	6.00%	05/01/2046	$5,000	$5,014,723
Evanston (City of), IL (Roycemore School); Series 2021, RB(c)	4.63%	04/01/2051	1,250	902,876
Gilberts (Village of), IL Special Service Area No. 24 (The Conservancy); Subseries 2014 A, RB	5.38%	03/01/2034	1,901	1,828,646
Harvey (City of), IL; Series 2023 A, GO Bonds	4.50%	01/01/2054	10,840	8,617,705
Illinois (State of);
Series 2006, GO Bonds	5.50%	01/01/2029	5,000	5,546,291
Series 2014, GO Bonds	5.00%	02/01/2039	5,140	5,141,936
Series 2017 C, GO Bonds	5.00%	11/01/2029	625	665,044
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2029	6,500	7,033,354
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2033	3,360	3,604,653
Series 2018 B, Ref. GO Bonds	5.00%	10/01/2030	3,000	3,247,376
Illinois (State of) (Rebuild Illinois Program); Series 2019 B, GO Bonds	4.00%	11/01/2035	1,930	1,957,473
Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(b)	8.00%	06/01/2032	2,940	2,942,988
Illinois (State of) Finance Authority; Series 2017, Ref. RB (Acquired 06/05/2018; Cost $2,015,466)(f)	5.00%	02/15/2027	2,000	540,000
Series 2017, Ref. RB (Acquired 04/03/2019; Cost $6,022,965)(f)	5.00%	02/15/2037	7,000	1,890,000
Series 2017, Ref. RB	5.13%	05/15/2038	1,670	1,463,254
Series 2017, Ref. RB	5.25%	05/15/2042	3,220	2,688,342
Series 2017, Ref. RB	5.00%	08/01/2042	575	581,405
Series 2017, Ref. RB (Acquired 05/07/2019; Cost $2,764,639)(f)	5.13%	02/15/2045	3,120	842,400
Series 2017, Ref. RB	5.25%	05/15/2054	6,825	5,187,433
Illinois (State of) Finance Authority (DePaul College Prep Foundation); Series 2023, Ref. RB(c)	5.63%	08/01/2053	3,500	3,649,065
Illinois (State of) Finance Authority (Dominican University);
Series 2022, Ref. RB	5.00%	03/01/2047	1,100	1,057,858
Series 2022, Ref. RB	5.00%	03/01/2052	1,080	1,013,535
Illinois (State of) Finance Authority (Lutheran Communities Obligated Group); Series 2019 A, Ref. RB (Acquired 11/27/2019-04/03/2020; Cost $2,325,241)(f)	5.00%	11/01/2049	2,450	1,927,760
Illinois (State of) Finance Authority (Northshore University Health); Series 2020, Ref. RB	4.00%	08/15/2041	1,750	1,746,468
Illinois (State of) Finance Authority (Rogers Park Montessori School);
Series 2014, Ref. RB	6.00%	02/01/2034	575	575,198
Series 2014, Ref. RB	6.13%	02/01/2045	1,310	1,310,304
Illinois (State of) Finance Authority (Rosalind Franklin University); Series 2017, Ref. RB	5.00%	08/01/2047	700	703,015
Illinois (State of) Finance Authority (Villa St. Benedict);
Series 2015, Ref. RB	6.13%	11/15/2035	3,155	3,181,147
Series 2015, Ref. RB	6.38%	11/15/2043	4,400	4,431,392
Illinois (State of) Housing Development Authority (Stonebridge of Gurnee);
Series 2016 A, RB(c)	5.45%	01/01/2046	1,640	1,206,058
Series 2016 A, RB(c)	5.60%	01/01/2056	1,775	1,255,582
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2012 B, RB (INS - AGM)(h)(l)	0.00%	12/15/2041	5,000	2,368,729
Series 2017, Ref. RB (INS - AGM)(h)(l)	0.00%	12/15/2056	22,000	4,536,688
Illinois (State of) Toll Highway Authority; Series 2013 A, RB(d)(e)	5.00%	04/02/2024	9,765	9,776,867
Matteson (Village of), IL; Series 2015, RB	6.50%	12/01/2035	1,200	1,253,481
Morton Grove (Village of), IL (Sawmill Station Redevelopment); Series 2019, RB	5.00%	01/01/2039	2,000	1,915,518
Plano (City of), IL Special Service Area No. 5 (Lakewood Springs Club); Series 2006, RB	6.00%	03/01/2036	1,084	1,035,388
Quad Cities Regional Economic Development Authority (Pheasant Ridge Apartments); Series 2005, RB(b)	6.38%	08/01/2040	4,725	2,981,974
Robbins (Village of), IL; Series 1999 C, RB(b)	7.25%	10/15/2024	0	83
Sales Tax Securitization Corp.; Series 2018 A, Ref. RB	5.00%	01/01/2048	4,000	4,116,795
Southwestern Illinois Development Authority; Series 2006, RB(g)	5.63%	11/01/2026	2,795	2,096,250
Villa Park (Village of), IL (Garden Station Redevelopment); Series 2021, RB(l)	0.00%	12/31/2038	1,915	1,549,982
Volo (Village of), IL Special Service Area No. 17; Series 2017, Ref. RB	5.50%	03/01/2047	1,188	1,189,354
Will (County of), IL; Series 2019, GO Bonds	4.00%	11/15/2047	2,000	1,925,180
				186,748,534
Indiana–1.54%
Allen (County of), IN (Evergreen Village Fort Wayne); Series 2019, RB	6.38%	02/01/2039	10,000	9,650,148
Anderson (City of), IN (Sweet Galilee at the Wigwam); Series 2020, RB(c)	5.38%	01/01/2040	2,745	2,231,399

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–(continued)
Columbus (City of), IN (Vivera Senior Living); Series 2019, RB	5.63%	05/01/2039	$11,860	$9,959,455
Evansville (City of), IN (Silver Birch of Evansville); Series 2017, RB	5.45%	01/01/2038	3,430	2,812,909
Fort Wayne (City of), IN (Silver Birch at Cook Road); Series 2018, RB(c)	5.63%	01/01/2038	7,000	5,951,166
Fort Wayne (City of), IN (Silver Birch of Fort Wayne);
Series 2017, RB	5.13%	01/01/2032	480	422,988
Series 2017, RB	5.35%	01/01/2038	3,850	3,182,324
Goshen (City of), IN (Green Oaks of Goshen); Series 2021 A, RB(c)	5.00%	08/01/2041	4,065	3,324,661
Indiana (State of) Finance Authority; Series 2017, Ref. RB	5.38%	07/01/2047	2,050	2,011,523
Indiana (State of) Finance Authority (Irvington Community School);
Series 2018 A, Ref. RB(c)	5.90%	07/01/2038	770	770,798
Series 2018 A, Ref. RB(c)	6.00%	07/01/2048	1,185	1,178,878
Indiana (State of) Housing & Community Development Authority;
Series 2016 A, RB	5.75%	01/01/2036	6,725	6,495,162
Series 2016, RB	5.50%	01/01/2037	3,740	3,232,725
Indiana (State of) Housing & Community Development Authority (Glasswater Creek of Whitestown); Series 2020, RB(c)	5.38%	10/01/2040	12,000	10,052,406
Indiana (State of) Housing & Community Development Authority (Lake Meadows Assisted Living); Series 2019 A, RB(c)	5.00%	01/01/2039	3,365	2,632,194
Indiana (State of) Housing & Community Development Authority (Vita of Greenfield); Series 2023 A, RB	6.88%	01/01/2043	21,575	21,820,735
Indiana (State of) Housing & Community Development Authority (Vita of Marion);
Series 2021 A, RB(c)	5.00%	04/01/2031	660	602,426
Series 2021 A, RB(c)	5.25%	04/01/2041	4,000	3,246,950
Jeffersonville (City of), IN (Vivera Senior Living); Series 2020 A, RB(c)	5.25%	11/01/2040	4,500	3,626,025
Kokomo (City of), IN (Silver Birch at KOKOMO);
Series 2017, RB	5.75%	01/01/2034	1,000	901,616
Series 2017, RB	5.88%	01/01/2037	4,570	4,053,933
Lafayette (City of), IN (Glasswater Creek of Lafayette);
Series 2017, RB	5.60%	01/01/2033	855	770,302
Series 2017, RB	5.80%	01/01/2037	5,160	4,545,333
Merrillville (Town of), IN (Belvedere Housing); Series 2016, RB	5.75%	04/01/2036	4,965	4,423,490
Mishawaka (City of), IN; Series 2018, RB	5.75%	10/01/2038	17,290	14,566,344
Mishawaka (City of), IN (Silver Birch of Mishwaka);
Series 2017, RB(c)	5.10%	01/01/2032	380	340,407
Series 2017, RB(c)	5.38%	01/01/2038	5,475	4,625,582
Plainfield (Town of), IN (Glasswater Creek of Plainfield); Series 2018, RB	5.38%	09/01/2038	7,900	7,702,175
Terre Haute (City of), IN (Silver Birch of Terre Haute); Series 2017, RB	5.35%	01/01/2038	3,880	3,207,121
Valparaiso (City of), IN (Green Oaks of Valparaiso); Series 2021, RB(c)	5.38%	12/01/2041	3,600	2,835,033
Vincennes (City of), IN; Series 2016, Ref. RB(c)(g)	6.25%	01/01/2029	2,530	1,786,805
				142,963,013
Iowa–0.47%
Clear Lake (City of), IA (Timbercrest Apartments, LLC);
Series 2018, RB	6.00%	10/01/2043	1,405	1,373,312
Series 2018, RB	6.00%	10/01/2048	2,780	2,643,028
Iowa (State of) Finance Authority; Series 2007, RB(g)	5.90%	12/01/2028	1,160	1,276
Iowa (State of) Finance Authority (Lifespace Communities, Inc.);
Series 2018 A, RB	5.00%	05/15/2048	13,570	11,571,839
Series 2023, Ref. RB	7.50%	05/15/2053	8,000	8,644,306
Iowa (State of) Finance Authority (PHS Council Bluffs, Inc.);
Series 2018, RB	5.00%	08/01/2038	750	649,537
Series 2018, RB	5.13%	08/01/2048	3,500	2,771,330
Series 2018, RB	5.25%	08/01/2055	4,000	3,073,965
Iowa (State of) Finance Authority (Riserville Holdings); Series 2021, RB(b)(c)	5.00%	12/01/2051	5,880	4,645,685
Iowa (State of) Finance Authority (Wedum Walnut Ridge LLC); Series 2007 B, RB	5.38%	06/01/2025	175	173,319
Iowa (State of) Tobacco Settlement Authority;
Series 2021 A-2, Ref. RB	4.00%	06/01/2049	250	237,764
Series 2021 B-1, Ref. RB	4.00%	06/01/2049	730	737,297
Series 2021 B-2, Ref. RB(l)	0.00%	06/01/2065	54,300	7,524,552
				44,047,210

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kansas–0.19%
Ellis County Unified School District No. 489 Hays; Series 2022 B, Ref. GO Bonds (INS - AGM)(h)	5.00%	09/01/2042	$2,250	$2,462,334
Series 2022 B, Ref. GO Bonds (INS - AGM)(h)	5.00%	09/01/2047	2,750	2,955,529
Series 2022 B, Ref. GO Bonds (INS - AGM)(h)	4.00%	09/01/2052	4,000	3,918,175
Goddard (City of), KS (Olympic Park Star Bond); Series 2021, RB	3.50%	06/01/2034	1,420	1,292,716
Olathe (City of), KS; Series 2006, RB(i)(o)	5.00%	03/01/2026	2,444	1,075,469
Wichita (City of), KS (Presbyterian Manors, Inc.); Series 2013 IV-A, RB	6.38%	05/15/2043	7,000	6,204,485
				17,908,708

Kentucky–0.15%
Kentucky (Commonwealth of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2017 A, Ref. RB	5.00%	06/01/2045	1,000	1,008,984
Kentucky (Commonwealth of) Property & Building Commission (No. 119);
Series 2018, RB (INS - BAM)(h)	5.00%	05/01/2033	900	969,471
Series 2018, RB (INS - BAM)(h)	5.00%	05/01/2034	800	860,675
Kentucky (Commonwealth of) Public Energy Authority; Series 2022 A-1, RB(e)	4.00%	08/01/2030	4,220	4,238,807
Kuttawa (City of), KY; Series 1999, RB (Acquired 05/28/2004; Cost $1,038,800)(f)	6.75%	03/01/2029	1,120	1,053,673
Ludlow (City of), KY; Series 2023, RB(c)(j)	0.00%	03/01/2053	7,750	5,577,797
				13,709,407

Louisiana–0.61%
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority;
Series 2018 A, RB(b)(c)	5.25%	05/01/2043	1,220	1,148,800
Series 2019, RB(c)	4.40%	11/01/2044	3,005	2,913,547
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Glen Retirement System);
Series 2019 A, RB	5.00%	01/01/2049	16,535	11,835,733
Series 2019 A, RB	5.00%	01/01/2055	12,000	8,242,324
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Green Bonds); Series 2018, RB(c)	5.38%	11/01/2038	2,090	2,190,097
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (St. Tammany Parish Gomesa); Series 2020, RB(c)	3.88%	11/01/2045	4,055	3,563,051
Louisiana (State of) Public Facilities Authority; Series 2023, RB(b)(c)(e)	6.75%	10/01/2028	10,000	10,308,071
St John the Baptist Parish School District No. 1; Series 2023, GO Bonds	5.25%	03/01/2043	10,000	10,628,587
St. James (Parish of), LA (Nustar Logistics, L.P.);
Series 2010, RB(c)	6.35%	07/01/2040	5,115	5,580,958
Series 2010, RB(c)	6.35%	10/01/2040	440	480,082
				56,891,250

Maine–0.13%
Rumford (Town of), ME (Boise Cascade Corp.); Series 2001, Ref. RB(b)	6.88%	10/01/2026	12,265	12,289,570

Maryland–0.66%
Baltimore (City of), MD; Series 2014 C, RB	5.00%	07/01/2044	5,000	5,037,601
Baltimore (City of), MD (Centerwest Development);
Series 2017 A, RB	5.38%	06/01/2036	1,100	1,117,353
Series 2017 A, RB	5.50%	06/01/2043	1,360	1,374,457
Baltimore (City of), MD (Convention Center Hotel);
Series 2017, Ref. RB	5.00%	09/01/2027	2,780	2,783,844
Series 2017, Ref. RB	5.00%	09/01/2028	4,350	4,355,621
Series 2017, Ref. RB	5.00%	09/01/2029	3,630	3,636,690
Series 2017, Ref. RB	5.00%	09/01/2031	1,210	1,212,235
Series 2017, Ref. RB	5.00%	09/01/2033	1,000	1,000,939
Series 2017, Ref. RB	5.00%	09/01/2034	1,105	1,105,580
Series 2017, Ref. RB	5.00%	09/01/2035	2,250	2,250,390
Series 2017, Ref. RB	5.00%	09/01/2036	3,525	3,521,105
Baltimore (County of), MD; Series 2018, GO Bonds	4.00%	03/01/2040	9,525	9,648,191
Maryland (State of) Stadium Authority (Baltimore City Public Schools); Series 2018 A, RB (CEP - Colorado Higher Education Intercept Program)	5.00%	05/01/2047	13,175	13,746,304

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–(continued)
Maryland Economic Development Corp. (Purple Line) (Green Bonds); Series 2022 B, RB(b)	5.25%	06/30/2055	$10,000	$10,178,071
				60,968,381

Massachusetts–1.03%
Massachusetts (Commonwealth of); Series 2024 A, GO Bonds	5.00%	01/01/2054	50,000	54,472,535
Massachusetts (Commonwealth of) (Rail Enhancement Program); Series 2022 B, RB	5.00%	06/01/2052	4,705	5,090,594
Massachusetts (Commonwealth of) Development Finance Agency (Linden Ponds, Inc. Facility); Series 2018, RB(c)	5.13%	11/15/2046	4,565	4,701,861
Massachusetts (Commonwealth of) Development Finance Agency (Merrimack College); Series 2014, RB	5.13%	07/01/2044	4,000	4,005,590
Massachusetts (Commonwealth of) Port Authority;
Series 2019 A, Ref. RB(b)	5.00%	07/01/2038	5,000	5,309,420
Series 2019 A, Ref. RB(b)	5.00%	07/01/2039	6,000	6,343,016
Series 2022, RB(b)(k)	5.00%	07/01/2046	15,000	15,787,935
				95,710,951

Michigan–2.02%
Academy of Warren; Series 2020 A, RB(c)	5.50%	05/01/2050	1,000	918,318
Advanced Technology Academy;
Series 2019, Ref. RB	5.00%	11/01/2034	400	405,480
Series 2019, Ref. RB	5.00%	11/01/2044	1,175	1,112,630
American Montessori Academy; Series 2017, RB	7.00%	12/01/2046	1,490	1,493,165
Charyl Stockwell Academy;
Series 2015, Ref. RB	5.50%	10/01/2035	2,740	2,546,721
Series 2015, Ref. RB	5.75%	10/01/2045	4,140	3,547,551
Clawson Public Schools; Series 2024, Ref. GO Bonds	5.25%	05/01/2053	3,575	3,981,152
Detroit City School District; Series 2013, GO Bonds (INS - AGM)(h)(k)	6.00%	05/01/2029	10,100	10,906,586
Grand Rapids Economic Development Corp. (Clark Retirement Community, Inc.);
Series 2019 A, Ref. RB	5.50%	04/01/2039	4,365	3,444,528
Series 2019 A, Ref. RB	5.75%	04/01/2049	19,320	14,283,334
Series 2019 A, Ref. RB	5.75%	04/01/2054	13,990	10,075,029
Series 2019 B, RB	6.00%	04/01/2027	3,365	3,228,070
Haslett Public Schools; Series 2018, GO Bonds	5.00%	05/01/2048	3,150	3,301,335
Michigan (State of); Series 2023, RB(k)	5.25%	11/15/2049	16,925	19,076,641
Michigan (State of) Building Authority (Facilities Program); Series 2022 I, RB	4.00%	10/15/2052	4,250	4,125,796
Michigan (State of) Finance Authority;
Series 2005 A, RB	6.00%	12/01/2035	1,400	1,347,397
Series 2007, RB	6.50%	12/01/2037	515	515,121
Series 2008 C, RB(l)	0.00%	06/01/2058	804,975	35,642,200
Series 2014, Ref. RB(c)	6.75%	07/01/2044	16,465	14,978,181
Michigan (State of) Finance Authority (Henry Ford Health System); Series 2016, Ref. RB	5.00%	11/15/2041	200	204,938
Michigan (State of) Finance Authority (Old Redforf Academy); Series 2010 A, RB	5.90%	12/01/2030	1,060	1,050,610
Michigan (State of) Finance Authority (Universal Learning Academy); Series 2018, Ref. RB	5.75%	11/01/2040	2,000	1,966,194
Michigan (State of) Housing Development Authority; Series 2023 A, RB(k)	5.15%	10/01/2058	20,000	20,937,680
Mona Shores Public Schools; Series 2019 I, GO Bonds	5.00%	05/01/2048	4,790	5,045,151
Pontiac (City of), MI Arts & Technology Academy; Series 2016, Ref. RB	6.00%	11/01/2046	3,465	3,131,799
Rockford Public Schools; Series 2023 II, GO Bonds	5.00%	05/01/2049	5,710	6,231,492
Wayne (County of), MI; Series 1999, RB(b)	6.00%	12/01/2029	13,065	13,078,921
Wayne (County of), MI Airport Authority (Detroit Metropolitan Wayne County Airport); Series 2014, RB(b)	5.00%	12/01/2039	1,395	1,396,374
				187,972,394

Minnesota–0.78%
Bethel (City of), MN (Benedictine Health System—St. Peter Communities); Series 2018 A, Ref. RB	5.50%	12/01/2048	3,330	2,967,442
Bethel (City of), MN (Birchwood Landing At The Lakes At Stillwater Project); Series 2019, RB	5.00%	05/01/2054	2,610	2,133,150
Bethel (City of), MN (The Lodge At The Lakes At Stillwater);
Series 2018, RB	5.00%	06/01/2053	600	469,861
Series 2018, RB	5.25%	06/01/2058	1,625	1,300,901

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
Brooklyn Center (City of), MN (Sanctuary at at Brooklyn Center);
Series 2016 A, RB	5.50%	11/01/2035	$8,813	$5,287,609
Series 2016 B, RB	6.50%	11/01/2035	3,038	1,822,848
Cottonwood (City of), MN (Extreme Holdings LLC);
Series 2021 A, RB(b)(c)	5.00%	12/01/2050	6,630	5,215,290
Series 2021 B, RB(c)	6.50%	12/01/2026	510	490,053
Dakota (County of), MN Community Development Agency (Sanctuary at West St. Paul); Series 2015, RB	6.00%	08/01/2035	5,735	4,034,510
Duluth (City of), MN Economic Development Authority (Cambia Hills of Wast Bethel);
Series 2018, RB(g)	5.45%	12/01/2046	225	22
Series 2018, RB(g)	5.63%	12/01/2055	592	59
Independence (City of), MN (Spero Academy);
Series 2021 A, RB	5.00%	07/01/2056	13,325	10,563,153
Series 2021 B, RB	6.00%	07/01/2028	625	589,418
International Falls (City of), MN (Boise Cascade Corp.); Series 1999, Ref. RB(b)	6.85%	12/01/2029	6,570	6,583,839
Minneapolis & St. Paul (Cities of), MN Metropolitan Airports Commission;
Series 2022 B, Ref. RB(b)	5.00%	01/01/2047	4,000	4,178,760
Series 2022 B, Ref. RB(b)	5.25%	01/01/2047	3,775	4,047,227
Minneapolis (City of), MN (Kipp North Star); Series 2020 A, RB	5.75%	07/01/2055	3,000	2,653,103
Minneapolis (City of), MN (Riverton Community Housing); Series 2018, RB(c)	5.00%	08/01/2053	500	480,629
Minneapolis (City of), MN (Spero Academy);
Series 2017 A, RB(c)	6.25%	07/01/2037	1,075	1,096,480
Series 2017 A, RB(c)	6.50%	07/01/2048	4,740	4,817,095
Red Wing (City of), MN; Series 2018 A, RB	5.00%	08/01/2053	515	407,505
Rochester (City of), MN (Homestead at Rochester, Inc.); Series 2013 A, RB	6.88%	12/01/2048	9,200	9,199,009
St. Paul (City of), MN Housing & Redevelopment Authority; Series 2004, RB	6.25%	03/01/2029	1,191	1,076,670
St. Paul (City of), MN Housing & Redevelopment Authority (Great River School); Series 2017 A, RB(c)	5.50%	07/01/2052	1,075	1,075,555
St. Paul (City of), MN Housing & Redevelopment Authority (Twin Cities German Immersion School);
Series 2019, RB	5.00%	07/01/2049	1,000	935,907
Series 2019, RB	5.00%	07/01/2055	1,000	913,143
				72,339,238

Mississippi–0.30%
Mississippi (State of) Development Bank (Jackson Convention Center); Series 2013 A, Ref. RB (INS - BAM)(h)	5.00%	03/01/2036	10,000	11,531,481
Mississippi State University Educational Building Corp.; Series 2017 A, Ref. RB	4.00%	08/01/2043	13,015	12,969,165
Stonebridge Public Improvement District; Series 2007, RB(g)	7.50%	10/01/2042	16,410	2,461,500
Tunica (County of), MS; Series 2019, Ref. RB	6.00%	10/01/2040	1,315	1,197,398
				28,159,544

Missouri–1.48%
Branson (City of), MO Commerce Park Community Improvement District; Series 2007 A, RB(g)	5.75%	06/01/2026	4,900	980,000
Branson (City of), MO Industrial Development Authority (Branson Hills Redevelopment);
Series 2005 A, RB(i)	7.05%	05/01/2027	9,215	8,074,930
Series 2007 A, RB(i)	5.75%	05/01/2026	1,750	1,569,324
Branson (City of), MO Industrial Development Authority (Branson Landing Retail); Series 2005, RB	5.50%	06/01/2029	2,265	2,158,169
Broadway-Fairview Transportation Development District; Series 2006 A, RB(i)	6.13%	12/01/2036	570	176,700
Callaway (County of), MO Industrial Development Authority (Westminster College); Series 2021 C, RB	5.25%	10/01/2051	3,535	2,991,365
Chesterfield Valley Transportation Development District; Series 2018, RB(j)	5.50%	05/15/2046	4,960	3,122,784
Chillicothe (City of), MO (South U.S. 65); Series 2006, RB	5.63%	04/01/2027	3,100	3,051,463
Dardenne Town Square Transportation Development District;
Series 2006 A, RB(i)(o)	5.00%	05/01/2026	3,020	1,449,600
Series 2006 A, RB(i)(o)	5.00%	05/01/2036	3,825	1,836,000
Grindstone Plaza Transportation Development District;
Series 2006 A, RB	5.40%	10/01/2026	230	230,035
Series 2006 A, RB	5.55%	10/01/2036	115	113,678
I-470 Western Gateway Transportation Development District; Series 2019 A, RB(c)	5.25%	12/01/2048	4,900	4,910,705

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
Kansas City (City of), MO Industrial Development Authority; Series 2019, RB(c)	5.00%	07/01/2040	$5,165	$4,669,109
Kansas City (City of), MO Industrial Development Authority (Kansas City International Airport);
Series 2019 B, RB(b)	5.00%	03/01/2054	54,235	54,939,513
Series 2019 B, RB (INS - AGM)(b)(h)	5.00%	03/01/2055	16,490	16,851,289
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. RB(c)	5.00%	04/01/2046	1,890	1,717,457
Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights);
Series 2017 A, Ref. RB	5.25%	05/15/2028	1,135	1,083,493
Series 2017 A, Ref. RB	5.25%	05/15/2037	1,955	1,695,070
Series 2017 A, Ref. RB	5.25%	05/15/2042	1,750	1,437,404
Series 2017 A, Ref. RB	5.25%	05/15/2050	100	77,151
Lee’s Summit (City of), MO Industrial Development Authority; Series 2007, RB(g)(i)	5.75%	03/01/2029	750	412,500
Lee’s Summit (City of), MO Industrial Development Authority (Summit Fair Community Improvement District); Series 2012, RB	6.00%	05/01/2042	2,800	2,603,250
Northwoods Transportation Development District; Series 2006 A, RB	5.85%	02/01/2031	499	444,409
Rock Hill (City of), MO Industrial Development Authority (Market at McKnight Redevelopment); Series 2015 A, RB	4.50%	11/01/2028	580	546,402
St. Charles (County of), MO Industrial Development Authority (Suemandy/Mid-Rivers Community Improvement District); Series 2016, RB(c)	5.00%	10/01/2046	2,750	2,334,290
St. Louis (City of), MO; Series 2007, RB(i)(o)	6.30%	04/01/2027	3,043	365,160
St. Louis (City of), MO (Abbey Condominiums); Series 2007, RB(i)	5.50%	05/29/2028	2,031	609,295
St. Louis (City of), MO Industrial Development Authority; Series 2010 A, RB(g)(i)	8.00%	04/27/2033	4,580	137,400
St. Louis (City of), MO Land Clearance for Redevelopment Authority;
Series 2018 A, RB	5.00%	04/01/2038	4,000	4,127,753
Series 2018 B, RB	6.38%	04/01/2043	2,000	1,644,901
St. Louis (City of), MO Land Clearance for Redevelopment Authority (Scottrade Center); Series 2018 A, RB	5.00%	04/01/2048	1,955	1,995,226
St. Louis (County of), MO; Series 2007 A, RB(i)	5.50%	09/02/2028	1,108	321,320
St. Louis (County of), MO (Printers Lofts Tax Increment Financing); Series 2006, RB(i)(o)	6.00%	08/21/2026	1,660	166,000
St. Louis (County of), MO (Washington Park Redevelopment);
Series 2006, RB(i)(o)	6.00%	08/21/2026	2,442	293,040
Series 2007 A, RB(i)	5.50%	01/20/2028	2,159	820,420
Series 2007 B, RB(i)(o)	5.50%	01/20/2028	1,510	75,500
St. Louis (County of), MO Industrial Development Authority; Series 2019 A, Ref. RB(c)	5.88%	03/01/2033	3,100	2,846,116
Stone Canyon Community Improvement District (Infrastructure Improvement); Series 2007, RB (Acquired 09/23/2011; Cost $876,272)(f)(g)(i)	5.75%	04/01/2027	975	87,750
Taney (County of), MO Industrial Development Authority (Big Cedar Infrastructure); Series 2023, RB(c)	6.00%	10/01/2049	4,575	4,593,189
				137,559,160

Montana–0.02%
Hardin (City of), MT; Series 2006, RB(i)(o)	6.25%	09/01/2031	5,935	1,424,400

Nevada–0.07%
Clark (County of), NV (Special Improvement District No. 128);
Series 2007 A, RB	5.00%	02/01/2026	410	411,481
Series 2007 A, RB	5.05%	02/01/2031	730	732,300
Henderson (City of), NV Local Improvement District No. T-22 (Rainbow Canyon Phase II); Series 2023, RB	5.25%	03/01/2053	1,200	1,199,065
Las Vegas (City of), NV Special Improvement District No. 815; Series 2020, RB	5.00%	12/01/2049	985	942,368
Mesquite (City of), NV; Series 2005, RB	5.50%	08/01/2025	25	25,123
Reno (City of), NV (ReTRAC - Reno Transportation Rail Access Corridor); Series 2018 C, Ref. RB(c)(l)	0.00%	07/01/2058	21,000	2,796,110
				6,106,447

New Hampshire–0.39%
New Hampshire (State of) Business Finance Authority (Social Bonds); Series 2022-2A, RB	4.00%	10/20/2036	25,536	24,413,383
New Hampshire (State of) Business Finance Authority (Vista (The));
Series 2019 A, RB(c)	5.25%	07/01/2039	1,400	1,302,234
Series 2019 A, RB(c)	5.63%	07/01/2046	770	707,218
Series 2019 A, RB(c)	5.75%	07/01/2054	5,430	4,952,861

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Hampshire–(continued)
New Hampshire (State of) Health and Education Facilities Authority (Dartmouth College); Series 2007 B, VRD RB(m)	2.60%	06/01/2041	$4,800	$4,800,000
New Hampshire (State of) Health and Education Facilities Authority (Hillside Village);
Series 2017 A, RB (Acquired 02/13/2020; Cost $951,347)(c)(f)(g)	5.25%	07/01/2027	889	17,770
Series 2017 A, RB (Acquired 06/12/2017; Cost $1,393,359)(c)(f)(g)	6.13%	07/01/2037	1,393	27,867
Series 2017 A, RB (Acquired 06/12/2017; Cost $698,699)(c)(f)(g)	6.25%	07/01/2042	699	13,974
Series 2017 A, RB (Acquired 06/12/2017-04/28/2020; Cost $10,025,536)(c)(f)(g)	6.13%	07/01/2052	11,611	232,227
				36,467,534

New Jersey–1.43%
New Jersey (State of) Economic Development Authority; Series 2019 B, RB (Acquired 10/18/2019; Cost $754,236)(c)(f)	5.75%	10/01/2026	765	552,942
New Jersey (State of) Economic Development Authority (Black Horse EHT Urban Renewal LLC); Series 2019 A, RB (Acquired 10/18/2019; Cost $6,000,000)(c)(f)	5.00%	10/01/2039	6,000	3,976,007
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, RB(b)	5.25%	09/15/2029	4,605	4,615,605
Series 2000 B, RB(b)	5.63%	11/15/2030	8,550	8,638,253
Series 2003, RB(b)	5.50%	06/01/2033	8,000	8,087,002
Series 2012, RB(b)	5.75%	09/15/2027	14,365	14,372,728
New Jersey (State of) Economic Development Authority (Golden Door Charter School); Series 2018 A, RB(c)	6.50%	11/01/2052	690	721,985
New Jersey (State of) Economic Development Authority (Katikvah International Academy Charter School); Series 2017 A, RB(c)	5.38%	07/01/2047	1,865	1,702,062
New Jersey (State of) Economic Development Authority (Leap Academy University Charter School, Inc.);
Series 2014 A, RB(c)	6.00%	10/01/2034	565	567,246
Series 2014 A, RB(c)	6.20%	10/01/2044	750	752,429
Series 2014 A, RB(c)	6.30%	10/01/2049	500	501,758
New Jersey (State of) Economic Development Authority (Marion P. Thomas Charter School); Series 2018 A, RB(c)	5.38%	10/01/2050	5,000	4,700,683
New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2019, Ref. RB	5.13%	06/15/2037	2,820	3,084,223
New Jersey (State of) Economic Development Authority (North Star Academy Charter School of Newark, Inc.); Series 2017, RB	5.00%	07/15/2047	1,875	1,896,864
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.); Series 2012 A, RB	6.10%	07/01/2044	1,000	1,000,740
New Jersey (State of) Economic Development Authority (State House); Series 2017 B, RB	5.00%	06/15/2035	2,050	2,224,512
New Jersey (State of) Economic Development Authority (Teaneck Community Charter School); Series 2017 A, Ref. RB(c)	5.13%	09/01/2052	2,055	1,973,267
New Jersey (State of) Educational Facilities Authority (College of St. Elizabeth (The)); Series 2016 D, Ref. RB	5.00%	07/01/2046	5,000	4,560,660
New Jersey (State of) Health Care Facilities Financing Authority; Series 2018, RB (Acquired 09/14/2018; Cost $4,935,000)(c)(f)	5.75%	10/01/2038	4,935	3,656,155
New Jersey (State of) Transportation Trust Fund Authority; Series 2009 A, RB(l)	0.00%	12/15/2039	10,000	5,375,249
Newark (City of), NJ; Series 2015 A, GO Bonds	5.00%	07/15/2029	3,583	3,665,069
Tobacco Settlement Financing Corp.;
Series 2018 A, Ref. RB	5.00%	06/01/2046	13,650	13,970,271
Series 2018 B, Ref. RB	5.00%	06/01/2046	41,675	42,468,950
				133,064,660

New Mexico–0.10%
Boulders Public Improvement District; Series 2015, RB	5.75%	10/01/2044	615	578,598
Farmington (City of), NM (San Juan and Four Corners); Series 2016 A, Ref. RB	2.15%	04/01/2033	7,355	6,027,446
Mariposa East Public Improvement District;
Series 2015 A, RB	5.90%	09/01/2032	45	43,470
Series 2015 B, RB	5.90%	09/01/2032	295	288,733
Series 2015 C, RB	5.90%	09/01/2032	390	370,625
Series 2015 D, RB(l)	0.00%	03/01/2032	330	164,959
Trails Public Improvement District; Series 2008, RB	7.75%	10/01/2038	1,770	1,775,389
				9,249,220

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–19.49%
Build NYC Resource Corp. (Brooklyn Navy Yard); Series 2019, Ref. RB(b)(c)	5.50%	12/31/2040	$9,655	$8,159,238
Erie Tobacco Asset Securitization Corp.; Series 2005 D, RB(l)	0.00%	06/01/2055	17,700	1,420,301
Essex (County of), NY Industrial Development Agency; Series 2017, RB (Acquired 05/11/2017; Cost $4,025,000)(b)(f)	6.25%	06/01/2047	4,025	2,867,745
Guilderland (Town of), NY Industrial Development Agency; Series 2017 A, RB(c)(g)	5.88%	01/01/2052	5,400	3,240,000
Long Island (City of), NY Power Authority; Series 2017, RB	5.00%	09/01/2047	5,000	5,192,811
Metropolitan Transportation Authority;
Series 2016 C-1, RB	5.25%	11/15/2056	5,005	5,151,171
Series 2017 D, Ref. RB	4.00%	11/15/2042	4,680	4,592,677
Metropolitan Transportation Authority (Bidding Group 2); Series 2022 A, RB	5.00%	11/15/2046	2,555	2,810,178
Metropolitan Transportation Authority (Green Bonds); Series 2017 B-1, RB	5.25%	11/15/2057	10,000	10,456,816
Series 2020 A-1, RB	4.00%	11/15/2045	13,000	12,722,206
Series 2020 A-1, RB	5.00%	11/15/2049	22,270	23,343,650
Series 2020 A-1, RB	4.00%	11/15/2052	12,000	11,388,578
Series 2020 C-1, RB	4.75%	11/15/2045	27,000	27,801,527
Series 2020 C-1, RB	5.00%	11/15/2050	30,115	31,522,048
Subseries 2016 B-1, RB	5.00%	11/15/2051	10,470	10,716,628
Monroe County Industrial Development Corp. (St. Ann’s Community); Series 2019, Ref. RB	5.00%	01/01/2050	1,715	1,360,794
Monroe County Industrial Development Corp. (St. John Fisher College); Series 2011, RB	6.00%	06/01/2030	1,000	1,002,163
Monroe County Industrial Development Corp. (University of Rochester); Series 2020 A, RB	4.00%	07/01/2050	17,975	17,476,496
MTA Hudson Rail Yards Trust Obligations; Series 2016 A, RB	5.00%	11/15/2051	76,835	76,830,920
Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside);
Series 2021, RB (Acquired 11/18/2014-01/24/2018; Cost $7,982,603)(f)(g)	5.00%	01/01/2058	8,272	2,476,918
Series 2021, Ref. RB (Acquired 09/07/2021; Cost $3,970,000)(c)(f)(g)	9.00%	01/01/2041	3,970	3,970,000
New York & New Jersey (States of) Port Authority; Series 2019 220, RB(b)	4.00%	11/01/2059	25,765	23,636,847
Series 2020 221, RB(b)	4.00%	07/15/2055	17,230	15,994,197
Series 2020 221, RB(b)	4.00%	07/15/2060	62,090	56,816,591
Series 2021, Ref. RB(b)	4.00%	07/15/2046	1,850	1,768,519
Two Hundred and Eighteenth Series 2019, RB(b)(k)	5.00%	11/01/2044	46,300	48,224,274
Two Hundred Sixth Series 2017, Ref. RB(b)	5.00%	11/15/2042	2,000	2,056,107
Two Hundred Sixth Series 2017, Ref. RB(b)	5.00%	11/15/2047	19,725	20,103,341
Two Hundred Thirty Fourth Series 2022, Ref. RB(b)	5.25%	08/01/2047	7,000	7,567,433
Two Hundred Thirty Fourth Series 2022, Ref. RB(b)	5.50%	08/01/2052	9,215	10,042,156
Two Hundredth Series 2017, Ref. RB(k)	5.00%	10/15/2047	10,000	10,360,800
Two Hundredth Series 2017, Ref. RB	5.00%	04/15/2057	10	10,300
New York (City of), NY; Series 2021 CC-1, RB(k)	4.00%	06/15/2051	15,000	14,668,637
Series 2022-XF1336, RB(k)	5.00%	06/15/2051	25,000	26,914,925
Series 2024 AA-1, RB(k)	5.25%	06/15/2053	15,000	16,768,380
New York (City of), NY Municipal Water Finance Authority;
Series 2022 CC-1, RB	4.00%	06/15/2052	13,375	13,025,890
Series 2022-XF1336, RB(k)	5.00%	06/15/2052	10,000	10,795,950
New York (City of), NY Transitional Finance Authority; Series 2022 A-1, RB	4.00%	08/01/2048	5,000	4,863,795
Series 2022 C-1, RB	4.00%	02/01/2051	10,000	9,651,616
Series 2022 F-1, RB	4.00%	02/01/2051	2,500	2,412,904
Series 2022, RB(k)	5.00%	02/01/2051	12,000	12,848,688
Series 2023 A-1, RB	5.00%	05/01/2053	4,755	5,118,235
Series 2023 A-1, RB(k)	5.00%	05/01/2053	15,500	16,684,045
Series 2023 F-1, RB	4.00%	02/01/2051	22,500	21,716,136
Series 2024 C, RB(k)(n)	5.25%	05/01/2050	30,000	33,239,910
Series 2024 C, RB(k)	5.00%	05/01/2053	20,000	21,596,380

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority; Series 2018 E, Ref. RB(k)	5.00%	03/15/2041	$23,765	$25,352,835
Series 2019 A, Ref. RB(k)	4.00%	03/15/2049	10,000	9,691,527
Series 2020 D, Ref. RB	4.00%	02/15/2047	3,850	3,777,287
Series 2021 E, Ref. RB	4.00%	03/15/2047	10,075	9,879,605
Series 2021 E, Ref. RB	4.00%	03/15/2049	25,000	24,304,357
Series 2022 A, Ref. RB	4.00%	03/15/2049	5,710	5,551,115
Series 2022, RB(k)	4.00%	03/15/2048	11,065	10,804,642
Series 2022-XF2996, RB(k)	5.00%	03/15/2042	15,000	15,959,820
New York (State of) Dormitory Authority (Bidding Group 4); Series 2021 E, Ref. RB	4.00%	03/15/2045	10,645	10,529,466
New York (State of) Power Authority (Green Bonds);
Series 2020 A, Ref. RB	4.00%	11/15/2050	41,260	40,639,384
Series 2020 A, Ref. RB	4.00%	11/15/2060	2,790	2,668,381
New York (State of) Power Authority (Green Transmission) (Green Bonds); Series 2023, RB (INS - AGM)(h)	5.13%	11/15/2063	20,000	22,038,034
New York (State of) Thruway Authority; Series 2019 B, RB	4.00%	01/01/2050	19,250	18,551,312
Series 2022, RB(k)	4.00%	03/15/2051	36,050	34,946,117
Series 2022-XX1212, RB(k)	4.00%	03/15/2057	59,635	56,748,356
New York (State of) Thruway Authority (Bidding Group 1) (Green Bonds); Series 2022 C, RB	5.00%	03/15/2055	5,000	5,375,189
New York (State of) Thruway Authority (Bidding Group 4); Series 2021 A-1, Ref. RB	4.00%	03/15/2052	10,500	10,153,718
Series 2021 A-1, Ref. RB	4.00%	03/15/2053	17,000	16,361,040
Series 2021 A-1, Ref. RB	4.00%	03/15/2054	37,075	35,541,797
Series 2021 A-1, Ref. RB	4.00%	03/15/2055	10,000	9,563,113
New York (State of) Thruway Authority (Group 5); Series 2021 A-1, Ref. RB	4.00%	03/15/2057	17,075	16,248,481
New York Counties Tobacco Trust V; Series 2005 S4B, RB(c)(l)	0.00%	06/01/2060	234,000	11,455,189
New York State Urban Development Corp.; Series 2022 A, Ref. RB(k)	5.00%	03/15/2045	15,520	17,061,074
Series 2023, RB(k)	5.00%	03/15/2050	15,000	16,157,145
Series 2023, Ref. RB	5.00%	03/15/2056	13,055	14,043,556
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport);
Series 2020, Ref. RB(b)	5.25%	08/01/2031	12,680	13,376,585
Series 2020, Ref. RB(b)	5.38%	08/01/2036	9,800	10,240,070
Series 2023, RB (INS - AGM)(b)(h)	5.00%	06/30/2049	10,000	10,500,033
Series 2023, RB(b)	6.00%	06/30/2054	15,895	17,507,851
Series 2023, RB (INS - AGM)(b)(h)	5.13%	06/30/2060	57,890	60,730,002
Series 2023, RB(b)	5.38%	06/30/2060	27,750	29,134,062
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(b)	5.00%	08/01/2026	38,250	38,259,758
Series 2016, Ref. RB(b)	5.00%	08/01/2031	43,220	43,222,070
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment);
Series 2016 A, RB(b)	4.00%	07/01/2031	2,525	2,479,278
Series 2020, RB(b)	5.00%	10/01/2040	20,000	20,643,434
Series 2020, RB(b)	4.38%	10/01/2045	6,500	6,413,719
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, RB(b)	5.00%	07/01/2046	2,500	2,486,586
Series 2023, RB(b)	6.00%	04/01/2035	21,500	24,280,965
Series 2023, RB(b)	5.63%	04/01/2040	27,500	29,879,822
Oneida Indian Nation; Series 2024 A, RB(c)	8.00%	09/01/2040	8,355	8,181,773
Triborough Bridge & Tunnel Authority; Series 2021 A-1, Ref. RB	5.00%	05/15/2051	25,140	26,951,148
Series 2021 C-1A, RB	4.00%	05/15/2046	17,800	17,439,294
Series 2021 C-3, RB	4.00%	05/15/2051	3,190	3,085,099
Series 2022-XF1332, RB(k)	5.25%	05/15/2052	35,130	38,660,565
Series 2024 A-1, RB	5.25%	05/15/2059	25,000	27,561,507
Series 2024 A-1, RB	5.25%	05/15/2064	17,940	19,699,345

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels);
Series 2019 A, RB	5.00%	11/15/2049	$5,000	$5,258,913
Series 2019 A, RB(k)	5.00%	11/15/2049	17,640	18,553,452
Series 2020 A, RB	5.00%	11/15/2054	3,110	3,312,609
Series 2021 A, RB	4.00%	11/15/2056	5,000	4,691,934
Series 2022 A, Ref. RB(k)	4.00%	05/15/2051	18,225	17,625,685
Series 2022 D-2, RB(k)	5.25%	05/15/2047	16,700	18,648,673
Series 2022, RB(k)	5.25%	05/15/2052	25,000	27,467,325
Series 2022, RB(k)	5.25%	05/15/2057	20,000	21,827,840
Series 2022, RB(k)	5.25%	05/15/2062	31,400	34,149,415
Series 2023 A, RB	4.25%	05/15/2058	16,000	16,005,376
Series 2023 A, RB(k)	4.25%	05/15/2058	40,000	40,013,440
Subseries 2023 B-1, RB(k)	5.25%	11/15/2053	34,565	38,522,105
Yonkers Economic Development Corp. (Charter School Education Excellence); Series 2019 A, RB	5.00%	10/15/2054	465	445,316
				1,812,046,510

North Carolina–0.35%
Greater Asheville Regional Airport Authority; Series 2023, RB (INS - AGM)(b)(h)	5.25%	07/01/2053	10,535	11,250,545
North Carolina (State of) Housing Finance Agency (Social Bonds); Series 2022, RB (CEP - GNMA)	5.00%	07/01/2047	4,980	5,100,848
North Carolina (State of) Medical Care Commission (Forest at Duke (The)); Series 2021, RB	4.00%	09/01/2051	1,025	808,350
North Carolina (State of) Medical Care Commission (Novant Health Obligated Group);
Series 2019, RB	4.00%	11/01/2052	16,500	15,644,376
				32,804,119

North Dakota–0.01%
Grand Forks (County of), ND (Green Bonds);
Series 2021, RB (Acquired 05/21/2021; Cost $3,000,000)(b)(c)(f)(g)	6.63%	12/15/2031	3,000	90,000
Series 2021, RB (Acquired 05/21/2021-09/08/2021; Cost $23,643,484)(b)(c)(f)(g)	7.00%	12/15/2043	23,500	705,000
				795,000

Northern Mariana Islands–0.20%
Northern Mariana Islands (Commonwealth of); Series 2007 B, Ref. GO Bonds(c)	5.00%	10/01/2033	21,135	18,638,130

Ohio–2.70%
Buckeye Tobacco Settlement Financing Authority;
Series 2020 A-2, Ref. RB	4.00%	06/01/2048	8,735	8,130,581
Series 2020 B-2, Ref. RB	5.00%	06/01/2055	133,325	127,239,767
Series 2020 B-3, Ref. RB(l)	0.00%	06/01/2057	104,895	11,000,402
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Flats East Bank); Series 2021, Ref. RB(c)	4.50%	12/01/2055	725	620,063
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Playhouse Square Foundation);
Series 2018, Ref. RB	5.25%	12/01/2038	815	828,598
Series 2018, Ref. RB	5.50%	12/01/2043	735	745,946
Series 2018, Ref. RB	5.50%	12/01/2053	2,900	2,912,928
Cuyahoga (County of), OH (MetroHealth System);
Series 2017, Ref. RB	5.50%	02/15/2052	2,975	3,015,189
Series 2017, Ref. RB	5.00%	02/15/2057	7,025	6,896,900
Series 2017, Ref. RB	5.50%	02/15/2057	4,900	4,948,200
Darke (County of), OH (Wayne Healthcare);
Series 2019 A, RB	4.00%	09/01/2040	1,000	879,452
Series 2019 A, RB	4.00%	09/01/2045	1,750	1,441,509
Dayton-Montgomery County Port Authority (The Hunters Path); Series 2023, RB(c)	7.50%	12/01/2055	4,575	4,616,681
Greater Cincinnati (Port of), OH Development Authority; Series 2004, RB	6.40%	02/15/2034	2,500	2,486,287
Hardin (County of), OH (Ohio Northern University); Series 2020, Ref. RB	5.50%	05/01/2050	3,000	2,795,518
Hickory Chase Community Authority (Senior Bonds); Series 2019, Ref. RB(c)	5.00%	12/01/2040	1,750	1,628,264
Lorain (County of), OH Port Authority; Series 2005 A, RB(b)	6.00%	11/15/2025	100	100,016
Marion (County of), OH (United Church Homes, Inc.);
Series 2019, Ref. RB	5.00%	12/01/2039	2,300	1,940,818
Series 2019, Ref. RB	5.13%	12/01/2049	7,760	6,142,307
Norwood (City of), OH (Central Park); Series 2017, RB	6.00%	12/01/2046	1,035	950,062

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Ohio–(continued)
Ohio (State of) (Portsmouth Bypass); Series 2015, RB(b)	5.00%	06/30/2053	$4,530	$4,507,778
Ohio (State of) Air Quality Development Authority (AMG Vanadium Project); Series 2019, RB(b)(c)	5.00%	07/01/2049	10,000	9,129,352
Ohio (State of) Higher Educational Facility Commission (Denison University); Series 2019, RB	5.00%	11/01/2044	10,960	11,577,590
Ohio (State of) Higher Educational Facility Commission (Hiram College); Series 2015, Ref. RB	6.00%	10/01/2041	22,300	21,524,930
Ohio (State of) Housing Finance Agency (Sanctuary at Springboro); Series 2017, RB(c)	5.45%	01/01/2038	5,400	4,317,813
Warren (County of), OH Port Authority;
Series 2019 D, RB(c)	4.00%	12/01/2039	2,210	2,008,626
Series 2019 D, RB(c)	5.00%	12/01/2052	3,670	3,598,308
Series 2019, RB(c)	5.25%	12/01/2052	6,105	5,413,314
				251,397,199

Oklahoma–0.54%
Atoka (County of), OK Health Care Authority (Atoka Memorial Hospital); Series 2007, RB	6.63%	10/01/2037	4,155	3,691,806
Oklahoma (State of) Ordnance Works Authority (Ralston Purina Co.); Series 1996, PCR(b)	6.50%	09/01/2026	100	100,226
Tulsa (City of), OK Airports Improvement Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(b)(e)	5.00%	06/01/2025	43,705	43,802,580
Tulsa (City of), OK Authority for Economic Opportunity (Vast Bank); Series 2021, RB(c)	4.00%	12/01/2043	2,470	2,295,860
				49,890,472

Ontario–0.21%
Affordable Housing Tax-Exempt Bond Pass-Thru Trust; Series 2023-1, RB(c)	6.00%	10/05/2040	19,184	19,786,770

Oregon–1.04%
Clackamas (County of), OR Hospital Facility Authority (Rose Villa);
Series 2020 A, Ref. RB	5.25%	11/15/2050	1,000	926,967
Series 2020 A, Ref. RB	5.38%	11/15/2055	1,000	930,409
Oregon (State of) Facilities Authority;
Series 2015 A, RB(c)	5.75%	06/15/2046	1,740	1,743,012
Series 2016 A, RB	5.25%	06/15/2051	2,625	2,408,031
Portland (Port of), OR;
Series 2014-22, RB(b)	5.00%	07/01/2039	12,265	12,288,545
Series 2020-27A, RB(b)	4.00%	07/01/2050	11,680	10,978,124
Series 2022, RB(b)(k)	5.00%	07/01/2052	30,000	31,433,010
Series 2023-XF1493, RB(b)(k)	4.00%	07/01/2042	12,385	12,270,812
Twenty Eighth Series 2022, RB(b)	4.00%	07/01/2047	22,220	21,275,235
Yamhill (County of), OR Hospital Authority (Friendsview);
Series 2021 A, Ref. RB	5.00%	11/15/2046	770	627,568
Series 2021 A, Ref. RB	5.00%	11/15/2056	2,760	2,143,590
				97,025,303

Pennsylvania–1.26%
Allegheny (County of), PA Airport Authority;
Series 2021 A, RB(b)	5.00%	01/01/2051	1,885	1,946,507
Series 2021 A, RB(b)	5.00%	01/01/2056	1,320	1,357,953
Allegheny (County of), PA Sanitary Authority; Series 2022, RB	5.00%	06/01/2053	7,125	7,620,601
Allentown (City of), PA Neighborhood Improvement Zone Development Authority; Series 2023, RB(c)	6.25%	05/01/2042	7,965	8,023,599
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (615 Waterfront); Series 2021, RB(c)	6.00%	05/01/2042	3,900	4,097,903
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (City Center);
Series 2018, RB(c)	5.38%	05/01/2042	8,000	7,910,502
Series 2022, RB(c)	5.25%	05/01/2042	3,710	3,711,606
Chester (County of), PA Industrial Development Authority (Hickman (The));
Series 2016, RB	5.25%	01/01/2037	1,710	1,393,908
Series 2016, RB	5.50%	01/01/2052	11,080	8,239,733
Chester (County of), PA Industrial Development Authority (Woodlands at Greystone);
Series 2018, RB(c)	5.00%	03/01/2038	420	417,904
Series 2018, RB(c)	5.13%	03/01/2048	846	811,096
Crawford (County of), PA Hospital Authority;
Series 2016 A, Ref. RB	6.00%	06/01/2046	2,750	2,792,252
Series 2016 A, Ref. RB	6.00%	06/01/2051	4,310	4,352,670

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Dauphin (County of), PA Industrial Development Authority (Dauphin Construction Water Supply); Series 1992 A, RB(b)	6.90%	06/01/2024	$3,400	$3,425,531
Lancaster (City of), PA; Series 2018, GO Bonds (INS - BAM)(h)	4.00%	11/01/2040	5	4,993
Montgomery (County of), PA Higher Education & Health Authority (Pennsylvania LTC, Inc.); Series 2017, Ref. RB (Acquired 10/25/2017-02/13/2019; Cost $1,250,272)(f)	5.00%	12/01/2032	1,260	1,022,609
Series 2017, Ref. RB (Acquired 10/25/2017; Cost $1,705,000)(f)	5.25%	12/01/2037	1,705	1,290,063
Series 2017, Ref. RB (Acquired 10/25/2017; Cost $487,605)(f)	5.30%	12/01/2038	500	373,705
Series 2017, Ref. RB (Acquired 10/25/2017-10/26/2017; Cost $3,128,288)(f)	5.38%	12/01/2047	3,140	2,159,460
Northampton (County of), PA Industrial Development Authority;
Series 2013 A, RB (Acquired 04/03/2013; Cost $7,245,256)(f)(i)(o)	5.00%	06/30/2027	8,239	1,482,958
Series 2013, RB(i)(o)	5.00%	06/30/2027	4,538	816,872
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Penndot Major Bridges);
Series 2022, RB(b)	5.75%	06/30/2048	12,140	13,552,819
Series 2022, RB(b)	5.25%	06/30/2053	10,000	10,690,926
Series 2022, RB (INS - AGM)(b)(h)	5.00%	12/31/2057	3,750	3,957,780
Series 2022, RB(b)	6.00%	06/30/2061	9,750	11,055,072
Pennsylvania (Commonwealth of) Housing Finance Agency; Series 2018, RB (CEP - FNMA)	3.60%	08/01/2035	12	12,260
Philadelphia (City of), PA; Series 2021, Ref. RB(b)	5.00%	07/01/2051	5,485	5,675,118
Philadelphia (City of), PA Authority for Industrial Development;
Series 2017, Ref. RB(c)(d)(e)	5.00%	03/15/2028	480	522,759
Series 2017, Ref. RB(c)	5.00%	03/15/2045	7,950	6,673,065
Philadelphia (City of), PA Authority for Industrial Development (Green Woods Charter school);
Series 2022 A, Ref. RB	5.25%	06/15/2052	1,000	958,726
Series 2022 A, Ref. RB	5.38%	06/15/2057	1,000	960,302
				117,311,252

Puerto Rico–7.05%
Children’s Trust Fund;
Series 2002, RB	5.50%	05/15/2039	38,580	38,689,058
Series 2002, RB	5.63%	05/15/2043	108,400	109,663,825
Series 2005 A, RB(l)	0.00%	05/15/2050	28,000	5,267,472
Series 2005 B, RB(l)	0.00%	05/15/2055	127,450	13,819,735
Corp. Para El Financiamiento Publico de Puerto Rico; Series 2011, RB(i)	5.50%	08/01/2031	49,020	0
GDB Debt Recovery Authority of Puerto Rico; Series 2023, RB	7.50%	08/20/2040	1,699	1,614,132
HTA Trust; Series 2022 L, RB	5.25%	07/01/2038	17	17,058
PRHTA Custodial Trust; Series 2023, RB(g)	5.75%	12/06/2049	142	50,740
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(l)	0.00%	07/01/2024	2,371	2,339,103
Series 2021 A, GO Bonds(l)	0.00%	07/01/2033	18,710	12,059,263
Series 2021 A-1, GO Bonds	5.63%	07/01/2027	16,045	16,950,937
Series 2021 A-1, GO Bonds	5.63%	07/01/2029	15,785	17,121,460
Series 2021 A-1, GO Bonds	5.75%	07/01/2031	35,332	39,459,673
Series 2021 A-1, GO Bonds	4.00%	07/01/2033	0	51
Series 2021 A-1, GO Bonds	4.00%	07/01/2035	0	265
Series 2021 A-1, GO Bonds	4.00%	07/01/2037	16,216	15,487,619
Series 2021 A-1, GO Bonds	4.00%	07/01/2041	59,950	55,683,133
Series 2021 A-1, GO Bonds	4.00%	07/01/2046	15,859	14,333,684
Subseries 2022, RN(l)	0.00%	11/01/2043	71,348	41,827,740
Subseries 2022, RN(l)	0.00%	11/01/2051	5,379	2,481,114
Subseries 2022, RN(l)	0.00%	11/01/2051	350	208,125
Subseries 2022, RN(l)	0.00%	11/01/2051	1,639	379,092

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2021 A, RB(c)	5.00%	07/01/2025	$315	$318,602
Series 2021 A, RB(c)	5.00%	07/01/2033	900	940,325
Series 2021 A, RB(c)	5.00%	07/01/2037	450	463,597
Series 2021 B, RB(c)	5.00%	07/01/2033	5,000	5,224,028
Series 2022 A, Ref. RB(c)	5.00%	07/01/2033	4,000	4,197,330
Series 2022 A, Ref. RB(c)	5.00%	07/01/2037	6,000	6,201,678
Series 2022 A, Ref. RB(c)	4.00%	07/01/2047	3,230	2,848,856
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2007 TT, RB(g)	5.00%	07/01/2024	15	3,975
Series 2007 TT, RB(g)	5.00%	07/01/2026	895	237,175
Series 2007 TT, RB(g)	5.00%	07/01/2027	1,990	527,350
Series 2007 TT, RB(g)	5.00%	07/01/2032	3,680	975,200
Series 2007 UU, Ref. RB (INS - AGC)(h)	5.00%	07/01/2026	7,905	7,905,096
Series 2007 VV, Ref. RB (INS - NATL)(h)	5.25%	07/01/2026	175	173,572
Series 2007 VV, Ref. RB (INS - NATL)(h)	5.25%	07/01/2033	22,000	21,861,409
Series 2007 VV, Ref. RB (INS - NATL)(h)	5.25%	07/01/2035	465	460,468
Series 2008 WW, RB(g)	5.38%	07/01/2024	390	103,350
Series 2008 WW, RB(g)	5.25%	07/01/2033	415	109,975
Series 2008 WW, RB(g)	5.50%	07/01/2038	605	160,325
Series 2010 AAA, RB(g)	5.25%	07/01/2026	4,570	1,211,050
Series 2010 AAA, RB(g)	5.25%	07/01/2028	2,600	689,000
Series 2010 AAA, RB(g)	5.25%	07/01/2029	445	117,925
Series 2010 AAA, RB(g)	5.25%	07/01/2030	95	25,175
Series 2010 CCC, RB(g)	5.00%	07/01/2024	35	9,275
Series 2010 CCC, RB(g)	5.00%	07/01/2027	285	75,525
Series 2010 CCC, RB(g)	5.00%	07/01/2028	540	143,100
Series 2010 XX, RB(g)	5.25%	07/01/2026	10	2,650
Series 2010 XX, RB(g)	5.25%	07/01/2027	845	223,925
Series 2010 XX, RB(g)	5.25%	07/01/2035	2,660	704,900
Series 2010 XX, RB(g)	5.75%	07/01/2036	18,575	4,922,375
Series 2010 XX, RB(g)	5.25%	07/01/2040	28,430	7,533,950
Series 2010 ZZ, Ref. RB(g)	5.00%	07/01/2024	215	56,975
Series 2010 ZZ, Ref. RB(g)	4.63%	07/01/2025	190	50,350
Series 2010 ZZ, Ref. RB(g)	5.25%	07/01/2025	275	72,875
Series 2010 ZZ, Ref. RB(g)	5.00%	07/01/2026	10	2,650
Series 2010 ZZ, Ref. RB(g)	5.25%	07/01/2026	1,135	300,775
Series 2012 A, RB(g)	5.00%	07/02/2029	3,100	821,500
Series 2012 A, RB(g)	5.05%	07/01/2042	11,925	3,160,125
Series 2013 A, RB(g)	7.25%	07/01/2030	160	42,400
Series 2013 A, RB(g)	7.00%	07/01/2040	480	127,200
Series 2013 A, RB(g)	7.00%	07/01/2043	9,080	2,406,200
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB (Acquired 07/06/2016-03/28/2019; Cost $4,914,690)(b)(f)(g)	6.63%	06/01/2026	5,040	3,528,000
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(l)	0.00%	07/01/2029	11	9,059
Series 2018 A-1, RB	4.50%	07/01/2034	11	11,071
Series 2018 A-1, RB	4.55%	07/01/2040	3,337	3,362,870
Series 2018 A-1, RB(l)	0.00%	07/01/2046	157,376	51,236,338
Series 2018 A-1, RB(l)	0.00%	07/01/2051	103,344	24,966,309
Series 2018 A-1, RB	4.75%	07/01/2053	36,976	36,997,147
Series 2018 A-1, RB	5.00%	07/01/2058	40,948	41,255,028
Series 2019 A-2, RB	4.54%	07/01/2053	4,576	4,432,866
Series 2019 A-2, RB	4.78%	07/01/2058	14,781	14,744,080
Series 2019 A-2B, RB	4.55%	07/01/2040	5,542	5,584,964

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
University of Puerto Rico;
Series 2006 P, Ref. RB	5.00%	06/01/2030	$5,260	$5,103,217
Series 2006 Q, RB	5.00%	06/01/2036	1,025	981,458
				655,077,897

Rhode Island–0.19%
Central Falls Detention Facility Corp.; Series 2005, Ref. RB (Acquired 06/23/2005;
Cost $43,767,323)(f)(g)	7.25%	07/15/2035	44,240	17,696,000

South Carolina–2.11%
Lancaster School District; Series 2017, GO Bonds	4.00%	03/01/2036	12,555	12,754,012
Patriots Energy Group Financing Agency; Series 2023 A-1, RB(e)	5.25%	08/01/2031	103,080	110,383,239
South Carolina (State of) Jobs-Economic Development Authority (Green Bonds);
Series 2019 A, RB(b)(c)	7.00%	05/01/2039	5,000	4,305,893
Series 2021, RB(b)(c)	6.00%	06/01/2031	1,000	801,997
Series 2021, RB(b)(c)	6.25%	06/01/2040	1,000	666,093
Series 2021, RB(b)(c)	6.50%	06/01/2051	2,750	1,669,831
South Carolina (State of) Jobs-Economic Development Authority (Prisma Health Obligated Group);
Series 2018 A, Ref. RB	5.00%	05/01/2048	8,545	8,714,488
South Carolina (State of) Jobs-Economic Development Authority (Seafields at Kiawah Island);
Series 2023, RB	5.75%	11/15/2029	10,000	9,842,055
Series 2023, RB	7.50%	11/15/2053	18,625	19,496,644
Series 2023, RB	7.75%	11/15/2058	12,000	12,521,087
South Carolina (State of) Ports Authority; Series 2018, RB(b)	5.00%	07/01/2055	3,750	3,801,397
South Carolina (State of) Public Service Authority;
Series 2014 A, RB	5.00%	12/01/2049	5,000	4,993,346
Series 2016 B, Ref. RB	5.00%	12/01/2046	6,250	6,355,166
				196,305,248

South Dakota–0.05%
South Dakota (State of) Health & Educational Facilities Authority (Sanford Obligated Group); Series 2015, Ref. RB	5.00%	11/01/2045	5,000	5,077,188

Tennessee–0.71%
Chattanooga (City of), TN Health, Educational & Housing Facility Board (CommonSpirit Health);
Series 2019 A-1, Ref. RB	4.00%	08/01/2038	775	766,357
Series 2019 A-1, Ref. RB	4.00%	08/01/2044	1,545	1,491,116
Series 2019 A-2, Ref. RB	5.00%	08/01/2044	1,160	1,210,540
Series 2019 A-2, Ref. RB	5.00%	08/01/2049	1,545	1,597,359
Knox County Industrial Development Board (Green Bonds) (Tompaul Knoxville, LLC Recycling); Series 2022, RB(b)(c)	9.50%	11/01/2052	10,000	10,141,757
Memphis (City of), TN; Series 2018, GO Bonds	4.00%	06/01/2047	10,765	10,541,000
Metropolitan Development and Housing Agency (Fifth + Broadway Development); Series 2018, RB(c)	5.13%	06/01/2036	600	612,840
Metropolitan Nashville Airport Authority (The); Series 2019 B, RB(b)	5.00%	07/01/2049	10,000	10,361,765
Shelby (County of), TN Health, Educational & Housing Facilities Board (Trezevant Manor);
Series 2013 A, Ref. RB	5.50%	09/01/2047	9,000	7,265,127
Series 2013 B, Ref. RB(g)	8.00%	09/01/2044	6,350	317,500
Tennessee Energy Acquisition Corp.; Series 2021 A, RB(e)	5.00%	11/01/2031	20,865	22,087,441
				66,392,802

Texas–13.54%
Anna (City of), TX; Series 2023, RB(c)	7.38%	09/15/2052	2,500	2,597,105
Argyle (Town of), TX (The Highlands of Argyle Public Improvement District No. 1);
Series 2017, RB	5.00%	09/01/2037	890	897,272
Series 2017, RB	5.25%	09/01/2047	1,475	1,475,582
Arlington Higher Education Finance Corp. (Cypress Christian School); Series 2024, RB(c)	6.25%	06/01/2063	9,155	9,416,572
Arlington Higher Education Finance Corp. (UME Preparatory Academy); Series 2017 A, RB	5.00%	08/15/2053	785	712,171
Arlington Higher Education Finance Corp. (Winfree Academy Charter School); Series 2019, Ref. RB	5.75%	08/15/2043	4,345	4,358,915

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Aubrey (City of), TX (Aubrey Public Improvement District No. 1);
Series 2023, RB(c)	5.88%	09/01/2043	$1,030	$1,052,716
Series 2023, RB(c)	6.00%	09/01/2053	1,600	1,630,388
Aubrey (City of), TX (Jackson Ridge Public Improvement District Phase No. 1); Series 2015, RB(d)(e)	7.25%	03/01/2024	630	648,900
Aubrey Independent School District;
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2047	20,500	20,530,629
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2052	23,000	22,471,465
Austin (City of), TX;
Series 2014, RB(b)	5.00%	11/15/2033	2,500	2,514,946
Series 2014, RB(b)	5.00%	11/15/2034	2,080	2,092,035
Series 2022, RB(b)	5.00%	11/15/2043	3,450	3,678,639
Birdville Independent School District; Series 2023, GO Bonds	4.00%	02/15/2048	15,000	14,410,518
Brazoria County Industrial Development Corp. (Aleon Renewable); Series 2022, RB(b)(c)(e)	10.00%	06/01/2024	6,000	5,958,458
Brazoria County Industrial Development Corp. (Gladieux Metals Recycling LLC); Series 2019, RB(b)	7.00%	03/01/2039	19,875	18,954,879
Cambridge Student Housing Financing Co. L.P.;
Series 2004 C, Revenue Ctfs.(g)	9.70%	11/01/2039	4,502	1,351
Series 2004 D, Revenue Ctfs.(g)	0.00%	11/01/2039	3,659	732
Carrollton-Farmers Branch Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2053	61,940	59,532,281
Celina (City of), TX;
Series 2015, RB	6.25%	09/01/2045	1,685	1,692,506
Series 2015, RB	7.25%	09/01/2045	920	943,921
Series 2015, RB	7.50%	09/01/2045	3,695	3,721,980
Celina (City of), TX (Cross Creek Meadows Public Improvement District Improvement Area #1);
Series 2023, RB(c)	5.38%	09/01/2043	1,615	1,638,179
Series 2023, RB(c)	5.50%	09/01/2053	2,305	2,322,775
Celina (City of), TX (Mosaic Public Improvement District Phase #1);
Series 2023, RB(c)	5.13%	09/01/2043	1,200	1,188,820
Series 2023, RB(c)	5.50%	09/01/2053	1,825	1,832,348
Celina (City of), TX (Ten Mile Creek Public Improvement District Improvement Area #1);
Series 2023, RB(c)	4.75%	09/01/2030	325	328,156
Series 2023, RB(c)	5.50%	09/01/2042	875	892,896
Series 2023, RB(c)	5.75%	09/01/2052	1,500	1,530,470
Celina (City of), TX (Ten Mile Creek Public Improvement District Major Improvement Area);
Series 2023, RB(c)	5.50%	09/01/2030	250	252,387
Series 2023, RB(c)	6.25%	09/01/2042	800	815,822
Series 2023, RB(c)	6.50%	09/01/2052	1,300	1,325,540
Centerville Independent School District;
Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.25%	08/15/2048	800	806,790
Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.25%	08/15/2053	1,000	1,000,428
Central Texas Regional Mobility Authority; Series 2020 E, RB	4.00%	01/01/2050	10,000	9,569,264
Chapel Hill Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2053	3,000	2,878,547
Cleveland Independent School District; Series 2020 A, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2052	5,855	5,635,906
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2018 D, RB	6.00%	08/15/2038	5,000	5,154,218
Conroe Independent School District; Series 2024, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2049	20,000	19,422,986
Corpus Christi Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	08/15/2052	8,000	7,746,511
Crandall (City of), TX;
Series 2021, RB(c)	4.75%	09/15/2031	100	97,178
Series 2021, RB(c)	4.25%	09/15/2041	250	218,034
Series 2021, RB(c)	5.00%	09/15/2041	500	478,267
Series 2021, RB(c)	4.50%	09/15/2051	1,500	1,269,608
Series 2021, RB(c)	5.25%	09/15/2051	500	482,317

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Crandall Independent School District;
Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2048	$1,315	$1,437,862
Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2053	1,600	1,730,044
Crowley Independent School District;
Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.25%	02/01/2053	10,000	10,004,793
Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	5.25%	02/01/2053	7,500	8,349,232
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport); Series 2022 B, Ref. RB	4.00%	11/01/2045	15,000	14,794,830
Denton Independent School District;
Series 2023, GO Bonds (CEP - Texas Permanent School Fund)(k)	5.00%	08/15/2048	14,000	15,387,330
Series 2023, GO Bonds (CEP - Texas Permanent School Fund)(k)	5.00%	08/15/2053	26,000	28,294,812
DeSoto (City of), TX (Danieldale Homestead); Series 2023, RB(c)	5.50%	09/15/2050	1,500	1,489,811
Edinburg Economic Development Corp.; Series 2019, RB(c)	5.00%	08/15/2044	1,645	1,541,038
El Paso (City of), TX; Series 2021 B, GO Bonds	4.00%	08/15/2047	6,000	5,760,987
Forney Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	08/15/2053	10,000	9,559,112
Fort Worth (City of), TX; Series 2023, RB	4.25%	02/15/2053	4,585	4,574,199
Fort Worth Independent School District; Series 2024, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2049	5,000	5,532,904
Galveston (City of), TX;
Series 2014, RB	5.63%	09/01/2028	865	733,859
Series 2014, RB	6.00%	09/01/2038	2,855	1,991,890
Series 2014, RB	6.13%	09/01/2044	2,800	1,878,050
Godley Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2054	7,375	7,906,863
Grand Parkway Transportation Corp. (TELA Supported); Series 2018 A, RB	5.00%	10/01/2048	32,525	33,966,498
Gulf Coast Industrial Development Authority; Series 1998, RB(b)	8.00%	04/01/2028	20	20,020
Harris (County of), TX Toll Road Authority (The); Series 2021, Ref. RB	4.00%	08/15/2045	18,050	17,867,435
Hays (County of), TX (La Cima Public Improvement District);
Series 2022, RB(c)	5.50%	09/15/2042	2,000	2,033,644
Series 2022, RB(c)	5.75%	09/15/2052	3,550	3,603,233
Highway 380 Municipal Management District No. 1; Series 2022, GO Bonds (INS - BAM)(h)	4.00%	05/01/2044	2,355	2,249,009
Hitchcock Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2048	7,250	7,114,579
Houston (City of), TX;
Series 2020 C, Ref. RB	4.00%	11/15/2049	3,500	3,435,946
Series 2021 A, RB(b)	4.00%	07/01/2046	6,400	6,108,390
Series 2021 A, RB(b)	4.00%	07/01/2048	5	4,700
Houston (City of), TX Airport System (United Airlines, Inc. Terminal E);
Series 2014, Ref. RB(b)	5.00%	07/01/2029	1,000	1,000,247
Series 2020 A, Ref. RB(b)	5.00%	07/01/2027	1,250	1,267,482
Houston (City of), TX Airport System (United Airlines, Inc.);
Series 2018, RB(b)	5.00%	07/15/2028	8,250	8,414,615
Series 2020 B-2, Ref. RB(b)	5.00%	07/15/2027	1,750	1,774,756
Series 2021 B-1, RB(b)	4.00%	07/15/2041	15,000	13,691,100
Humble Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)(k)	4.00%	02/15/2052	20,500	19,863,707
Hutto Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/01/2053	6,000	6,527,683
Judson Independent School District; Series 2024, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/01/2053	7,950	7,746,088
Krum Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	08/15/2052	2,500	2,388,755
Lamar Consolidated Independent School District;
Series 2023 A, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2048	20,000	19,686,300
Series 2023 A, GO Bonds (CEP - Texas Permanent School Fund)(k)	5.00%	02/15/2058	16,550	17,855,398
Series 2023, GO Bonds(k)	4.00%	02/15/2048	37,500	36,855,626
Series 2023, GO Bonds(k)	4.00%	02/15/2053	35,000	33,583,050
Lewisville (City of), TX; Series 2023 A, RB(c)	8.00%	09/01/2053	1,625	1,709,279
Little Elm (Town of), TX; Series 2022, RB(c)	6.88%	09/01/2052	2,700	2,851,220
Maypearl Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2048	2,000	2,189,553
Mclendon-Chisholm (City of), TX (Sonoma Public Improvement); Series 2022, RB(c)	5.75%	09/15/2052	2,500	2,511,023

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Medina Valley Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2053	$31,250	$30,187,141
Midlothian (City of), TX (Westside Preserve Public Improvement District);
Series 2022, RB(c)	5.25%	09/15/2042	1,500	1,477,868
Series 2022, RB(c)	5.38%	09/15/2052	2,500	2,471,640
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(b)(c)	4.63%	10/01/2031	25,000	24,959,627
Montgomery Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2053	8,500	8,224,738
New Hope Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community);
Series 2021 A-1, RB	7.50%	11/15/2037	150	115,599
Series 2021 A-2, RB	7.50%	11/15/2036	2,100	1,732,113
Series 2021, RB	2.00%	11/15/2061	3,961	1,478,373
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn); Series 2016 A-1, RB (Acquired 05/05/2016; Cost $362,537)(f)	5.00%	07/01/2031	350	239,750
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.);
Series 2016, RB (Acquired 05/05/2016; Cost $1,791,340)(f)	5.00%	07/01/2046	1,750	1,198,750
Series 2016, RB (Acquired 05/05/2016; Cost $1,785,466)(f)	5.00%	07/01/2051	1,750	1,198,750
New Hope Cultural Education Facilities Finance Corp. (CHF - Collegiate Housing Denton, LLC - Texas Woman’s University);
Series 2018 A-1, RB (INS - AGM)(h)	5.00%	07/01/2038	500	515,904
Series 2018 A-1, RB (INS - AGM)(h)	5.00%	07/01/2048	1,750	1,770,378
Series 2018 A-1, RB (INS - AGM)(h)	5.00%	07/01/2058	2,400	2,417,006
New Hope Cultural Education Facilities Finance Corp. (Cumberland Academy);
Series 2020 A, RB(c)	5.00%	08/15/2040	2,390	2,345,284
Series 2020 A, RB(c)	5.00%	08/15/2050	2,220	2,060,342
New Hope Cultural Education Facilities Finance Corp. (Legacy Midtown Park); Series 2018 A, RB	5.50%	07/01/2054	8,250	6,462,586
New Hope Cultural Education Facilities Finance Corp. (Legacy Preparatory Charter Academy);
Series 2018 A, RB(c)	6.00%	08/15/2037	1,000	1,016,779
Series 2018 A, RB(c)	6.00%	08/15/2047	13,435	13,509,267
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford);
Series 2016 A, RB	5.38%	11/15/2036	400	357,002
Series 2016 A, RB	5.50%	11/15/2046	650	543,726
Series 2016 A, RB	5.50%	11/15/2052	3,425	2,788,991
New Hope Cultural Education Facilities Finance Corp. (Outlook at Windhaven (The));
Series 2022 A, RB	6.63%	10/01/2043	24,685	23,578,448
Series 2022 A, RB	6.75%	10/01/2052	9,910	9,180,946
Series 2022 A, RB	6.88%	10/01/2057	16,160	15,037,118
New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North);
Series 2018, Ref. RB	5.25%	10/01/2049	3,700	3,016,572
Series 2020, RB	5.25%	10/01/2055	12,390	9,893,637
New Hope Cultural Education Facilities Finance Corp. (Sanctuary LTC); Series 2021, RB	6.50%	01/01/2031	5,950	4,706,773
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.); Series 2014, RB	5.50%	01/01/2049	1,300	1,067,835
North Central Texas Housing Finance Corp. (Village of Kaufman Apartments); Series 2012, RB(e)	6.15%	01/01/2029	1,445	1,446,056
North Parkway Municipal Management District No. 1;
Series 2021, RB(c)	4.00%	09/15/2041	500	436,434
Series 2021, RB(c)	4.25%	09/15/2051	1,000	852,567
North Parkway Municipal Management District No. 1 (Major Improvements);
Series 2021, RB(c)	4.75%	09/15/2041	2,000	1,918,120
Series 2021, RB(c)	5.00%	09/15/2051	3,500	3,290,597
Pflugerville (City of), TX; Series 2023, Ctfs. of Obligation	5.00%	08/01/2053	13,285	14,270,991
Pilot Point (City of), TX (Creekview Public Improvement District Zone A);
Series 2022, RB(c)	5.75%	09/15/2032	340	345,938
Series 2022, RB(c)	5.50%	09/15/2042	800	806,124
Series 2022, RB(c)	5.63%	09/15/2052	1,450	1,461,814
Series 2022, RB(c)	6.13%	09/15/2052	2,070	2,128,211
Pilot Point (City of), TX (Creekview Public Improvement District Zone B);
Series 2022, RB(c)	5.50%	09/15/2042	750	755,741
Series 2022, RB(c)	5.63%	09/15/2052	1,300	1,310,592

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Pilot Point (City of), TX (Mobberly Public Area No. 2);
Series 2022, RB(c)	5.38%	09/15/2027	$350	$351,994
Series 2022, RB(c)	5.63%	09/15/2032	400	412,897
Series 2022, RB(c)	6.00%	09/15/2052	4,000	4,106,239
Pilot Point (City of), TX (Mobberly Public Improvement District);
Series 2022, RB(c)	5.50%	09/15/2048	2,000	2,018,159
Series 2022, RB(c)	6.50%	09/15/2052	1,484	1,534,569
Plano (City of), TX;
Series 2023, RB(c)	8.25%	09/15/2043	1,765	1,871,961
Series 2023, RB(c)	7.50%	09/15/2053	1,400	1,487,448
Series 2023, RB(c)	8.50%	09/15/2053	3,050	3,232,386
Pottsboro Higher Education Finance Corp. (Imagine International Academy of North Texas LLC);
Series 2016 A, RB	5.00%	08/15/2036	655	651,384
Series 2016 A, RB	5.00%	08/15/2046	1,000	937,178
Princeton (City of), TX;
Series 2023, RB(c)	7.00%	09/01/2043	2,500	2,562,326
Series 2023, RB(c)	7.00%	09/01/2053	3,000	3,042,472
Series 2023, RB(c)	7.88%	09/01/2053	1,935	1,981,647
Princeton (City of), TX (Eastridge Public Improvement District);
Series 2022, RB(c)	5.13%	09/01/2042	845	822,470
Series 2022, RB(c)	5.25%	09/01/2052	1,375	1,315,783
Princeton Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)(k)	4.25%	02/15/2053	25,065	25,149,494
Red River Education Finance Corp. (Houston Baptist University); Series 2017, Ref. RB	5.50%	10/01/2046	23,170	23,196,511
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, RB(d)(e)	8.00%	11/15/2024	3,000	3,089,551
Rockdale Special Assessment; Series 2023, RB(c)	7.50%	09/15/2054	3,722	3,893,187
Rockwall Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2053	10,000	9,659,885
Rowlett (City of), TX (Bayside Public Improvement District North Improvement Area); Series 2016, RB	6.00%	09/15/2046	450	451,972
Sabine Neches Housing Finance Corp. (Fox Run Apartments); Series 2012, RB(e)	6.15%	01/01/2029	1,645	1,645,420
San Antonio (City of), TX; Series 2023, RB(k)	4.00%	05/15/2051	20,000	19,468,894
Sanger Industrial Development Corp. (Texas Pellets); Series 2012 C, RB (Acquired 08/31/2012; Cost $26,820,000)(b)(f)(g)(i)	7.50%	07/01/2038	26,820	6,302,700
sherman (City of), TX; Series 2023, Ctfs. of Obligation	5.00%	08/15/2048	10,000	10,882,999
Spring Branch Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/01/2048	8,000	7,852,418
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living - Ventana);
Series 2017, RB	6.75%	11/15/2047	3,500	3,580,027
Series 2017, RB	6.75%	11/15/2052	2,100	2,136,424
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home); Series 2017 A, RB (Acquired 06/12/2020; Cost $4,646,513)(f)(g)	6.38%	02/15/2048	5,710	3,140,500
Series 2017 A, RB (Acquired 06/12/2020; Cost $2,441,250)(f)(g)	6.38%	02/15/2052	3,000	1,650,000
Series 2017, RB (Acquired 06/12/2020; Cost $1,688,531)(f)(g)	6.38%	02/15/2041	2,075	1,141,250
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks);
Series 2020, Ref. RB	6.25%	11/15/2031	500	487,162
Series 2020, Ref. RB	6.63%	11/15/2041	2,000	1,902,917
Series 2020, Ref. RB	6.75%	11/15/2051	3,000	2,764,679
Series 2020, Ref. RB	6.88%	11/15/2055	3,555	3,303,041
Texas (State of);
Series 2023 A, GO Bonds(b)	4.13%	08/01/2044	6,205	5,962,938
Series 2023 A, GO Bonds(b)	4.13%	08/01/2046	19,530	18,476,415
Texas (State of) Transportation Commission (Central Texas Turnpike System); Series 2015 C, Ref. RB	5.00%	08/15/2042	18,825	18,867,646

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Texas (State of) Water Development Board;
Series 2018 B, RB	4.00%	10/15/2043	$5,000	$ 5,010,724
Series 2018, RB(k)	5.00%	10/15/2053	13,515	14,173,018
Series 2019 A, RB	4.00%	10/15/2044	2,500	2,515,262
Series 2019 A, RB	4.00%	10/15/2049	10,000	9,785,733
Series 2021, RB(k)	4.00%	10/15/2056	15,000	14,431,029
Series 2023 A, RB	5.00%	10/15/2058	7,000	7,620,983
Texas City Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	08/15/2048	2,500	2,488,256
Texas State Student Housing Corp.; Series 2001, RB(g)	6.85%	07/01/2031	215	215,000
Texas State Technical College;
Series 2022, RB (INS - AGM)(h)(k)	5.50%	08/01/2042	12,500	14,408,313
Series 2022, RB (INS - AGM)(h)(k)	6.00%	08/01/2054	6,000	6,916,620
Vintage Township Public Facilities Corp.; Series 2008 A, RB	7.38%	10/01/2038	1,848	1,850,458
Waller Consolidated Independent School District;
Series 2023 A, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2048	22,800	22,510,917
Series 2023 A, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2053	39,435	38,157,945
Waxahachie (City of), TX; Series 2015, RB	6.00%	08/15/2045	6,000	6,008,806
Waxahachie Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.25%	02/15/2053	9,000	9,031,736
Williamson (County of), TX Municipal Utility District No. 28;
Series 2022, GO Bonds (INS - AGM)(h)	4.25%	10/01/2044	1,360	1,371,862
Series 2022, GO Bonds (INS - AGM)(h)	4.25%	10/01/2047	1,540	1,538,563
Series 2022, GO Bonds (INS - AGM)(h)	4.38%	10/01/2048	1,805	1,812,466
Series 2022, GO Bonds (INS - AGM)(h)	4.50%	10/01/2050	1,510	1,519,833
Wylie Independent School District;
Series 2024, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2049	10,000	9,787,334
Series 2024, GO Bonds (CEP - Texas Permanent School Fund)	5.25%	08/15/2054	30,000	33,148,410
Ysleta Independent School District;
Series 2020, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	08/15/2050	8,700	8,454,528
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)(k)	5.00%	08/15/2056	17,340	18,638,662
				1,258,775,889

Utah–1.24%
Auto Mall & Retail Public Infrastructure District; Series 2023 A, GO Bonds(c)(j)	8.25%	03/01/2053	18,700	15,037,885
Black Desert Public Infrastructure District; Series 2021 B, GO Bonds(c)	7.38%	09/15/2051	5,500	4,614,039
Downtown East Streetcar Sewer Public Infrastructure District;
Series 2022 A, GO Bonds(c)	6.00%	03/01/2053	6,500	6,484,658
Series 2022 B, GO Bonds(c)	9.00%	03/15/2053	1,239	1,237,498
Gateway at Sand Hollow Public Infrastructure District No. 1; Series 2021 A, GO Bonds(c)	5.50%	03/01/2051	11,500	9,065,892
Hideout (Town of), UT Local District No. 1;
Series 2014, RB	7.75%	08/01/2024	40	40,053
Series 2014, RB	8.25%	08/01/2034	610	610,349
Pine View Public Infrastructure District No. 1; Series 2021 A, GO Bonds(c)	6.00%	03/01/2051	13,815	11,229,973
Red Bridge Public Infrastructure District No. 1;
Series 2021 A, GO Bonds(c)	4.38%	02/01/2051	1,000	730,735
Series 2021 B, GO Bonds(c)	7.38%	08/15/2051	600	485,694
Salt Lake City (City of), UT;
Series 2017 A, RB(b)	5.00%	07/01/2047	5,000	5,065,322
Series 2018 A, RB(b)	5.25%	07/01/2048	11,035	11,433,184
Series 2021 A, RB (INS - AGM)(b)(h)	4.00%	07/01/2051	10,420	9,745,644
Utah (State of) Charter School Finance Authority (Endeavour Hall);
Series 2012, RB	6.00%	07/15/2032	1,615	1,615,224
Series 2012, RB	6.25%	07/15/2042	3,870	3,870,054
Utah (State of) Charter School Finance Authority (Esperanza Elementary School);
Series 2018 A, RB(c)	5.00%	10/15/2038	2,330	2,241,984
Series 2018 A, RB(c)	5.25%	10/15/2048	2,205	2,078,617
Utah (State of) Charter School Finance Authority (Leadership Learning Academy); Series 2019 A, RB(c)	5.00%	06/15/2050	2,000	1,815,337

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utah–(continued)
Utah (State of) Charter School Finance Authority (Merit Preparatory Academy); Series 2019 A, RB(c)	5.38%	06/15/2049	$3,645	$3,367,933
Utah (State of) Charter School Finance Authority (Reagan Academy); Series 2016 A, Ref. RB(c)	5.00%	02/15/2046	855	795,720
Utah (State of) Charter School Finance Authority (The Freedom Academy Foundation);
Series 2017, Ref. RB(c)	5.25%	06/15/2037	4,810	4,470,014
Series 2017, Ref. RB(c)	5.38%	06/15/2048	8,415	7,157,048
Utah Housing Corp.; Series 2024 A, RB (CEP - GNMA)	5.00%	01/01/2054	3,355	3,447,935
Wohali Public Infrastructure District No. 1 (Wohali Assessment Area #1); Series 2023, RB(c)	7.00%	12/01/2042	8,630	8,726,108
				115,366,900

Vermont–0.06%
East Central Vermont Telecommunications District;
Series 2018 A, RB(c)	5.75%	12/01/2036	1,450	1,452,103
Series 2018 A, RB(c)	5.60%	12/01/2043	960	901,461
Series 2019 A, RB(c)	5.00%	12/01/2048	4,330	3,561,013
				5,914,577

Virgin Islands–0.13%
Tobacco Settlement Financing Corp.; Series 2006 A, RB(l)	0.00%	05/15/2035	23,395	11,748,885

Virginia–0.83%
Atlantic Park Community Development Authority; Series 2023, RB(c)	6.25%	08/01/2045	16,865	16,429,589
Celebrate North Community Development Authority (Celebrate VA North); Series 2003 B, RB(g)(i)	6.75%	03/01/2034	1,289	837,850
Lewistown (City of), VA Commerce Center Community Development Authority;
Series 2014 A, RB	6.05%	03/01/2044	919	702,905
Series 2014 B, RB	6.05%	03/01/2044	2,542	2,213,175
Series 2014 C, RB(g)	6.05%	03/01/2054	2,183	1,047,847
Norfolk (City of), VA Redevelopment & Housing Authority (Fort Norfolk Retirement Community, Inc. - Harbor’s Edge); Series 2019 A, RB	5.25%	01/01/2054	20,650	17,172,402
Series 2019, RB	4.00%	01/01/2029	1,100	1,030,834
Peninsula Town Center Community Development Authority; Series 2018, Ref. RB(c)	5.00%	09/01/2045	1,000	954,678
Richmond (City of), VA Redevelopment & Housing Authority; Series 2017, RB(c)	5.55%	01/01/2037	2,080	1,998,691
Roanoke (County of), VA Economic Development Authority;
Series 2019 A, Ref. RB (Acquired 04/11/2019; Cost $8,305,222)(f)(g)	5.25%	09/01/2049	8,495	7,875,035
Series 2019 A, Ref. RB (Acquired 04/11/2019; Cost $4,525,146)(f)(g)	5.38%	09/01/2054	4,615	4,278,197
Tobacco Settlement Financing Corp.; Series 2007 B-1, RB	5.00%	06/01/2047	1,515	1,435,179
Virginia (Commonwealth of) Small Business Financing Authority (Covanta); Series 2018, RB(b)(c)(e)	5.00%	07/01/2038	4,690	4,379,852
Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay);
Series 2023, RB	7.00%	09/01/2053	7,000	7,686,047
Series 2023, RB	7.00%	09/01/2059	8,500	9,298,826
				77,341,107

Washington–1.32%
Kalispel Tribe of Indians;
Series 2018 A, RB(c)	5.25%	01/01/2038	3,000	3,096,956
Series 2018 B, RB(c)	5.00%	01/01/2032	500	516,357
Series 2018 B, RB(c)	5.25%	01/01/2038	1,000	1,032,319
Kelso (City of), WA Housing Authority (Chinook & Columbia Apartments); Series 1998, RB	5.60%	03/01/2028	90	90,001
Kitsap (County of), WA Consolidated Housing Authority; Series 2001 A, RB(b)	6.10%	10/01/2031	40	39,240
Port of Seattle Industrial Development Corp. (Delta Airlines); Series 2012, Ref. RB(b)	5.00%	04/01/2030	2,125	2,125,204
Seattle (Port of), WA;
Series 2015 A, RB	5.00%	04/01/2040	5,000	5,016,021
Series 2021 C, Ref. RB(b)	5.00%	08/01/2046	12,000	12,620,414
Series 2022 B, Ref. RB(b)	4.00%	08/01/2047	3,000	2,819,619
Series 2022 B, Ref. RB(b)	5.00%	08/01/2047	8,195	8,679,729
Series 2022 B, Ref. RB(b)	5.50%	08/01/2047	2,500	2,754,436
Series 2022, RB(b)(k)	5.00%	04/01/2044	25,295	26,325,468
Tacoma (City of), WA Consolidated Local Improvement Districts; Series 2013, RB	5.75%	04/01/2043	1,939	1,914,934

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–(continued)
Washington (State of) (Bid Group 3); Series 2022 A-3, GO Bonds	5.00%	08/01/2045	$1,945	$2,152,298
Washington (State of) Economic Development Finance Authority (Columbia Pulp I, LLC);
Series 2017 A, RB (Acquired 07/25/2017-06/21/2019; Cost $26,279,409)(b)(c)(f)(g)	7.50%	01/01/2032	26,355	2,636
Washington (State of) Economic Development Finance Authority (Green Bonds); Series 2020 A, RB(b)(c)	5.63%	12/01/2040	8,000	8,010,327
Washington (State of) Economic Development Finance Authority (North Pacific Paper);
Series 2020 B, Ref. RB(c)	9.00%	12/01/2036	15,380	15,727,691
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living);
Series 2015 A, RB(c)(d)(e)	7.00%	07/01/2025	1,000	1,041,933
Series 2015 A, RB(c)(d)(e)	7.00%	07/01/2025	1,700	1,771,286
Washington (State of) Housing Finance Commission (Presbyterian Retirement Co.); Series 2016
A, Ref. RB(c)	5.00%	01/01/2046	7,500	5,313,701
Washington (State of) Housing Finance Commission (Social Certificates); Series 2021-1A, Revenue Ctfs.	3.50%	12/20/2035	20,721	19,462,435
Washington (State of) Housing Finance Commission (Transforming Age); Series 2019 A, RB(c)	5.00%	01/01/2055	3,265	2,159,991
				122,672,996

West Virginia–1.03%
Harrison (County of), WV Commission (Charles Pointe No. 2); Series 2013, Ref. RB(c)(g)	7.00%	06/01/2035	27,145	13,572,500
Harrison (County of), WV County Commission (Charles Pointe Economic Opportunity Development District);
Series 2019 A, RB(c)(g)	5.75%	06/01/2042	18,975	13,416,530
Series 2019 B, Ref. RB(c)(g)	7.50%	06/01/2042	5,285	3,492,357
Monogalia (County of), WV (Development Disctict No. 4 - University Town Centre);
Series 2023, Ref. RB(c)	5.75%	06/01/2043	800	848,835
Series 2023, Ref. RB(c)	6.00%	06/01/2053	1,000	1,073,958
Monongalia (County of), WV Commission Special District; Series 2023 B, Ref. RB(c)	8.45%	06/01/2053	16,000	3,588,118
Monongalia (County of), WV Commission Special District (University Town Centre Economic Opportunity Development District);
Series 2017 A, Ref. RB(c)	5.75%	06/01/2043	3,435	3,530,682
Series 2020, Ref. RB(c)	7.50%	06/01/2043	9,060	9,849,767
Series 2023, RB(c)	7.00%	06/01/2043	2,200	2,366,449
Ohio (County of), WV Development Authority (Sports Complex); Series 2018, RB	5.00%	09/01/2048	10,465	7,794,379
West Virginia (State of) Economic Development Authority (Empire Green Gerenation LLC);
Series 2023, RB(b)(c)	9.50%	05/01/2043	20,000	20,373,738
West Virginia (State of) Economic Development Authority (Empire South Terminal of West);
Series 2023, RB(c)	8.50%	12/01/2043	16,000	16,260,831
				96,168,144

Wisconsin–2.89%
Gillett (City of), WI; Series 2021 A, RB(b)(c)	5.50%	12/01/2032	4,600	3,943,075
Public Finance Authority;
Series 2023, RB(c)	5.75%	07/01/2033	485	501,557
Series 2023, RB(c)	6.63%	07/01/2043	650	671,740
Series 2023, RB(c)	6.88%	07/01/2053	1,350	1,394,789
Series 2023, RB(c)	7.00%	07/01/2058	1,750	1,807,367
Series 2023, RB	5.75%	07/01/2062	70,000	74,619,405
Public Finance Authority (Aurora Integrated Oncology Foundation); Series 2023, RB(c)	10.00%	11/01/2038	18,000	18,138,883
Public Finance Authority (CABS); Series 2024, RB(l)	0.00%	02/01/2031	22,755	14,151,036
Public Finance Authority (Candela Project); Series 2023, RB(c)	6.13%	12/15/2029	8,000	7,957,480
Public Finance Authority (Indigo); Series 2023, RB(c)(l)	0.00%	12/01/2028	17,675	12,220,921
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group);
Series 2017, Ref. RB	5.00%	08/01/2032	1,375	1,185,777
Series 2017, Ref. RB	5.00%	08/01/2037	1,500	1,206,903
Series 2017, Ref. RB	5.00%	08/01/2039	3,750	2,913,193
Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System);
Series 2019, Ref. RB	5.00%	11/01/2039	1,950	1,713,940
Series 2019, Ref. RB	5.00%	11/01/2046	5,200	4,270,575
Series 2019, Ref. RB	5.00%	11/01/2054	7,000	5,503,828

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Health & Educational Facilities Authority (Clement Manor, Inc.); Series 2019, Ref. RB	5.00%	08/01/2049	$2,750	$1,974,317
Wisconsin (State of) Public Finance Authority;
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $19,349)(c)(f)(l)	0.00%	01/01/2047	156	3,884
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $16,506)(c)(f)(l)	0.00%	01/01/2048	136	3,219
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $15,844)(c)(f)(l)	0.00%	01/01/2049	134	2,990
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $14,952)(c)(f)(l)	0.00%	01/01/2050	129	2,689
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $14,336)(c)(f)(l)	0.00%	01/01/2051	127	2,508
Series 2005 A-1, RB(c)(l)	0.00%	01/01/2052	165	3,034
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $17,477)(c)(f)(l)	0.00%	01/01/2053	163	2,841
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $16,473)(c)(f)(l)	0.00%	01/01/2054	158	2,587
Series 2005 A-1, RB(c)(l)	0.00%	01/01/2055	154	2,399
Series 2005 A-1, RB(c)(l)	0.00%	01/01/2056	151	2,237
Series 2005 A-1, RB(c)(g)	5.50%	07/01/2056	8,230	6,244,239
Series 2005 A-1, RB(c)(l)	0.00%	01/01/2057	168	2,337
Series 2005 A-1, RB(c)(l)	0.00%	01/01/2058	163	2,156
Series 2005 A-1, RB(c)(l)	0.00%	01/01/2059	159	1,998
Series 2005 A-1, RB(c)(l)	0.00%	01/01/2060	156	1,839
Series 2005 A-1, RB(c)(l)	0.00%	01/01/2061	153	1,711
Series 2005 A-1, RB(c)(l)	0.00%	01/01/2062	149	1,575
Series 2005 A-1, RB(c)(l)	0.00%	01/01/2063	146	1,464
Series 2005 A-1, RB(c)(l)	0.00%	01/01/2064	143	1,365
Series 2005 A-1, RB(c)(l)	0.00%	01/01/2065	140	1,264
Series 2005 A-1, RB(c)(l)	0.00%	01/01/2066	151	1,262
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $139,229)(c)(f)(l)	0.00%	01/01/2067	1,821	13,783
Series 2012 C, Ref. RB(b)	5.25%	07/01/2028	1,190	1,190,908
Series 2012, RB	6.00%	09/01/2045	5,750	5,535,260
Series 2015 A, RB	6.00%	02/01/2045	1,910	1,910,040
Series 2016 A, RB(c)	5.25%	05/01/2046	2,500	2,309,012
Series 2016 A, RB	5.25%	01/01/2052	10,960	7,975,453
Series 2018, RB (INS - AGM)(h)	5.00%	07/01/2058	7,900	8,095,344
Series 2019, RB(c)	5.00%	06/15/2054	455	409,272
Wisconsin (State of) Public Finance Authority (21st Century Public Academy);
Series 2020 A, RB(c)	5.00%	06/01/2040	760	688,349
Series 2020 A, RB(c)	5.00%	06/01/2049	1,340	1,136,051
Wisconsin (State of) Public Finance Authority (Adelaide Pointe); Series 2023, RB(c)	6.25%	06/01/2052	13,685	13,784,125
Wisconsin (State of) Public Finance Authority (American Dream at Meadowlands); Series 2017, RB(c)(g)	6.75%	08/01/2031	22,000	16,060,000
Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth); Series 2016 A, RB(c)	5.13%	06/01/2048	2,075	1,863,894
Wisconsin (State of) Public Finance Authority (Capitol Encore Academy (The));
Series 2019 A, RB(c)	4.75%	06/01/2029	250	242,647
Series 2019 A, RB(c)	5.25%	06/01/2039	750	701,360
Series 2019 A, RB(c)	5.50%	06/01/2049	1,940	1,783,848
Wisconsin (State of) Public Finance Authority (Dreamhouse);
Series 2022 A, RB(c)	5.75%	06/01/2025	16,975	16,990,449
Series 2022 B, RB(c)	7.50%	06/01/2025	1,970	1,932,397
Wisconsin (State of) Public Finance Authority (Explore Knowledge Foundation);
Series 2012 A, RB	5.75%	07/15/2032	860	860,557
Series 2012 A, RB	6.00%	07/15/2042	1,345	1,345,752
Wisconsin (State of) Public Finance Authority (Founders Academy of Las Vegas);
Series 2023, RB(c)	6.63%	07/01/2053	600	619,390
Series 2023, RB(c)	6.75%	07/01/2058	550	570,147
Wisconsin (State of) Public Finance Authority (Lariat); Series 2023, RB(c)(l)	0.00%	09/01/2029	7,000	4,663,175
Wisconsin (State of) Public Finance Authority (North Carolina Leadership Academy); Series 2019, RB(c)	5.00%	06/15/2049	520	476,719
Wisconsin (State of) Public Finance Authority (Rider University); Series 2021 B, RB(c)	6.00%	07/01/2031	7,040	6,182,777

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Public Finance Authority (Traders Point Christian Schools);
Series 2019 A, RB(c)	5.38%	06/01/2044	$3,495	$3,020,191
Series 2019 A, RB(c)	5.50%	06/01/2054	4,320	3,651,229
Series 2019, RB(c)	5.62%	06/01/2029	730	685,344
Wisconsin (State of) Public Finance Authority (WhiteStone); Series 2020 A, RB(c)	5.25%	03/01/2045	4,325	3,873,172
				269,035,029
Total Municipal Obligations (Cost $10,522,546,649)				10,191,881,080

			Shares
Common Stocks & Other Equity Interests–0.33%
Delta Air Lines, Inc.			7,679	324,591
General Motors Co.			2,919	119,621
Energy Harbor Corp.(p)			363,120	30,502,080
Total Common Stocks & Other Equity Interests (Cost $11,063,438)				30,946,292

	Interest Rate	Maturity Date	Principal Amount (000)
U.S. Dollar Denominated Bonds & Notes–0.23%
California–0.20%
CalPlant I LLC;
Exit Facility(c)(i)	15.00%	07/01/2025	$3,070	3,070,000
Series 21A(c)(g)(i)	9.50%	12/31/2049	1,005	1,005,000
Series 21B(c)(g)(i)	9.50%	12/31/2049	3,820	3,820,000
Series 22A(c)(g)(i)	9.50%	12/31/2049	2,105	2,105,000
Series 22B(c)(g)(i)	9.50%	12/31/2049	180	180,000
Series 22C(c)(g)(i)	9.50%	12/31/2049	1,380	1,380,000
Series 22X(c)(g)(i)	9.50%	03/31/2024	2,075	2,075,000
Series 23A(c)(g)(i)	9.50%	03/31/2024	730	730,000
Series 23B(c)(g)(i)	9.50%	03/31/2024	650	650,000
Series 23C(c)(g)(i)	9.50%	03/31/2024	1,035	1,035,000
Series 23D (Acquired 05/04/2023; Cost $900,000)(c)(f)(g)(i)	9.50%	03/31/2024	900	900,000
Series 23E(c)(g)(i)	9.50%	03/31/2024	1,020	1,020,000
				17,970,000

North Dakota–0.03%
Red River Biorefinery LLC;
Series 2024(c)(i)	15.00%	04/30/2024	925	925,000
Series 23A(c)(i)	15.00%	04/30/2024	2,000	2,000,000
				2,925,000
Total U.S. Dollar Denominated Bonds & Notes (Cost $20,895,000)				20,895,000
TOTAL INVESTMENTS IN SECURITIES(q)–110.17% (Cost $10,554,505,087)				10,243,722,372
FLOATING RATE NOTE OBLIGATIONS–(11.17)%
Notes with interest and fee rates ranging from 3.82% to 4.07% at 02/29/2024 and contractual maturities of collateral ranging from 05/01/2029 to 05/15/2062 (See Note 1J)(r)				(1,038,620,000)
OTHER ASSETS LESS LIABILITIES–1.00%				92,906,255
NET ASSETS–100.00%				$9,298,008,627

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44	Invesco Rochester® Municipal Opportunities Fund

Investment Abbreviations:

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
CHF	- Swiss Franc
COP	- Certificates of Participation
Ctfs.	- Certificates
FNMA	- Federal National Mortgage Association
GNMA	- Government National Mortgage Association
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
NATL	- National Public Finance Guarantee Corp.
NCCU	- North Carolina Central University
PCR	- Pollution Control Revenue Bonds
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
VRD	- Variable Rate Demand
Wts.	- Warrants

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
(b)	Security subject to the alternative minimum tax.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $1,365,565,889, which represented 14.69% of the Fund’s Net Assets.

(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Restricted security. The aggregate value of these securities at February 29, 2024 was $131,341,875, which represented 1.41% of the Fund’s Net Assets.
(g)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2024 was $188,813,423, which represented 2.03% of the Fund’s Net Assets.

(h)	Principal and/or interest payments are secured by the bond insurance company listed.
(i)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(j)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(k)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(l)	Zero coupon bond issued at a discount.
(m)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 29, 2024.

(n)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $121,560,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(o)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(p)	Non-income producing security.
(q)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percent
Texas Permanent School Fund	5.22%

(r)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2024. At February 29, 2024, the Fund’s investments with a value of $1,496,014,461 are held by TOB Trusts and serve as collateral for the $1,038,620,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45	Invesco Rochester® Municipal Opportunities Fund

Statement of Assets and Liabilities

February 29, 2024

Assets:

Investments in unaffiliated securities, at value (Cost $10,554,505,087)	$10,243,722,372
Cash	11,743,238
Receivable for:
Investments sold	1,807,573
Fund shares sold	17,269,044
Dividends	1,118
Interest	157,294,175
Investments matured, at value (Cost $56,916,574)	14,028,374
Investment for trustee deferred compensation and retirement plans	322,246
Other assets	4,373,015
Total assets	10,450,561,155

Liabilities:
Floating rate note obligations	1,038,620,000
Payable for:
Investments purchased	83,144,408
Dividends	20,408,504
Fund shares reacquired	7,225,369
Accrued fees to affiliates	2,421,768
Accrued interest expense	172,281
Accrued trustees’ and officers’ fees and benefits	138,612
Accrued other operating expenses	99,340
Trustee deferred compensation and retirement plans	322,246
Total liabilities	1,152,552,528
Net assets applicable to shares outstanding	$9,298,008,627

Net assets consist of:
Shares of beneficial interest	$11,848,791,206
Distributable earnings (loss)	(2,550,782,579)
$9,298,008,627

Net Assets:
Class A	$4,163,816,417

Class C	$549,006,555

Class Y	$4,457,417,253

Class R5	$19,380

Class R6	$127,749,022

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	605,424,339

Class C	80,159,407

Class Y	648,865,447

Class R5	2,817

Class R6	18,578,246

Class A:
Net asset value per share	$6.88

Maximum offering price per share (Net asset value of $6.88 ÷ 95.75%)	$7.19

Class C:
Net asset value and offering price per share	$6.85

Class Y:
Net asset value and offering price per share	$6.87

Class R5:
Net asset value and offering price per share	$6.88

Class R6:
Net asset value and offering price per share	$6.88

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46	Invesco Rochester® Municipal Opportunities Fund

Statement of Operations

For the year ended February 29, 2024

Investment income:

Interest	$473,671,093

Expenses:
Advisory fees	29,479,773

Administrative services fees	1,201,687

Custodian fees	84,286

Distribution fees:
Class A	9,802,086

Class C	4,875,723

Interest, facilities and maintenance fees	59,670,002

Transfer agent fees – A, C and Y	6,022,479

Transfer agent fees – R5	4

Transfer agent fees – R6	17,043

Trustees’ and officers’ fees and benefits	115,235

Registration and filing fees	462,009

Reports to shareholders	438,575

Professional services fees	2,196,651

Other	110,187

Total expenses	114,475,740

Less: Expense offset arrangement(s)	(16,623)

Net expenses	114,459,117

Net investment income	359,211,976

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(40,898))	(105,247,487)

Change in net unrealized appreciation of unaffiliated investment securities	358,346,792

Net realized and unrealized gain	253,099,305

Net increase in net assets resulting from operations	$612,311,281

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47	Invesco Rochester® Municipal Opportunities Fund

Statement of Changes in Net Assets

For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:
Net investment income	$359,211,976	$348,559,212

Net realized gain (loss)	(105,247,487)	(480,004,669)

Change in net unrealized appreciation (depreciation)	358,346,792	(738,146,217)

Net increase (decrease) in net assets resulting from operations	612,311,281	(869,591,674)

Distributions to shareholders from distributable earnings:
Class A	(202,033,623)	(183,944,640)

Class C	(24,300,684)	(24,427,594)

Class Y	(204,505,146)	(158,331,163)

Class R5	(997)	(61,264)

Class R6	(6,031,814)	(3,596,973)

Total distributions from distributable earnings	(436,872,264)	(370,361,634)

Share transactions–net:
Class A	260,887,308	(155,678,826)

Class C	(14,502,265)	(101,725,735)

Class Y	983,324,401	234,126,867

Class R5	532	(5,216,319)

Class R6	38,379,370	41,544,059

Net increase in net assets resulting from share transactions	1,268,089,346	13,050,046

Net increase (decrease) in net assets	1,443,528,363	(1,226,903,262)

Net assets:
Beginning of year	7,854,480,264	9,081,383,526

End of year	$9,298,008,627	$7,854,480,264

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48	Invesco Rochester® Municipal Opportunities Fund

Statement of Cash Flows

For the year ended February 29, 2024

Cash provided by operating activities:
Net increase in net assets resulting from operations	$612,311,281

Adjustments to reconcile the change in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(3,182,067,763)

Proceeds from sales of investments	2,418,148,408

Purchases of short-term investments, net	(171,629,051)

Amortization of premium on investment securities	41,603,334

Accretion of discount on investment securities	(53,692,679)

Net realized loss from investment securities	105,247,487

Net change in unrealized appreciation on investment securities	(358,346,792)

Change in operating assets and liabilities:

Increase in receivables and other assets	(28,040,071)

Decrease in accrued expenses and other payables	(448,951)

Net cash provided by (used in) operating activities	(616,914,797)

Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(217,759,078)

Proceeds from shares of beneficial interest sold	3,704,029,216

Proceeds of TOB Trusts	486,550,000

Repayments of TOB Trusts	(672,025,000)

Repayment of borrowings	(9,400,000)

Disbursements from shares of beneficial interest reacquired	(2,663,243,393)

Net cash provided by (used in) financing activities	628,151,745

Net increase in cash and cash equivalents	11,236,948

Cash and cash equivalents at beginning of period	506,290

Cash and cash equivalents at end of period	$11,743,238

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$215,586,854

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$59,703,680

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49	Invesco Rochester® Municipal Opportunities Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/29/24	$6.74	$0.28	$0.21	$0.49	$(0.35)	$6.88	7.45%		$4,163,816	1.44%		1.44%		0.73%		4.22%		25%
Year ended 02/28/23	7.80	0.31	(1.04)	(0.73)	(0.33)	6.74	(9.41)		3,822,402	1.30		1.30		0.72		4.41		47
Year ended 02/28/22	7.98	0.26	(0.10)	0.16	(0.34)	7.80	1.95		4,596,751	0.85		0.85		0.69		3.24		22
Year ended 02/28/21	8.30	0.30	(0.23)	0.07	(0.39)	7.98	1.13		4,323,667	0.95		0.95		0.77		3.87		28
Seven months ended 02/29/20	7.81	0.20	0.48	0.68	(0.19)	8.30	8.87		4,389,039	0.95	(d)	0.95	(d)	0.69	(d)	4.26	(d)	9
Year ended 07/31/19	7.34	0.35	0.45	0.80	(0.33)	7.81	11.26		3,825,646	1.20		1.20		0.76		4.64		34
Class C
Year ended 02/29/24	6.71	0.24	0.20	0.44	(0.30)	6.85	6.77	(e)	549,007	2.09	(e)	2.09	(e)	1.38	(e)	3.57	(e)	25
Year ended 02/28/23	7.76	0.26	(1.03)	(0.77)	(0.28)	6.71	(9.94	)(e)	553,465	1.95	(e)	1.95	(e)	1.37	(e)	3.76	(e)	47
Year ended 02/28/22	7.95	0.21	(0.11)	0.10	(0.29)	7.76	1.15	(e)	754,439	1.50	(e)	1.50	(e)	1.34	(e)	2.59	(e)	22
Year ended 02/28/21	8.26	0.25	(0.23)	0.02	(0.33)	7.95	0.54		717,496	1.60		1.60		1.42		3.22		28
Seven months ended 02/29/20	7.77	0.17	0.48	0.65	(0.16)	8.26	8.51		1,020,424	1.61	(d)	1.61	(d)	1.35	(d)	3.61	(d)	9
Year ended 07/31/19	7.31	0.30	0.45	0.75	(0.29)	7.77	10.45		1,019,084	1.86		1.86		1.42		3.99		34
Class Y
Year ended 02/29/24	6.73	0.30	0.20	0.50	(0.36)	6.87	7.72		4,457,417	1.19		1.19		0.48		4.47		25
Year ended 02/28/23	7.79	0.32	(1.04)	(0.72)	(0.34)	6.73	(9.19)		3,394,429	1.05		1.05		0.47		4.66		47
Year ended 02/28/22	7.97	0.28	(0.10)	0.18	(0.36)	7.79	2.20		3,674,521	0.60		0.60		0.44		3.49		22
Year ended 02/28/21	8.29	0.32	(0.23)	0.09	(0.41)	7.97	1.40		3,018,845	0.70		0.70		0.52		4.12		28
Seven months ended 02/29/20	7.80	0.21	0.49	0.70	(0.21)	8.29	9.04		2,968,456	0.71	(d)	0.71	(d)	0.45	(d)	4.51	(d)	9
Year ended 07/31/19	7.33	0.37	0.45	0.82	(0.35)	7.80	11.55		2,430,627	0.95		0.95		0.51		4.89		34
Class R5
Year ended 02/29/24	6.73	0.31	0.20	0.51	(0.36)	6.88	7.85		19	1.09		1.09		0.38		4.57		25
Year ended 02/28/23	7.79	0.34	(1.06)	(0.72)	(0.34)	6.73	(9.19)		18	1.05		1.05		0.47		4.66		47
Year ended 02/28/22	7.98	0.28	(0.11)	0.17	(0.36)	7.79	2.06		5,625	0.65		0.65		0.49		3.44		22
Year ended 02/28/21	8.29	0.32	(0.22)	0.10	(0.41)	7.98	1.58		7,290	0.67		0.67		0.49		4.15		28
Seven months ended 02/29/20	7.80	0.22	0.51	0.73	(0.24)	8.29	9.49		4,697	0.64	(d)	0.64	(d)	0.38	(d)	4.57	(d)	9
Period ended 07/31/19(f)	7.71	0.07	0.08	0.15	(0.06)	7.80	2.03		10	0.91	(d)	0.91	(d)	0.47	(d)	4.93	(d)	34
Class R6
Year ended 02/29/24	6.74	0.30	0.21	0.51	(0.37)	6.88	7.77		127,749	1.14		1.14		0.42		4.52		25
Year ended 02/28/23	7.79	0.33	(1.03)	(0.70)	(0.35)	6.74	(9.00)		84,167	0.98		0.98		0.40		4.73		47
Year ended 02/28/22	7.99	0.29	(0.12)	0.17	(0.37)	7.79	2.02		50,048	0.57		0.57		0.41		3.52		22
Year ended 02/28/21	8.29	0.33	(0.21)	0.12	(0.42)	7.99	1.76		9,977	0.58		0.58		0.40		4.24		28
Seven months ended 02/29/20	7.80	0.21	0.49	0.70	(0.21)	8.29	9.05		13,146	0.67	(d)	0.67	(d)	0.41	(d)	4.54	(d)	9
Period ended 07/31/19(f)	7.71	0.07	0.08	0.15	(0.06)	7.80	2.04		10	0.91	(d)	0.91	(d)	0.47	(d)	4.93	(d)	34

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.90% for the year ended February 29, 2024,February 28, 2023 and 2022.

(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50	Invesco Rochester® Municipal Opportunities Fund

Notes to Financial Statements

February 29, 2024

NOTE 1–Significant Accounting Policies

Invesco Rochester® Municipal Opportunities Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser

51	Invesco Rochester® Municipal Opportunities Fund

may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These

52	Invesco Rochester® Municipal Opportunities Fund

duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

 TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
First $200 million	0.600%
Next $100 million	0.550%
Next $200 million	0.500%
Next $250 million	0.450%
Next $250 million	0.400%
Next $10 billion	0.350%
Over $11 billion	0.340%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 29, 2024, the effective advisory fee rate incurred by the Fund was 0.35%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.15%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.

53	Invesco Rochester® Municipal Opportunities Fund

Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 0.90% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2024, IDI advised the Fund that IDI retained $264,365 in front-end sales commissions from the sale of Class A shares and $73,862 and $44,578 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	-	Prices are determined using quoted prices in an active market for identical assets.
Level 2	-	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	-	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$–	$10,121,693,023	$70,188,057	$10,191,881,080
Common Stocks & Other Equity Interests	30,946,292	–	–	30,946,292
U.S. Dollar Denominated Bonds & Notes	–	–	20,895,000	20,895,000
Total Investments in Securities	30,946,292	10,121,693,023	91,083,057	10,243,722,372

Other Investments - Assets
Investments Matured	–	2,975,418	11,052,956	14,028,374
Total Investments	$30,946,292	$10,124,668,441	$102,136,013	$10,257,750,746

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 29, 2024:

						Change in
				Accrued	Realized	Unrealized	Transfers	Transfers
	Value	Purchases	Proceeds	Discounts/	Gain	Appreciation	into	out of	Value
	02/28/23*	at Cost	from Sales	Premiums	(Loss)	(Depreciation)	Level 3	Level 3	02/29/24

Municipal Obligations	$80,462,271	$649,557	$(9,454,381)	$155,862	$(8,602,539)	$9,785,197	$3,929,625	$(6,737,535)	$70,188,057

U.S. Dollar Denominated Bonds & Notes	9,220,000	8,950,000	–	–	–	(11,226)	2,736,226	–	20,895,000

Investments Matured	19,937,028	–	(12,955,890)	32,619	(1,653,000)	5,692,199	–	–	11,052,956

Total	$109,619,299	$9,599,557	$(22,410,271)	$188,481	$(10,255,539)	$15,466,170	$6,665,851	$(6,737,535)	$102,136,013

*	Prior year balances have been adjusted for a change in security classification.

54	Invesco Rochester® Municipal Opportunities Fund

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing evaluated prices from a third-party vendor pricing service. A significant change in third-party pricing information could result in a lower or higher value in Level 3 investments.

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 29, 2024, the Fund engaged in securities purchases of $4,421,993 and securities sales of $5,040,645, which resulted in net realized gains (losses) of $(40,898).

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $16,623.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

Effective February 22, 2024, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.0 billion, collectively by certain Invesco Funds, and which will expire on February 20, 2025. Prior to February 22, 2024, the revolving credit and security agreement permitted borrowings up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 29, 2024, the Fund’s average daily balance of borrowing under the revolving credit and security agreement was $41,247,268 with an average interest rate of 5.36%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 29, 2024 were $1,171,140,769 and 4.43%, respectively.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:

	2024	2023

Ordinary income*	$8,974,751	$21,004,668

Ordinary income-tax-exempt	427,897,513	349,356,966

Total distributions	$436,872,264	$370,361,634

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024

Undistributed tax-exempt income	$106,816,386

Net unrealized appreciation (depreciation) – investments	(419,546,627)

Temporary book/tax differences	(445,775)

Capital loss carryforward	(2,237,606,563)

Shares of beneficial interest	11,848,791,206

Total net assets	$9,298,008,627

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, defaulted bonds, inverse floaters and amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

55	Invesco Rochester® Municipal Opportunities Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$400,963,306	$1,836,643,257	$2,237,606,563

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $3,150,841,159 and $2,310,561,953, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$ 322,742,434

Aggregate unrealized (depreciation) of investments	(742,289,061)

Net unrealized appreciation (depreciation) of investments	$(419,546,627)

Cost of investments for tax purposes is $10,677,297,373.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of dirt bonds, defaulted bonds and amortization and accretion on debt securities, on February 29, 2024, undistributed net investment income was increased by $33,459,547, undistributed net realized gain (loss) was decreased by $38,816,466 and shares of beneficial interest was increased by $5,356,919. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

		Summary of Share Activity

	Year ended February 29, 2024(a)		Year ended February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	133,371,194	$896,568,378	146,689,767	$1,017,506,298

Class C	19,342,521	130,037,309	17,343,945	119,979,909

Class Y	373,179,548	2,501,302,109	412,578,057	2,855,699,579

Class R5	–	1	–	–

Class R6	27,568,976	183,608,917	29,368,434	202,587,945

Issued as reinvestment of dividends:
Class A	13,691,130	92,031,881	12,032,176	82,948,684

Class C	2,164,507	14,499,834	2,053,630	14,113,566

Class Y	15,930,389	107,081,513	11,745,225	80,892,681

Class R5	79	533	5,940	41,746

Class R6	293,178	1,973,093	172,729	1,187,571

Automatic conversion of Class C shares to Class A shares:
Class A	7,495,145	50,079,902	7,116,547	49,511,990

Class C	(7,528,283)	(50,079,902)	(7,147,445)	(49,511,990)

Reacquired:
Class A	(116,450,847)	(777,792,853)	(187,995,073)	(1,305,645,798)

Class C	(16,315,118)	(108,959,506)	(26,924,140)	(186,307,220)

Class Y	(244,671,683)	(1,625,059,221)	(391,679,127)	(2,702,465,393)

Class R5	–	(2)	(725,242)	(5,258,065)

Class R6	(21,776,309)	(147,202,640)	(23,470,538)	(162,231,457)

Net increase in share activity	186,294,427	$1,268,089,346	1,164,885	$13,050,046

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 66% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

56	Invesco Rochester® Municipal Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Rochester® Municipal Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Rochester® Municipal Opportunities Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statements of operations and cash flows for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, portfolio company investees and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

57	Invesco Rochester® Municipal Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/23)	Ending Account Value (02/29/24)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/24)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,058.90	$7.58	$1,017.50	$7.42	1.48%
Class C	1,000.00	1,054.00	10.88	1,014.27	10.67	2.13
Class Y	1,000.00	1,058.60	6.30	1,018.75	6.17	1.23
Class R5	1,000.00	1,060.10	6.40	1,018.65	6.27	1.25
Class R6	1,000.00	1,060.50	5.89	1,019.14	5.77	1.15

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

58	Invesco Rochester® Municipal Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	97.95%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

59	Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor[1] – 1968 Trustee	2024	Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.	165	None
		Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) President and Director Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP

James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Prema Mathai-Davis – 1950 Trustee	1998	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None

Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None

Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A

Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5	Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza Houston, TX 77046-1173	Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Rochester® Municipal Opportunities Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1)	Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against/Withheld
(1)*	Beth Ann Brown	3,855,663,367.66	110,062,066.68
	Carol Deckbar	3,854,692,350.37	111,033,083.98
	Cynthia Hostetler	3,854,899,777.40	110,825,656.95
	Dr. Eli Jones	3,851,559,246.04	114,166,188.30
	Elizabeth Krentzman	3,854,384,766.71	111,340,667.64
	Jeffrey H. Kupor	3,852,215,990.93	113,509,443.41
	Anthony J. LaCava, Jr.	3,852,430,616.83	113,294,817.52
	James Liddy	3,851,980,828.53	113,744,605.81
	Dr. Prema Mathai-Davis	3,841,375,126.78	124,350,307.56
	Joel W. Motley	3,844,615,100.30	121,010,334.05
	Teresa M. Ressel	3,857,013,983.10	108,711,451.24
	Douglas Sharp	3,854,226,952.19	111,498,482.16
	Robert C. Troccoli	3,843,587,519.49	122,137,914.85
	Daniel S. Vandivort	3,849,223,096.55	116,502,337.79

* Proposal 1 required approval by a combined vote of all the portfolios of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds).

T-7	Invesco Rochester® Municipal Opportunities Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROHYM-AR-1

Annual Report to Shareholders	February 29, 2024

Invesco Rochester® New York Municipals Fund

Nasdaq:

A: RMUNX ∎ C: RMUCX ∎ Y: RMUYX ∎ R6: IORUX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

25	Financial Statements

28	Financial Highlights

29	Notes to Financial Statements

35	Report of Independent Registered Public Accounting Firm

36	Fund Expenses

37	Tax Information

T-1	Trustees and Officers

T-7	Proxy Results

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semiannual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2024, Class A shares of Invesco Rochester® New York Municipals Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond New York 5+ Year Investment Grade Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/23 to 2/29/24, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.35%
Class C Shares	7.55
Class Y Shares	8.67
Class R6 Shares	8.66
S&P Municipal Bond New York 5+ Year Investment Grade Index▼	6.29
U.S. Consumer Price Index∎	3.15
Source(s): ▼RIMES Technologies Corp.; ∎ Bloomberg LP

Market conditions and your Fund

The pandemic caused a dramatic and sudden disruption in the New York economy. However, thanks to federal relief funding and a fast recovery in tax collections, the state was able to quickly stabilize its finances. Additionally, New York has historically benefited from a robust and wealthy economy, adequate resources, and budget flexibility, which also helped mitigate the adverse economic impact of the pandemic.

 The Empire State has demonstrated strong management practices and quickly identified gap-closing measures to balance the budgets for fiscal years (FY) ’24 and ’25, which had projected General Fund budget gaps of 1% and 2% of total disbursements, respectively, as of the FY ‘22 enacted budget.[1] Additionally, the state benefits from well-funded pensions and a moderate fixed cost burden.[2]

 Employment numbers reflect how New York suffered a larger economic impact as a result of the pandemic than most other states, but recent data indicate significant improvement in the job sector. The leisure and hospitality sector, the hardest hit sector during the pandemic, realized a 19% employment gain in 2022 compared to the prior year, although this figure is still 10% below 2019 levels.[3]

 In the third quarter of 2023, New York saw a Gross Domestic Product (GDP) increase of 3.5%, lagging national GDP growth of 4.9% for the same quarter.[4] Meanwhile, the state’s personal income growth was 3.7%, outpacing national growth of 3.5% for the same time period.[5] December 2023 employment metrics showed New York’s unemployment rate as 4.4%, which is on par with the national rate for the same time period.

 While the state will likely continue to face long-term challenges including a negative population trend, the silver lining is the pension system, which is well funded. Additional pressure from Medicaid spending is likely to present a challenge as budget officials antici-

pate state-share Medicaid costs will continue to grow. For FY ’25 these costs account for approximately 24% of budgeted state operating spending.[1]

 During the fiscal year ended February 29, 2024, investment grade municipal bonds returned 5.42%, high yield municipal bonds returned 8.30% and taxable municipal bonds returned 4.78%.[6]

 At the beginning of the fiscal year, investors were hopeful for the 2023 calendar year, despite ongoing concerns about inflation and interest rates; however, in March, the focus unexpectedly shifted as Silicon Valley Bank collapsed after a bank run, marking the second-largest bank failure in US history. Fears about the health of the global banking system ensued, and demand for perceived safe-haven asset classes increased, driving down Treasury and municipal yields. Although three other bank failures followed, fears of larger systemic instability faded in the following months.

 Debt ceiling concerns dominated most of the second quarter of 2023. The US government could have defaulted on its debt obligations, causing economic fallout across the global economy, had congressional action not been taken in early June. After months of on-and-off negotiations between the White House and congressional leaders, just ahead of the payment deadline, the US Congress passed and President Biden signed into law the Fiscal Responsibility Act, an agreement that suspends the limit on the federal debt ceiling until 2025 in exchange for capping federal spending.

 In its efforts to rein in inflation without harming employment or the overall economy, the Federal Reserve Board (the Fed) continued with its most aggressive monetary policy since the 1980s. The Fed raised the federal funds rate in March, May and July, bringing the target rate to 5.50%.[7] However, investor sentiment shifted in early November, as the Fed held interest rates steady and publicly backed away from the rate hike it had sig-

naled for December. Bond yields fell, igniting a rally across the fixed income market, including municipal bonds. The rally continued through November and into December as inflation continued to ease, and US economic growth remained contained. In December, the Fed again left interest rates unchanged and adopted a transitory tone, suggesting to market participants that rate cuts might be coming in 2024.7

 New municipal supply continued at a slow pace as issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. However, 2024 began with the highest tax-exempt supply seen over a January-February period since 2007: $60 billion.6 This skewed the fiscal year’s new issuance total to $388 billion, up 15% from the previous year’s $338 billion.6 Year-to-date 2024 was also constructive in terms of inflows to municipal funds. Following two years of outsized inflows and outflows, the municipal market began its return to a more normalized trend as we finished the fiscal year.8

 As a result of Puerto Rico’s restructuring of $22 billion of general obligation debt in March 2022, marking significant progress towards its long-winded bankruptcy process, the Commonwealth’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% in February 2019 to 17% in March 2022 as the newly restructured bonds reentered the index.6 During the fiscal year, the focus turned to the Puerto Rico Electric and Power Authority (PREPA). As of February 29, 2024, bankruptcy negotiations and U.S. District Court proceedings related to PREPA were ongoing.

 Municipal bonds have a long history of low defaults as many are issued to fund essential services to Americans. This continues to be the case as evidenced by S&P rating changes – during calendar year 2023, S&P’s rating activity was positive, with 949 ratings upgraded versus 278 downgraded, translating to more than three upgrades for every downgrade.9 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures, including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

 We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the economic challenges while identifying marketplace opportunities to add long-term value for shareholders.

 During the fiscal year, an overweight allocation in non-rated bonds† contributed to relative performance relative to its benchmark the S&P Municipal Bond New York 5+ Year Investment Grade Index. At the sector level, an overweight allocation in tobacco

2	Invesco Rochester® New York Municipals Fund

settlement bonds contributed to the Fund’s relative performance. An overweight exposure to medium coupon bonds (4.00% - 4.49% specifically) was also additive to relative return.

 An underweight allocation to AAA and AA-rated bonds† detracted from the Fund’s performance relative to its benchmark the S&P Municipal Bond New York 5+ Year Investment Grade Index. An underweight allocation to the dedicated tax sector also detracted from the Fund’s performance. An underweight exposure to lower coupon bonds (3.99% and less specifically) was detractive from relative return over the fiscal year.

 During the fiscal year, leverage contributed to the Fund’s performance relative to its benchmark the S&P Municipal Bond New York 5+ Year Investment Grade Index. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

 Thank you for investing in Invesco Rochester® New York Municipals Fund and for sharing our long-term investment horizon.

1	Source: NY.gov Enacted Budget Financial Plan
2	Source: Merrit data, Credit Scope as of March 31, 2023.
3	Source: Office of the New York State Comptroller
4	Source: US Bureau of Economic Analysis
5	Source: Bureau of Labor Statistics as of December 31, 2023.
6	Source: Bloomberg LP
7	Source: US Federal Reserve
8	Source: Lipper Inc.
9	Source: Standard & Poor’s

† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

Portfolio manager(s):

Josh Cooney*

Elizabeth Mossow*

Tim O’Reilly

Mark Paris

Julius Williams

*As of April 1, 2024

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Rochester® New York Municipals Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/14

1 Source: RIMES Technologies Corp.

2 Source: Bloomberg LP

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Rochester® New York Municipals Fund

Average Annual Total Returns
As of 2/29/24, including maximum applicable sales charges
Class A Shares
Inception (5/15/86)	5.75%
10 Years	4.22
5 Years	2.18
1 Year	3.77

Class C Shares
Inception (3/17/97)	4.61%
10 Years	4.02
5 Years	2.31
1 Year	6.55

Class Y Shares
Inception (4/28/00)	5.16%
10 Years	4.90
5 Years	3.32
1 Year	8.67

Class R6 Shares
10 Years	4.83%
5 Years	3.36
1 Year	8.66

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester Fund Municipals, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® New York Municipals Fund. The Fund was subsequently renamed the Invesco Rochester® New York Municipals Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on

Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Rochester® New York Municipals Fund

Supplemental Information

Invesco Rochester® New York Municipals Fund investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond New York 5+ Year Investment Grade Index seeks to measure the performance of investment- grade, New York-issued US municipals with maturities equal to or greater than five years.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Rochester® New York Municipals Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	93.68%

General Obligation Bonds	5.62

Other	0.59

Pre-Refunded Bonds	0.11

Top Five Debt Holdings

		% of total net assets

1.	New York (City of), NY Transitional Finance Authority, Series 2024 A-1, RB	2.34%

2.	New York Liberty Development Corp. (Goldman Sachs Headquarters), Series 2005, Ref. RB	1.98

3.	MTA Hudson Rail Yards Trust Obligations, Series 2016 A, RB	1.70

4.	University of Puerto Rico, Series 2006 Q, RB	1.40

5.	Triborough Bridge & Tunnel Authority Sales Tax Revenue, Series 2024, RB	1.20

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2024.

7	Invesco Rochester® New York Municipals Fund

Schedule of Investments

February 29, 2024

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–106.91%
New York–97.87%
Albany (County of), NY Airport Authority;
Series 2018 A, RB	5.00%	12/15/2043	$1,750	$1,832,642
Series 2018 A, RB	5.00%	12/15/2048	2,585	2,683,247
Series 2018 B, RB(a)	5.00%	12/15/2033	335	354,606
Series 2018 B, RB(a)	5.00%	12/15/2034	250	264,293
Albany (County of), NY Industrial Development Agency (Sage Colleges); Series 1999 A, RB	5.30%	04/01/2029	1,145	1,027,041
Albany (County of), NY Parking Authority; Series 2018 A, Ref. RB (INS - AGM)(b)	5.00%	07/15/2025	315	323,291
Albany Capital Resource Corp. (Brighter Choice Elementary); Series 2021, Ref. RB	4.00%	04/01/2037	2,070	1,829,167
Albany Capital Resource Corp. (College of Siant Rose (The));
Series 2021, Ref. RB (Acquired 07/13/2022; Cost $1,100,153)(c)(d)	4.00%	07/01/2029	1,195	983,795
Series 2021, Ref. RB (Acquired 07/13/2022; Cost $1,130,111)(c)(d)	4.00%	07/01/2030	1,245	999,665
Series 2021, Ref. RB (Acquired 07/12/2022; Cost $1,156,008)(c)(d)	4.00%	07/01/2031	1,295	1,013,569
Series 2021, Ref. RB (Acquired 03/16/2023; Cost $640,130)(c)(d)	4.00%	07/01/2041	1,000	611,222
Series 2021, Ref. RB (Acquired 10/28/2021-06/23/2022; Cost $17,480,020)(c)(d)	4.00%	07/01/2051	17,805	9,445,771
Albany Capital Resource Corp. (Empire Commons Student Housing, Inc.);
Series 2016 A, Ref. RB	5.00%	05/01/2027	300	308,104
Series 2016 A, Ref. RB	5.00%	05/01/2028	400	411,375
Series 2016 A, Ref. RB	5.00%	05/01/2029	550	565,368
Series 2016 A, Ref. RB	5.00%	05/01/2030	350	359,770
Series 2016 A, Ref. RB	5.00%	05/01/2031	350	359,717
Series 2016 A, Ref. RB	5.00%	05/01/2032	200	205,303
Allegany County Capital Resource Corp. (Houghton College);
Series 2022 A, Ref. RB	5.00%	12/01/2042	1,600	1,541,160
Series 2022 A, Ref. RB	5.00%	12/01/2052	6,185	5,657,141
Amherst Development Corp. (Daemen College);
Series 2018, Ref. RB	4.00%	10/01/2037	2,575	2,339,317
Series 2018, Ref. RB	5.00%	10/01/2043	4,060	3,992,119
Series 2018, Ref. RB	5.00%	10/01/2048	3,235	3,100,394
Amherst Development Corp. (UBF Faculty-Student Housing Corp. - Greiner & Hadley Refunding Projects at SUNY Buffalo); Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	10/01/2045	1,000	1,046,353
Brookhaven Local Development Corp. (Jefferson’s Ferry);
Series 2016, Ref. RB	5.25%	11/01/2036	1,725	1,767,392
Series 2020 B, RB	4.00%	11/01/2045	1,500	1,320,971
Series 2020 B, RB	4.00%	11/01/2055	6,400	5,273,504
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, RB(e)	0.00%	07/15/2034	3,685	2,429,561
Series 2016 A, Ref. RB	5.00%	07/15/2042	27,330	27,669,884
Broome County Local Development Corp. (Good Shepherd Village at Endwell);
Series 2021, Ref. RB	4.00%	07/01/2036	1,000	852,470
Series 2021, Ref. RB	4.00%	07/01/2041	1,550	1,215,926
Series 2021, Ref. RB	4.00%	07/01/2047	1,500	1,097,231
Broome County Local Development Corp. (United Health Services Hospital); Series 2020, Ref. RB (INS - AGM)(b)	4.00%	04/01/2050	3,500	3,342,248
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System, Inc.); Series 2015, RB	5.25%	07/01/2035	1,500	1,316,114
Buffalo & Erie County Industrial Land Development Corp. (Charter School for Applied Technology);
Series 2017 A, Ref. RB	4.50%	06/01/2027	1,225	1,237,848
Series 2017 A, Ref. RB	5.00%	06/01/2035	840	867,091
Buffalo & Erie County Industrial Land Development Corp. (Global Concepts Charter School Program);
Series 2018, Ref. RB	5.00%	10/01/2032	140	145,610
Series 2018, Ref. RB	5.00%	10/01/2033	150	156,012
Series 2018, Ref. RB	5.00%	10/01/2037	500	513,906
Buffalo & Erie County Industrial Land Development Corp. (Orchard Park); Series 2015, Ref. RB	5.00%	11/15/2037	1,035	1,040,608
Buffalo & Erie County Industrial Land Development Corp. (Tapestry Charter School); Series 2017 A, RB	5.00%	08/01/2037	825	824,163

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Buffalo (City of), NY Municipal Water Finance Authority;
Series 2015 A, Ref. RB	5.00%	07/01/2029	$300	$305,991
Series 2015 A, Ref. RB	5.00%	07/01/2030	150	152,976
Series 2015 A, Ref. RB	5.00%	07/01/2031	210	214,139
Series 2015 A, Ref. RB	5.00%	07/01/2032	245	249,797
Build NYC Resource Corp. (Albert Einstein School of Medicine, Inc.); Series 2015, RB(f)	5.50%	09/01/2045	3,130	3,135,740
Build NYC Resource Corp. (Bronx Lighthouse Charter School);
Series 2018, RB	5.00%	06/01/2038	1,525	1,552,690
Series 2018, RB	5.00%	06/01/2048	2,415	2,423,077
Build NYC Resource Corp. (Brooklyn Navy Yard); Series 2019, Ref. RB(a)(f)	5.50%	12/31/2040	4,700	3,971,871
Build NYC Resource Corp. (Chapin School); Series 2017, Ref. RB	5.00%	11/01/2047	8,000	9,162,731
Build NYC Resource Corp. (Children’s Aid Society (The));
Series 2019, RB	4.00%	07/01/2044	555	540,405
Series 2019, RB	4.00%	07/01/2049	1,300	1,230,888
Build NYC Resource Corp. (Classical Charter Schools); Series 2023, RB	4.75%	06/15/2058	1,450	1,412,809
Build NYC Resource Corp. (East Harlem Scholars Academy Charter School) (Social Bonds);
Series 2022, RB(f)	5.75%	06/01/2052	1,250	1,286,802
Series 2022, RB(f)	5.75%	06/01/2062	3,250	3,328,294
Build NYC Resource Corp. (Grand Concourse Academy Charter School);
Series 2022 A, RB	5.00%	07/01/2052	550	553,215
Series 2022 A, RB	5.00%	07/01/2056	450	450,818
Build NYC Resource Corp. (KIPP NYC Public School) (Social Bonds);
Series 2023, RB	5.25%	07/01/2057	3,750	3,873,559
Series 2023, RB	5.25%	07/01/2062	7,500	7,721,141
Build NYC Resource Corp. (Manhattan College);
Series 2017, Ref. RB	5.00%	08/01/2032	880	915,430
Series 2017, Ref. RB	5.00%	08/01/2036	1,500	1,546,754
Series 2017, Ref. RB	5.00%	08/01/2047	4,430	4,465,678
Build NYC Resource Corp. (Methodist Hospital);
Series 2014, Ref. RB(g)(h)	5.00%	07/01/2024	500	502,546
Series 2014, Ref. RB(g)(h)	5.00%	07/01/2024	1,100	1,105,601
Build NYC Resource Corp. (Metropolitan Lighthouse Charter School); Series 2017 A, RB(f)	5.00%	06/01/2047	1,250	1,238,034
Build NYC Resource Corp. (New Dawn Charter Schools);
Series 2019, RB(f)	5.63%	02/01/2039	1,100	1,092,813
Series 2019, RB(f)	5.75%	02/01/2049	1,330	1,270,687
Build NYC Resource Corp. (NY Preparatory Charter School);
Series 2021 A, RB(f)	4.00%	06/15/2041	610	498,662
Series 2021 A, RB(f)	4.00%	06/15/2051	735	542,721
Series 2021 A, RB(f)	4.00%	06/15/2056	530	378,916
Build NYC Resource Corp. (Pratt Paper, Inc.);
Series 2014, Ref. RB(a)(f)	4.50%	01/01/2025	320	320,151
Series 2014, Ref. RB(a)(f)	5.00%	01/01/2035	4,350	4,375,917
Build NYC Resource Corp. (Richmond Prep Charter School);
Series 2021 A, RB(f)	5.00%	06/01/2051	1,500	1,410,718
Series 2021 A, RB(f)	5.00%	06/01/2056	1,250	1,159,564
Build NYC Resource Corp. (Seton Education Partners-Brilla);
Series 2021 A, RB(f)	4.00%	11/01/2041	1,775	1,501,345
Series 2021 A, RB(f)	4.00%	11/01/2051	1,000	777,422
Build NYC Resource Corp. (The Children’s Aid Society); Series 2015, RB	5.00%	07/01/2045	1,160	1,168,492
Build NYC Resource Corp. (Unity Preparatory Charter School of Brooklyn);
Series 2023, RB(f)	5.50%	06/15/2053	2,125	2,150,990
Series 2023, RB(f)	5.50%	06/15/2063	1,375	1,381,820
Build NYC Resource Corp. (Whin Music Community Charter School);
Series 2022, RB(f)	6.50%	07/01/2052	9,820	9,872,052
Series 2022, RB(f)	6.50%	07/01/2057	10,430	10,386,476
Build NYC Resource Corp. (Young Adult Institute, Inc.);
Series 2020 A, Ref. RB	5.00%	07/01/2030	1,065	1,042,906
Series 2020 A, Ref. RB	5.00%	07/01/2045	4,145	3,375,086

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Cattaraugus (County of), NY (St. Bonaventure University);
Series 2014, RB	5.00%	05/01/2034	$200	$200,559
Series 2014, RB	5.00%	05/01/2039	250	250,454
Series 2016 A, Ref. RB	5.00%	05/01/2030	510	527,886
Series 2016 A, Ref. RB	5.00%	05/01/2031	540	558,171
Chautauqua (City & County of), NY Utility District; Series 2006, GO Bonds	5.00%	06/01/2025	105	105,140
Chemung (County of), NY Industrial Development Agency (Hathorn Redevelopment Co.); Series 2001 A, IDR(a)	5.00%	07/01/2033	1,455	1,457,042
Dutchess (County of), NY Water & Wastewater Authority; Series 1998 1, RB(e)	0.00%	06/01/2027	1,000	904,596
Dutchess County Local Development Corp. (Bard College);
Series 2020 A, Ref. RB	5.00%	07/01/2040	1,000	1,038,414
Series 2020 A, Ref. RB	5.00%	07/01/2045	4,550	4,654,741
Dutchess County Local Development Corp. (Culinary Institute);
Series 2021, Ref. RB	5.00%	07/01/2034	1,135	1,220,004
Series 2021, Ref. RB	4.00%	07/01/2036	1,040	1,022,991
Series 2021, Ref. RB	4.00%	07/01/2038	1,170	1,107,764
Dutchess County Local Development Corp. (Health Quest Systems, Inc.);
Series 2014 A, RB(g)(h)	5.00%	07/01/2024	1,195	1,200,890
Series 2016 A, Ref. RB	5.00%	07/01/2030	1,255	1,281,071
Series 2016 B, RB	4.00%	07/01/2034	6,410	6,373,550
Series 2016 B, RB	5.00%	07/01/2046	14,275	14,348,685
Series 2019 B, Ref. RB	4.00%	07/01/2044	2,430	2,260,942
Dutchess County Local Development Corp. (Marist College);
Series 2015 A, RB	5.00%	07/01/2036	2,335	2,376,284
Series 2022, RB	4.00%	07/01/2049	9,370	8,844,360
Dutchess County Local Development Corp. (Nuvance Health); Series 2019 B, Ref. RB	4.00%	07/01/2049	3,570	3,217,369
Dutchess County Local Development Corp. (Social Bonds); Series 2023, RB (CEP - FNMA)	5.00%	10/01/2040	5,740	6,192,612
Dutchess County Local Development Corp. (Vassar College);
Series 2017, Ref. RB	5.00%	07/01/2034	840	891,362
Series 2017, Ref. RB	5.00%	07/01/2036	840	886,736
Series 2017, Ref. RB	5.00%	07/01/2037	1,205	1,267,629
East Rochester Housing Authority (Jefferson Park Association L.P.); Series 1999, RB(a)	6.75%	03/01/2030	885	800,742
Elmira (City of), NY Housing Authority (Eastgate Apartments L.P.); Series 2007, RB(a)	6.25%	06/01/2044	2,090	1,981,911
Erie Tobacco Asset Securitization Corp.;
Series 2005 A, RB	5.00%	06/01/2038	5,000	4,939,459
Series 2005 A, RB	5.00%	06/01/2045	1,275	1,239,146
Series 2005 D, RB(e)	0.00%	06/01/2055	194,300	15,591,215
Series 2006 A, RB(e)(f)	0.00%	06/01/2060	200,000	13,161,840
Franklin (County of), NY Solid Waste Management Authority;
Series 2015 A, RB(a)	5.00%	06/01/2025	300	304,057
Series 2019, RB(a)	4.00%	06/01/2025	910	911,388
Series 2019, RB(a)	4.00%	06/01/2026	950	956,125
Series 2019, RB(a)	4.00%	06/01/2027	985	996,395
Genesee County Funding Corp. (The) (Rochester Regional Health Obligated Group); Series 2022 A, Ref. RB	5.25%	12/01/2052	20,375	21,332,641
Glen Cove Local Economic Assistance Corp. (Tiegerman School); Series 2018 A-2, RB (Acquired 06/26/2018; Cost $5,495,000)(d)(f)	5.50%	07/01/2044	5,495	4,969,558
Hempstead Town Local Development Corp. (Adelphi University); Series 2019, Ref. RB	4.00%	02/01/2039	1,800	1,775,199
Hempstead Town Local Development Corp. (Evergreen Charter School); Series 2019, Ref. RB(f)	6.80%	12/01/2044	9,530	9,766,207
Hempstead Town Local Development Corp. (Molloy College);
Series 2014, RB	5.00%	07/01/2029	1,700	1,707,442
Series 2014, RB	5.00%	07/01/2034	1,500	1,504,900
Series 2014, RB	5.00%	07/01/2039	1,250	1,251,793
Series 2014, RB	5.00%	07/01/2044	1,000	1,000,839
Series 2017, Ref. RB	5.00%	07/01/2029	475	492,536
Series 2017, Ref. RB	5.00%	07/01/2030	425	440,469
Series 2017, Ref. RB	5.00%	07/01/2031	390	402,377
Series 2017, Ref. RB	5.00%	07/01/2032	700	720,908
Series 2017, Ref. RB	5.00%	07/01/2035	730	746,541

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Series 2017, Ref. RB	5.00%	07/01/2036	$570	$580,250
Series 2017, Ref. RB	5.00%	07/01/2038	650	656,541
Hudson Yards Infrastructure Corp.;
Series 2017 A, Ref. RB	5.00%	02/15/2042	27,920	29,065,457
Series 2017 A, Ref. RB	4.00%	02/15/2044	34,315	34,009,947
Series 2017 A, Ref. RB	5.00%	02/15/2045	19,880	20,614,331
Series 2017 A, Ref. RB (INS - AGM)(b)	4.00%	02/15/2047	13,445	13,230,376
Hudson Yards Infrastructure Corp. (Green Bonds); Series 2021 A, Ref. RB	4.00%	02/15/2037	3,420	3,595,749
Huntington Local Development Corp. (Fountaingate Garden); Series 2021 A, RB	5.25%	07/01/2056	1,000	800,384
Jefferson Civic Facility Development Corp. (Samaritan Medical Center);
Series 2017 A, Ref. RB	5.00%	11/01/2037	4,000	3,932,864
Series 2017 A, Ref. RB	4.00%	11/01/2047	555	399,349
Livingston (County of), NY Industrial Development Agency (Nicholas H. Noyes Memorial Hospital); Series 2005, RB	6.00%	07/01/2030	900	901,559
Lockport (City of), NY; Series 2014, GO Bonds	5.00%	10/15/2024	530	533,213
Long Island (City of), NY Power Authority;
Series 2016 B, Ref. RB	5.00%	09/01/2036	4,405	4,603,053
Series 2016 B, Ref. RB	5.00%	09/01/2041	5,835	6,054,725
Series 2017, RB	5.00%	09/01/2029	750	809,925
Series 2017, RB	5.00%	09/01/2037	3,405	3,633,448
Series 2017, RB	5.00%	09/01/2042	11,500	12,038,604
Series 2017, RB	5.00%	09/01/2047	12,925	13,423,416
Series 2018, RB	5.00%	09/01/2036	1,500	1,624,067
Series 2018, RB	5.00%	09/01/2037	7,000	7,537,417
Series 2020 A, Ref. RB	4.00%	09/01/2039	5,250	5,403,977
Long Island (City of), NY Power Authority (Green Bonds);
Series 2023 E, RB	5.00%	09/01/2048	7,000	7,798,845
Series 2023 E, RB	5.00%	09/01/2053	13,250	14,579,090
Metropolitan Transportation Authority;
Series 2014 A-1, RB	5.00%	11/15/2044	75	75,012
Series 2015 A-2, RB(h)	5.00%	05/15/2030	18,000	19,600,911
Series 2015 B, RB	5.25%	11/15/2055	4,730	4,785,419
Series 2016 C-1, RB	5.00%	11/15/2056	20,440	20,751,134
Series 2016 C-1, RB	5.25%	11/15/2056	20,830	21,438,340
Series 2017 D, Ref. RB	5.00%	11/15/2033	2,295	2,460,104
Metropolitan Transportation Authority (Bidding Group 2);
Series 2022 A, RB	4.00%	11/15/2050	23,835	23,601,684
Series 2022 A, RB	4.00%	11/15/2051	7,365	7,277,191
Metropolitan Transportation Authority (Green Bonds);
Series 2016 A-1, RB	5.25%	11/15/2056	23,860	24,385,402
Series 2017 A, RB	5.00%	11/15/2047	7,000	7,233,408
Series 2017 B-1, RB	5.25%	11/15/2057	15,505	16,213,293
Series 2017 C-2, Ref. RB(e)	0.00%	11/15/2040	3,750	1,864,560
Series 2019 B, RB (INS - BAM)(b)	5.00%	11/15/2052	7,900	8,215,096
Series 2019 C, RB (INS - AGM)(b)	4.00%	11/15/2045	560	550,553
Series 2020 C-1, RB	5.25%	11/15/2055	15,000	15,892,566
Subseries 2016 B-1, RB	5.00%	11/15/2056	10,345	10,580,106
Monroe County Industrial Development Corp. (Highland Hospital of Rochester); Series 2015, Ref. RB	5.00%	07/01/2034	375	382,818
Monroe County Industrial Development Corp. (Monroe Community College); Series 2014, Ref. RB (INS - AGM)(b)	5.00%	01/15/2038	890	891,320
Monroe County Industrial Development Corp. (Rochester General Hospital (The));
Series 2013 A, Ref. RB	5.00%	12/01/2037	50	50,087
Series 2013 A, Ref. RB	5.00%	12/01/2042	2,010	2,010,467
Monroe County Industrial Development Corp. (Rochester Regional Health); Series 2020, Ref. RB	4.00%	12/01/2046	5,700	5,131,297
Monroe County Industrial Development Corp. (Rochester Schools Modernization);
Series 2005 A, RB(a)	6.50%	12/01/2042	2,035	1,682,781
Series 2015, RB	5.00%	05/01/2030	1,000	1,020,269
Series 2015, RB	5.00%	05/01/2031	1,500	1,530,059

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Monroe County Industrial Development Corp. (Social Bonds);
Series 2022, RB(f)	5.88%	07/01/2052	$1,000	$1,003,414
Series 2022, RB(f)	6.00%	07/01/2057	1,000	1,008,165
Monroe County Industrial Development Corp. (St. Ann’s Community);
Series 2019, Ref. RB	5.00%	01/01/2040	8,470	7,430,395
Series 2019, Ref. RB	5.00%	01/01/2050	14,625	11,604,440
Monroe County Industrial Development Corp. (St. John Fisher College);
Series 2011, RB	5.63%	06/01/2026	535	535,827
Series 2011, RB	6.00%	06/01/2034	1,495	1,498,162
Series 2014 A, RB	5.00%	06/01/2029	500	501,990
Series 2014 A, RB	5.50%	06/01/2034	960	965,062
Series 2014 A, RB	5.00%	06/01/2044	1,515	1,518,635
Monroe County Industrial Development Corp. (University of Rochester);
Series 2015 A, Ref. RB	5.00%	07/01/2028	180	183,814
Series 2015 A, Ref. RB	5.00%	07/01/2032	1,500	1,524,947
Series 2015 A, Ref. RB	5.00%	07/01/2033	1,785	1,812,835
Monroe Tobacco Asset Securitization Corp.; Series 2006 A, RB(e)(f)	0.00%	06/01/2061	400,000	21,778,400
MTA Hudson Rail Yards Trust Obligations;
Series 2016 A, RB	5.00%	11/15/2051	23,780	23,778,737
Series 2016 A, RB	5.00%	11/15/2056	78,845	78,026,045
Nassau (County of), NY;
Series 2018 A, GO Bonds (INS - AGM)(b)	5.00%	04/01/2040	3,335	3,531,840
Series 2018 B, GO Bonds (INS - AGM)(b)	5.00%	07/01/2049	14,435	15,100,673
Series 2019 A, GO Bonds (INS - AGM)(b)	5.00%	04/01/2049	11,600	12,248,345
Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside);
Series 2021, RB (Acquired 12/14/2007-02/28/2018; Cost $629,627)(c)(d)	5.00%	01/01/2058	546	163,500
Series 2021, Ref. RB (Acquired 09/07/2021; Cost $270,000)(c)(d)(f)	9.00%	01/01/2041	270	270,000
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group); Series 2014, RB	5.00%	07/01/2033	300	300,979
Nassau County Local Economic Assistance Corp. (Hispanic Counseling Center, Inc.); Series 2018 A-2, Ref. RB	5.20%	12/01/2037	1,585	1,215,937
Nassau County Tobacco Settlement Corp.;
Series 2006 A-2, RB	5.25%	06/01/2026	826	823,965
Series 2006 A-3, RB	5.00%	06/01/2035	750	713,970
Series 2006 A-3, RB	5.13%	06/01/2046	615	587,077
Series 2006 C, RB(e)	0.00%	06/01/2046	105,975	22,070,650
Series 2006 D, RB(e)	0.00%	06/01/2060	623,215	40,506,981
Series 2006 E, RB(e)	0.00%	06/01/2060	40,000	2,387,936
New Rochelle (City of), NY (70 Nardozzi/City DPW); Series 2018 A-2, RB	5.13%	08/01/2050	17,100	12,011,733
New Rochelle (City of), NY (Iona College); Series 2015 A, Ref. RB	5.00%	07/01/2040	1,250	1,256,135
New York & New Jersey (States of) Port Authority;
One Hundred Ninty Eighth Series 2016, Ref. RB	5.25%	11/15/2056	6,825	7,022,413
One Hundred Seventy First Series 2012, RB	4.00%	01/15/2042	720	708,985
Series 2014-186, Ref. RB(a)	5.00%	10/15/2044	10,000	10,005,861
Series 2016 197, Ref. RB(a)	5.00%	11/15/2035	7,000	7,187,043
Series 2019 220, RB(a)	4.00%	11/01/2059	20,660	18,953,513
Series 2019, RB	4.00%	11/01/2041	600	605,433
Series 2019, RB(a)	4.00%	11/01/2047	9,120	8,664,011
Series 2020 221, RB(a)	4.00%	07/15/2045	5,000	4,799,515
Series 2020 221, RB(a)	4.00%	07/15/2060	33,975	31,089,445
Series 2021, Ref. RB(a)	4.00%	07/15/2046	9,625	9,201,076
Series 2021, Ref. RB(a)	4.00%	07/15/2051	8,395	7,879,666
Series 2021, Ref. RB(a)	5.00%	07/15/2056	2,000	2,075,331
Two Hundred Eleventh Series 2018, Ref. RB	4.00%	09/01/2038	1,700	1,729,267
Two Hundred Forteenth Series 2019, RB(a)	4.00%	09/01/2043	7,990	7,751,261
Two Hundred Forty Second Series 2023, Ref. RB(a)	5.00%	12/01/2048	5,000	5,310,766
Two Hundred Forty Second Series 2023, Ref. RB(a)	5.00%	12/01/2053	13,000	13,658,948
Two Hundred Thirty Eighth Series 2023, Ref. RB(a)	5.00%	07/15/2038	5,800	6,391,439
Two Hundred Thirty First Series 2022, Ref. RB(a)	5.00%	08/01/2037	17,190	18,904,293

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Two Hundred Thirty Fourth Series 2022, Ref. RB(a)	5.25%	08/01/2047	$5,000	$5,405,309
Two Hundred Twenty First Series 2020, RB(a)	4.00%	07/15/2050	16,230	15,282,056
Two Hundredth Series 2017, Ref. RB	5.00%	10/15/2047	3,000	3,108,240
Two Hundredth Series 2017, Ref. RB	5.25%	10/15/2057	3,120	3,245,511
New York (City of), NY;
Series 1990 I, GO Bonds	7.75%	08/15/2028	5	5,106
Series 1997 C, GO Bonds (INS - NATL)(b)	5.50%	11/15/2037	10	10,017
Series 2002 D, GO Bonds	5.25%	06/01/2027	230	230,361
Series 2002 D, GO Bonds	5.38%	06/01/2032	380	380,568
Series 2003 F, GO Bonds	5.32%	01/15/2028	5	5,008
Series 2019 B-1, GO Bonds	5.00%	10/01/2042	595	641,034
Series 2020 D-1, GO Bonds	4.00%	03/01/2042	3,650	3,682,632
Series 2020 D-1, GO Bonds	4.00%	03/01/2050	33,000	32,284,989
Series 2020 D-1, GO Bonds (INS - BAM)(b)(i)(j)	4.00%	03/01/2050	28,830	28,386,027
Series 2021 A-1, GO Bonds	4.00%	08/01/2050	10,000	9,781,127
Series 2021 F-1, GO Bonds	3.00%	03/01/2041	5,000	4,330,948
Series 2021 F-1, GO Bonds	4.00%	03/01/2047	18,000	17,733,816
Series 2024 A, GO Bonds	4.13%	08/01/2053	6,500	6,401,595
Series 2024 C, GO Bonds	5.25%	03/01/2053	45,000	49,709,250
Subseries 2019 A-1, GO Bonds	4.00%	08/01/2040	1,880	1,912,091
Subseries 2019 A-1, GO Bonds	5.00%	08/01/2045	880	939,335
Subseries 2021 F-1, GO Bonds(j)	5.00%	03/01/2050	10,000	10,656,870
Subseries 2022 B-1, GO Bonds	5.25%	10/01/2047	11,000	12,166,155
Subseries 2022 D-1, GO Bonds	5.25%	05/01/2040	2,500	2,850,148
Subseries 2022 D-1, GO Bonds	5.25%	05/01/2041	3,900	4,423,134
Subseries 2022 D-1, GO Bonds	5.25%	05/01/2043	4,705	5,271,941
Subseries 2022 D-1, GO Bonds	5.50%	05/01/2044	2,250	2,555,439
Subseries 2022 D-1, GO Bonds	5.50%	05/01/2045	2,960	3,346,441
Subseries 2022 D-1, GO Bonds	5.50%	05/01/2046	5,250	5,917,940
Subseries 2023 E-1, GO Bonds	4.00%	04/01/2050	5,700	5,576,146
New York (City of), NY Industrial Development Agency (1996 Comprehensive Care Management Corp.);
Series 1998 C, RB	6.38%	11/01/2028	595	526,498
Series 1998, RB	6.38%	11/01/2028	1,490	1,317,048
New York (City of), NY Industrial Development Agency (Comprehensive Care Management);
Series 2005 C-2, RB	6.00%	05/01/2026	335	312,590
Series 2005 E-2, RB	6.13%	11/01/2035	2,330	1,738,488
New York (City of), NY Industrial Development Agency (Cool Wind Ventilation Corp.); Series 2007 A-2, IDR(a)	6.08%	11/01/2027	2,665	2,573,914
New York (City of), NY Industrial Development Agency (MediSys Health Network, Inc.); Series 1999, RB	6.25%	03/15/2024	3,580	3,575,693
New York (City of), NY Industrial Development Agency (The Child School); Series 2003, RB	7.55%	06/01/2033	6,125	6,154,896
New York (City of), NY Municipal Water Finance Authority;
Subseries 2023 AA-1, RB	5.25%	06/15/2052	14,980	16,623,146
Series 2017 BB-1, RB	5.00%	06/15/2046	12,830	13,328,127
Series 2017 CC-1, RB	5.00%	06/15/2048	1,000	1,037,421
Series 2019 DD-1, RB	5.25%	06/15/2049	5,000	5,318,205
Series 2020 BB-1, RB	4.00%	06/15/2050	9,750	9,557,581
Series 2020 DD-1, RB	4.00%	06/15/2050	10,000	9,802,647
Series 2020, Ref. RB	5.00%	06/15/2050	3,100	3,326,708
Series 2021 AA-1, RB	4.00%	06/15/2051	10,000	9,779,091
Series 2021 CC-1, RB	4.00%	06/15/2051	12,500	12,223,864
Series 2021 CC-1, RB(j)	5.00%	06/15/2051	13,350	14,372,570
Series 2022 CC-1, RB	5.00%	06/15/2052	5,400	5,829,812
Series 2022 EE, Ref. RB	4.00%	06/15/2045	25,000	25,019,115
Series 2023 D, Ref. RB	4.13%	06/15/2046	10,000	10,066,759
Series 2023 D, Ref. RB	4.13%	06/15/2047	9,780	9,798,189
Series 2024 AA-1, RB(j)	5.25%	06/15/2053	35,000	39,126,220

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (City of), NY Transitional Finance Authority;
Series 2016 S-1, RB	5.00%	07/15/2029	$650	$672,348
Series 2018 S-1, RB	5.00%	07/15/2045	27,000	28,488,210
Series 2018 S-3, RB	5.00%	07/15/2043	885	937,838
Series 2019 A-3, RB	4.00%	05/01/2043	11,000	11,017,527
Series 2019 B-1, RB	4.00%	11/01/2042	7,325	7,368,442
Series 2019 B-1, RB	4.00%	11/01/2045	8,795	8,712,886
Series 2019 B-1, RB	4.00%	11/01/2047	5,875	5,757,397
Series 2020, RB	4.00%	05/01/2045	2,000	1,971,006
Series 2020, RB	4.00%	05/01/2046	23,000	22,600,978
Series 2021 B-1, RB	4.00%	08/01/2048	3,925	3,818,079
Series 2021 E-1, RB	4.00%	02/01/2046	12,855	12,640,743
Series 2022 C-1, RB	4.00%	02/01/2051	5,000	4,825,808
Series 2022 F-1, RB	5.00%	02/01/2051	8,950	9,582,978
Series 2023 F-1, RB	4.00%	02/01/2051	10,215	9,859,126
Series 2024 A-1, RB(j)	5.00%	05/01/2053	99,465	107,063,131
Series 2024 B, RB	5.00%	05/01/2046	10,000	11,073,085
Series 2024 C, RB(i)(j)	5.50%	05/01/2053	24,000	27,074,496
Series 2024 F-1, RB	5.25%	02/01/2053	15,000	16,565,989
New York (City of), NY Trust for Cultural Resources (American Museum of Natural History); Series 2014 A, Ref. RB	5.00%	07/01/2041	1,000	1,002,491
New York (City of), NY Trust for Cultural Resources (Carnegie Hall); Series 2019, Ref. RB	5.00%	12/01/2034	300	335,410
New York (State of) Bridge Authority;
Series 2021 A, RB	4.00%	01/01/2038	200	204,818
Series 2021 A, RB	4.00%	01/01/2039	275	279,828
Series 2021 A, RB	4.00%	01/01/2040	350	353,109
Series 2021 A, RB	4.00%	01/01/2041	220	221,011
New York (State of) Dormitory Authority;
Series 2009 C, RB (INS - AGC)(b)	5.00%	10/01/2024	115	115,186
Series 2015 B, RB(g)(h)	5.00%	02/15/2025	5	5,094
Series 2016 A, RB	5.00%	02/15/2041	5,000	5,135,068
Series 2016 A, Ref. RB	5.00%	10/01/2033	600	628,011
Series 2016 A, Ref. RB	5.00%	07/01/2036	275	285,885
Series 2017, Ref. RB(f)	5.00%	12/01/2031	1,000	967,874
Series 2018 A, RB	5.00%	07/01/2048	5,890	6,213,365
Series 2019 A, RB	4.00%	07/01/2045	25,280	25,110,920
Series 2019 C, RB(j)	4.00%	07/01/2049	22,500	21,933,623
Series 2020 A, RB(j)	4.00%	03/15/2046	30,485	30,037,614
Series 2020 A, Ref. RB	4.00%	03/15/2048	24,225	23,654,988
Series 2020 D, Ref. RB	4.00%	02/15/2047	7,305	7,167,034
Series 2021 A, Ref. RB	4.00%	03/15/2047	26,305	25,794,841
Series 2021 E, Ref. RB	4.00%	03/15/2047	11,000	10,786,666
Series 2022 A, RB(i)(j)	4.00%	03/15/2049	46,305	45,016,531
Series 2022 A, RB (INS - BAM)(b)	4.25%	10/01/2051	5,500	5,505,609
Series 2023 A-1, Ref. RB	5.00%	03/15/2053	10,925	11,940,184
New York (State of) Dormitory Authority (Alliance Long Island AGYS, Inc.);
Series 2015 A-2, Ref. RB(f)	5.35%	12/01/2035	10,325	8,139,915
Series 2015 B-1, Ref. RB(f)	6.18%	12/01/2031	3,695	3,320,500
New York (State of) Dormitory Authority (Barnard College);
Series 2020 A, Ref. RB	4.00%	07/01/2038	680	684,368
Series 2020 A, Ref. RB	4.00%	07/01/2040	675	672,970
Series 2020 A, Ref. RB	4.00%	07/01/2045	1,275	1,228,758
Series 2020 A, Ref. RB	4.00%	07/01/2049	1,350	1,253,235
New York (State of) Dormitory Authority (Bidding Group 3); Series 2017 B, Ref. RB(g)(h)	5.00%	08/15/2027	10	10,796
New York (State of) Dormitory Authority (Bidding Group 4); Series 2018 C, Ref. RB	4.00%	03/15/2044	11,385	11,389,314
New York (State of) Dormitory Authority (Bidding Group 5); Series 2020 A, Ref. RB	4.00%	03/15/2047	9,000	8,824,817

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (Catholic Health System Obligated Group);
Series 2012 A, RB	5.00%	07/01/2032	$750	$670,457
Series 2012 B, RB	5.00%	07/01/2032	240	214,546
Series 2019 A, Ref. RB	4.00%	07/01/2045	750	530,482
New York (State of) Dormitory Authority (Cerebral Palsy Affiliates Pooled Loan Program); Series 2005 A, RB (INS - AGC)(b)	5.00%	07/01/2034	20	20,000
New York (State of) Dormitory Authority (City of New York);
Series 2005 A, RB (INS - AMBAC)(b)	5.50%	05/15/2027	710	768,869
Series 2005 A, RB (INS - AMBAC)(b)	5.50%	05/15/2030	750	870,863
Series 2005 A, RB (INS - AMBAC)(b)	5.50%	05/15/2031	555	656,858
New York (State of) Dormitory Authority (Columbia University); Series 2015, RB	5.00%	10/01/2045	115	139,289
New York (State of) Dormitory Authority (Cornell University); Series 2020 A, Ref. RB	4.00%	07/01/2050	10,000	9,801,009
New York (State of) Dormitory Authority (Educational Housing Services - CUNY Student Housing); Series 2005, RB (INS - AMBAC)(b)	5.25%	07/01/2030	25	26,327
New York (State of) Dormitory Authority (Fashion Institute of Technology Student Housing Corp.); Series 2007, RB (INS - NATL)(b)	5.25%	07/01/2028	935	970,122
New York (State of) Dormitory Authority (Fordham University);
Series 2014, RB	5.00%	07/01/2030	200	201,217
Series 2016 A, Ref. RB	5.00%	07/01/2041	1,200	1,236,333
Series 2017, Ref. RB	5.00%	07/01/2030	650	689,005
Series 2020, RB	4.00%	07/01/2046	12,755	12,411,565
Series 2020, RB	4.00%	07/01/2050	41,360	39,701,816
Series 2021 A, Ref. RB	3.00%	07/01/2038	9,455	8,482,907
New York (State of) Dormitory Authority (General Purpose);
Series 2018 A, RB(j)	4.00%	03/15/2048	21,000	20,288,825
Series 2018 A, Ref. RB	5.25%	03/15/2038	1,500	1,633,775
Series 2019 D, RB(j)	4.00%	02/15/2047	13,575	13,318,616
New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai);
Series 2015 A, Ref. RB	5.00%	07/01/2034	150	151,630
Series 2015 A, Ref. RB	5.00%	07/01/2040	2,800	2,824,522
Series 2015, Ref. RB	5.00%	07/01/2045	1,165	1,173,081
New York (State of) Dormitory Authority (Iona College);
Series 2021 A, RB	5.00%	07/01/2046	500	504,244
Series 2021 A, RB	5.00%	07/01/2051	1,250	1,249,950
New York (State of) Dormitory Authority (Montefiore Obligated Group);
Series 2018 A, Ref. RB	5.00%	08/01/2035	6,695	6,941,746
Series 2018 A, Ref. RB	4.00%	08/01/2036	5,570	5,520,753
Series 2018 A, Ref. RB	4.00%	08/01/2037	2,050	2,024,040
Series 2020 A, Ref. RB	4.00%	09/01/2045	8,205	7,489,738
Series 2020 A, Ref. RB	4.00%	09/01/2050	51,475	45,219,547
New York (State of) Dormitory Authority (Municipal Health Facilities Improvement Program); Series 2006 A, RB (INS - NATL)(b)	4.50%	05/15/2036	30	30,026
New York (State of) Dormitory Authority (New School (The));
Series 2015 A, Ref. RB(g)(h)	5.00%	07/01/2025	145	148,635
Series 2015 A, Ref. RB	5.00%	07/01/2040	1,955	1,979,419
Series 2016 A, Ref. RB	5.00%	07/01/2030	1,545	1,605,802
Series 2016 A, Ref. RB	5.00%	07/01/2035	3,490	3,619,311
Series 2016 A, Ref. RB	5.00%	07/01/2036	2,490	2,575,446
Series 2016 A, Ref. RB	5.00%	07/01/2037	6,535	6,740,902
Series 2016 A, Ref. RB	5.00%	07/01/2041	2,905	2,968,620
Series 2016 A, Ref. RB	4.00%	07/01/2043	5,050	4,949,964
Series 2016 A, Ref. RB	5.00%	07/01/2046	6,330	6,425,026
Series 2022 A, Ref. RB	4.00%	07/01/2052	9,050	8,281,641
New York (State of) Dormitory Authority (New York University);
Series 2001-1, RB (INS - BHAC)(b)	5.50%	07/01/2031	1,070	1,209,276
Series 2021 A, Ref. RB	3.00%	07/01/2041	3,785	3,289,290
New York (State of) Dormitory Authority (Northwell Health Obligated Group); Series 2015 A, Ref. RB	5.00%	05/01/2033	1,515	1,538,747
New York (State of) Dormitory Authority (NYU Hospitals Center); Series 2014, Ref. RB	5.00%	07/01/2036	2,475	2,484,668

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2015, Ref. RB(f)	5.00%	12/01/2045	$425	$400,488
Series 2017, Ref. RB(f)	5.00%	12/01/2029	3,200	3,136,378
Series 2017, Ref. RB(f)	5.00%	12/01/2030	1,900	1,851,625
Series 2017, Ref. RB(f)	5.00%	12/01/2032	1,200	1,153,644
Series 2017, Ref. RB(f)	5.00%	12/01/2033	1,700	1,621,250
Series 2017, Ref. RB(f)	5.00%	12/01/2035	1,800	1,674,671
Series 2017, Ref. RB(f)	5.00%	12/01/2036	3,800	3,466,398
Series 2017, Ref. RB(f)	5.00%	12/01/2037	6,000	5,359,551
New York (State of) Dormitory Authority (Pace University); Series 2013 A, RB	5.00%	05/01/2029	980	980,588
New York (State of) Dormitory Authority (Pratt Institute);
Series 2016, Ref. RB	5.00%	07/01/2039	500	512,588
Series 2016, Ref. RB	5.00%	07/01/2046	500	509,227
New York (State of) Dormitory Authority (Rochester Institute of Technology); Series 2019 A, RB	5.00%	07/01/2049	5,420	5,723,099
New York (State of) Dormitory Authority (Rockefeller University);
Series 2019 C, Ref. RB	4.00%	07/01/2049	3,500	3,411,897
Series 2020 A, Ref. RB	5.00%	07/01/2053	17,250	18,388,141
Series 2022 A, Ref. RB	4.00%	07/01/2042	3,305	3,344,605
New York (State of) Dormitory Authority (St. John’s University); Series 2015 A, Ref. RB	5.00%	07/01/2034	400	408,652
New York (State of) Dormitory Authority (St. Joseph’s College);
Series 2021, RB	4.00%	07/01/2040	225	198,270
Series 2021, RB	5.00%	07/01/2051	750	700,298
New York (State of) Dormitory Authority (Sustainability Bonds); Series 2023, RB	5.00%	07/01/2053	4,000	4,345,858
New York (State of) Dormitory Authority (United Cerebral Palsy Association);
Series 2017 A, RB(f)	5.50%	12/01/2047	16,140	11,229,210
Series 2017 A-2, RB(f)	5.38%	09/01/2050	25,010	18,821,268
Series 2017 A-2, Ref. RB (Acquired 10/25/2017; Cost $7,540,000)(d)(f)	5.38%	10/01/2042	7,540	5,766,066
New York (State of) Dormitory Authority (Wagner College);
Series 2022, Ref. RB	5.00%	07/01/2047	2,000	2,002,571
Series 2022, Ref. RB	5.00%	07/01/2057	12,000	11,686,097
New York (State of) Dormitory Authority (Yeshiva University); Series 2022 A, Ref. RB	5.00%	07/15/2050	4,000	3,989,977
New York (State of) Housing Finance Agency;
Series 2014 C, RB	4.00%	11/01/2046	7,340	7,084,995
Series 2014 G, RB (CEP - GNMA)	4.00%	05/01/2047	3,080	2,949,599
Series 2015 C, RB	4.15%	05/01/2048	2,295	2,239,963
Series 2020 C, RB (CEP - Federal Housing Administration)	4.20%	11/01/2054	25,590	24,504,022
Series 2023 E-1, RB	4.75%	11/01/2048	1,845	1,874,255
Series 2023 E-1, RB	5.05%	11/01/2063	2,000	2,021,872
New York (State of) Housing Finance Agency (Horizons at Wawayanda); Series 2007 A, RB (CEP - FHLMC)(a)	5.15%	11/01/2040	100	100,040
New York (State of) Housing Finance Agency (Sustainability Bonds);
Series 2023 A-1, RB	5.00%	05/01/2063	3,000	3,131,534
Series 2023 B-1, RB	4.90%	11/01/2053	3,750	3,874,975
Series 2023 B-1, RB	4.95%	11/01/2058	4,000	4,114,704
New York (State of) Housing Finance Agency (Tiffany Gardens); Series 2005 A, RB(a)	5.13%	08/15/2037	310	310,189
New York (State of) Mortgage Agency (Social Bonds);
Series 2023 252, RB	4.45%	10/01/2043	1,025	1,032,141
Series 2023 252, RB	4.55%	10/01/2048	1,725	1,733,285
Series 2023 252, RB	4.65%	10/01/2053	1,625	1,628,920
Series 2023-255, RB	4.88%	10/01/2048	2,000	2,053,570
New York (State of) Power Authority (Green Bonds);
Series 2020 A, RB(i)(j)	4.00%	11/15/2060	39,155	37,448,198
Series 2020 A, Ref. RB	4.00%	11/15/2050	13,145	12,947,278
Series 2020 A, Ref. RB	4.00%	11/15/2055	12,475	12,050,365
New York (State of) Power Authority (Green Transmission) (Green Bonds);
Series 2022, RB (INS - AGM)(b)	4.00%	11/15/2061	10,000	9,595,568
Series 2023, RB (INS - AGM)(b)	5.13%	11/15/2058	18,000	19,910,990

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Thruway Authority;
Series 2014 J, RB(g)(h)	5.00%	05/14/2024	$1,620	$1,625,067
Series 2016 A, RB	5.00%	01/01/2051	27,580	27,961,332
Series 2019 B, RB	4.00%	01/01/2050	13,815	13,313,578
Series 2019 B, RB (INS - AGM)(b)	4.00%	01/01/2050	45,000	44,352,063
Series 2020 N, RB	4.00%	01/01/2044	11,465	11,358,248
Series 2024 P, Ref. RB	5.00%	01/01/2049	5,000	5,469,404
Series 2024 P, Ref. RB	5.25%	01/01/2054	5,030	5,561,509
New York (State of) Thruway Authority (Bidding Group 1); Series 2022 A, Ref. RB	4.00%	03/15/2049	4,200	4,089,497
New York (State of) Thruway Authority (Bidding Group 1) (Green Bonds); Series 2022 C, RB	5.00%	03/15/2055	8,750	9,406,581
New York (State of) Thruway Authority (Bidding Group 2) (Green Bonds); Series 2022 C, RB	4.13%	03/15/2056	3,665	3,563,396
New York (State of) Thruway Authority (Bidding Group 4);
Series 2021 A-1, Ref. RB	4.00%	03/15/2052	8,500	8,219,677
Series 2021 A-1, Ref. RB	4.00%	03/15/2053	15,000	14,436,211
New York (State of) Thruway Authority (Bidding Group 5); Series 2021 A-1, Ref. RB	4.00%	03/15/2059	19,000	17,989,793
New York (State of) Thruway Authority (Green Bonds) (Bidding Group 1); Series 2022 C, RB	5.00%	03/15/2053	10,000	10,780,240
New York (State of) Thruway Authority (Group 1);
Series 2021 O, Ref. RB	4.00%	01/01/2047	10,155	9,958,258
Series 2021 O, Ref. RB	4.00%	01/01/2049	7,210	7,017,927
New York (State of) Thruway Authority (Group 2); Series 2020 N, RB	4.00%	01/01/2045	5,000	4,925,068
New York (State of) Utility Debt Securitization Authority (Green Bonds);
Series 2022, Ref. RB	5.00%	12/15/2049	7,000	7,649,797
Series 2022, Ref. RB	5.00%	09/15/2052	5,000	5,432,381
Series 2023 TE-2, Ref. RB	5.00%	12/15/2050	10,000	11,024,613
New York City Health and Hospitals Corp.; Series 2021 A, Ref. RB	4.00%	02/15/2048	1,000	969,467
New York City Housing Development Corp.;
Series 2014 C-1-A, RB	4.30%	11/01/2047	5,030	5,000,238
Series 2022, VRD RB(k)	3.30%	05/01/2062	20,545	20,545,000
Series 2022, VRD RB (CEP - Federal Housing Administration)(k)	3.30%	05/01/2062	8,325	8,325,000
New York City Housing Development Corp. (Sustainable Development Bonds); Series 2023, RB	4.80%	02/01/2053	22,140	22,675,544
New York Convention Center Development Corp. (Hotel Unit Fee Secured);
Series 2015, Ref. RB	5.00%	11/15/2040	8,435	8,553,654
Series 2015, Ref. RB	5.00%	11/15/2045	8,190	8,290,821
Series 2016 B, RB(e)	0.00%	11/15/2044	3,270	1,177,392
New York Counties Tobacco Trust I;
Series 2000 A, RB	6.50%	06/01/2035	1,180	1,180,929
Series 2000 A, RB	6.63%	06/01/2042	19,215	19,226,266
New York Counties Tobacco Trust II;
Series 2001, RB	5.63%	06/01/2035	335	341,286
Series 2001, RB	5.75%	06/01/2043	8,715	8,878,940
New York Counties Tobacco Trust IV;
Series 2005 D, RB(e)	0.00%	06/01/2050	66,335	14,516,579
Series 2005 E, RB(e)	0.00%	06/01/2055	165,210	14,726,208
Series 2010 A, RB(f)	6.25%	06/01/2041	32,775	32,782,764
New York Counties Tobacco Trust V;
Series 2005 S-1, RB(e)	0.00%	06/01/2038	8,430	3,632,324
Series 2005 S-2, RB(e)	0.00%	06/01/2050	6,770	1,066,445
Series 2005 S-3, RB(e)	0.00%	06/01/2055	219,195	19,131,537
Series 2005 S4B, RB(e)(f)	0.00%	06/01/2060	715,900	35,046,025
New York Counties Tobacco Trust VI;
Series 2016 A, Ref. RB	6.45%	06/01/2040	3,005	3,124,444
Series 2016 A, Ref. RB	6.00%	06/01/2043	2,290	2,358,009
Series 2016 A-1, Ref. RB	5.75%	06/01/2043	4,000	4,122,232
Series 2016 A-2, Ref. RB	5.00%	06/01/2051	13,875	13,105,663
Series 2016 A-2B, Ref. RB	5.00%	06/01/2045	3,750	3,625,859
Series 2016 B, Ref. RB	5.00%	06/01/2036	1,000	1,024,351
Series 2016 B, Ref. RB	5.00%	06/01/2041	870	882,268

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York Liberty Development Corp. (3 World Trade Center);
Series 2014, Class 1, Ref. RB(f)	5.00%	11/15/2044	$1,505	$1,505,400
Series 2014, Class 3, Ref. RB(f)	7.25%	11/15/2044	415	418,438
New York Liberty Development Corp. (7 World Trade Center);
Series 2022, Ref. RB	3.13%	09/15/2050	10,000	7,901,790
Series 2022, Ref. RB	3.25%	09/15/2052	7,500	5,758,974
New York Liberty Development Corp. (Goldman Sachs Headquarters);
Series 2005, Ref. RB	5.25%	10/01/2035	76,200	90,546,563
Series 2007, RB	5.50%	10/01/2037	11,445	13,842,360
New York Liberty Development Corp. (Green Bonds);
Series 2021 A, Ref. RB	2.75%	11/15/2041	13,660	10,904,641
Series 2021 A, Ref. RB	2.88%	11/15/2046	28,160	21,340,521
Series 2021 A, Ref. RB	3.00%	11/15/2051	15,000	11,171,145
New York State Environmental Facilities Corp.;
Series 2017, RB	5.00%	06/15/2047	6,090	6,389,771
Series 2023, Ref. RB	5.00%	06/15/2053	6,910	7,555,777
New York State Environmental Facilities Corp. (2010 Master Financing Program) (Green Bonds);
Series 2022 B, RB(j)	5.00%	09/15/2047	20,000	22,010,000
Series 2022 B, RB(j)	5.25%	09/15/2052	18,000	19,969,056
New York State Environmental Facilities Corp. (Casella Waste Systems, Inc.); Series 2020, RB(a)(f)(h)	5.13%	09/03/2030	2,700	2,761,301
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority); Series 2016 A, Ref. RB	5.00%	06/15/2032	1,000	1,044,977
New York State Environmental Facilities Corp. (Pooled Financing Program); Series 2005 B, RB(g)	5.50%	04/15/2035	615	749,945
New York State Urban Development Corp.;
Series 2020 A, RB	4.00%	03/15/2045	6,825	6,770,443
Series 2020 A, RB	4.00%	03/15/2049	36,685	35,887,299
Series 2020 C, Ref. RB	4.00%	03/15/2045	16,000	15,872,101
Series 2020, Ref. RB	3.00%	03/15/2040	5,000	4,368,228
Series 2022 A, Ref. RB	5.00%	03/15/2046	11,435	12,514,055
Series 2022 A, Ref. RB	5.00%	03/15/2047	8,565	9,327,367
New York State Urban Development Corp. (Bidding Group 2); Series 2021 A, Ref. RB	3.00%	03/15/2041	16,515	14,252,407
New York State Urban Development Corp. (Bidding Group 3);
Series 2021, Ref. RB	4.00%	03/15/2046	28,000	27,629,090
Series 2021, Ref. RB	4.00%	03/15/2047	10,000	9,820,652
New York State Urban Development Corp. (Bidding Group 4);
Series 2020 E, Ref. RB	4.00%	03/15/2042	7,965	8,035,039
Series 2020 E-2, Ref. RB	3.00%	03/15/2040	11,245	9,824,146
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport);
Series 2023, RB (INS - AGM)(a)(b)	5.00%	06/30/2049	5,000	5,250,016
Series 2023, RB(a)	6.00%	06/30/2054	10,000	11,014,691
Series 2023, RB (INS - AGM)(a)(b)	5.13%	06/30/2060	30,000	31,471,758
Series 2023, RB(a)	5.38%	06/30/2060	20,000	20,997,522
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(a)	5.00%	08/01/2026	10,750	10,752,742
Series 2016, Ref. RB(a)	5.00%	08/01/2031	26,190	26,191,254
Series 2021, Ref. RB(a)	2.25%	08/01/2026	3,395	3,278,141
Series 2021, Ref. RB(a)	3.00%	08/01/2031	3,200	2,981,003
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment);
Series 2018, RB(a)	5.00%	01/01/2036	7,610	7,836,216
Series 2020, RB(a)	5.00%	10/01/2040	10,000	10,321,717

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, RB (INS - AGM)(a)(b)	4.00%	07/01/2035	$6,255	$6,204,109
Series 2016 A, RB (INS - AGM)(a)(b)	4.00%	07/01/2036	8,845	8,717,108
Series 2016 A, RB (INS - AGM)(a)(b)	4.00%	07/01/2037	11,875	11,676,722
Series 2016 A, RB(a)	5.00%	07/01/2041	8,250	8,249,215
Series 2016 A, RB(a)	5.00%	07/01/2046	15,000	14,919,514
Series 2016 A, RB(a)	5.25%	01/01/2050	43,900	43,912,094
Series 2016 A, RB (INS - AGM)(a)(b)	4.00%	01/01/2051	8,900	8,211,015
Series 2016, RB (INS - AGM)(a)(b)	5.00%	07/01/2046	4,990	4,989,467
Series 2023, RB(a)	6.00%	04/01/2035	10,000	11,293,472
Series 2023, RB(a)	5.63%	04/01/2040	15,000	16,298,085
New York Transportation Development Corp. (New York State Thruway); Series 2021, RB(a)	4.00%	10/31/2034	600	597,445
New York Transportation Development Corp. (Terminal 4 JFK International Airport);
Series 2020 A, Ref. RB(a)	5.00%	12/01/2031	1,000	1,080,969
Series 2020 A, Ref. RB(a)	4.00%	12/01/2041	1,380	1,308,168
Series 2020 C, Ref. RB	5.00%	12/01/2033	1,600	1,741,640
Series 2020 C, Ref. RB	5.00%	12/01/2036	1,610	1,730,399
Series 2020, Ref. RB	5.00%	12/01/2032	1,505	1,643,910
Series 2020, Ref. RB	5.00%	12/01/2035	2,000	2,164,189
Series 2020, Ref. RB	5.00%	12/01/2038	3,000	3,193,426
Series 2022, RB(a)	5.00%	12/01/2039	3,000	3,182,287
Series 2022, RB(a)	5.00%	12/01/2041	19,000	19,936,580
Series 2022, RB(a)	5.00%	12/01/2042	5,000	5,225,941
Niagara Area Development Corp. (Catholic Health System, Inc.); Series 2022, RB	5.00%	07/01/2052	6,350	5,109,554
Niagara Area Development Corp. (Covanta); Series 2018 A, Ref. RB(a)(f)	4.75%	11/01/2042	790	686,380
Niagara Frontier Transportation Authority (Buffalo Niagara International Airport);
Series 2014 A, Ref. RB(a)	5.00%	04/01/2029	725	725,301
Series 2019, Ref. RB(a)	5.00%	04/01/2035	780	824,347
Series 2019, Ref. RB(a)	5.00%	04/01/2037	750	783,924
Series 2019, Ref. RB(a)	5.00%	04/01/2039	720	747,632
Niagara Tobacco Asset Securitization Corp.;
Series 2014, Ref. RB	5.25%	05/15/2034	6,645	6,651,358
Series 2014, Ref. RB	5.25%	05/15/2040	275	275,184
Oneida County Local Development Corp. (Mohawk Valley Health System);
Series 2019, Ref. RB (INS - AGM)(b)	4.00%	12/01/2038	860	855,025
Series 2019, Ref. RB (INS - AGM)(b)	4.00%	12/01/2049	4,920	4,576,227
Series 2021 A, RB (INS - AGM)(b)	4.00%	12/01/2046	1,355	1,279,430
Series 2021 A, RB (INS - AGM)(b)	4.00%	12/01/2051	11,710	10,683,791
Oneida County Local Development Corp. (Utica College);
Series 2019, Ref. RB	5.00%	07/01/2026	100	102,149
Series 2019, Ref. RB	5.00%	07/01/2028	1,050	1,096,031
Series 2019, Ref. RB	5.00%	07/01/2030	1,160	1,221,778
Series 2019, Ref. RB	5.00%	07/01/2031	1,215	1,277,452
Series 2019, Ref. RB	5.00%	07/01/2032	775	813,339
Series 2019, Ref. RB	5.00%	07/01/2033	1,340	1,403,725
Series 2019, Ref. RB	5.00%	07/01/2034	1,410	1,473,681
Series 2019, Ref. RB	4.00%	07/01/2039	760	704,449
Series 2019, Ref. RB	5.00%	07/01/2049	8,270	8,223,889
Oneida Indian Nation; Series 2024 B, RB(f)	6.00%	09/01/2043	1,450	1,512,510
Onondaga (County of), NY Trust for Cultural Resources (Abby Lane Housing Corp.);
Series 2017, Ref. RB	5.00%	05/01/2033	1,300	1,326,278
Series 2017, Ref. RB	5.00%	05/01/2034	840	855,365
Series 2017, Ref. RB	5.00%	05/01/2037	1,150	1,168,207
Series 2017, Ref. RB	5.00%	05/01/2040	650	657,926
Onondaga (County of), NY Trust for Cultural Resources (Syracuse University);
Series 2019, Ref. RB	4.00%	12/01/2041	5	5,062
Series 2019, Ref. RB	4.00%	12/01/2049	14,240	13,997,796

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Onondaga Civic Development Corp. (Le Moyne College);
Series 2021, RB	5.00%	07/01/2046	$450	$455,756
Series 2021, RB	5.00%	07/01/2051	600	602,167
Orange County Funding Corp.; Series 2013, RB	6.50%	01/01/2046	3,885	3,135,132
Orange County Funding Corp. (Mount St. Mary College);
Series 2012 A, RB	5.00%	07/01/2037	1,320	1,315,578
Series 2012 A, RB	5.00%	07/01/2042	1,435	1,394,391
Otsego County Capital Resource Corp. (Hartwick College);
Series 2015 A, Ref. RB	5.00%	10/01/2030	3,205	2,928,440
Series 2015 A, Ref. RB	5.00%	10/01/2035	2,000	1,723,284
Series 2015 A, Ref. RB	5.00%	10/01/2045	9,785	7,488,419
Poughkeepsie (City of), NY Industrial Development Agency (Eastman & Bixby Redevelopment Co. LLC); Series 2000 A, RB(a)	6.00%	08/01/2032	2,145	2,150,336
Ramapo Local Development Corp.; Series 2013, Ref. RB	5.00%	03/15/2033	2,525	2,520,364
Rensselaer (County of), NY Industrial Development Agency (Franciscan Heights, L.P.); Series 2004 A, IDR (LOC - JPMorgan Chase Bank N.A.)(a)(l)	5.38%	12/01/2036	2,500	2,504,844
Riverhead (City of), NY Industrial Development Agency; Series 2013, RB	7.00%	08/01/2048	1,300	1,302,555
Rockland (County of), NY Solid Waste Management Authority (Green Bonds); Series 2021 A, RB(a)	4.00%	12/15/2051	5,025	4,620,100
Rockland Tobacco Asset Securitization Corp.;
Series 2001, RB	5.75%	08/15/2043	720	729,607
Series 2005 A, RB(e)(f)	0.00%	08/15/2045	3,800	1,097,683
Series 2005 C, RB(e)(f)	0.00%	08/15/2060	25,000	1,634,912
Saratoga County Capital Resource Corp. (Skidmore College);
Series 2018, RB	5.00%	07/01/2048	3,515	3,696,470
Series 2020 A, RB	4.00%	07/01/2050	1,985	1,914,568
Schenectady County Capital Resource Corp. (Union College);
Series 2017, Ref. RB	5.00%	01/01/2047	10,720	11,072,097
Series 2022, Ref. RB	5.25%	07/01/2052	1,000	1,101,210
St. Lawrence (County of), NY Industrial Development Agency (Clarkson University);
Series 2021 A, Ref. RB	5.00%	09/01/2035	150	159,983
Series 2021 A, Ref. RB	5.00%	09/01/2037	150	157,712
Series 2021 A, Ref. RB	5.00%	09/01/2038	150	156,455
Series 2021 A, Ref. RB	5.00%	09/01/2040	150	154,832
Series 2021, Ref. RB	5.00%	09/01/2035	270	287,970
Series 2021, Ref. RB	5.00%	09/01/2036	105	111,237
Series 2021, Ref. RB	5.00%	09/01/2036	300	317,821
Series 2021, Ref. RB	5.00%	09/01/2037	300	315,424
Series 2021, Ref. RB	5.00%	09/01/2038	225	234,683
Series 2021, Ref. RB	5.00%	09/01/2039	670	694,432
Series 2021, Ref. RB	5.00%	09/01/2039	235	243,570
Series 2021, Ref. RB	5.00%	09/01/2040	250	258,054
Series 2021, Ref. RB	5.00%	09/01/2041	330	339,418
Series 2021, Ref. RB	5.00%	09/01/2041	300	308,562
St. Lawrence (County of), NY Industrial Development Agency (St. Lawrence University);
Series 2016 A, Ref. RB	5.00%	07/01/2036	540	561,128
Series 2022, Ref. RB	5.25%	07/01/2041	440	491,199
Series 2022, Ref. RB	5.25%	07/01/2042	425	472,673
Series 2022, Ref. RB	5.25%	07/01/2047	1,820	1,990,222
Series 2022, Ref. RB	5.25%	07/01/2052	2,500	2,708,504
Suffolk (County of), NY Industrial Development Agency (Alliance of Long Island Agencies, Inc./Adults and Children with Learning and Developmental Disabilities, Inc. Civic Facility); Series 2006 A-D2, RB	6.00%	10/01/2031	200	188,426
Suffolk County Economic Development Corp.; Series 2010 A, RB	7.38%	12/01/2040	3,795	3,364,303
Suffolk County Economic Development Corp. (Catholic Health Services); Series 2014 C, RB	5.00%	07/01/2032	415	416,434
Suffolk County Economic Development Corp. (Family Residences and Essential Enterprises, Inc.); Series 2012 B-A, RB(f)	6.75%	06/01/2027	290	266,174
Suffolk Tobacco Asset Securitization Corp.; Series 2021, Ref. RB	4.00%	06/01/2050	2,690	2,721,614

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Sullivan (County of), NY (Adelaar Infratructure);
Series 2016 A-2, RB(f)	5.35%	11/01/2049	$40,805	$37,917,267
Series 2016 B-2, RB(f)	5.35%	11/01/2049	5,820	5,408,124
Series 2016 C-2, RB(f)	5.35%	11/01/2049	5,750	5,343,078
Series 2016 D-2, RB(f)	5.35%	11/01/2049	3,775	3,507,847
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.); Series 2013 A, RB(c)	5.00%	07/01/2032	3,125	1,093,750
Triborough Bridge & Tunnel Authority;
Series 2016 A, Ref. RB	5.00%	11/15/2046	20,500	20,886,839
Series 2017 A, RB	5.00%	11/15/2038	1,015	1,069,787
Series 2018 A, RB	5.00%	11/15/2045	10,000	10,525,691
Series 2022 A, Ref. RB	5.00%	05/15/2057	14,470	15,540,143
Series 2023, RB(j)	5.00%	05/15/2051	47,685	51,120,370
Series 2024, RB	5.00%	05/15/2054	5,000	5,456,683
Subseries 2021 B-1, Ref. RB	4.00%	05/15/2056	30,800	29,429,268
Triborough Bridge & Tunnel Authority (MTA Brdiges & Tunnels) (Green Bonds); Subseries 2022 D-2, RB	5.50%	05/15/2052	5,350	6,034,743
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels);
Series 2018 A, RB	4.00%	11/15/2048	13,655	13,295,155
Series 2019 C, RB	4.00%	11/15/2043	21,500	21,558,770
Series 2020 A, RB	5.00%	11/15/2054	4,850	5,165,966
Series 2021 A, RB(j)	5.00%	11/15/2051	10,000	10,736,190
Series 2021 A, RB	5.00%	11/15/2056	16,570	17,698,081
Series 2023 A, RB	4.25%	05/15/2058	20,000	20,006,720
Series 2023 A, RB(j)	4.25%	05/15/2058	10,000	10,003,360
Series 2023 A, RB(j)	5.25%	05/15/2058	10,000	10,949,480
Series 2023 A, RB(j)	4.50%	05/15/2063	40,000	40,403,640
Triborough Bridge & Tunnel Authority Sales Tax Revenue; Series 2024, RB(j)	5.25%	05/15/2064	50,000	54,903,400
TSASC, Inc.;
Series 2016 B, Ref. RB	5.00%	06/01/2045	10,930	10,018,718
Series 2016 B, Ref. RB	5.00%	06/01/2048	14,195	12,845,067
Series 2017 A, Ref. RB	5.00%	06/01/2036	1,345	1,389,595
Series 2017 A, Ref. RB	5.00%	06/01/2041	16,855	17,130,728
Westchester (County of), NY Industrial Development Agency (Clearview School (The)); Series 2005 B, RB	7.25%	01/01/2035	660	534,747
Westchester (County of), NY Industrial Development Agency (Million Air Two LLC General Aviation Facilities); Series 2017 A, RB(a)(f)	7.00%	06/01/2046	470	422,785
Westchester County Healthcare Corp.; Series 2014 A, RB	5.00%	11/01/2044	3,958	3,943,559
Westchester County Local Development Corp. (Betheal Methodist);
Series 2020 A, Ref. RB	5.00%	07/01/2040	2,235	1,882,657
Series 2020 A, Ref. RB	5.13%	07/01/2055	7,690	6,011,892
Series 2020 B, Ref. RB	5.88%	07/01/2030	4,720	4,270,899
Westchester County Local Development Corp. (Kendal on Hudson);
Series 2022, Ref. RB	5.00%	01/01/2032	500	524,098
Series 2022, Ref. RB	5.00%	01/01/2037	525	544,619
Series 2022, Ref. RB	5.00%	01/01/2041	520	530,811
Series 2022, Ref. RB	4.25%	01/01/2045	1,670	1,537,406
Series 2022, Ref. RB	5.00%	01/01/2051	2,500	2,492,498
Westchester County Local Development Corp. (Purchase Senior Learning Community Inc);
Series 2021, Ref. RB(f)	5.00%	07/01/2046	6,340	6,092,285
Series 2021, Ref. RB(f)	5.00%	07/01/2056	5,000	4,659,372
Westchester County Local Development Corp. (Purchase Senior Learning Community Inc.); Series 2021, Ref. RB(f)	4.50%	07/01/2056	8,200	7,021,207
Westchester County Local Development Corp. (Sarah Lawrence College);
Series 2016 A, Ref. RB	4.00%	06/01/2030	2,165	2,159,967
Series 2016 A, Ref. RB	4.00%	06/01/2031	2,190	2,181,840
Westchester County Local Development Corp. (Wartburg Senior Housing); Series 2015 A, Ref. RB(f)	5.00%	06/01/2030	1,500	1,391,717

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Westchester County Local Development Corp. (Westchester Medical Center Obligated Group);
Series 2016, Ref. RB	5.00%	11/01/2046	$30,515	$29,746,498
Series 2023, RB (INS - AGM)(b)	5.00%	11/01/2047	2,875	3,046,553
Series 2023, RB (INS - AGM)(b)	5.75%	11/01/2049	2,125	2,478,077
Series 2023, RB (INS - AGM)(b)	5.00%	11/01/2051	2,750	2,883,056
Series 2023, RB	6.25%	11/01/2052	2,560	2,940,040
Series 2023, RB (INS - AGM)(b)	5.75%	11/01/2053	1,000	1,157,664
Westchester Tobacco Asset Securitization Corp.;
Series 2016 C, Ref. RB	5.00%	06/01/2045	14,450	14,449,519
Series 2016 C, Ref. RB	5.13%	06/01/2051	1,295	1,297,573
Western Nassau County Water Authority (Green Bonds); Series 2021 A, RB	3.00%	04/01/2039	1,000	888,496
Western Regional Off-Track Betting Corp.; Series 2021, Ref. RB(f)	4.13%	12/01/2041	6,390	4,980,574
Yonkers (City of), NY;
Series 2022 F, GO Bonds (INS - BAM)(b)	5.00%	11/15/2040	1,680	1,898,551
Series 2022 F, GO Bonds (INS - BAM)(b)	5.00%	11/15/2042	1,105	1,233,437
Yonkers Economic Development Corp. (Charter School Education Excellence);
Series 2019 A, RB	5.00%	10/15/2039	420	424,069
Series 2019 A, RB	5.00%	10/15/2049	640	624,746
Series 2019 A, RB	5.00%	10/15/2054	465	445,316
				4,484,538,160

Puerto Rico–8.65%
Children’s Trust Fund;
Series 2002, RB	5.50%	05/15/2039	1,750	1,754,947
Series 2002, RB	5.63%	05/15/2043	2,125	2,149,775
Series 2008 A, RB(e)	0.00%	05/15/2057	633,850	52,292,688
Series 2008 B, RB(e)	0.00%	05/15/2057	574,600	37,236,838
Corp. Para El Financiamiento Publico de Puerto Rico; Series 2011, RB(m)	5.50%	08/01/2031	11,810	0
GDB Debt Recovery Authority of Puerto Rico; Series 2023, RB	7.50%	08/20/2040	409	388,880
PRHTA Custodial Trust; Series 2022 L, RB	5.25%	12/06/2049	710	542,461
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(e)	0.00%	07/01/2024	434	428,081
Series 2021 A, GO Bonds(e)	0.00%	07/01/2033	3,424	2,206,974
Series 2021 A-1, GO Bonds	5.38%	07/01/2025	2,963	3,008,685
Series 2021 A-1, GO Bonds	5.63%	07/01/2027	2,936	3,102,203
Series 2021 A-1, GO Bonds	5.63%	07/01/2029	2,889	3,133,411
Series 2021 A-1, GO Bonds	5.75%	07/01/2031	2,806	3,133,706
Series 2021 A-1, GO Bonds	4.00%	07/01/2033	5,543	5,445,063
Series 2021 A-1, GO Bonds	4.00%	07/01/2035	2,392	2,321,454
Series 2021 A-1, GO Bonds	4.00%	07/01/2037	2,053	1,960,449
Series 2021 A-1, GO Bonds	4.00%	07/01/2041	2,791	2,592,211
Series 2021 A-1, GO Bonds	4.00%	07/01/2046	0	9
Subseries 2022, RN	0.00%	11/01/2043	13,216	7,747,993
Subseries 2022, RN	0.00%	11/01/2051	59,950	27,652,022
Subseries 2022, RN	0.00%	11/01/2051	25,655	15,264,732
Subseries 2022, RN	0.00%	11/01/2051	7,378	1,706,153
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2008 A, RB	6.13%	07/01/2024	4,361	4,388,993
Series 2022 A, Ref. RB(f)	5.00%	07/01/2033	1,000	1,049,333
Series 2022 A, Ref. RB(f)	5.00%	07/01/2037	2,500	2,584,033
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2005 RR, RB (INS - NATL)(b)	5.00%	07/01/2024	510	510,111
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB (Acquired 05/26/2000; Cost $698,491)(a)(c)(d)	6.63%	06/01/2026	700	490,000
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (University of the Sacred Heart Project);
Series 2012, Ref. RB	5.00%	10/01/2031	590	590,849
Series 2012, Ref. RB	5.00%	10/01/2042	200	200,418
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (University Plaza); Series 2000 A, RB (INS - NATL)(b)	5.00%	07/01/2033	4,785	4,720,197

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB	4.55%	07/01/2040	$4,327	$4,360,545
Series 2018 A-1, RB(e)	0.00%	07/01/2046	28,000	9,115,859
Series 2018 A-1, RB(e)	0.00%	07/01/2051	50,840	12,282,156
Series 2018 A-1, RB	4.75%	07/01/2053	13,361	13,368,641
Series 2018 A-1, RB	5.00%	07/01/2058	37,456	37,736,845
Series 2019 A-2, RB	4.33%	07/01/2040	16,000	15,926,851
Series 2019 A-2, RB	4.54%	07/01/2053	976	945,472
Series 2019 A-2, RB	4.78%	07/01/2058	13,060	13,027,379
Series 2019 A-2B, RB	4.55%	07/01/2040	1,276	1,285,892
University of Puerto Rico;
Series 2006 P, Ref. RB	5.00%	06/01/2030	7,280	7,063,007
Series 2006 Q, RB	5.00%	06/01/2026	4,555	4,494,067
Series 2006 Q, RB	5.00%	06/01/2030	24,375	23,648,462
Series 2006 Q, RB	5.00%	06/01/2036	67,190	64,335,755
				396,193,600

Northern Mariana Islands–0.15%
Northern Mariana Islands (Commonwealth of); Series 2007 A, Ref. GO Bonds(f)	5.00%	06/01/2030	4,375	4,009,307
Northern Mariana Islands (Commonwealth of) Ports Authority; Series 1998 A, RB(a)	6.25%	03/15/2028	2,815	2,723,071
				6,732,378

Guam–0.13%
Guam (Territory of);
Series 2015 D, Ref. RB	5.00%	11/15/2039	750	758,301
Series 2021 F, Ref. RB	4.00%	01/01/2042	2,880	2,776,002
Guam (Territory of) Waterworks Authority;
Series 2013, RB (INS - NATL)(b)	5.25%	07/01/2025	1,735	1,737,128
Series 2014 A, Ref. RB(g)	5.00%	07/01/2029	325	326,613
Guam Housing Corp.; Series 1998 A, RB (CEP - FHLMC)(a)	5.75%	09/01/2031	270	271,390
				5,869,434

Virgin Islands–0.11%
Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. RB(a)	5.00%	09/01/2029	665	643,248
Virgin Islands (Government of) Public Finance Authority (Federal Highway Grant Anticipation Revenue Loan Note) (Garvee); Series 2015, RB(f)	5.00%	09/01/2033	1,500	1,522,371
Virgin Islands (Government of) Public Finance Authority (Garvee); Series 2015, RB(f)	5.00%	09/01/2030	770	780,112
Virgin Islands (Government of) Public Finance Authority (Virgin Islands Gross Receipts Taxes Loan Note); Series 2012 A, Ref. RB (INS - AGM)(b)	5.00%	10/01/2032	2,275	2,289,772
				5,235,503

TOTAL INVESTMENTS IN SECURITIES(n) –106.91% (Cost $4,960,876,432)				4,898,569,075
FLOATING RATE NOTE OBLIGATIONS–(9.09)%
Notes with interest and fee rates ranging from 3.82% to 3.87% at 02/29/2024 and contractual maturities of collateral ranging from 03/15/2046 to 05/15/2064 (See Note 1J)(o)				(416,470,000)
OTHER ASSETS LESS LIABILITIES–2.18%				99,858,380
NET ASSETS–100.00%				$4,581,957,455

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Rochester® New York Municipals Fund

Investment Abbreviations:

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
BHAC	- Berkshire Hathaway Assurance Corp.
CEP	- Credit Enhancement Provider
FHLMC	- Federal Home Loan Mortgage Corp.
FNMA	- Federal National Mortgage Association
GNMA	- Government National Mortgage Association
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
VRD	- Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security subject to the alternative minimum tax.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2024 was $15,071,272, which represented less than 1% of the Fund’s Net Assets.

(d)	Restricted security. The aggregate value of these securities at February 29, 2024 was $24,713,146, which represented less than 1% of the Fund’s Net Assets.
(e)	Zero coupon bond issued at a discount.
(f)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $333,348,416, which represented 7.28% of the Fund’s Net Assets.

(g)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(h)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(i)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $69,145,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(j)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(k)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 29, 2024.

(l)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(m)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(n)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(o)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2024. At February 29, 2024, the Fund’s investments with a value of $614,818,217 are held by TOB Trusts and serve as collateral for the $416,470,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Rochester® New York Municipals Fund

Statement of Assets and Liabilities

February 29, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $4,960,876,432)	$4,898,569,075

Cash	71,378,142

Receivable for:
Investments sold	32,900,788

Fund shares sold	1,567,084

Interest	51,701,161

Investments matured, at value (Cost $3,500,000)	918,750

Investment for trustee deferred compensation and retirement plans	527,319

Other assets	2,053,778

Total assets	5,059,616,097

Liabilities:
Floating rate note obligations	416,470,000

Payable for:
Investments purchased	49,591,800

Dividends	6,708,188

Fund shares reacquired	2,408,467

Accrued fees to affiliates	1,402,907

Accrued interest expense	105,221

Accrued other operating expenses	134,270

Trustee deferred compensation and retirement plans	837,789

Total liabilities	477,658,642

Net assets applicable to shares outstanding	$4,581,957,455

Net assets consist of:
Shares of beneficial interest	$5,813,663,356

Distributable earnings (loss)	(1,231,705,901)

$4,581,957,455

Net Assets:
Class A	$3,584,463,683

Class C	$181,670,970

Class Y	$812,900,740

Class R6	$2,922,062

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	233,334,867

Class C	11,859,121

Class Y	52,897,323

Class R6	190,091

Class A:
Net asset value per share	$15.36

Maximum offering price per share
(Net asset value of $15.36 ÷ 95.75%)	$16.04

Class C:
Net asset value and offering price per share	$15.32

Class Y:
Net asset value and offering price per share	$15.37

Class R6:
Net asset value and offering price per share	$15.37

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Rochester® New York Municipals Fund

Statement of Operations

For the year ended February 29, 2024

Investment income:
Interest	$223,388,543

Expenses:
Advisory fees	19,810,996

Administrative services fees	640,383

Custodian fees	27,977

Distribution fees:
Class A	8,632,491

Class C	1,917,919

Interest, facilities and maintenance fees	21,767,958

Transfer agent fees – A, C and Y	2,865,702

Transfer agent fees – R6	345

Trustees’ and officers’ fees and benefits	101,580

Registration and filing fees	91,399

Reports to shareholders	204,065

Professional services fees	270,577

Other	62,798

Total expenses	56,394,190

Net investment income	166,994,353

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(8,000))	(90,890,498)

Change in net unrealized appreciation of unaffiliated investment securities	281,503,164

Net realized and unrealized gain	190,612,666

Net increase in net assets resulting from operations	$357,607,019

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Rochester® New York Municipals Fund

Statement of Changes in Net Assets

For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:
Net investment income	$166,994,353	$161,577,399

Net realized gain (loss)	(90,890,498)	(367,128,343)

Change in net unrealized appreciation (depreciation)	281,503,164	(334,761,886)

Net increase (decrease) in net assets resulting from operations	357,607,019	(540,312,830)

Distributions to shareholders from distributable earnings:
Class A	(140,357,632)	(134,497,768)

Class C	(6,173,522)	(6,588,627)

Class Y	(31,094,563)	(26,860,800)

Class R6	(101,318)	(54,558)

Total distributions from distributable earnings	(177,727,035)	(168,001,753)

Share transactions–net:
Class A	(137,661,564)	(294,864,626)

Class C	(33,723,896)	(54,481,172)

Class Y	82,283,417	2,287,710

Class R6	1,821,876	(700,812)

Net increase (decrease) in net assets resulting from share transactions	(87,280,167)	(347,758,900)

Net increase (decrease) in net assets	92,599,817	(1,056,073,483)

Net assets:
Beginning of year	4,489,357,638	5,545,431,121

End of year	$4,581,957,455	$4,489,357,638

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Rochester® New York Municipals Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/29/24	$14.75	$0.56	$0.64	$1.20	$(0.59)	$15.36	8.35	%(d)	$3,584,464	1.27	%(d)	1.27	%(d)	0.78	%(d)	3.73	%(d)	27%
Year ended 02/28/23	16.94	0.52	(2.17)	(1.65)	(0.54)	14.75	(9.76	)(d)	3,578,634	1.14	(d)	1.14	(d)	0.78	(d)	3.41	(d)	50
Year ended 02/28/22	17.07	0.43	0.00	0.43	(0.56)	16.94	2.45	(d)	4,442,658	0.85	(d)	0.85	(d)	0.78	(d)	2.43	(d)	17
Year ended 02/28/21	17.55	0.51	(0.42)	0.09	(0.57)	17.07	0.65	(d)	4,495,785	0.92	(d)	0.92	(d)	0.80	(d)	3.04	(d)	24
Two months ended 02/29/20	16.78	0.08	0.79	0.87	(0.10)	17.55	5.18		4,625,668	0.79	(e)	0.92	(e)	0.79	(e)	2.92	(e)	2
Year ended 12/31/19	15.35	0.62	1.35	1.97	(0.54)	16.78	12.97		4,407,000	0.80		1.06		0.80		3.78		25
Class C
Year ended 02/29/24	14.71	0.44	0.65	1.09	(0.48)	15.32	7.55		181,671	2.03		2.03		1.54		2.97		27
Year ended 02/28/23	16.89	0.40	(2.16)	(1.76)	(0.42)	14.71	(10.40	)(f)	209,043	1.89	(f)	1.89	(f)	1.53	(f)	2.66	(f)	50
Year ended 02/28/22	17.03	0.29	0.00	0.29	(0.43)	16.89	1.63		301,046	1.61		1.61		1.54		1.67		17
Year ended 02/28/21	17.50	0.39	(0.41)	(0.02)	(0.45)	17.03	(0.01	)(f)	336,381	1.63	(f)	1.63	(f)	1.51	(f)	2.33	(f)	24
Two months ended 02/29/20	16.73	0.06	0.79	0.85	(0.08)	17.50	5.07		489,818	1.54	(e)	1.67	(e)	1.54	(e)	2.16	(e)	2
Year ended 12/31/19	15.31	0.49	1.35	1.84	(0.42)	16.73	12.10		472,000	1.56		1.82		1.56		3.02		25
Class Y
Year ended 02/29/24	14.75	0.59	0.66	1.25	(0.63)	15.37	8.67		812,901	1.03		1.03		0.54		3.97		27
Year ended 02/28/23	16.95	0.55	(2.18)	(1.63)	(0.57)	14.75	(9.59)		700,660	0.90		0.90		0.54		3.65		50
Year ended 02/28/22	17.08	0.47	0.00	0.47	(0.60)	16.95	2.70		799,750	0.61		0.61		0.54		2.67		17
Year ended 02/28/21	17.55	0.55	(0.41)	0.14	(0.61)	17.08	0.99		687,608	0.68		0.68		0.56		3.28		24
Two months ended 02/29/20	16.78	0.09	0.79	0.88	(0.11)	17.55	5.23		658,644	0.54	(e)	0.67	(e)	0.54	(e)	3.16	(e)	2
Year ended 12/31/19	15.35	0.66	1.35	2.01	(0.58)	16.78	13.25		610,000	0.56		0.82		0.56		4.02		25
Class R6
Year ended 02/29/24	14.76	0.60	0.65	1.25	(0.64)	15.37	8.66		2,922	0.98		0.98		0.49		4.02		27
Year ended 02/28/23	16.96	0.56	(2.18)	(1.62)	(0.58)	14.76	(9.53)		1,020	0.85		0.85		0.48		3.70		50
Year ended 02/28/22	17.08	0.48	0.01	0.49	(0.61)	16.96	2.82		1,978	0.56		0.56		0.49		2.72		17
Year ended 02/28/21	17.55	0.56	(0.41)	0.15	(0.62)	17.08	1.00		1,923	0.59		0.59		0.47		3.37		24
Two months ended 02/29/20	16.78	0.09	0.79	0.88	(0.11)	17.55	5.23		5,181	0.51	(e)	0.64	(e)	0.51	(e)	3.20	(e)	2
Period ended 12/31/19(g)	16.44	0.40	0.29	0.69	(0.35)	16.78	4.20		5,000	0.54	(e)	0.80	(e)	0.54	(e)	4.07	(e)	25

(a)	Calculated using average shares outstanding.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $142,218,871 in connection with the acquisition of Invesco New York Tax Free Income Fund into the Fund.

(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended February 29, 2024 and the years ended February 28, 2023, 2022 and 2021, respectively.

(e)	Annualized.

(f)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99% and 0.95% for the years ended February 28, 2023 and February 28, 2021, respectively.

(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Rochester® New York Municipals Fund

Notes to Financial Statements

February 29, 2024

NOTE 1–Significant Accounting Policies

Invesco Rochester® New York Municipals Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are

29	Invesco Rochester® New York Municipals Fund

generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB

30	Invesco Rochester® New York Municipals Fund

Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 500 million	0.480%

Next $4.5 billion	0.455%

Next $3 billion	0.450%

Next $6 billion	0.440%

Over $14 billion	0.420%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 29, 2024, the effective advisory fee rate incurred by the Fund was 0.44%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

31	Invesco Rochester® New York Municipals Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C Plan, reimburses IDI in an amount up to an annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2024, IDI advised the Fund that IDI retained $107,085 in front-end sales commissions from the sale of Class A shares and $11,252 and $8,018 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$–	$4,898,569,075	$0	$4,898,569,075

Other Investments - Assets

Investments Matured	–	918,750	–	918,750

Total Investments	$–	$4,899,487,825	$0	$4,899,487,825

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 29, 2024, the Fund engaged in securities purchases of $5,014,253 and securities sales of $14,922,808, which resulted in net realized gains (losses) of $(8,000).

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances and Borrowings

Effective February 22, 2024, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.0 billion, collectively by certain Invesco Funds, and which will expire on February 20, 2025. Prior to February 22, 2024, the revolving credit and security agreement permitted borrowings up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 29, 2024, the Fund’s average daily balance of borrowing under the revolving credit and security agreement was $26,668,852 with an average interest rate of 5.44%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such

32	Invesco Rochester® New York Municipals Fund

overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 29, 2024 were $369,744,615 and 4.58%, respectively.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:

	2024	2023

Ordinary income*	$444,063	$3,344,822

Ordinary income-tax-exempt	177,282,972	164,656,931

Total distributions	$177,727,035	$168,001,753

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2024

Undistributed tax-exempt income	$31,910,528

Net unrealized appreciation (depreciation) – investments	(68,628,443)

Temporary book/tax differences	(820,241)

Capital loss carryforward	(1,194,167,745)

Shares of beneficial interest	5,813,663,356

Total net assets	$4,581,957,455

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$288,864,299	$905,303,446	$1,194,167,745

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $1,303,303,082 and $1,572,340,813, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$133,083,074

Aggregate unrealized (depreciation) of investments	(201,711,517)

Net unrealized appreciation (depreciation) of investments	$(68,628,443)

Cost of investments for tax purposes is $4,968,116,268.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts, grantor trusts and amortization and accretion on debt securities, on February 29, 2024, undistributed net investment income was increased by $4,246 and undistributed net realized gain (loss) was decreased by $4,246. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

33	Invesco Rochester® New York Municipals Fund

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2024(a)		February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	14,109,815	$210,492,236	18,417,782	$276,297,492

Class C	2,131,625	31,812,010	2,176,459	32,560,812

Class Y	17,319,508	257,507,555	21,516,978	318,894,385

Class R6	133,949	2,013,243	2,434	36,001

Issued as reinvestment of dividends:
Class A	5,225,409	77,892,730	4,926,829	73,798,609

Class C	265,338	3,943,510	281,263	4,204,002

Class Y	1,166,061	17,385,548	992,821	14,871,383

Class R6	3,451	51,376	1,364	20,472

Automatic conversion of Class C shares to Class A shares:
Class A	2,439,453	35,425,188	1,970,397	29,766,370

Class C	(2,446,294)	(35,425,188)	(1,975,537)	(29,766,370)

Reacquired:
Class A	(31,086,766)	(461,471,718)	(44,914,827)	(674,727,097)

Class C	(2,304,817)	(34,054,228)	(4,087,873)	(61,479,616)

Class Y	(13,080,276)	(192,609,686)	(22,211,321)	(331,478,058)

Class R6	(16,442)	(242,743)	(51,303)	(757,285)

Net increase (decrease) in share activity	(6,139,986)	$(87,280,167)	(22,954,534)	$(347,758,900)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

34	Invesco Rochester® New York Municipals Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Rochester® New York Municipals Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Rochester® New York Municipals Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

35	Invesco Rochester® New York Municipals Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL (5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/23)	(02/29/24)[1]	Period[2]	(02/29/24)	Period[2]	Ratio
Class A	$1,000.00	$1,060.50	$6.92	$1,018.15	$6.77	1.35%
Class C	1,000.00	1,056.60	10.79	1,014.37	10.57	2.11
Class Y	1,000.00	1,062.40	5.69	1,019.34	5.57	1.11
Class R6	1,000.00	1,062.00	5.28	1,019.74	5.17	1.03

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

36	Invesco Rochester® New York Municipals Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	99.75%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

37	Invesco Rochester® New York Municipals Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Rochester® New York Municipals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School—Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management—Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis – 1950 Trustee	1998	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Rochester® New York Municipals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Rochester® New York Municipals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Rochester® New York Municipals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Rochester® New York Municipals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Rochester® New York Municipals Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1)	Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against/Withheld

(1)* Beth Ann Brown	3,855,663,367.66	110,062,066.68
Carol Deckbar	3,854,692,350.37	111,033,083.98
Cynthia Hostetler	3,854,899,777.40	110,825,656.95
Dr. Eli Jones	3,851,559,246.04	114,166,188.30
Elizabeth Krentzman	3,854,384,766.71	111,340,667.64
Jeffrey H. Kupor	3,852,215,990.93	113,509,443.41
Anthony J. LaCava, Jr.	3,852,430,616.83	113,294,817.52
James Liddy	3,851,980,828.53	113,744,605.81
Dr. Prema Mathai-Davis	3,841,375,126.78	124,350,307.56
Joel W. Motley	3,844,615,100.30	121,010,334.05
Teresa M. Ressel	3,857,013,983.10	108,711,451.24
Douglas Sharp	3,854,226,952.19	111,498,482.16
Robert C. Troccoli	3,843,587,519.49	122,137,914.85
Daniel S. Vandivort	3,849,223,096.55	116,502,337.79

*	Proposal 1 required approval by a combined vote of all the portfolios of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds).

T-7	Invesco Rochester® New York Municipals Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROM-AR-1

(b) Not applicable.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., Robert C. Troccoli and James Liddy. Cynthia Hostetler, Anthony J. LaCava, Jr., Robert C. Troccoli and James Liddy are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2024	Fees Billed for Services Rendered to the Registrant for fiscal year end 2023
Audit Fees	$745,330	$703,127
Audit-Related Fees(1)	$0	$69,000
Tax Fees(2)	$214,876	$202,839
All Other Fees	$0	$0

Total Fees	$960,206	$974,966

(1)	Audit-Related Fees for the fiscal year ended 2023 includes fees billed for reviewing regulatory filings.
(2)

Tax Fees for the fiscal years ended 2024 and 2023 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2024 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$1,094,000	$874,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$1,094,000	$874,000

(1)	Audit-Related Fees for the fiscal years ended 2024 and 2023 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre- approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case-by-case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,510,000 for the fiscal year ended February 29, 2024 and $7,376,000 for the fiscal year ended February 28, 2023. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,818,876 for the fiscal year ended February 29, 2024 and $8,452,839 for the fiscal year ended February 28, 2023.

PwC provided audit services to the Investment Company complex of approximately $33 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(i) Not Applicable.

(j) Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 16, 2024, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of

April 16, 2024, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 14.	EXHIBITS.

14(a) (1)	Code of Ethics.

14(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

14(a) (3)	Not applicable.

14(a) (4)	Not applicable.

14(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	May 2, 2024

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	May 2, 2024

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	May 2, 2024